UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-10263

                             GuideStone Funds

(Exact name of registrant as specified in charter)

2401 Cedar Springs Road

                             Dallas, TX 75201-1407

(Address of principal executive offices) (Zip code)

Harold R. Loftin, Esq.

GuideStone Financial Resources of the Southern Baptist Convention

2401 Cedar Springs Road

                                     Dallas, TX 75201-1407

(Name and address of agent for service)

Registrant’s telephone number, including area code:    214-720-4640

Date of fiscal year end:   December 31

Date of reporting period:   December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report

December 31, 2015

	INSTITUTIONAL	INVESTOR
TARGET DATE FUNDS		
MyDestination 2005 Fund		GMIZX
MyDestination 2015 Fund		GMTZX
MyDestination 2025 Fund		GMWZX
MyDestination 2035 Fund		GMHZX
MyDestination 2045 Fund		GMFZX
MyDestination 2055 Fund		GMGZX
ASSET ALLOCATION FUNDS		
Conservative Allocation Fund	GCAYX	GFIZX
Balanced Allocation Fund	GBAYX	GGIZX
Growth Allocation Fund	GGRYX	GCOZX
Aggressive Allocation Fund	GAGYX	GGBZX
SELECT FUNDS		
Money Market Fund	GMYXX	GMZXX
Low-Duration Bond Fund	GLDYX	GLDZX
Medium-Duration Bond Fund	GMDYX	GMDZX
Extended-Duration Bond Fund	GEDYX	GEDZX
Inflation Protected Bond Fund	GIPYX	GIPZX
Global Bond Fund	GGBEX	GGBFX
Flexible Income Fund		GFLZX
Defensive Market Strategies Fund	GDMYX	GDMZX
Real Assets Fund		GRAZX
Equity Index Fund	GEQYX	GEQZX
Real Estate Securities Fund	GREYX	GREZX
Value Equity Fund	GVEYX	GVEZX
Growth Equity Fund	GGEYX	GGEZX
Small Cap Equity Fund	GSCYX	GSCZX
International Equity Index Fund	GIIYX	
International Equity Fund	GIEYX	GIEZX
Emerging Markets Equity Fund	GEMYX	GEMZX
Global Natural Resources Equity Fund		GNRZX

GuideStone Funds

GuideStone Funds

Privacy Notice

NOTICE CONCERNING YOUR PRIVACY RIGHTS

This notice will provide you with information concerning our policies with respect to non-public personal information that we collect about you in connection with the following financial products and services provided and/or serviced by the entities listed below: individual retirement accounts ( “IRAs”) and/or personal mutual fund accounts.

The confidentiality of your information is important to us, as we recognize that you depend on us to keep your information confidential, as described in this notice.

We collect non-public personal information about you with regard to your IRA and/or mutual fund accounts from the following sources:

•	Information we receive from you on applications or other forms;

•	Information about your transactions with us, our affiliates or others (including our third-party service providers);

•	Information we receive from others, such as service providers, broker-dealers and your personal agents or representatives; and

•	Information you and others provide to us in correspondence sent to us, whether written, electronic or by telephone.

We may disclose such non-public personal financial information about you to one or more of our affiliates as permitted by law. An affiliate of an organization means any entity that controls, is controlled by or is under common control with that organization. GuideStone Funds, GuideStone Financial Resources of the Southern Baptist Convention, GuideStone Capital Management, LLC, GuideStone Resource Management, Inc., GuideStone Investment Services, GuideStone Trust Services, GuideStone Financial Services and GuideStone Advisors (collectively “GuideStone”) are affiliates of one another. GuideStone and Foreside Funds Distributors LLC do not sell your personal information to non-affiliated third parties.

We may also disclose any of the personal information that we collect about you to non-affiliated third parties as permitted by law. For example, we may provide your information to non-affiliated companies that provide account services or that perform marketing services on our behalf and to other financial institutions with whom we have joint marketing agreements. We restrict access to non-public personal information about you to those of our employees who need to know that information in order for us to provide products and services to you. We also maintain physical, electronic and procedural safeguards to guard your personal information.

These procedures will continue to remain in effect after you cease to receive financial products and services from us.

If you have any questions concerning our customer information policy, please contact a customer relations specialist at 1-888-GS-FUNDS (1-888-473-8637).

This report has been prepared for shareholders of GuideStone Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Funds. Investors are reminded to read the prospectus carefully before investing. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Fund shares are distributed by Foreside Funds Distributors LLC, 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, PA 19312.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present you with the 2015 GuideStone Funds Annual Report. This report reflects our unwavering commitment to integrity in financial reporting so you may stay fully informed of your investments. We trust that you will find this information valuable when making investment decisions.

In 2015, GuideStone Funds was recognized for the fourth consecutive year by the Lipper Fund Awards. The Extended-Duration Bond Fund was recognized as the Best Fund Over 3 Years, and the Best Fund Over 5 Years in the Corporate Debt A-Rated Funds category for the fund’s risk-adjusted total return, ending November 30, 2014. The Extended-Duration Bond Fund won in the same categories the previous year. In 2012, the entire GuideStone Funds family was honored with Lipper’s Best Overall Small Fund Group in the U.S. over the 3-year period ending November 30, 2011, making it the first Christian-screened mutual fund family to receive this prestigious honor. In 2013, the MyDestination 2025 Fund was ranked No. 1 for its performance over the 3-year period ending November 30, 2012.

As previously communicated, on November 20 the Asset Allocation Funds I Series were closed and all assets were reorganized into the Institutional Share Class of the Asset Allocation Funds. The I Series Funds — the Conservative Allocation Fund I, Balanced Allocation Fund I, Growth Allocation Fund I and the Aggressive Allocation Fund I — were technically four stand-alone funds with an Institutional Share Class launched in 2003. During 2015, changes were made that eliminated any difference between the underlying investments of the Asset Allocation Funds I Series and the Asset Allocation Investor Share Class; therefore, the need to maintain four stand-alone I Series funds no longer existed.

Our affected investors experienced no fee change, nor did they incur a taxable event as a result of the reorganization. Additionally, no commission or trading costs from the reorganization were generated. This gives GuideStone a single set of Asset Allocation Funds with a multiple-class structure, similar to other funds in the GuideStone Funds family.

We invite you to learn more about the continued success of GuideStone Funds and the various investment options available by visiting our website, GuideStoneFunds.com/Disclosures, or contacting us at 1-888-GS-FUNDS (1-888-473-8637). Thank you for choosing to invest in GuideStone Funds.

Sincerely,

John R. Jones, CFA

President

Lipper, a Thomson Reuters company, provides independent insight on global collective investments, including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper is the world’s leading fund research and analysis organization, covering more than 213,000 share classes and more than 117,000 funds in more than 61 registered for sale (RFS) universes. It provides the free Lipper Leader ratings for mutual funds registered for sale in more than 30 countries. Lipper Fund Awards are based on Lipper Ratings for Consistent Return (Effective Return), which reflect a fund’s historical risk-adjusted total returns relative to funds in the same Lipper Global Classification. Classification averages are calculated with all eligible share-classes for each eligible classification. The calculation periods extend over 36, 60 and 120 months. The highest Lipper Leader for Consistent Return (Effective Return) value within each eligible classification determines the fund classification winner over three, five or 10 years. The Institutional Class of the GuideStone Extended-Duration Bond Fund won the 2014 Lipper Funds Awards for 3-year and 5-year periods in the Corporate Debt A-Rated category. Additional information is available at lipperweb.com.

FROM THE CHIEF INVESTMENT OFFICER

The calendar year-end serves as a time for everyone to make New Year’s resolutions and establish new goals. Related to investing, it serves as an opportunity to pause and reflect on what occurred over the previous 12 months while also projecting what will unfold in the upcoming year. Entering into 2015, there was cautious optimism but major questions existed as related to the sustainability of the U.S. economy, corresponding actions by the Federal Reserve (the “U.S. central bank” or the “Fed”), global monetary policy, China’s economy (and its position as a global economic engine) and demand/supply imbalances in commodities. In summary, most of the concern was over the health of the global economy and the ability of the United States and China to lead such growth. Let’s quickly review how these issues played out in 2015.
Matt L. Peden, CFA

•

The U.S. economy continued to improve at a moderate pace, with real GDP coming in at roughly 2.0%. A key factor benefiting the U.S. economy included a healthier consumer as unemployment rates fell to 5.00% during the year and consumer confidence and housing trended positive. The domestic economy was also supported by very accommodative monetary policy and low oil prices. Amidst the economic growth, inflation remained somewhat at bay due to modest wage gains, global deflationary pressures, low oil and energy prices and cheaper imports due to a strengthening U.S. dollar.

•

A major theme throughout 2015 was when, not if, the Fed was going to “lift off” and reverse course from its zero interest rate policy. Throughout the year, market and economic pundits were debating and forecasting when such an action by Chairman Yellen and the Fed would take place. The Fed was in a precarious position of raising rates “too soon” (causing the risk of an economic recession) or “too late” (causing the risk of higher inflation). After seven years of zero interest rate policy, the Fed made the decision to raise the fed funds rate by 0.25% during its December meeting. This anticipated move was the first time the Fed had raised rates in nine years. While the amount of the increase was not material, the actual move itself was a sign that “emergency accommodative monetary policy” was no longer needed. Further rate hikes in 2016 are being priced into the U.S. yield curve with the number of rate hikes largely being dependent on inflationary pressures and conditions surrounding economic growth.

•

Prior to 2015, global monetary policy had been “in sync”, with major central banks coordinating very accommodative monetary policy. However, the U.S. economy, through more aggressive stimulus, has been improving faster than most of its counterparts. As a result, the anticipation of a divergence in monetary policies between the United States and other developed market central banks arose, contributing to the market uncertainty. As stated, the U.S. central bank raised rates in December while most other central banks (including the European Central Bank and the Bank of Japan) maintained very accommodative monetary policies, including quantitative easing. The relative improvement in the U.S. economy, and relatively higher U.S. interest rates, led to a material appreciation in the U.S. dollar versus most currencies during the year. The appreciation of the U.S. dollar made imports less expensive for U.S. consumers, but provided a headwind for U.S. exporters and the performance of non-U.S. denominated investments.

•

The health of China’s economy remained in the headlines. Global economic growth has been reliant on both the United States and China for the past decade. China has a large impact on commodity prices, surrounding Pacific-rim economies and other emerging markets. Certain economic indicators, including low commodity prices and an August currency devaluation, made the market “question” whether or not China was actually growing at its annual stated target of about 7.00%. Other China questions included its high levels of debt and whether or not it could successfully transition its economy from a “heavy industrial” economy to a “consumer led” economy. While China has a great deal of options to stimulate its economy, the uncertainty in China’s actual growth and leadership effectiveness served as a cloud over the global markets, especially over the last half of the year.

•

Commodities across the board suffered materially during the year. When investors thought commodity prices could not fall further, they did. Oil, natural gas and base metals fell sharply due to material demand/supply imbalances. Oil prices were under pressure due to slow declines in production (especially in U.S. shale production) coupled with increases in Middle East production. Base metals were negatively impacted over concerns related to China’s economic growth as that country accounts for 40% to 50% of global demand. Having too much supply during times of slow global economic growth has hit commodity prices hard and caused sentiment to free fall. Supply rationalization has begun, but it appears that it will take time to come into equilibrium with actual demand. The good news from low commodity prices is the positive impact it has on consumers’ disposable income which should eventually lead to further consumer demand and economic stimulus.

Given this economic backdrop, greater uncertainty entered the capital markets, which in turn, led to more volatility and investors taking a “risk-off” approach. The calendar year 2015 may be remembered as the “year of no return.” It was a difficult year for investors, even those with well diversified portfolios, to experience positive results as very few areas of the market posted material positive returns. The table below provides an overview of key capital market returns.

Index	Description	2015 Calendar Year Return
S&P 500® Index	Large-cap U.S. Stocks	1.38%
Russell 2000 Index	Small-cap U.S. Stocks	(4.41)%
MSCI EAFE – Net Dividend	Developed Market Stocks – Ex-U.S.	(0.81)%
MSCI Emerging Markets	Emerging Markets Stocks	(14.92)%
Barclays Aggregate Bond Index	U.S. Bonds	0.55%
Barclays Capital U.S. TIPS Index	U.S. TIPS	(1.44)%

U.S. stocks led returns domestically with a modest annual return of 1.38%, extending another year of positive results for the long-running bull equity market. However, given concerns over the U.S. economy entering into the later stages of its growth cycle, the U.S. stock market appeared to be “less healthy” by year end, as the market, as represented by the S&P 500 Index® became very narrow and driven by a few large cap stocks, such as Facebook, Amazon, Netflix and Google. The equal weighted S&P 500® Index performed -2.20% for the year, providing evidence that many U.S. stocks generated negative returns. The best-performing sectors in the S&P 500® Index included defensive sectors such as health care and consumer staples, while the worst performers were the cyclical energy and materials sectors. Large-cap stocks outpaced small-cap stocks, while growth stocks outperformed value stocks. The best performing segment of the U.S. market was large-cap growth with the Russell 1000® Growth Index posting an annual return of 5.67%. Stocks of non-U.S. developed markets trailed U.S. stocks and posted an annual return of -0.81%. Slower economic growth and an appreciating U.S. dollar hurt performance. Emerging market stocks were materially hurt, down -14.92% for the year, reflecting downward pressure on commodity prices and slowing emerging economies (especially China) coupled with a rising U.S. dollar.

In addition to stocks, other asset classes struggled during 2015. Bonds surprised on the upside during 2014 but struggled to generate much return in 2015 as the Barclays U.S. Aggregate Bond Index, a proxy for the broad U.S. bond market, generated a modest annual return of 0.55%. Like stocks, higher quality bond sectors generally outpaced riskier ones. Headwinds for bonds during the year included rising interest rates and spread widening (increase in risk premiums). The best performing areas of the bond market were mortgages and U.S. Treasuries while corporates and high yield bonds (below investment grade) generally lagged. The shape of the U.S. Treasury yield curve was largely influenced by expectations of future Fed actions. The year ended with yields on the 10-year U.S. Treasury and the 30-year U.S. Treasury at 2.27% and 3.02%, respectively. With yields at low levels coupled with expectations for future rate hikes by the Fed, near-term prospects for bond returns are below long-term historical norms.

Despite accommodative monetary policies by central banks and historical amounts of liquidity in the markets, inflation expectations remained rather benign during 2015, especially on a global basis. Commodities were negatively impacted the most due to an oversupply (or supply shock) and fears of sluggish economic growth. The MSCI World Commodity Producers – Net Index, a proxy for the natural resource equities, fell 25.62% during the year. Many commodities ended the year at very low levels, but some positives exist for this market segment including cheap valuations, the occurrence of supply rationalization and economic fundamentals indicating prices should be higher.

After reflecting on 2015, what are our thoughts on the upcoming year?

We believe many of the same challenges that were faced in 2015 will persist into 2016, with prospects of higher asset price volatility. Economic growth is projected to muddle through (slow but positive), and asset class returns are forecasted well below historical annual averages for several reasons, including, currently high asset valuations, a slowdown in corporate earnings, low interest rate levels and projected muted economic growth. We must also take into consideration that the current economic expansion and bull equity market are “long in the tooth” coupled with prospects of the Fed implementing further tightening.

As a team, we believe the following factors will have a material impact during 2016 on the global economies, investors’ sentiment and asset class returns:

•	Divergence in monetary policy between the United States and other major central banks.

•	Potential for sluggish economic growth outside the United States in major economies such as Europe, Japan and China, as well as commodity export dependent emerging markets nations.

•	The resulting impact of very low commodity prices, including oil.

•	Heightened geopolitical risks, including terrorism.

•	The valuation of the U.S. dollar versus other major currencies.

We continue to encourage investors to ensure their portfolio is well diversified and corresponds with their underlying risk/return profile. Often higher volatility leads to greater temptation to move away from the appropriate long-term asset allocation. Remember, investing is a long-term process and diversification is key. Also, given the prospects for lower absolute returns, it is prudent for investors to review their savings rate. Any ability to increase savings would be beneficial, especially for those nearing retirement.

On behalf of GuideStone Capital Management, LLC, I would like to thank you for your confidence and trust and for the opportunity to manage assets on your behalf. We consider it a privilege to work diligently on your investment portfolio. Wishing you a happy and prosperous year ahead.

A complete GuideStone Funds performance report can be found at www.GuideStoneFunds.com.

Sincerely,

Matt L. Peden, CFA

Vice President - Chief Investment Officer

GuideStone Funds

Asset Class Performance Comparison

The following graph illustrates the performance of the major assets classes during 2015.

1The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

2The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

3The MSCI EM (Emerging Markets) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consisted of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

4The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.

5The S&P 500® Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends and is a registered trademark of McGraw-Hill Co., Inc. The S&P 500® Index includes 500 of the largest stocks (in terms of market value) in the United States.

S&P 500® Index Returns

The U.S. large cap equity market, as measured by the S&P 500® Index, posted a positive annual return of 1.4%. Although this marks the seventh consecutive year of positive returns for the index, the market was much more volatile and gains were more concentrated than in years past. In fact, if the 10 largest securities by market capitalization are omitted, the index actually suffered a loss for the year.

After producing gains in each of the first two quarters, volatility spiked and the index posted a negative return in the third quarter, as fears about global growth caused a decline in investor confidence. During the quarter, the index suffered a loss of 6.5%, but a robust fourth quarter rally was sufficient to produce a positive full year return.

Only half of the 10 sectors produced a positive return for the year, led by Consumer Discretionary and the traditionally defensive Consumer Staples and Health Care sectors. The continued decline in commodity prices created a material headwind for Energy and Materials stocks, with both sectors suffering significant losses for the year.

The S&P 500® Index includes 500 leading companies in major industries of the U.S. economy. The index represents about 75% of U.S. equity market capitalization. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested. Constituents are selected by a team of Standard & Poor’s economists and analysts.

Data Source: Bloomberg, S&P website

Russell 2000® Index Returns

The U.S. small cap equity market, as represented by the Russell 2000®Index, posted a loss of 4.4% during 2015. The index produced a positive return the first half of the year, but then lost 7.7% in the third quarter before gaining some of that loss back in the fourth quarter. The rise in volatility during the third quarter coincided with a decline in investor risk appetite that negatively impacted small cap stocks.

The best performing sectors during the period included Health Care and Technology, while Energy and Materials were the worst performers. The significant decline in oil and other commodity prices was a major headwind for firms in these two sectors.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.

Data Source: Russell Investments, Bloomberg

MSCI EAFE (Net) Returns

International developed market equities, as measured by the MSCI EAFE Index (Net), fell 0.8% during the year. This index underperformed the U.S. market as a result of slower economic growth, the strength of the U.S. dollar and a greater reliance on trade with the weakening Emerging Markets. Similar to U. S. stocks, the EAFE Index produced a positive return in the first and second quarters, but fell roughly 10% in the third quarter as volatility rose. A positive 5% fourth quarter return was insufficient to produce a gain for the full year.

The best performing regions included Ireland, Denmark and Belgium, while the worst performers included Norway, Singapore and Australia. Commodity price weakness and exposure to China were the key drivers of the poor performance in these countries.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Data Source: Factset

MSCI EM (Net) Returns

International emerging market equities, as measured by the MSCI Emerging Market Index (Net), declined 14.9% during the year. The combination of falling commodity prices, weakening currencies and the slowdown in China had a dramatic impact on economic growth and equity performance in these markets. The third quarter was the worst period for the index, as it fell more than 17%. Only two countries, Hungary and Russia, produced a gain for the year.

Countries that produced significant losses were those that rely on commodity exports to drive their economies, including Brazil, South Africa and Colombia, as well as those that are dependent on trade with China, such as Indonesia, Malaysia and Thailand. The worst performer was Greece, which once again was required to restructure its huge debt burden with its creditors.

The MSCI EM (Emerging Markets) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consisted of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Data Source: Factset

Barclays U.S. Aggregate Bond Index Returns

The broad U.S. bond market, as measured by the Barclays U.S. Aggregate Bond Index, produced a small gain of 0.6% during 2015. Higher quality and intermediate maturity debt securities were the best performers, while lower quality bonds, especially those issued by Energy firms, experienced material spread widening and significant losses as investors began to question the health of such firms.

The best performing sectors in the index included Financials, Asset-backed securities and Mortgage-backed securities, while bonds issued by Industrial and Utilities firms produced losses for the year.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark representing approximately 8,200 U.S. dollar-denominated, taxable fixed income securities. To be included in this market capitalization-weighted index, bonds must be rated investment grade quality by Moody’s and Standard & Poor’s and have a maturity of at least one year. The types of fixed income instruments in this index primarily consist of U.S. Treasury securities, government-related securities, mortgage-backed securities, asset-backed securities and corporate bonds.

Data Source: Factset

Federal Reserve

Following much debate and analysis both inside and outside the Federal Reserve (“Fed”), the members of the Federal Open Market Committee finally voted to raise the target Fed Funds rate by 0.25% to a range of 0.25 - 0.50% at its December meeting. The long awaited beginning of the Fed tightening cycle is an event for which the markets were well positioned, so the impact on financial assets was negligible. Despite the rise in the Fed Funds rate, short term interest rates remain very low and accommodative by historical standards. In addition, the Fed signaled that further rate hikes will be very gradual and will be dependent on sustained economic strength. This marks the first rate hike since 2006, and ends an unprecedented 7-year period of a near zero Fed Funds rate.

The Federal Reserve (“Fed”) is the central bank of the United States. It was created by Congress to provide the nation with a safer, more flexible, and more stable monetary and financial system. The Federal Funds Rate is the interest rate at which depository institutions lend balances at the Fed to other depository institutions overnight. The rate is one tool the Fed can use in their efforts of controlling the supply of money. Changes in the Federal Funds Rate trigger a chain of events that affect other short-term interest rates, foreign exchange rates, long-term interest rates, the amount of money and credit, and, ultimately, a range of economic variables, including employment, output, and prices of goods and services.

Data Source: Bloomberg, Federal Reserve

U.S. Treasury Yield Curve

Despite some volatility in interest rates during the year, the yield curve ended 2015 in very similar shape as it started the year. Short term rates, from 3 months to
3-years, rose somewhat as result of the Fed Funds rate hike, but the 5-to 10-year portion of the curve was virtually unchanged from the start of the year. During the period, the 10-year Treasury yield fell to as low as 1.65%, and then rose to near 2.50% as investor expectations for inflation and economic growth varied. However, the yield ended 2015 at 2.27%, very close to the same level at which it began the year.

The Treasury yield curve illustrates the relationship between yields on short-term, intermediate-term and long-term Treasury securities. Normally, the shape of the yield curve is upward sloping with rates increasing from the short end of the curve moving higher to the long end. The short end of the curve is impacted more by monetary policy (demand for money) while inflationary expectations and market forces impact the long end of the curve.

Data Source: Bloomberg

About Your Expenses (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including advisory fees and to the extent applicable, shareholder services fees, as well as other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

Actual
Fund	Class	Beginning Account Value 07/01/15	Ending Account Value 12/31/15	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2005	Investor	$1,000.00	$ 973.55	0.35%	$1.74
MyDestination 2015	Investor	1,000.00	967.82	0.35	1.74
MyDestination 2025	Investor	1,000.00	958.36	0.35	1.73
MyDestination 2035	Investor	1,000.00	939.96	0.35	1.71
MyDestination 2045	Investor	1,000.00	934.88	0.35	1.71
MyDestination 2055	Investor	1,000.00	934.49	0.35	1.71
Conservative Allocation (3)	Institutional Investor	1,000.00 1,000.00	990.11 973.80	0.18 0.35	0.19 1.75
Balanced Allocation (3)	Institutional Investor	1,000.00 1,000.00	983.65 957.51	0.12 0.37	0.13 1.80
Growth Allocation (3)	Institutional Investor	1,000.00 1,000.00	976.41 946.24	0.14 0.37	0.14 1.84
Aggressive Allocation (3)	Institutional Investor	1,000.00 1,000.00	971.52 948.48	0.15 0.39	0.16 1.89
Money Market	Institutional Investor	1,000.00 1,000.00	1,000.57 1,000.13	0.17 0.26	0.87 1.32
Low-Duration Bond	Institutional Investor	1,000.00 1,000.00	996.57 994.94	0.37 0.65	1.88 3.26
Medium-Duration Bond	Institutional Investor	1,000.00 1,000.00	1,000.07 999.25	0.45 0.74	2.29 3.70

Actual

Fund	Class	Beginning Account Value 07/01/15	Ending Account Value 12/31/15	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Extended-Duration Bond	Institutional Investor	$1,000.00 1,000.00	$990.48 990.26	0.60 0.89%	$3.01 4.46
Global Bond	Institutional Investor	1,000.00 1,000.00	944.72 943.13	0.60 0.91	2.95 4.48
Defensive Market Strategies (4)	Institutional Investor	1,000.00 1,000.00	1,010.68 1,009.32	0.72 1.00	3.63 5.04
Equity Index	Institutional Investor	1,000.00 1,000.00	999.05 998.24	0.16 0.43	0.83 2.16
Value Equity	Institutional Investor	1,000.00 1,000.00	958.53 956.48	0.60 0.87	2.96 4.29
Growth Equity	Institutional Investor	1,000.00 1,000.00	1,024.21 1,023.58	0.76 1.02	3.86 5.21
Small Cap Equity	Institutional Investor	1,000.00 1,000.00	900.03 898.35	1.01 1.29	4.79 6.16
International Equity Index	Institutional	1,000.00	926.25	0.57	2.77
International Equity (4)	Institutional Investor	1,000.00 1,000.00	928.80 927.50	0.97 1.24	4.72 6.04
Emerging Markets Equity	Institutional Investor	1,000.00 1,000.00	808.08 807.69	1.28 1.55	5.82 7.05
Inflation Protected Bond	Institutional Investor	1,000.00 1,000.00	975.56 974.56	0.40 0.75	1.99 3.73
Flexible Income	Investor	1,000.00	959.85	1.12	5.53
Real Assets	Investor	1,000.00	887.10	0.35	1.66
Real Estate Securities	Institutional Investor	1,000.00 1,000.00	1,033.68 1,032.56	0.94 1.12	4.80 5.74
Global Natural Resources Equity	Investor	1,000.00	670.52	1.36	5.72

HYPOTHETICAL (assuming a 5% return before expenses)

Fund	Class	Beginning Account Value 07/01/15	Ending Account Value 12/31/15	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2005	Investor	$1,000.00	$1,023.42	0.35%	$1.79
MyDestination 2015	Investor	1,000.00	1,023.42	0.35	1.79
MyDestination 2025	Investor	1,000.00	1,023.42	0.35	1.79
MyDestination 2035	Investor	1,000.00	1,023.42	0.35	1.79
MyDestination 2045	Investor	1,000.00	1,023.42	0.35	1.79
MyDestination 2055	Investor	1,000.00	1,023.42	0.35	1.79
Conservative Allocation (3)	Institutional Investor	1,000.00 1,000.00	1,005.15 1,023.42	0.18 0.35	0.92 1.79
Balanced Allocation (3)	Institutional Investor	1,000.00 1,000.00	1,005.21 1,023.35	0.12 0.37	0.62 1.86
Growth Allocation (3)	Institutional Investor	1,000.00 1,000.00	1,005.19 1,023.30	0.14 0.37	0.70 1.91

About Your Expenses (Unaudited) (Continued)

HYPOTHETICAL (assuming a 5% return before expenses)

Fund	Class	Beginning Account Value 07/01/15	Ending Account Value 12/31/15	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Aggressive Allocation (3)	Institutional Investor	$1,000.00 1,000.00	$1,005.18 1,023.24	0.15 0.39%	$0.77 1.97
Money Market	Institutional Investor	1,000.00 1,000.00	1,024.33 1,023.88	0.17 0.26	0.88 1.33
Low-Duration Bond	Institutional Investor	1,000.00 1,000.00	1,023.31 1,021.91	0.37 0.65	1.90 3.30
Medium-Duration Bond	Institutional Investor	1,000.00 1,000.00	1,022.89 1,021.46	0.45 0.74	2.32 3.75
Extended-Duration Bond	Institutional Investor	1,000.00 1,000.00	1,022.14 1,020.67	0.60 0.89	3.07 4.54
Global Bond	Institutional Investor	1,000.00 1,000.00	1,022.14 1,020.54	0.60 0.91	3.07 4.67
Defensive Market Strategies (4)	Institutional Investor	1,000.00 1,000.00	1,021.56 1,020.13	0.72 1.00	3.65 5.08
Equity Index	Institutional Investor	1,000.00 1,000.00	1,024.37 1,023.02	0.16 0.43	0.84 2.19
Value Equity	Institutional Investor	1,000.00 1,000.00	1,022.14 1,020.77	0.60 0.87	3.07 4.44
Growth Equity	Institutional Investor	1,000.00 1,000.00	1,021.35 1,020.00	0.76 1.02	3.86 5.21
Small Cap Equity	Institutional Investor	1,000.00 1,000.00	1,020.11 1,018.64	1.01 1.29	5.10 6.57
International Equity Index	Institutional	1,000.00	1,022.30	0.57	2.91
International Equity (4)	Institutional Investor	1,000.00 1,000.00	1,020.26 1,018.87	0.97 1.24	4.95 6.34
Emerging Markets Equity	Institutional Investor	1,000.00 1,000.00	1,018.69 1,017.31	1.28 1.55	6.52 7.90
Inflation Protected Bond	Institutional Investor	1,000.00 1,000.00	1,023.17 1,021.39	0.40 0.75	2.04 3.82
Flexible Income	Investor	1,000.00	1,019.49	1.12	5.72
Real Assets	Investor	1,000.00	1,023.42	0.35	1.79
Real Estate Securities	Institutional Investor	1,000.00 1,000.00	1,020.43 1,019.49	0.94 1.12	4.78 5.72
Global Natural Resources Equity	Investor	1,000.00	1,018.27	1.36	6.94

(1)	Expenses include the effect of contractual waivers by GuideStone Capital Management. The Target Date Funds’, Asset Allocation Funds’ and Real Assets Fund’s proportionate share of the operating expenses of the Select Funds is not reflected in the tables above.
(2)	Expenses are equal to the Fund’s annualized expense ratios for the period July 1, 2015 through December 31, 2015, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(3)	Actual expense calculation for Institutional Class of Conservative Allocation, Balanced Allocation, Growth Allocation and Aggressive Allocation are based on data since commencement of operations (November 23, 2015) and Hypothetical Expense calculation for the share class assumes the share class has been in existence for 184 days, and are based on data since July 1, 2015.
(4)	The expense ratios for the Defensive Market Strategies Fund and the International Equity Fund include the impact of dividend and interest expense on securities sold short.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS

INVESTMENT ABBREVIATIONS:
ADR	—	American Depositary Receipt
CDO	—	Collateralized Debt Obligation
CDX	—	A series of indices that track North American and emerging market credit derivative indexes.
CETIP	—	Latin America’s largest central depository for securities and derivatives.
CLO	—	Collateralized Loan Obligation
CMBX	—	A group of indices made up of 25 tranches of commercial mortgage-backed securities (CMBS), each with different credit ratings.
CONV	—	Convertible
CVA	—	Dutch Certificate
EURIBOR	—	Euro Interbank Offered Rate
GDR	—	Global Depositary Receipt
IO	—	Interest Only (Principal amount shown is notional)
iTraxx	—	A group of international credit derivative indices that are monitored by the International Index Company (IIC).iTraxx indices cover credit derivatives markets in Europe, Asia and Australia.
KLIBOR	—	Kuala Lumpur Interbank Offer Rate
KORIBOR	—	Korea Interbank Offer Rate
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
LP	—	Limited Partnership
MXN- TIIE- Banxico	—	The Equilibrium Interbank Interest Rate (“TIIE”) represents interbank credit transactions in local currency (MXN).
NVDR	—	Non-Voting Depository Receipt
PCL	—	Public Company Limited
PIK	—	Payment-in-Kind Bonds
PLC	—	Public Limited Company
REIT	—	Real Estate Investment Trust
REMIC	—	Real Estate Mortgage Investment Conduit
SDR	—	Special Drawing Rights
STEP	—	Stepped Coupon Bonds: Interest rates shown reflect the rates currently in effect.
STRIP	—	Stripped Security
TBA	—	To be announced
TIPS	—	Treasury Inflation Protected Security.
144A	—	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of December 31, 2015, the total market values and percentages of net assets for 144A securities by fund were as follows:

Fund	Value of 144A Securities	Percentage of Net Assets
Money Market	$369,349,330	28.69%
Low-Duration Bond	187,908,875	21.85
Medium-Duration Bond	113,818,601	12.72
Extended-Duration Bond	21,471,023	8.39
Global Bond	89,527,396	22.96
Defensive Market Strategies	31,464,310	5.15
Small Cap Equity	1	—
International Equity Index	249,028	0.22
International Equity	4,815,871	0.38
Emerging Markets Equity	2,458,633	0.83
Real Estate Securities	800,267	0.31
Flexible Income Fund	3,681,125	2.60

INVESTMENT FOOTNOTES:
‡‡	—	All or a portion of the security was held as collateral for open futures, options, securities sold short and/or swap contracts.
@	—	Illiquid.
*	—	Non-income producing security.
#	—	Security in default.
§	—	Security purchased with the cash proceeds from securities loaned.
†	—	Variable rate security. Rate shown reflects the rate in effect as of December 31, 2015. Maturity date for money market instruments is the date of the next interest rate reset.
Ω	—	Rates shown reflect the effective yields as of December 31, 2015.
	¥—	Affiliated fund.
Δ	—	Security either partially or fully on loan.
S	—	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
+	—	Security is valued at fair value by the Valuation Committee (see Note 1 in Notes to Financial Statements). As of December 31, 2015, the total market values and percentages of net assets for Fair Valued securities by fund were as follows:

Fund	Value of Fair Valued Securities	Percentage of Net Assets
Low-Duration Bond	$—	—%
Medium-Duration Bond	7,490,740	0.84
Global Bond	3,206,279	0.82
Defensive Market Strategies	5,550,877	0.91
Small Cap Equity	1	—
International Equity Index	2,133	—
International Equity	174,050	0.01
Emerging Markets Equity	631,283	0.21

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS

FOREIGN BOND FOOTNOTES:
(A)	—	Par is denominated in Australian Dollars (AUD).
(B)	—	Par is denominated in Brazilian Real (BRL).
(C)	—	Par is denominated in Canadian Dollars (CAD).
(E)	—	Par is denominated in Euro (EUR).
(K)	—	Par is denominated in Norwegian Krone (NOK).
(M)	—	Par is denominated in Mexican Pesos (MXN).
(P)	—	Par is denominated in Polish Zloty (PLN).
(U)	—	Par is denominated in British Pounds (GBP).
(V)	—	Par is denominated in Dominican Peso (DOP).
(X)	—	Par is denominated in Colombian Peso (COP).
(Z)	—	Par is denominated in NewZealand Dollars (NZD).
(Y)	—	Par is denominated in Chinese Yuan (CNY).

COUNTERPARTY ABBREVIATIONS:
BAR	—	Counterparty to contract is Barclays Capital.
BNP	—	Counterparty to contract is BNP Paribas.
BNY	—	Counterparty to contract is Bank of New York Mellon.
BOA	—	Counterparty to contract is Bank of America.
CITI	—	Counterparty to contract is Citibank NA London.
CITIC	—	Counterparty to contract is Citicorp.
CITIG	—	Counterparty to contract is Citigroup.
CME	—	Counterparty to contract is Chicago Mercantile Exchange.
CS	—	Counterparty to contract is Credit Suisse International.
DEUT	—	Counterparty to contract is Deutsche Bank AG.
GSC	—	Counterparty to contract is Goldman Sachs Capital Markets, LP.
HKSB	—	Counterparty to contract is Hong Kong & Shanghai Bank.
HSBC	—	Counterparty to contract is HSBC Securities.
ICE	—	Counterparty to contract is Intercontinental Exchange.
JEFF	—	Counterparty to contract is Jefferies.
JPM	—	Counterparty to contract is JPMorgan Chase Bank.
MLCS	—	Counterparty to contract is Merrill Lynch Capital Services, Inc.
MSCS	—	Counterparty to contract is Morgan Stanley Capital Services.
NT	—	Counterparty to contract is Northern Trust Corporation.
RBC	—	Counterparty to contract is Royal Bank of Canada.
RBS	—	Counterparty to contract is Royal Bank of Scotland.
SC	—	Counterparty to contract is Standard Chartered PLC.
SS	—	Counterparty to contract is State Street Global Markets.
UBS	—	Counterparty to contract is UBS AG.
WEST	—	Counterparty to contract is Westpac Pollock.
WF	—	Counterparty to contract is Wells Fargo.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS

INDEX DEFINITIONS:

The Bank of America Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

The Barclays Global Aggregate Bond Index — Unhedged provides a broad-based measure of the global investment grade fixed-rate debt markets.

The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays U.S. Corporate High Yield – 2% Issuer Capped Index is an issuer-constrained version of the Barclays U.S. Corporate High Yield Index that measures the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro rata basis.

The Barclays U.S. Long-Term Credit Bond Index is composed of a subset of the Barclays U.S. Credit Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa with at least $50 million principal outstanding and maturity greater than 10 years.

The Barclays U.S. Long-Term Government Bond Index is composed of securities in the long (more than 10 years) range of the Barclays U.S. Government Index and is composed of a subset of the Barclays Credit Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa with at least $50 million principal outstanding and maturity greater than 10 years.

The Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index measures the performance of the U.S. Treasury Inflation Protected Securities (“TIPS”) market and includes TIPS with one or more years remaining until maturity with total outstanding issue size of $500 million or more.

The Bloomberg Commodity Index provides a broadly diversified representation of commodity markets as an asset class. The index is made up of exchange-traded futures on physical commodities and represents 20 commodities, which are weighted to account for economic significance and market liquidity. Weighting restrictions on individual commodities and commodity groups promote diversification.

The Citigroup 3-Month Treasury Bill Index is an unmanaged index that is generally representative of 3-month U.S. Treasury bills, consisting of an average of the last 3-month U.S. Treasury bill issues.

The CMBX Indexes are a group of indices made up of 25 tranches of commercial mortgage-backed securities (CMBS), each with different credit ratings.

The Dow Jones CDX Indexes are a series of indices that track North American and emerging market credit derivative indexes. This family of indices comprises a basket of credit derivatives that are representative of certain segments such as North American investment grade credit derivatives (NA.IG), high yield (NA.HY), and emerging markets (NA.EM).

The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (“ETFs”).

The iTraxx Indexes are a group of international credit derivative indices that are monitored by the International Index Company (IIC). iTraxx indices cover credit derivatives markets in Europe, Asia and Australia.

The JPMorgan Emerging Markets Bond Index Plus is a traditional, market-capitalization weighted index comprised of U.S. dollar denominated Brady bonds, Eurobonds and traded loans issued by sovereign entities.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.

The MSCI World Commodity Producers Index is a free float-adjusted market capitalization index designed to reflect the performance of the three underlying commodity markets: energy, metals and agricultural products.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS

The MSCI EM (Emerging Markets) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consisted of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies involved primarily in mining for gold and silver. The index is calculated and maintained by the American Stock Exchange.

The Russell 1000® Growth Index is a large-cap index consisting of those Russell 1000® Index securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings-ratios, lower dividend yields and higher forecasted growth values than the value universe.

The Russell 1000® Value Index is a large-cap index consisting of those Russell 1000® Index securities with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.

The Russell 3000® Index is composed of 3,000 large companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

The S&P 500® Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc. The S&P 500® Index includes 500 of the largest stocks (in terms of market value) in the United States.

The S&P/LSTA Leveraged Loan Index is a daily total return index that tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the S&P/LSTA Leveraged Loan Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.

The S&P/LSTA U.S. B- Ratings and Above Loan Index is a daily total return index that tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the S&P/LSTA U.S. B- Ratings and Above Loan Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.

TARGET DATE FUNDS (Unaudited)

The Target Date Funds, or MyDestination Funds®, maintain diversified exposure to all three asset classes of equities, fixed income and real assets.

Contribution to absolute performance from U.S. equities was roughly flat for the MyDestination Funds®. U.S. equities experienced moderate headwinds, with the broader equity market, as measured by the Russell 3000® Index, returning 0.48% for the calendar year 2015. U.S. equity market performance was hampered by a slowdown in earnings growth and the impact of a strong U.S. dollar, which rose more than 8.00% versus the currencies of key trading partners. Small-cap stocks underperformed large-cap stocks with the Russell 2000® Index returning -4.41%. From a sector perspective, performance was positive for five of the nine sectors within the Russell 3000® Index, with consumer staples and health care leading performance among the sectors. The energy and the materials sectors were the largest detractors, down 20.00% and 8.33% respectively, due largely to global oversupply and falling demand from China for several commodities.

Contribution to absolute performance from non-U.S. equity markets was negative for the MyDestination Funds®, with both developed non-U.S. equity markets and emerging markets equities detracting similarly from performance results. Developed non-U.S. equity markets underperformed the U.S. equity markets as the MSCI EAFE Index (Net), a measure of international developed country returns, posted a one-year return of -0.81%. Two main causes for the relative underperformance of the MSCI EAFE (Net) Index were slower economic growth outside the United States and the continued appreciation of the U.S. dollar versus global currencies. The only regions to post positive returns were Japan and Africa/Middle East, while Asia ex-Japan and Europe were the largest detractors. Asia ex-Japan was hit hard by moderating economic growth in China, and the region fell over 9.00% in the index for the year. From a sector perspective, utilities and health care outperformed with high single digit returns. The energy and the materials sectors were the largest detractors, falling 18.00% and 15.51%, respectively. Emerging markets equities were materially negative for the year, with the MSCI Emerging Markets Index falling 14.92%. Emerging markets experienced a difficult year due to the headwinds of slower Chinese growth, weak commodity prices and a strong U.S. dollar.

Contribution to absolute performance from fixed income was a slight detraction for the MyDestination Funds®, except for the more conservatively positioned MyDestination 2005 Fund. The U.S. fixed income markets had mixed returns as the yield curve flattened over the year given the short end of the curve rose more than the long end. This was a result of the Fed telegraphing the first federal funds rate hike of this cycle and executing it in December. The Barclays U.S. Aggregate Bond Index, a proxy for the broad U.S. domestic bond market, generated an annual return of 0.55%. Non-U.S. fixed income underperformed domestic, particularly due to U.S. dollar strength weighing heavily on returns, as the Barclays Global Aggregate ex-U.S. Index posted a -5.30% annual return. Credit spreads in high yield bonds widened, which led to the first annual decline in the Barclays U.S. High Yield Corporate Bond Index since 2008. In particular, falling oil prices caused acute price declines in the energy sector, which comprised about 15.00% of the index, dragging down total returns and causing a contagion effect that negatively impacted the rest of the high yield bond market.

Real assets detracted from absolute performance within the MyDestination Funds®, although the returns of the various underlying strategies varied significantly for the year. Key drivers of performance were subdued inflation and inflation expectations and falling commodity prices – all of which put downward pressure on most real assets strategies. The primary detractors to absolute performance for the MyDestination Funds® were negative performance across global natural resource equities and commodities. Global natural resource equities, as measured by the MSCI World Commodity Producers Index, fell 25.62% in 2015. The Bloomberg Commodity Index, a broad-based measure of returns for a diversified basket of commodity futures, posted a 24.66% decline for 2015. Commodity prices continued to have strong headwinds throughout 2015, as oversupply issues and the slowdown in China’s economic growth weighed heavily on the space.

MyDestination 2005 Fund (Unaudited)

The Fund, through investments predominantly in the underlying GuideStone Funds Select Funds, combined a greater percentage of exposure to fixed income securities with a smaller percentage allocated to equity and real assets securities. The Fund followed an allocation glide path designed to become more conservative over time, and the December 31, 2015 targeted allocations were approximately 53.00% Fixed Income Select Funds, 21.00% U.S. Equity Select Funds, 8.00% Non-U.S. Equity Select Funds and 18.00% Real Assets Select Funds.

As a fund of funds, the Fund’s performance was based primarily on the performance of the underlying Select Funds. The Fund generated a return of -1.63% for the one-year period ended December 31, 2015. Contribution to absolute performance from the U.S. Equity Select Funds was roughly flat. The Defensive Market Strategies Fund was the largest U.S. Equity Select Fund contributor to absolute performance, benefiting from increased volatility and solid alpha generation. Non-U.S. Equity Select Funds exposure, including both developed and emerging markets, detracted from performance and was impacted by slower global growth, a strengthening U.S. dollar and poor performance from commodity sensitive emerging markets. The Fund’s Fixed Income Select Funds allocation slightly added to investment returns, as the Low-Duration Bond Fund was the largest contributor overall. Real assets exposure was the primary driver of negative absolute performance, led by the Global Natural Resources Equity Fund and the Credit Suisse Commodity Return Strategy Fund, as each fell significantly for the year. As of December 2015, the Credit Suisse Commodity Return Strategy Fund was no longer held by the Fund.

The Fund underperformed its composite benchmark in 2015 (-1.63% versus -0.82%). The largest detractors to relative underperformance were the Global Natural Resources Equity Fund and the Flexible Income Fund. The largest positive contributor to relative performance was the Defensive Market Strategies Fund.

Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed income futures. Overall, derivative exposure had a slight negative impact on Fund performance for the year.

The Fund attempted to achieve its objective by investing predominantly in the GuideStone Funds Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 12 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. This Fund may be suitable for investors who want a simplified “one fund” retirement solution, are willing to pay slightly higher fees to get a diversified mix of investments that becomes more conservative over time and retired at an age that was near the year 2005. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. The Fund is subject to risks presented by investments in foreign issuers, and changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

At December 31, 2015, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Fixed Income Select Funds	53.8
U.S. Equity Select Funds	21.1
Real Return Select Funds	17.6
Non-U.S. Equity Select Funds	7.4

99.9

MyDestination 2005 Fund (Unaudited)

Average Annual Total Returns as of 12/31/15
	Investor Class*	Benchmark**
One Year	-1.63%	-0.82%
Five Year	3.64%	3.64%
Since Inception	3.17%	3.36%
Inception Date	12/29/06
Total Fund Operating Expenses (May 1, 2015 Prospectus, as amended on June 01, 2015)(1)	0.91%

(1)The Fund’s shareholders indirectly bear the expenses of the Investor Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2015, consisting of 37.86% of the Bank of America Merrill Lynch 1-3 Year Treasury Index, 10.10% of the Barclays U.S. Aggregate Bond Index, 1.27% of the Barclays Global Aggregate Bond Index -Unhedged, 0.63% of the Barclays U.S. Corporate High Yield - 2% Issuer Capped Index, 0.63% of the J.P. Morgan Emerging Markets Bond Index Plus, 10.00% of the Barclays U.S. TIPS Index, 14.46% of the S&P 500® Index, 5.00% of the S&P U.S. BB-Ratings and Above Loan Index, 1.00% of the FTSE EPRA/NAREIT Developed Index, 3.71% of the Russell 1000® Value Index, 3.71% of the Russell 1000® Growth Index, 1.33% of the Russell 2000® Index, 1.50% of the MSCI World Commodity Producers Index, 0.50% of the NYSE Gold Miners Index, 6.56% of the MSCI EAFE Index and 1.74% of the MSCI EM Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2005 FUND SCHEDULE OF INVESTMENTS	December 31, 2015

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Institutional Class)¥	2,260,204	$2,260,204
GuideStone Low-Duration Bond Fund (Institutional Class)¥	4,431,889	37,094,911
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	1,491,541	9,918,748
GuideStone Global Bond Fund (Institutional Class)¥	271,864	2,468,525
GuideStone Defensive Market Strategies Fund (Institutional Class)¥	848,024	9,506,353
GuideStone Equity Index Fund (Institutional Class)¥	374,765	3,230,478
GuideStone Value Equity Fund (Institutional Class)¥	425,674	3,213,837
GuideStone Growth Equity Fund (Institutional Class)¥	339,796	3,238,253
GuideStone Small Cap Equity Fund (Institutional Class)¥	146,092	1,092,769
GuideStone International Equity Index Fund (Institutional Class)¥	209,809	1,875,689

	Shares	Value
GuideStone International Equity Fund (Institutional Class)¥	388,929	$3,784,279
GuideStone Emerging Market Equity Fund (Institutional Class)¥	199,570	1,464,847
GuideStone Inflation Protected Bond Fund (Institutional Class)*¥	946,214	9,443,214
GuideStone Flexible Income Fund (Investor Class)¥	509,498	4,733,235
GuideStone Real Estate Securities Fund (Institutional Class)¥	100,274	948,592
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	344,035	1,758,019

Total Mutual Funds (Cost $101,995,130)		96,031,953

TOTAL INVESTMENTS —99.9% (Cost $101,995,130)		96,031,953

Other Assets in Excess of Liabilities — 0.1%		60,334

NET ASSETS — 100.0%		$96,092,287

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$96,031,953	$96,031,953	$—	$—

Total Assets - Investments in Securities	$96,031,953	$96,031,953	$—	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(6,502)	$(6,502)	$—	$—

Total Liabilities - Other Financial Instruments	$(6,502)	$(6,502)	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

22	See Notes to Financial Statements.

MyDestination 2015 Fund (Unaudited)

The Fund, through investments predominantly in the underlying GuideStone Funds Select Funds, combined a greater percentage of exposure to equity securities with a smaller percentage allocated to fixed income and real assets securities. The Fund followed an allocation glide path designed to become more conservative over time, and the December 31, 2015 targeted allocations were approximately 32.00% Fixed Income Select Funds, 37.00% U.S. Equity Select Funds, 13.00% Non-U.S. Equity Select Funds and 18.00% Real Assets Select Funds.

As a fund of funds, the Fund’s performance was primarily based on the performance of the underlying Select Funds. The Fund generated a return of -2.06% for the one-year period ended December 31, 2015. Contribution to absolute performance from the U.S. Equity Select Funds was roughly flat. The Defensive Market Strategies Fund was the largest contributor to absolute performance, benefiting from increased volatility and solid alpha generation. Non-U.S. Equity Select Funds exposure, including both developed and emerging markets, detracted from performance and was impacted by slower global growth, a strengthening U.S. dollar and poor performance from commodity sensitive emerging markets. The Fund’s Fixed Income Select Funds allocation detracted from investment returns, with the Global Bond Fund as the largest detractor. Real assets exposure was the primary driver of negative absolute performance, led by the Global Natural Resources Equity Fund and the Credit Suisse Commodity Return Strategy Fund, as each fell significantly for the year. As of December 2015, the Credit Suisse Commodity Return Strategy Fund was no longer held by the Fund.

The Fund underperformed its composite benchmark in 2015 (-2.06% versus -1.11%). The largest detractors to relative underperformance were the Global Natural Resources Equity Fund and the Global Bond Fund. The largest positive contributor to relative performance was the Defensive Market Strategies Fund.

Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed income futures. Overall, derivative exposure had a slight positive impact on Fund performance for the year.

The Fund attempted to achieve its objective predominately by investing in the GuideStone Funds Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 12 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. This Fund may be suitable for investors who want a simplified “one fund” retirement solution, are willing to pay slightly higher fees to get a diversified mix of investments that becomes more conservative over time and plan to retire at an age that is near the year 2015. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. The Fund is subject to risks presented by investments in foreign issuers, and changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

At December 31, 2015, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
U.S. Equity Select Funds	36.2
Fixed Income Select Funds	33.8
Real Return Select Funds	17.6
Non-U.S. Equity Select Funds	12.4

100.0

MyDestination 2015 Fund (Unaudited)

Average Annual Total Returns as of 12/31/15
	Investor Class*	Benchmark**
One Year	-2.06%	-1.11%
Five Year	4.98%	5.00%
Since Inception	3.57%	3.81%
Inception Date	12/29/06
Total Fund Operating Expenses (May 1, 2015 Prospectus, as amended on June 01, 2015)(1)	0.98%

(1)The Fund’s shareholders indirectly bear the expenses of the Investor Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2015, consisting of 12.80% of the Bank of America Merrill Lynch 1-3 Year Treasury Index, 12.80% of the Barclays U.S. Aggregate Bond Index, 0.80% of the Barclays U.S. Long-Term Government Bond Index, 0.80% of the Barclays U.S. Long-Term Credit Bond Index, 2.40% of the Barclays Global Aggregate Bond Index - Unhedged, 1.20% of the Barclays U.S. Corporate High Yield - 2% Issuer Capped Index, 1.20% of the J.P. Morgan Emerging Markets Bond Index Plus, 10.00% of the Barclays U.S. TIPS Index, 23.66% of the S&P 500® Index, 5.00% of the S&P/LSTA U.S. B- Ratings and Above Loan Index, 5.66% of the Russell 1000® Value Index, 5.66% of the Russell 1000® Growth Index, 2.22% of the Russell 2000® Index, 1.00% of the FTSE EPRA/NAREIT Developed Index, 1.50% of the MSCI World Commodity Producers Index, 0.50% of the NYSE Arca Gold Miners Index, 10.11% of the MSCI EAFE Index and 2.69% of the MSCI Emerging Markets Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2015 FUND SCHEDULE OF INVESTMENTS	December 31, 2015

	Shares	Value
MUTUAL FUNDS — 100.0%
GuideStone Money Market Fund (Institutional Class)¥	7,564,983	$7,564,983
GuideStone Low-Duration Bond Fund (Institutional Class)¥	7,652,173	64,048,691
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	9,260,915	61,585,084
GuideStone Extended-Duration Bond Fund (Institutional Class)¥	1,853,900	7,044,821
GuideStone Global Bond Fund (Institutional Class)¥	2,378,495	21,596,735
GuideStone Defensive Market Strategies Fund (Institutional Class)¥	7,493,720	84,004,598
GuideStone Equity Index Fund (Institutional Class)¥	3,076,094	26,515,934
GuideStone Value Equity Fund (Institutional Class)¥	3,470,823	26,204,711
GuideStone Growth Equity Fund (Institutional Class)¥	2,791,524	26,603,227
GuideStone Small Cap Equity Fund (Institutional Class)¥	1,370,723	10,253,010
GuideStone International Equity Index Fund (Institutional Class)¥	1,766,084	15,788,788

	Shares	Value
GuideStone International Equity Fund (Institutional Class)¥	3,228,122	$31,409,631
GuideStone Emerging Market Equity Fund (Institutional Class)¥	1,670,908	12,264,465
GuideStone Inflation Protected Bond Fund (Institutional Class)*¥	4,754,501	47,449,917
GuideStone Flexible Income Fund (Investor Class)¥	2,523,044	23,439,077
GuideStone Real Estate Securities Fund (Institutional Class)¥	533,153	5,043,631
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	1,692,075	8,646,505

Total Mutual Funds (Cost $523,514,667)		479,463,808

TOTAL INVESTMENTS —100.0% (Cost $523,514,667)		479,463,808

Other Assets in Excess of Liabilities — 0.0%		48,502

NET ASSETS — 100.0%		$479,512,310

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$479,463,808	$479,463,808	$—	$—

Total Assets - Investments in Securities	$479,463,808	$479,463,808	$—	$—

Other Financial Instruments***
Futures Contracts	$9,612	$9,612	$—	$—

Total Assets - Other Financial Instruments	$9,612	$9,612	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.	25

MyDestination 2025 Fund (Unaudited)

The Fund, through investments predominantly in the underlying GuideStone Funds Select Funds, combined a greater percentage of exposure to equity securities with smaller percentages allocated to fixed income and real assets securities. The Fund followed an allocation glide path designed to become more conservative over time, and the December 31, 2015 targeted allocations were approximately 25.00% Fixed Income Select Funds, 45.00% U.S. Equity Select Funds, 18.00% Non-U.S. Equity Select Funds and 12.00% Real Assets Select Funds.

As a fund of funds, the Fund’s performance was based primarily on the performance of the underlying Select Funds. The Fund generated a return of -2.91% for the one-year period ended December 31, 2015. Contribution to absolute performance from the U.S. Equity Select Funds was roughly flat. The Growth Equity Fund and the Defensive Market Strategies Fund were the largest contributors to absolute performance. Non-U.S. Equity Select Funds exposure, including both developed and emerging markets, detracted from performance and was impacted by slower global growth, a strengthening U.S. dollar and poor performance from commodity sensitive emerging markets. The Fund’s Fixed Income Select Funds allocation detracted from investment returns, with the Global Bond Fund as the largest detractor. Real assets exposure was the primary driver of negative absolute performance, led by the Global Natural Resources Equity Fund and the Credit Suisse Commodity Return Strategy Fund, as each fell significantly for the year. As of December 2015, the Credit Suisse Commodity Return Strategy Fund was no longer held by the Fund.

The Fund underperformed its composite benchmark in 2015 (-2.91% versus -1.81%). The largest detractors to relative underperformance were the Global Natural Resources Equity Fund and the Global Bond Fund. The largest positive contributor to relative performance was the Defensive Market Strategies Fund.

Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed income futures. Overall, derivative exposure had a slight positive impact on Fund performance for the year.

The Fund attempted to achieve its objective predominantly by investing in the GuideStone Funds Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 12 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. This Fund may be suitable for investors who want a simplified “one fund” retirement solution, are willing to pay slightly higher fees to get a diversified mix of investments that becomes more conservative over time and plan to retire at an age that is near the year 2025. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. The Fund is subject to risks presented by investments in foreign issuers, and changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

At December 31, 2015, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
U.S. Equity Select Funds	44.2
Fixed Income Select Funds	26.1
Non-U.S. Equity Select Funds	17.9
Real Return Select Funds	11.8

100.0

MyDestination 2025 Fund (Unaudited)

Average Annual Total Returns as of 12/31/15
	Investor Class*	Benchmark**
One Year	-2.91%	-1.81%
Five Year	5.76%	5.90%
Since Inception	3.46%	3.88%
Inception Date	12/29/06
Total Fund Operating Expenses (May 1, 2015 Prospectus, as amended on June 01, 2015)(1)	1.03%

(1)The Fund’s shareholders indirectly bear the expenses of the Investor Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2015, consisting of 6.00% of the Bank of America Merrill Lynch 1-3 Year Treasury Index, 9.60% of the Barclays U.S. Aggregate Bond Index, 1.20% of the Barclays U.S. Long-Term Government Bond Index, 1.20% of the Barclays U.S. Long-Term Credit Bond Index, 3.00% of the Barclays Global Aggregate Bond Index - Unhedged, 1.50% of the Barclays U.S. Corporate High Yield - 2% Issuer Capped Index, 1.50% of the J.P. Morgan Emerging Markets Bond Index Plus, 4.00% of the Barclays U.S. TIPS Index, 25.80% of the S&P 500® Index, 1.50% of the S&P/LSTA U.S. BB- Ratings and Above Loan Index, 2.75% of the FTSE EPRA/NAREIT Developed Index, 8.29% of the Russell 1000® Value Index, 8.29% of the Russell 1000® Growth Index, 3.47% of the Russell 2000® Index, 2.25% of the MSCI World Commodity Producers Index, 0.75% of the NYSE Arca Gold Miners Index, 14.93% of the MSCI EAFE Index and 3.97% of the MSCI Emerging Markets Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2025 FUND SCHEDULE OF INVESTMENTS	December 31, 2015

	Shares	Value
MUTUAL FUNDS — 100.0%
GuideStone Money Market Fund (Institutional Class)¥	11,309,093	$11,309,093
GuideStone Low-Duration Bond Fund (Institutional Class)¥	5,743,394	48,072,204
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	10,449,132	69,486,725
GuideStone Extended-Duration Bond Fund (Institutional Class)¥	4,587,321	17,431,820
GuideStone Global Bond Fund (Institutional Class)¥	4,246,740	38,560,397
GuideStone Defensive Market Strategies Fund (Institutional Class)¥	11,015,762	123,486,696
GuideStone Equity Index Fund (Institutional Class)¥	6,430,088	55,427,358
GuideStone Value Equity Fund (Institutional Class)¥	7,341,375	55,427,379
GuideStone Growth Equity Fund (Institutional Class)¥	5,864,179	55,885,629
GuideStone Small Cap Equity Fund (Institutional Class)¥	3,024,170	22,620,789
GuideStone International Equity Index Fund (Institutional Class)¥	3,730,662	33,352,119

	Shares	Value
GuideStone International Equity Fund (Institutional Class)¥	6,857,284	$66,721,372
GuideStone Emerging Market Equity Fund (Institutional Class)¥	3,585,405	26,316,876
GuideStone Inflation Protected Bond Fund (Institutional Class)*¥	3,097,117	30,909,229
GuideStone Flexible Income Fund (Investor Class)¥	1,458,826	13,552,494
GuideStone Real Estate Securities Fund (Institutional Class)¥	1,989,749	18,823,024
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	3,941,589	20,141,519

Total Mutual Funds (Cost $788,234,574)		707,524,723

TOTAL INVESTMENTS —100.0% (Cost $788,234,574)		707,524,723

Other Assets in Excess of Liabilities — 0.0%		173,366

NET ASSETS — 100.0%		$707,698,089

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$707,524,723	$707,524,723	$—	$—

Total Assets - Investments in Securities	$707,524,723	$707,524,723	$—	$—

Other Financial Instruments***
Futures Contracts	$18,592	$18,592	$—	$—

Total Assets - Other Financial Instruments	$18,592	$18,592	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

28	See Notes to Financial Statements.

MyDestination 2035 Fund (Unaudited)

The Fund, through investments predominantly in the underlying GuideStone Funds Select Funds, combined a high percentage of exposure to equity securities with only modest percentages to fixed income and real assets securities. The Fund followed an allocation glide path designed to become more conservative over time, and the December 31, 2015 targeted allocations were approximately 16.00% Fixed Income Select Funds, 47.00% U.S. Equity Select Funds, 30.00% Non-U.S. Equity Select Funds and 7.00% Real Assets Select Funds.

As a fund of funds, the Fund’s performance was primarily based on the performance of the underlying Select Funds. The Fund generated a return of -4.30% for the one-year period ended December 31, 2015. Contribution to absolute performance from the U.S. Equity Select Funds was roughly flat. The Growth Equity Fund was the largest contributor to absolute performance, which was offset by declines in the Value Equity Fund and the Small Cap Equity Fund. Non-U.S. Equity Select Funds exposure, including both developed and emerging markets, was a primary driver of negative performance and was impacted by slower global growth, a strengthening U.S. dollar and poor performance from commodity sensitive emerging markets. The Fund’s Fixed Income Select Funds allocation detracted from investment returns, with the Global Bond Fund as the largest detractor. Real assets exposure was another significant driver of negative performance, led by the Global Natural Resources Equity Fund and the Credit Suisse Commodity Return Strategy Fund, as each fell significantly for the year. As of December 2015, the Credit Suisse Commodity Return Strategy Fund was no longer held by the Fund.

The Fund underperformed its composite benchmark in 2015 (-4.30% versus -2.63%). The largest detractors to relative underperformance were the Global Bond Fund, Global Natural Resources Equity Fund and Emerging Markets Equity Fund.

Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed income futures. Overall, derivative exposure had a slight positive impact on Fund performance for the year.

The Fund attempted to achieve its objective predominantly by investing in the GuideStone Funds Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 12 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. This Fund may be suitable for investors who want a simplified “one fund” retirement solution, are willing to pay slightly higher fees to get a diversified mix of investments that becomes more conservative over time and plan to retire at an age that is near the year 2035. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. The Fund is subject to risks presented by investments in foreign issuers, and changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

At December 31, 2015, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%

U.S. Equity Select Funds	45.8
Non-U.S. Equity Select Funds	29.2
Fixed Income Select Funds	18.3
Real Return Select Funds	6.6

99.9

MyDestination 2035 Fund (Unaudited)

Average Annual Total Returns as of 12/31/15
	Investor Class*	Benchmark**
One Year	-4.30%	-2.63%
Five Year	6.13%	6.87%
Since Inception	3.09%	3.90%
Inception Date	12/29/06
Total Fund Operating Expenses (May 1, 2015 Prospectus, as amended on June 01, 2015)(1)	1.07%

(1)The Fund’s shareholders indirectly bear the expenses of the Investor Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2015, consisting of 0.75% of the Bank of America Merrill Lynch 1-3 Year Index, 5.00% of the Barclays U.S. Aggregate Bond Index, 0.50% of the Barclays U.S. Long-Term Government Bond Index, 0.50% of the Barclays U.S. Long-Term Credit Bond Index, 4.25% of the Barclays Global Aggregate Bond Index - Unhedged, 2.13% of the Barclays U.S. Corporate High Yield - 2% Issuer Capped Index, 2.13% of the J.P. Morgan Emerging Markets Bond Index Plus, 3.33% of the FTSE EPRA/NAREIT Developed Index, 14.62% of the S&P 500® Index, 13.12% of the Russell 1000® Value Index, 13.12% of the Russell 1000® Growth Index, 6.58% of the Russell 2000® Index, 2.50% of the MSCI World Commodity Producers Index, 0.84% of the NYSE Arca Gold Miners Index, 24.20% of the MSCI EAFE Index and 6.43% of the MSCI Emerging Markets Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2035 FUND SCHEDULE OF INVESTMENTS	December 31, 2015

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Institutional Class)¥	8,731,577	$8,731,577
GuideStone Low-Duration Bond Fund (Institutional Class)¥	452,836	3,790,237
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	3,435,233	22,844,297
GuideStone Extended-Duration Bond Fund (Institutional Class)¥	1,003,318	3,812,608
GuideStone Global Bond Fund (Institutional Class)¥	3,581,513	32,520,137
GuideStone Defensive Market Strategies Fund (Institutional Class)¥	672,689	7,540,848
GuideStone Equity Index Fund (Institutional Class)¥	5,694,477	49,086,392
GuideStone Value Equity Fund (Institutional Class)¥	6,486,516	48,973,198
GuideStone Growth Equity Fund (Institutional Class)¥	5,154,997	49,127,124
GuideStone Small Cap Equity Fund (Institutional Class)¥	3,271,144	24,468,156

	Shares	Value
GuideStone International Equity Index Fund (Institutional Class)¥	3,370,294	$30,130,432
GuideStone International Equity Fund (Institutional Class)¥	6,200,508	60,330,943
GuideStone Emerging Market Equity Fund (Institutional Class)¥	3,247,058	23,833,404
GuideStone Real Estate Securities Fund (Institutional Class)¥	1,374,671	13,004,386
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	2,508,189	12,816,847

Total Mutual Funds (Cost $449,142,380)		391,010,586

TOTAL INVESTMENTS — 99.9% (Cost $449,142,380)		391,010,586
Other Assets in Excess of Liabilities — 0.1%		268,199

NET ASSETS — 100.0%		$391,278,785

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$391,010,586	$391,010,586	$—	$—

Total Assets - Investments in Securities	$391,010,586	$391,010,586	$—	$—

Other Financial Instruments***
Futures Contracts	$25,682	$25,682	$—	$—

Total Assets - Other Financial Instruments	$25,682	$25,682	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.	31

MyDestination 2045 Fund (Unaudited)

The Fund, through investments predominantly in the underlying GuideStone Funds Select Funds, combined a high percentage of exposure to equity securities with only modest percentages allocated to fixed income and real assets securities. The Fund followed an allocation glide path designed to become more conservative over time, and the December 31, 2015 targeted allocations were approximately 7.00% Fixed Income Select Funds, 52.00% U.S. Equity Select Funds, 34.00% Non-U.S. Equity Select Funds and 7.00% Real Assets Select Funds.

As a fund of funds, the Fund’s performance was based primarily on the performance of the underlying Select Funds. The Fund generated a return of -4.46% for the one-year period ended December 31, 2015. Contribution to absolute performance from the U.S. Equity Select Funds was roughly flat. The Growth Equity Fund was the largest contributor to absolute performance, which was offset by declines in the Value Equity Fund and the Small Cap Equity Fund. Non-U.S. Equity Select Funds exposure, including both developed and emerging markets, was a primary driver of negative performance and was impacted by slower global growth, a strengthening U.S. dollar and poor performance from commodity sensitive emerging markets. The Fund’s Fixed Income Select Funds allocation detracted from investment returns, with the Global Bond Fund as the largest detractor. Real assets exposure was another significant driver of negative performance, led by the Global Natural Resources Equity Fund and the Credit Suisse Commodity Return Strategy Fund, as each fell significantly for the year. As of December 2015, the Credit Suisse Commodity Return Strategy Fund was no longer held by the Fund.

The Fund underperformed its composite benchmark in 2015 (-4.46% versus -2.87%). The largest detractors to relative underperformance were the Global Natural Resources Equity Fund, International Equity Fund and Emerging Markets Equity Fund.

Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed income futures. Overall, derivative exposure had a slight positive impact on Fund performance for the year.

The Fund attempted to achieve its objective by investing predominantly in the GuideStone Funds Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 12 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. This Fund may be suitable for investors who want a simplified “one fund” retirement solution, are willing to pay slightly higher fees to get a diversified mix of investments that becomes more conservative over time and plan to retire at an age that is near the year 2045. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. The Fund is subject to risks presented by investments in foreign issuers, and changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

At December 31, 2015, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
U.S. Equity Select Funds	50.5
Non-U.S. Equity Select Funds	33.6
Fixed Income Select Funds	9.2
Real Return Select Funds	6.6

99.9

MyDestination 2045 Fund (Unaudited)

Average Annual Total Returns as of 12/31/15
	Investor Class*	Benchmark**
One Year	-4.46%	-2.87%
Five Year	6.26%	7.02%
Since Inception	2.87%	3.74%
Inception Date	12/29/06
Total Fund Operating Expenses (May 1, 2015 Prospectus, as amended on June 01, 2015)(1)	1.09%

(1)The Fund’s shareholders indirectly bear the expenses of the Investor Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2015, consisting of 0.25% of the Barclays U.S. Aggregate Bond Index, 3.13% of the Barclays Global Aggregate Bond Index - Unhedged, 1.56% of the Barclays U.S. Corporate High Yield - 2% Issuer Capped Index, 1.56% of the J.P. Morgan Emerging Markets Bond Index Plus, 3.33% of the FTSE EPRA/NAREIT Developed Index, 14.66% of the S&P 500® Index, 14.66% of the Russell 1000® Value Index, 14.66% of the Russell 1000® Growth Index, 8.13% of the Russell 2000® Index, 2.50% of the MSCI World Commodity Producers Index, 0.84% of the NYSE Arca Gold Miners Index, 27.43% of the MSCI EAFE Index and 7.29% of the MSCI Emerging Markets Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2045 FUND SCHEDULE OF INVESTMENTS	December 31, 2015

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Institutional Class)¥	6,667,359	$6,667,359
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	295,721	1,966,542
GuideStone Global Bond Fund (Institutional Class)¥	1,894,933	17,205,989
GuideStone Equity Index Fund (Institutional Class)¥	4,649,495	40,078,647
GuideStone Value Equity Fund (Institutional Class)¥	5,304,292	40,047,404
GuideStone Growth Equity Fund (Institutional Class)¥	4,207,363	40,096,168
GuideStone Small Cap Equity Fund (Institutional Class)¥	2,954,811	22,101,990
GuideStone International Equity Index Fund (Institutional Class)¥	2,798,411	25,017,796

	Shares	Value
GuideStone International Equity Fund (Institutional Class)¥	5,137,801	$49,990,802
GuideStone Emerging Market Equity Fund (Institutional Class)¥	2,687,586	19,726,878
GuideStone Real Estate Securities Fund (Institutional Class)¥	988,604	9,352,191
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	1,801,642	9,206,392

Total Mutual Funds (Cost $326,239,498)		281,458,158

TOTAL INVESTMENTS — 99.9% (Cost $326,239,498)		281,458,158
Other Assets in Excess of Liabilities — 0.1%		260,267

NET ASSETS — 100.0%		$281,718,425

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$281,458,158	$281,458,158	$—	$—

Total Assets - Investments in Securities	$281,458,158	$281,458,158	$—	$—

Other Financial Instruments***
Futures Contracts	$21,751	$21,751	$—	$—

Total Assets - Other Financial Instruments	$21,751	$21,751	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

34	See Notes to Financial Statements.

MyDestination 2055 Fund (Unaudited)

The Fund, through investments predominantly in the underlying GuideStone Funds Select Funds, combined a high percentage of exposure to equity securities with only modest percentages allocated to fixed income and real assets securities. The Fund followed an allocation glide path designed to become more conservative over time, and the December 31, 2015 targeted allocations were approximately 5.00% Fixed Income Select Funds, 53.00% U.S. Equity Select Funds, 35.00% Non-U.S. Equity Select Funds and 7.00% Real Assets Select Funds.

As a fund of funds, the Fund’s performance was based primarily on the performance of the underlying Select Funds. The Fund generated a return of -4.48% for the one-year period ended December 31, 2015. Contribution to absolute performance from the U.S. Equity Select Funds was roughly flat. The Growth Equity Fund was the largest contributor to absolute performance, which was offset by declines in the Value Equity Fund and the Small Cap Equity Fund. Non-U.S. Equity Select Funds exposure, including both developed and emerging markets, was a primary driver of negative performance and was impacted by slower global growth, a strengthening U.S. dollar and poor performance from commodity sensitive emerging markets. The Fund’s Fixed Income Select Funds allocation detracted from investment returns, with the Global Bond Fund as the largest detractor. Real assets exposure was another significant driver of negative performance, led by the Global Natural Resources Equity Fund and the Credit Suisse Commodity Return Strategy Fund, as each fell significantly for the year. Effective December 2015, the Credit Suisse Commodity Return Strategy Fund was no longer held by the Fund.

The Fund underperformed its composite benchmark in 2015 (-4.48% versus -2.89%). The largest detractors to relative underperformance were the Global Natural Resources Equity Fund, International Equity Fund and Emerging Markets Equity Fund.

Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures. Overall, derivative exposure had a slight negative impact on Fund performance for the year.

The Fund attempted to achieve its objective by investing predominantly in the GuideStone Funds Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 12 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. This Fund may be suitable for investors who want a simplified “one fund” retirement solution, are willing to pay slightly higher fees to get a diversified mix of investments that becomes more conservative over time and plan to retire at an age that is near the year 2055. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. The Fund is subject to risks presented by investments in foreign issuers, and changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

At December 31, 2015, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
U.S. Equity Select Funds	51.7
Non-U.S. Equity Select Funds	34.4
Fixed Income Select Funds	7.2
Real Return Select Funds	6.5

99.8

MyDestination 2055 Fund (Unaudited)

Average Annual Total Returns as of 12/31/15
	Investor Class*	Benchmark**
One Year	-4.48%	-2.89%
Since Inception	8.31%	9.75%
Inception Date	01/01/12
Total Fund Operating Expenses (May 1, 2015 Prospectus, as amended on June 01, 2015)(1)	1.09%

(1)The Fund’s shareholders indirectly bear the expenses of the Investor Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund since January 1, 2012 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2015 consisting of 2.50% of the Barclays Global Aggregate Bond Index - Unhedged, 1.25% of the Barclays U.S. Corporate High Yield - 2% Issuer Capped Index, 1.25% of the J.P. Morgan Emerging Markets Bond Index Plus, 3.33% of the FTSE EPRA/NAREIT Developed Index, 14.86% S&P 500® Index, 14.86% of the Russell 1000® Value Index, 14.86% of the Russell 1000® Growth Index, 8.42% of the Russell 2000® Index, 2.50% of the MSCI World Commodity Producers Index, 0.84% of the NYSE Arca Gold Miners Index, 27.91% of the MSCI EAFE Index and 7.42% of the MSCI Emerging Markets Index .

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2055 FUND SCHEDULE OF INVESTMENTS	December 31, 2015

	Shares	Value
MUTUAL FUNDS — 99.8%
GuideStone Money Market Fund (Institutional Class)¥	864,216	$864,216
GuideStone Global Bond Fund (Institutional Class)¥	207,718	1,886,080
GuideStone Equity Index Fund (Institutional Class)¥	647,120	5,578,177
GuideStone Value Equity Fund (Institutional Class)¥	738,207	5,573,463
GuideStone Growth Equity Fund (Institutional Class)¥	584,985	5,574,906
GuideStone Small Cap Equity Fund (Institutional Class)¥	420,926	3,148,528
GuideStone International Equity Index Fund (Institutional Class)¥	390,750	3,493,301
GuideStone International Equity Fund (Institutional Class)¥	718,351	6,989,558

	Shares	Value
GuideStone Emerging Market Equity Fund (Institutional Class)¥	376,580	$2,764,097
GuideStone Real Estate Securities Fund (Institutional Class)¥	132,497	1,253,420
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	244,059	1,247,143

Total Mutual Funds (Cost $43,880,763)		38,372,889

TOTAL INVESTMENTS —99.8% (Cost $43,880,763)		38,372,889
Other Assets in Excess of Liabilities — 0.2%		92,422

NET ASSETS — 100.0%		$38,465,311

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$38,372,889	$38,372,889	$—	$—

Total Assets - Investments in Securities	$38,372,889	$38,372,889	$—	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(3,520)	$(3,520)	$—	$—

Total Liabilities - Other Financial Instruments	$(3,520)	$(3,520)	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.	37

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2015

	MyDestination 2005 Fund	MyDestination 2015 Fund
Assets
Investments in securities of affiliated issuers, at value (1)	$96,031,953	$479,463,808
Cash collateral for derivatives	77,200	254,000
Receivables:
Dividends	200	801
Receivable from advisor	4,469	—
Fund shares sold	32,745	112,564
Variation margin on financial futures contracts	1,266	5,344
Prepaid expenses and other assets	8,113	9,601

Total Assets	96,155,946	479,846,118

Liabilities
Payables:
Fund shares redeemed	4,823	121,996
Variation margin on financial futures contracts	6,720	42,565
Accrued expenses:
Investment advisory fees	—	21,544
Shareholder servicing fees	20,328	100,506
Other expenses	31,788	47,197

Total Liabilities	63,659	333,808

Net Assets	$96,092,287	$479,512,310

Net Assets Consist of:
Paid-in-capital	$101,567,591	$515,654,755
Undistributed net realized gain on investments and derivative transactions	494,375	7,898,802
Net unrealized appreciation (depreciation) on investments and derivative transactions	(5,969,679)	(44,041,247)

Net Assets	$96,092,287	$479,512,310

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Investor Class	$96,092,287	$479,512,310

Investor shares outstanding	9,896,246	52,187,338

Net asset value, offering and redemption price per Investor share	$9.71	$9.19

(1) Investments in securities of affiliated issuers, at cost	$101,995,130	$523,514,667

38	See Notes to Financial Statements.

MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund

$707,524,723	$391,010,586	$281,458,158	$38,372,889
359,000	382,900	275,500	51,000

1,359	921	685	99
—	—	—	7,861
155,838	92,525	156,715	72,385
6,531	2,969	594	—
8,617	7,599	7,792	6,774

708,056,068	391,497,500	281,899,444	38,511,008

43,047	7,382	12,795	—
74,580	70,110	61,105	6,720

36,561	15,329	7,555	—
148,191	81,633	58,655	7,933
55,600	44,261	40,909	31,044

357,979	218,715	181,019	45,697

$707,698,089	$391,278,785	$281,718,425	$38,465,311

$772,842,442	$436,475,300	$315,732,563	$42,558,812
15,546,906	12,909,597	10,745,451	1,417,893
(80,691,259)	(58,106,112)	(44,759,589)	(5,511,394)

$707,698,089	$391,278,785	$281,718,425	$38,465,311

$707,698,089	$391,278,785	$281,718,425	$38,465,311

79,738,336	46,791,775	35,445,200	3,481,891

$8.88	$8.36	$7.95	$11.05

$788,234,574	$449,142,380	$326,239,498	$43,880,763

See Notes to Financial Statements.	39

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2015

	MyDestination 2005 Fund	MyDestination 2015 Fund
Investment Income
Income distributions received from affiliated funds	$1,438,257	$8,228,262

Total Investment Income	1,438,257	8,228,262

Expenses
Investment advisory fees	97,549	493,383
Transfer agent fees:
Investor Shares	21,198	27,760
Custodian fees	9,031	21,378
Shareholder servicing fees:
Investor Shares	160,751	812,776
Accounting and administration fees	8,200	28,794
Professional fees	56,523	56,523
Blue sky fees:
Investor Shares	20,359	22,728
Shareholder reporting fees:
Investor Shares	7,789	20,930
Trustee expenses	1,293	6,567
Line of credit facility fees	645	3,260
Other expenses	11,714	13,897

Total Expenses	395,052	1,507,996
Expenses waived/reimbursed net of amount recaptured(1)	(107,461)	(147,750)

Net Expenses	287,591	1,360,246

Net investment income	1,150,666	6,868,016

Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	1,920,525	16,199,580
Net realized gain on investment securities of unaffiliated issuers	2,947,805	44,431,532
Net realized gain (loss) on futures transactions	6,564	50,011

Net realized gain	4,874,894	60,681,123

Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	(7,924,498)	(79,964,999)
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	322,156	1,858,760
Change in unrealized appreciation (depreciation) on futures	(13,605)	(4,222)

Net change in unrealized appreciation (depreciation)	(7,615,947)	(78,110,461)

Net Realized and Unrealized (Loss)	(2,741,053)	(17,429,338)

Net Decrease in Net Assets Resulting from Operations	$(1,590,387)	$(10,561,322)

(1)	See Note 3a and 3c in Notes to Financial Statements.

40	See Notes to Financial Statements.

MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund

$12,051,555	$6,455,615	$4,148,429	$523,659

12,051,555	6,455,615	4,148,429	523,659

703,317	390,051	279,588	33,594

31,494	24,760	23,812	18,793
26,983	21,762	19,257	9,704

1,170,584	647,801	466,124	57,230
39,521	23,257	17,493	3,993
56,523	56,523	56,523	56,522

22,156	22,242	19,323	15,783

28,775	15,143	13,088	3,909
9,384	5,191	3,702	446
4,667	2,572	1,835	223
17,138	14,221	15,063	12,095

2,110,542	1,223,523	915,808	212,292
(177,230)	(137,689)	(112,959)	(112,342)

1,933,312	1,085,834	802,849	99,950

10,118,243	5,369,781	3,345,580	423,709

31,542,455	22,772,307	18,131,001	2,434,268
65,156,458	40,925,129	29,820,001	669,372
(180,078)	(55,441)	(54,616)	8,860

96,518,835	63,641,995	47,896,386	3,112,500

(132,046,160)	(88,538,785)	(66,239,730)	(5,366,995)
3,527,865	2,127,435	1,574,746	165,720
(20,110)	5,082	(8,605)	(10,622)

(128,538,405)	(86,406,268)	(64,673,589)	(5,211,897)

(32,019,570)	(22,764,273)	(16,777,203)	(2,099,397)

$(21,901,327)	$(17,394,492)	$(13,431,623)	$(1,675,688)

See Notes to Financial Statements.	41

STATEMENTS OF CHANGES IN NET ASSETS

	MyDestination 2005 Fund		MyDestination 2015 Fund
	For the Year Ended		For the Year Ended
	12/31/15	12/31/14	12/31/15	12/31/14
Operations:
Net investment income	$1,150,666	$1,092,696	$6,868,016	$6,032,526
Net realized gain on investment securities and futures transactions	4,874,894	2,918,216	60,681,123	20,072,402
Net change in unrealized appreciation (depreciation) on investment securities and futures	(7,615,947)	(1,743,938)	(78,110,461)	(8,404,973)

Net increase (decrease) in net assets resulting from operations	(1,590,387)	2,266,974	(10,561,322)	17,699,955

Dividends and Distributions to Shareholders:
Dividends from net investment income(1)	(1,152,425)	(1,608,633)	(6,878,105)	(9,591,134)
Distributions from net realized capital gains	(4,969,548)	(2,064,197)	(57,954,824)	(14,318,200)

Total dividends and distributions	(6,121,973)	(3,672,830)	(64,832,929)	(23,909,334)

Capital Share Transactions:
Proceeds from Investor shares sold	27,506,031	26,180,994	73,578,395	76,410,888
Reinvestment of dividends and distributions into Investor shares	6,121,233	3,672,256	64,831,368	23,902,599

Total proceeds from shares sold and reinvested	33,627,264	29,853,250	138,409,763	100,313,487

Value of Investor shares redeemed	(22,044,249)	(21,042,438)	(63,828,211)	(54,260,161)

Net increase from capital share transactions(2)	11,583,015	8,810,812	74,581,552	46,053,326

Total increase (decrease) in net assets	3,870,655	7,404,956	(812,699)	39,843,947

Net Assets:
Beginning of Year	92,221,632	84,816,676	480,325,009	440,481,062

End of Year*	$96,092,287	$92,221,632	$479,512,310	$480,325,009

*Including undistributed net investment income	$—	$2,654	$—	$11,815

(1)

For the year ended December 31, 2014, Dividends from net investment income included dividends paid from the short-term portion of capital gain distributions received from affiliated funds. From December 31, 2015 forward, the short-term portion of capital gain distributions received from affiliated funds will be included in Distributions from net realized capital gains.

(2)	See Note 6 in Notes to Financial Statements.

42	See Notes to Financial Statements.

MyDestination 2025 Fund		MyDestination 2035 Fund		MyDestination 2045 Fund		MyDestination 2055 Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14

$10,118,243	$7,464,341	$5,369,781	$3,629,051	$3,345,580	$2,162,583	$423,709	$222,143
96,518,835	28,234,518	63,641,995	17,055,415	47,896,386	13,695,781	3,112,500	1,485,993
(128,538,405)	(13,801,389)	(86,406,268)	(12,766,541)	(64,673,589)	(11,093,247)	(5,211,897)	(1,347,538)

(21,901,327)	21,897,470	(17,394,492)	7,917,925	(13,431,623)	4,765,117	(1,675,688)	360,598

(10,113,645)	(13,308,504)	(5,368,991)	(6,498,605)	(3,351,321)	(4,349,803)	(425,054)	(460,778)
(91,105,779)	(19,891,012)	(59,976,161)	(12,938,463)	(43,705,295)	(10,268,393)	(2,675,837)	(894,166)

(101,219,424)	(33,199,516)	(65,345,152)	(19,437,068)	(47,056,616)	(14,618,196)	(3,100,891)	(1,354,944)

107,980,511	117,034,212	67,002,823	69,056,168	49,939,603	45,733,966	18,058,275	14,017,411
101,215,951	33,198,784	65,345,152	19,437,068	47,056,616	14,618,196	3,100,891	1,354,944

209,196,462	150,232,996	132,347,975	88,493,236	96,996,219	60,352,162	21,159,166	15,372,355

(37,073,023)	(25,887,589)	(17,141,728)	(10,035,436)	(8,184,280)	(9,205,978)	(5,729,952)	(2,947,845)

172,123,439	124,345,407	115,206,247	78,457,800	88,811,939	51,146,184	15,429,214	12,424,510

49,002,688	113,043,361	32,466,603	66,938,657	28,323,700	41,293,105	10,652,635	11,430,164

658,695,401	545,652,040	358,812,182	291,873,525	253,394,725	212,101,620	27,812,676	16,382,512

$707,698,089	$658,695,401	$391,278,785	$358,812,182	$281,718,425	$253,394,725	$38,465,311	$27,812,676

$—	$—	$—	$—	$—	$7,410	$—	$1,069

See Notes to Financial Statements.	43

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)(3)	Expenses, Gross(2)(4)	Investment Income, Net (1)(3)	Portfolio Turnover Rate (5)
MyDestination 2005 Fund

Investor Class
2015	$ 10.54	$0.13	#	$0.21	$(0.52)	$(0.11)	$ (0.54)	$9.71	(1.63)%	$96,092	0.30%	0.41%	1.20%	110%
2014	10.70	0.13	#	0.21	(0.06)	(0.19)	(0.25)	10.54	2.54	92,222	0.20	0.24	1.22	9
2013	10.25	0.09	#	0.25	0.29	(0.18)	—	10.70	6.18	84,817	0.20	0.25	0.87	27
2012	9.60	0.13	#	0.18	0.55	(0.21)	—	10.25	8.92	80,582	0.20	0.27	1.24	8
2011	9.53	0.14	#	0.05	0.05	(0.17)	—	9.60	2.52	64,608	0.20	0.35	1.43	31
MyDestination 2015 Fund

Investor Class
2015	$ 10.84	$0.15	#	$0.36	$(0.74)	$(0.14)	$ (1.28)	$9.19	(2.06)%	$479,512	0.28%	0.31%	1.41%	108%
2014	10.97	0.15	#	0.35	(0.07)	(0.22)	(0.34)	10.84	3.92	480,325	0.14	0.14	1.29	6
2013	10.21	0.12	#	0.44	0.49	(0.28)	(0.01)	10.97	10.35	440,481	0.14	0.14	1.10	15
2012	9.37	0.15	#	0.22	0.70	(0.23)	—	10.21	11.46	352,576	0.15	0.15	1.47	2
2011	9.36	0.14	#	0.05	(0.02)	(0.16)	—	9.37	1.84	274,096	0.17	0.17	1.46	33
MyDestination 2025 Fund

Investor Class
2015	$10.66	$0.16	#	$0.49	$(0.97)	$(0.13)	$ (1.33)	$8.88	(2.91)%	$707,698	0.28%	0.31%	1.46%	110%
2014	10.80	0.14	#	0.46	(0.18)	(0.22)	(0.34)	10.66	3.88	658,695	0.14	0.14	1.23	3
2013	9.84	0.13	#	0.57	0.78	(0.27)	(0.25)	10.80	15.15	545,652	0.14	0.14	1.19	16
2012	8.81	0.14	#	0.22	0.86	(0.19)	—	9.84	13.90	375,238	0.15	0.15	1.51	2
2011	8.94	0.13	#	0.03	(0.16)	(0.13)	—	8.81	0.03	278,239	0.17	0.17	1.42	24

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests.
(3)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(5)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.

44	See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distribu- tions Received from Affiliated Funds		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net (2)(3)	Expenses, Gross (2)(4)	Investment Income, Net (1)(3)	Portfolio Turnover Rate (5)
MyDestination 2035 Fund

Investor Class
2015	$10.49	$0.15	#	$0.62		$(1.24)	$(0.12)	$(1.54)	$8.36	(4.30)%	$391,279	0.28%	0.32%	1.41%	120%
2014	10.79	0.12	#	0.51		(0.34)	(0.19)	(0.40)	10.49	2.70	358,812	0.15	0.15	1.10	5
2013	9.40	0.11	#	0.64		1.26	(0.22)	(0.40)	10.79	21.41	291,874	0.19	0.16	1.05	17
2012	8.22	0.11	#	0.21		1.02	(0.11)	(0.05)	9.40	16.30	188,242	0.20	0.18	1.23	1
2011	8.62	0.10	#	0.01		(0.37)	(0.09)	(0.05)	8.22	(2.99)	131,446	0.20	0.23	1.13	10
MyDestination 2045 Fund

Investor Class
2015	$10.00	$0.12	#	$0.66		$(1.25)	$(0.09)	$(1.49)	$7.95	(4.46)%	$281,718	0.29%	0.34%	1.22%	124%
2014	10.37	0.10	#	0.53		(0.40)	(0.17)	(0.43)	10.00	2.23	253,395	0.20	0.17	0.92	4
2013	9.14	0.10	#	0.68		1.35	(0.21)	(0.69)	10.37	23.44	212,102	0.20	0.18	0.94	18
2012	7.96	0.10	#	0.21		1.01	(0.09)	(0.05)	9.14	16.60	135,196	0.20	0.21	1.14	1
2011	8.52	0.07	#	—	†	(0.38)	(0.07)	(0.18)	7.96	(3.63)	89,954	0.20	0.29	0.87	25
MyDestination 2055 Fund

Investor Class
2015	$12.60	$0.16	#	$0.93		$(1.66)	$(0.13)	$(0.85)	$11.05	(4.48)%	$38,465	0.30%	0.65%	1.29%	124%
2014	12.95	0.14	#	0.77		(0.62)	(0.21)	(0.43)	12.60	2.25	27,813	0.20	0.62	1.02	5
2013	11.20	0.13	#	1.02		1.47	(0.26)	(0.61)	12.95	23.44	16,383	0.20	1.01	1.05	30
2012*	10.00	0.13	#	0.30		0.98	(0.10)	(0.11)	11.20	14.18	6,316	0.20	2.31	1.24	18

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
*	Inception date was January 1, 2012.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests.
(3)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(5)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.

See Notes to Financial Statements.	45

ASSET ALLOCATION FUNDS (Unaudited)

Contribution to absolute performance from U.S. equities was roughly flat for the Asset Allocation Funds. U.S. equities experienced moderate headwinds, with the broader equity market, as measured by the Russell 3000® Index, returning 0.48% for the calendar year 2015. U.S. equity market performance was hampered by a slowdown in earnings growth and the impact of a strong U.S. dollar, which rose more than 8.00% versus the currencies of key trading partners. Small-cap stocks underperformed large-cap stocks with the Russell 2000® Index returning -4.41%. From a sector perspective, performance was positive for five of the nine sectors within the Russell 3000® Index, with consumer staples and health care leading performance among the sectors. The energy and the materials sectors were the largest detractors, down 20.00% and 8.33%, respectively, due largely to global oversupply and falling demand from China for several commodities.

Contribution to absolute performance from non-U.S. equity markets was negative for the Asset Allocation Funds, with both developed non-U.S. markets and emerging markets equities detracting similarly from performance results. Developed non-U.S. equity markets underperformed the U.S. equity markets as the MSCI EAFE Index (Net), a measure of international developed country returns, posted a one-year return of -0.81%. Two main causes for the relative underperformance of the MSCI EAFE Index were slower economic growth outside the United States and the continued appreciation of the U.S. dollar versus global currencies. The only regions to post positive returns were Japan and Africa/Middle East, while Asia ex-Japan and Europe were the largest detractors. Asia ex-Japan was hit hard by falling economic growth in China, and the region fell over 9.00% in the index for the year. From a sector perspective, utilities and health care outperformed with high single digit returns. The energy and the materials sectors were the largest detractors falling 18.00% and 15.51%, respectively. Emerging markets equities were materially negative for the year, with the MSCI Emerging Markets Index falling 14.92%. Emerging markets experienced a difficult year due to the headwinds of slower Chinese growth, weak commodity prices and a strong U.S. dollar.

Contribution to absolute performance from fixed income was a slight detraction for the Asset Allocation Funds, except for the more conservatively positioned Conservative Allocation Fund. The U.S. fixed income markets had mixed returns as the yield curve flattened over the year given the short end of the curve rose more than the long end. This was a result of the Fed telegraphing the first federal funds rate hike of this cycle and executing it in December. The Barclays U.S. Aggregate Bond Index, a proxy for the broad U.S. domestic bond market, generated an annual return of 0.55%. Non-U.S. fixed income underperformed domestic, particularly due to U.S. dollar strength weighing heavily on returns, as the Barclays Global Aggregate ex-U.S. Index posted a -5.30% annual return. Credit spreads in high yield bonds widened, which led to the first annual decline in the Barclays U.S. High Yield Corporate Bond Index since 2008. In particular, falling oil prices caused acute price declines in the energy sector, which comprises about 15% of the index, dragging down total returns and causing a contagion effect that negatively impacted the rest of the high yield bond market.

Real assets detracted from absolute performance within the Asset Allocation Funds, although the returns of the various underlying strategies varied significantly for the year. Key drivers of performance were subdued inflation and inflation expectations and falling commodity prices – all of which put downward pressure on most real assets strategies. The primary detractor to absolute performance for the Asset Allocation Funds was negative performance for global natural resources equites. Global natural resources equities, as measured by the MSCI World Commodity Producers Index, fell 25.62% in 2015.

Conservative Allocation Fund (Unaudited)

The Fund, through investments in the underlying GuideStone Funds Select Funds, combined a greater percentage of exposure to fixed income securities with a smaller percentage to equity securities and real assets securities. The Fund had a target of, but was not limited to, an asset allocation of 55.00% Fixed Income Select Funds, 20.00% U.S. Equity Select Funds, 7.00% Non-U.S. Equity Select Funds and 18.00% Real Assets Select Funds.

As a fund of funds, the Fund’s performance was based on the performance of the underlying Select Funds. The Fund generated a return of -1.69% for the one-year period ended December 31, 2015, driven primarily by negative absolute performance of the underlying Real Assets Select Funds. Within this asset class, the Fund’s absolute return was most negatively influenced by its exposure to the Global Natural Resources Equity Fund, followed by exposure to the Inflation Protected Bond Fund and Flexible Income Fund. The Fund’s Fixed Income Select Funds allocation added to investment returns, as the Low-Duration Bond Fund contributed positively. Additionally, the U.S. Equity Select Funds allocation positively impacted the Fund’s performance, led by contributions from both the Defensive Market Strategies Fund and Growth Equity Fund.

The Fund underperformed its composite benchmark in 2015 (-1.69% versus -0.88%). Relative underperformance was primarily driven by the allocation to Real Assets Select Funds, with both the Global Natural Resources Equity Fund and the Flexible Income Fund detracting the most from relative returns. Lastly, the largest positive contributor to relative performance was the Defensive Market Strategies Fund.

Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed income futures. Overall, derivative exposure had a slight positive impact on Fund performance for the year.

The Fund attempted to achieve its objective by investing in the GuideStone Funds Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund. The Fund may be suitable for investors who have a short- to medium-term investment horizon, possess a relatively low tolerance for risk and want some exposure to the growth potential of the stock market tempered by a larger allocation to short-term, fixed income securities. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. It is possible to lose money by investing in the Fund.

At December 31, 2015, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Fixed Income Select Funds	55.9
U.S. Equity Select Funds	19.4
Real Return Select Funds	17.7
Non-U.S. Equity Select Funds	6.9

99.9

Conservative Allocation Fund (Unaudited)

Average Annual Total Returns as of 12/31/15
	Institutional Class	Investor Class*	Benchmark**
One Year	0.00%	-1.69%	-0.88%
Five Year	0.00%	2.38%	2.89%
Ten Year	0.00%	3.26%	3.75%
Since Inception	-0.99%	3.44%	4.88%
Inception Date	11/23/15	08/27/01
Total Fund Operating Expenses (May 1, 2015 Prospectus, as amended on June 01, 2015)(1)	0.79%	0.94%

(1)The Fund’s shareholders indirectly bear the expenses of the Investor or Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2005 to December 31, 2015, with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2015, consisting of the Bank of America Merrill Lynch 1-3 Year Treasury Index, the Barclays U.S. Aggregate Bond Index, the Barclays U.S. TIPS Index, the Russell 3000® Index, the FTSE EPRA/ NAREIT Developed Index, the S&P/LSTA U.S. BB- Ratings and Above Loan Index, the MSCI World Commodity Producers Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 41%, 14%, 10%, 20%, 1%, 5%, 2% and 7%, respectively.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

CONSERVATIVE ALLOCATION FUND SCHEDULE OF INVESTMENTS	December 31, 2015

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Institutional Class)¥	4,583,563	$4,583,563
GuideStone Low-Duration Bond Fund (Institutional Class)¥	17,947,748	150,222,650
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	6,022,006	40,046,340
GuideStone Global Bond Fund (Institutional Class)¥	1,076,080	9,770,811
GuideStone Defensive Market Strategies Fund (Institutional Class)¥	2,909,324	32,613,520
GuideStone Value Equity Fund (Institutional Class)¥	2,260,331	17,065,496
GuideStone Growth Equity Fund (Institutional Class)¥	1,826,464	17,406,201
GuideStone Small Cap Equity Fund (Institutional Class)¥	503,069	3,762,956
GuideStone International Equity Fund (Institutional Class)¥	2,078,773	20,226,463

	Shares	Value
GuideStone Emerging Market Equity Fund (Institutional Class)¥	693,547	$5,090,634
GuideStone Inflation Protected Bond Fund (Institutional Class)*¥	3,623,615	36,163,674
GuideStone Flexible Income Fund (Investor Class)¥	1,934,787	17,974,169
GuideStone Real Estate Securities Fund (Institutional Class)¥	389,532	3,684,974
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	1,345,583	6,875,930

Total Mutual Funds (Cost $392,527,997)		365,487,381

TOTAL INVESTMENTS — 99.9% (Cost $392,527,997)		365,487,381
Other Assets in Excess of Liabilities — 0.1%		404,959

NET ASSETS — 100.0%		$365,892,340

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$365,487,381	$365,487,381	$—	$—

Total Assets - Investments in Securities	$365,487,381	$365,487,381	$—	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$3,230	$3,230	$—	$—

Total Liabilities - Other Financial Instruments	$3,230	$3,230	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.	49

Balanced Allocation Fund (Unaudited)

The Fund, through investments in the underlying Select Funds, combined approximately equal percentages to equity securities and fixed income securities in addition to a smaller allocation to real assets securities. The Fund had a target of, but was not limited to, an asset allocation of 41.00% Fixed Income Select Funds, 30.00% U.S. Equity Select Funds, 14.00% Non-U.S. Equity Select Funds and 15.00% Real Assets Select Funds.

As a fund of funds, the Fund’s performance was based on the performance of the underlying Select Funds. The Fund generated a return of -3.43% for the one-year period ended December 31, 2015. While all underlying asset classes generated negative performance for the year, exposure to the underlying Real Assets Select Funds, in aggregate, detracted the most from absolute performance, followed by the Non-U.S. Equity Select Funds. The Fund’s absolute return was most negatively influenced by its exposure to the Global Natural Resources Equity Fund, the Emerging Markets Equity Fund and the International Equity Fund. The Fund’s Fixed Income Select Funds allocation detracted from investment returns, as the contribution from all underlying Fixed Income Select Funds was either roughly flat or marginally negative. The U.S. Equity Select Funds allocation provided mixed results with the most positive contributions coming from the Defensive Market Strategies Fund and Growth Equity Fund.

The Fund underperformed its composite benchmark in 2015 (-3.43% versus -1.73%), which was driven mostly by allocations to the Fixed Income Select Funds and Real Assets Select Funds. Within these asset classes, the Global Bond Fund and Global Natural Resources Equity Fund had material impacts on relative underperformance over the period. Additionally, the Non-U.S. Equity Select Funds allocation detracted from relative performance as both the International Equity Fund and Emerging Markets Equity Fund underperformed over the one-year period ended December 31, 2015.

Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed income futures. Overall, derivative exposure had a slight positive impact on Fund performance for the year.

The Fund attempted to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund. This Fund may be suitable for investors who have a medium- to long-term investment horizon, possess a moderate tolerance for risk and seek to participate in the return potential of stocks but want to achieve this result more slowly and with less volatility through a balanced allocation of fixed income and equity investments. It is possible to lose money by investing in the Fund.

At December 31, 2015, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Fixed Income Select Funds	43.0
U.S. Equity Select Funds	28.7
Real Return Select Funds	14.7
Non-U.S. Equity Select Funds	13.5

99.9

Balanced Allocation Fund (Unaudited)

Average Annual Total Returns as of 12/31/15
	Institutional Class*	Investor Class*	Benchmark**
One Year	0.00%	-3.43%	-1.73%
Five Year	0.00%	4.44%	5.51%
Ten Year	0.00%	4.36%	5.26%
Since Inception	-1.73%	4.89%	6.46%
Inception Date	11/23/15	08/27/01
Total Fund Operating Expenses (May 1, 2015 Prospectus, as amended on June 01, 2015)(1)	0.82%	1.05%

(1)The Fund’s shareholders indirectly bear the expenses of the Investor or Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2005 to December 31, 2015, with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2015, consisting of the Barclays U.S. Aggregate Bond Index, the Barclays U.S. TIPS Index, the Russell 3000® Index, the FTSE EPRA/NAREIT Developed Index, the S&P/LSTA U.S. BB- Ratings and Above Loan Index, the MSCI World Commodity Producers Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 41%, 6%, 30%, 3%, 3%, 3% and 14%, respectively.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

BALANCED ALLOCATION FUND SCHEDULE OF INVESTMENTS	December 31, 2015

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Institutional Class)¥	42,453,581	$42,453,581
GuideStone Low-Duration Bond Fund (Institutional Class)¥	21,711,558	181,725,741
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	36,964,265	245,812,360
GuideStone Extended-Duration Bond Fund (Institutional Class)¥	17,145,318	65,152,208
GuideStone Global Bond Fund (Institutional Class)¥	13,276,239	120,548,248
GuideStone Defensive Market Strategies Fund (Institutional Class)¥	10,932,072	122,548,531
GuideStone Value Equity Fund (Institutional Class)¥	18,641,232	140,741,304
GuideStone Growth Equity Fund (Institutional Class)¥	15,021,245	143,152,463
GuideStone Small Cap Equity Fund (Institutional Class)¥	4,143,090	30,990,313
GuideStone International Equity Fund (Institutional Class)¥	16,992,195	165,334,059

	Shares	Value
GuideStone Emerging Market Equity Fund (Institutional Class)¥	5,579,460	$40,953,235
GuideStone Inflation Protected Bond Fund (Institutional Class)*¥	9,011,266	89,932,438
GuideStone Flexible Income Fund (Investor Class)¥	4,882,422	45,357,702
GuideStone Real Estate Securities Fund (Institutional Class)¥	4,700,017	44,462,159
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	8,648,374	44,193,189

Total Mutual Funds (Cost $1,701,964,866)		1,523,357,531

TOTAL INVESTMENTS — 99.9% (Cost $1,701,964,866)		1,523,357,531
Other Assets in Excess of Liabilities — 0.1%		847,459

NET ASSETS — 100.0%		$1,524,204,990

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$1,523,357,531	$1,523,357,531	$—	$—

Total Assets - Investments in Securities	$1,523,357,531	$1,523,357,531	$—	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$93,790	$93,790	$—	$—

Total Liabilities - Other Financial Instruments	$93,790	$93,790	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

52	See Notes to Financial Statements.

Growth Allocation Fund (Unaudited)

The Fund, through investments in the underlying Select Funds, combined a greater percentage of exposure to equity securities with a smaller percentage to fixed income securities and real assets securities. The Fund had a target of, but was not limited to, an asset allocation of 25.00% Fixed Income Select Funds, 41.00% U.S. Equity Select Funds, 27.00% Non-U.S. Equity Select Funds and 7.00% Real Assets Select Funds.

As a fund of funds, the Fund’s performance was based on the performance of the underlying Select Funds. The Fund generated a return of -3.83% for the one-year period ended December 31, 2015. While all underlying asset classes generated negative performance for the year, exposure to non-U.S. equities detracted the most from performance. The Fund’s absolute return was most negatively influenced by its exposures to the Global Natural Resources Equity Fund, the Emerging Markets Equity Fund and the International Equity Fund. Additionally, the Fund’s Fixed Income Select Funds allocation detracted marginally from investment returns. Contributing positively to absolute performance was the allocation to the Growth Equity Fund, which benefitted from strong security selection.

The Fund underperformed its composite benchmark in 2015 (-3.83% versus -2.42%). While underlying Select Fund holdings detracted from relative performance results across all asset classes, the Fund’s relative performance was most negatively impacted by allocations to the International Equity Fund, the Global Natural Resources Equity Fund and the Emerging Markets Equity Fund.

Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed income futures. Overall, derivative exposure had a slight positive impact on Fund performance for the year.

The Fund attempted to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund. This Fund may be suitable for investors who have a long-term investment horizon, possess a relatively high tolerance for risk and seek to participate in the return potential of stocks at a slightly lower risk level than an all stock portfolio. Foreign securities may be subject to greater risk than domestic securities due to currency volatility, reduced market liquidity and political and economic instability. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. It is possible to lose money by investing in the Fund.

At December 31, 2015, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
U.S. Equity Select Funds	39.9
Fixed Income Select Funds	27.3
Non-U.S. Equity Select Funds	25.9
Real Return Select Funds	6.8

99.9

Growth Allocation Fund (Unaudited)

Average Annual Total Returns as of 12/31/15
	Institutional Class*	Investor Class*	Benchmark**
One Year	0.00%	-3.83%	-2.42%
Five Year	0.00%	5.63%	6.43%
Ten Year	0.00%	4.31%	5.33%
Since Inception	-2.36%	4.90%	6.66%
Inception Date	11/23/15	08/27/01
Total Fund Operating Expenses (May 1, 2015 Prospectus, as amended on June 01, 2015)(1)	0.92%	1.15%

(1)The Fund’s shareholders indirectly bear the expenses of the Investor or Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2005 to December 31, 2015, with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2015, consisting of the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index, the FTSE EPRA/NAREIT Developed Index, the MSCI World Commodity Producers Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 25%, 41%, 4%, 3% and 27%, respectively.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

GROWTH ALLOCATION FUND SCHEDULE OF INVESTMENTS	December 31, 2015

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Institutional Class)¥	27,757,264	$27,757,264
GuideStone Low-Duration Bond Fund (Institutional Class)¥	9,881,136	82,705,113
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	16,691,099	110,995,806
GuideStone Extended-Duration Bond Fund (Institutional Class)¥	7,580,441	28,805,675
GuideStone Global Bond Fund (Institutional Class)¥	5,947,510	54,003,392
GuideStone Value Equity Fund (Institutional Class)¥	26,282,506	198,432,917
GuideStone Growth Equity Fund (Institutional Class)¥	21,552,573	205,396,019
GuideStone Small Cap Equity Fund (Institutional Class)¥	5,551,025	41,521,669

	Shares	Value
GuideStone International Equity Fund (Institutional Class)¥	23,739,602	$230,986,326
GuideStone Emerging Market Equity Fund (Institutional Class)¥	7,861,417	57,702,803
GuideStone Real Estate Securities Fund (Institutional Class)¥	4,539,847	42,946,950
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	6,464,836	33,035,311

Total Mutual Funds (Cost $1,282,890,448)		1,114,289,245

TOTAL INVESTMENTS — 99.9% (Cost $1,282,890,448)		1,114,289,245
Other Assets in Excess of Liabilities — 0.1%		659,786

NET ASSETS — 100.0%		$1,114,949,031

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$1,114,289,245	$1,114,289,245	$—	$—

Total Assets - Investments in Securities	$1,114,289,245	$1,114,289,245	$—	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$102,408	$102,408	$—	$—

Total Liabilities - Other Financial Instruments	$102,408	$102,408	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Schedules of Investments.	55

Aggressive Allocation Fund (Unaudited)

The Fund, through investments in the underlying Select Funds, combined a greater percentage of exposure to U.S. equity securities with a smaller percentage to non-U.S. equity securities. The Fund had a target of, but was not limited to, an asset allocation of 60.00% U.S. Equity Select Funds and 40.00% Non-U.S. Equity Select Funds.

As a fund of funds, its performance was based on the performance of the underlying Select Funds. The Fund generated a return of -2.39% for the one-year period ended December 31, 2015. While exposure to the U.S. Equity Select Funds, in aggregate, generated positive performance, exposure to the non-U.S. Equity Select Funds detracted significantly from performance and led to a negative absolute return for the Fund in 2015. The largest detractors to absolute performance were the Emerging Markets Equity Fund and the Value Equity Fund. The largest contributor to absolute performance was the Growth Equity Fund, as U.S. growth stocks significantly outperformed the overall U.S. equity market.

The Fund underperformed its composite benchmark in 2015 (-2.39% versus -1.96%). The Fund’s relative performance was most negatively impacted by allocations to the Emerging Markets Equity Fund and the International Equity Fund.

Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures. Overall, derivative exposure had a slight positive impact on Fund performance for the year.

The Fund attempted to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund. This Fund may be suitable for investors who have a long-term investment horizon, possess a relatively high tolerance for risk and want to diversify by adding an aggressive investment option that combines U.S. and international stocks. Foreign securities may be subject to greater risk than domestic securities due to currency volatility, reduced market liquidity and political and economic instability. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity. It is possible to lose money by investing in the Fund.

At December 31, 2015, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
U.S. Equity Select Funds	59.2
Non-U.S. Equity Select Funds	38.3
Fixed Income Select Fund	2.5

100.0

Aggressive Allocation Fund (Unaudited)

Average Annual Total Returns as of 12/31/15
	Institutional Class*	Investor Class*	Benchmark**
One Year	0.00%	-2.39%	-1.96%
Five Year	0.00%	7.40%	7.90%
Ten Year	0.00%	4.41%	5.55%
Since Inception	-2.85%	4.94%	6.84%
Inception Date	11/23/15	08/27/01
Total Fund Operating Expenses (May 1, 2015 Prospectus, as amended on June 01, 2015)(1)	1.00%	1.23%

(1)The Fund’s shareholders indirectly bear the expenses of the Investor or Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2005 to December 31, 2015, with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2015, consisting of the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 60.00% and 40.00%, respectively.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

AGGRESSIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS	December 31, 2015

	Shares	Value
MUTUAL FUNDS — 100.0%
GuideStone Money Market Fund (Institutional Class)¥	23,772,781	$23,772,781
GuideStone Value Equity Fund (Institutional Class)¥	33,744,162	254,768,426
GuideStone Growth Equity Fund (Institutional Class)¥	27,497,966	262,055,612
GuideStone Small Cap Equity Fund (Institutional Class)¥	7,406,126	55,397,826
GuideStone International Equity Fund (Institutional Class)¥	30,416,189	295,949,517
GuideStone Emerging Market Equity Fund (Institutional Class)¥	10,070,671	73,918,724

Total Mutual Funds (Cost $1,126,768,903)		965,862,886

TOTAL INVESTMENTS — 100.0% (Cost $1,126,768,903)		965,862,886
Other Assets in Excess of Liabilities — 0.0%		481,687

NET ASSETS — 100.0%		$966,344,573

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$965,862,886	$965,862,886	$—	$—

Total Assets - Investments in Securities	$965,862,886	$965,862,886	$—	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$124,428	$124,428	$—	$—

Total Liabilities - Other Financial Instruments	$124,428	$124,428	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

58	See Notes to Financial Statements.

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STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2015

	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Assets
Investments in securities of affiliated issuers, at value (1)	$365,487,381	$1,523,357,531	$1,114,289,245	$965,862,886
Cash collateral for derivatives	122,200	1,106,600	1,051,000	1,069,000
Receivables:
Dividends from affiliated funds	560	4,549	3,103	2,549
Fund shares sold	421,743	391,335	149,002	87,670
Variation margin on financial futures contracts	844	33,516	11,500	—
Prepaid expenses and other assets	18,571	20,365	17,967	15,460

Total Assets	366,051,299	1,524,913,896	1,115,521,817	967,037,565

Liabilities
Cash overdraft	—	—	—	100,000
Payables:
Fund shares redeemed	2,161	25,804	—	32,914
Variation margin on financial futures contracts	14,430	211,980	212,440	230,585
Accrued expenses:
Investment advisory fees	12,419	112,986	89,483	83,088
Professional fees	32,595	32,596	32,595	32,595
Shareholder servicing fees	62,436	250,853	182,565	166,953
Other expenses	34,918	74,687	55,703	46,857

Total Liabilities	158,959	708,906	572,786	692,992

Net Assets	$365,892,340	$1,524,204,990	$1,114,949,031	$966,344,573

Net Assets Consist of:
Paid-in-capital	$390,567,300	$1,692,053,097	$1,250,263,136	$1,065,088,532
Undistributed net realized gain on investments and derivative transactions	2,362,426	10,665,438	33,184,690	62,037,630
Net unrealized appreciation (depreciation) on investments and derivative transactions	(27,037,386)	(178,513,545)	(168,498,795)	(160,781,589)

Net Assets	$365,892,340	$1,524,204,990	$1,114,949,031	$966,344,573

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$70,895,279	$332,326,746	$247,745,712	$169,302,240

Institutional shares outstanding	6,677,614	31,048,264	22,874,708	15,717,406

Net asset value, offering and redemption price per Institutional share	$10.62	$10.70	$10.83	$10.77

Net assets applicable to the Investor Class	$294,997,061	$1,191,878,244	$867,203,319	$797,042,333

Investor shares outstanding	27,785,609	111,358,725	80,087,224	73,991,073

Net asset value, offering and redemption price per Investor share	$10.62	$10.70	$10.83	$10.77

(1) Investments in securities of affiliated issuers, at cost	$392,527,997	$1,701,964,866	$1,282,890,448	$1,126,768,903

60	See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2015

	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Investment Income
Income distributions received from affiliated funds	$4,904,929	$25,823,572	$16,664,755	$11,318,531

Total Investment Income	4,904,929	25,823,572	16,664,755	11,318,531

Expenses
Investment advisory fees	317,787	1,326,045	980,216	889,257
Transfer agent fees:
Investor shares	35,832	71,733	48,433	39,434
Custodian fees	17,547	38,448	34,664	27,409
Shareholder servicing fees:
Investor shares	507,537	2,077,755	1,533,367	1,408,246
Accounting and administration fees	20,273	71,879	54,025	49,005
Professional fees	56,522	56,523	56,523	56,522
Blue sky fees:
Institutional shares	4,262	4,706	4,670	4,098
Investor shares	20,766	22,395	19,627	18,262
Shareholder reporting fees:
Investor shares	32,700	68,575	46,766	38,038
Trustee expenses	4,118	16,943	12,512	11,451
Line of credit facility fees	2,048	8,392	6,174	5,630
Other expenses	10,936	15,296	14,961	15,795

Total Expenses	1,030,328	3,778,690	2,811,938	2,563,147
Expenses waived/reimbursed(1)	(181,865)	(203,960)	(110,470)	(26,722)

Net Expenses	848,463	3,574,730	2,701,468	2,536,425

Net investment income	4,056,466	22,248,842	13,963,287	8,782,106

Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	8,260,441	65,015,556	77,985,892	94,655,300
Net realized gain on investment securities of affiliated issuers	13,124,999	144,740,576	111,850,397	141,600,813
Net realized gain (loss) on futures transactions	(20,991)	97,044	(122,119)	(874,348)

Net realized gain	21,364,449	209,853,176	189,714,170	235,381,765

Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	(34,119,353)	(292,870,198)	(248,571,586)	(266,018,794)
Change in unrealized appreciation (depreciation) on futures	(1,886)	(59,341)	19,420	64,643

Net change in unrealized appreciation (depreciation)	(34,121,239)	(292,929,539)	(248,552,166)	(265,954,151)

Net Realized and Unrealized (Loss)	(12,756,790)	(83,076,363)	(58,837,996)	(30,572,386)

Net Decrease in Net Assets Resulting from Operations	$(8,700,324)	$(60,827,521)	$(44,874,709)	$(21,790,280)

(1) See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.	61

STATEMENTS OF CHANGES IN NET ASSETS

	Conservative Allocation Fund		Balanced Allocation Fund
	For the Year Ended		For the Year Ended
	12/31/15	12/31/14	12/31/15	12/31/14
Operations:
Net investment income	$4,056,466	$3,724,789	$22,248,842	$18,140,467
Net realized gain on investment securities and futures transactions	21,364,449	10,499,529	209,853,176	49,001,772
Net change in unrealized appreciation (depreciation) on investment securities and futures	(34,121,239)	(9,709,249)	(292,929,539)	(21,985,343)

Net increase (decrease) in net assets resulting from operations	(8,700,324)	4,515,069	(60,827,521)	45,156,896

Dividends and Distributions to Shareholders:
Dividends from net investment income(1)
Institutional shares	(807,878)	—	(5,045,636)	—
Investor shares	(3,250,907)	(5,082,503)	(17,231,084)	(26,663,373)
Distributions from net realized capital gains
Institutional shares	(4,056,696)	—	(42,122,169)	—
Investor shares	(16,914,391)	(5,814,296)	(151,904,855)	(42,105,899)

Total dividends and distributions	(25,029,872)	(10,896,799)	(216,303,744)	(68,769,272)

Capital Share Transactions(2):
Proceeds from shares sold
Institutional shares	266,742	—	2,393,223	—
Investor shares	30,769,183	37,399,207	56,861,675	59,860,682
Shares issued from Merger(2)
Institutional shares	75,356,677	—	351,418,265	—
Reinvestment of dividends and distributions
Institutional shares	4,835,687	—	47,033,321	—
Investor shares	20,157,620	10,890,939	169,071,981	68,739,088

Total proceeds from shares sold and reinvested	131,385,909	48,290,146	626,778,465	128,599,770

Value of shares redeemed
Institutional shares	(1,069,297)	—	(2,356,453)	—
Investor shares	(42,131,709)	(49,683,717)	(114,945,036)	(101,656,659)

Total value of shares redeemed	(43,201,006)	(49,683,717)	(117,301,489)	(101,656,659)

Net increase (decrease) from capital share transactions(3)	88,184,903	(1,393,571)	509,476,976	26,943,111

Total increase (decrease) in net assets	54,454,707	(7,775,301)	232,345,711	3,330,735

Net Assets:
Beginning of Period	311,437,633	319,212,934	1,291,859,279	1,288,528,544

End of Period*	$365,892,340	$311,437,633	$1,524,204,990	$1,291,859,279

*Including undistributed net investment income	$—	$695	$—	$31,791

(1)

For the year ended December 31, 2014, Dividends from net investment income included dividends paid from the short-term portion of capital gain distributions received from affiliated funds. From December 31, 2015 forward, the short-term portion of capital gain distributions received from affiliated funds will be included in Distributions from net realized capital gains.

(2)	Inception date for Institutional Class for Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund was November 23, 2015.
(3)	See Note 6 in Notes to Financial Statements.

62	See Notes to Financial Statements.

Growth Allocation Fund		Aggressive Allocation Fund
For the Year Ended		For the Year Ended
12/31/15	12/31/14	12/31/15	12/31/14

$13,963,287	$10,338,909	$8,782,106	$6,918,431
189,714,170	54,953,676	235,381,765	68,721,169
(248,552,166)	(36,968,953)	(265,954,151)	(46,977,084)

(44,874,709)	28,323,632	(21,790,280)	28,662,516

(3,245,532)	—	(1,573,444)	—
(10,728,514)	(17,351,172)	(7,205,082)	(13,898,214)

(37,114,828)	—	(34,895,055)	—
(130,178,683)	(48,439,446)	(164,370,097)	(59,010,154)

(181,267,557)	(65,790,618)	(208,043,678)	(72,908,368)

1,175,325	—	616,532	—
34,132,116	36,300,427	25,781,773	24,675,504

258,734,195	—	172,531,801	—

40,328,502	—	36,455,456	—
140,889,511	65,783,344	171,567,547	72,902,702

475,259,649	102,083,771	406,953,109	97,578,206

(2,222,874)	—	(1,914,451)	—
(84,048,090)	(76,415,769)	(78,585,909)	(63,169,720)

(86,270,964)	(76,415,769)	(80,500,360)	(63,169,720)

388,988,685	25,668,002	326,452,749	34,408,486

162,846,419	(11,798,984)	96,618,791	(9,837,366)

952,102,612	963,901,596	869,725,782	879,563,148

$1,114,949,031	$952,102,612	$966,344,573	$869,725,782

$—	$7,199	$—	$—

See Notes to Financial Statements.	63

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distribu- tions Received from Affiliated Funds		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distribu- tions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)(3)	Expenses, Gross(2)(4)	Investment Income, Net (1)(3)	Portfolio Turnover Rate (5)
Conservative Allocation Fund

Institutional Class
2015(6)	$11.51	$0.05	#	$0.22		$(0.39)	$(0.12)	$(0.65)	$10.62	(0.99)%	$70,895	0.18%	0.20%	4.36%	92%

Investor Class
2015	$11.59	$0.14	#	$0.26		$(0.60)	$(0.12)	$(0.65)	$10.62	(1.69)%	$294,997	0.27%	0.33%	1.22%	92%
2014	11.84	0.14	#	0.19		(0.17)	(0.19)	(0.22)	11.59	1.40	311,438	0.12	0.16	1.17	20
2013	12.27	0.11	#	0.21		0.12	(0.17)	(0.70)	11.84	3.67	319,213	0.12	0.16	0.85	12
2012	11.70	0.16	#	0.16		0.50	(0.22)	(0.03)	12.27	7.02	327,321	0.12	0.16	1.29	3
2011	11.87	0.18	#	0.05		(0.03)	(0.19)	(0.18)	11.70	1.71	293,236	0.12	0.17	1.47	9
Balanced Allocation Fund

Institutional Class
2015(6)	$12.67	$0.09	#	$0.45		$(0.77)	$(0.16)	$(1.58)	$10.70	(1.73)%	$332,327	0.12%	0.14%	7.28%	95%

Investor Class
2015	$12.89	$0.20	#	$0.53		$(1.18)	$(0.16)	$(1.58)	$10.70	(3.43)%	$1,191,878	0.28%	0.30%	1.56%	95%
2014	13.14	0.19	#	0.36		(0.09)	(0.27)	(0.44)	12.89	3.53	1,291,859	0.12	0.13	1.38	3
2013	12.73	0.16	#	0.44		0.68	(0.28)	(0.59)	13.14	10.08	1,288,529	0.12	0.13	1.23	27
2012	11.77	0.19	#	0.22		0.97	(0.27)	(0.15)	12.73	11.79	1,204,869	0.12	0.13	1.54	3
2011	12.12	0.20	#	0.06		(0.14)	(0.26)	(0.21)	11.77	1.01	1,097,275	0.12	0.13	1.65	16
Growth Allocation Fund

Institutional Class
2015(6)	$13.23	$0.11	#	$0.76		$(1.20)	$(0.14)	$(1.93)	$10.83	(2.36)%	$247,746	0.14%	0.14%	8.37%	97%

Investor Class
2015	$13.43	$0.17	#	$0.90		$(1.61)	$(0.13)	$(1.93)	$10.83	(3.83)%	$867,203	0.29%	0.30%	1.26%	97%
2014	14.00	0.15	#	0.54		(0.28)	(0.25)	(0.73)	13.43	2.93	952,103	0.12	0.13	1.07	4
2013	13.04	0.15	#	0.67		1.57	(0.27)	(1.16)	14.00	18.49	963,902	0.12	0.13	1.03	22
2012	11.60	0.15	#	0.26		1.30	(0.17)	(0.10)	13.04	14.84	853,233	0.12	0.13	1.17	2
2011	12.28	0.16	#	0.03		(0.49)	(0.17)	(0.21)	11.60	(2.39)	783,344	0.12	0.14	1.26	10
Aggressive Allocation Fund

Institutional Class
2015(6)	$14.13	$0.12	#	$1.10		$(1.67)	$(0.09)	$(2.82)	$10.77	(2.85)%	$169,302	0.15%	0.15%	8.75%	103%

Investor Class
2015	$14.06	$0.12	#	$1.32		$(1.82)	$(0.09)	$(2.82)	$10.77	(2.39)%	$797,043	0.29%	0.30%	0.85%	103%
2014	14.82	0.12	#	0.80		(0.41)	(0.23)	(1.04)	14.06	3.38	869,726	0.12	0.13	0.79	4
2013	12.46	0.11	#	0.90		2.39	(0.29)	(0.75)	14.82	27.41	879,563	0.12	0.13	0.77	12
2012	10.89	0.11	#	0.26		1.50	(0.11)	(0.19)	12.46	17.19	726,665	0.12	0.13	0.91	5
2011	11.79	0.10	#	—	†	(0.71)	(0.10)	(0.19)	10.89	(5.14)	674,790	0.12	0.14	0.83	9

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests.
(3)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(5)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.
(6)	Inception date was November 23, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

64	See Notes to Financial Statements.

FIXED INCOME SELECT FUNDS (Unaudited)

2015– A Review

The Federal Reserve (“Fed”) raised rates in December 2015 after keeping short-term interest rates near zero along with record high levels of quantitative easing for seven years. Motivated by signs that the U.S. economy no longer requires such emergency measures of support, the Fed increased the range for the over-night lending rate by 0.25%, marking the first rate increase in nine years. By raising rates, the Fed began the process of dismantling the safety net to which investors had grown accustomed since the financial crisis.

The increase in rates was widely anticipated and investors’ response to the increase was generally calm. Yields rose across the curve in anticipation of and immediately following the announcement with the largest impact being felt in bonds with maturities of two-years to five-years. The two-year U.S. Treasury Note yield ended the year at 1.05%, the first year-end above 1.00% since 2009.Yields on longer maturity bonds, such as the 10-year U.S. Treasury Note, did not experience much movement as they tend to be driven more by inflation concerns and economic expectations. The yield on the 10-year U.S. Treasury Bond ended the year at 2.27% for an increase of only 0.10% from the end of the previous year.

Importantly, the divergence in monetary policy of the major central banks, discussed in the 2014 review, continued in 2015. After multiple years of coordinated efforts among central banks to spur economic growth through low interest rates and accommodative monetary policies, the divergence of central bank policies grew wider in 2015. In the same month that the Fed announced a rate hike, the European Central Bank announced an increase in its quantitative easing measures to generate growth and boost inflation. As a result of these divergent actions, the yield on the 2-year U.S. Treasury Note rose, the yield on its German counterpart slid further into negative territory and ended the year at -0.35%.

Performance for the year was mixed, but generally weak, with a flattening of the yield curve and widening credit spreads being the primary determinants of returns. The Barclays U.S. Aggregate Bond Index, a proxy for the broad U.S. bond market, rose slightly for the year with a gain of 0.55% on the heels of a 0.57% loss in the final quarter. Corporate bonds generally underperformed U.S. Treasuries with calendar year returns of -0.68% and 0.84%, respectively. Below investment grade corporate bonds suffered losses for the full year as the yield spread between these bonds and U.S. Treasuries widened. As a result, high yield bonds lost 4.47% in 2015 as measured by the Barclays U.S. High Yield Corporate Index. This was the first annual year decline in high yield bonds outside of a recession since the 1990s and was driven by sharply declining oil prices in the energy sector (15% of the index). Emerging markets bonds outperformed U.S. bonds with an annual return of 1.82% as measured by the JP Morgan Emerging Market Bond Index.

In general, bonds with longer durations underperformed bonds with shorter durations. Ten-year U.S. Treasuries underperformed five-year U.S. Treasuries by 0.06% in the fourth quarter and underperformed by 0.40% for the full year. The effect of duration was even more evident for 30-year U.S. Treasury Bonds. After a surprisingly strong return of 29.38% in 2014, 30-year U.S. Treasury Bonds lost 3.17% in 2015 as expectations for growth and inflation were tempered heading into the new-year.

Barclays U.S. Aggregate Bond Index – Sector Returns (as of December 31, 2015)
Sector	4Q15	2015

U.S. Treasuries	-0.94%	0.84%
Corporates	-0.58%	-0.68%
Corporates – Industrials	-0.96%	-1.75%
Corporates – Utilities	-0.66%	-1.47%
Corporates – Financials	0.14%	1.51%
Commercial Mortgage-Backed Securities	-1.24%	0.97%
Asset-Backed Securities	-0.57%	1.25%
Mortgages	-0.10%	1.51%
Index - TOTAL	-0.57%	0.55%

2016 – A Preview

Looking forward in 2016, the Fed’s Federal Open Market Committee (“FOMC”) will continue to be closely watched and the subject of much speculation. The Fed is charged with maintaining employment while keeping prices stable by managing inflation. Although we have seen a strong recovery in employment, core inflation (the Fed’s preferred measure) continues to trend significantly below their 2.00% target. Combined with concerns regarding the strength of China and the pace of global growth, the Fed will continue to dominate the financial news. Based on the forward curve at year-end, investors anticipate that the Fed will increase interest rates twice during 2016 with some market pundits forecasting more rate hikes. We believe that this is a fair estimate; however, the Fed’s actions will remain very data dependent, and thus, expectations could certainly change as the year progresses.

Volatility increased in 2015, and we expect it to continue through 2016 – particularly if global monetary policies continue to diverge and/or the Fed continues raising rates. U.S. Treasury yields will continue to have conflicting pressures - upward pressure from the projected Fed rate increases and a strengthening U.S. economy offset by downward pressure from sluggish global economic growth, strong demand for U.S. debt and a low inflationary environment. The return expectations for fixed income securities during 2016 should remain somewhat muted compared to long-term averages.

Money Market Fund (Unaudited)

In December 2015, the Federal Reserve (“Fed”) saw sufficient evidence of economic strength to begin moving the federal funds rate target slightly higher. With a target range of 0.25% to 0.50%, the Fed continues to maintain a very accommodative monetary policy in an effort to stimulate further economic growth and thwart any deflationary pressures. Despite the decision to move off zero, short-term rates were at historically low levels throughout the year which negatively impacted the returns available to investors.

The Federal Open Market Committee (“FOMC”) members, including Chair Janet Yellen, have continued to communicate that future rate hikes will be data dependent. Inflation pressure will likely be the primary focus of the FOMC as the employment situation has improved significantly since the end of the recession in the summer of 2009. Inflation, however, remains significantly below their target of 2.0% and economic growth has remained below the long-term trend, which gives the Fed room to be patient. Voting members of the FOMC suggest that there may be as many as three or four rate increases in 2016. The forward market, which represents the aggregate of investor expectations, suggests that the number will be closer to two increases during 2016. We believe that the Fed will continue to move slowly and cautiously regarding interest rates in a concerted effort to avoid straining the economy and to encourage lenders to generate new consumer and business loans.

Given the low interest rate environment which persisted throughout 2015, money market funds (which are lenders to borrowers at short-term interest rates) experienced another year of “just-above-zero” returns. At the end of 2015, the 90-day U.S. Treasury Bill was yielding 0.16%, although the rate was nearly zero for most of the year. The low yield environment, coupled with the regulatory constraints of Rule 2a-7 of the Investment Company Act of 1940, made it incredibly difficult for money market funds across the industry to post positive returns after paying for fund-related expenses.

The Fund was invested in a broad range of high quality, short-term money market instruments denominated exclusively in U.S. dollars. The Fund maintained a stable per share price of $1.00, while paying monthly dividends based on the daily account value. The Investor Class of the Fund returned 0.02% for the one-year period ended December 31, 2015, as compared to a 0.03% return for the Citigroup 3-Month Treasury bill Index (the benchmark index).The low rate environment made it challenging to generate a strong absolute return net of expenses. In the midst of the difficult interest rate and economic environment, the management of the Fund remained true and steadfast to its primary objectives of preservation of capital and liquidity versus sacrificing quality and taking imprudent risk in an effort to stretch for incremental yield. Stretching for yield in this environment provided an asymmetrical payoff, providing little, if any upside, while increasing the potential for a material negative return event.

Throughout 2015, the Fund remained well diversified across many sectors including commercial paper, certificates of deposits, time deposits, floating rate notes and U.S. Treasuries. At year-end, the Fund’s weighted average maturity was 39 days, compared to 42 days at the end of 2014.

This Fund may be suitable for investors who have a short-term investment horizon, seek to maintain a stable dollar value for their investment and can accept a long-term rate of return that may be lower than other fixed income and stock investments.

An investment in the Fund is not insured or guaranteed by the Federal Depository Insurance Corporation or any other governmental agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Fund.

At December 31, 2015, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Commercial Paper	36.1
Certificates of Deposit	29.1
Agency Obligations	14.6
Repurchase Agreements	5.0
U.S. Treasury Obligations	4.9
Time Deposits	4.6
Municipal Bonds	3.5
Corporate Bonds	2.2

100.0

Money Market Fund (Unaudited)

Average Annual Total Returns as of 12/31/15
	Institutional Class*	Investor Class*	Benchmark**
One Year	0.08%	0.02%	0.03%
Five Year	0.07%	0.02%	0.05%
Ten Year	1.39%	1.27%	1.17%
Since Inception	1.51%	1.39%	1.37%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2015 Prospectus, as amended on June 01, 2015)(1)	0.17%	0.43%

Yield as of 12/31/15(2)
	Institutional Class*	Investor Class*
7-Day Annualized Yield (Net)	0.24%	0.01%
7-Day Annualized Yield (Gross)	0.42%	0.42%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

(2)

Yield for the Money Market Fund represents the annualization of the Fund’s declared dividends over the period indicated, excluding capital gains distributions. The yield more closely reflects the current earnings of the Fund than the total return. Gross Yield reflects the yield without fee waivers in effect.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The yield for the Money Market Fund represents annualization of the Fund’s declared dividends over the period indicated, excluding capital gains distributions. The 7-day annualized yield more closely reflects the current earnings of the Fund than the total return.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2005 to December 31, 2015, with all dividends and capital gains reinvested, with the Citigroup 3-Month Treasury Bill Index.

*These performance figures reflect expense waivers by the Fund’s investment adviser. Without these waivers, performance would have been lower. Performance figures shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS	December 31, 2015

	Par	Value
AGENCY OBLIGATIONS — 14.6%
Federal Farm Credit Bank
0.43%, 09/12/17†	$6,400,000	$6,402,081
0.42%, 09/22/17†	18,000,000	17,998,431
0.41%, 09/25/17†	15,000,000	14,994,896
Federal Home Loan Bank
0.26%, 07/06/16†	12,000,000	12,000,000
0.23%, 02/14/17†	17,000,000	16,990,202
Federal Home Loan Bank Discount Notes
0.12%, 01/22/16	40,000,000	39,997,200
0.36%, 02/11/16	15,000,000	14,993,850
0.42%, 03/10/16	25,000,000	24,979,875
0.59%, 06/03/16	9,590,000	9,565,796
Federal Home Loan Mortgage Corporation
0.46%, 04/27/17†	10,000,000	9,997,311
Federal National Mortgage Association
0.35%, 08/16/17†	15,000,000	14,997,536
0.28%, 10/05/17†	5,500,000	5,498,521

Total Agency Obligations (Cost $188,415,699)		188,415,699

CERTIFICATES OF DEPOSIT — 29.1%
Bank of Nova Scotia Houston
0.48%, 04/14/16	25,000,000	25,000,000
BMO Harris Bank NA
0.47%, 03/04/16†	24,000,000	24,000,000
0.63%, 04/27/16†	35,000,000	35,000,000
BNP Paribas Finance, Inc.
0.53%, 03/16/16	13,000,000	13,000,000
Citibank NA
0.44%, 01/20/16	25,000,000	25,000,000
KBC Bank NV
0.29%, 01/05/16	20,000,000	20,000,000
Mitsubishi UFJ Trust & Banking Corporation
0.36%, 01/04/16†	14,000,000	14,000,000
0.30%, 01/29/16	20,000,000	20,000,000
Rabobank Nederland NY
0.53%, 03/18/16†	20,000,000	20,000,000
Skandinaviska Enskilda Banken AB
0.47%, 02/11/16†	31,000,000	31,001,368
0.60%, 02/29/16†	19,000,000	19,000,000
State Street Corporation
0.59%, 03/29/16	30,000,000	30,000,000
Sumitomo Mitsui Banking Corporation
0.29%, 01/11/16	10,000,000	10,000,000
0.51%, 04/08/16	28,500,000	28,500,000
Sumitomo Mitsui Trust Bank, Ltd.
0.49%, 01/04/16†	12,000,000	12,000,000
0.36%, 01/05/16	20,000,000	20,000,000
Toronto-Dominion Bank NY
0.55%, 04/15/16	8,000,000	8,000,000
0.60%, 04/20/16	20,000,000	20,000,000

Total Certificates of Deposit (Cost $374,501,368)		374,501,368

	Par	Value
COMMERCIAL PAPER — 36.1%
Antalis SA
0.40%, 01/07/16 144A	$37,000,000	$36,997,533
Barton Capital LLC
0.35%, 01/06/16 144A	23,000,000	22,998,882
BNP Paribas Finance, Inc.
0.20%, 01/04/16	23,000,000	22,999,617
Caisse Centrale Desjaudins Du Quebec
0.37%, 01/06/16 144A	40,000,000	39,997,944
Caisse des Depots et Consignations
0.50%, 02/01/16 144A	25,000,000	24,989,236
Chariot Funding LLC
0.50%, 02/18/16 144A	21,600,000	21,585,600
Charta LLC
0.35%, 01/04/16 144A	15,000,000	14,999,562
Collateralized Commercial Paper Co. LLC
0.50%, 04/22/16	10,000,000	9,984,444
0.48%, 04/25/16	35,000,000	34,946,333
Credit Suisse AG
0.42%, 01/04/16 144A	9,000,000	8,999,685
Erste Abwicklungsanstalt
0.45%, 02/09/16 144A†	8,000,000	8,000,000
Jupiter Securitization Company LLC
0.45%, 01/14/16 144A	15,000,000	14,997,563
Kells Funding LLC
0.40%, 02/23/16 144A	15,000,000	14,991,167
LMA Americas LLC
0.40%, 01/04/16 144A	10,000,000	9,999,708
National Australia Bank, Ltd.
0.72%, 04/21/16 144A	15,000,000	14,966,700
Nieuw Amsterdam Receivables Corporation
0.50%, 02/04/16 144A	10,000,000	9,995,278
0.70%, 03/18/16 144A	15,000,000	14,977,542
Old Line Funding LLC
0.50%, 03/03/16 144A	10,000,000	9,991,389
0.48%, 03/21/16 144A	20,000,000	19,978,667
0.47%, 04/04/16 144A	13,000,000	12,984,046
Sumitomo Mitsui Banking Corporation
0.30%, 01/07/16 144A	15,000,000	14,999,250
Victory Receivables Corporation
0.35%, 01/04/16	40,130,000	40,128,830
0.50%, 01/19/16	15,000,000	14,996,250
Westpac Banking Corporation
0.37%, 04/04/16 144A†	17,000,000	17,000,000
Working Captial Management
0.38%, 01/06/16 144A	8,000,000	7,999,578

Total Commercial Paper (Cost $464,504,804)		464,504,804

CORPORATE BONDS — 2.2%
Jets Stadium Development LLC
0.40%, 01/07/16 144A†	4,900,000	4,900,000
Jets Stadium Finance Issuer 2015 LLC
0.40%, 01/07/16 144A†	23,000,000	23,000,000

Total Corporate Bonds (Cost $27,900,000)		27,900,000

See Notes to Financial Statements.	69

MONEY MARKET FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
MUNICIPAL BONDS — 3.5%
California Statewide Communities Development Authority, Kimberly Woods Apartments, Revenue Bond, Series B
0.02%, 01/07/16†	$17,100,000	$17,100,000
Maryland Community Development Administration, Multifamily Barrington Apartments, Revenue Bond, Series A
0.03%, 01/07/16†	27,575,000	27,575,000

Total Municipal Bonds (Cost $44,675,000)		44,675,000

TIME DEPOSITS — 4.6%
Credit Argicole Corporation
0.25%, 01/04/16	17,500,000	17,500,000
ING Bank NV
0.37%, 01/05/16	7,000,000	7,000,000
Natixis SA
0.26%, 01/04/16	35,000,000	35,000,000

Total Time Deposits (Cost $59,500,000)		59,500,000

U.S. TREASURY OBLIGATIONS — 4.9%
U.S. Treasury Bills
0.35%, 05/26/16	19,000,000	18,973,339
0.35%, 06/16/16	28,000,000	27,923,950

		46,897,289

U.S. Treasury Notes
0.50%, 07/31/16	15,000,000	14,987,408
0.43%, 10/31/17†	1,663,200	1,658,223

		16,645,631

Total U.S. Treasury Obligations (Cost $63,542,920)		63,542,920

	Par	Value
REPURCHASE AGREEMENTS — 5.0%
Bank of Nova Scotia (The)
0.29% (dated 12/31/15, due 01/04/16, repurchase price $12,500,403, collateralized by U.S. Treasury Note and U.S. Treasury Bill, 0.000% to 0.125, due 06/09/16 to 07/15/22, total market value $12,750,072)	$12,500,000	$12,500,000
Goldman Sachs & Co.
0.32% (dated 12/31/15, due 01/04/16, repurchase price $40,001,422, collateralized by Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, 2.550% to 4.000, due 03/01/23 to 12/01/34, total market value $41,200,000)	40,000,000	40,000,000
RBC Capital Markets LLC
0.26% (dated 12/31/15, due 01/04/16, repurchase price $12,000,347, collateralized by U.S. Treasuty Notes, 0.375% to 5.250, due 08/15/20 to 02/15/29, total market value $12,240,067)	12,000,000	12,000,000

Total Repurchase Agreements (Cost $64,500,000)		64,500,000

TOTAL INVESTMENTS — 100.0% (Cost $1,287,539,791)		1,287,539,791
Liabilities in Excess of Other Assets — 0.0%		(237,191)

NET ASSETS — 100.0%		$1,287,302,600

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$188,415,699	$—	$188,415,699	$—
Certificates of Deposit	374,501,368	—	374,501,368	—
Commercial Paper	464,504,804	—	464,504,804	—
Corporate Bonds	27,900,000	—	27,900,000	—
Municipal Bonds	44,675,000	—	44,675,000	—
Repurchase Agreements	64,500,000	—	64,500,000	—
Time Deposits	59,500,000	—	59,500,000	—
U.S. Treasury Obligations	63,542,920	—	63,542,920	—

Total Assets - Investments in Securities	$1,287,539,791	$—	$1,287,539,791	$—

70	See Notes to Financial Statements.

Low-Duration Bond Fund (Unaudited)

The Fund invested in a diversified portfolio composed primarily of investment grade fixed income securities with an average dollar-weighted duration (a measure of bond prices’ sensitivity to changes in interest rates) normally between one to three years. The Investor Class of the Fund slightly underperformed its all-U.S. Treasury benchmark index, the Bank of America Merrill Lynch 1-3 Year Treasury Index, for the one-year period ended December 31, 2015 (0.49% versus 0.54%). This was only the second year in which the Fund did not outperform the index since the financial crisis in 2008. In an effort to outpace its benchmark index, the Fund tactically utilized spread sectors (such as investment grade corporates, mortgage-backed securities and asset-backed securities) that traded at a yield premium relative to their U.S. Treasury counterparts. The strategy of overweighting non-U.S. Treasuries sectors, particularly investment grade corporate bonds, detracted value relative to the benchmark, most notably during the third quarter of the year, a period that experienced spread widening due to elevated market volatility and fears regarding rate hikes and slowing economic growth outside of the United States. The Fund’s relative yield advantage versus the benchmark was a positive to relative returns.

Other strategies involving derivatives were utilized during the year resulting in an overall modest impact to performance. U.S. Treasury futures were used for the common purposes of duration management and yield curve positioning strategies. Over the course of the calendar year, these positions had a minimal impact on relative performance. Credit default swaps were utilized which slightly improved the Fund’s relative performance during the year as spreads widened within the corporate bond sector during the period the positions were held. In an effort to gain exposure to non-U.S. interest rates and duration, interest rate swaps were utilized and detracted modestly from relative performance. Currency forward contracts were used to hedge certain non-U.S. dollar positions. On an overall net basis, the currency strategies modestly benefitted relative performance.

During the year, the Fund remained true to its overall objective of seeking current income consistent with conservation of capital.

This Fund may be suitable for investors who have a short-term investment horizon, seek an investment return that is relatively stable and want to diversify their portfolio with a fixed income investment option. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Some derivatives may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns. It is possible to lose money by investing in the Fund.

At December 31, 2015, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

	%
Corporate Bonds	28.6
U.S. Treasury Obligations	26.9
Mortgage-Backed Securities	15.9
Foreign Bonds	13.0
Asset-Backed Securities	11.8
Money Market Funds	7.4
Municipal Bonds	1.3
Agency Obligations	0.7
Loan Agreements	0.1
Purchased Options	—	**
Written Options	(0.1)

	105.6

**Rounds to less than 0.005%

Low-Duration Bond Fund (Unaudited)

Average Annual Total Returns as of 12/31/15
	Institutional Class*	Investor Class*	Benchmark**
One Year	0.79%	0.49%	0.54%
Five Year	1.61%	1.39%	0.70%
Ten Year	3.14%	2.95%	2.42%
Since Inception	3.10%	2.95%	2.58%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2015 Prospectus, as amended on June 01, 2015)(1)	0.41%	0.66%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2005 to December 31, 2015, with all dividends and capital gains reinvested, with the Bank of America Merrill Lynch 1-3 Year Treasury Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS	December 31, 2015

	Par	Value
AGENCY OBLIGATIONS — 0.7%
Federal Home Loan Bank
0.75%, 08/28/17	$2,730,000	$2,716,978
Federal National Mortgage Association
1.38%, 04/27/18	3,300,000	3,294,218

Total Agency Obligations (Cost $6,027,900)		6,011,196

ASSET-BACKED SECURITIES — 11.8%
ABCLO, Ltd. Series 2007-1A
0.67%, 04/15/21 144A†	93,761	93,743
ACAS CLO, Ltd. Series 2007-1A
0.55%, 04/20/21 144A†	544,940	539,237
Aircraft Lease Securitisation, Ltd. Series 2007-1A
0.53%, 05/10/32 144A†	133,620	131,949
Ally Master Owner Trust Series 2013-2
0.78%, 04/15/18†	1,400,000	1,399,300
American Express Credit Account Master Trust Series 2013-3
0.98%, 05/15/19	2,250,000	2,247,999
AmeriCredit Automobile Receivables Trust Series 2012-4
1.31%, 11/08/17	145,452	145,456
AmeriCredit Automobile Receivables Trust Series 2013-2
1.19%, 05/08/18	785,000	784,391
1.79%, 03/08/19	980,000	980,855
AmeriCredit Automobile Receivables Trust Series 2013-4
1.66%, 09/10/18	500,000	499,918
AmeriCredit Automobile Receivables Trust Series 2014-1
2.15%, 03/09/20	825,000	821,841
Apidos CDO V Series 2007-5A
0.55%, 04/15/21 144A†	454,438	450,420
Apidos CDO XIV Series 2013-14A
1.47%, 04/15/25 144A†	2,090,000	2,047,339
2.02%, 04/15/25 144A†	250,000	237,536
ARES XXVI CLO, Ltd. Series 2013-1A
1.42%, 04/15/25 144A†	515,000	506,226
Asset-Backed Securities Corporation Home Equity Loan Trust Series 2004-HE6
0.97%, 09/25/34†	1,497	1,497
Atrium CDO Corporation Series 7AR
1.46%, 11/16/22 144A†	821,648	818,291
Avalon IV Capital, Ltd. Series 2012-1A
1.49%, 04/17/23 144A†	1,038,780	1,035,108

	Par	Value
BA Credit Card Trust Series 2014-A1
0.71%, 06/15/21†	$1,110,000	$1,108,081
Babson CLO, Inc. Series 2007-1A
0.54%, 01/18/21 144A†	622,363	614,950
Babson CLO, Ltd. Series 2013-IA
1.42%, 04/20/25 144A†	1,200,000	1,175,332
Babson CLO, Ltd. Series 2015-IA
3.17%, 04/20/27 144A†	600,000	587,114
Bear Stearns Asset-Backed Securities Trust Series 2004-SD1
0.87%, 12/25/42†	92,226	91,392
Bear Stearns Asset-Backed Securities Trust Series 2007-HE7
1.42%, 10/25/37†	654,420	603,900
BlueMountain CLO, Ltd. Series 2012-1A
1.64%, 07/20/23 144A†	2,000,000	1,992,472
Cabela’s Credit Card Master Note Trust Series 2015-1A
2.26%, 03/15/23	950,000	940,303
Capital Auto Receivables Asset Trust Series 2013-1
1.29%, 04/20/18	260,000	259,384
1.74%, 10/22/18	270,000	269,749
Capital One Multi-Asset Execution Trust Series 2015-A2
2.08%, 03/15/23	1,000,000	990,932
Cent CLO 18, Ltd. Series 2013-18A
1.44%, 07/23/25 144A†	1,400,000	1,377,320
CenterPoint Energy Transition Bond Co. IV, LLC Series 2012-1
0.90%, 04/15/18	486,832	485,501
Chase Issuance Trust Series 2015-A2
1.59%, 02/18/20	2,725,000	2,724,620
CIFC Funding 2015-II, Ltd. Series 2015-2A
3.32%, 04/15/27 144A†	700,000	674,246
Citibank Credit Card Issuance Trust Series 2007-A8
5.65%, 09/20/19	3,500,000	3,738,908
Citibank Credit Card Issuance Trust Series 2014-A2
1.02%, 02/22/19	2,600,000	2,593,771
Colony American Homes Series 2014-1A
1.40%, 05/17/31 144A†	556,164	544,769
Colony American Homes Series 2014-2A
1.37%, 07/17/31 144A†	835,983	814,484
Conseco Financial Corporation Series 1998-1
6.04%, 11/01/29	3,856	3,921

See Notes to Financial Statements.	73

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Credit Acceptance Auto Loan Trust Series 2015-1A
2.00%, 07/15/22 144A	$1,140,000	$1,130,924
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB3
0.88%, 05/25/35†	73,372	73,269
Crusade ABS Trust Series 2012-1
3.06%, 07/12/23(A)†	425,703	310,963
CSAB Mortgage-Backed Trust Series 2006-2
5.72%, 09/25/36 STEP	482,122	321,281
Dell Equipment Finance Trust Series 2014-1
1.36%, 06/22/20 144A	900,000	897,038
Drive Auto Receivables Trust Series 2015-AA
2.28%, 06/17/19 144A	2,710,000	2,705,668
Drug Royalty II LP 2 Series 2014-1
3.14%, 07/15/23 144A†@	241,112	243,959
Dryden XXII Senior Loan Fund Series 2011-22A
1.49%, 01/15/22 144A†	1,128,916	1,125,605
Dryden XXV Senior Loan Fund Series 2012-25A
1.70%, 01/15/25 144A†	800,000	794,703
Dryden XXVI Senior Loan Fund Series 2013-26A
1.42%, 07/15/25 144A†	400,000	392,316
Dryden XXVIII Senior Loan Fund Series 2013-28A
1.46%, 08/15/25 144A†	930,000	916,582
1.91%, 08/15/25 144A†	1,175,000	1,126,873
Dryden XXXI Senior Loan Fund Series 2014-31A
3.17%, 04/18/26 144A†	675,000	650,086
FHLMC Structured Pass-Through Securities Series T-32
0.68%, 08/25/31†	490,330	480,523
Flatiron CLO, Ltd. Series 2011-1A
1.87%, 01/15/23 144A†	700,000	697,349
GCAT Series 2015-2
3.75%, 07/25/20 STEP 144A	457,211	453,221
GoldenTree Loan Opportunities VII, Ltd. Series 2013-7A
1.47%, 04/25/25 144A†	500,000	489,591
Great America Leasing Receivables Funding LLC Series 2013-1
1.83%, 06/17/19 144A	325,000	324,133
IFC SBA Loan-Backed Adjustable Rate Certificate Series 1997-1
1.25%, 01/15/24 144A†	74,392	74,207

	Par	Value
Invitation Homes Trust Series 2013-SFR1
1.45%, 12/17/30 144A†	$762,836	$747,615
Invitation Homes Trust Series 2014-SFR1
1.35%, 06/17/31 144A†	2,420,000	2,368,111
Invitation Homes Trust Series 2014-SFR2
1.45%, 09/17/31 144A†	1,500,000	1,472,233
JP Morgan Mortgage Acquisition Corporation Series 2005-FLD1
1.16%, 07/25/35†	3,143	3,141
JP Morgan Mortgage Acquisition Corporation Series 2006-FRE2
0.60%, 02/25/36†	356,935	341,961
Kubota Credit Owner Trust Series 2015-1A
0.94%, 12/15/17 144A	1,021,023	1,019,090
LA Arena Funding LLC Series 1
7.66%, 12/15/26 144A	225,237	247,971
LCM XII LP Series 12A
1.58%, 10/19/22 144A†	1,190,000	1,184,368
Madison Park Funding XVII, Ltd. Series 2015-17A
3.18%, 07/21/27 144A†	400,000	389,898
MMAF Equipment Finance LLC Series 2011-AA
2.10%, 07/15/17 144A	323,501	324,261
Navient Private Education Loan Trust Series 2014-CTA
1.03%, 09/16/24 144A†	192,812	190,416
North Texas Higher Education Authority, Inc. Series 2011-1
1.71%, 04/01/40†	265,404	264,178
Octagon Investment Partners XIX, Ltd. Series 2014-1A
1.84%, 04/15/26 144A†	865,000	856,155
2.32%, 04/15/26 144A†	905,000	873,948
OneMain Financial Issuance Trust Series 2014-2A
2.47%, 09/18/24 144A	2,605,000	2,599,868
OneMain Financial Issuance Trust Series 2015-1A
3.19%, 03/18/26 144A	2,300,000	2,290,570
OneMain Financial Issuance Trust Series 2015-2A
2.57%, 07/18/25 144A	3,475,000	3,489,117
Option One Mortgage Loan Trust Series 2005-4
0.68%, 11/25/35†	609,814	604,879
OZLM Funding III, Ltd. Series 2013-3A
1.65%, 01/22/25 144A†	500,000	495,442
Progress Residential Series 2015-SFR1
1.76%, 02/17/32 144A†	465,000	458,870

74	See Notes to Financial Statements.

	Par	Value
Santander Drive Auto Receivables Trust Series 2012-3
3.01%, 04/16/18	$454,643	$456,024
Santander Drive Auto Receivables Trust Series 2012-4
2.94%, 12/15/17	642,933	645,840
Santander Drive Auto Receivables Trust Series 2012-5
2.70%, 08/15/18	225,035	225,940
Santander Drive Auto Receivables Trust Series 2012-6
1.94%, 03/15/18	145,772	146,018
Santander Drive Auto Receivables Trust Series 2012-AA
1.78%, 11/15/18 144A	1,642,196	1,644,696
Santander Drive Auto Receivables Trust Series 2013-1
1.76%, 01/15/19	1,690,000	1,691,884
Santander Drive Auto Receivables Trust Series 2013-A
3.12%, 10/15/19 144A	1,025,000	1,036,763
Santander Drive Auto Receivables Trust Series 2014-4
2.60%, 11/16/20	1,350,000	1,352,269
Securitized Asset-Backed Receivables LLC Trust Series 2006-OP1
0.79%, 10/25/35†	2,800,000	2,704,894
SLC Student Loan Trust Series 2006-2
0.61%, 09/15/26†	1,500,000	1,441,299
SLM Private Credit Student Loan Trust Series 2003-B
0.91%, 03/15/22†	244,018	239,594
SLM Private Credit Student Loan Trust Series 2004-B
0.71%, 06/15/21†	274,352	271,867
SLM Private Credit Student Loan Trust Series 2005-A
0.71%, 06/15/23†	1,276,029	1,227,366
SLM Private Education Loan Trust Series 2010-A
3.58%, 05/16/44 144A†	1,710,985	1,766,680
SLM Private Education Loan Trust Series 2011-C
1.73%, 12/15/23 144A†	35,751	35,755
SLM Private Education Loan Trust Series 2012-C
1.43%, 08/15/23 144A†	246,406	246,562
SLM Private Education Loan Trust Series 2013-C
1.18%, 02/15/22 144A†	509,443	509,544

	Par	Value
SLM Private Education Loan Trust Series 2014-A
1.48%, 01/15/26 144A†	$1,245,000	$1,236,832
2.59%, 01/15/26 144A	555,000	552,084
SoFi Professional Loan Program LLC Series 2015-A
1.62%, 03/25/33 144A†	1,071,023	1,068,401
SoFi Professional Loan Program LLC Series 2015-D
2.72%, 10/27/36 144A	1,075,000	1,067,838
Springleaf Funding Trust Series 2015-AA
3.16%, 11/15/24 144A	1,045,000	1,037,543
Structured Asset Securities Corporation Mortgage Loan Trust Series 2005-7XS
1.74%, 04/25/35†	503,280	478,209
Symphony CLO VIII, LP Series 2012-8A
1.42%, 01/09/23 144A†	1,638,772	1,638,323
Symphony CLO XV, Ltd. Series 2014-15A
1.77%, 10/17/26 144A†	2,650,000	2,627,441
Synchrony Credit Card Master Note Trust Series 2015-2
1.60%, 04/15/21	1,500,000	1,488,932
Trade MAPS 1, Ltd. Series 2013-1A
0.99%, 12/10/18 144A†	1,500,000	1,490,471
Tryon Park CLO, Ltd. Series 2013-1A
1.41%, 07/15/25 144A†	500,000	492,245
1.44%, 07/15/25 144A†	1,270,000	1,250,302
1.85%, 07/15/25 144A†	1,175,000	1,120,501
U.S. Small Business Administration Series 1996-20K
6.95%, 11/01/16	21,035	21,339
Venture XVII CLO, Ltd. Series 2014-17A
3.17%, 07/15/26 144A†	360,000	339,606
World Financial Network Credit Card Master Trust Series 2015-A
0.81%, 02/15/22†	1,190,000	1,182,808
World Omni Master Owner Trust Series 2013-1
0.68%, 02/15/18 144A†	750,000	749,873

Total Asset-Backed Securities (Cost $102,389,934)		101,248,381

See Notes to Financial Statements.	75

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
CORPORATE BONDS — 28.6%
AbbVie, Inc.
1.75%, 11/06/17	$1,130,000	$1,128,313
1.80%, 05/14/18Δ	870,000	866,491
2.50%, 05/14/20	1,000,000	990,961
AES Corporation
3.41%, 06/01/19†	900,000	828,000
Air Lease Corporation
4.50%, 01/15/16Δ	1,200,000	1,200,780
2.63%, 09/04/18	940,000	929,153
Ally Financial, Inc.
2.75%, 01/30/17Δ	1,400,000	1,400,000
5.50%, 02/15/17	1,500,000	1,548,750
3.25%, 09/29/17Δ	810,000	811,012
American Express Credit Corporation
1.13%, 06/05/17	630,000	627,227
1.08%, 03/18/19†	4,900,000	4,846,590
American Honda Finance Corpoiration
1.60%, 07/13/18	1,330,000	1,323,647
American Tower Corporation
2.80%, 06/01/20	2,900,000	2,869,570
AmeriGas Partners LP
6.25%, 08/20/19	500,000	481,250
Anthem, Inc.
2.38%, 02/15/17	1,060,000	1,069,735
Ashland, Inc.
3.88%, 04/15/18Δ	1,480,000	1,515,150
Astoria Financial Corporation
5.00%, 06/19/17	770,000	796,945
AT&T, Inc.
1.53%, 06/30/20†	4,000,000	3,975,696
Autodesk, Inc.
1.95%, 12/15/17	350,000	348,998
Aviation Capital Group Corporation
3.88%, 09/27/16 144A	1,900,000	1,916,625
4.63%, 01/31/18 144A	500,000	510,000
2.88%, 09/17/18 144A@	400,000	398,205
Bank of America Corporation
3.75%, 07/12/16	920,000	931,655
3.88%, 03/22/17	130,000	132,882
1.70%, 08/25/17	570,000	568,598
6.40%, 08/28/17	400,000	428,648
5.75%, 12/01/17	1,700,000	1,819,400
1.66%, 03/22/18†	1,200,000	1,204,502
6.88%, 04/25/18	800,000	883,081
1.36%, 01/15/19†	280,000	281,235
2.60%, 01/15/19Δ	1,300,000	1,305,180
2.65%, 04/01/19Δ	5,000,000	5,016,065
2.63%, 10/19/20	350,000	345,983
Baxalta, Inc.
1.37%, 06/22/18 144A†	380,000	379,043
2.00%, 06/22/18 144A	210,000	207,969
Becton Dickinson and Co.
0.96%, 06/15/16†	3,000,000	2,998,929
1.45%, 05/15/17	1,250,000	1,245,135
1.80%, 12/15/17Δ	700,000	699,314
BellSouth LLC
4.82%, 04/26/21 144A	400,000	404,789
Boston Scientific Corporation
2.65%, 10/01/18Δ	1,800,000	1,810,651

	Par	Value
3.38%, 05/15/22Δ	$1,100,000	$1,086,696
Burlington Northern Santa Fe LLC
3.40%, 09/01/24	500,000	501,401
Cameron International Corporation
1.40%, 06/15/17	270,000	266,265
Cantor Fitzgerald LP
6.50%, 06/17/22 144A@	750,000	781,381
Capital One NA
1.50%, 09/05/17	690,000	684,781
2.35%, 08/17/18	2,180,000	2,184,096
Case New Holland Industrial, Inc.
7.88%, 12/01/17	1,480,000	1,572,500
Caterpillar Financial Services Corporation
1.25%, 08/18/17Δ	490,000	488,360
CC Holdings GS V LLC
2.38%, 12/15/17	300,000	300,472
CCO Safari II LLC
3.58%, 07/23/20 144A	320,000	318,348
4.46%, 07/23/22 144A	2,000,000	1,995,262
Celgene Corporation
2.13%, 08/15/18	310,000	310,264
Chesapeake Energy Corporation
3.57%, 04/15/19†	3,300,000	932,250
Chevron Corporation
1.34%, 11/09/17	900,000	898,231
1.79%, 11/16/18	420,000	416,372
CHS/Community Health Systems, Inc.
5.13%, 08/15/18	200,000	202,000
CIT Group, Inc.
5.00%, 05/15/17Δ	175,000	180,688
4.25%, 08/15/17Δ	2,250,000	2,306,250
5.25%, 03/15/18	920,000	952,200
5.50%, 02/15/19 144A	100,000	104,750
Citigroup, Inc.
1.55%, 08/14/17	1,300,000	1,295,533
1.80%, 02/05/18	2,030,000	2,023,256
1.20%, 07/30/18†	3,200,000	3,200,518
2.05%, 12/07/18	450,000	447,938
Citizens Bank NA
1.60%, 12/04/17Δ	900,000	892,027
2.30%, 12/03/18Δ	350,000	349,831
CNH Industrial Capital LLC
3.88%, 07/16/18	530,000	514,100
4.38%, 11/06/20Δ	240,000	226,800
Coca-Cola Co.
0.88%, 10/27/17Δ	298,000	296,969
Compass Bank
1.85%, 09/29/17	500,000	495,936
ConAgra Foods, Inc.
1.30%, 01/25/16	240,000	240,038
ConocoPhillips Co.
1.26%, 05/15/22†	1,600,000	1,578,690
Continental Airlines 2009-2 Class B Pass-Through Trust
9.25%, 11/10/18	374,089	400,743
Continental Airlines 2010-1 Class B Pass-Through Trust
6.00%, 07/12/20	352,398	368,256
Crown Castle Towers LLC
3.22%, 05/15/42 144A	1,500,000	1,481,865

76	See Notes to Financial Statements.

	Par	Value
CVS Health Corporation
1.90%, 07/20/18	$550,000	$550,011
2.80%, 07/20/20	500,000	502,769
D.R. Horton, Inc.
3.63%, 02/15/18Δ	700,000	711,375
3.75%, 03/01/19	109,000	109,000
4.00%, 02/15/20Δ	400,000	404,280
Daimler Finance North America LLC
1.25%, 01/11/16 144A	530,000	530,023
1.13%, 03/10/17 144A	300,000	297,776
1.38%, 08/01/17 144AΔ	660,000	654,183
1.65%, 03/02/18 144A	750,000	741,252
2.00%, 08/03/18 144A	3,000,000	2,981,109
DISH DBS Corporation
7.13%, 02/01/16	2,800,000	2,810,500
4.25%, 04/01/18	700,000	703,500
DTE Energy Co.
2.40%, 12/01/19Δ	100,000	99,668
El Paso Natural Gas Co. LLC
5.95%, 04/15/17Δ	1,500,000	1,517,580
Eli Lilly & Co.
1.25%, 03/01/18Δ	410,000	409,120
ERAC USA Finance LLC
1.40%, 04/15/16 144A	180,000	179,926
Express Scripts Holding Co.
1.25%, 06/02/17Δ	380,000	377,598
Federal Express Corporation 2012 Pass-Through Trust
2.63%, 01/15/18 144A	254,720	255,941
Fidelity National Information Services, Inc.
2.00%, 04/15/18	340,000	334,483
Fifth Third Bancorp
5.45%, 01/15/17	250,000	259,238
Ford Motor Credit Co., LLC
3.98%, 06/15/16	1,000,000	1,011,212
8.00%, 12/15/16	1,820,000	1,924,845
3.00%, 06/12/17	560,000	565,642
2.15%, 01/09/18	700,000	697,751
1.33%, 03/12/19†	4,460,000	4,369,368
Freeport-McMoRan, Inc.
2.15%, 03/01/17	210,000	193,200
2.30%, 11/14/17Δ	840,000	719,250
Freeport-McMoran Oil & Gas LLC
6.63%, 05/01/21Δ	400,000	245,000
General Motors Co.
3.50%, 10/02/18	953,000	964,951
General Motors Financial Co., Inc.
2.63%, 07/10/17Δ	250,000	250,855
4.75%, 08/15/17	4,000,000	4,147,372
3.00%, 09/25/17Δ	600,000	602,551
2.40%, 04/10/18	1,300,000	1,294,326
3.10%, 01/15/19	175,000	174,871
3.70%, 11/24/20Δ	245,000	245,931
Gilead Sciences, Inc.
1.85%, 09/04/18	220,000	221,043
Glencore Funding LLC
1.68%, 01/15/19 144A†	1,200,000	993,535
Goldman Sachs Group, Inc.
5.35%, 01/15/16	761,000	761,801
3.63%, 02/07/16	2,874,000	2,881,349
5.75%, 10/01/16	135,000	139,256

	Par	Value
1.46%, 11/15/18†	$580,000	$582,761
1.48%, 04/23/20†	600,000	601,510
2.75%, 09/15/20Δ	210,000	210,092
2.01%, 11/29/23†	6,100,000	6,165,367
HCA, Inc.
3.75%, 03/15/19Δ	2,350,000	2,373,500
Hess Corporation
1.30%, 06/15/17	310,000	303,442
Hewlett Packard Enterprise Co.
2.45%, 10/05/17 144A	1,040,000	1,039,560
2.85%, 10/05/18 144A	2,400,000	2,400,235
HSBC Finance Corporation
0.84%, 06/01/16†	400,000	399,325
HSBC USA, Inc.
1.70%, 03/05/18	710,000	706,260
2.00%, 08/07/18Δ	1,500,000	1,500,192
1.47%, 09/24/18†	800,000	801,183
0.97%, 11/13/19†	2,000,000	1,971,984
Huntington National Bank
1.30%, 11/20/16	500,000	499,774
0.75%, 04/24/17†	250,000	248,828
1.38%, 04/24/17	290,000	288,342
2.20%, 11/06/18	300,000	299,375
Hyundai Capital America
3.75%, 04/06/16 144A	190,000	191,048
1.45%, 02/06/17 144A	800,000	796,479
2.40%, 10/30/18 144A	240,000	239,256
IAC/InterActiveCorp
4.88%, 11/30/18	300,000	301,875
International Business Machines Corporation
1.13%, 02/06/18	450,000	447,124
International Lease Finance Corporation
5.75%, 05/15/16	1,000,000	1,015,000
6.75%, 09/01/16 144A	1,365,000	1,404,244
3.88%, 04/15/18	795,000	802,950
Interpublic Group of Cos., Inc.
2.25%, 11/15/17	283,000	282,131
J.B. Hunt Transport Services, Inc.
2.40%, 03/15/19Δ	620,000	624,359
Jabil Circuit, Inc.
7.75%, 07/15/16	295,000	303,112
Jackson National Life Global Funding
1.25%, 02/21/17 144AΔ	600,000	598,527
John Deere Capital Corporation
1.35%, 01/16/18Δ	400,000	398,511
Johnson Controls, Inc.
1.40%, 11/02/17	130,000	128,706
JPMorgan Chase & Co.
0.81%, 11/18/16†	1,300,000	1,299,589
1.22%, 01/25/18†	610,000	611,563
1.70%, 03/01/18	1,500,000	1,492,726
1.63%, 05/15/18Δ	979,000	971,736
2.35%, 01/28/19	1,050,000	1,054,454
1.53%, 10/29/20†	5,900,000	5,964,410
Kansas City Southern
1.02%, 10/28/16 144A†	1,000,000	988,094
KeyBank NA
1.70%, 06/01/18	900,000	894,013
Kinder Morgan, Inc.
7.00%, 06/15/17	100,000	103,048

See Notes to Financial Statements.	77

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
2.00%, 12/01/17Δ	$210,000	$202,427
3.05%, 12/01/19Δ	210,000	194,533
4.30%, 06/01/25Δ	100,000	86,562
Kinder Morgan Energy Partners LP
5.80%, 03/01/21Δ	100,000	99,651
5.00%, 10/01/21	200,000	189,007
Kinder Morgan Finance Co. LLC
6.00%, 01/15/18 144A	2,300,000	2,320,095
Kraft Heinz Foods Co.
1.60%, 06/30/17 144A	850,000	847,847
2.00%, 07/02/18 144A	1,830,000	1,822,462
Kroger Co.
2.20%, 01/15/17	500,000	504,661
L-3 Communications Corporation
1.50%, 05/28/17	300,000	296,385
Lehman Escrow Bonds
0.00%, 12/28/17+Ω†#	2,600,000	—
0.00%, 12/31/99Ω†#@	600,000	45,000
Lennar Corporation
4.50%, 06/15/19	1,500,000	1,525,312
Liberty Property LP
6.63%, 10/01/17	375,000	402,603
Lockheed Martin Corporation
1.85%, 11/23/18	200,000	199,786
Manufacturers & Traders Trust Co.
1.25%, 01/30/17Δ	700,000	699,467
1.40%, 07/25/17	780,000	776,598
Marathon Oil Corporation
6.00%, 10/01/17	1,000,000	1,019,744
Marathon Petroleum Corporation
2.70%, 12/14/18Δ	670,000	662,989
Masco Corporation
6.13%, 10/03/16	500,000	516,240
McGraw Hill Financial, Inc.
2.50%, 08/15/18 144A	270,000	271,856
3.30%, 08/14/20	800,000	807,678
McKesson Corporation
1.29%, 03/10/17	300,000	299,244
Medtronic, Inc.
1.50%, 03/15/18	270,000	269,931
2.50%, 03/15/20	1,700,000	1,713,080
Metropolitan Life Global Funding I
1.95%, 12/03/18 144AΔ	670,000	668,651
Morgan Stanley
5.75%, 10/18/16	5,400,000	5,586,165
4.75%, 03/22/17	1,015,000	1,051,667
6.63%, 04/01/18	510,000	559,524
1.06%, 07/23/19†	940,000	932,548
2.38%, 07/23/19	1,073,000	1,069,404
1.46%, 01/27/20†	1,350,000	1,354,208
Motorola Solutions, Inc.
3.50%, 09/01/21Δ	1,900,000	1,789,519
Nabors Industries, Inc.
2.35%, 09/15/16	1,100,000	1,094,721
National Oilwell Varco, Inc.
1.35%, 12/01/17	660,000	645,991
NBCUniversal Enterprise, Inc.
1.01%, 04/15/18 144A†Δ	355,000	354,606

	Par	Value
New York Life Global Funding
1.55%, 11/02/18 144A	$710,000	$704,507
Newell Rubbermaid, Inc.
2.15%, 10/15/18	240,000	232,418
Nissan Motor Acceptance Corporation
1.00%, 03/15/16 144A	910,000	910,144
1.95%, 09/12/17 144AΔ	520,000	521,067
Northwest Airlines 2002-1 Class G-2 Pass-Through Trust
6.26%, 05/20/23	117,880	122,955
Occidental Petroleum Corporation
2.50%, 02/01/16Δ	5,000,000	5,004,235
Omnicom Group, Inc.
5.90%, 04/15/16	285,000	288,660
PACCAR Financial Corporation
0.75%, 05/16/16	270,000	269,835
1.10%, 06/06/17Δ	250,000	248,787
1.05%, 12/06/18†	250,000	250,669
Pennsylvania Electric Co.
5.20%, 04/01/20Δ	500,000	533,534
Penske Truck Leasing Co. LP
2.50%, 03/15/16 144A	1,650,000	1,652,934
2.50%, 06/15/19 144A	190,000	187,050
3.20%, 07/15/20 144A	1,000,000	990,999
Phillips 66
2.95%, 05/01/17	210,000	212,923
Pioneer Natural Resources Co.
6.65%, 03/15/17	900,000	929,482
6.88%, 05/01/18	400,000	425,170
Plains All American Pipeline LP
2.60%, 12/15/19	900,000	798,842
Prudential Financial, Inc.
1.14%, 08/15/18†	500,000	500,129
QUALCOMM, Inc.
3.00%, 05/20/22Δ	1,200,000	1,189,000
Reliance Standard Life Global Funding II
2.15%, 10/15/18 144A	490,000	487,301
Samsung Electronics America, Inc.
1.75%, 04/10/17 144A	1,150,000	1,147,746
Santander Bank NA
2.00%, 01/12/18	600,000	595,880
Schlumberger Holdings Corporation
2.35%, 12/21/18 144A	675,000	670,619
Scripps Networks Interactive, Inc.
3.50%, 06/15/22Δ	900,000	867,180
Southern California Edison Co.
1.85%, 02/01/22	1,392,857	1,380,587
Southern Power Co.
1.85%, 12/01/17	190,000	190,006
Southwestern Energy Co.
4.05%, 01/23/20Δ	200,000	145,250
Sprint Communications, Inc.
9.00%, 11/15/18 144AΔ	1,350,000	1,424,250
St. Jude Medical, Inc.
2.00%, 09/15/18	1,245,000	1,243,501
Stanley Black & Decker, Inc.
2.45%, 11/17/18	530,000	532,434

78	See Notes to Financial Statements.

	Par	Value
SunTrust Bank
5.20%, 01/17/17	$890,000	$919,766
Synchrony Financial
1.88%, 08/15/17	750,000	746,856
2.60%, 01/15/19	685,000	683,032
3.00%, 08/15/19	390,000	389,789
1.53%, 02/03/20†	250,000	246,291
1.56%, 02/03/20†	700,000	689,616
Thermo Fisher Scientific, Inc.
2.15%, 12/14/18	200,000	199,991
3.30%, 02/15/22Δ	1,900,000	1,897,935
TIAA Asset Management Finance Co. LLC
2.95%, 11/01/19 144A	1,400,000	1,404,050
T-Mobile USA, Inc.
5.25%, 09/01/18	600,000	613,620
Toyota Motor Credit Corporation
1.45%, 01/12/18	630,000	628,989
1.55%, 07/13/18Δ	880,000	878,245
United Airlines 2009-1 Pass-Through Trust
10.40%, 05/01/18Δ	202,866	215,320
United Airlines 2009-2A Pass-Through Trust
9.75%, 07/15/18	362,820	383,229
UnitedHealth Group, Inc.
1.45%, 07/17/17	370,000	370,094
1.90%, 07/16/18	420,000	421,419
US Airways 2011-1 Class B Pass-Through Trust
9.75%, 04/22/20	741,382	829,421
US Airways 2012-1 Class B Pass-Through Trust
8.00%, 04/01/21Δ	292,154	315,891
Ventas Realty LP
1.55%, 09/26/16	414,000	414,360
1.25%, 04/17/17	230,000	228,376
Verizon Communications, Inc.
1.35%, 06/09/17	840,000	837,869
2.25%, 09/14/18†Δ	570,000	584,024
1.30%, 06/17/19†	5,900,000	5,864,919
2.55%, 06/17/19Δ	600,000	608,060
2.63%, 02/21/20	1,125,000	1,130,010
Vesey Street Investment Trust I
4.40%, 09/01/16 STEP	700,000	713,771
Volkswagen Group of America Finance LLC
1.25%, 05/23/17 144A	1,060,000	1,035,010
1.60%, 11/20/17 144A	470,000	456,551
1.65%, 05/22/18 144A	619,000	594,338
Walgreens Boots Alliance, Inc.
1.75%, 11/17/17	230,000	229,656
WEA Finance LLC
1.75%, 09/15/17 144A	220,000	218,203
2.70%, 09/17/19 144A	260,000	258,084
Welltower, Inc. REIT
3.63%, 03/15/16	400,000	401,758
6.20%, 06/01/16	1,546,000	1,576,166
Whirlpool Corporation
1.65%, 11/01/17	340,000	338,395
Wm. Wrigley Jr. Co.
1.40%, 10/21/16 144A	200,000	199,833
2.00%, 10/20/17 144A	200,000	200,412

	Par	Value
WPX Energy, Inc.
5.25%, 01/15/17Δ	$780,000	$733,200
Wyndham Worldwide Corporation
2.95%, 03/01/17	1,000,000	1,006,345
Zimmer Biomet Holdings, Inc.
2.00%, 04/01/18	820,000	815,391
2.70%, 04/01/20	190,000	187,798
Zoetis, Inc.
3.45%, 11/13/20Δ	300,000	300,677

Total Corporate Bonds (Cost $249,853,356)		245,784,366

FOREIGN BONDS — 13.0%
Australia — 1.1%
Asciano Finance, Ltd.
5.00%, 04/07/18 144A@	1,500,000	1,545,205
Australia & New Zealand Banking Group, Ltd.
2.00%, 11/16/18	1,280,000	1,278,309
Commonwealth Bank of Australia
1.75%, 11/02/18Δ	610,000	605,574
Macquarie Bank, Ltd.
5.00%, 02/22/17 144AΔ	250,000	258,635
0.95%, 10/27/17 144A†	480,000	477,969
1.60%, 10/27/17 144AΔ	860,000	854,106
Macquarie Group, Ltd.
1.33%, 01/31/17 144A†	1,240,000	1,241,972
4.88%, 08/10/17 144A	355,000	367,563
National Australia Bank, Ltd.
1.30%, 06/30/17 144A	390,000	388,467
Perpetual Trustee- Apollo
3.94%, 10/03/40(A)	404,816	296,500
Virgin Australia 2013-1A Trust
5.00%, 04/23/25 144A	514,363	532,366
Westpac Banking Corporation
1.95%, 11/23/18	1,270,000	1,268,305

		9,114,971

Bermuda — 0.2%
Aircastle, Ltd.
6.75%, 04/15/17Δ	1,546,000	1,616,544

Brazil — 0.1%
Banco Santander Brasil SA
4.63%, 02/13/17 144A	1,000,000	1,013,500

Canada — 0.7%
Bell Canada
1.33%, 04/22/16(C)†	1,150,000	830,889
Canadian Natural Resources, Ltd.
1.75%, 01/15/18	480,000	467,090
Glencore Finance Canada, Ltd.
2.70%, 10/25/17 144AΔ	1,031,000	943,767
Rogers Communications, Inc.
1.44%, 03/13/17(C)†	550,000	396,320
Royal Bank of Canada
1.20%, 09/19/17	1,885,000	1,876,090
Shaw Communications, Inc.
1.52%, 02/01/16(C)†	1,000,000	722,733
Thomson Reuters Corporation
1.65%, 09/29/17	640,000	636,984

See Notes to Financial Statements.	79

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
TransAlta Corporation
1.90%, 06/03/17	$112,000	$108,811

		5,982,684

Cayman Islands — 0.2%
Alibaba Group Holding, Ltd.
1.63%, 11/28/17 144A	400,000	395,346
Baidu, Inc.
2.25%, 11/28/17	440,000	440,600
Hutchison Whampoa International, (12) (II), Ltd.
2.00%, 11/08/17 144A	370,000	370,507
Seagate HDD Cayman
3.75%, 11/15/18	200,000	198,527
3.75%, 11/15/18 144A	660,000	655,050

		2,060,030

Chile — 0.3%
Banco Santander Chile
1.92%, 01/19/16 144A†	2,500,000	2,498,750
Corpbanca SA
3.88%, 09/22/19 144A	500,000	496,528

		2,995,278

Denmark — 0.1%
AP Moeller - Maersk A/S
2.55%, 09/22/19 144A	670,000	663,640

France — 1.5%
BPCE SA
1.63%, 02/10/17	440,000	439,322
Credit Agricole SA
1.12%, 04/15/19 144A†	1,260,000	1,253,834
1.46%, 06/10/20 144A†	1,400,000	1,400,496
Dexia Credit Local SA
0.72%, 01/11/17†	9,800,000	9,796,893

		12,890,545

Germany — 0.1%
FMS Wertmanagement
1.13%, 09/05/17	1,100,000	1,098,293

Guernsey — 0.1%
Credit Suisse Group Funding Guernsey, Ltd.
3.80%, 09/15/22 144A	450,000	450,304

Iceland — 0.1%
Iceland Government International Bond
4.88%, 06/16/16	627,000	637,979

Ireland — 0.1%
AerCap Ireland Capital, Ltd.
2.75%, 05/15/17	700,000	697,375

Italy — 0.5%
Intesa Sanpaolo SpA
1.70%, 04/11/16†	3,300,000	3,302,511
Italy Government International Bond
5.25%, 09/20/16	741,000	761,241

		4,063,752

Japan — 0.6%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
1.20%, 03/10/17 144A	620,000	616,215

	Par	Value
1.45%, 09/08/17 144A	$750,000	$745,382
1.52%, 09/14/18 144A†	800,000	802,635
Japan Finance Organization for Municipalities
1.50%, 09/12/17	200,000	199,561
Mitsubishi UFJ Trust & Banking Corporation
1.60%, 10/16/17 144A	500,000	496,851
2.65%, 10/19/20 144A	700,000	700,059
Mizuho Bank, Ltd.
1.30%, 04/16/17 144A	490,000	487,746
1.05%, 09/25/17 144A†	300,000	298,197
1.70%, 09/25/17 144A	1,110,000	1,104,994

		5,451,640

Luxembourg — 0.1%
Pentair Finance SA
2.90%, 09/15/18Δ	720,000	717,238

Mexico — 0.5%
Mexico Cetes
3.22%, 03/10/16 IO(M)Ω	545,000,000	3,142,877
Petroleos Mexicanos
5.50%, 01/21/21	1,400,000	1,415,680

		4,558,557

Netherlands — 1.3%
ABN AMRO Bank NV
1.12%, 10/28/16 144A†	600,000	601,740
EDP Finance BV
6.00%, 02/02/18 144A	800,000	842,498
ING Bank NV
1.80%, 03/16/18 144AΔ	645,000	643,367
2.00%, 11/26/18 144A	1,260,000	1,255,696
1.30%, 10/01/19 144A†Δ	250,000	248,865
LeasePlan Corporation NV
2.88%, 01/22/19 144A	2,500,000	2,469,595
Petrobras Global Finance BV
3.88%, 01/27/16	1,900,000	1,894,775
1.99%, 05/20/16†	300,000	293,250
2.89%, 03/17/17†Δ	1,300,000	1,194,375
Shell International Finance BV
1.25%, 11/10/17Δ	560,000	557,354
0.92%, 11/10/18†	680,000	679,155
1.63%, 11/10/18	540,000	537,393

		11,218,063

New Zealand — 0.3%
ANZ New Zealand International, Ltd.
1.40%, 04/27/17 144A	660,000	659,428
BNZ International Funding, Ltd.
1.90%, 02/26/18 144A	2,000,000	1,992,012

		2,651,440

Norway — 0.0%
Eksportfinans ASA
2.38%, 05/25/16Δ	300,000	300,398

Panama — 0.0%
Carnival Corporation
1.20%, 02/05/16	310,000	310,103

Singapore — 0.0%
DBS Group Holdings, Ltd.
0.82%, 07/16/19 144A†	400,000	400,165

80	See Notes to Financial Statements.

	Par	Value
South Korea — 2.8%
Export-Import Bank of Korea
1.38%, 09/17/16†	$800,000	$801,223
5.38%, 10/04/16 144A	1,300,000	1,339,303
Hyundai Capital Services, Inc.
4.38%, 07/27/16	1,657,000	1,680,534
4.38%, 07/27/16 144A	2,900,000	2,941,189
Industrial Bank of Korea
2.38%, 07/17/17	2,000,000	2,014,014
KEB Hana Bank
4.00%, 11/03/16	1,500,000	1,529,690
3.50%, 10/25/17Δ	800,000	816,640
Korea Development Bank
3.88%, 05/04/17Δ	4,800,000	4,926,504
Korea Land & Housing Corporation
1.88%, 08/02/17 144A	2,000,000	1,996,894
Korea Western Power Co., Ltd.
2.88%, 10/10/18	3,000,000	3,046,776
KT Corporation
1.75%, 04/22/17 144A	2,000,000	1,995,290
2.63%, 04/22/19@	800,000	803,559

		23,891,616

Spain — 0.2%
Instituto de Credito Oficial
1.13%, 04/01/16 144A	1,300,000	1,300,831

Switzerland — 0.6%
Credit Suisse AG
1.38%, 05/26/17	1,480,000	1,473,310
1.75%, 01/29/18	500,000	498,746
2.30%, 05/28/19	335,000	335,288
3.63%, 09/09/24	500,000	504,492
UBS AG
1.80%, 03/26/18Δ	2,200,000	2,197,030

		5,008,866

United Kingdom — 1.1%
Abbey National Treasury Services PLC
1.65%, 09/29/17	1,150,000	1,151,534
Anglo American Capital PLC
1.27%, 04/15/16 144A†	300,000	297,085
Barclays Bank PLC
0.94%, 02/17/17†	890,000	889,743
Barclays PLC
2.00%, 03/16/18	1,350,000	1,345,640
BP Capital Markets PLC
3.47%, 06/01/16(E)	700,000	770,901
HSBC Bank PLC
1.00%, 05/15/18 144A†	1,190,000	1,186,113
Jaguar Land Rover Automotive PLC
4.13%, 12/15/18 144A	700,000	706,125
Nationwide Building Society
2.35%, 01/21/20 144AΔ	800,000	795,382
Standard Chartered PLC
1.50%, 09/08/17 144A	1,320,000	1,312,740
Yorkshire Building Society
2.13%, 03/18/19(E)	900,000	1,016,158

		9,471,421

	Par	Value
Virgin Islands (British) — 0.4%
Sinopec Group Overseas Development 2014, Ltd.
1.10%, 04/10/17 144A†	$3,000,000	$2,996,319
TSMC Global, Ltd.
1.63%, 04/03/18 144A	370,000	362,844

		3,359,163

Total Foreign Bonds (Cost $112,903,405)		111,924,396

LOAN AGREEMENTS — 0.1%
Activision Blizzard, Inc. Term B Loan
3.25%, 10/11/20
(Cost $642,654)	635,375	633,558

MORTGAGE-BACKED SECURITIES — 15.9%
American Home Mortgage Investment Trust Series 2004-3
2.31%, 10/25/34†	255,609	255,084
American Home Mortgage Assets Trust Series 2006-5
1.18%, 11/25/46†	845,999	429,271
American Homes 4 Rent Series 2014-SFR1
1.25%, 06/17/31†	535,272	523,694
1.35%, 06/17/31†	1,313,850	1,285,430
Arran Residential Mortgages Funding PLC Series 2011-1A
1.82%, 11/19/47 144A†	221,374	221,625
Banc of America Commercial Mortgage Trust Series 2006-4
5.62%, 07/10/46†	287,749	290,264
Banc of America Commercial Mortgage Trust Series 2007-4
5.81%, 02/10/51†	1,290,000	1,348,346
Banc of America Commercial Mortgage Trust Series 2007-5
5.49%, 02/10/51	1,818,365	1,883,366
Banc of America Funding Trust Series 2006-J
3.01%, 01/20/47†	408,271	343,274
Banc of America Mortgage Trust Series 2003-L
2.71%, 01/25/34†	181,783	177,844
Banc of America Mortgage Trust Series 2004-2
6.50%, 10/25/31	50,194	52,656
Banc of America Mortgage Trust Series 2004-I
2.84%, 10/25/34†	294,713	292,152
BBCMS Trust Series 2015-RRI
1.48%, 05/15/32 144A†	2,200,000	2,181,303

See Notes to Financial Statements.	81

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-8
2.87%, 01/25/34†	$223,958	$223,857
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-5
3.14%, 07/25/34†	309,314	309,540
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-7
2.82%, 10/25/34†	34,878	34,558
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-2
2.68%, 03/25/35†	470,952	471,888
Bear Stearns ALT-A Trust Series 2004-13
1.16%, 11/25/34†	165,644	163,204
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW11
5.51%, 03/11/39†	495,067	494,571
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW15
5.32%, 02/11/44	1,002,592	1,032,420
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW17
5.69%, 06/11/50†	1,843,390	1,922,596
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW18
6.08%, 06/11/50†	1,055,000	1,121,588
Bear Stearns Commercial Mortgage Securities Trust Series 2007-T26
5.51%, 01/12/45†	845,000	872,623
BLCP Hotel Trust Series 2014-CLRN
1.28%, 08/15/29 144A†	1,920,448	1,886,711
CD Commercial Mortgage Trust Series 2007-CD4
5.37%, 12/11/49†	395,000	403,163
CDGJ Commercial Mortgage Trust Series 2014-BXCH
1.73%, 12/15/27 144A†	790,000	785,045
CGBAM Commercial Mortgage Trust Series 2015-SMRT
3.21%, 04/10/28 144A	850,000	854,818
Citigroup Commercial Mortgage Trust Series 2013-SMP
2.11%, 01/12/30 144A	1,252,836	1,254,521
Citigroup Commercial Mortgage Trust Series 2015-SSHP
3.38%, 09/15/17 144A†	1,185,000	1,160,941
COBALT Commercial Mortgage Trust Series 2007-C3
5.77%, 05/15/46†	1,040,000	1,091,717

	Par	Value
COMM Mortgage Trust Series 2006-C8
5.31%, 12/10/46	$1,072,275	$1,091,378
COMM Mortgage Trust Series 2012-CR2
1.83%, 08/15/45 IOΩ†	1,955,164	163,721
COMM Mortgage Trust Series 2013-CR7
1.50%, 03/10/46 IOΩ†	5,584,831	379,081
COMM Mortgage Trust Series 2013-CR11
1.17%, 10/10/46 IOΩ†	5,926,110	372,144
COMM Mortgage Trust Series 2013-CR12
2.90%, 10/10/46	2,055,000	2,089,364
COMM Mortgage Trust Series 2013-SFS
1.87%, 04/12/35 144A	593,097	578,778
COMM Mortgage Trust Series 2014-FL5
2.48%, 10/15/31 144A†	670,000	665,055
COMM Mortgage Trust Series 2014-KYO
1.20%, 06/11/27 144A†	3,400,000	3,360,547
COMM Mortgage Trust Series 2015-LC21
0.89%, 07/10/48 IOΩ†	6,861,878	356,046
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-29
0.96%, 02/25/35†	142,113	134,327
Credit Suisse Commercial Mortgage Trust Series 2006-C1
5.46%, 02/15/39†	469,203	468,792
Credit Suisse Commercial Mortgage Trust Series 2007-C5
5.62%, 09/15/40†	196,844	200,346
Credit Suisse Commercial Mortgage Trust Series 2008-C1
6.07%, 02/15/41†	85,218	85,446
Crusade Global Trust Series 2006-2
0.42%, 11/15/37†	1,045,486	1,041,720
CSMC Trust Series 2013-IVR2
1.55%, 04/25/43 144A†	1,022,538	958,502
DBRR Trust Series 2011-C32
5.71%, 06/17/49 144A†	1,805,000	1,864,131
Del Coronado Trust Series 2013-HDC
1.13%, 03/15/26 144A†	530,000	527,270
Deutsche Alt-B Securities Mortgage Loan Trust Series 2006-AB4
5.87%, 10/25/36 STEP	359,070	297,008
5.89%, 10/25/36 STEP	359,070	297,222
Eurosail-UK PLC Series 2007-4X
0.89%, 06/13/45(U)†	413,856	606,200
Fannie Mae Connecticut Avenue Securities Series 2013-C01
2.42%, 10/25/23†	741,757	747,140

82	See Notes to Financial Statements.

	Par	Value
Fannie Mae Connecticut Avenue Securities Series 2014-C01
2.02%, 01/25/24†	$831,043	$832,320
Fannie Mae Connecticut Avenue Securities Series 2014-C02
1.37%, 05/25/24†	1,118,357	1,107,996
Fannie Mae Connecticut Avenue Securities Series 2014-C03
1.62%, 07/25/24†	1,583,964	1,578,217
Fannie Mae Grantor Trust Series 2002-T6
3.31%, 02/25/32	33,460	33,855
FDIC Guaranteed Notes Trust Series 2010-S1
3.25%, 04/25/38 144A	323,198	330,189
0.98%, 02/25/48 144A†	87,102	87,120
FDIC Guaranteed Notes Trust Series 2010-S4
1.15%, 12/04/20 144A†	1,454,011	1,463,659
FDIC Trust Series 2010-R1
2.18%, 05/25/50 144A	507,872	504,126
Federal Home Loan Mortgage Corporation
5.00%, 01/01/19	75,796	79,651
5.00%, 02/01/19	94,688	99,476
5.00%, 12/01/19	189,781	199,770
5.50%, 05/01/22	596,796	630,835
2.61%, 07/01/27†	10,255	10,873
3.00%, 01/01/31 TBA	4,100,000	4,224,942
2.62%, 11/01/31†	46,989	49,638
2.50%, 04/01/32†	7,013	7,391
2.28%, 06/01/33†	694,919	732,766
2.61%, 10/01/34†	174,061	185,074
2.50%, 08/01/35†	617,500	654,952
2.09%, 09/01/35†	351,337	370,331
2.40%, 10/01/35†	532,116	559,745
2.14%, 04/01/36†	552,998	583,382
Federal Home Loan Mortgage Corporation REMIC Series 3710
4.00%, 08/15/25 STEP	302,153	321,369
Federal Home Loan Mortgage Corporation REMIC Series 3959
4.50%, 11/15/41	749,008	810,637
Federal Home Loan Mortgage Corporation REMIC Series 3986
4.50%, 09/15/41	762,032	820,417
Federal Home Loan Mortgage Corporation REMIC Series 4286
4.00%, 12/15/43	513,870	548,794
Federal Home Loan Mortgage Corporation REMIC Series 4390
3.50%, 06/15/50	734,985	762,692
Federal National Mortgage Association
5.00%, 07/01/19	41,792	43,556
5.00%, 05/01/21	344,489	361,597
5.00%, 11/01/21	148,143	155,229

	Par	Value
2.25%, 12/01/24 CONV†	$13,920	$14,269
9.00%, 05/01/25	3,588	3,616
9.00%, 07/01/25	6,824	6,871
3.00%, 01/01/26 TBA	765,000	788,059
3.50%, 01/01/26 TBA	5,775,000	6,047,736
4.50%, 01/01/26 TBA	510,000	527,006
3.00%, 02/01/26 TBA	100,000	102,852
2.50%, 12/01/27	2,253,975	2,283,801
2.51%, 09/01/31†	65,898	68,792
1.57%, 08/01/32†	580,205	604,886
2.34%, 12/01/32†	461,852	491,287
2.07%, 04/01/33†	129,619	136,996
2.15%, 06/01/33†	87,919	92,649
2.66%, 06/01/33†	56,489	59,874
2.67%, 10/01/33†	205,776	217,483
2.55%, 12/01/33†	78,123	81,955
2.70%, 03/01/34†	88,912	89,912
2.17%, 09/01/34†	303,521	320,376
2.08%, 10/01/34†	167,212	174,745
2.26%, 10/01/34†	204,699	215,743
2.28%, 02/01/35†	249,658	264,432
2.48%, 09/01/35†	473,340	500,856
2.32%, 12/01/35†	14,217	14,898
4.00%, 01/01/40 TBA	1,445,000	1,506,638
1.44%, 08/01/42†	404,514	413,978
3.60%, 09/01/42†	1,234,716	1,286,906
1.44%, 07/01/44†	274,386	281,029
1.44%, 10/01/44†	208,193	213,153
2.73%, 06/01/45†	1,977,786	1,998,929
Federal National Mortgage Association REMIC Series 2004-80
4.00%, 11/25/19	47,118	48,124
Federal National Mortgage Association REMIC Series 2011-48
4.00%, 06/25/26 STEP	485,562	518,218
Federal National Mortgage Association REMIC Series 2011-87
0.97%, 09/25/41†	2,627,815	2,658,306
Federal National Mortgage Association REMIC Series 2015-M4
0.58%, 07/25/22 IOΩ†	23,727,228	684,293
FHLMC Multifamily VRD Certificates Series M012
5.50%, 08/15/51 STEP	3,000,000	3,067,500
FHLMC Structured Pass-Through Securities Series T-56
1.42%, 05/25/43†	698,192	709,739
FHLMC Structured Pass-Through Securities Series T-61
1.64%, 07/25/44†	1,005,211	1,021,506
First Horizon Alternative Mortgage Securities Trust Series 2004-AA1
2.35%, 06/25/34†	355,891	349,762
Freddie Mac Structured Agency Credit Risk Debt Notes Series 2013-DN2
1.87%, 11/25/23†	523,412	523,028

See Notes to Financial Statements.	83

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
GAHR Commercial Mortgage Trust Series 2015-NRF
1.63%, 12/15/16 144A†	$1,990,000	$1,978,871
GE Capital Commercial Mortgage Corporation Series 2007-C1
5.48%, 12/10/49†	956,998	991,187
Giovecca Mortgages S.r.l. Series 2011-1
0.55%, 04/23/48(E)†	324,167	351,261
Government National Mortgage Association
1.75%, 06/20/17†	1,796	1,811
2.00%, 06/20/21†	2,360	2,428
1.75%, 03/20/22†	134,611	138,722
1.75%, 01/20/23†	22,135	22,807
1.75%, 05/20/24†	42,847	44,182
1.88%, 07/20/25†	56,311	58,018
1.88%, 08/20/25†	14,870	15,389
1.63%, 11/20/25†	47,534	49,265
1.63%, 12/20/26†	67,301	70,000
1.88%, 07/20/27†	1,588	1,647
1.63%, 10/20/27†	26,406	27,481
8.50%, 10/15/29	23,505	24,260
8.50%, 03/15/30	714	717
8.50%, 04/15/30	4,957	5,080
8.50%, 05/15/30	62,917	66,049
1.75%, 05/20/30†	42,674	43,775
8.50%, 07/15/30	49,484	53,180
8.50%, 08/15/30	12,598	13,612
8.50%, 11/15/30	7,971	8,424
8.50%, 12/15/30	28,262	32,497
8.50%, 02/15/31	16,676	17,517
Government National Mortgage Association Series 2000-9
0.94%, 02/16/30†	76,843	77,601
Government National Mortgage Association Series 2007-30
0.70%, 05/20/37†	231,917	232,495
Granite Mortgages PLC Series 2003-3
0.33%, 01/20/44(E)†	33,337	36,239
GreenPoint Mortgage Funding Trust Series 2005-AR5
0.69%, 11/25/45†	189,103	163,317
GreenPoint Mortgage Funding Trust Series 2006-OH1
0.60%, 01/25/37†	639,101	514,220
GS Mortgage Securities Trust Series 2007-GG10
5.79%, 08/10/45†	224,071	232,996
GSR Mortgage Loan Trust Series 2004-11
2.82%, 09/25/34†	380,673	367,830
GSR Mortgage Loan Trust Series 2005-AR6
2.81%, 09/25/35†	272,712	278,619
Hilton USA Trust Series 2013-HLF
1.27%, 11/05/30 144A†	1,106,192	1,100,640

	Par	Value
Hilton USA Trust Series 2013-HLT
4.41%, 11/05/30 144A	$825,000	$821,079
4.45%, 11/05/30 144A†	975,000	970,314
Impac CMB Trust Series 2003-1
1.22%, 03/25/33†	298,246	290,838
IndyMac INDX Mortgage Loan Trust Series 2006-AR12
0.61%, 09/25/46†	723,586	588,394
IndyMac INDX Mortgage Loan Trust Series 2007-FLX3
0.49%, 06/25/37†	414,151	284,259
JP Morgan Chase Commercial Mortgage Securities Trust Series 2002-CIB5
5.50%, 10/12/37 144A	1,507,408	1,545,581
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-CB15
5.81%, 06/12/43†	2,784,526	2,806,174
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB19
5.70%, 02/12/49†	750,224	782,652
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-LD12
5.85%, 02/15/51†	1,227,959	1,285,818
JP Morgan Chase Commercial Mortgage Securities Trust Series 2011-C4
4.11%, 07/15/46 144A	1,400,000	1,452,291
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-FL6
1.73%, 11/15/31 144A†	845,000	838,743
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-CSMO
1.58%, 01/15/32 144A†	1,090,000	1,084,219
JP Morgan Mortgage Trust Series 2005-A1
2.71%, 02/25/35†	82,525	82,315
JP Morgan Mortgage Trust Series 2013-1
2.50%, 03/25/43 144A†	387,681	384,126
Lanark Master Issuer PLC Series 2012-2A
1.78%, 12/22/54 144A†	543,283	543,826
LB-UBS Commercial Mortgage Trust Series 2007-C1
5.42%, 02/15/40	1,151,419	1,177,808
LB-UBS Commercial Mortgage Trust Series 2007-C6
6.11%, 07/15/40†	1,645,000	1,717,976
LB-UBS Commercial Mortgage Trust Series 2007-C7
6.16%, 09/15/45†	2,130,000	2,279,377
Luminent Mortgage Trust Series 2006-7
0.39%, 12/25/36†	713,206	573,869

84	See Notes to Financial Statements.

	Par	Value
MASTR Adjustable Rate Mortgages Trust Series 2003-6
2.74%, 12/25/33†	$232,378	$229,858
Merrill Lynch Mortgage Investors Trust Series 2004-1
2.24%, 12/25/34†	395,271	396,242
Merrill Lynch Mortgage Investors Trust Series 2006-1
2.18%, 02/25/36†	448,671	443,333
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4
5.20%, 12/12/49	915,000	939,043
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C13
1.20%, 11/15/46 IOΩ†	4,882,775	309,237
Morgan Stanley Capital I Trust Series 2007-HQ11
5.48%, 02/12/44†	1,655,000	1,704,818
Morgan Stanley Capital I Trust Series 2007-IQ13
5.41%, 03/15/44	1,090,000	1,118,843
National RMBS Trust Series 2012-2
3.17%, 06/20/44(A)†	306,084	225,608
NCUA Guaranteed Notes Trust Series 2010-R1
1.84%, 10/07/20	7,299	7,302
NCUA Guaranteed Notes Trust Series 2010-R3
0.83%, 12/08/20†	2,555,585	2,572,776
NCUA Guaranteed Notes Trust Series 2011-C1
0.95%, 03/09/21 STEP†	1,334,514	1,327,786
RALI Trust Series 2003-QS1
0.82%, 01/25/33†	1,640	1,637
RCMC LLC Series 2012-CRE1
5.62%, 11/15/44 144A	177,900	179,851
RFMSI Trust Series 2003-S9
6.50%, 03/25/32	13,672	14,161
Rochester Financing No. 1 PLC Series 1
2.03%, 07/16/46 STEP(U)†	331,571	489,411
Selkirk No. 1, Ltd. Series 1
1.33%, 02/20/41 144A	798,824	794,992
Sequoia Mortgage Trust Series 2012-1
2.87%, 01/25/42†	415,741	416,951
Sequoia Mortgage Trust Series 2012-2
3.50%, 04/25/42†	224,609	226,235
Sequoia Mortgage Trust Series 2013-1
1.45%, 02/25/43†	547,712	529,022
Sequoia Mortgage Trust Series 2013-4
1.55%, 04/25/43†	655,808	634,759

	Par	Value
Springleaf Mortgage Loan Trust Series 2013-1A
1.27%, 06/25/58 144A†	$502,567	$497,292
Springleaf Mortgage Loan Trust Series 2013-2A
1.78%, 12/25/65 144A†	333,112	332,832
STRIPs, Ltd. Series 2012-1A
1.50%, 12/25/44 144A	133,732	132,448
Structured Adjustable Rate Mortgage Loan Trust Series 2004-10
2.56%, 08/25/34†	547,192	533,894
Structured Adjustable Rate Mortgage Loan Trust Series 2004-13
0.72%, 09/25/34†	123,800	106,964
Structured Asset Mortgage Investments II Trust Series 2004-AR5
2.17%, 10/19/34†	156,342	130,703
Structured Asset Mortgage Investments II Trust Series 2005-AR5
0.65%, 07/19/35†	114,083	98,645
Structured Asset Mortgage Investments II Trust Series 2005-AR8
0.70%, 02/25/36†	579,795	448,019
Talisman-6 Finance PLC Series 6
0.13%, 10/22/16(E)†	13,969	15,059
TBW Mortgage-Backed Trust Series 2007-2
6.01%, 07/25/37 STEP	368,296	274,664
TORRENS Trust Series 2013-1
3.01%, 04/12/44(A)†	1,562,699	1,136,543
UBS-Barclays Commercial Mortgage Trust Series 2012-C2
1.71%, 05/10/63 IO 144AΩ†	6,274,883	399,643
Wachovia Bank Commercial Mortgage Trust Series 2007-C32
5.71%, 06/15/49†	836,397	865,779
Washington Mutual Mortgage Pass-Through Certificates Series 2002-AR6
1.66%, 06/25/42†	16,950	16,328
Washington Mutual Mortgage Pass-Through Certificates Series 2003-AR8
2.48%, 08/25/33†	382,900	392,074
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR2
0.73%, 01/25/45†	595,368	560,701
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR5
1.24%, 06/25/46†	1,092,605	1,017,391
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR19
1.00%, 01/25/47†	594,424	479,413

See Notes to Financial Statements.	85

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Washington Mutual Mortgage Pass-Through Certificates Series 2007-HY1
2.21%, 02/25/37†	$451,151	$391,839
Washington Mutual Mortgage Pass-Through Certificates Series 2007-HY5
2.16%, 05/25/37†	512,802	419,244
Washington Mutual Mortgage Pass-Through Certificates Series 2007-HY7
2.22%, 07/25/37†	1,367,792	1,162,700
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA5
1.10%, 05/25/47 IO†	275,928	22,075
Wells Fargo Commercial Mortgage Trust Series 2010-C1
3.35%, 11/15/43 144A	954,513	979,425
Wells Fargo Commercial Mortgage Trust Series 2014-TISH
3.08%, 01/15/27 144A†	790,000	767,810
Wells Fargo Mortgage-Backed Securities Trust Series 2004-EE
2.74%, 12/25/34†	349,086	356,650
Wells Fargo Mortgage-Backed Securities Trust Series 2005-AR16
2.74%, 08/25/33†	65,431	66,478
WFRBS Commercial Mortgage Trust Series 2012-C8
2.16%, 08/15/45 IO 144AΩ†	3,541,967	296,762

Total Mortgage-Backed Securities (Cost $141,588,805)		137,188,126

MUNICIPAL BONDS — 1.3%
California Earthquake Authority, Revenue Bond
1.82%, 07/01/17	480,000	483,053
2.81%, 07/01/19	1,300,000	1,315,587
Energy Northwest, Revenue Bond
1.79%, 07/01/18	400,000	404,152
Florida Hurricane Catastrophe Fund Finance Corporation, Series A, Revenue Bond
1.30%, 07/01/16	720,000	722,225
State of Texas, General Obligation, Series C-2
0.83%, 06/01/19†	3,300,000	3,302,871
University of California, Revenue Bond, Series Y-1
0.93%, 07/01/41†	1,100,000	1,099,835
University of California, Revenue Bond, Series Y-2
0.93%, 07/01/41†	1,000,000	999,850
University of Massachusetts Building Authority, Revenue Bond, Series 4
1.31%, 11/01/17	3,000,000	3,013,140

Total Municipal Bonds (Cost $11,301,045)		11,340,713

	Number of Contracts	Value
PURCHASED OPTIONS — 0.0%
Call Options — 0.0%
10-Year U.S. Treasury Note, Strike Price $128.00, Expires 02/19/16 (UBS)	115	$26,953

Put Options — 0.0%
90-Day Euro, Strike Price $97.875, Expires 06/13/16 (UBS)	215	1,344
90-Day Euro, Strike Price $98.625, Expires 06/13/16 (UBS)	215	1,344

		2,688

Total Purchased Options (Cost $248,216)		29,641

	Par
U.S. TREASURY OBLIGATIONS — 26.9%
U.S. Treasury Bills
0.29%, 06/23/16Ω	$10,000,000	9,978,150

U.S. Treasury Inflationary Index Bond 0.13%, 04/15/20Δ	6,500,000	6,522,296

U.S. Treasury Notes
0.38%, 10/31/16Δ	1,000,000	996,914
1.00%, 10/31/16Δ	1,495,000	1,497,920
0.50%, 11/30/16	15,000,000	14,962,200
0.63%, 12/15/16	13,000,000	12,981,969
0.63%, 12/31/16	9,545,000	9,530,463
0.88%, 12/31/16Δ	10,000,000	10,007,620
0.63%, 07/31/17	7,620,000	7,578,479
0.63%, 09/30/17	13,846,000	13,751,889
0.75%, 10/31/17	62,400,000	62,074,584
0.88%, 11/15/17	6,675,000	6,652,839
0.88%, 11/30/17Δ	390,000	388,903
1.00%, 02/15/18Δ‡‡	25,575,000	25,498,071
1.13%, 06/15/18	5,000,000	4,988,965
1.00%, 08/15/18	15,380,000	15,282,675
1.00%, 09/15/18	6,170,000	6,126,736
0.88%, 10/15/18	11,565,000	11,439,184
1.25%, 12/15/18Δ	10,000,000	9,979,490
1.63%, 06/30/19	800,000	803,703

		214,542,604

Total U.S. Treasury Obligations (Cost $231,652,483)		231,043,050

	Shares
MONEY MARKET FUNDS — 7.4%
GuideStone Money Market Fund (Investor Class)¥	36,182,778	36,182,778
Northern Institutional Liquid Assets Portfolio§	27,068,175	27,068,175

Total Money Market Funds (Cost $63,250,953)		63,250,953

TOTAL INVESTMENTS —105.7% (Cost $919,858,751)		908,454,380

86	See Notes to Financial Statements.

	Number of Contracts	Value
WRITTEN OPTIONS — (0.1)%
Put Options — (0.1)%
90-Day Euro, Strike Price $98.25, Expires 06/13/16 (UBS)	(430)	$(2,687)
90-Day Euro, Strike Price $98.75, Expires 06/13/16 (UBS)	(66)	(58,575)
90-Day Euro, Strike Price $98.75, Expires 12/19/16 (UBS)	(602)	(252,087)
90-Day Euro, Strike Price $98.75, Expires 12/19/16 (UBS)	(602)	(282,188)

		(595,537)

	Notional Amount
Put Swaptions — 0.0%
3-Month LIBOR, Strike Price
1.92%, Expires
03/01/16 (CITI)	$(23,300,000)	(66,163)

Total Written Options
(Premiums received $(1,194,980))		(661,700)

Liabilities in Excess of Other Assets — (5.6)%		(47,769,166)

NET ASSETS — 100.0%		$860,023,514

Swap agreements outstanding at December 31, 2015:

Maturity Date	Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Currency	Notional Amount	Market Value	Counterparty	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate Issues — Sell Protection
12/20/20	Volvo Treasury AB, 5.00% due 05/31/17	1.09%	(1.00)%	EUR	500,000	$(2,311)	BNP	$5,627
12/20/20	Volvo Treasury AB, 5.00% due 05/31/17	1.09%	(1.00)%	EUR	400,000	(1,849)	MSCS	5,612
12/20/20	Volvo Treasury AB, 5.00% due 05/31/17	1.09%	(1.00)%	EUR	300,000	(1,387)	CITI	4,995

						$(5,547)		$16,234

Maturity Date	Reference Obligation		Fixed Deal (Pay) Rate	Currency	Notional Amount	Market Value	Counterparty	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Credit Indices — Buy Protection
12/20/20
	Dow Jones CDX.NA.IG25		1.00%	USD	1,750,000	$(9,703)	CME	$10,954

Maturity Date	Reference Obligation		Fixed Deal (Pay) Rate	Currency	Notional Amount	Market Value	Counterparty	Unrealized Appreciation (Depreciation)
Interest Rate Swaps
10/05/17	MXN-TIIE-Banxico		4.20%	MXN	402,500,000	$(47,258)	CME	$(28,492)
12/15/17	3-Month LIBOR		1.00%	CAD	55,000,000	53,017	CME	9,529
06/15/18	3-Month LIBOR		(1.25)%	USD	197,000,000	664,264	CME	396,851

						$670,023		$377,888

Total Swap agreements outstanding at December 31, 2015						$654,773		$405,076

See Notes to Financial Statements.	87

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$6,011,196	$—	$6,011,196	$—
Asset-Backed Securities	101,248,381	—	62,782,695	38,465,686
Corporate Bonds	245,784,366	—	245,784,366	—
Foreign Bonds:
Australia	9,114,971	—	8,818,471	296,500
Bermuda	1,616,544	—	1,616,544	—
Brazil	1,013,500	—	1,013,500	—
Canada	5,982,684	—	5,982,684	—
Cayman Islands	2,060,030	—	2,060,030	—
Chile	2,995,278	—	2,995,278	—
Denmark	663,640	—	663,640	—
France	12,890,545	—	12,890,545	—
Germany	1,098,293	—	1,098,293	—
Guernsey	450,304	—	450,304	—
Iceland	637,979	—	637,979	—
Ireland	697,375	—	697,375	—
Italy	4,063,752	—	4,063,752	—
Japan	5,451,640	—	5,451,640	—
Luxembourg	717,238	—	717,238	—
Mexico	4,558,557	—	4,558,557	—
Netherlands	11,218,063	—	11,218,063	—
New Zealand	2,651,440	—	2,651,440	—
Norway	300,398	—	300,398	—
Panama	310,103	—	310,103	—
Singapore	400,165	—	400,165	—
South Korea	23,891,616	—	23,891,616	—
Spain	1,300,831	—	1,300,831	—
Switzerland	5,008,866	—	5,008,866	—
United Kingdom	9,471,421	—	9,471,421	—
Virgin Islands (British)	3,359,163	—	3,359,163	—
Loan Agreements	633,558	—	633,558	—
Money Market Funds	63,250,953	63,250,953	—	—
Mortgage-Backed Securities	137,188,126	—	129,580,804	7,607,322
Municipal Bonds	11,340,713	—	11,340,713	—
Purchased Options	29,641	29,641	—	—
U.S. Treasury Obligations	231,043,050	—	231,043,050	—

Total Assets - Investments in Securities	$908,454,380	$63,280,594	$798,804,278	$46,369,508

Other Financial Instruments***
Swap Agreements	$654,773	$—	$654,773	$—

Total Assets - Other Financial Instruments	$654,773	$—	$654,773	$—

88	See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Written Options	$(661,700)	$(595,537)	$(66,163)	$—

Total Liabilities - Investments in Securities	$(661,700)	$(595,537)	$(66,163)	$—

Other Financial Instruments***
Forward Foreign Currency Contracts	$(227,924)	$—	$(227,924)	$—
Futures Contracts	(247,600)	(247,600)	—	—

Total Liabilities - Other Financial Instruments	$(475,524)	$(247,600)	$(227,924)	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2015.

The unobservable inputs used in the fair value measurement of the reporting entity’s agency obligations, asset-backed securities, corporate bonds, foreign bonds and mortgage-backed securities are values based on evaluated quotations received from dealers who make markets in such securities. Significant increases (decreases) in those evaluated quotations would result in a significantly higher (lower) fair value measurement.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Value	Asset-Backed Securities	Corporate Bonds	Foreign Bonds	Mortgage-Backed Securities
Balance, 12/31/14	$43,863,320	$25,455,737	$3,451,214	$1,157,486	$13,798,883
Accrued discounts/premiums	(22,533)	11,994	(27,285)	(31)	(7,211)
Realized gain (loss)(1)	(163,134)	42,622	(8,180)	(64,230)	(133,346)
Change in unrealized appreciation (depreciation)(2)	(832,448)	(76,115)	(624,592)	11,328	(143,069)
Purchases	19,935,840	19,169,381	—	—	766,459
Sales	(11,059,681)	(6,668,938)	(479,988)	(163,540)	(3,747,215)
Transfers in to Level 3(3)	4,072,089	4,072,089	—	—	—
Transfers out of Level 3(4)	(1,622,125)	—	(1,089,759)	(532,366)	—
Maturities	(880,000)	—	(880,000)	—	—
Paydowns	(6,921,820)	(3,541,084)	(341,410)	(112,147)	(2,927,179)

Balance, 12/31/15	$46,369,508	$38,465,686	$—	$296,500	$7,607,322

(1)	Realized gain (loss) from the sale of Level 3 securities is included on the Statement of Operations in Net realized gain (loss) from: Investment securities.

(2)	Change in unrealized appreciation (depreciation) is located on the Statement of Operations in Net change in unrealized appreciation (depreciation) on: Investment securities.

(3)

Transfers in to Level 3 represent the value of a security at December 31, 2015 that was transferred from Level 2 to Level 3 of the fair value hierarchy as a result of the inability of the Fund to obtain a price using an objective method such as a pricing vendor.

(4)

Transfers out of Level 3 represent the value of securities at December 31, 2015 that were transferred from Level 3 to Level 2 of the fair value hierarchy as a result of the ability of the Fund to obtain a price using an objective method such as a pricing vendor.

See Notes to Financial Statements.	89

Medium-Duration Bond Fund (Unaudited)

The Fund invested in a diversified portfolio composed primarily of investment grade fixed income securities with an average dollar-weighted duration (a measure of bond prices’ sensitivity to changes in interest rates) normally between three to seven years. The Investor Class of the Fund underperformed its benchmark index, the Barclays U.S. Aggregate Bond Index, for the one-year period ended December 31, 2015 (-0.22% versus 0.55%).

The Fund outpaced its benchmark index for two of the four quarters of the year. However, these periods of positive performance were unable to fully offset the weakness experienced in the third quarter. Widening spreads and rising volatility combined with overweight positions in credit were the strongest contributors to relative underperformance in the third quarter. Spreads continued to widen in the fourth quarter in anticipation and reaction to the Fed’s decision to increase short-term interest rates. During the year, the Fund remained diversified across multiple spread sectors to take advantage of the relative yield advantage of these sectors compared to U.S. Treasuries. The Fund’s performance was positively impacted by the relative yield advantage.

Other strategies involving derivatives were utilized during the year. U.S. Treasury futures contracts, options on U.S. Treasuries and Euro-futures were used for the common purposes of managing duration, implementing yield curve positioning strategies and expressing cross-sector views. Overall, on a net basis, these positions had a positive impact on performance. In an effort to better express the desired credit exposures and risks from a synthetic perspective, credit default swaps were utilized on a very modest basis. The positions established through the use of swaps detracted from the performance of the Fund. Currency forward contracts were utilized to hedge foreign currency risk and to express active currency views. These currency strategies resulted in a positive impact to the Fund’s performance. Through the process of implementing interest rate views and emerging markets strategies during the year, interest rate swaps were used although they provided little impact on the performance of the Fund.

During the year, the Fund remained focused on its objective of seeking maximum total return consistent with preservation of capital.

This Fund may be suitable for investors who have a short- to medium-term investment horizon, seek higher returns than those offered by a shorter maturity bond fund, can accept some short-term fluctuations in account value and want to diversify their portfolio with a fixed income investment option. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Some derivatives may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns. It is possible to lose money by investing in the Fund.

Medium-Duration Bond Fund (Unaudited)

At December 31, 2015, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Mortgage-Backed Securities	41.5
U.S. Treasury Obligations	24.2
Corporate Bonds	22.8
Foreign Bonds	13.1
Money Market Funds	5.5
Asset-Backed Securities	4.4
Municipal Bonds	1.5
Agency Obligations	1.1
Commercial Paper	0.8
Loan Agreements	0.3
Foreign Government Inflation-Linked Bond	0.1
Preferred Stock	0.1
Purchased Options	0.1
Written Options	—
TBA Sale Commitments	(1.3)

114.2

Medium-Duration Bond Fund (Unaudited)

Average Annual Total Returns as of 12/31/15
	Institutional Class*	Investor Class*	Benchmark**
One Year	0.03%	-0.22%	0.55%
Five Year	3.66%	3.48%	3.25%
Ten Year	5.03%	4.88%	4.51%
Since Inception	5.23%	5.13%	4.73%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2015 Prospectus, as amended on June 01, 2015)(1)	0.46%	0.72%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2005 to December 31, 2015, with all dividends and capital gains reinvested, with the Barclays U.S. Aggregate Bond Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MEDIUM-DURATION BOND FUND SCHEDULE OF INVESTMENTS	December 31, 2015

	Par	Value
AGENCY OBLIGATIONS — 1.1%
Federal Farm Credit Bank
5.05%, 11/06/17	$400,000	$428,520
Federal Home Loan Bank
0.24%, 01/26/16Ω	1,300,000	1,299,783
0.88%, 05/24/17	20,000	19,976
3.38%, 12/08/23	200,000	213,334
Federal National Mortgage Association
2.01%, 10/09/19Ω†Δ	3,350,000	3,103,889
2.63%, 09/06/24Δ	1,000,000	1,010,559
6.25%, 05/15/29	500,000	678,879
6.63%, 11/15/30	1,170,000	1,659,468
Tennessee Valley Authority
3.88%, 02/15/21Δ	1,000,000	1,092,307
5.25%, 09/15/39	230,000	277,036
4.63%, 09/15/60	200,000	209,682

Total Agency Obligations (Cost $9,634,906)		9,993,433

ASSET-BACKED SECURITIES — 4.4%
Asset-Backed Securities Corporation Home Equity Loan Trust Series 2004-HE6
0.97%, 09/25/34†	2,494	2,495
AUTO ABS Series 2012-3
0.60%, 09/27/24(E)	779,917	845,873
Avis Budget Rental Car Funding AESOP LLC Series 2013-1A
1.92%, 09/20/19 144A	160,000	158,800
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A
2.97%, 02/20/20 144A	160,000	162,837
Avis Budget Rental Car Funding AESOP LLC Series 2014-1A
2.46%, 07/20/20 144A	150,000	150,475
Avis Budget Rental Car Funding AESOP LLC Series 2014-2A
2.50%, 02/20/21 144A	550,000	548,816
Bayview Financial Mortgage Pass-Through Trust Series 2004-A
0.87%, 02/28/44†	51,245	51,126
Bear Stearns Asset-Backed Securities Trust Series 2007-SD1
6.00%, 10/25/36	1,544,693	1,200,326
6.50%, 10/25/36	2,452,877	1,898,977
Chapel BV Series 2007
0.31%, 07/17/66(E)†	979,092	1,003,858
Citigroup Global Markets Mortgage Securities VII, Inc. Series 1998-NC1
0.90%, 03/25/28†	5,513	5,483
CWHEQ Revolving Home Equity Loan Trust Series 2005-F
0.57%, 12/15/35†	232,959	207,470

	Par	Value
CWHEQ Revolving Home Equity Loan Trust Series 2006-E
0.47%, 07/15/36†	$441,222	$372,482
Edsouth Indenture No. 7 LLC Series 2014-3
1.02%, 02/25/36 144A†	1,276,673	1,200,663
Education Funding Capital Trust Series 2004-1
1.85%, 06/15/43†	700,000	635,606
EMC Mortgage Loan Trust Series 2003-B
0.75%, 11/25/41 144A†	17,956	17,035
Financial Asset Securities Corporation AAA Trust Series 2005-1A
0.83%, 02/27/35 144A†	935,215	789,082
Ford Credit Floorplan Master Owner Trust A Series 2015-4
0.93%, 08/15/20†	500,000	498,796
Fremont Home Loan Trust Series 2005-E
0.66%, 01/25/36†	1,260,620	1,223,102
GMACM Home Equity Loan Trust Series 2007-HE3
6.66%, 09/25/37†	114,935	118,899
7.00%, 09/25/37†	54,231	53,525
Goal Capital Funding Trust Series 2007-1
0.69%, 09/25/28†	409,875	405,956
GSAMP Trust Series 2007-HS1
1.27%, 02/25/47†	954,712	930,023
Hertz Vehicle Financing LLC Series 2013-1A
1.83%, 08/25/19 144A	210,000	207,213
Hertz Vehicle Financing LLC Series 2015-1A
3.52%, 05/15/21 144A	500,000	485,800
Hertz Vehicle Financing LLC
2.73%, 05/25/21 144A	350,000	343,070
JGWPT XXXIII LLC Series 2014-3A
3.50%, 06/15/77 144A	429,832	427,467
Mississippi Higher Education Assistance Corporation Series 2014-1
1.10%, 10/25/35†	805,150	786,896
Nelnet Student Loan Trust Series 2006-2
0.42%, 01/25/30†	1,800,000	1,765,857
Panhandle-Plains Higher Education Authority, Inc. Series 2010-2
1.74%, 10/01/35†	439,156	440,189
Park Place Securities, Inc. Asset-Backed Pass-Through Trust Certificates Series 2005-WCH1
1.26%, 01/25/36†	100,000	95,373
Penarth Master Issuer PLC Series 2015-2A
0.76%, 05/18/19 144A†	1,700,000	1,695,565

See Notes to Financial Statements.	93

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Provident Home Equity Loan Trust Series 2000-2
0.96%, 08/25/31†	$77,515	$56,060
RAMP Trust Series 2004-RZ1
0.90%, 03/25/34†	164,664	164,622
RAMP Trust Series 2005-EFC6
0.85%, 11/25/35†	1,900,000	1,689,659
RAMP Trust Series 2006-NC1
0.61%, 01/25/36†	229,228	228,791
Saxon Asset Securities Trust Series 2004-1
1.22%, 03/25/35†	799,708	724,486
Scholar Funding Trust Series 2010-A
1.07%, 10/28/41 144A†	420,914	410,754
SCLP Series 2015-1
3.28%, 09/15/23+	1,908,929	1,902,820
SLC Student Loan Trust Series 2005-3
0.63%, 06/15/29†	900,000	850,137
SLM Private Education Loan Trust Series 2010-A
3.58%, 05/16/44 144A†	712,910	736,117
SLM Student Loan EDC Repackaging Trust Series 2013-M1
3.50%, 10/28/29 144A	311,472	304,620
SLM Student Loan Trust Series 2003-11
1.26%, 12/15/25 144A†	400,000	383,506
SLM Student Loan Trust Series 2005-4
0.44%, 01/25/27†	233,950	222,511
SLM Student Loan Trust Series 2005-5
0.46%, 10/25/28†	900,000	843,401
SLM Student Loan Trust Series 2006-2
0.43%, 07/25/25†	1,828,720	1,799,022
SLM Student Loan Trust Series 2007-5
0.43%, 01/26/43†	1,020,000	867,046
SLM Student Loan Trust Series 2007-7
1.07%, 10/25/28†	400,000	318,264
SLM Student Loan Trust Series 2008-2
1.07%, 04/25/23†	219,649	211,591
SLM Student Loan Trust Series 2008-4
1.97%, 07/25/22†	550,000	553,384
SLM Student Loan Trust Series 2008-5
2.02%, 07/25/23†	1,008,000	1,013,950
SLM Student Loan Trust Series 2008-9
1.82%, 04/25/23†	3,227,317	3,229,518
Soundview Home Loan Trust Series 2006-OPT2
0.60%, 05/25/36†	1,141,962	1,079,133

	Par	Value
SpringCastle America Funding LLC Series 2014-AA
2.70%, 05/25/23 144A	$299,430	$298,871
SPS Servicer Advance Receivables Trust Series 2015-T2
2.62%, 01/15/47+ 144A@	950,000	949,923
United States Small Business Administration Series 2013-20J
3.37%, 10/01/33	317,107	329,414
United States Small Business Administration Series 2015-20B
2.46%, 02/01/35	77,934	77,545
United States Small Business Administration Series 2015-20D
2.51%, 04/01/35	254,710	253,680
Utah State Board of Regents Series 2015-1
1.02%, 02/25/43†	932,745	913,680

Total Asset-Backed Securities (Cost $40,292,446)		39,141,640

COMMERCIAL PAPER — 0.8%
Barclays Bank PLC
0.89%, 04/13/16Ω@	1,500,000	1,499,895
Federal Home Loan Bank
0.19%, 01/20/16	300,000	299,970
0.24%, 01/20/16	300,000	299,962
0.20%, 01/27/16	800,000	799,884
0.25%, 01/29/16	300,000	299,948
0.31%, 02/01/16	100,000	99,973
0.38%, 02/01/16	2,400,000	2,399,215
0.33%, 02/09/16	1,400,000	1,399,500

Total Commercial Paper (Cost $7,098,452)		7,098,347

CORPORATE BONDS — 22.8%
21st Century Fox America, Inc.
3.70%, 09/15/24Δ	725,000	732,304
ABB Finance USA, Inc.
4.38%, 05/08/42	40,000	39,795
AbbVie, Inc.
1.75%, 11/06/17	280,000	279,582
1.80%, 05/14/18Δ	1,600,000	1,593,547
2.50%, 05/14/20	575,000	569,803
3.20%, 11/06/22	225,000	221,812
3.60%, 05/14/25	190,000	187,887
ACE INA Holdings, Inc.
2.30%, 11/03/20	90,000	89,414
2.88%, 11/03/22	100,000	99,333
3.35%, 05/03/26	220,000	219,611
AES Corporation
4.88%, 05/15/23	80,000	70,400
5.50%, 03/15/24	370,000	332,075
Amazon.com, Inc.
3.30%, 12/05/21Δ	525,000	540,904
4.95%, 12/05/44	390,000	416,949
American Campus Communities Operating Partnership LP
3.75%, 04/15/23	525,000	517,197

94	See Notes to Financial Statements.

	Par	Value
American Express Co.
6.80%, 09/01/66†	$1,215,000	$1,227,150
American Express Credit Corporation
1.55%, 09/14/20†Δ	1,000,000	1,009,671
American International Group, Inc.
2.30%, 07/16/19	200,000	198,473
3.75%, 07/10/25	705,000	700,083
4.50%, 07/16/44	100,000	92,834
6.25%, 03/15/87	278,000	304,410
American Tower Corporation REIT
3.40%, 02/15/19	200,000	205,309
Amgen, Inc.
3.63%, 05/22/24	100,000	100,142
5.38%, 05/15/43	350,000	373,197
Anadarko Petroleum Corporation
6.38%, 09/15/17	10,000	10,490
3.45%, 07/15/24Δ	320,000	284,782
6.45%, 09/15/36	200,000	193,310
Antero Resources Corporation
5.38%, 11/01/21	100,000	80,500
5.63%, 06/01/23 144AΔ	425,000	333,625
Anthem, Inc.
5.88%, 06/15/17	720,000	761,345
Apache Corporation
3.25%, 04/15/22	50,000	47,689
5.10%, 09/01/40	60,000	51,456
4.25%, 01/15/44Δ	670,000	526,437
Arch Coal, Inc.
7.25%, 06/15/21#	500,000	5,050
Argos Merger Sub, Inc.
7.13%, 03/15/23 144A	200,000	198,800
AT&T, Inc.
2.95%, 05/15/16	425,000	427,626
4.45%, 05/15/21Δ	80,000	85,250
3.00%, 02/15/22	170,000	166,878
3.40%, 05/15/25	1,955,000	1,882,651
5.55%, 08/15/41	160,000	161,328
4.35%, 06/15/45	100,000	85,878
Atwood Oceanics, Inc.
6.50%, 02/01/20Δ	30,000	16,200
Axiall Corporation
4.88%, 05/15/23	30,000	27,113
Baker Hughes, Inc.
7.50%, 11/15/18	710,000	801,919
Bank of America Corporation
6.05%, 05/16/16	275,000	279,560
3.88%, 03/22/17	130,000	132,882
5.70%, 05/02/17Δ	1,100,000	1,147,531
5.75%, 12/01/17	1,890,000	2,022,744
6.88%, 04/25/18	1,400,000	1,545,391
5.65%, 05/01/18	700,000	753,127
2.60%, 01/15/19	320,000	321,275
5.63%, 07/01/20	50,000	55,594
5.88%, 01/05/21	150,000	169,947
5.00%, 05/13/21	320,000	350,029
3.30%, 01/11/23	120,000	118,302
4.13%, 01/22/24	450,000	465,576
4.00%, 04/01/24	4,845,000	4,963,717
4.20%, 08/26/24	390,000	387,644
4.00%, 01/22/25	440,000	431,537

	Par	Value
3.88%, 08/01/25	$330,000	$335,659
4.25%, 10/22/26	440,000	436,461
5.00%, 01/21/44	750,000	785,765
4.88%, 04/01/44	370,000	384,605
6.25%, 09/29/49†	300,000	301,125
6.50%, 10/29/49†Δ	150,000	158,250
Bank of New York Mellon Corporation
2.60%, 08/17/20	700,000	703,214
Barrick North America Finance LLC
4.40%, 05/30/21	570,000	512,419
Baxalta, Inc.
5.25%, 06/23/45 144A	150,000	150,841
Bear Stearns Cos. LLC
6.40%, 10/02/17	1,200,000	1,292,634
Becton, Dickinson and Co.
2.68%, 12/15/19	400,000	402,552
3.73%, 12/15/24	370,000	373,843
4.69%, 12/15/44	130,000	131,674
BellSouth LLC
4.82%, 04/26/21 144A	1,600,000	1,619,155
Berkshire Hathaway Energy Co.
6.50%, 09/15/37	70,000	85,460
Boeing Capital Corporation
4.70%, 10/27/19	230,000	252,475
Boeing Co.
4.88%, 02/15/20Δ	50,000	55,717
6.63%, 02/15/38	210,000	279,547
California Resources Corporation
5.50%, 09/15/21Δ	170,000	54,400
Capital One Financial Corporation
4.20%, 10/29/25	475,000	469,926
Catholic Health Initiatives
4.35%, 11/01/42	40,000	37,497
CBRE Services, Inc.
5.25%, 03/15/25	400,000	405,889
CCO Holdings LLC
7.00%, 01/15/19	168,000	171,780
5.38%, 05/01/25 144AΔ	280,000	279,300
CCO Safari II LLC
3.58%, 07/23/20 144A	75,000	74,613
4.91%, 07/23/25 144A	1,875,000	1,876,007
6.38%, 10/23/35 144A	60,000	60,754
6.48%, 10/23/45 144A	450,000	451,917
Celgene Corporation
3.55%, 08/15/22Δ	290,000	293,248
3.88%, 08/15/25	600,000	598,760
5.25%, 08/15/43	90,000	92,295
5.00%, 08/15/45	520,000	524,022
Chesapeake Energy Corporation
3.57%, 04/15/19†	850,000	240,125
6.13%, 02/15/21	290,000	83,230
8.00%, 12/15/22 144A@	227,000	112,365
CHS/Community Health Systems, Inc.
8.00%, 11/15/19	100,000	101,250
Chubb Corporation
6.38%, 03/29/67†	400,000	385,132
Cimarex Energy Co.
4.38%, 06/01/24	75,000	66,650

See Notes to Financial Statements.	95

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
CIT Group, Inc.
4.25%, 08/15/17	$1,100,000	$1,127,500
Citigroup, Inc.
3.50%, 05/15/23	220,000	216,655
3.75%, 06/16/24	300,000	305,937
4.40%, 06/10/25	450,000	455,376
5.50%, 09/13/25	290,000	315,390
4.30%, 11/20/26	1,600,000	1,595,533
4.45%, 09/29/27	350,000	348,470
6.63%, 06/15/32	50,000	59,162
6.68%, 09/13/43	10,000	12,305
4.65%, 07/30/45	840,000	855,868
5.35%, 04/29/49†Δ	180,000	170,775
8.40%, 04/29/49†	300,000	327,975
5.95%, 07/29/49†	170,000	166,558
6.13%, 11/15/49†Δ	250,000	255,313
5.80%, 11/29/49†	1,700,000	1,687,675
5.88%, 12/29/49†	175,000	173,906
5.95%, 12/29/49†	690,000	664,988
Clean Harbors, Inc.
5.25%, 08/01/20	195,000	199,875
CNOOC Finance 2015 USA LLC
3.50%, 05/05/25	760,000	724,809
Comcast Corporation
5.70%, 05/15/18	1,250,000	1,366,805
3.38%, 08/15/25	400,000	405,434
6.95%, 08/15/37	70,000	91,513
6.55%, 07/01/39	30,000	37,859
6.40%, 03/01/40	120,000	149,236
Compass Bank
2.75%, 09/29/19	375,000	372,293
5.50%, 04/01/20	300,000	320,809
Concho Resources, Inc.
5.50%, 10/01/22	170,000	155,550
5.50%, 04/01/23	70,000	65,100
ConocoPhillips Co.
3.35%, 11/15/24Δ	330,000	302,130
4.15%, 11/15/34Δ	175,000	151,999
ConocoPhillips Holding Co.
6.95%, 04/15/29	220,000	252,325
Continental Airlines 1998-1 Class A Pass-Through Trust
6.65%, 03/15/19	81,052	83,025
Continental Resources, Inc.
5.00%, 09/15/22	10,000	7,388
Crown Castle International Corporation REIT
5.25%, 01/15/23	525,000	553,875
CSEMC 2015-3GNA A1
3.07%, 03/09/17+Ω	1,020,000	1,492,415
CSEMC 2015-3GNA A2
4.33%, 03/09/17+Ω	380,000	555,998
CVS Health Corporation
4.13%, 05/15/21	250,000	264,779
3.50%, 07/20/22	425,000	433,076
2.75%, 12/01/22	500,000	487,912
4.00%, 12/05/23	400,000	416,373
3.88%, 07/20/25	470,000	480,605
4.88%, 07/20/35	200,000	206,498
5.13%, 07/20/45	440,000	465,298
CVS Pass-Through Trust
6.94%, 01/10/30	708,968	811,903

	Par	Value
DaVita HealthCare Partners, Inc.
5.13%, 07/15/24	$230,000	$230,431
5.00%, 05/01/25	390,000	377,325
DDR Corporation REIT
4.63%, 07/15/22	400,000	413,806
Delta Air Lines 2007-1 Class A Pass-Through Trust
6.82%, 02/10/24	290,560	335,030
Depository Trust & Clearing Corporation
4.88%, 12/29/49 144A†	750,000	746,250
Devon Energy Corporation
3.25%, 05/15/22Δ	90,000	76,610
5.85%, 12/15/25Δ	250,000	243,587
5.60%, 07/15/41	360,000	272,896
4.75%, 05/15/42	205,000	146,003
5.00%, 06/15/45Δ	400,000	304,170
Devon Financing Corporation LLC
7.88%, 09/30/31	60,000	61,679
Digital Delta Holdings LLC REIT
3.40%, 10/01/20 144AΔ	900,000	901,949
DIRECTV Holdings LLC
4.45%, 04/01/24	125,000	128,602
3.95%, 01/15/25	450,000	444,449
Discover Financial Services
3.75%, 03/04/25	450,000	432,964
DISH DBS Corporation
5.88%, 07/15/22	360,000	336,600
5.88%, 11/15/24	170,000	151,725
Dollar Tree, Inc.
5.75%, 03/01/23 144AΔ	240,000	249,600
Duke Energy Corporation
3.75%, 04/15/24	200,000	202,989
Dynegy Finance I, Inc.
6.75%, 11/01/19 144A	1,100,000	1,039,500
Eagle Spinco, Inc.
4.63%, 02/15/21Δ	480,000	443,400
Eastman Chemical Co.
3.80%, 03/15/25	425,000	412,373
Eaton Corporation
1.50%, 11/02/17	120,000	119,296
2.75%, 11/02/22	710,000	688,084
4.15%, 11/02/42Δ	200,000	185,146
Ecolab, Inc.
3.00%, 12/08/16	275,000	279,011
4.35%, 12/08/21	100,000	106,917
5.50%, 12/08/41	175,000	191,082
Education Realty Operating Partnership LP REIT
4.60%, 12/01/24	625,000	617,759
EMD Finance LLC
2.95%, 03/19/22 144A	750,000	724,653
Energy Transfer Partners LP
3.60%, 02/01/23Δ	75,000	61,830
4.75%, 01/15/26	25,000	21,067
Entergy Louisiana LLC
5.40%, 11/01/24	1,200,000	1,371,622
Enterprise Products Operating LLC
5.70%, 02/15/42	60,000	53,532
8.38%, 08/01/66†	475,000	426,312
7.03%, 01/15/68†Δ	475,000	483,313

96	See Notes to Financial Statements.

	Par	Value
EP Energy LLC Everest Acquisition Finance, Inc.
6.38%, 06/15/23Δ	$160,000	$80,800
ERP Operating LP REIT
4.63%, 12/15/21Δ	250,000	271,661
Exelon Corporation
5.63%, 06/15/35	415,000	444,224
Express Scripts Holding Co.
2.65%, 02/15/17Δ	250,000	252,524
Fidelity National Information Services, Inc.
3.63%, 10/15/20	475,000	481,704
First Data Corporation
6.75%, 11/01/20 144A	490,000	515,113
5.38%, 08/15/23 144A	70,000	70,525
5.00%, 01/15/24 144A	160,000	159,600
FirstEnergy Corporation
2.75%, 03/15/18	120,000	120,608
4.25%, 03/15/23Δ	490,000	499,267
7.38%, 11/15/31	770,000	940,185
Fiserv, Inc.
2.70%, 06/01/20Δ	350,000	347,453
Florida Power & Light Co.
3.80%, 12/15/42	525,000	498,366
Ford Motor Co.
4.75%, 01/15/43Δ	100,000	94,612
Ford Motor Credit Co., LLC
8.00%, 12/15/16	1,300,000	1,374,889
5.00%, 05/15/18	225,000	236,470
3.20%, 01/15/21Δ	2,150,000	2,137,919
5.88%, 08/02/21	575,000	641,973
Freeport-McMoRan, Inc.
4.00%, 11/14/21Δ	390,000	235,950
5.40%, 11/14/34	250,000	133,750
Freeport-McMoran Oil & Gas LLC
6.50%, 11/15/20	46,000	29,785
6.88%, 02/15/23	62,000	39,215
Frontier Communications Corporation
8.88%, 09/15/20 144A	400,000	406,000
GE Capital Trust I
6.38%, 11/15/67†	321,000	334,442
General Electric Capital Corporation
8.50%, 04/06/18(M)	2,000,000	125,910
6.00%, 08/07/19	301,000	341,152
4.38%, 09/16/20	198,000	215,082
5.30%, 02/11/21	104,000	117,352
4.65%, 10/17/21	140,000	155,122
3.15%, 09/07/22	230,000	235,614
5.88%, 01/14/38	72,000	88,272
6.88%, 01/10/39	30,000	40,973
General Electric Co.
4.50%, 03/11/44	100,000	103,162
General Motors Co.
6.25%, 10/02/43	110,000	116,612
General Motors Financial Co., Inc.
2.75%, 05/15/16	90,000	90,271
3.25%, 05/15/18	320,000	321,783
3.50%, 07/10/19Δ	325,000	326,356
3.20%, 07/13/20	1,000,000	985,629
4.38%, 09/25/21	400,000	406,131
3.45%, 04/10/22	40,000	38,424

	Par	Value
4.25%, 05/15/23Δ	$40,000	$39,627
Gilead Sciences, Inc.
3.70%, 04/01/24	340,000	348,628
3.65%, 03/01/26	260,000	262,530
4.50%, 02/01/45	100,000	98,051
4.75%, 03/01/46	200,000	202,889
GlaxoSmithKline Capital, Inc.
5.65%, 05/15/18	380,000	414,292
Glencore Funding LLC
2.50%, 01/15/19 144AΔ	750,000	626,688
2.88%, 04/16/20 144AΔ	690,000	538,718
Goldman Sachs Capital II
4.00%, 12/29/49†	60,000	42,450
Goldman Sachs Group, Inc.
5.95%, 01/18/18	1,000,000	1,077,497
1.46%, 11/15/18†	3,800,000	3,818,092
5.38%, 03/15/20	200,000	219,916
6.00%, 06/15/20	540,000	610,862
5.25%, 07/27/21	560,000	619,899
4.00%, 03/03/24	900,000	925,345
3.85%, 07/08/24	150,000	153,339
4.25%, 10/21/25	230,000	228,695
6.75%, 10/01/37	440,000	515,895
6.25%, 02/01/41	750,000	897,661
5.15%, 05/22/45	270,000	263,251
4.75%, 10/21/45	230,000	229,382
Goodyear Tire & Rubber Co.
5.13%, 11/15/23	100,000	103,000
Halliburton Co.
2.70%, 11/15/20	100,000	98,912
3.38%, 11/15/22	1,975,000	1,945,434
3.80%, 11/15/25	595,000	580,071
HCA, Inc.
7.69%, 06/15/25	250,000	270,625
HCP, Inc. REIT
6.00%, 01/30/17	300,000	312,591
2.63%, 02/01/20	300,000	295,658
HD Supply, Inc.
5.25%, 12/15/21 144A	200,000	204,750
Hess Corporation
8.13%, 02/15/19	110,000	124,758
Hewlett Packard Enterprise Co.
4.90%, 10/15/25 144A	325,000	319,311
Hilton Worldwide Finance LLC
5.63%, 10/15/21	220,000	229,075
HSBC USA, Inc.
1.11%, 08/07/18†	1,700,000	1,699,772
Humana, Inc.
7.20%, 06/15/18	480,000	537,385
3.15%, 12/01/22	70,000	68,150
4.63%, 12/01/42	60,000	56,595
Hyundai Capital America
2.13%, 10/02/17 144A	130,000	129,262
ILFC E-Capital Trust II
4.74%, 12/21/65 144A†	280,000	257,600
Intel Corporation
3.70%, 07/29/25	605,000	626,523
4.90%, 07/29/45	110,000	116,542
International Lease Finance Corporation
6.75%, 09/01/16 144A	990,000	1,018,463
8.88%, 09/01/17	100,000	109,125
7.13%, 09/01/18 144A	1,975,000	2,170,031
8.63%, 01/15/22	250,000	303,438

See Notes to Financial Statements.	97

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
John Deere Capital Corporation
2.25%, 04/17/19	$160,000	$160,769
1.70%, 01/15/20	80,000	77,991
JPMorgan Chase & Co.
0.87%, 04/25/18†	2,200,000	2,185,876
2.25%, 01/23/20	1,700,000	1,673,390
4.40%, 07/22/20	980,000	1,046,680
4.35%, 08/15/21	70,000	74,552
4.50%, 01/24/22	700,000	755,626
3.38%, 05/01/23Δ	190,000	187,035
3.88%, 09/10/24	1,070,000	1,066,322
4.25%, 10/01/27	260,000	259,973
4.95%, 06/01/45	400,000	401,468
5.30%, 12/29/49†	1,450,000	1,448,188
Kerr-McGee Corporation
6.95%, 07/01/24	290,000	312,050
7.88%, 09/15/31	280,000	302,780
Kimberly-Clark Corporation
3.70%, 06/01/43	500,000	462,793
Kinder Morgan Energy Partners LP
6.00%, 02/01/17	500,000	505,975
Kinder Morgan, Inc.
7.00%, 06/15/17	710,000	731,638
5.63%, 11/15/23 144A	900,000	823,984
KKR Group Finance Co. II LLC
5.50%, 02/01/43 144A	30,000	31,343
Kraft Foods Group, Inc.
5.38%, 02/10/20	223,000	244,398
3.50%, 06/06/22	320,000	323,965
Kraft Heinz Foods Co.
2.80%, 07/02/20 144A	250,000	249,615
4.88%, 02/15/25 144A	114,000	121,292
3.95%, 07/15/25 144A	520,000	525,855
5.00%, 07/15/35 144A	150,000	154,151
5.20%, 07/15/45 144A	100,000	104,889
Kroger Co.
6.15%, 01/15/20Δ	360,000	407,806
Laredo Petroleum, Inc.
6.25%, 03/15/23Δ	100,000	87,500
Lehman Escrow Bonds
0.00%, 07/19/17+Ω†#	150,000	—
0.00%, 12/28/47+Ω†#	140,000	—
0.00%, 11/30/49+Ω†#	2,330,000	—
0.00%, 12/31/99Ω†#	3,200,000	—
0.00%, 12/31/99Ω†#@	2,500,000	187,500
Liberty Property LP REIT
4.75%, 10/01/20	575,000	611,548
Lockheed Martin Corporation
3.10%, 01/15/23	1,090,000	1,090,990
3.55%, 01/15/26	210,000	211,172
M&T Bank Corporation
6.88%, 12/29/49	750,000	751,875
MarkWest Energy Partners LP
4.88%, 12/01/24	320,000	287,200
4.88%, 06/01/25	240,000	214,800
McDonald’s Corporation
3.70%, 01/30/26	315,000	315,398
MDC Holdings, Inc.
5.63%, 02/01/20	325,000	334,750
5.50%, 01/15/24	250,000	253,750
6.00%, 01/15/43	175,000	139,125

	Par	Value
Medtronic, Inc.
2.50%, 03/15/20	$125,000	$125,962
4.45%, 03/15/20	300,000	323,225
3.15%, 03/15/22	300,000	303,530
3.50%, 03/15/25 144A	1,700,000	1,715,900
4.63%, 03/15/45	300,000	310,187
Medtronic, Inc.
3.50%, 03/15/25	830,000	837,763
MetLife Capital Trust IV
7.88%, 12/15/67 144A	300,000	367,500
MetLife, Inc.
4.75%, 02/08/21	270,000	295,725
6.40%, 12/15/66	50,000	54,750
Microsoft Corporation
3.13%, 11/03/25	450,000	452,946
Mondelez International, Inc.
4.00%, 02/01/24Δ	450,000	464,634
Moody’s Corporation
4.50%, 09/01/22	800,000	849,035
Morgan Stanley
0.77%, 10/18/16†	340,000	339,367
4.75%, 03/22/17	60,000	62,168
6.63%, 04/01/18	700,000	767,974
5.50%, 07/24/20	250,000	278,436
3.88%, 04/29/24	275,000	280,825
3.70%, 10/23/24	1,475,000	1,484,860
4.00%, 07/23/25	100,000	103,181
5.55%, 12/29/49†Δ	375,000	375,469
MUFG Union Bank NA
0.73%, 05/05/17†	1,700,000	1,692,408
Murray Energy Corporation
11.25%, 04/15/21 144A	550,000	103,125
Navient Corporation
8.45%, 06/15/18	300,000	316,500
NBCUniversal Media LLC
2.88%, 01/15/23	750,000	745,416
NCUA Guaranteed Notes
3.00%, 06/12/19	300,000	313,155
Netflix, Inc.
5.50%, 02/15/22 144A	100,000	103,000
Nielsen Finance LLC
4.50%, 10/01/20	300,000	305,625
Noble Energy, Inc.
4.15%, 12/15/21	620,000	601,648
Northwestern Mutual Life Insurance Co.
6.06%, 03/30/40 144A	500,000	601,981
Occidental Petroleum
Corporation
3.13%, 02/15/22	100,000	97,858
2.70%, 02/15/23	20,000	18,841
4.63%, 06/15/45Δ	130,000	126,397
Oracle Corporation
1.20%, 10/15/17Δ	470,000	470,373
2.50%, 05/15/22	375,000	368,390
Pacific Gas & Electric Co.
8.25%, 10/15/18	130,000	151,190
6.05%, 03/01/34	550,000	649,911
5.80%, 03/01/37	210,000	244,949
Penske Truck Leasing Co. LP
3.05%, 01/09/20 144A@Δ	575,000	570,774
PepsiCo, Inc.
7.90%, 11/01/18	140,000	164,110

98	See Notes to Financial Statements.

	Par	Value
Pioneer Natural Resources Co.
3.45%, 01/15/21	$275,000	$254,209
PNC Preferred Funding Trust II
1.73%, 03/29/49 144A†	500,000	448,750
Pride International, Inc.
8.50%, 06/15/19Δ	400,000	396,154
6.88%, 08/15/20	50,000	46,470
Principal Life Global Funding II
2.38%, 09/11/19 144A@Δ	2,900,000	2,902,659
Private Export Funding Corporation
5.45%, 09/15/17	1,600,000	1,711,731
Progress Energy, Inc.
7.75%, 03/01/31	350,000	452,140
Prudential Financial, Inc.
5.38%, 05/15/45†Δ	75,000	75,000
Puget Sound Energy, Inc.
6.97%, 06/01/67†	200,000	163,000
QEP Resources, Inc.
5.25%, 05/01/23	80,000	57,200
QUALCOMM, Inc.
3.00%, 05/20/22	75,000	74,312
Quicken Loans, Inc.
5.75%, 05/01/25 144AΔ	110,000	105,188
Range Resources Corporation
5.00%, 03/15/23Δ	410,000	307,500
4.88%, 05/15/25 144AΔ	30,000	22,912
Raytheon Co.
3.13%, 10/15/20Δ	200,000	207,454
Regency Energy Partners LP
4.50%, 11/01/23	310,000	268,620
Reliance Standard Life Global Funding
2.50%, 01/15/20 144A	475,000	470,787
Rensselaer Polytechnic Institute
5.60%, 09/01/20	675,000	755,627
Roche Holdings, Inc.
3.35%, 09/30/24 144A	1,700,000	1,741,817
Roper Technologies, Inc.
2.05%, 10/01/18	375,000	372,816
3.00%, 12/15/20	250,000	249,246
Sally Holdings LLC
5.63%, 12/01/25	250,000	253,750
Santander Bank NA
2.00%, 01/12/18	450,000	446,910
Schlumberger Holdings Corporation
3.00%, 12/21/20 144A	250,000	247,052
4.00%, 12/21/25 144A	190,000	187,870
Select Income REIT
2.85%, 02/01/18	75,000	74,934
3.60%, 02/01/20Δ	125,000	125,979
4.15%, 02/01/22Δ	175,000	168,172
Senior Housing Properties Trust REIT
3.25%, 05/01/19	250,000	249,303
SESI LLC
7.13%, 12/15/21	80,000	71,400
Solvay Finance America LLC
3.40%, 12/03/20 144A	300,000	297,922
Southern Copper Corporation
5.25%, 11/08/42	760,000	551,850
Southern Natural Gas Co. LLC
8.00%, 03/01/32	400,000	393,670

	Par	Value
Spectrum Brands, Inc.
5.75%, 07/15/25 144A	$110,000	$113,300
Spirit Airlines 2015-1 Pass-Through Trust A
4.10%, 10/01/29	1,500,000	1,479,375
Sprint Capital Corporation
8.75%, 03/15/32	120,000	90,300
Sprint Communications, Inc.
9.00%, 11/15/18 144A	80,000	84,400
Sprint Corporation
7.25%, 09/15/21	40,000	30,288
7.63%, 02/15/25	850,000	624,750
State Street Corporation
4.96%, 03/15/18	480,000	503,880
Sunoco Logistics Partners Operations LP
4.25%, 04/01/24	100,000	86,633
SunTrust Banks, Inc.
3.60%, 04/15/16Δ	300,000	301,555
Synchrony Financial
2.60%, 01/15/19	300,000	299,138
3.00%, 08/15/19	375,000	374,798
2.70%, 02/03/20	200,000	196,353
4.25%, 08/15/24	200,000	197,645
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39 144A	540,000	668,941
4.90%, 09/15/44 144A	660,000	668,199
Tenet Healthcare Corporation
8.13%, 04/01/22	60,000	60,150
6.75%, 06/15/23Δ	100,000	92,938
Tennessee Gas Pipeline Co. LLC
7.50%, 04/01/17Δ	250,000	256,837
Thermo Fisher Scientific, Inc.
3.60%, 08/15/21Δ	160,000	162,668
3.65%, 12/15/25	200,000	199,284
5.30%, 02/01/44	30,000	32,175
Time Warner Cable, Inc.
5.00%, 02/01/20Δ	100,000	105,954
4.13%, 02/15/21	400,000	408,878
7.30%, 07/01/38	100,000	108,726
5.88%, 11/15/40	230,000	218,655
Time Warner, Inc.
4.70%, 01/15/21	10,000	10,775
3.88%, 01/15/26Δ	200,000	198,687
7.70%, 05/01/32	610,000	763,291
6.10%, 07/15/40	140,000	151,716
6.25%, 03/29/41	40,000	44,571
Time Warner Entertainment Co. LP
8.38%, 07/15/33	390,000	461,216
Toyota Motor Credit Corporation
1.25%, 10/05/17	520,000	518,607
Transatlantic Holdings, Inc.
8.00%, 11/30/39	200,000	257,731
Tyson Foods, Inc.
5.15%, 08/15/44	60,000	62,889
United Airlines 1995 Pass-Through Trust
9.56%, 10/19/18	107,754	183
United Airlines 2009-2A Pass-Through Trust
9.75%, 07/15/18	67,043	70,814

See Notes to Financial Statements.	99

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
United Rentals North America, Inc.
5.50%, 07/15/25Δ	$140,000	$136,325
United Technologies Corporation
4.50%, 06/01/42	250,000	252,342
UnitedHealth Group, Inc.
1.63%, 03/15/19	170,000	168,199
3.75%, 07/15/25	270,000	278,670
4.63%, 07/15/35	225,000	234,030
4.75%, 07/15/45	590,000	622,949
Univision Communications, Inc.
6.75%, 09/15/22 144A	334,000	347,360
Valero Energy Corporation
3.65%, 03/15/25	325,000	307,136
Vereit Operating Partnership LP
3.00%, 02/06/19	500,000	482,250
Verizon Communications, Inc.
2.04%, 09/15/16†	1,200,000	1,207,554
2.25%, 09/14/18†Δ	400,000	409,842
2.63%, 02/21/20	1,056,000	1,060,702
4.50%, 09/15/20	975,000	1,048,657
5.15%, 09/15/23	1,510,000	1,662,641
4.15%, 03/15/24	925,000	952,190
6.40%, 09/15/33	459,000	524,371
6.55%, 09/15/43	2,679,000	3,191,608
4.67%, 03/15/55 144A	247,000	214,826
Visa, Inc.
4.30%, 12/14/45	150,000	152,566
3.15%, 12/14/25	1,290,000	1,293,203
Voya Financial, Inc.
2.90%, 02/15/18	60,000	60,680
5.70%, 07/15/43	500,000	569,755
Wachovia Capital Trust III
5.57%, 03/29/49†Δ	580,000	559,410
Walgreens Boots Alliance, Inc.
2.70%, 11/18/19	425,000	424,587
3.80%, 11/18/24	325,000	315,891
Waste Management, Inc.
3.50%, 05/15/24	150,000	151,468
7.38%, 05/15/29	140,000	181,903
WEA Finance LLC
3.75%, 09/17/24 144A	400,000	398,498
Wells Fargo & Co.
3.68%, 06/15/16 STEP	290,000	293,644
2.60%, 07/22/20	800,000	798,461
4.60%, 04/01/21	70,000	76,363
3.45%, 02/13/23	200,000	200,659
4.48%, 01/16/24	2,196,000	2,312,012
3.55%, 09/29/25	1,700,000	1,717,398
4.10%, 06/03/26	440,000	444,695
4.30%, 07/22/27	790,000	808,110
5.38%, 11/02/43	190,000	203,800
4.65%, 11/04/44	90,000	87,764
3.90%, 05/01/45	40,000	36,977
4.90%, 11/17/45	220,000	222,484
5.88%, 12/29/49†	900,000	948,375
Wells Fargo Capital X
5.95%, 12/01/86	140,000	142,100
West Corporation
5.38%, 07/15/22 144A	200,000	172,500
Western Gas Partners LP
3.95%, 06/01/25	225,000	189,184

	Par	Value
WestRock Co.
3.50%, 03/01/20	$150,000	$151,649
4.00%, 03/01/23	30,000	30,147
Whiting Petroleum Corporation
5.00%, 03/15/19Δ	30,000	22,800
6.25%, 04/01/23Δ	130,000	94,250
Whole Foods Market, Inc.
5.20%, 12/03/25 144A	200,000	200,087
Williams Cos., Inc.
7.50%, 01/15/31	10,000	6,932
7.75%, 06/15/31	25,000	17,739
8.75%, 03/15/32	451,000	340,535
Williams Partners LP
4.00%, 11/15/21	600,000	501,074
3.60%, 03/15/22	500,000	393,731
4.88%, 05/15/23	60,000	48,711
3.90%, 01/15/25	475,000	357,579
Wm. Wrigley Jr. Co.
2.40%, 10/21/18 144A	60,000	60,199
2.90%, 10/21/19 144A	230,000	232,332
3.38%, 10/21/20 144A	70,000	71,442
WPX Energy, Inc.
8.25%, 08/01/23	100,000	80,250
Zimmer Biomet Holdings, Inc.
4.45%, 08/15/45	360,000	332,373

Total Corporate Bonds (Cost $206,938,075)		204,126,882

FOREIGN BONDS — 13.1%
Australia — 0.6%
BHP Billiton Finance (USA), Ltd.
3.25%, 11/21/21	920,000	865,295
5.00%, 09/30/43	220,000	198,441
6.75%, 10/19/75 144A†Δ	360,000	345,600
CNOOC Finance 2015 Australia Proprietary, Ltd.
2.63%, 05/05/20Δ	2,500,000	2,446,388
Commonwealth Bank of Australia
5.00%, 10/15/19 144A	50,000	54,637
FMG Resources August 2006 Proprietary, Ltd.
9.75%, 03/01/22 144AΔ	490,000	450,800
Macquarie Bank, Ltd.
6.63%, 04/07/21 144A@	375,000	420,576
Rio Tinto Finance USA, Ltd.
3.50%, 11/02/20Δ	280,000	274,772
3.75%, 09/20/21Δ	10,000	9,733

		5,066,242

Austria — 0.0%
Sappi Papier Holding GmbH
7.75%, 07/15/17 144A@	225,000	234,844

Belgium — 0.1%
KBC Bank NV
8.00%, 01/25/23†	800,000	874,040

Bermuda — 0.1%
Allied World Assurance Co. Holdings. Ltd.
4.35%, 10/29/25	350,000	345,215
Arch Capital Group, Ltd.
7.35%, 05/01/34	175,000	223,673

100	See Notes to Financial Statements.

	Par	Value
Digicel, Ltd.
6.75%, 03/01/23 144AΔ	$300,000	$252,000

		820,888

Brazil — 0.2%
Brazil Notas do Tesouro Nacional Serie F
10.00%, 01/01/17(B)	3,249,000	783,800
Brazilian Government International Bond
5.63%, 01/07/41	750,000	547,500
5.00%, 01/27/45	200,000	134,500

		1,465,800

Canada — 0.2%
Barrick Gold Corporation
4.10%, 05/01/23Δ	73,000	62,719
Enbridge, Inc.
3.50%, 06/10/24	150,000	125,833
Glencore Finance Canada, Ltd.
5.80%, 11/15/16 144AΔ	70,000	69,752
2.70%, 10/25/17 144AΔ	420,000	384,464
MEG Energy Corporation
6.50%, 03/15/21 144A	40,000	28,200
6.38%, 01/30/23 144A	350,000	241,500
Potash Corporation of Saskatchewan, Inc.
4.88%, 03/30/20Δ	110,000	119,364
TransCanada PipeLines, Ltd.
6.35%, 05/15/67†	200,000	151,500
Videotron, Ltd.
5.00%, 07/15/22	300,000	301,125

		1,484,457

Cayman Islands — 0.1%
Brazil Minas SPE
5.33%, 02/15/28	470,000	356,025
Shelf Drilling Holdings, Ltd.
8.63%, 11/01/18 144AΔ	70,000	51,100
Transocean, Inc.
5.80%, 12/15/16	130,000	126,587
Vale Overseas, Ltd.
6.88%, 11/21/36Δ	591,000	416,088

		949,800

Chile — 0.2%
Celulosa Arauco y Constitucion SA
4.75%, 01/11/22	240,000	244,903
Chile Government International Bond
3.63%, 10/30/42	160,000	140,000
Corporation Nacionaldel Cobre de Chile
4.50%, 09/16/25 144AΔ	800,000	755,382
Latam Airlines 2015-1 Pass-Through Trust A
4.20%, 08/15/29 144A	900,000	846,000

		1,986,285

China — 0.2%
China Government Bond
3.38%, 11/21/24(Y)	2,500,000	381,510

	Par	Value
3.39%, 05/21/25(Y)	$2,000,000	$305,316
3.31%, 11/30/25(Y)	6,000,000	911,328

		1,598,154

Colombia — 0.2%
Colombia Government International Bond
4.00%, 02/26/24	394,000	376,270
5.63%, 02/26/44	930,000	848,625
Ecopetrol SA
5.38%, 06/26/26	380,000	324,425
5.88%, 05/28/45	290,000	207,350

		1,756,670

Costa Rica — 0.0%
Costa Rica Government International Bond
7.00%, 04/04/44	200,000	167,500

Croatia (Hrvatska) — 0.0%
Croatia Government International Bond
5.50%, 04/04/23	200,000	203,500

Dominican Republic — 0.0%
Dominican Republic International Bond
10.38%, 03/04/22+(V)	800,000	17,607
14.50%, 02/10/23(V)	1,300,000	33,209
11.38%, 07/06/29+(V)	700,000	15,741
7.45%, 04/30/44 144AΔ	320,000	324,000

		390,557

France — 1.2%
BNP Paribas SA
2.38%, 09/14/17	270,000	273,320
4.38%, 09/28/25 144A	425,000	417,027
BPCE SA
4.63%, 07/11/24 144A	700,000	682,197
4.50%, 03/15/25 144AΔ	1,300,000	1,249,394
Credit Agricole SA
4.38%, 03/17/25 144A	710,000	688,889
7.88%, 01/29/49 144A†Δ	1,600,000	1,641,137
8.38%, 10/29/49 144A†	720,000	810,000
Dexia Credit Local SA
0.72%, 11/07/16 144A†	3,200,000	3,201,082
Numericable-SFR SAS
6.25%, 05/15/24 144A	330,000	319,275
Societe Generale SA
4.25%, 04/14/25 144A@Δ	1,400,000	1,323,685

		10,606,006

Germany — 0.2%
KFW
1.13%, 08/06/18	1,800,000	1,786,423

Greece — 0.1%
Hellenic Railways Organization SA
4.03%, 03/17/17(E)@	700,000	707,478
5.01%, 12/27/17(E)@	100,000	100,525

		808,003

See Notes to Financial Statements.	101

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Guernsey — 0.1%
Credit Suisse Group Funding Guernsey, Ltd.
3.75%, 03/26/25 144A	$500,000	$484,573
4.88%, 05/15/45 144A	350,000	346,465

		831,038

Iceland — 0.0%
Glitnir HF
6.69%, 06/15/16+ 144A#Δ	1,000,000	10
7.45%, 03/29/49+ 144A#	100,000	1
Kaupthing Bank HF
7.13%, 05/19/16+ 144A#	350,000	3

		14

India — 0.1%
Bharti Airtel, Ltd.
4.38%, 06/10/25 144AΔ	530,000	518,953

Indonesia — 0.2%
Indonesia Government International Bond
4.88%, 05/05/21	770,000	800,467
5.38%, 10/17/23	200,000	208,438
4.75%, 01/08/26 144A	250,000	247,378
7.75%, 01/17/38	100,000	117,484

		1,373,767

Ireland — 0.3%
GE Capital International Funding Co.
2.34%, 11/15/20 144A	848,000	841,503
3.37%, 11/15/25 144AΔ	597,000	608,559
4.42%, 11/15/35 144A	229,000	234,154
GE Capital International Funding Co.
2.34%, 11/15/20	875,000	868,297

		2,552,513

Israel — 0.3%
Israel Government AID Bond
5.50%, 09/18/23	1,200,000	1,440,143
5.50%, 12/04/23Δ	200,000	240,924
5.50%, 04/26/24	500,000	605,701

		2,286,768

Italy — 0.5%
Intesa Sanpaolo SpA
1.70%, 04/11/16†	1,700,000	1,701,294
2.38%, 01/13/17	1,075,000	1,078,766
3.88%, 01/16/18	600,000	615,546
5.02%, 06/26/24 144A	975,000	960,888

		4,356,494

Japan — 0.2%
Meiji Yasuda Life Insurance Co.
5.20%, 10/20/45 144A†	300,000	309,430
Mitsubishi UFJ Trust & Banking Corporation
2.65%, 10/19/20 144A	625,000	625,052
Resona Bank, Ltd.
5.85%, 09/29/49 144A†@	250,000	252,500
Sumitomo Mitsui Financial Group, Inc.
4.44%, 04/02/24 144A	550,000	566,019

		1,753,001

	Par	Value
Jersey — 0.1%
UBM PLC
5.75%, 11/03/20 144A	$230,000	$246,068
UBS Group Funding Jersey, Ltd.
4.13%, 09/24/25 144A	890,000	890,844

		1,136,912

Jordan — 0.1%
Hashemite Kingdom of Jordan Government AID Bond
2.50%, 10/30/20	1,200,000	1,230,030

Luxembourg — 0.1%
Altice Financing SA
6.63%, 02/15/23 144A	400,000	396,000
ArcelorMittal
6.50%, 03/01/21Δ	80,000	64,791
7.25%, 02/25/22Δ	50,000	40,500
6.13%, 06/01/25Δ	150,000	109,875
8.00%, 10/15/39 STEP	100,000	68,750
Intelsat Jackson Holdings SA
7.50%, 04/01/21Δ	500,000	437,500
Mallinckrodt International Finance SA
4.88%, 04/15/20 144A	90,000	87,075

		1,204,491

Mexico — 1.6%
America Movil SAB de CV
5.63%, 11/15/17	370,000	395,512
6.00%, 06/09/19(M)	3,030,000	175,740
5.00%, 03/30/20	240,000	260,931
Mexican Bonos
8.00%, 06/11/20(M)	8,040,600	513,898
6.50%, 06/10/21(M)	1,625,000	98,014
6.50%, 06/09/22(M)	22,995,700	1,376,285
8.00%, 12/07/23(M)	1,761,600	114,608
10.00%, 12/05/24(M)	25,130,000	1,839,195
7.50%, 06/03/27(M)	1,334,300	84,234
8.50%, 05/31/29(M)	964,000	65,537
7.75%, 11/13/42(M)	45,505,200	2,891,957
Mexico Cetes
0.00%, 01/14/16(M)Ω	33,656,200	195,054
5.14%, 01/21/16(M)Ω	12,090,400	70,027
0.00%, 01/28/16(M)Ω	22,165,800	128,313
0.00%, 02/18/16(M)Ω	35,330,200	204,163
0.00%, 03/17/16(M)Ω	186,895,100	1,076,866
Mexico Government International Bond
3.60%, 01/30/25Δ	440,000	429,880
6.05%, 01/11/40	134,000	147,233
4.75%, 03/08/44	1,498,000	1,368,423
5.55%, 01/21/45	1,220,000	1,255,075
4.60%, 01/23/46	200,000	177,750
Petroleos Mexicanos
5.50%, 01/21/21	190,000	192,128
6.63%, 06/15/35	159,000	142,901
5.50%, 06/27/44 144A	170,000	128,748
6.38%, 01/23/45	580,000	493,801
Trust F/1401
5.25%, 12/15/24 144A	200,000	199,500

		14,025,773

102	See Notes to Financial Statements.

	Par	Value
Morocco & Antilles — 0.0%
OCP SA
4.50%, 10/22/25 144A	$450,000	$420,779

Netherlands — 1.3%
ABN AMRO Bank NV
4.75%, 07/28/25 144A	1,700,000	1,697,705
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
4.63%, 12/01/23	400,000	417,547
4.38%, 08/04/25	370,000	377,043
5.25%, 08/04/45	390,000	410,242
8.38%, 07/29/49†	100,000	103,187
11.00%, 12/29/49 144A†	487,000	603,028
Deutsche Telekom International Finance BV
5.75%, 03/23/16	510,000	514,739
Fiat Chrysler Automobiles NV
4.50%, 04/15/20	200,000	203,500
ING Bank NV
5.80%, 09/25/23 144A	340,000	369,979
4.13%, 11/21/23†	600,000	612,996
ING Groep NV
6.00%, 12/29/49†Δ	375,000	376,406
Majapahit Holding BV
7.75%, 01/20/20	240,000	269,100
Petrobras Global Finance BV
3.88%, 01/27/16	200,000	199,450
1.99%, 05/20/16†	300,000	293,250
2.89%, 03/17/17†	2,500,000	2,296,875
3.25%, 03/17/17	200,000	185,500
2.46%, 01/15/19†	300,000	228,750
5.75%, 01/20/20Δ	635,000	500,063
5.38%, 01/27/21Δ	1,230,000	919,425
6.25%, 03/17/24	380,000	273,600
6.85%, 06/05/15	350,000	228,375
Royal Bank of Scotland NV
4.65%, 06/04/18	130,000	134,267
Shell International Finance BV
4.38%, 03/25/20Δ	320,000	344,022
4.13%, 05/11/35	140,000	134,071
4.38%, 05/11/45	230,000	218,009

		11,911,129

Peru — 0.1%
Peruvian Government International Bond
6.55%, 03/14/37Δ	210,000	243,600
5.63%, 11/18/50	330,000	337,425

		581,025

Poland — 0.5%
Poland Government Bond
3.25%, 07/25/25(P)	12,160,000	3,190,647
Poland Government International Bond
4.00%, 01/22/24	980,000	1,032,421

		4,223,068

Russia — 0.1%
Russian Foreign Bond
4.50%, 04/04/22	400,000	403,266
7.50%, 03/31/30 STEPΔ	285,005	342,115

	Par	Value
7.50%, 03/31/30 STEP 144A	$160,650	$192,842

		938,223

South Africa — 0.0%
South Africa Government International Bond
5.88%, 09/16/25Δ	200,000	205,330

South Korea — 0.6%
Export-Import Bank of Korea
5.00%, 04/11/22	1,500,000	1,682,124
Hyundai Capital Services, Inc.
4.38%, 07/27/16 144A	3,400,000	3,448,290

		5,130,414

Spain — 0.2%
Banco Bilbao Vizcaya Argentaria SA
3.00%, 10/20/20	625,000	623,007
Santander Issuances SAU
5.18%, 11/19/25	600,000	592,037
Telefonica Emisiones SA Unipersonal
6.42%, 06/20/16	90,000	92,079
6.22%, 07/03/17	20,000	21,263
5.88%, 07/15/19	70,000	76,994
5.46%, 02/16/21	675,000	755,238

		2,160,618

Sri Lanka — 0.0%
Sri Lanka Government International Bond
6.85%, 11/03/25 144A	200,000	189,145

Supranational — 0.0%
Inter-American Development Bank
1.00%, 02/27/18	400,000	395,128

Sweden — 0.2%
Nordea Bank AB
4.88%, 05/13/21 144A	640,000	691,487
Stadshypotek AB
1.88%, 10/02/19 144AΔ	900,000	888,216

		1,579,703

Switzerland — 0.9%
Credit Suisse AG
0.79%, 03/11/16†	1,700,000	1,698,752
1.38%, 05/26/17	1,500,000	1,493,220
6.50%, 08/08/23 144AΔ	225,000	242,955
Credit Suisse Group AG
7.50%, 12/29/49 144A†	525,000	553,516
UBS AG
0.97%, 06/01/17†	2,700,000	2,695,445
1.26%, 06/01/20†Δ	1,000,000	997,222

		7,681,110

Turkey — 0.3%
Turkey Government International Bond
5.63%, 03/30/21	160,000	169,600
6.25%, 09/26/22	550,000	598,895
5.75%, 03/22/24	410,000	434,301
4.25%, 04/14/26Δ	270,000	253,976

See Notes to Financial Statements.	103

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Turkish Airlines 2015-1 Class A Pass-Through Trust
4.20%, 03/15/27 144A	$1,563,470	$1,500,931

		2,957,703

United Kingdom — 1.4%
Bank of Scotland PLC
5.25%, 02/21/17 144A	100,000	104,371
Barclays Bank PLC
6.05%, 12/04/17 144A	230,000	245,556
2.50%, 02/20/19	300,000	300,814
Barclays PLC
6.50%, 12/29/49(E)†	800,000	882,772
BP Capital Markets PLC
3.56%, 11/01/21	30,000	30,625
3.51%, 03/17/25Δ	390,000	378,116
Ensco PLC
4.70%, 03/15/21Δ	130,000	104,788
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	350,000	353,024
HSBC Bank PLC
4.75%, 01/19/21 144A	200,000	220,451
HSBC Holdings PLC
4.25%, 03/14/24	240,000	241,284
4.25%, 08/18/25	420,000	417,627
6.50%, 09/15/37	1,000,000	1,203,466
6.38%, 12/29/49†	1,700,000	1,687,125
LBG Capital No.1 PLC
8.00%, 12/29/49 144A†	300,000	315,225
Lloyds Bank PLC
2.30%, 11/27/18	275,000	276,284
12.00%, 12/29/49 144A†@	1,600,000	2,282,880
Lloyds Banking Group PLC
4.50%, 11/04/24Δ	240,000	244,072
Nationwide Building Society
3.90%, 07/21/25 144A	200,000	206,299
Royal Bank of Scotland Group PLC
6.40%, 10/21/19Δ	160,000	177,667
6.13%, 12/15/22	180,000	196,244
6.00%, 12/19/23	410,000	442,278
5.13%, 05/28/24	280,000	284,164
7.64%, 03/29/49†	100,000	105,000
7.50%, 12/29/49†Δ	300,000	313,125
Santander UK Group Holdings PLC
4.75%, 09/15/25 144A	675,000	669,356
Standard Chartered PLC
5.70%, 03/26/44 144A	680,000	683,897
Virgin Media Finance PLC
6.00%, 10/15/24 144A	600,000	600,750

		12,967,260

Virgin Islands (British) — 0.5%
Sinopec Group Overseas Development 2012, Ltd.
2.75%, 05/17/17 144A	230,000	232,107
Sinopec Group Overseas Development 2014, Ltd.
1.10%, 04/10/17 144A†	3,200,000	3,196,074
4.38%, 04/10/24 144A	750,000	776,470

		4,204,651

Total Foreign Bonds (Cost $123,190,610)		117,014,209

	Par	Value
FOREIGN GOVERNMENT INFLATION-LINKED BOND — 0.1%
Brazil — 0.1%
Brazil Notas do Tesouro Nacional Serie B 6.00%, 08/15/50+(B) (Cost $1,989,925)	$1,812,000	$1,083,744
LOAN AGREEMENTS — 0.3%
Avago Technologies Cayman, Ltd. Term B Loan 3.75%, 05/06/21 (Cost $2,728,873)	2,739,254	2,730,132

MORTGAGE-BACKED SECURITIES — 41.5%
Aire Valley Mortgages PLC Series 2005-1X
0.91%, 09/20/66†	371,357	356,924
Aire Valley Mortgages PLC Series 2006-1A
0.79%, 09/20/66 144A†	114,207	109,133
Aire Valley Mortgages PLC Series 2006-1X
0.17%, 09/20/66(E)†	368,949	389,847
Aire Valley Mortgages PLC Series 2007-1A
0.81%, 09/20/66 144A†	273,343	261,336
Alba PLC Series 2007-1
0.76%, 03/17/39(U)†	1,053,118	1,398,333
Alba PLC Series 2015-1
1.75%, 04/24/49(U)†	992,089	1,454,102
Alternative Loan Trust Series 2005-72
0.69%, 01/25/36†	380,534	339,130
Alternative Loan Trust Series 2006-OA11
0.61%, 09/25/46†	710,916	618,754
American Home Mortgage Investment Trust Series 2005-2
2.15%, 09/25/45†	1,319,400	1,285,502
American Home Mortgage Assets Trust Series 2006-5
1.18%, 11/25/46†	973,298	493,864
Banc of America Commercial Mortgage Trust Series 2007-2
5.63%, 04/10/49†	75,000	77,415
Banc of America Funding Trust Series 2005-D
2.75%, 05/25/35†	1,344,457	1,367,370
Banc of America Mortgage Trust Series 2004-F
2.68%, 07/25/34†	114,957	116,978
Banc of America Re-REMIC Trust Series 2010-UB5
5.65%, 02/17/51 144A†	86,826	87,855

104	See Notes to Financial Statements.

	Par	Value
Bayview Commercial Asset Trust Series 2004-3
0.79%, 01/25/35 144A†	$578,227	$522,033
BBCCRE Trust Series 2015-GTP
3.97%, 08/10/33 144A	1,600,000	1,648,671
4.56%, 08/10/33 144A†	1,800,000	1,610,698
BBCMS Trust Series 2015-RRI
1.48%, 05/15/32 144A†	1,700,000	1,685,552
BBCMS Trust Series 2015-STP
3.32%, 09/10/28 144A	1,600,000	1,618,500
Bear Stearns Adjustable Rate Mortgage Trust Series 2002-11
2.43%, 02/25/33†	10,445	10,345
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-2
2.50%, 05/25/34†	52,620	49,690
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-2
2.68%, 03/25/35†	461,141	462,057
Bear Stearns ALT-A Trust Series 2005-4
2.60%, 05/25/35†	339,271	334,845
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW18
5.60%, 06/11/50	814,379	854,386
Bear Stearns Structured Products, Inc. Trust Series 2007-R6
2.69%, 01/26/36†	903,805	742,554
Berica 8 Residential MBS S.r.l. Series 8
0.23%, 03/31/48(E)†	138,856	148,101
Berica ABS S.r.l. Series 2011-1
0.17%, 12/31/55(E)†	867,148	933,750
Chevy Chase Funding LLC Series 2004-4A
0.65%, 10/25/35 144A†	269,359	248,249
CHL Mortgage Pass-Through Trust Series 2003-58
2.86%, 02/19/34†	522,760	521,182
CHL Mortgage Pass-Through Trust Series 2004-HYB5
2.56%, 04/20/35†	1,134,476	1,129,535
Citigroup Commercial Mortgage Trust Series 2008-C7
6.05%, 12/10/49†	598,678	635,777
Citigroup Commercial Mortgage Trust Series 2014-388G
1.08%, 06/15/33 144A†	200,000	197,921
Citigroup Commercial Mortgage Trust Series 2014-GC21
5.02%, 05/10/47 IOΩ†	1,228,700	95,097

	Par	Value
Citigroup Commercial Mortgage Trust Series 2015-GC27
3.77%, 02/10/48	$170,000	$161,366
Citigroup Commercial Mortgage Trust Series 2015-GC29
3.11%, 04/10/48 144A	420,000	293,540
COMM Mortgage Trust Series 2007-C9
5.80%, 12/10/49†	1,178,286	1,226,729
COMM Mortgage Trust Series 2013-CR12
4.30%, 10/10/46	100,000	105,371
4.76%, 10/10/46†	40,000	42,377
5.08%, 10/10/46†	20,000	20,728
COMM Mortgage Trust Series 2013-CR13
4.96%, 12/10/23 IOΩ†	1,105,259	53,772
COMM Mortgage Trust Series 2014-277P
3.61%, 08/10/49 144A†	160,000	162,935
COMM Mortgage Trust Series 2014-CR19
4.72%, 08/10/47†	218,000	216,512
COMM Mortgage Trust Series 2014-SAVA
3.43%, 06/15/34 144A†	400,000	394,199
COMM Mortgage Trust Series 2015-DC1
4.04%, 02/10/48†	100,000	100,163
4.35%, 02/10/48†	80,000	77,057
COMM Mortgage Trust Series 2015-LC19
3.83%, 02/10/48†	100,000	99,203
4.26%, 02/10/48†	190,000	181,928
Commercial Mortgage Pass-Through Certificates Series 2012-CR3
2.82%, 10/15/45	30,000	29,659
Community Funding CLO, Ltd. Series 2015-1A
5.75%, 11/01/27+ STEP 144A	860,000	854,952
Core Industrial Trust Series 2015-TEXW
3.85%, 02/10/34 144A†	460,000	415,447
Credit Suisse Commercial Mortgage Trust Series 2007-C2
5.60%, 01/15/49†	101,000	104,240
Credit Suisse First Boston Mortgage Securities Corporation Series 2003-19
5.25%, 07/25/33 IOΩ	5,984	171
Credit Suisse First Boston Mortgage Securities Corporation Series 2003-AR18
(3.00)%, 07/25/33 IOΩ†	66,521	—
Credit Suisse First Boston Mortgage Securities Corporation Series 2003-AR20
(3.00)%, 08/25/33 IOΩ†	72,467	—

See Notes to Financial Statements.	105

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
CSAIL Commercial Mortgage Trust Series 2015-C1
4.04%, 04/15/50	$60,000	$59,467
CSMC Trust Series 2014-TIKI
1.28%, 09/15/38 144A†	300,000	295,430
CSMC Trust Series 2014-USA
4.19%, 09/15/37 144A	300,000	305,255
4.37%, 09/15/37 144A	310,000	295,069
DECO Series 2015-HRPA
1.20%, 04/27/27 144A(E)†@	1,484,242	1,602,524
Dell Equipment Finance Trust Series 2015-2
0.53%, 10/24/16 144A	596,301	596,302
EQTY Mortgage Trust Series 2014-INNS
2.63%, 05/08/31 144A†	300,000	294,728
Federal Home Loan Mortgage Corporation
8.50%, 06/01/18	658	679
4.50%, 09/01/18	2,642	2,728
8.00%, 08/01/24	1,304	1,452
4.00%, 10/01/25	349,870	369,516
5.50%, 02/01/27	54,107	59,749
7.50%, 11/01/29	5,132	6,243
7.50%, 12/01/29	6,727	8,157
7.50%, 02/01/31	12,213	12,769
2.48%, 07/01/31†	13,187	13,650
7.50%, 11/01/31	8,878	8,935
2.60%, 04/01/32†	2,196	2,298
3.50%, 08/01/33	1,478,845	1,549,246
5.00%, 08/01/33	7,946	8,795
5.00%, 09/01/33	1,590	1,756
5.00%, 10/01/33	5,098	5,629
2.59%, 03/01/34†	2,887	3,070
5.00%, 12/01/34	130,092	142,511
5.50%, 05/01/35	270,908	299,112
5.00%, 07/01/35	7,371	8,135
5.00%, 11/01/35	241,460	264,327
5.50%, 11/01/35	51,981	57,703
5.00%, 12/01/35	19,755	21,944
5.50%, 01/01/36	35,317	39,280
6.00%, 02/01/36	373,868	419,936
2.76%, 01/01/37†	568,567	603,333
5.00%, 02/01/37	24,629	26,936
5.50%, 07/01/37	62,362	69,832
1.94%, 09/01/37†	56,709	59,563
5.50%, 04/01/38	15,044	16,731
7.00%, 02/01/39	195,239	225,381
7.00%, 03/01/39	36,552	39,726
5.50%, 04/01/39	380,740	420,399
4.50%, 06/01/39	164,288	177,127
6.50%, 09/01/39	64,968	73,989
5.50%, 08/01/40	326,101	362,733
5.00%, 06/01/41	5,225	5,719
3.50%, 01/01/42 TBA	1,400,000	1,441,139
3.50%, 10/01/42	169,417	175,041
4.00%, 10/01/42	81,136	86,407
3.50%, 11/01/42	338,030	349,255
3.50%, 12/01/42	80,914	83,598

	Par	Value
3.50%, 01/01/43	$530,766	$548,342
3.50%, 02/01/43	368,599	380,826
3.50%, 04/01/43	888,101	915,923
4.00%, 04/01/43	174,250	185,536
3.50%, 05/01/43	651,631	672,820
4.00%, 05/01/43	87,952	94,212
4.00%, 06/01/43	86,168	92,089
4.00%, 07/01/43	326,171	348,664
4.00%, 08/01/43	181,638	193,481
4.50%, 12/01/43	1,180,345	1,299,079
3.50%, 02/01/44	92,289	95,352
4.50%, 02/01/44	905,608	996,534
4.50%, 03/01/44	279,837	308,084
3.50%, 03/01/45	998,903	1,032,002
3.50%, 02/11/46 TBA	2,000,000	2,054,394
Federal Home Loan Mortgage Corporation REMIC Series 3325
0.83%, 06/15/37†	248,993	251,499
Federal Home Loan Mortgage Corporation REMIC Series 3349
4.30%, 07/15/37 IOΩ†	1,796,430	322,722
Federal Home Loan Mortgage Corporation REMIC Series 3621
0.83%, 01/15/40 IOΩ†	442,528	80,360
Federal Home Loan Mortgage Corporation REMIC Series 3947
7.99%, 10/15/41 IOΩ†	307,288	52,717
Federal Home Loan Mortgage Corporation REMIC Series 3997
5.27%, 11/15/41 IOΩ†	306,079	53,580
Federal Home Loan Mortgage Corporation REMIC Series 4076
4.70%, 07/15/42 IOΩ†	73,467	17,403
Federal Home Loan Mortgage Corporation REMIC Series 4092
4.72%, 09/15/31 IOΩ	636,802	73,387
Federal Home Loan Mortgage Corporation REMIC Series 4097
11.72%, 08/15/42 IOΩ†	70,579	11,727
Federal Home Loan Mortgage Corporation REMIC Series 4099
6.49%, 08/15/42 IOΩ†	364,927	77,043
Federal Home Loan Mortgage Corporation REMIC Series 4136
6.53%, 11/15/42 IOΩ†	72,369	15,442
6.56%, 11/15/42 IOΩ†	74,168	15,956
8.60%, 11/15/42 IOΩ†	77,075	15,310
Federal Home Loan Mortgage Corporation REMIC Series 4139
7.40%, 12/15/42 IOΩ†	217,142	45,365
Federal Home Loan Mortgage Corporation REMIC Series 4194
6.35%, 04/15/43 IOΩ	1,401,941	216,856

106	See Notes to Financial Statements.

	Par	Value
Federal Home Loan Mortgage Corporation REMIC Series 4206
3.00%, 05/15/43	$108,048	$102,200
Federal Home Loan Mortgage Corporation REMIC Series 4210
3.00%, 05/15/43	317,423	290,301
Federal Home Loan Mortgage Corporation REMIC Series 4226
3.00%, 07/15/43	215,019	194,055
Federal Home Loan Mortgage Corporation REMIC Series 4239
2.26%, 06/15/27 IOΩ	638,298	73,904
Federal Home Loan Mortgage Corporation REMIC Series 4298
3.95%, 04/15/43 IOΩ	628,010	96,827
Federal Home Loan Mortgage Corporation REMIC Series 4310
5.08%, 02/15/44 IOΩ†	177,359	35,076
Federal Home Loan Mortgage Corporation REMIC Series 4335
5.22%, 05/15/44 IOΩ†	179,043	36,511
Federal Home Loan Mortgage Corporation REMIC Series 4415
(1.00)%, 04/15/41 IOΩ†	419,552	30,092
Federal Home Loan Mortgage Corporation REMIC Series R007
6.00%, 05/15/36	340,428	381,845
Federal Housing Administration
7.43%, 10/01/18@	25,742	26,114
Federal National Mortgage Association
5.00%, 12/01/17	5,818	6,113
2.80%, 03/01/18	542,064	554,888
3.74%, 05/01/18	1,306,020	1,360,941
3.84%, 05/01/18	420,000	438,713
4.51%, 06/01/19	1,000,000	1,043,079
3.42%, 10/01/20	265,250	280,444
3.62%, 12/01/20	170,293	179,715
4.38%, 06/01/21	642,357	700,529
9.50%, 05/01/22	448	486
1.89%, 07/01/22†	4,611	4,724
3.00%, 01/01/23 TBA	10,000,000	10,000,091
5.50%, 09/01/23	69,964	75,843
5.50%, 10/01/23	15,744	17,069
5.00%, 05/01/24	55,068	60,567
9.50%, 07/01/24	892	968
2.81%, 04/01/25	130,000	128,445
5.50%, 05/01/25	302,438	315,174
3.00%, 01/01/26 TBA	6,200,000	6,386,887
3.50%, 01/01/26 TBA	1,100,000	1,151,950
1.90%, 07/01/27†	14,776	15,419
2.37%, 08/01/27†	27,360	28,927
1.90%, 11/01/27 CONV†	14,207	14,972
2.50%, 01/01/28 TBA	300,000	302,372
2.89%, 02/01/30†	89,778	91,918
2.63%, 06/01/30 CONV†	14,697	15,059

	Par	Value
8.00%, 10/01/30	$17,863	$22,078
2.74%, 12/01/30 CONV†	5,419	5,543
1.90%, 01/01/31†	6,230	6,352
4.50%, 04/01/31	98,994	107,766
2.45%, 05/01/31†	13,122	13,244
4.50%, 05/01/31	348,068	378,980
4.50%, 06/01/31	102,931	112,080
4.50%, 11/01/31	144,154	156,962
6.00%, 11/01/31	2,579	2,941
4.50%, 12/01/31	218,298	237,803
6.00%, 01/01/32	61,923	69,913
6.00%, 03/01/32	11,914	13,502
6.00%, 04/01/32	150,260	169,971
1.90%, 06/01/32†	7,859	8,050
1.89%, 08/01/32†	9,529	9,844
6.00%, 08/01/32	1,616	1,842
2.38%, 02/01/33†	1,046	1,072
5.50%, 04/01/33	33,209	37,963
1.89%, 05/01/33†	37,244	39,727
6.00%, 05/01/33	496	559
5.00%, 07/01/33	44,483	49,211
5.00%, 08/01/33	3,808	4,244
5.00%, 09/01/33	53,993	59,733
5.50%, 09/01/33	1,881	2,111
5.50%, 12/01/33	8,463	9,530
6.00%, 12/01/33	433	489
5.50%, 02/01/34	2,706	3,046
5.50%, 04/01/34	452	509
3.50%, 05/01/34	250,430	262,410
5.50%, 08/01/34	3,596	4,084
5.50%, 10/01/34	161	183
6.00%, 10/01/34	29,941	33,787
1.95%, 12/01/34†	61,618	65,435
5.50%, 12/01/34	16,727	18,838
6.00%, 05/01/35	1,031,506	1,167,143
5.50%, 07/01/35	207	235
6.00%, 07/01/35	148,886	168,049
5.50%, 08/01/35	359	407
6.00%, 08/01/35	44	49
5.50%, 09/01/35	71,843	80,027
5.00%, 10/01/35	149,246	165,069
6.00%, 10/01/35	35,978	40,670
1.90%, 11/01/35†	11,264	11,728
2.11%, 11/01/35†	64,377	67,363
2.17%, 11/01/35†	70,900	74,359
2.23%, 11/01/35†	76,426	80,117
2.23%, 11/01/35†	62,336	65,687
2.25%, 11/01/35†	88,419	92,711
6.00%, 11/01/35	457,458	517,679
5.50%, 12/01/35	1,718	1,951
6.00%, 12/01/35	6,354	7,189
6.00%, 01/01/36	104,708	118,160
6.00%, 02/01/36	4,104	4,682
6.00%, 03/01/36	4,504	5,136
5.50%, 04/01/36	37,884	40,620
6.00%, 04/01/36	5,798	6,614
3.82%, 05/01/36†	84,799	89,171
6.00%, 09/01/36	95,816	108,396
5.50%, 11/01/36	132,114	147,664
6.00%, 01/01/37	626,555	707,048
1.78%, 02/01/37†	599,426	626,379
5.50%, 02/01/37	193	218
6.00%, 02/01/37	534,865	605,986
5.50%, 03/01/37	7,767	8,703

See Notes to Financial Statements.	107

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
6.00%, 03/01/37	$404,500	$457,813
5.50%, 04/01/37	363	408
5.50%, 05/01/37	126	140
5.50%, 06/01/37	148	164
6.00%, 07/01/37	1,029,218	1,171,916
5.50%, 08/01/37	364,531	409,503
6.00%, 08/01/37	81,163	91,767
6.00%, 09/01/37	136,782	154,354
6.50%, 10/01/37	56,534	64,610
7.00%, 10/01/37	8,287	9,956
7.00%, 11/01/37	8,426	9,929
1.90%, 12/01/37†	43,465	45,213
6.00%, 12/01/37	399,582	451,030
7.00%, 12/01/37	5,260	6,222
1.90%, 01/01/38†	31,625	33,630
6.00%, 01/01/38	287,358	327,712
5.50%, 02/01/38	4,381	4,915
7.00%, 02/01/38	5,534	6,145
4.50%, 03/01/38	8,137	8,788
5.50%, 03/01/38	452	503
6.00%, 03/01/38	1,082	1,221
4.50%, 04/01/38	151,590	163,721
5.00%, 04/01/38	154,811	170,270
5.50%, 05/01/38	177	198
6.00%, 05/01/38	35,141	39,706
5.00%, 06/01/38	163,836	180,196
5.50%, 06/01/38	571	640
5.50%, 07/01/38	96,140	108,194
5.50%, 08/01/38	100,686	112,521
7.00%, 08/01/38	4,533	4,908
5.50%, 09/01/38	507	570
6.00%, 11/01/38	44,331	50,143
7.00%, 11/01/38	32,569	38,230
5.50%, 12/01/38	150	167
6.00%, 12/01/38	54,623	61,691
6.00%, 01/01/39	233,601	264,257
7.00%, 02/01/39	16,751	19,476
4.50%, 02/12/39 TBA	14,000,000	15,095,279
7.00%, 03/01/39	146,063	169,168
6.00%, 09/01/39	31,358	35,467
6.00%, 10/01/39	35,010	39,605
6.00%, 12/01/39	534,528	605,717
5.00%, 01/01/40 TBA	2,600,000	2,861,767
1.62%, 06/01/40†	49,183	51,360
1.62%, 10/01/40†	126,761	129,841
1.64%, 10/01/40†	9,252	9,510
1.90%, 11/01/40†	18,255	19,062
4.00%, 01/01/41 TBA	1,000,000	1,058,172
4.00%, 02/01/41 TBA	19,000,000	20,067,416
4.50%, 04/01/41	151,504	164,237
4.50%, 08/01/41	118,512	128,160
4.50%, 11/01/41	451,119	488,125
3.50%, 01/12/42 TBA	6,000,000	6,190,339
3.50%, 02/01/42 TBA	25,000,000	25,739,369
4.00%, 06/01/42	79,862	84,836
3.00%, 08/01/42	171,818	172,465
3.50%, 09/01/42	81,363	84,076
2.50%, 10/01/42	560,218	541,348
4.00%, 10/01/42	326,126	347,231
2.50%, 11/01/42	30,794	29,758
3.00%, 11/01/42	43,860	44,139
4.00%, 11/01/42	742,585	790,671
2.50%, 12/01/42	23,535	22,744
3.00%, 12/01/42	648,920	653,085

	Par	Value
4.00%, 12/01/42	$221,119	$234,541
2.50%, 01/01/43	21,170	20,458
3.00%, 01/01/43	508,617	509,644
3.50%, 01/01/43	2,434,099	2,515,235
2.50%, 02/01/43	21,517	20,794
2.50%, 03/01/43	1,821,171	1,759,907
3.00%, 03/01/43	279,110	281,403
3.50%, 03/01/43	250,729	259,226
2.50%, 04/01/43	1,660,739	1,604,913
3.00%, 04/01/43	413,611	417,010
3.50%, 04/01/43	1,227,296	1,268,767
4.00%, 04/01/43	78,874	84,276
2.50%, 05/01/43	37,089	35,842
3.00%, 05/01/43	2,159,101	2,165,346
3.50%, 05/01/43	83,777	86,619
2.50%, 06/01/43	36,059	34,847
3.00%, 06/01/43	80,718	81,381
4.00%, 06/01/43	808,203	861,310
3.00%, 07/01/43	716,795	722,686
3.50%, 07/01/43	1,441,455	1,489,006
4.00%, 07/01/43	805,236	857,688
2.50%, 08/01/43	909,069	878,612
3.50%, 08/01/43	398,577	411,734
4.00%, 08/01/43	268,095	285,425
4.50%, 09/01/43	1,093,078	1,185,883
2.50%, 10/01/43	46,883	45,309
4.50%, 10/01/43	268,923	295,875
4.50%, 11/01/43	177,112	194,891
5.00%, 11/01/43	864,125	950,414
4.50%, 12/01/43	264,241	290,767
4.50%, 01/01/44	175,283	192,741
4.50%, 02/01/44	1,295,989	1,399,703
4.50%, 07/01/44	176,834	194,001
4.50%, 10/01/44	790,635	865,074
4.00%, 01/01/45	283,235	301,558
4.50%, 02/01/45	1,499,880	1,654,276
3.00%, 03/01/45	1,058,831	1,060,223
3.50%, 10/01/45	5,542,438	5,722,494
3.00%, 11/01/45	1,996,422	1,998,155
3.50%, 12/01/45	3,495,301	3,609,255
Federal National Mortgage Association Interest STRIP Series 409
4.21%, 04/25/27 IOΩ	514,867	53,445
1.68%, 11/25/39 IOΩ	93,527	19,673
0.79%, 11/25/41 IOΩ	291,934	61,599
5.00%, 11/25/41 IOΩ	385,509	77,971
5.42%, 04/25/42 IOΩ	706,111	147,578
Federal National Mortgage Association REMIC Series 1991-97
15.52%, 08/25/21 IOΩ	45	761
Federal National Mortgage Association REMIC Series 2015-M13
2.71%, 06/25/25†	90,000	88,578
Federal National Mortgage Association REMIC Series 1991-137
0.94%, 10/25/21 IOΩ	69	1,135
Federal National Mortgage Association REMIC Series 2000-32
0.81%, 10/18/30†	13,742	13,916

108	See Notes to Financial Statements.

	Par	Value
Federal National Mortgage Association REMIC Series 2005-29
5.50%, 04/25/35	$673,061	$736,455
Federal National Mortgage Association REMIC Series 2007-24
10.64%, 03/25/37 IOΩ†	1,060,095	164,353
Federal National Mortgage Association REMIC Series 2011-52
5.00%, 06/25/41	646,615	708,245
Federal National Mortgage Association REMIC Series 2011-59
5.50%, 07/25/41	1,024,076	1,157,683
Federal National Mortgage Association REMIC Series 2011-87
0.97%, 09/25/41†	3,109,581	3,145,663
Federal National Mortgage Association REMIC Series 2011-96
4.82%, 10/25/41 IOΩ†	711,237	123,555
Federal National Mortgage Association REMIC Series 2012-28
6.50%, 06/25/39	35,150	39,021
Federal National Mortgage Association REMIC Series 2012-46
6.00%, 05/25/42	282,490	319,358
Federal National Mortgage Association REMIC Series 2012-70
7.33%, 02/25/41 IOΩ†	63,538	10,347
5.28%, 07/25/42 IOΩ†	124,314	25,561
Federal National Mortgage Association REMIC Series 2012-74
0.26%, 07/25/27 IOΩ	1,408,827	158,693
5.53%, 03/25/42 IOΩ†	309,449	52,821
Federal National Mortgage Association REMIC Series 2012-75
4.50%, 07/25/42 IOΩ†	95,152	18,938
Federal National Mortgage Association REMIC Series 2012-93
6.96%, 09/25/42 IOΩ†	206,702	40,716
Federal National Mortgage Association REMIC Series 2012-111
7.00%, 10/25/42	60,734	67,618
Federal National Mortgage Association REMIC Series 2012-118
8.01%, 12/25/39 IOΩ	500,924	66,733
Federal National Mortgage Association REMIC Series 2012-128
5.05%, 11/25/42 IOΩ†	234,084	54,605
5.69%, 11/25/42 IOΩ†	155,857	34,841
Federal National Mortgage Association REMIC Series 2012-133
7.81%, 12/25/42 IOΩ†	75,372	15,413
8.27%, 12/25/42 IOΩ†	215,843	41,432

	Par	Value
Federal National Mortgage Association REMIC Series 2012-153
7.00%, 07/25/42	$193,394	$224,741
Federal National Mortgage Association REMIC Series 2013-9
5.50%, 04/25/42	1,114,538	1,239,065
6.50%, 07/25/42	491,773	560,432
Federal National Mortgage Association REMIC Series 2013-14
6.96%, 03/25/43 IOΩ	462,929	71,691
Federal National Mortgage Association REMIC Series 2013-19
6.28%, 03/25/43 IOΩ†	530,772	117,405
Federal National Mortgage Association REMIC Series 2013-29
5.89%, 04/25/43 IOΩ	1,350,304	213,405
Federal National Mortgage Association REMIC Series 2013-67
5.86%, 07/25/43 IOΩ†	161,127	36,157
Federal National Mortgage Association REMIC Series 2014-47
0.01%, 08/25/44 IOΩ†	2,195,835	138,214
Federal National Mortgage Association REMIC Series 2015-37
5.66%, 06/25/45 IOΩ†	471,857	85,536
Federal National Mortgage Association REMIC Series 2015-48
4.45%, 07/25/45 IOΩ†	386,845	94,738
4.86%, 07/25/45 IOΩ†	285,352	67,199
Federal National Mortgage Association REMIC Series 2015-55
12.57%, 08/25/55 IOΩ†	375,541	21,328
Federal National Mortgage Association REMIC Series 2015-56
4.72%, 08/25/45 IOΩ†	97,231	24,994
Federal National Mortgage Association REMIC Series 2015-60
5.40%, 08/25/45 IOΩ†	293,037	68,171
FHLMC Multifamily Structured Pass-Through Certificates Series K005
4.32%, 11/25/19	1,100,000	1,190,266
FHLMC Multifamily Structured Pass-Through Certificates Series K008
6.29%, 06/25/20 IOΩ†	719,352	38,601
FHLMC Multifamily Structured Pass-Through Certificates Series K015
4.41%, 07/25/21 IOΩ†	619,572	46,014
FHLMC Multifamily Structured Pass-Through Certificates Series K016
4.36%, 10/25/21 IOΩ†	203,733	14,983

See Notes to Financial Statements.	109

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
FHLMC Multifamily Structured Pass-Through Certificates Series K030
2.78%, 09/25/22	$262,582	$269,552
FHLMC Multifamily Structured Pass-Through Certificates Series K035
3.46%, 08/25/23†	100,000	104,496
FHLMC Multifamily Structured Pass-Through Certificates Series K044
2.81%, 01/25/25	400,000	396,161
FHLMC Multifamily Structured Pass-Through Certificates Series K714
3.03%, 10/25/20†	800,000	827,092
FHLMC Multifamily Structured Pass Through Certificates Series KF11
0.84%, 09/25/25†	1,700,000	1,685,773
FHLMC Multifamily VRD Certificates Series M012
5.50%, 08/15/51 STEP	3,500,000	3,578,750
FHLMC Structured Pass-Through Securities Series T-61
1.64%, 07/25/44†	1,014,187	1,030,627
First Horizon Alternative Mortgage Securities Trust Series 2004-AA1
2.35%, 06/25/34†	474,522	466,350
FNMA 30Yr Pool
3.50%, 01/01/46+	600,000	617,526
FREMF Mortgage Trust Series 2012-K20
4.53%, 05/25/45 IO 144AΩ	5,692,998	57,326
FREMF Mortgage Trust Series 2014-K40
4.07%, 11/25/47 144A†	550,000	486,527
FREMF Mortgage Trust Series 2014-K41
3.83%, 11/25/47 144A†	300,000	271,655
FREMF Mortgage Trust Series 2015-K47
3.60%, 06/25/48 144A†	380,000	338,410
GE Business Loan Trust Series 2007-1A
0.50%, 04/16/35 144A†	516,237	489,155
GE Commercial Mortgage Corporation Trust Series 2007-C1
5.54%, 12/10/49	800,000	822,903
German Residential Funding, Ltd. Series 2013-2
0.90%, 11/27/24(E)†	1,068,690	1,168,083
Giovecca Mortgages S.r.l. Series 2011-1
0.55%, 04/23/48(E)†	324,167	351,261
Government National Mortgage Association
3.95%, 07/15/25	124,797	132,401
7.00%, 01/15/26	4,921	5,441
7.00%, 07/15/27	48,361	56,062
7.00%, 12/15/27	1,204	1,238
7.00%, 01/15/28	14,415	14,775

	Par	Value
7.00%, 03/15/28	$63,984	$75,211
7.00%, 07/15/28	9,203	10,135
7.50%, 07/15/28	12,175	12,520
6.50%, 08/15/28	3,997	4,573
7.00%, 08/15/28	13,198	14,482
7.50%, 08/15/28	8,926	10,002
6.50%, 09/15/28	21,485	24,582
7.00%, 10/15/28	36,103	38,424
7.50%, 03/15/29	20,525	24,746
1.63%, 11/20/29†	37,602	39,130
8.50%, 08/15/30	751	807
8.50%, 11/20/30	8,215	9,741
6.50%, 08/15/31	36,452	41,790
7.50%, 08/15/31	10,342	11,682
6.50%, 10/15/31	73,487	84,396
6.00%, 11/15/31	170,194	191,074
6.50%, 11/15/31	91,716	105,148
6.00%, 12/15/31	36,771	41,282
6.00%, 01/15/32	96,816	110,146
6.00%, 02/15/32	211,510	237,458
6.50%, 02/15/32	112,617	128,972
6.00%, 04/15/32	47,138	52,891
7.50%, 04/15/32	56,033	57,923
6.50%, 06/15/32	102,280	117,260
6.50%, 07/15/32	1,909	2,189
6.50%, 08/15/32	155,477	178,247
6.50%, 09/15/32	128,105	146,866
6.00%, 10/15/32	109,587	123,032
5.50%, 11/15/32	26,714	30,268
6.00%, 11/15/32	87,065	98,707
6.00%, 12/15/32	36,253	40,701
6.50%, 12/15/32	16,134	18,497
5.50%, 01/15/33	14,527	16,187
6.00%, 01/15/33	58,570	65,756
5.50%, 02/15/33	24,909	28,339
6.00%, 02/15/33	43,967	49,361
5.50%, 03/15/33	28,498	32,416
6.50%, 04/15/33	282,641	324,036
6.00%, 06/15/33	20,822	23,376
5.50%, 07/15/33	25,830	29,105
5.50%, 08/15/33	13,229	14,764
5.50%, 09/15/33	10,194	11,592
6.00%, 10/15/33	96,506	108,345
6.50%, 10/15/33	126,364	144,870
6.00%, 12/15/33	222,663	249,980
5.50%, 04/15/34	13,444	15,226
5.50%, 05/15/34	16,687	18,612
6.50%, 08/15/34	261,231	300,698
5.50%, 09/15/34	125,801	141,809
5.50%, 12/15/34	106,810	120,982
5.50%, 01/15/35	107,208	121,459
6.00%, 09/20/38	330,777	370,102
5.00%, 07/20/40	28,492	31,480
5.00%, 09/20/40	117,054	129,333
6.00%, 10/20/40	45,868	52,152
4.00%, 01/01/41 TBA	6,200,000	6,584,109
3.50%, 01/15/41 TBA	200,000	208,074
6.00%, 01/20/41	49,306	56,219
4.50%, 04/20/41	564,257	614,651
3.50%, 01/01/43 TBA	400,000	416,984
4.00%, 08/20/43	977,137	1,040,296
4.00%, 02/20/44	1,960,786	2,090,334
4.00%, 09/20/44	2,925,268	3,109,668
3.00%, 01/15/45	6,591,518	6,682,228

110	See Notes to Financial Statements.

	Par	Value
3.00%, 02/15/45	$239,814	$243,114
3.00%, 03/15/45	2,123,616	2,160,424
3.50%, 04/15/45	1,996,609	2,079,130
4.00%, 08/20/45	3,316,274	3,523,794
4.00%, 09/20/45	1,268,844	1,349,376
4.00%, 10/20/45	2,355,472	2,505,067
3.50%, 01/01/46 TBA	3,000,000	3,127,383
4.00%, 01/01/46 TBA	16,000,000	16,991,248
3.50%, 01/21/46 TBA	1,000,000	1,042,461
4.00%, 01/21/46 TBA	1,000,000	1,061,953
4.00%, 02/22/46 TBA	1,000,000	1,059,863
Government National Mortgage Association Series 2007-30
0.70%, 05/20/37†	239,398	239,995
Government National Mortgage Association Series 2010-31
5.44%, 03/20/39 IOΩ†	72,595	7,185
Government National Mortgage Association Series 2010-85
7.06%, 01/20/40 IOΩ†	99,779	13,879
Government National Mortgage Association Series 2010-H28
0.59%, 12/20/60†	377,168	374,637
Government National Mortgage Association Series 2011-H08
0.67%, 03/20/61†	461,963	460,153
Government National Mortgage Association Series 2011-H09
0.69%, 03/20/61†	306,344	305,198
Government National Mortgage Association Series 2012-34
5.54%, 03/20/42 IOΩ†	66,398	14,209
Government National Mortgage Association Series 2012-44
2.17%, 04/16/41	297,329	298,958
Government National Mortgage Association Series 2012-66
7.75%, 02/20/38 IOΩ	312,616	34,408
Government National Mortgage Association Series 2012-H30
0.54%, 12/20/62†	1,464,640	1,453,504
Government National Mortgage Association Series 2013-113
6.36%, 08/16/43 IOΩ†@	273,685	53,843
Government National Mortgage Association Series 2013-178
3.69%, 06/16/55 IOΩ†	877,344	49,358
Government National Mortgage Association Series 2014-117
4.76%, 08/20/44 IOΩ†	83,243	12,824
Government National Mortgage Association Series 2014-118
4.72%, 08/20/44 IOΩ†	362,937	84,833

	Par	Value
Government National Mortgage Association Series 2014-135
4.50%, 01/16/56 IOΩ†	$7,669,337	$531,839
Government National Mortgage Association Series 2014-93
5.32%, 11/16/55 IOΩ†	4,248,980	262,043
Government National Mortgage Association Series 2015-167
5.28%, 04/16/45 IOΩ†	198,328	45,966
Government National Mortgage Association Series 2015-H11
0.74%, 05/20/65†	3,257,093	3,238,875
Government National Mortgage Association Series 2015-H14
0.62%, 05/20/65†	3,160,312	3,131,838
0.76%, 06/20/65†	4,985,555	4,927,878
Government National Mortgage Association Series 2015-H15
0.77%, 06/20/65†	2,100,950	2,077,387
0.79%, 06/20/65†	4,861,510	4,812,909
Government National Mortgage Association Series 2015-H16
0.79%, 07/20/65†	4,994,355	4,967,695
Government National Mortgage Association Series 2015-H17
0.65%, 06/20/65†	770,492	764,454
Government National Mortgage Association Series 2015-H18
0.79%, 07/20/65†	800,680	794,221
Government National Mortgage Association Series 2015-H19
0.79%, 08/20/65†	798,942	790,949
Government National Mortgage Association Series 2015-H22
0.79%, 09/20/65†	797,668	789,417
Government National Mortgage Association Series 2015-H23
0.81%, 09/20/65†	897,590	889,414
Government National Mortgage Association Series 2015-H26
0.71%, 10/20/65†@	1,701,644	1,688,999
Government National Mortgage Association Series 2015-H30
0.87%, 11/20/65†@	981,561	980,738
Granite Mortgages PLC Series 2003-3
0.33%, 01/20/44(E)†	27,781	30,199
0.96%, 01/20/44(U)†	8,434	12,437
GreenPoint Mortgage Funding Trust Series 2006-OH1
0.60%, 01/25/37†	809,528	651,345

See Notes to Financial Statements.	111

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
GS Mortgage Securities Corporation II Series 2015-GC30
3.38%, 05/10/50	$490,000	$341,851
3.78%, 05/10/50	370,000	369,676
GS Mortgage Securities Trust Series 2007-GG10
5.79%, 08/10/45†	4,479,736	4,602,844
5.80%, 08/10/45†	870,000	856,404
GS Mortgage Securities Trust Series 2011-GC5
5.38%, 08/10/44 IO 144AΩ†	446,689	19,290
GS Mortgage Securities Trust Series 2013-GC16
5.16%, 11/10/46†	130,000	140,500
GSMPS Mortgage Loan Trust Series 2005-LT1
0.88%, 02/25/35 144A†	56,257	53,242
GSR Mortgage Loan Trust Series 2005-AR6
2.81%, 09/25/35†	1,315,432	1,343,926
Impac CMB Trust Series 2004-8
1.14%, 10/25/34†	58,769	50,395
IndyMac ARM Trust Series 2001-H2
1.84%, 01/25/32†	6,836	6,366
IndyMac INDX Mortgage Loan Trust Series 2006-AR12
0.61%, 09/25/46†	905,310	736,165
JP Morgan Alternative Loan Trust Series 2005-A2
0.94%, 01/25/36†	280,012	258,188
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-C6
5.19%, 05/15/45†	280,000	288,390
JP Morgan Mortgage Trust Series 2005-A1
2.71%, 02/25/35†	108,314	108,039
JPMBB Commercial Mortgage Securities Trust Series 2013-C15
5.08%, 11/15/45†	90,000	93,577
JPMBB Commercial Mortgage Securities Trust Series 2013-C17
4.89%, 01/15/47†	50,000	53,483
JPMBB Commercial Mortgage Securities Trust Series 2014-C25
3.41%, 11/15/47	840,000	852,961
JPMBB Commercial Mortgage Securities Trust Series 2015-C30
3.82%, 07/15/48	880,000	901,541
JPMBB Commercial Mortgage Securities Trust Series 2015-C31
3.80%, 08/15/48	1,700,000	1,738,483
JPMBB Commercial Mortgage Securities Trust Series 2015-C32
3.36%, 11/15/48	800,000	805,949

	Par	Value
Kensington Mortgage Securities PLC Series 2007-1X
0.67%, 06/14/40†	$1,283,688	$1,165,463
LB Commercial Mortgage Trust Series 2007-C3
5.85%, 07/15/44†	561,969	582,098
LB-UBS Commercial Mortgage Trust Series 2001-C3
0.00%, 06/15/36 IO 144AΩ†@	398,209	1,069
Leek Finance Number Eighteen PLC Series 18X
0.13%, 09/21/38(E)†	42,655	49,002
0.83%, 09/21/38†	341,240	360,247
Leek Finance Number Seventeen PLC Series 17A
0.85%, 12/21/37 144A†	135,295	143,998
Leek Finance Number Seventeen PLC Series 17X
0.15%, 12/21/37(E)†	54,118	63,151
0.87%, 12/21/37(U)†	27,059	42,802
Lehman XS Trust Series 2005-5N
0.72%, 11/25/35†	453,531	408,586
Ludgate Funding PLC Series 2007-1
0.75%, 01/01/61(U)†	1,031,223	1,367,985
Ludgate Funding PLC Series 2008-W1X
1.19%, 01/01/61(U)†	892,013	1,237,506
Luminent Mortgage Trust Series 2006-2
0.62%, 02/25/46†	597,407	408,240
Luminent Mortgage Trust Series 2006-7
0.39%, 12/25/36†	1,953,990	1,572,244
Mansard Mortgages PLC Series 2007-1X
0.76%, 04/15/47(U)†	1,045,829	1,401,567
MASTR Adjustable Rate Mortgages Trust Series 2004-4
2.58%, 05/25/34†	184,265	178,272
MASTR Adjustable Rate Mortgages Trust Series 2004-11
1.06%, 11/25/34†	171,534	171,064
MASTR Adjustable Rate Mortgages Trust Series 2004-13
2.77%, 11/21/34†	632,602	646,297
MASTR Adjustable Rate Mortgages Trust Series 2007-R5
2.63%, 11/25/35 144A†	736,775	564,585
Merrill Lynch Mortgage Investors Trust Series 2005-2
1.90%, 10/25/35†	42,169	40,887

112	See Notes to Financial Statements.

	Par	Value
ML-CFC Commercial Mortgage Trust Series 2006-2
5.88%, 06/12/46†	$569,869	$570,040
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7
2.92%, 02/15/46	70,000	69,466
3.21%, 02/15/46	41,000	40,822
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9
3.10%, 05/15/46	300,000	299,839
3.46%, 05/15/46	140,000	140,422
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19
4.00%, 12/15/47	370,000	370,937
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C22
3.56%, 04/15/48	480,000	472,528
Morgan Stanley Capital I Trust Series 2007-HQ11
5.48%, 02/12/44†	50,000	51,505
Morgan Stanley Capital I Trust Series 2015-XLF1
1.47%, 08/14/31 144A†	260,356	259,372
Morgan Stanley Re-REMIC Trust Series 2009-GG10
5.79%, 08/12/45 144A†	1,537,787	1,579,789
MortgageIT Trust Series 2005-4
0.70%, 10/25/35†	760,819	694,670
Motel 6 Trust Series 2015-MTL6
4.53%, 02/05/30 144A	350,000	344,910
MSCG Trust Series 2015-ALDR
3.46%, 06/07/35 144A†	580,000	579,047
Nomura Resecuritization Trust Series 2014-7R
0.42%, 12/26/35 144A†@	551,219	467,795
Paragon Mortgages No. 15 PLC Series 15X
0.11%, 12/15/39(E)†	1,152,853	1,151,258
Prime Mortgage Trust Series 2006-DR1
5.50%, 05/25/35 144A	2,677,371	2,515,171
6.00%, 05/25/35 144A	2,307,838	2,242,330
Quadrivio Finance SRL Series 2011-1
0.45%, 07/25/60(E)†	175,627	190,077
RBSCF Trust Series 2009-RR2
5.95%, 02/16/51 144A†	2,477,354	2,514,089
Reperforming Loan REMIC Trust Series 2004-R2
0.84%, 11/25/34 144A†	9,616	8,410
ResLoC UK PLC Series 2007-1X
0.03%, 12/15/43(E)†	1,473,290	1,457,453
0.74%, 12/15/43(U)†	368,322	492,980

	Par	Value
RFT 2015-FL1 Issuer, Ltd. Series 2015-FL1
2.08%, 08/15/30 144A†	$1,600,000	$1,589,120
Sequoia Mortgage Trust Series 2003-4
1.12%, 07/20/33†	109,561	102,912
Sequoia Mortgage Trust Series 6
1.04%, 04/19/27†	666,165	618,883
Structured Adjustable Rate Mortgage Loan Trust Series 2004-5
2.55%, 05/25/34†	373,268	372,225
Structured Adjustable Rate Mortgage Loan Trust Series 2005-16XS
0.76%, 08/25/35†	213,825	204,118
Structured Adjustable Rate Mortgage Loan Trust Series 2005-19XS
0.72%, 10/25/35†	1,542,739	1,434,465
Structured Asset Mortgage Investments II Trust Series 2005-AR5
0.65%, 07/19/35†	149,734	129,472
Structured Asset Securities Corporation Series 2005-RF3
0.77%, 06/25/35 144A†	138,078	111,542
Thornburg Mortgage Securities Trust Series 2003-4
1.06%, 09/25/43†	15,069	14,551
Thornburg Mortgage Securities Trust Series 2005-1
2.27%, 04/25/45†	123,733	123,612
Thrones PLC Series 2013-1
2.08%, 07/20/44(U)†	65,410	96,294
Trinity Square Series 2015-1A
1.79%, 07/15/51 144A(U)†@	400,000	585,946
UBS Commercial Mortgage Trust Series 2012-C1
4.57%, 05/10/45 IO 144AΩ†	2,468,284	248,664
UBS-Barclays Commercial Mortgage Trust Series 2012-C4
4.50%, 12/10/45 144A†	320,000	299,333
VNDO Mortgage Trust Series 2012-6AVE
3.00%, 11/15/30 144A	100,000	98,517
Wachovia Bank Commercial Mortgage Trust Series 2006-C27
5.75%, 07/15/45†	724,779	730,778
Wachovia Bank Commercial Mortgage Trust Series 2006-C28
5.56%, 10/15/48	377,931	385,363

See Notes to Financial Statements.	113

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Wachovia Bank Commercial Mortgage Trust Series 2007-C30
0.55%, 12/15/43 144A†	$398,000	$381,077
Washington Mutual Mortgage Pass-Through Certificates Series 2002-AR6
1.66%, 06/25/42†	20,128	19,389
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8
0.71%, 07/25/45†	222,290	208,873
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR13
0.71%, 10/25/45†	1,621,439	1,493,464
Washington Mutual Mortgage Pass-Through Certificates Series 2002-AR19
2.45%, 02/25/33†	8,985	8,841
Washington Mutual Mortgage Pass-Through Certificates Series 2007-HY1
2.21%, 02/25/37†	451,675	392,293
2.30%, 02/25/37†	312,553	278,449
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA3
1.02%, 04/25/47†	858,973	721,370
Waterfall Commercial Mortgage Trust Series 2015-SBC5
4.10%, 09/19/22 144A†	948,630	939,657
Wells Fargo Alternative Loan Trust Series 2007-PA6
2.74%, 12/28/37†	984,818	840,126
Wells Fargo Commercial Mortgage Trust Series 2013-LC12
4.30%, 07/15/46†	20,000	20,507
Wells Fargo Commercial Mortgage Trust Series 2014-LC16
5.24%, 08/15/50 IOΩ†	3,041,178	227,589
Wells Fargo Commercial Mortgage Trust Series 2015-NXS1
3.66%, 05/15/48†	350,000	334,300
Wells Fargo Mortgage-Backed Securities Trust Series 2005-AR2
2.64%, 03/25/35†	128,170	130,160
Wells Fargo Mortgage-Backed Securities Trust Series 2005-AR13
2.74%, 05/25/35†	56,132	56,393
Wells Fargo Mortgage-Backed Securities Trust Series 2005-AR16
2.74%, 08/25/33†	196,294	199,433
WFRBS Commercial Mortgage Trust Series 2012-C7
5.25%, 06/15/45 IO 144AΩ†	304,576	22,001

	Par	Value
WFRBS Commercial Mortgage Trust Series 2012-C10
5.21%, 12/15/45 IO 144AΩ†	$2,366,691	$194,991
WFRBS Commercial Mortgage Trust Series 2013-C13
4.59%, 05/15/45 IO 144AΩ†	2,992,289	207,230
WFRBS Commercial Mortgage Trust Series 2014-C19
5.08%, 03/15/47 IOΩ†	1,061,113	70,744
WFRBS Commercial Mortgage Trust Series 2014-C21
4.96%, 08/15/47 IOΩ†	3,640,028	250,585
WFRBS Commercial Mortgage Trust Series 2014-C24
3.93%, 11/15/47	290,000	298,808
4.29%, 11/15/47	300,000	288,804

Total Mortgage-Backed Securities (Cost $374,149,969)		371,450,295

MUNICIPAL BONDS — 1.5%
Alameda County Joint Powers Authority, Revenue Bond, Series Z
7.05%, 12/01/44	3,300,000	4,331,019
American Municipal Power, Inc., Hydroelectric Projects, Revenue Bond, Series B
8.08%, 02/15/50	600,000	885,504
American Municipal Power, Inc., Revenue Bond, Series E
6.27%, 02/15/50	250,000	290,982
Bay Area Toll Authority, Revenue Bond, Sub- Series S1
7.04%, 04/01/50	600,000	827,622
Chicago Transit Authority, Revenue Bond, Series A
6.90%, 12/01/40	700,000	814,254
Chicago Transit Authority, Revenue Bond, Series B
6.90%, 12/01/40	300,000	348,966
Commonwealth of Puerto Rico, General Obligation, Series A
5.50%, 07/01/32	5,000	3,244
6.00%, 07/01/34	10,000	6,575
8.00%, 07/01/35	380,000	276,450
5.25%, 07/01/37	20,000	12,875
5.50%, 07/01/39	85,000	55,038
5.00%, 07/01/41	10,000	6,400
5.75%, 07/01/41	10,000	6,525
Commonwealth of Puerto Rico, General Obligation, Series B
5.88%, 07/01/36	10,000	6,550
Commonwealth of Puerto Rico, General Obligation, Series C
6.00%, 07/01/39	10,000	6,575
County of Clark Department of Aviation, Revenue Bond, Series C
6.82%, 07/01/45	200,000	278,792

114	See Notes to Financial Statements.

	Par	Value
Los Angeles Community College District, General Obligation, Series D
6.68%, 08/01/36	$300,000	$395,475
Municipal Electric Authority of Georgia, Revenue Bond
6.66%, 04/01/57	700,000	831,936
Port Authority of New York & New Jersey, Revenue Bond
5.65%, 11/01/40	500,000	591,695
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bond, Series A
5.75%, 07/01/37	20,000	13,400
6.00%, 07/01/44	55,000	37,194
Puerto Rico Sales Tax Financing Corporation, Revenue Bond, Series C
5.25%, 08/01/40	10,000	5,725
Puerto Rico Sales Tax Financing Corporation, Revenue Bond, Sub-Series A-1
5.00%, 08/01/43	20,000	8,050
5.25%, 08/01/43	10,000	4,025
Puerto Rico Sales Tax Financing Corporation, Revenue Bond, Sub-Series A
5.25%, 08/01/27	5,000	2,131
5.50%, 08/01/28	60,000	25,650
17.43%, 08/01/32Ω	85,000	33,405
14.81%, 08/01/33Ω	25,000	7,532
5.50%, 08/01/37	65,000	26,325
5.75%, 08/01/37	45,000	18,450
5.38%, 08/01/39	35,000	14,087
6.38%, 08/01/39	5,000	2,112
5.50%, 08/01/42	120,000	48,600
6.00%, 08/01/42	100,000	41,500
Puerto Rico Sales Tax Financing Corporation, Revenue Bond, Sub-Series C
11.14%, 08/01/37Ω†	10,000	977
5.38%, 08/01/38	15,000	6,038
6.00%, 08/01/39	35,000	14,525
5.25%, 08/01/41	100,000	40,250
State of California, General Obligation
7.95%, 03/01/36	265,000	317,287
7.55%, 04/01/39	85,000	123,548
7.35%, 11/01/39	800,000	1,133,960
7.60%, 11/01/40	800,000	1,188,200
State of Illinois, General Obligation
7.35%, 07/01/35	375,000	411,390

Total Municipal Bonds (Cost $13,809,569)		13,500,838

	Number of Contracts
PURCHASED OPTIONS — 0.1%
Call Options — 0.0%
10-Year U.S. Treasury Note, Strike Price $126.50, Expires 01/22/16 (GSC)	24	7,500

	Number of
	Contracts	Value
10-Year U.S. Treasury Note, Strike Price $127.50, Expires 01/22/16 (GSC)	21	$2,297
5-Year U.S. Treasury Note, Strike Price $118.50, Expires 01/22/16 (GSC)	32	8,750
5-Year U.S. Treasury Note, Strike Price $118.75, Expires 01/22/16 (GSC)	27	4,852
90-Day Euro, Strike Price $99.50, Expires 03/14/16 (GSC)	67	837
Long U.S. Treasury Bond, Strike Price $155.00, Expires 01/22/16 (WF)	30	27,187
Long U.S. Treasury Bond, Strike Price $156.00, Expires 01/22/16 (MLCS)	14	8,531
Long U.S. Treasury Bond, Strike Price $157.00, Expires 01/22/16 (JEFF)	31	12,594

		72,548

Put Options — 0.1%
10-Year U.S. Treasury Note, Strike Price $125.00, Expires 01/22/16 (MLCS)	33	7,734
1-Year Eurodollar Mid Curve Option, Strike Price $98.625, Expires 01/15/16 (GSC)	72	9,450
1-Year Eurodollar Mid Curve Option, Strike Price $98.75, Expires 01/15/16 (GSC)	48	16,800
1-Year Eurodollar Mid Curve Option, Strike Price $98.875, Expires 01/15/16 (GSC)	53	34,119
90-Day Euro, Strike Price $99.25, Expires 03/14/16 (GSC)	113	14,831
90-Day Euro, Strike Price $99.375, Expires 03/14/16 (GSC)	265	81,157
Long U.S. Treasury Bond, Strike Price $151.00, Expires 01/22/16 (MLCS)	17	7,969
Long U.S. Treasury Bond, Strike Price $154.00, Expires 01/22/16 (GSC)	13	30,875
Long U.S. Treasury Bond, Strike Price $155.00, Expires 01/22/16 (GSC)	13	38,391

		241,326

	Notional Amount
Put Swaptions — 0.0%
3-Month LIBOR, Strike Price 2.58%, Expires 05/12/16 (MSCS)	$170,000,000	10,674
3-Month LIBOR, Strike Price 2.58%, Expires 05/23/16 (MSCS)	380,000,000	26,334
3-Month LIBOR, Strike Price 2.905%, Expires 08/20/18 (MSCS)	160,000,000	135,705

See Notes to Financial Statements.	115

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Notional Amount	Value
3-Month LIBOR, Strike Price 2.94%, Expires 08/20/18 (GSC)	$50,000,000	$40,820

		213,533

Total Purchased Options (Cost $602,600)		527,407

	Par
U.S. TREASURY OBLIGATIONS — 24.2%
U.S. Treasury Bonds
4.38%, 11/15/39	200,000	251,562
3.13%, 02/15/42	300,000	309,861
3.00%, 05/15/42	2,200,000	2,214,265
2.75%, 08/15/42Δ	600,000	573,703
2.75%, 11/15/42	3,830,000	3,653,012
2.88%, 05/15/43Δ	8,240,000	8,036,736
3.63%, 08/15/43‡‡	7,570,000	8,528,226
3.75%, 11/15/43Δ	2,000,000	2,304,258
3.38%, 05/15/44Δ	12,740,000	13,676,594
3.13%, 08/15/44Δ	5,600,000	5,724,796
3.00%, 11/15/44Δ	4,300,000	4,285,724
2.50%, 02/15/45	600,000	538,500
2.88%, 05/15/45	900,000	896,115
2.88%, 08/15/45	8,000,000	7,771,560
3.00%, 11/15/45	2,320,000	2,313,430

		61,078,342

U.S. Treasury Inflationary Index Bonds
2.00%, 01/15/16	5,390,000	6,459,128
0.13%, 04/15/17	1,100,000	1,149,979
0.13%, 04/15/18Δ	2,400,000	2,465,535
0.13%, 04/15/20Δ	9,070,000	9,101,112
1.13%, 01/15/21Δ	3,800,000	4,263,443
0.13%, 01/15/22Δ	500,000	509,726
0.13%, 07/15/22Δ	6,800,000	6,826,923
0.38%, 07/15/23	2,040,000	2,039,096
0.63%, 01/15/24	2,040,000	2,058,206
0.13%, 07/15/24Δ	12,350,000	11,926,741
0.25%, 01/15/25Δ	2,000,000	1,918,840
0.38%, 07/15/25	8,130,000	7,900,577
2.38%, 01/15/27	500,000	682,545
1.75%, 01/15/28	8,000,000	9,937,072
2.50%, 01/15/29Δ	7,100,000	9,332,221
2.13%, 02/15/40	1,280,000	1,661,986
1.38%, 02/15/44Δ	2,530,000	2,633,572
0.75%, 02/15/45	4,100,000	3,620,888

		84,487,590

U.S. Treasury Notes
0.38%, 01/15/16	9,000	9,000
0.25%, 05/15/16	4,245,000	4,242,597
0.63%, 11/30/17	3,390,000	3,362,388
1.50%, 08/31/18	1,410,000	1,419,556
1.50%, 12/31/18Δ	2,800,000	2,813,236
1.63%, 07/31/19	760,000	762,761
1.63%, 12/31/19	4,470,000	4,470,697
1.38%, 04/30/20	250,000	246,797
1.38%, 08/31/20	80,000	78,728
1.38%, 09/30/20	30,000	29,485
1.38%, 10/31/20Δ	100,000	98,244
2.63%, 11/15/20	670,000	696,251
1.75%, 12/31/20	3,000,000	2,997,306

	Par	Value
2.00%, 10/31/21	$1,770,000	$1,775,151
2.13%, 12/31/21	19,450,000	19,624,369
1.50%, 01/31/22	3,040,000	2,955,689
1.75%, 03/31/22	1,100,000	1,083,221
1.88%, 05/31/22	2,400,000	2,377,078
2.00%, 07/31/22	800,000	797,953
1.75%, 09/30/22	1,100,000	1,078,300
1.88%, 10/31/22	2,360,000	2,330,361
2.00%, 11/30/22Δ	6,340,000	6,306,068
2.13%, 12/31/22	3,400,000	3,406,773
2.75%, 02/15/24Δ	400,000	416,711
2.25%, 11/15/24Δ	3,590,000	3,588,736
2.00%, 08/15/25	2,740,000	2,671,927
2.13%, 11/15/25Δ	1,220,000	1,217,403

		70,856,786

Total U.S. Treasury Obligations (Cost $218,691,221)		216,422,718

	Shares
PREFERRED STOCK — 0.1%
GMAC Capital Trust I, 8.125%, 02/15/40† (Cost $592,347)	23,879	605,572

MONEY MARKET FUNDS — 5.5%
GuideStone Money Market Fund (Investor Class)¥	14,520,090	14,520,090
Northern Institutional Liquid Assets Portfolio§	35,137,912	35,137,912

Total Money Market Funds (Cost $49,658,002)		49,658,002

TOTAL INVESTMENTS — 115.5% (Cost $1,049,376,995)		1,033,353,219

	Number of Contracts
WRITTEN OPTIONS — 0.0%
Call Options — 0.0%
10-Year U.S. Treasury Note, Strike Price $125.50, Expires 01/22/16 (GSC)	(19)	(7,422)
10-Year U.S. Treasury Note, Strike Price $127.50, Expires 02/19/16 (GSC)	(14)	(4,594)
10-Year U.S. Treasury Note, Strike Price $128.50, Expires 02/19/16 (WF)	(20)	(3,437)
10-Year U.S. Treasury Note, Strike Price $131.00, Expires 03/21/16 (GSC)	(13)	(609)
90-Day Euro, Strike Price $99.25, Expires 03/14/16 (GSC)	(30)	(3,938)
Long U.S. Treasury Bond, Strike Price $158.00, Expires 01/22/16 (WF)	(13)	(3,453)
Long U.S. Treasury Bond, Strike Price $160.00, Expires 01/22/16 (GSC)	(17)	(2,125)
Long U.S. Treasury Bond, Strike Price $160.00, Expires 02/19/16 (MLCS)	(28)	(13,562)
Long U.S. Treasury Bond, Strike Price $162.00, Expires 02/19/16 (MLCS)	(36)	(10,688)

116	See Notes to Financial Statements.

	Number of Contracts	Value
Long U.S. Treasury Bond, Strike Price $163.00, Expires 02/19/16 (MLCS)	(53)	$(11,594)

		(61,422)

Put Options — 0.0%
1-Year Eurodollar Mid Curve Option, Strike Price $98.50, Expires 01/15/16 (GSC)	(145)	(4,531)
90-Day Euro, Strike Price $99.25, Expires 03/14/16 (GSC)	(468)	(43,875)
Long U.S. Treasury Bond, Strike Price $149.00, Expires 01/22/16 (WF)	(47)	(8,078)
Long U.S. Treasury Bond, Strike Price $152.00, Expires 01/22/16 (MLCS)	(6)	(4,407)

		(60,891)

	Notional Amount
Euro vs. U.S. Dollar, Strike Price $1.078, Expires 01/22/16 (CITIG)	$(1,100,000)	(6,711)
U.S. Dollar vs. Brazilian Real, Strike Price $4.50, Expires 02/12/16 (JPM)	(1,900,000)	(10,103)
U.S. Dollar vs. Brazilian Real, Strike Price $4.55, Expires 03/17/16 (DEUT)	(1,100,000)	(12,739)
U.S. Dollar vs. Brazilian Real, Strike Price $4.60, Expires 03/14/16 (CS)	(1,600,000)	(15,078)
U.S. Dollar vs. Russian Ruble, Strike Price $87.00, Expires 12/08/16 (HKSB)	(700,000)	(35,648)

		(80,279)

Put Swaptions — 0.0%
3-Month LIBOR, Strike Price 1.90%, Expires 02/16/16 (JPM)	(460,000,000)	(10,327)
3-Month LIBOR, Strike Price 1.92%, Expires 02/12/16 (MSCS)	(1,610,000,000)	(36,145)
3-Month LIBOR, Strike Price 2.50%, Expires 05/12/16 (MSCS)	(1,580,000,000)	(8,513)
3-Month LIBOR, Strike Price 2.50%, Expires 05/23/16 (MSCS)	(3,680,000,000)	(22,143)
3-Month LIBOR, Strike Price 2.80%, Expires 08/20/18 (GSC)	(230,000,000)	(38,997)
3-Month LIBOR, Strike Price 2.80%, Expires 08/20/18 (MSCS)	(710,000,000)	(120,383)

		(236,508)

Total Written Options (Premiums received $(804,120))		(439,100)

	Par	Value
TBA SALE COMMITMENTS — (1.3)%
Federal National Mortgage Association
3.00%, 01/01/23 TBA	$(2,000,000)	$(2,000,018)
3.50%, 01/12/42 TBA	(6,400,000)	(6,603,028)
3.00%, 02/12/43 TBA	(3,000,000)	(2,994,051)

Total TBA Sale Commitments (Cost $(11,607,242))		(11,597,097)

Liabilities in Excess of Other Assets — (14.2)%		(126,694,039)

NET ASSETS — 100.0%		$894,622,983

See Notes to Financial Statements.	117

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

Swap agreements outstanding at December 31, 2015:

Maturity Date	Reference Obligation	Fixed Deal (Pay) Rate	Currency	Notional Amount	Market Value	Counterparty	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection
06/20/19	People’s Republic of China,
	4.25% due 10/28/14	(1.00)%	USD	950,000	$(7,363)	CITI	$(7,363)
06/20/19	People’s Republic of China,
	4.25% due 10/28/14	(1.00)%	USD	430,000	(3,871)	CITI	(2,161)
06/20/19	People’s Republic of China,
	4.25% due 10/28/14	(1.00)%	USD	250,000	(1,938)	CITI	(784)
06/20/19	People’s Republic of China,
	4.25% due 10/28/14	(1.00)%	USD	220,000	(1,980)	CITI	(1,045)
06/20/19	People’s Republic of China,
	4.25% due 10/28/14	(1.00)%	USD	210,000	(1,628)	CITI	(605)
06/20/19	People’s Republic of China,
	4.25% due 10/28/14	(1.00)%	USD	190,000	(1,710)	CITI	(1,385)
06/20/19	People’s Republic of China,
	4.25% due 10/28/14	(1.00)%	USD	190,000	(1,710)	CITI	(1,296)
06/20/19	People’s Republic of China,
	4.25% due 10/28/14	(1.00)%	USD	180,000	(1,620)	CITI	(1,336)
06/20/19	People’s Republic of China,
	4.25% due 10/28/14	(1.00)%	USD	140,000	(1,260)	CITI	(763)
06/20/19	People’s Republic of China,
	4.25% due 10/28/14	(1.00)%	USD	130,000	(1,170)	CITI	(1,027)
06/20/19	People’s Republic of China,
	4.25% due 10/28/14	(1.00)%	USD	120,000	(927)	CITI	(398)
06/20/19	People’s Republic of China,
	4.25% due 10/28/14	(1.00)%	USD	120,000	(927)	CITI	(388)
06/20/19	People’s Republic of China,
	4.25% due 10/28/14	(1.00)%	USD	120,000	(930)	CITI	146
06/20/19	People’s Republic of China,
	4.25% due 10/28/14	(1.00)%	USD	120,000	(1,080)	CITI	(934)
06/20/19	People’s Republic of China,
	4.25% due 10/28/14	(1.00)%	USD	120,000	(1,080)	JPM	(824)
06/20/19	People’s Republic of China,
	4.25% due 10/28/14	(1.00)%	USD	80,000	(618)	CITI	231
06/20/19	People’s Republic of China,
	4.25% due 10/28/14	(1.00)%	USD	80,000	(720)	CITI	(511)
06/20/19	People’s Republic of China,
	4.25% due 10/28/14	(1.00)%	USD	60,000	(463)	CITI	(197)
06/20/19	People’s Republic of China,
	4.25% due 10/28/14	(1.00)%	USD	60,000	(465)	CITI	(203)
06/20/19	People’s Republic of China,
	4.25% due 10/28/14	(1.00)%	USD	60,000	(540)	JPM	(394)
06/20/19	People’s Republic of China,
	4.25% due 10/28/14	(1.00)%	USD	50,000	(388)	CITI	(149)
06/20/19	People’s Republic of China,
	4.25% due 10/28/14	(1.00)%	USD	30,000	(233)	BOA	(108)
06/20/19	People’s Republic of China,
	4.25% due 10/28/14	(1.00)%	USD	20,000	(155)	BOA	(63)
06/20/19	People’s Republic of China,
	4.25% due 10/28/14	(1.00)%	USD	20,000	(180)	CITI	(97)
06/20/19	People’s Republic of China,
	4.25% due 10/28/14	(1.00)%	USD	10,000	(78)	JPM	(35)
09/20/20	Credit Suisse, Inc.,
	6.50%, due 01/15/12	(1.00)%	USD	300,000	(5,252)	GSC	(8,902)

					$(38,286)		$(30,591)

118	See Notes to Financial Statements.

		Implied	Fixed					Unrealized
		Credit	Deal		Notional			Appreciation
Maturity Date	Reference Obligation	Spread	(Pay) Rate	Currency	Amount	Market Value	Counterparty	(Depreciation)
Credit Default Swaps on Corporate Issues — Sell Protection
05/20/17	Federated Republic of Brazil,
	12.50% due 03/06/30	2.88%	(1.04)%	USD	1,000,000	$(24,072)	DEUT	$(24,072)
12/20/17	Volkswagon International,
	5.375% due 05/22/18	1.31%	0.00%	EUR	900,000	(5,653)	JPM	10,523
12/20/18	Goldman Sachs Group, Inc.,
	5.95% due 01/18/18	0.55%	(1.00)%	USD	700,000	9,296	MSCS	4,291

						$(20,429)		$(9,258)

		Fixed					Unrealized
		Deal		Notional			Appreciation
Maturity Date	Reference Obligation	(Pay) Rate	Currency	Amount	Market Value	Counterparty	(Depreciation)
Credit Default Swaps on Credit Indices — Buy Protection
12/20/20	Dow Jones CDX.NA.HY25 Index	5.00%	USD	3,900,000	$(45,472)	ICE	$(35,848)

		Implied	Fixed					Unrealized
		Credit	Deal		Notional			Appreciation
Maturity Date	Reference Obligation	Spread	(Pay) Rate	Currency	Amount	Market Value	Counterparty	(Depreciation)
Credit Default Swaps on Credit Indices — Sell Protection
06/20/16	Dow Jones CDX.NA.IG16 Index	0.22%	1.00%	USD	4,825,000	$19,396	JPM	$17,499
06/20/16	Dow Jones CDX.NA.IG16 Index	0.22%	1.00%	USD	3,000,000	12,060	BOA	11,421
12/20/20	Dow Jones CDX.NA.HY25 Index	0.89%	1.00%	USD	4,225,000	20,872	ICE	7,371

						$52,328		$36,291

		Fixed					Unrealized
		Deal		Notional			Appreciation
Maturity Date	Reference Obligation	(Pay) Rate	Currency	Amount	Market Value	Counterparty	(Depreciation)
Interest Rate Swaps
06/17/16	U.S. Federal Funds Rate	(0.50)%	USD	6,700,000	$(1,885)	CME	$5,418
11/07/16	MXN-TIIE-Banxico	3.91%	MXN	15,260,000	(124)	CME	(124)
11/08/16	MXN-TIIE-Banxico	3.92%	MXN	6,490,000	(19)	CME	(19)
11/09/16	MXN-TIIE-Banxico	3.92%	MXN	13,130,000	(133)	CME	(133)
01/02/17	Brazil CETIP Interbank Deposit	12.27%	BRL	20,000	(130)	DEUT	(130)
01/02/17	Brazil CETIP Interbank Deposit	12.65%	BRL	10,000	(42)	DEUT	(42)
03/07/17	3-Month KORIBOR	2.88%	KRW	706,340,000	9,516	CITI	9,516
10/06/17	6-Month LIBOR	(1.84)%	GBP	10,000,000	(206,193)	CME	(34,103)
10/15/17	3-Month KORIBOR	2.53%	KRW	3,619,650,000	40,017	DEUT	40,017
10/28/17	3-Month KORIBOR	2.17%	KRW	382,410,000	3,685	CITI	3,685
12/14/17	3-Month LIBOR	(1.75)%	USD	16,600,000	(49,073)	CME	(49,073)
12/16/17	6-Month LIBOR	(1.50)%	GBP	6,700,000	(80,122)	CME	(65,130)
06/15/18	6-Month LIBOR	(1.00)%	GBP	4,000,000	34,581	CME	20,452
09/21/18	6-Month LIBOR	(1.25)%	GBP	3,900,000	19,114	CME	5,989
09/21/18	6-Month LIBOR	(1.50)%	GBP	900,000	(2,094)	CME	(636)
11/14/18	3-Month KLIBOR	(3.88)%	MYR	860,000	68	DEUT	68
11/19/18	3-Month KLIBOR	(3.92)%	MYR	960,000	(212)	CITI	(212)
12/11/18	3-Month KLIBOR	(3.97)%	MYR	1,570,000	(974)	JPM	(974)
12/16/19	3-Month LIBOR	(2.00)%	USD	3,500,000	(57,654)	CME	(41,529)
02/05/20	MXN-TIIE-Banxico	5.27%	MXN	211,800,000	23,895	CME	32,113
06/02/20	3-Month LIBOR	5.62%	MXN	12,200,000	7,892	CME	2,079

See Notes to Financial Statements.	119

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

		Fixed					Unrealized
		Deal		Notional			Appreciation
Maturity Date	Reference Obligation	(Pay) Rate	Currency	Amount	Market Value	Counterparty	(Depreciation)
07/27/20	MXN-TIIE-Banxico	6.96%	MXN	17,700,000	$74,474	CME	$4,774
09/22/20	MXN-TIIE-Banxico	5.50%	MXN	14,800,000	6,429	CME	6,429
12/16/20	3-Month LIBOR	(2.00)%	USD	13,600,000	(185,907)	CS	(244,951)
06/24/21	3-Month LIBOR	2.92%	USD	9,400,000	107,014	BAR	116,419
09/21/21	MXN-TIIE-Banxico	6.07%	MXN	5,400,000	3,475	CME	3,475
11/17/21	MXN-TIIE-Banxico	5.43%	MXN	30,100,000	(29,937)	CME	(18,445)
06/07/22	MXN-TIIE-Banxico	6.00%	MXN	40,800,000	12,805	CME	(15,195)
07/13/22	MXN-TIIE-Banxico	5.94%	MXN	10,200,000	1,760	CME	6,360
09/02/22	3-Month LIBOR	2.81%	USD	16,620,000	89,720	LCH	60,176
09/02/22	MXN-TIIE-Banxico	5.50%	MXN	46,400,000	(30,619)	CME	55,051
09/16/22	MXN-TIIE-Banxico	5.97%	MXN	37,300,000	21,084	CME	21,084
09/22/22	MXN-TIIE-Banxico	(5.91)%	MXN	9,800,000	(1,980)	CME	676
12/16/22	3-Month LIBOR	(2.25)%	USD	49,400,000	(998,680)	CS	(1,396,341)
08/08/23	3-Month KORIBOR	(3.45)%	KRW	1,328,210,000	(135,861)	CITI	(135,861)
08/14/23	3-Month KLIBOR	(4.49)%	MYR	220,000	(910)	DEUT	(910)
08/16/23	3-Month KORIBOR	(3.49)%	KRW	185,320,000	(19,260)	CITI	(19,260)
08/19/23	3-Month KORIBOR	(3.56)%	KRW	228,920,000	(25,033)	JPM	(25,038)
09/26/23	3-Month KLIBOR	(4.33)%	MYR	370,000	(501)	JPM	(501)
11/15/23	3-Month KLIBOR	(4.45)%	MYR	600,000	(1,978)	CITI	(1,978)
12/23/23	3-Month KORIBOR	(3.47)%	KRW	239,520,000	(25,139)	CITI	(25,139)
01/05/24	3-Month KORIBOR	(3.45)%	KRW	71,390,000	(7,632)	JPM	(7,632)
07/01/24	3-Month KORIBOR	(3.47)%	KRW	172,160,000	(18,810)	CITI	(18,810)
11/13/24	6-Month LIBOR	(2.45)%	GBP	1,200,000	(75,049)	CME	(74,958)
08/05/25	3-Month LIBOR	(2.35)%	USD	4,000,000	(104,736)	CME	(104,736)
12/16/25	3-Month LIBOR	(2.50)%	USD	1,500,000	(43,532)	CS	(66,291)
06/15/26	3-Month LIBOR	(2.25)%	USD	2,600,000	(9,124)	LCH	3,670
06/24/29	3-Month LIBOR	(3.22)%	USD	2,400,000	(99,935)	BAR	(115,047)
11/29/29	MXN-TIIE-Banxico	6.77%	MXN	23,400,000	4,060	CME	4,060
01/14/30	United Kingdom Retail Price Index	3.14%	GBP	1,410,000	11,878	GSC	11,878
09/02/30	3-Month LIBOR	(3.00)%	USD	3,870,000	(59,918)	LCH	(56,725)
03/16/31	3-Month LIBOR	2.75%	USD	2,900,000	110,189	LCH	(13,766)
12/18/43	3-Month LIBOR	(3.00)%	USD	2,700,000	(220,076)	MLCS	(665,161)
12/15/44	United Kingdom Retail Price Index	(3.53)%	GBP	100,000	15,337	CS	14,533
12/15/44	United Kingdom Retail Price Index	3.45%	GBP	100,000	4,821	CS	5,168
12/16/45	3-Month LIBOR	(2.75)%	USD	23,900,000	(694,852)	CS	(1,668,388)
12/16/45	3-Month LIBOR	(2.75)%	USD	3,000,000	(87,220)	CS	(182,442)
06/15/46	3-Month LIBOR	(2.50)%	USD	600,000	19,693	LCH	1,496

					$(2,653,837)		$(4,615,094)

		Notional			Notional
		Amount of		Fixed	Amount of				Unrealized
Maturity	Fixed Deal	Currency		Deal	Currency		Market	Counter-	Appreciation
Date	Rate	Received	Currency	(Pay) Rate	Delivered	Currency	Value	party	(Depreciation)
Cross Currency Swap
03/16/26	3-Month EURIBOR	5,900,000	USD	0.00%	6,395,600	EUR	$97,582	CITI	$25,302

Total Swap agreements outstanding at December 31, 2015							$(2,608,114)		$(4,629,198)

120	See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$9,993,433	$—	$9,993,433	$—
Asset-Backed Securities	39,141,640	—	32,324,438	6,817,202
Commercial Paper	7,098,347	—	7,098,347	—
Corporate Bonds	204,126,882	—	203,813,544	313,338
Foreign Bonds:
Australia	5,066,242	—	5,066,242	—
Austria	234,844	—	234,844	—
Belgium	874,040	—	874,040	—
Bermuda	820,888	—	820,888	—
Brazil	1,465,800	—	1,465,800	—
Canada	1,484,457	—	1,484,457	—
Cayman Islands	949,800	—	949,800	—
Chile	1,986,285	—	1,986,285	—
China	1,598,154	—	1,598,154	—
Colombia	1,756,670	—	1,756,670	—
Costa Rica	167,500	—	167,500	—
Croatia (Hrvatska)	203,500	—	203,500	—
Dominican Republic	390,557	—	390,557	—
France	10,606,006	—	10,606,006	—
Germany	1,786,423	—	1,786,423	—
Greece	808,003	—	808,003	—
Guernsey	831,038	—	831,038	—
Iceland	14	—	—	14
India	518,953	—	518,953	—
Indonesia	1,373,767	—	1,373,767	—
Ireland	2,552,513	—	2,552,513	—
Israel	2,286,768	—	2,286,768	—
Italy	4,356,494	—	4,356,494	—
Japan	1,753,001	—	1,753,001	—
Jersey	1,136,912	—	1,136,912	—
Jordan	1,230,030	—	1,230,030	—
Luxembourg	1,204,491	—	1,204,491	—
Mexico	14,025,773	—	14,025,773	—
Morocco & Antilles	420,779	—	420,779	—
Netherlands	11,911,129	—	11,911,129	—
Peru	581,025	—	581,025	—
Poland	4,223,068	—	4,223,068	—
Russia	938,223	—	938,223	—
South Africa	205,330	—	205,330	—
South Korea	5,130,414	—	5,130,414	—
Spain	2,160,618	—	2,160,618	—
Sri Lanka	189,145	—	189,145	—
Supranational	395,128	—	395,128	—
Sweden	1,579,703	—	1,579,703	—
Switzerland	7,681,110	—	7,681,110	—
Turkey	2,957,703	—	1,456,772	1,500,931
United Kingdom	12,967,260	—	12,967,260	—
Virgin Islands (British)	4,204,651	—	4,204,651	—
Foreign Government Inflation-Linked Bond	1,083,744	—	1,083,744	—
Loan Agreements	2,730,132	—	2,730,132	—
Money Market Funds	49,658,002	49,658,002	—	—
Mortgage-Backed Securities	371,450,295	—	361,307,224	10,143,071
Municipal Bonds	13,500,838	—	13,500,838	—
Preferred Stock	605,572	605,572	—	—

See Notes to Financial Statements.	121

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Purchased Options	$527,407	$313,874	$213,533	$—
U.S. Treasury Obligations	216,422,718	—	216,422,718	—

Total Assets - Investments in Securities	$1,033,353,219	$50,577,448	$964,001,215	$18,774,556

Other Financial Instruments***
Forward Foreign Currency Contracts	$656,096	$—	$656,096	$—

Total Assets - Other Financial Instruments	$656,096	$—	$656,096	$—

Liabilities:
Investments in Securities:
TBA Sale Commitments	$(11,597,097)	$—	$(11,597,097)	$—
Written Options	(439,100)	(157,961)	(281,139)	—

Total Liabilities - Investments in Securities	$(12,036,197)	$(157,961)	$(11,878,236)	$—

Other Financial Instruments***
Futures Contracts	$(1,085,279)	$(1,085,279)	$—	$—
Swap Agreements	(2,608,114)	—	(2,608,114)	—

Total Liabilities - Other Financial Instruments	$(3,693,393)	$(1,085,279)	$(2,608,114)	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2015.

The unobservable inputs used in the fair value measurement of the reporting entity’s asset-backed securities, corporate bonds, foreign bonds, foreign government inflation-linked note and mortgage-backed securities are values based on evaluated quotations received from dealers who make markets in such securities. Significant increases (decreases) in those evaluated quotations would result in a significantly higher (lower) fair value measurement.

122	See Notes to Financial Statements.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Value	Asset-Backed Securities	Corporate Bonds	Foreign Bonds	Foreign Government Inflation- Linked Note	Mortgage-Backed Securities
Balance, 12/31/14	$12,902,321	$2,138,585	$1,259,902	$211,147	$1,903,946	$7,388,741
Accrued discounts/premiums	11,775	15,997	(3,268)	577	(401)	(1,130)
Realized gain (loss)(1)	1,876,494	65,077	52,584	1,887,201	(139,021)	10,653
Change in unrealized appreciation (depreciation)(2)	(906,078)	(25,296)	(178,830)	(73,748)	(524,887)	(103,317)
Purchases	13,616,360	5,867,876	(55,177)	1,612,000	—	6,191,661
Sales	(4,436,779)	(1,408,671)	(86,896)	(36,530)	(155,893)	(2,748,789)
Transfers in to Level 3(3)	358,045	304,620	183	—	—	53,242
Transfers out of Level 3(4)	(1,745,114)	—	(661,370)	—	(1,083,744)	—
Maturities	(2,099,702)	—	—	(2,099,702)	—	—
Paydowns	(802,766)	(140,986)	(13,790)	—	—	(647,990)

Balance, 12/31/15	$18,774,556	$6,817,202	$313,338	$1,500,945	$—	$10,143,071

(1)	Realized gain (loss) from the sale of Level 3 securities is included on the Statement of Operations in Net realized gain (loss) from: Investment securities.

(2)

Change in unrealized appreciation (depreciation) is located on the Statement of Operations in Net change in unrealized appreciation (depreciation) on: Investment securities and Net change in unrealized appreciation (depreciation) on: Option contracts written.

(3)

Transfers in to Level 3 represent the value of securities at December 31, 2015 that were transferred from Level 1 and Level 2 to Level 3 of the fair value hierarchy as a result of the inability of the Fund to obtain a price using an objective method such as a pricing vendor.

(4)

Transfers out of Level 3 represent the value of securities at December 31, 2015 that were transferred from Level 3 to Level 2 of the fair value hierarchy as a result of the ability of the Fund to obtain a price using an objective method such as a pricing vendor.

See Notes to Financial Statements.	123

Extended-Duration Bond Fund (Unaudited)

The Fund invested in a diversified portfolio composed primarily of investment grade fixed income securities with an average dollar-weighted duration (a measure of bond prices’ sensitivity to changes in interest rates) normally greater than or equal to seven years. The extended-duration space was challenging in 2015 with both the Fund and the composite benchmark index, 50% Barclays U.S. Long-Term Government Index and 50% Barclays U.S. Long-Term Credit Index, posting negative returns (-5.30% and -2.84%, respectively). Throughout the year, the Fund underweighted lower yielding U.S. Treasury securities in favor of higher yielding corporate bonds, non-U.S. bonds and high yield bonds. The Fund’s benchmark-relative performance was positively impacted by the Fund’s higher-than-benchmark yield, and shorter duration. In contrast, the Fund’s relative performance was negatively impacted by security selection within both investment grade corporate and high yield bonds within market sectors.

During the year, the Fund remained focused on its objective of seeking maximum total return consistent with preservation of capital.

The Fund did not invest in derivative investments during the year.

This Fund may be suitable for investors who are seeking higher returns without investing in stocks, can accept short-term fluctuations in account value and want to diversify their portfolio with a fixed income investment option. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Some derivatives may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns. It is possible to lose money by investing in the Fund.

At December 31, 2015, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Corporate Bonds	53.5
Foreign Bonds	20.9
U.S. Treasury Obligations	18.5
Money Market Funds	6.4
Municipal Bonds	2.2
Asset-Backed Security	1.2
Preferred Stocks	0.1

102.8

Extended-Duration Bond Fund (Unaudited)

Average Annual Total Returns as of 12/31/15
	Institutional Class*	Investor Class*	Benchmark**
One Year	-5.01%	-5.30%	-2.84%
Five Year	6.73%	6.51%	7.15%
Ten Year	7.35%	7.14%	6.54%
Since Inception	7.76%	7.59%	7.00%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2015 Prospectus, as amended on June 01, 2015)(1)	0.58%	0.85%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2005 to December 31, 2015, with all dividends and capital gains reinvested, with the weighted composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

EXTENDED-DURATION BOND FUND SCHEDULE OF INVESTMENTS	December 31, 2015

	Par	Value
ASSET-BACKED SECURITY — 1.2%
Citibank Credit Card Issuance Trust Series 2007-A3 6.15%, 06/15/39 (Cost $3,038,868)	$2,300,000	$2,920,422

CORPORATE BONDS — 53.5%
21st Century Fox America, Inc.
4.75%, 09/15/44	1,847,000	1,783,369
AbbVie, Inc.
4.70%, 05/14/45	1,154,000	1,132,431
AES Corporation
4.88%, 05/15/23	145,000	127,600
Aflac, Inc.
6.45%, 08/15/40	3,005,000	3,693,707
Alcatel-Lucent USA, Inc.
6.45%, 03/15/29	105,000	106,706
Alcoa, Inc.
5.87%, 02/23/22	10,000	9,800
6.75%, 01/15/28	235,000	224,425
5.95%, 02/01/37	85,000	68,850
Ally Financial, Inc.
8.00%, 11/01/31	177,000	205,099
Alta Wind Holdings LLC
7.00%, 06/30/35 144A	456,780	490,206
American International Group, Inc.
4.38%, 01/15/55	3,170,000	2,735,640
Andarko Holding Co.
7.15%, 05/15/28	250,000	256,112
Antero Resources Corporation
5.38%, 11/01/21	125,000	100,625
5.13%, 12/01/22	35,000	26,775
Anthem, Inc.
6.38%, 06/15/37	1,208,000	1,436,970
Apple, Inc.
4.38%, 05/13/45	676,000	684,257
AT&T, Inc.
4.50%, 05/15/35	529,000	490,787
4.30%, 12/15/42	1,242,000	1,065,244
4.35%, 06/15/45	1,120,000	961,830
4.75%, 05/15/46	3,279,000	3,013,785
Bank of America Corporation
6.11%, 01/29/37	900,000	1,024,395
Bank of America NA
6.00%, 10/15/36	2,900,000	3,453,775
Barrick North America Finance LLC
5.70%, 05/30/41	2,582,000	1,735,742
Brocade Communications Systems, Inc.
1.38%, 01/01/20 CONV 144A	140,000	134,750
Bruce Mansfield Unit 1 2007 Pass-Through Trust
6.85%, 06/01/34	942,217	934,070
Burlington Northern Santa Fe LLC
4.15%, 04/01/45	879,000	799,893
California Institute of Technology
4.70%, 11/01/11	2,010,000	1,933,431
CBS Corporation
4.60%, 01/15/45	1,000,000	861,086

	Par	Value
CenturyLink, Inc.
6.45%, 06/15/21Δ	$260,000	$254,800
6.88%, 01/15/28	65,000	48,750
7.65%, 03/15/42	295,000	227,150
Chesapeake Energy Corporation
6.63%, 08/15/20	25,000	7,375
6.88%, 11/15/20	15,000	4,350
4.88%, 04/15/22Δ	70,000	19,779
5.75%, 03/15/23	20,000	5,900
2.50%, 05/15/37 CONV	275,000	130,625
2.25%, 12/15/38 CONV	50,000	16,938
Ciena Corporation
3.75%, 10/15/18 CONV 144A	155,000	192,975
Citigroup, Inc.
8.13%, 07/15/39	1,997,000	2,873,224
Cliffs Natural Resources, Inc.
4.80%, 10/01/20Δ	40,000	7,800
4.88%, 04/01/21	25,000	4,625
6.25%, 10/01/40Δ	75,000	14,250
Comcast Corporation
4.20%, 08/15/34	2,000,000	1,984,988
4.50%, 01/15/43	1,460,000	1,457,381
ConocoPhillips Co.
4.30%, 11/15/44Δ	1,983,000	1,651,674
Continental Airlines 1999-2 Class B Pass-Through Trust
7.57%, 09/15/21	25,620	25,828
Continental Resources, Inc.
4.50%, 04/15/23	5,000	3,597
3.80%, 06/01/24Δ	70,000	49,393
Corning, Inc.
7.25%, 08/15/36	850,000	983,290
Cummins, Inc.
5.65%, 03/01/98	1,620,000	1,695,975
CVS Health Corporation
5.13%, 07/20/45	240,000	253,799
Darden Restaurants, Inc.
6.00%, 08/15/35Δ	990,000	907,017
DCP Midstream LLC
6.45%, 11/03/36 144A	490,000	331,804
Devon Energy Corporation
5.00%, 06/15/45Δ	970,000	737,611
Dillard’s, Inc.
7.00%, 12/01/28	500,000	555,034
Dow Chemical Co.
9.40%, 05/15/39	920,000	1,325,963
DPL, Inc.
6.75%, 10/01/19	173,000	173,000
Enbridge Energy Partners LP
7.38%, 10/15/45	1,000,000	958,077
Energy Transfer Partners LP
5.15%, 03/15/45	1,128,000	799,776
Enterprise Products Operating LLC
5.10%, 02/15/45	595,000	500,118
4.95%, 10/15/54	515,000	404,363
Foot Locker, Inc.
8.50%, 01/15/22	1,000,000	1,216,250
Ford Motor Co.
6.63%, 10/01/28	680,000	786,879
6.38%, 02/01/29	1,255,000	1,416,857

126	See Notes to Financial Statements.

	Par	Value
Freeport-McMoRan, Inc.
5.45%, 03/15/43	$160,000	$84,000
FTS International, Inc.
6.25%, 05/01/22Δ	90,000	25,650
General Electric Capital Corporation
6.75%, 03/15/32	573,000	749,887
5.88%, 01/14/38	150,000	183,900
General Motors Financial Co., Inc.
3.45%, 04/10/22	130,000	124,877
Genworth Holdings, Inc.
4.90%, 08/15/23	115,000	77,050
4.80%, 02/15/24Δ	45,000	30,600
6.50%, 06/15/34Δ	50,000	30,500
Global Marine, Inc.
7.00%, 06/01/28Δ	20,000	9,800
Goldman Sachs Group, Inc.
6.75%, 10/01/37	500,000	586,244
Halliburton Co.
5.00%, 11/15/45	1,722,000	1,706,195
HCA, Inc.
7.58%, 09/15/25	1,000,000	1,087,500
7.05%, 12/01/27	500,000	508,750
HSBC Bank USA NA
7.00%, 01/15/39	3,498,000	4,417,190
Intel Corporation
3.25%, 08/01/39 CONV	1,155,000	1,923,081
International Paper Co.
8.70%, 06/15/38	2,643,000	3,409,158
iStar, Inc.
7.13%, 02/15/18Δ	180,000	186,975
Jefferies Group LLC
6.45%, 06/08/27	50,000	53,058
3.88%, 11/01/29 CONV	65,000	64,919
6.25%, 01/15/36	185,000	171,836
6.50%, 01/20/43	1,990,000	1,845,631
JPMorgan Chase & Co.
4.25%, 11/02/18(Z)	385,000	266,547
5.60%, 07/15/41	2,547,000	2,946,270
4.95%, 06/01/45	1,912,000	1,919,015
KB Home
1.38%, 02/01/19 CONV	95,000	85,441
Kinder Morgan Energy Partners LP
5.80%, 03/15/35	280,000	225,828
Kinder Morgan, Inc.
5.55%, 06/01/45	2,218,000	1,736,885
Kraft Foods Group, Inc.
6.88%, 01/26/39	267,000	317,434
6.50%, 02/09/40	1,000,000	1,169,532
Kraft Heinz Foods Co.
5.20%, 07/15/45 144A	655,000	687,024
Level 3 Communications, Inc.
5.75%, 12/01/22Δ	65,000	66,463
Level 3 Financing, Inc.
5.63%, 02/01/23	430,000	438,600
Liberty Mutual Group, Inc.
6.50%, 03/15/35 144A	1,400,000	1,656,938
Lockheed Martin Corporation
4.70%, 05/15/46	1,238,000	1,273,302
Macy’s Retail Holdings, Inc.
6.38%, 03/15/37Δ	240,000	243,576

	Par	Value
Marathon Petroleum Corporation
5.00%, 09/15/54	$1,241,000	$997,667
Masco Corporation
7.75%, 08/01/29	275,000	305,938
6.50%, 08/15/32	55,000	55,688
McDonald’s Corporation
4.88%, 12/09/45	1,520,000	1,535,233
MeadWestvaco Corporation
7.55%, 03/01/47@	515,000	609,912
Medtronic, Inc.
4.63%, 03/15/45	1,852,000	1,914,888
MetLife, Inc.
5.88%, 02/06/41	500,000	588,485
6.40%, 12/15/66	310,000	339,450
Microchip Technology, Inc.
1.63%, 02/15/25 CONV 144AΔ	85,000	84,894
Microsoft Corporation
4.45%, 11/03/45	1,566,000	1,618,899
Monsanto Co.
4.70%, 07/15/64	537,000	409,351
Morgan Stanley
4.75%, 11/16/18(A)	295,000	221,501
3.13%, 08/05/21(C)	235,000	174,999
4.10%, 05/22/23	300,000	303,540
6.25%, 08/09/26	600,000	703,856
4.35%, 09/08/26	410,000	412,213
4.30%, 01/27/45	1,092,000	1,046,113
Motorola Solutions, Inc.
6.63%, 11/15/37	46,000	47,191
Mutual of Omaha Insurance Co.
6.80%, 06/15/36 144A	100,000	125,778
Navient Corporation
5.00%, 06/15/18	335,000	319,925
5.88%, 10/25/24	30,000	24,113
5.63%, 08/01/33@	1,460,000	978,200
New Albertsons, Inc.
7.45%, 08/01/29	55,000	48,950
8.70%, 05/01/30Δ	25,000	23,750
8.00%, 05/01/31	295,000	269,925
Newell Rubbermaid, Inc.
4.00%, 12/01/24	200,000	184,964
Noble Energy, Inc.
5.05%, 11/15/44	1,016,000	823,109
Old Republic International Corporation
3.75%, 03/15/18 CONV	2,255,000	2,866,669
4.88%, 10/01/24	230,000	236,526
ON Semiconductor Corporation
1.00%, 12/01/20 CONV 144AΔ	85,000	79,581
ONEOK Partners LP
4.90%, 03/15/25	15,000	12,656
6.20%, 09/15/43	5,000	3,823
Owens Corning
7.00%, 12/01/36	2,360,000	2,594,556
Penn Mutual Life Insurance Co.
7.63%, 06/15/40 144A	1,750,000	2,314,513
Phillips 66
4.65%, 11/15/34	1,271,000	1,194,913
4.88%, 11/15/44	1,000,000	895,429
Phillips 66 Partners LP
4.68%, 02/15/45	417,000	309,321

See Notes to Financial Statements.	127

EXTENDED-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Plains All American Pipeline LP
4.90%, 02/15/45	$995,000	$717,915
Priceline Group, Inc.
0.90%, 09/15/21 CONVΔ	110,000	110,963
Prudential Financial, Inc.
6.63%, 06/21/40	3,912,000	4,825,605
PulteGroup, Inc.
6.38%, 05/15/33Δ	1,000,000	1,020,000
Quicken Loans, Inc.
5.75%, 05/01/25 144AΔ	125,000	119,531
Qwest Corporation
7.25%, 09/15/25	490,000	522,157
6.88%, 09/15/33Δ	1,918,000	1,845,300
RPM International, Inc.
2.25%, 12/15/20 CONVΔ	22,000	25,149
Sealed Air Corporation
4.88%, 12/01/22 144A	10,000	10,025
Sempra Energy
6.00%, 10/15/39	991,000	1,114,868
SM Energy Co.
5.00%, 01/15/24Δ	15,000	9,825
Sprint Capital Corporation
6.88%, 11/15/28Δ	1,025,000	717,500
8.75%, 03/15/32	20,000	15,050
Sprint Communications, Inc.
6.00%, 11/15/22	40,000	28,300
Sprint Corporation
7.13%, 06/15/24Δ	15,000	10,894
Tenet Healthcare Corporation
5.00%, 03/01/19Δ	225,000	207,563
Textron, Inc.
6.63%, 04/07/20(U)	160,000	264,267
Time Warner Cable, Inc.
5.50%, 09/01/41	25,000	22,591
4.50%, 09/15/42	45,000	35,438
Time Warner, Inc.
4.85%, 07/15/45	1,039,000	993,172
Toro Co.
6.63%, 05/01/37@	300,000	336,756
Tyson Foods, Inc.
5.15%, 08/15/44	895,000	938,090
United Airlines 2014-1 Class A Pass-Through Trust
4.00%, 10/11/27	111,582	114,093
United States Steel Corporation
6.65%, 06/01/37	95,000	39,425
University of Pennsylvania
4.67%, 09/01/12	3,370,000	3,394,571
US Airways 2012-1 Class A Pass-Through Trust
5.90%, 04/01/26	382,024	422,614
Verizon Communications, Inc.
6.00%, 04/01/41	2,593,000	2,810,309
4.86%, 08/21/46	717,000	681,429
5.01%, 08/21/54	491,000	451,374
4.67%, 03/15/55	580,000	505,639
Verizon Maryland LLC
5.13%, 06/15/33Δ	150,000	148,848
Visa, Inc.
4.30%, 12/14/45	1,798,000	1,828,757
Wells Fargo & Co.
5.61%, 01/15/44	4,912,000	5,468,844

	Par	Value
Weyerhaeuser Co.
6.88%, 12/15/33	$580,000	$670,194

Total Corporate Bonds (Cost $133,259,613)		136,931,806

FOREIGN BONDS — 20.9%
Australia — 2.7%
Barrick PD Australia Finance Proprietary, Ltd.
5.95%, 10/15/39	2,870,000	1,963,797
BHP Billiton Finance (USA), Ltd.
5.00%, 09/30/43	1,846,000	1,665,098
New South Wales Treasury Corporation
6.00%, 02/01/18(A)	730,000	573,343
3.50%, 03/20/19(A)	60,000	45,446
Rio Tinto Finance USA, Ltd.
5.20%, 11/02/40	2,946,000	2,712,367

		6,960,051

Brazil — 0.2%
Brazilian Government International Bond
10.25%, 01/10/28(B)	2,525,000	568,025

Canada — 3.9%
Bombardier, Inc.
6.00%, 10/15/22 144AΔ	745,000	525,970
Canadian Government Bond Residual STRIP
1.43%, 06/01/25(C)Ω†	3,685,000	2,331,854
Glencore Finance Canada, Ltd.
6.00%, 11/15/41 144A	1,979,000	1,438,703
Ontario Generic Residual STRIP
3.07%, 03/08/29(C)Ω†	4,600,000	2,231,683
Saskatchewan Residual STRIP
1.90%, 02/04/22(C)Ω†	3,000,000	1,926,725
TransCanada PipeLines, Ltd.
6.20%, 10/15/37	1,541,000	1,626,361

		10,081,296

Cayman Islands — 0.1%
Transocean, Inc.
6.50%, 11/15/20Δ	5,000	3,475
7.13%, 12/15/21Δ	40,000	25,950
4.30%, 10/15/22	205,000	109,675
6.80%, 03/15/38	20,000	10,875

		149,975

Ireland — 2.0%
eircom Finance, Ltd.
9.25%, 05/15/20 144A(E)	200,000	234,413
GE Capital International Funding Co.
4.42%, 11/15/35 144A	4,811,000	4,919,286

		5,153,699

Italy — 0.7%
Telecom Italia Capital SA
6.38%, 11/15/33	755,000	724,800
6.00%, 09/30/34	1,010,000	936,775

		1,661,575

128	See Notes to Financial Statements.

	Par	Value
Luxembourg — 0.7%
ArcelorMittal
8.00%, 10/15/39 STEP	$215,000	$147,812
7.75%, 03/01/41 STEPΔ	975,000	664,219
Tyco International Finance SA
5.13%, 09/14/45Δ	916,000	954,646

		1,766,677

Malaysia — 0.1%
Telekom Malaysia Bhd
7.88%, 08/01/25 144A	225,000	290,381

Mexico — 1.1%
America Movil SAB de CV
6.45%, 12/05/22(M)	2,600,000	143,770
8.46%, 12/18/36(M)	12,000,000	666,722
Mexican Bonos
8.00%, 12/07/23(M)	21,300,000	1,385,760
10.00%, 12/05/24(M)	3,500,000	256,155
7.50%, 06/03/27(M)	3,500,000	220,955
8.50%, 05/31/29(M)	500,000	33,993
7.75%, 05/29/31(M)	1,000,000	63,756

		2,771,111

Netherlands — 2.9%
Cooperatieve Centrale Raiffeisen-Boerenleen-bank BA
4.63%, 12/01/23	2,996,000	3,127,429
5.25%, 05/24/41	1,023,000	1,170,882
Enel Finance International NV
6.80%, 09/15/37 144A	100,000	122,474
6.00%, 10/07/39 144A	500,000	560,920
Koninklijke Philips NV
6.88%, 03/11/38	2,000,000	2,325,800
Petrobras Global Finance BV
5.63%, 05/20/43Δ	120,000	72,900

		7,380,405

New Zealand — 0.3%
New Zealand Government Bond
5.00%, 03/15/19(Z)	945,000	689,980

Norway — 0.4%
Norway Government Bond
4.25%, 05/19/17 144A(K)	7,670,000	909,007
4.50%, 05/22/19 144A(K)	265,000	33,729
3.75%, 05/25/21 144A(K)	196,000	25,320

		968,056

Spain — 0.8%
Telefonica Emisiones SA Unipersonal
5.13%, 04/27/20	75,000	81,969
7.05%, 06/20/36	1,720,000	2,073,035

		2,155,004

Supranational — 0.9%
Inter-American Development Bank
6.00%, 12/15/17(Z)	3,115,000	2,244,201

United Kingdom — 4.1%
Barclays PLC
5.25%, 08/17/45	1,494,000	1,525,478
Ensco PLC
5.75%, 10/01/44	2,434,000	1,608,845

	Par	Value
Lloyds Banking Group PLC
5.30%, 12/01/45 144A	$1,056,000	$1,071,599
Rio Tinto Finance USA PLC
4.13%, 08/21/42	1,548,000	1,215,604
Standard Chartered PLC
5.20%, 01/26/24 144AΔ	2,514,000	2,588,970
5.70%, 03/26/44 144A	2,492,000	2,506,282

		10,516,778

Total Foreign Bonds (Cost $57,515,396)		53,357,214

MUNICIPAL BONDS — 2.2%
State of Illinois, General Obligation
5.10%, 06/01/33	635,000	601,123
State of Illinois, General Obligation, Series B
5.52%, 04/01/38	425,000	380,039
University of California, Revenue Bond, Series AD
4.86%, 05/15/12	4,912,000	4,673,129

Total Municipal Bonds (Cost $5,830,865)		5,654,291

U.S. TREASURY OBLIGATIONS — 18.5%
U.S. Treasury Bonds
2.75%, 11/15/42	1,200,000	1,144,547
2.88%, 05/15/43Δ	1,345,000	1,311,822
3.63%, 02/15/44	300,000	337,558
3.13%, 08/15/44Δ	22,163,000	22,656,902
3.00%, 11/15/44	4,506,400	4,491,439
3.00%, 05/15/45	3,852,000	3,835,375
2.88%, 08/15/45	8,419,000	8,178,595

		41,956,238

U.S. Treasury Note
2.13%, 05/15/25	5,480,000	5,409,143

Total U.S. Treasury Obligations (Cost $48,527,372)		47,365,381

	Shares
PREFERRED STOCKS — 0.1%
Alcoa, Inc.,
5.38%, 10/01/17 CONV	1,660	55,295
Chesapeake Energy Corporation,
5.00%, 12/31/49 CONVΔ	620	10,850
5.75%, 12/31/49 CONV 144AΔ	80	15,950
El Paso Energy Capital Trust I,
4.75%, 03/31/28CONVΔ	5,350	216,675

Total Preferred Stocks (Cost $435,264)		298,770

See Notes to Financial Statements.	129

EXTENDED-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
MONEY MARKET FUNDS — 6.4%
GuideStone Money Market Fund (Investor Class)¥	7,390,825	$7,390,825
Northern Institutional Liquid Assets Portfolio§	9,010,504	9,010,504

Total Money Market Funds (Cost $16,401,329)		16,401,329

TOTAL INVESTMENTS — 102.8% (Cost $265,008,707)		262,929,213

Liabilities in Excess of Other Assets — (2.8)%		(7,091,332)

NET ASSETS — 100.0%		$255,837,881

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Asset-Backed Security	$2,920,422	$—	$2,920,422	$—
Corporate Bonds	136,931,806	—	136,905,978	25,828
Foreign Bonds	53,357,214	—	53,357,214	—
Money Market Funds	16,401,329	16,401,329	—	—
Municipal Bonds	5,654,291	—	5,654,291	—
Preferred Stocks	298,770	298,770	—	—
U.S. Treasury Obligations	47,365,381	—	47,365,381	—

Total Assets - Investments in Securities	$262,929,213	$16,700,099	$246,203,286	$25,828

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2015.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ending December 31, 2015.

130	See Notes to Financial Statements.

Global Bond Fund (Unaudited)

The divergence in monetary policies among the major central banks, which began in 2014, accelerated in 2015. Although still very accommodating, the Federal Reserve (“Fed”) increased the fed funds rate in December in response to a stronger employment situation and an improving economic outlook. Risks to the U.S. economy continue, and the Fed is expected to be cautious and patient in their pace of further rate hikes, which will be based upon improving data. Outside the United States, however, central banks such as those in Japan, China and Continental Europe have continued their efforts to stimulate economic growth. This dynamic of differing policies will continue to be a major factor in the relative attractiveness of bonds and currencies around the globe. The U.S. dollar continued to gain in value relative to other major currencies including the Great Britain pound, the Japanese yen and the euro. This dollar strength dampened returns for U.S. investors on international bonds (denominated in U.S. dollars), and in many cases, turned small gains in local currency to more substantial losses in U.S. dollar terms. This trend may well continue should the Fed continue to increase short-term interest rates in the United States while the other major central banks maintain their stimulus efforts. The global bond market, as measured by the Barclays Global Aggregate Bond Index, posted an annual return of -3.15%. Emerging market debt, as measured by the J.P. Morgan Emerging Markets Bond Index Plus (“J.P. Morgan EMBI+”) (a U.S. dollar denominated index), generated an annual return of 1.82%.

The Fund is actively managed and invests in a diversified portfolio composed primarily of global fixed income securities with an average dollar-weighted duration (a measure of bond prices’ sensitivity to changes in interest rates) normally between three to 10 years. The Fund maintained its global focus, seeking investment opportunities across a wide array of economies, credits, yield curves and currencies. For the one-year period ended December 31, 2015, the Investor Class of the Fund underperformed its composite benchmark, 50% Barclays Global Aggregate Bond Index – Unhedged, 25% J.P. Morgan EMBI+ and 25% Barclays U.S. Corporate High Yield Index – 2% Issuer Capped, (-6.00% versus -2.21%). The underperformance was primarily due to widening credit spreads and a strengthening U.S. dollar. The yield curve strategy provided minimal performance variation relative to the composite benchmark. During the year, the Fund utilized U.S. and non-U.S. government futures and options to manage yield curve and duration strategies. These strategies were mixed in their impacts on the Fund’s performance. Additionally, the Fund used currency forward contracts and options on currency forwards for hedging purposes which benefited the Fund’s relative performance during the year.

During the year, the Fund remained focused on its objective of seeking to maximize total return through capital gains and current income while preserving principal value.

This Fund may be suitable for investors who have a medium- to long-term investment horizon, seek higher returns than those offered by a shorter maturity bond fund, can accept short-term fluctuations in account value and want to diversify their portfolio with a globally diversified fixed-income investment option. This Fund may invest, to a large extent, in high yield securities, commonly known as junk bonds. While offering higher current yields, these securities may be considered speculative and are subject to greater risks than higher-rated bonds. Securities of emerging countries may involve additional risks including price volatility, reduced liquidity, currency fluctuation and financial reporting requirements as well as political and economic instability. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Some derivatives may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns. It is possible to lose money by investing in the Fund.

Global Bond Fund (Unaudited)

At December 31, 2015, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Corporate Bonds	43.8
Foreign Bonds	33.2
Money Market Funds	14.0
U.S. Treasury Obligations	10.5
Mortgage-Backed Securities	2.1
Loan Agreements	2.0
Common Stocks	1.0
Foreign Government Inflation-Linked Bond	0.6
Preferred Stocks	0.5
Foreign Common Stocks	0.2
Municipal Bond	0.1
Purchased Option	—

108.0

Global Bond Fund (Unaudited)

Average Annual Total Returns as of 12/31/15
	Institutional Class*	Investor Class*	Benchmark**
One Year	0.00%	-6.00%	-2.21%
Five Year	0.00%	2.64%	2.99%
Since Inception	-7.54%	4.49%	5.03%
Inception Date	04/30/15	12/29/06
Total Fund Operating Expenses (May 1, 2015 Prospectus, as amended on June 01, 2015)(1)	0.63%	0.89%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the weighted composite index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a weighted composite benchmark index consisting of 25% JPMorgan Emerging Markets Bond Index Plus, 50% Barclays Global Aggregate Bond Index — Unhedged and 25% Barclays U.S. Corporate High Yield – 2% Issuer Capped Index.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

GLOBAL BOND FUND SCHEDULE OF INVESTMENTS	December 31, 2015

	Par	Value
CORPORATE BONDS — 43.8%
Activision Blizzard, Inc.
5.63%, 09/15/21 144A	$70,000	$73,500
6.13%, 09/15/23 144A	60,000	63,750
AECOM
5.75%, 10/15/22	55,000	56,856
5.88%, 10/15/24	245,000	249,900
AES Corporation
8.00%, 06/01/20Δ	350,000	386,750
7.38%, 07/01/21Δ	170,000	174,250
4.88%, 05/15/23	1,710,000	1,504,800
Air Medical Merger Sub Corporation
6.38%, 05/15/23 144AΔ	200,000	179,000
Alcatel-Lucent USA, Inc.
6.45%, 03/15/29	275,000	279,469
Alcoa, Inc.
5.87%, 02/23/22	5,000	4,900
5.90%, 02/01/27Δ	825,000	761,062
6.75%, 01/15/28	1,380,000	1,317,900
5.95%, 02/01/37	65,000	52,650
Ally Financial, Inc.
5.50%, 02/15/17	70,000	72,275
8.00%, 12/31/18	104,000	113,880
3.50%, 01/27/19	1,000,000	988,750
8.00%, 03/15/20	161,000	183,942
5.13%, 09/30/24Δ	920,000	945,300
8.00%, 11/01/31	345,000	399,769
American Airlines Group, Inc.
5.50%, 10/01/19 144AΔ	1,825,000	1,806,750
American Axle & Manufacturing, Inc.
6.63%, 10/15/22	150,000	157,500
Anadarko Petroleum Corporation
5.95%, 09/15/16	10,000	10,277
6.38%, 09/15/17	80,000	83,924
4.50%, 07/15/44	55,000	42,256
Antero Resources Corporation
5.38%, 11/01/21	365,000	293,825
5.13%, 12/01/22	475,000	363,375
Anthem, Inc.
6.38%, 06/15/37	221,000	262,889
Appvion, Inc.
9.00%, 06/01/20 144A	140,000	56,700
Arch Coal, Inc.
9.88%, 06/15/19#	400,000	5,000
Argos Merger Sub, Inc.
7.13%, 03/15/23 144A	400,000	397,600
Ashtead Capital, Inc.
5.63%, 10/01/24 144AΔ	330,000	335,775
AT&T, Inc.
3.88%, 08/15/21	60,000	61,978
Atrium Windows & Doors, Inc.
7.75%, 05/01/19 144A	565,000	420,925
Atwood Oceanics, Inc.
6.50%, 02/01/20	100,000	54,000
Avon Products, Inc.
8.70%, 03/15/43	115,000	83,375
Ball Corporation
5.25%, 07/01/25	460,000	472,075
Bank of America Corporation
5.49%, 03/15/19	100,000	107,988
4.25%, 10/22/26	100,000	99,196

	Par	Value
6.05%, 06/01/34@	$700,000	$767,486
6.11%, 01/29/37	1,300,000	1,479,682
6.50%, 10/29/49†Δ	920,000	970,600
5.20%, 12/29/49†Δ	300,000	279,750
Barrick North America Finance LLC
5.75%, 05/01/43	1,000,000	725,337
Baxalta, Inc.
5.25%, 06/23/45 144A	120,000	120,673
Beazer Homes USA, Inc.
7.25%, 02/01/23Δ	50,000	44,250
Best Buy Co., Inc.
5.00%, 08/01/18Δ	3,455,000	3,592,336
Blue Cube Spinco, Inc.
10.00%, 10/15/25 144A	1,525,000	1,685,125
Blue Racer Midstream LLC
6.13%, 11/15/22 144A	200,000	139,000
BreitBurn Energy Partners LP
8.63%, 10/15/20	60,000	12,300
Brocade Communications Systems, Inc.
1.38%, 01/01/20 CONV 144A	345,000	332,062
CalAtlantic Group, Inc.
0.25%, 06/01/19 CONV	140,000	125,912
California Resources Corporation
6.00%, 11/15/24Δ	970,000	298,275
Calpine Corporation
5.88%, 01/15/24 144AΔ	304,000	313,120
Calumet Specialty Products Partners LP
6.50%, 04/15/21	230,000	201,250
Carrizo Oil & Gas, Inc.
6.25%, 04/15/23	330,000	268,950
CBC Ammo LLC
7.25%, 11/15/21 144AΔ	350,000	290,675
CCO Holdings LLC
7.00%, 01/15/19	230,000	235,175
5.38%, 05/01/25 144AΔ	130,000	129,675
Celgene Corporation
5.00%, 08/15/45	980,000	987,579
Cemex Finance LLC
9.38%, 10/12/22	550,000	581,625
Century Intermediate Holding Co. 2 Cash coupon
9.75%, 02/15/19 PIK 144A	130,000	133,412
CenturyLink, Inc.
5.63%, 04/01/20Δ	295,000	292,788
7.60%, 09/15/39	810,000	623,700
7.65%, 03/15/42	165,000	127,050
Chemours Co.
6.63%, 05/15/23 144A	1,055,000	743,775
7.00%, 05/15/25 144AΔ	195,000	133,575
Chesapeake Energy Corporation
7.25%, 12/15/18Δ	80,000	32,000
3.57%, 04/15/19†	20,000	5,650
6.63%, 08/15/20	145,000	42,775
6.88%, 11/15/20	75,000	21,750
6.13%, 02/15/21	665,000	190,855
4.88%, 04/15/22Δ	2,620,000	740,307
5.75%, 03/15/23	350,000	103,250
2.50%, 05/15/37 CONV	560,000	266,000
2.25%, 12/15/38 CONV	1,560,000	528,450

134	See Notes to Financial Statements.

	Par	Value
Ciena Corporation
0.88%, 06/15/17 CONVΔ	$2,090,000	$2,059,956
3.75%, 10/15/18 CONV 144A	415,000	516,675
Cincinnati Bell Telephone Co. LLC
6.30%, 12/01/28	155,000	141,050
CIT Group, Inc.
5.00%, 08/15/22	500,000	514,690
5.00%, 08/01/23	670,000	681,725
Citigroup, Inc.
5.13%, 11/12/19(Z)	640,000	450,584
3.50%, 05/15/23	1,305,000	1,285,160
5.35%, 04/29/49†Δ	360,000	341,550
5.95%, 12/29/49†	250,000	240,938
6.30%, 12/29/49†Δ	1,330,000	1,298,412
Clear Channel Worldwide Holdings, Inc.
7.63%, 03/15/20	345,000	319,988
Cleaver-Brooks, Inc.
8.75%, 12/15/19 144A	110,000	106,700
Cliffs Natural Resources, Inc.
6.25%, 10/01/40Δ	1,920,000	364,800
Cloud Peak Energy Resources LLC
6.38%, 03/15/24Δ	60,000	18,000
CME Group, Inc.
5.30%, 09/15/43	860,000	986,891
Comcast Corporation
5.15%, 03/01/20	170,000	190,054
Communications Sales & Leasing, Inc.
8.25%, 10/15/23	410,000	348,500
Compiler Finance Sub, Inc.
7.00%, 05/01/21 144A	360,000	158,400
Concho Resources, Inc.
5.50%, 10/01/22	260,000	237,900
5.50%, 04/01/23	700,000	651,000
ConocoPhillips
6.50%, 02/01/39	20,000	21,115
Consolidated Communications, Inc.
6.50%, 10/01/22	60,000	50,700
Continental Airlines 2007-1 Class A Pass-Through Trust
5.98%, 10/19/23	430,758	476,225
Continental Airlines 2009-1 Pass-Through Trust
9.00%, 01/08/18	853,551	881,504
Continental Resources, Inc.
4.50%, 04/15/23	15,000	10,792
3.80%, 06/01/24Δ	145,000	102,313
Countrywide Financial Corporation
6.25%, 05/15/16	280,000	284,745
Crestwood Midstream Partners LP
6.00%, 12/15/20	250,000	185,000
6.13%, 03/01/22	120,000	84,000
CSC Holdings LLC
6.75%, 11/15/21	210,000	206,850
5.25%, 06/01/24Δ	140,000	123,200
CST Brands, Inc.
5.00%, 05/01/23	170,000	169,150

	Par	Value
CTR Partnership LP
5.88%, 06/01/21	$500,000	$506,875
Cummins, Inc.
5.65%, 03/01/98	860,000	900,332
D.R. Horton, Inc.
4.38%, 09/15/22	1,405,000	1,403,244
DaVita HealthCare Partners, Inc.
5.13%, 07/15/24	90,000	90,169
Delta Air Lines 2007-1 Class B Pass-Through Trust
8.02%, 02/10/24	57,260	64,346
Dillard’s, Inc.
7.75%, 07/15/26	890,000	1,030,765
DISH DBS Corporation
5.88%, 07/15/22	600,000	561,000
5.00%, 03/15/23	410,000	356,700
5.88%, 11/15/24	1,510,000	1,347,675
DJO Finance LLC
8.13%, 06/15/21 144A	830,000	738,700
Dollar Tree, Inc.
5.75%, 03/01/23 144AΔ	920,000	956,800
DPL, Inc.
6.75%, 10/01/19	390,000	390,000
DS Services of America, Inc.
10.00%, 09/01/21 144A	265,000	300,775
Eagle Spinco, Inc.
4.63%, 02/15/21	520,000	480,350
El Paso Natural Gas Co. LLC
8.63%, 01/15/22Δ	90,000	97,975
8.38%, 06/15/32	75,000	72,467
Embarq Corporation
8.00%, 06/01/36	995,000	1,027,338
Enbridge Energy Partners LP
5.88%, 10/15/25	460,000	443,330
7.38%, 10/15/45	435,000	416,764
Enterprise Products Operating LLC
8.38%, 08/01/66†	60,000	53,850
ERAC USA Finance LLC
7.00%, 10/15/37 144A	1,065,000	1,301,849
ExamWorks Group, Inc.
5.63%, 04/15/23	310,000	309,612
First Cash Financial Services, Inc.
6.75%, 04/01/21	40,000	39,400
First Data Corporation
7.00%, 12/01/23 144A	310,000	310,775
FirstEnergy Corporation
7.38%, 11/15/31	185,000	225,889
Florida East Coast Holdings Corporation
6.75%, 05/01/19 144A	630,000	578,025
9.75%, 05/01/20 144A	40,000	27,400
Ford Motor Co.
6.63%, 10/01/28	850,000	983,599
Freeport-McMoRan, Inc.
2.38%, 03/15/18	330,000	259,050
3.55%, 03/01/22Δ	380,000	222,300
5.40%, 11/14/34	115,000	61,525
5.45%, 03/15/43	1,715,000	900,375
Fresenius Medical Care US Finance, Inc.
5.75%, 02/15/21 144A	750,000	806,250

See Notes to Financial Statements.	135

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Frontier Communications Corporation
11.00%, 09/15/25 144A	$105,000	$104,213
7.88%, 01/15/27	405,000	334,125
FTS International, Inc.
6.25%, 05/01/22Δ	210,000	59,850
GameStop Corporation
5.50%, 10/01/19 144AΔ	295,000	291,681
Gates Global LLC
6.00%, 07/15/22 144A	195,000	141,375
General Electric Capital Corporation
6.75%, 09/26/16(Z)	150,000	104,898
3.15%, 09/07/22	95,000	97,319
6.75%, 03/15/32	30,000	39,261
6.88%, 01/10/39	161,000	219,888
General Motors Co.
6.25%, 10/02/43	840,000	890,489
General Motors Financial Co., Inc.
2.75%, 05/15/16	10,000	10,030
4.38%, 09/25/21	120,000	121,839
3.45%, 04/10/22	300,000	288,178
Genesis Energy LP
6.75%, 08/01/22	120,000	102,600
6.00%, 05/15/23	230,000	185,150
Genworth Holdings, Inc.
4.90%, 08/15/23	250,000	167,500
4.80%, 02/15/24Δ	105,000	71,400
6.50%, 06/15/34Δ	110,000	67,100
GEO Group, Inc.
5.88%, 10/15/24	100,000	97,500
Georgia-Pacific LLC
8.88%, 05/15/31	605,000	849,357
Gilead Sciences, Inc.
4.75%, 03/01/46	970,000	984,012
Global Marine, Inc.
7.00%, 06/01/28Δ	45,000	22,050
Goldman Sachs Capital II
4.00%, 12/29/49†	1,290,000	912,675
Goldman Sachs Group, Inc.
2.90%, 07/19/18	130,000	132,622
6.75%, 10/01/37	355,000	416,233
Goodyear Tire & Rubber Co.
5.13%, 11/15/23	1,030,000	1,060,900
7.00%, 03/15/28	690,000	731,400
Guitar Center, Inc.
6.50%, 04/15/19 144A	300,000	253,500
9.63%, 04/15/20 144AΔ	200,000	141,000
Gulfmark Offshore, Inc.
6.38%, 03/15/22Δ	220,000	119,350
Gulfport Energy Corporation
7.75%, 11/01/20	30,000	27,000
Halcon Resources Corporation
8.88%, 05/15/21	270,000	79,650
9.25%, 02/15/22	1,440,000	417,600
Hardwoods Acquisition, Inc.
7.50%, 08/01/21 144A	90,000	74,700
HCA, Inc.
7.50%, 02/15/22	500,000	556,250
7.50%, 12/15/23	770,000	827,750
8.36%, 04/15/24	90,000	102,150
5.38%, 02/01/25	370,000	365,838
7.69%, 06/15/25	815,000	882,238

	Par	Value
7.58%, 09/15/25	$715,000	$777,562
5.88%, 02/15/26	1,060,000	1,066,625
7.05%, 12/01/27	20,000	20,350
7.50%, 11/06/33	205,000	220,375
7.75%, 07/15/36	120,000	128,400
Hercules, Inc.
6.50%, 06/30/29	250,000	212,500
Hexion, Inc.
6.63%, 04/15/20Δ	200,000	156,500
9.00%, 11/15/20	185,000	71,688
Hiland Partners LP
7.25%, 10/01/20 144A	545,000	551,131
Hilton Worldwide Finance LLC
5.63%, 10/15/21	380,000	395,675
Howard Hughes Corporation
6.88%, 10/01/21 144A	640,000	656,000
IASIS Healthcare LLC
8.38%, 05/15/19	520,000	481,000
Iconix Brand Group, Inc.
1.50%, 03/15/18 CONV	225,000	111,375
Intel Corporation
2.95%, 12/15/35 CONV	580,000	743,488
3.25%, 08/01/39 CONV	460,000	765,902
International Lease Finance Corporation
3.88%, 04/15/18	10,000	10,100
6.25%, 05/15/19	75,000	80,531
4.63%, 04/15/21Δ	300,000	308,250
5.88%, 08/15/22	230,000	245,525
INVISTA Finance LLC
4.25%, 10/15/19 144A	915,000	892,125
iStar, Inc.
3.88%, 07/01/16	30,000	29,962
7.13%, 02/15/18	150,000	155,812
4.88%, 07/01/18Δ	95,000	93,456
J.C. Penney Corporation, Inc.
6.38%, 10/15/36	480,000	298,800
7.63%, 03/01/97	815,000	533,825
Jefferies Finance LLC
7.50%, 04/15/21 144AΔ	275,000	243,031
6.88%, 04/15/22 144A	200,000	169,000
Jefferies Group LLC
5.13%, 04/13/18	55,000	57,265
6.88%, 04/15/21	270,000	302,719
5.13%, 01/20/23Δ	305,000	303,040
6.45%, 06/08/27	35,000	37,141
3.88%, 11/01/29 CONV	55,000	54,931
6.25%, 01/15/36	1,135,000	1,054,239
6.50%, 01/20/43	510,000	473,001
Joseph T. Ryerson & Son, Inc.
9.00%, 10/15/17	90,000	69,750
JPMorgan Chase & Co.
4.25%, 11/02/18(Z)	360,000	249,239
3.38%, 05/01/23Δ	370,000	364,227
6.13%, 12/29/49†	260,000	263,250
K. Hovnanian Enterprises, Inc.
7.00%, 01/15/19 144AΔ	115,000	77,625
8.00%, 11/01/19 144A	165,000	103,125
5.00%, 11/01/21	795,000	535,631
KB Home
1.38%, 02/01/19 CONV	440,000	395,725
Kinder Morgan Energy Partners LP
6.50%, 02/01/37	75,000	64,600
6.95%, 01/15/38	90,000	77,502

136	See Notes to Financial Statements.

	Par	Value
Kinder Morgan, Inc.
7.75%, 01/15/32	$80,000	$76,252
Kindred Healthcare, Inc.
8.00%, 01/15/20	200,000	188,000
Kraft Heinz Foods Co.
4.88%, 02/15/25 144A	196,000	208,537
5.20%, 07/15/45 144A	960,000	1,006,935
Lennar Corporation
4.75%, 11/15/22	315,000	313,898
Level 3 Communications, Inc.
5.75%, 12/01/22	150,000	153,375
Level 3 Financing, Inc.
7.00%, 06/01/20	730,000	764,675
5.63%, 02/01/23	980,000	999,600
5.38%, 05/01/25 144A	5,000	4,994
Linn Energy LLC
6.50%, 05/15/19	190,000	34,200
LStar Securities Investment
7.42%, 09/15/20+	1,000,000	997,400
Magnum Hunter Resources Corporation
9.75%, 05/15/20#@Δ	470,000	124,550
Masco Corporation
5.85%, 03/15/17	90,000	93,880
7.75%, 08/01/29	250,000	278,125
6.50%, 08/15/32	175,000	177,188
MBIA Insurance Corporation
11.58%, 01/15/33 144A†	435,000	85,912
MeadWestvaco Corporation
8.20%, 01/15/30	145,000	188,319
7.95%, 02/15/31	45,000	55,655
Meccanica Holdings USA, Inc.
6.25%, 01/15/40 144A	335,000	312,388
Michael Baker International LLC
8.25%, 10/15/18 144A	100,000	90,500
Microchip Technology, Inc.
1.63%, 02/15/25 CONV 144AΔ	280,000	279,650
Micron Technology, Inc.
5.25%, 08/01/23 144A	430,000	388,075
5.50%, 02/01/25Δ	1,815,000	1,583,588
5.63%, 01/15/26 144A	985,000	854,488
Midas Intermediate Holdco II LLC
7.88%, 10/01/22 144A	1,015,000	913,500
Miran Mid Atlantic Series C Pass-Through Trust
10.06%, 12/30/28	769,693	759,610
Molina Healthcare, Inc.
5.38%, 11/15/22 144A	470,000	471,175
Morgan Stanley
4.75%, 11/16/18(A)	275,000	206,484
5.75%, 01/25/21	205,000	230,419
3.13%, 08/05/21(C)	535,000	398,402
3.75%, 02/25/23	125,000	128,233
4.10%, 05/22/23	370,000	374,366
6.25%, 08/09/26	400,000	469,237
4.35%, 09/08/26	940,000	945,073
Motorola Solutions, Inc.
6.63%, 11/15/37	105,000	107,718
MPLX LP
5.50%, 02/15/23 144AΔ	240,000	211,200
4.50%, 07/15/23 144A	20,000	17,994

	Par	Value
4.88%, 12/01/24 144A	$460,000	$415,150
4.88%, 06/01/25 144A	75,000	67,500
Murphy Oil USA, Inc.
6.00%, 08/15/23Δ	160,000	168,800
Murray Energy Corporation
11.25%, 04/15/21 144AΔ	710,000	133,125
Mutual of Omaha Insurance Co.
6.80%, 06/15/36 144A	1,200,000	1,509,341
Natural Resource Partners LP
9.13%, 10/01/18Δ	70,000	45,850
Navient Corporation
5.00%, 06/15/18	700,000	668,500
8.45%, 06/15/18	472,000	497,960
5.50%, 01/15/19	75,000	70,312
4.88%, 06/17/19	220,000	202,950
8.00%, 03/25/20	600,000	594,300
5.88%, 03/25/21Δ	320,000	286,000
5.50%, 01/25/23	1,720,000	1,382,450
6.13%, 03/25/24	1,480,000	1,211,750
5.88%, 10/25/24	600,000	482,250
Neiman Marcus Group, Ltd. LLC
Cash coupon 8.75% or PIK 9.50%, 10/15/21 144A	130,000	81,250
Neptune Finco Corporation
10.88%, 10/15/25 144AΔ	1,070,000	1,123,500
NES Rentals Holdings, Inc.
7.88%, 05/01/18 144A	60,000	54,900
Netflix, Inc.
5.50%, 02/15/22 144AΔ	560,000	576,800
5.88%, 02/15/25 144A	380,000	391,400
New Albertsons, Inc.
7.75%, 06/15/26	410,000	379,250
7.45%, 08/01/29	1,375,000	1,223,750
8.00%, 05/01/31	1,200,000	1,098,000
Newell Rubbermaid, Inc.
4.00%, 12/01/24	445,000	411,544
Newfield Exploration Co.
5.63%, 07/01/24	955,000	818,912
Newmont Mining Corporation
4.88%, 03/15/42	575,000	412,162
Nine West Holdings, Inc.
6.13%, 11/15/34	125,000	20,000
NRG REMA LLC
9.68%, 07/02/26	300,000	291,375
Nuance Communications, Inc.
1.00%, 12/15/35 CONV 144A	730,000	705,819
NWH Escrow Corporation
7.50%, 08/01/21 144A	100,000	80,500
Oasis Petroleum, Inc.
7.25%, 02/01/19Δ	320,000	231,200
6.88%, 03/15/22Δ	580,000	374,100
6.88%, 01/15/23	170,000	105,400
Old Republic International Corporation
3.75%, 03/15/18 CONVΔ	1,600,000	2,034,000
4.88%, 10/01/24	520,000	534,754
ON Semiconductor Corporation
1.00%, 12/01/20 CONV 144AΔ	455,000	425,994
ONEOK Partners LP
4.90%, 03/15/25	40,000	33,749
6.20%, 09/15/43	20,000	15,294

See Notes to Financial Statements.	137

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Outfront Media Capital LLC
5.25%, 02/15/22	$110,000	$112,888
5.88%, 03/15/25	170,000	172,338
Owens Corning
7.00%, 12/01/36	1,800,000	1,978,898
Owens-Brockway Glass Container, Inc.
5.38%, 01/15/25 144AΔ	1,500,000	1,471,875
Pactiv LLC
8.38%, 04/15/27	200,000	187,000
Parker Drilling Co.
6.75%, 07/15/22	80,000	55,200
Parsley Energy LLC
7.50%, 02/15/22 144AΔ	330,000	316,800
Penn Mutual Life Insurance Co.
7.63%, 06/15/40 144A	685,000	905,967
Pioneer Natural Resources Co.
5.88%, 07/15/16	900,000	914,183
Priceline Group, Inc.
0.90%, 09/15/21 CONVΔ	390,000	393,412
PulteGroup, Inc.
7.88%, 06/15/32	1,500,000	1,706,250
6.38%, 05/15/33	470,000	479,400
6.00%, 02/15/35	180,000	177,300
QEP Resources, Inc.
6.88%, 03/01/21	695,000	573,375
5.38%, 10/01/22	135,000	97,200
5.25%, 05/01/23Δ	2,310,000	1,651,650
Quicken Loans, Inc.
5.75%, 05/01/25 144AΔ	1,395,000	1,333,969
Quicksilver Resources, Inc.
11.00%, 07/01/21#	90,000	2,925
Qwest Capital Funding, Inc.
6.50%, 11/15/18	225,000	230,625
Qwest Corporation
7.25%, 09/15/25	615,000	655,361
6.88%, 09/15/33	2,124,000	2,043,492
7.25%, 10/15/35Δ	110,000	108,350
R.R. Donnelley & Sons Co.
7.00%, 02/15/22	495,000	470,250
6.00%, 04/01/24Δ	465,000	415,012
Rain CII Carbon LLC
8.50%, 01/15/21(E)	100,000	80,310
Range Resources Corporation
5.00%, 08/15/22Δ	520,000	391,300
5.00%, 03/15/23Δ	1,690,000	1,267,500
4.88%, 05/15/25 144AΔ	240,000	183,300
Regency Energy Partners LP
5.88%, 03/01/22	340,000	320,875
5.00%, 10/01/22	80,000	70,968
Reliance Holding USA, Inc.
4.50%, 10/19/20 144AΔ	540,000	572,502
Resolute Forest Products, Inc.
5.88%, 05/15/23Δ	190,000	139,175
Reynolds Group Issuer, Inc.
5.75%, 10/15/20Δ	60,000	61,181
Rice Energy, Inc.
6.25%, 05/01/22Δ	160,000	116,000
7.25%, 05/01/23 144A	140,000	102,900
Rovi Corporation
0.50%, 03/01/20 CONV 144A	985,000	865,569
RPM International, Inc.
2.25%, 12/15/20 CONVΔ	47,000	53,727

	Par	Value
Sabine Pass Liquefaction LLC
5.63%, 02/01/21	$540,000	$499,500
Samson Investment Co.
9.75%, 02/15/20#	330,000	743
Sanchez Energy Corporation
7.75%, 06/15/21	330,000	202,950
6.13%, 01/15/23Δ	330,000	179,850
Sealed Air Corporation
4.88%, 12/01/22 144A	25,000	25,062
5.50%, 09/15/25 144A	555,000	567,488
ServiceMaster Co. LLC
7.45%, 08/15/27	1,195,000	1,195,000
Sidewinder Drilling, Inc.
9.75%, 11/15/19 144A	820,000	364,900
Simmons Foods, Inc.
7.88%, 10/01/21 144A	500,000	453,750
SM Energy Co.
5.00%, 01/15/24Δ	40,000	26,200
Southern Copper Corporation
5.25%, 11/08/42	550,000	399,365
Spectrum Brands, Inc.
5.75%, 07/15/25 144A	910,000	937,300
Springleaf Finance Corporation
5.75%, 09/15/16	700,000	710,500
6.50%, 09/15/17	400,000	409,000
7.75%, 10/01/21	145,000	143,369
8.25%, 10/01/23Δ	55,000	55,550
Sprint Capital Corporation
6.88%, 11/15/28	2,915,000	2,040,500
8.75%, 03/15/32	945,000	711,112
Sprint Communications, Inc.
11.50%, 11/15/21Δ	390,000	360,750
Sprint Corporation
7.88%, 09/15/23	510,000	384,285
Steel Dynamics, Inc.
6.38%, 08/15/22Δ	400,000	386,000
Targa Resources Partners LP
5.00%, 01/15/18 144A	255,000	237,150
4.13%, 11/15/19	2,060,000	1,714,950
4.25%, 11/15/23Δ	110,000	85,250
6.75%, 03/15/24 144A	1,050,000	897,750
Taylor Morrison Communities, Inc.
5.25%, 04/15/21 144A	410,000	412,050
Tenet Healthcare Corporation
5.00%, 03/01/19 144A	560,000	519,400
8.13%, 04/01/22	770,000	771,925
6.75%, 06/15/23 144AΔ	285,000	264,872
6.88%, 11/15/31	85,000	69,275
Tesoro Logistics LP
6.25%, 10/15/22 144A	100,000	95,250
Textron, Inc.
6.63%, 04/07/20(U)	130,000	214,717
Time Warner Cable, Inc.
8.75%, 02/14/19	190,000	220,563
8.25%, 04/01/19	40,000	45,965
5.50%, 09/01/41	60,000	54,219
4.50%, 09/15/42Δ	105,000	82,689
Time Warner, Inc.
4.00%, 01/15/22Δ	100,000	103,741
TMX Finance LLC
8.50%, 09/15/18 144AΔ	50,000	37,500
Toys “R” Us, Inc.
7.38%, 10/15/18Δ	210,000	101,850

138	See Notes to Financial Statements.

	Par	Value
TransDigm, Inc.
7.50%, 07/15/21Δ	$970,000	$1,008,800
6.50%, 07/15/24	199,000	198,900
6.50%, 05/15/25 144A	195,000	188,906
TRI Pointe Holdings, Inc.
4.38%, 06/15/19	100,000	97,750
5.88%, 06/15/24	5,000	4,862
United Airlines 2007-1 Pass-Through Trust
6.64%, 01/02/24	194,617	207,510
United Airlines 2009-1 Pass-Through Trust
10.40%, 05/01/18Δ	20,581	21,844
United Airlines 2014-1 Class A Pass-Through Trust
4.00%, 10/11/27	242,570	248,028
United Airlines 2014-2 Class B Pass-Through Trust
4.63%, 03/03/24	90,000	90,338
United Rentals North America, Inc.
6.13%, 06/15/23Δ	400,000	411,000
5.75%, 11/15/24Δ	540,000	537,300
United States Steel Corporation
6.65%, 06/01/37Δ	760,000	315,400
UnitedHealth Group, Inc.
4.75%, 07/15/45	250,000	263,962
Universal Hospital Services, Inc.
7.63%, 08/15/20	440,000	415,250
US Airways 2012-1 Class A Pass-Through Trust
5.90%, 04/01/26	278,213	307,773
US Airways 2012-1 Class B Pass-Through Trust
8.00%, 04/01/21	488,314	527,989
US Airways 2012-2 Class A Pass-Through Trust
4.63%, 12/03/26	223,870	233,105
Verizon Communications, Inc.
6.00%, 04/01/41	70,000	75,866
6.55%, 09/15/43	762,000	907,803
5.01%, 08/21/54	341,000	313,480
Verizon Pennsylvania LLC
6.00%, 12/01/28	35,000	36,961
Wells Fargo & Co.
4.48%, 01/16/24	124,000	130,551
5.88%, 12/29/49†	700,000	737,625
West Corporation
5.38%, 07/15/22 144A	490,000	422,625
WestRock Co.
4.00%, 03/01/23	430,000	432,103
WEX, Inc.
4.75%, 02/01/23 144A	440,000	402,600
Weyerhaeuser Co.
8.50%, 01/15/25	405,000	520,554
6.95%, 10/01/27	55,000	64,964
7.38%, 03/15/32	370,000	441,396
6.88%, 12/15/33	490,000	566,198
Whiting Petroleum Corporation
6.50%, 10/01/18Δ	430,000	327,875
5.00%, 03/15/19Δ	480,000	364,800
6.25%, 04/01/23Δ	410,000	297,250
William Lyon Homes, Inc.
7.00%, 08/15/22Δ	20,000	20,150

	Par	Value
Williams Cos., Inc.
7.50%, 01/15/31	$60,000	$41,590
Williams Partners LP
6.13%, 07/15/22	150,000	142,082
Windstream Services LLC
7.75%, 10/01/21Δ	585,000	463,247
7.50%, 06/01/22	40,000	30,700
7.50%, 04/01/23	235,000	177,966
WPX Energy, Inc.
8.25%, 08/01/23Δ	430,000	345,075
XPO Logistics, Inc.
7.88%, 09/01/19 144AΔ	40,000	40,821
5.75%, 06/15/21 144A(E)	250,000	253,853
6.50%, 06/15/22 144A	50,000	46,438
ZF North America Capital, Inc.
4.00%, 04/29/20 144AΔ	150,000	151,800
4.50%, 04/29/22 144A	150,000	147,188
4.75%, 04/29/25 144A	150,000	143,438

Total Corporate Bonds (Cost $182,284,087)		170,957,544

FOREIGN BONDS — 33.2%
Armenia — 0.1%
Armenia International Bond
6.00%, 09/30/20	520,000	506,600

Australia — 0.7%
Barminco Finance Proprietary, Ltd.
9.00%, 06/01/18 144AΔ	20,000	15,900
FMG Resources August 2006 Proprietary, Ltd.
9.75%, 03/01/22 144AΔ	650,000	598,000
New South Wales Treasury Corporation
6.00%, 02/01/18(A)	2,620,000	2,057,750
Queensland Treasury Corporation
7.13%, 09/18/17 144A(Z)	275,000	200,556

		2,872,206

Bermuda — 0.7%
Digicel Group, Ltd.
8.25%, 09/30/20Δ	550,000	456,500
NCL Corporation, Ltd.
4.63%, 11/15/20 144A	600,000	590,532
Ooredoo International Finance, Ltd.
4.75%, 02/16/21 144A	200,000	219,840
Sirius International Group, Ltd.
6.38%, 03/20/17 144A	1,250,000	1,277,260

		2,544,132

Brazil — 1.1%
Brazil Notas do Tesouro Nacional Serie F
10.00%, 01/01/17(B)	7,284,000	1,757,218
Brazilian Government International Bond
4.25%, 01/07/25Δ	1,050,000	846,563
Federal Republic of Brazil
10.25%, 01/10/28(B)	5,250,000	1,181,043
Oi Brasil Holdings Cooperatief UA
5.75%, 02/10/22 144AΔ	933,000	433,845

See Notes to Financial Statements.	139

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Telemar Norte Leste SA
5.50%, 10/23/20Δ	$200,000	$106,000

		4,324,669

Canada — 4.1%
Air Canada
7.63%, 10/01/19 144A(C)	1,520,000	1,164,414
Bombardier, Inc.
6.00%, 10/15/22 144AΔ	1,645,000	1,161,370
Canadian Government Bond
1.25%, 02/01/16(C)	3,545,000	2,563,304
0.25%, 05/01/17(C)	4,720,000	3,401,286
Entertainment One, Ltd.
6.88%, 12/15/22 144A(U)	180,000	265,358
Methanex Corporation
5.25%, 03/01/22	75,000	73,942
New Red Finance, Inc.
6.00%, 04/01/22 144A	890,000	918,925
Ontario Generic Residual STRIP
2.07%, 07/13/22(C)Ω†	2,600,000	1,648,164
3.07%, 03/08/29(C)Ω†	2,400,000	1,164,356
Pacific Exploration and Production Corporation
5.38%, 01/26/19 144A	540,000	105,300
Province of Ontario
2.10%, 09/08/18(C)	3,500,000	2,605,561
Stone Container Finance Company of Canada II Escrow
0.00%, 07/15/14+Ω†	330,000	6,600
Teine Energy, Ltd.
6.88%, 09/30/22 144A	60,000	48,600
Ultra Petroleum Corporation
5.75%, 12/15/18 144AΔ	340,000	83,300
Valeant Pharmaceuticals International, Inc.
6.13%, 04/15/25 144AΔ	990,000	886,050

		16,096,530

Cayman Islands — 1.0%
Braskem Finance, Ltd.
5.75%, 04/15/21Δ	900,000	787,500
Odebrecht Finance, Ltd.
4.38%, 04/25/25 144AΔ	1,070,000	567,100
Odebrecht Offshore Drilling Finance, Ltd.
6.75%, 10/01/23 144A	446,300	107,112
Transocean, Inc.
6.50%, 11/15/20Δ	10,000	6,950
7.13%, 12/15/21Δ	95,000	61,631
4.30%, 10/15/22	430,000	230,050
6.80%, 03/15/38	50,000	27,188
UPCB Finance IV, Ltd.
5.38%, 01/15/25 144A	250,000	236,875
Vale Overseas, Ltd.
6.88%, 11/21/36Δ	592,000	416,792
XLIT, Ltd.
6.38%, 11/15/24	585,000	683,116
6.25%, 05/15/27Δ	640,000	737,764

		3,862,078

Chile — 0.3%
AES Gener SA
5.25%, 08/15/21 144A	420,000	431,785

	Par	Value
Corporation Nacional del Cobre de Chile
3.88%, 11/03/21 144AΔ	$420,000	$404,693
Empresa Nacional de Telecomunicaciones SA
4.88%, 10/30/24 144A	220,000	211,959

		1,048,437

Colombia — 1.0%
Colombia Government International Bond
5.63%, 02/26/44	3,257,000	2,972,012
Colombian TES
10.00%, 07/24/24(X)	23,100,000	8,044
Ecopetrol SA
5.88%, 09/18/23	220,000	202,950
4.13%, 01/16/25	230,000	184,575
Empresa de Energia de Bogota SA ESP
6.13%, 11/10/21 144A	250,000	257,500
Transportadora de Gas Internacional SA ESP
5.70%, 03/20/22	260,000	261,950

		3,887,031

Cote D’Ivoire (Ivory Coast) — 0.1%
Ivory Coast Government International Bond
5.38%, 07/23/24 144A	520,000	463,590

Dominican Republic — 0.1%
Dominican Republic International Bond
5.50%, 01/27/25 144A	480,000	464,400

France — 1.0%
AXA SA
6.21%, 10/29/49(E)†	210,000	245,846
Electricite de France SA
5.25%, 01/29/49 144A†	380,000	358,625
5.63%, 12/29/49 144A†	1,360,000	1,298,460
Europcar Groupe SA
5.75%, 06/15/22 144A(E)	170,000	192,554
Numericable-SFR
4.88%, 05/15/19 144A	870,000	864,563
5.63%, 05/15/24 144A(E)	160,000	176,706
Rexel SA
5.25%, 06/15/20 144A	210,000	217,350
Societe Generale SA
5.63%, 11/24/45 144A	675,000	648,998

		4,003,102

Germany — 1.3%
Bundesrepublik Deutschland
1.00%, 08/15/24(E)	2,180,000	2,475,421
Deutsche Bundesrepublik Inflation-Linked Bond
0.10%, 04/15/23(E)Δ	1,406,000	1,660,783
0.50%, 04/15/30(E)	565,000	681,907
KraussMaffei Group GmbH
8.75%, 12/15/20(E)	128,000	149,885
8.75%, 12/15/20 144A(E)	80,000	93,678
ProGroup AG
5.13%, 05/01/22 144A(E)	100,000	114,316

		5,175,990

140	See Notes to Financial Statements.

	Par	Value
Honduras — 0.1%
Honduras Government International Bond
7.50%, 03/15/24	$460,000	$486,450

Hong Kong — 0.2%
AIA Group, Ltd.
4.88%, 03/11/44 144A	910,000	960,599

Iceland — 0.0%
Kaupthing Bank HF
7.13%, 05/19/16+ 144A#	150,000	2

India — 0.3%
ICICI Bank, Ltd.
4.80%, 05/22/19 144A	920,000	972,123

Indonesia — 0.9%
Indonesia Government International Bond
5.88%, 01/15/24 144AΔ	400,000	429,526
6.63%, 02/17/37	225,000	236,314
5.25%, 01/17/42 144A	1,710,000	1,550,553
Pertamina Persero PT
5.25%, 05/23/21 144A	400,000	399,987
4.88%, 05/03/22	900,000	864,474

		3,480,854

Ireland — 0.3%
Ardagh Packaging Finance PLC
9.13%, 10/15/20 144A	200,000	205,500
7.00%, 11/15/20 144A	35,294	34,853
eircom Finance, Ltd.
9.25%, 05/15/20 144A(E)	200,000	234,413
GE Capital International Funding Co.
3.37%, 11/15/25 144AΔ	246,000	250,763
4.42%, 11/15/35 144A	569,000	581,807

		1,307,336

Italy — 3.4%
Enel SpA
7.75%, 09/10/75(U)†	440,000	701,895
Italy Buoni Poliennali Del Tesoro
3.75%, 05/01/21(E)	3,120,000	3,928,677
4.50%, 03/01/24(E)	5,490,000	7,414,570
Telecom Italia Capital SA
6.38%, 11/15/33	995,000	955,200
6.00%, 09/30/34	250,000	231,875

		13,232,217

Jersey — 0.2%
AA Bond Co., Ltd.
5.50%, 07/31/43 144A(U)	430,000	604,592

Kenya — 0.1%
Kenya Government International Bond
6.88%, 06/24/24 144A	470,000	413,600

Luxembourg — 2.3%
Altice Financing SA
5.25%, 02/15/23 144A(E)	100,000	108,692
6.63%, 02/15/23 144A	400,000	396,000
ArcelorMittal
6.13%, 06/01/18	740,000	680,800
6.50%, 03/01/21Δ	30,000	24,297

	Par	Value
8.00%, 10/15/39 STEP	$510,000	$350,625
7.75%, 03/01/41 STEPΔ	690,000	470,062
Ardagh Finance Holdings SA Cash coupon
8.63%, 06/15/19 PIK 144A	272,594	270,037
Beverage Packaging Holdings Luxembourg II SA
6.00%, 06/15/17 144A	345,000	333,787
ConvaTec Healthcare E SA
10.88%, 12/15/18(E)	100,000	111,958
Coveris Holdings SA
7.88%, 11/01/19 144A	210,000	184,275
DH Services Luxembourg S.à r.l
7.75%, 12/15/20 144A	90,000	90,900
Evraz Group SA
6.75%, 04/27/18 144A	440,000	438,900
6.50%, 04/22/20 144AΔ	480,000	451,200
Globe Luxembourg SCA
9.63%, 05/01/18 144A	200,000	162,500
INEOS Group Holdings SA
6.13%, 08/15/18 144AΔ	600,000	596,250
Intelsat Jackson Holdings SA
7.25%, 10/15/20	170,000	149,600
7.50%, 04/01/21Δ	30,000	26,250
5.50%, 08/01/23	2,490,000	1,967,100
LSF9 Balta Issuer SA
7.75%, 09/15/22 144A(E)	360,000	411,388
Mallinckrodt International Finance SA
5.63%, 10/15/23 144AΔ	360,000	343,800
Play Finance 1 SA
6.50%, 08/01/19 144A(E)	120,000	136,279
Puma International Financing SA
6.75%, 02/01/21 144A	420,000	415,065
SIG Combibloc Holdings SCA
7.75%, 02/15/23 144A(E)	160,000	182,132
Wind Acquisition Finance SA
7.00%, 04/23/21(E)	430,000	463,800

		8,765,697

Marshall Islands — 0.0%
Navios Maritime Acquisition Corporation
8.13%, 11/15/21 144AΔ	90,000	78,862

Mexico — 3.3%
Alpek SA de CV
4.50%, 11/20/22 144AΔ	200,000	190,250
Axtel SAB de CV
9.00%, 01/31/20 STEP 144A	104,000	108,420
9.00%, 01/31/20 STEP CONV 144A(M)	141,300	17,217
Cemex SAB de CV
6.50%, 12/10/19 144AΔ	1,100,000	1,064,250
Mexican Bonos
6.50%, 06/09/22(M)	45,803,100	2,741,300
8.00%, 12/07/23(M)	41,500,000	2,699,955
10.00%, 12/05/24(M)	31,500,000	2,305,397
7.50%, 06/03/27(M)	7,500,000	473,475
8.50%, 05/31/29(M)	2,000,000	135,969
7.75%, 05/29/31(M)	3,000,000	191,267
7.75%, 11/13/42(M)	22,750,000	1,445,813

See Notes to Financial Statements.	141

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Petroleos Mexicanos
5.50%, 01/21/21	$750,000	$758,400
6.50%, 06/02/41	135,000	117,383
5.50%, 06/27/44	600,000	454,404
6.38%, 01/23/45	303,000	257,969

		12,961,469

Morocco & Antilles — 0.3%
OCP SA
5.63%, 04/25/24 144A	550,000	560,262
4.50%, 10/22/25 144AΔ	520,000	486,233

		1,046,495

Netherlands — 2.4%
Bharti Airtel International Netherlands BV
5.35%, 05/20/24 144A	280,000	294,934
CIMPOR Financial Operations BV
5.75%, 07/17/24 144A	360,000	243,000
Cooperatieve Centrale Raiffeisen-Boerenleen-bank BA
5.75%, 12/01/43	880,000	989,081
DPx Holdings BV
7.50%, 02/01/22 144A	90,000	88,087
EDP Finance BV
6.00%, 02/02/18 144A	600,000	631,874
4.90%, 10/01/19 144A	1,600,000	1,650,530
4.13%, 01/15/20 144A	540,000	542,471
Grupo Isolux Corsan Finance BV
6.63%, 04/15/21(E)Δ	490,000	131,003
JLL/ Delta Dutch Pledgeco BV
Cash coupon 8.75% or PIK 9.50%, 05/01/20 144A	440,000	425,700
LyondellBasell Industries NV
5.75%, 04/15/24	260,000	286,903
NXP BV/NXP Funding LLC
4.63%, 06/15/22 144A	430,000	423,550
Petrobras Global Finance BV
4.38%, 05/20/23	250,000	165,625
6.25%, 03/17/24	1,160,000	835,200
6.88%, 01/20/40	390,000	255,450
6.75%, 01/27/41	270,000	174,150
5.63%, 05/20/43Δ	275,000	167,062
Schaeffler Holding Finance BV
Cash coupon 6.88%, 8/15/18 PIK 144A(E)	100,000	112,724
Cash coupon 6.88% or PIK 7.63%, 08/15/18 144A	200,000	206,500
Swiss Reinsurance Co. Via ELM BV
5.25%, 05/29/49(E)†Δ	400,000	442,831
Telefonica Europe BV
6.75%, 11/29/49(U)†Δ	300,000	454,593
VimpelCom Holdings BV
7.50%, 03/01/22	200,000	201,000
Volkswagen International Finance NV
4.63%, 03/29/49(E)†	420,000	443,698
Ziggo Bond Finance BV
5.88%, 01/15/25 144A	200,000	186,250

		9,352,216

	Par	Value
New Zealand — 0.4%
New Zealand Government Bond
5.00%, 03/15/19(Z)	$2,385,000	$1,741,377

Norway — 0.4%
Norway Government Bond
4.25%, 05/19/17 144A(K)	12,330,000	1,461,285
4.50%, 05/22/19 144A(K)	172,000	21,892
3.75%, 05/25/21 144A(K)	129,000	16,665

		1,499,842

Panama — 0.0%
Panama Government International Bond
6.70%, 01/26/36	3,000	3,577

Peru — 0.1%
Transportadora de Gas del Peru SA
4.25%, 04/30/28 144A	550,000	517,000

Philippines — 0.1%
Philippine Government International Bond
4.00%, 01/15/21	200,000	216,923

Portugal — 0.4%
Portugal Government International Bond
5.13%, 10/15/24 144A	1,600,000	1,636,480

Singapore — 0.3%
BOC Aviation Pte, Ltd.
3.00%, 03/30/20 144AΔ	1,000,000	984,636

Spain — 0.1%
Santander Issuances SA Unipersonal
5.91%, 06/20/16 144A	100,000	101,598
Telefonica Emisiones SA Unipersonal
5.13%, 04/27/20	75,000	81,968

		183,566

Supranational — 0.6%
Inter-American Development Bank
6.00%, 12/15/17(Z)	3,250,000	2,341,461

Sweden — 0.1%
Unilabs Subholding AB
8.50%, 07/15/18(E)	410,000	464,223

Trinidad and Tobago — 0.1%
Petroleum Co. of Trinidad & Tobago, Ltd.
9.75%, 08/14/19 144AΔ	340,000	355,300

Turkey — 0.7%
Turk Telekomunikasyon AS
3.75%, 06/19/19 144A	480,000	476,544
4.88%, 06/19/24 144A	680,000	645,565
Turkey Government International Bond
7.00%, 03/11/19	100,000	109,668
6.25%, 09/26/22	875,000	952,787
6.88%, 03/17/36	73,000	81,913
4.88%, 04/16/43	500,000	441,300

		2,707,777

142	See Notes to Financial Statements.

	Par	Value
United Kingdom — 4.4%
Anglian Water Osprey Financing PLC
7.00%, 01/31/18(U)Δ	$310,000	$499,375
Annington Finance No. 4 PLC
1.75%, 01/10/23(U)†	460,000	675,288
Boparan Finance PLC
5.50%, 07/15/21(U)	270,000	354,252
BUPA Finance PLC
5.00%, 04/25/23(U)Δ	590,000	899,749
EC Finance PLC
5.13%, 07/15/21 144A(E)	400,000	451,091
Ephios Bondco PLC
6.25%, 07/01/22(E)	270,000	305,836
6.25%, 07/01/22 144A(E)	650,000	736,272
HBOS PLC
6.75%, 05/21/18 144A	500,000	546,577
HSBC Holdings PLC
6.00%, 06/10/19(E)	270,000	341,565
6.38%, 12/29/49†Δ	600,000	600,750
Interoute Finco PLC
7.38%, 10/15/20 144A(E)	600,000	683,352
KCA Deutag UK Finance PLC
7.25%, 05/15/21 144A	540,000	368,550
Lloyds Bank PLC
6.50%, 03/24/20(E)	326,000	429,344
Lloyds Banking Group PLC
5.30%, 12/01/45 144A	1,581,000	1,604,355
Paragon Offshore PLC
6.75%, 07/15/22 144A	177,000	25,665
7.25%, 08/15/24 144A@Δ	410,000	59,450
Priory Group No. 3 PLC
8.88%, 02/15/19(U)	350,000	534,290
R&R Ice Cream PLC
8.25%, 05/15/20 144A(A)	260,000	197,040
Rio Tinto Finance USA PLC
4.13%, 08/21/42	145,000	113,865
Royal Bank of Scotland PLC
6.13%, 01/11/21	350,000	402,522
Royal Bank of Scotland Group PLC
6.10%, 06/10/23	1,880,000	2,022,983
6.00%, 12/19/23	275,000	296,650
Santander UK Group Holdings PLC
7.38%, 12/29/49(U)†	390,000	585,457
Scottish Widows PLC
5.50%, 06/16/23(U)	590,000	909,797
Southern Gas Networks PLC
4.88%, 12/21/20(U)	270,000	445,797
Standard Chartered PLC
5.13%, 06/06/34(U)	321,000	425,914
Tesco Property Finance 3 PLC
5.74%, 04/13/40(U)	276,330	358,712
Tesco Property Finance 6 PLC
5.41%, 07/13/44(U)	596,573	748,371
Vedanta Resources PLC
7.13%, 05/31/23Δ	200,000	110,396
7.13%, 05/31/23 144AΔ	400,000	220,791
Virgin Media Finance PLC
6.38%, 10/15/24 144A(U)	360,000	537,402
Virgin Media Secured Finance PLC
5.50%, 01/15/21(U)Δ	100,000	157,003

	Par	Value
Vougeot Bidco PLC
7.88%, 07/15/20(U)	$360,000	$560,515

		17,208,976

Virgin Islands (British) — 0.2%
GTL Trade Finance, Inc.
5.89%, 04/29/24 144AΔ	941,000	672,815
Pacific Drilling V, Ltd.
7.25%, 12/01/17 144AΔ	270,000	140,400

		813,215

Total Foreign Bonds (Cost $150,055,393)		129,585,630

FOREIGN GOVERNMENT INFLATION-LINKED BOND — 0.6%
Brazil — 0.6%
Brazil Notas do Tesouro Nacional Serie B 6.00%, 08/15/50+(B) (Cost $2,159,770)	3,613,000	2,160,910

LOAN AGREEMENTS — 2.0%
American Airlines, Inc. Term B Loan
3.25%, 06/27/20	997,462	980,784
American Builders & Contractors Supply Co., Inc. Term B Loan
3.50%, 04/16/20	589,015	583,307
Energy Future Intermediate Holding Co. LLC DIP Term Loan
4.25%, 12/19/16	847,944	843,916
First Data Corporation Term C-1 Loan
3.92%, 03/24/18	750,000	739,267
FMG Resources August 2006 Proprietary, Ltd. Term B Loan
4.25%, 06/30/19	39,796	29,404
Hilton Worldwide Finance LLC Term B Loan
3.50%, 10/25/20	621,324	619,578
Magnum Hunter Resources Corporation DIP Term B Loan
9.00%, 03/17/16@	30,000	30,000
MPH Acquisition Holdings LLC Term B Loan
3.75%, 03/31/21	447,028	434,364
Pacific Drilling SA Term B Loan
4.50%, 06/03/18	50,000	21,375
Party City Holdings, Inc Term B Loan
4.25%, 08/19/22	744,332	721,541
PetSmart, Inc. Term B Loan
4.25%, 03/10/22	995,000	967,389
Univision Communications, Inc. Term C-4 Loan
4.00%, 03/01/20	740,200	723,176

See Notes to Financial Statements.	143

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Valeant Pharmaceuticals International, Inc. Term BF1 Loan
4.00%, 04/01/22	$744,375	$714,414
Virgin Media Investment Holdings, Ltd. Term F Loan
3.50%, 06/30/23	504,991	493,866

Total Loan Agreements (Cost $8,074,954)		7,902,381

MORTGAGE-BACKED SECURITIES — 2.1%
Commercial Mortgage Trust Series 2007-CD4
5.40%, 12/11/49†	200,000	167,150
Credit Suisse Commercial Mortgage Trust Series 2006-C5
5.37%, 12/15/39	230,000	223,562
Credit Suisse Commercial Mortgage Trust Series 2007-C5
5.70%, 09/15/40†	211,387	218,395
5.87%, 09/15/40†	240,000	240,335
Credit Suisse Mortgage Capital Certificates Series 2006-C4
5.54%, 09/15/39†	210,000	203,383
CSMC Trust Series 2015-SAMZ
5.93%, 08/15/22 144A†	1,000,000	997,800
Fannie Mae Connecticut Avenue Securities Series 2014-C02
3.02%, 05/25/24†	1,600,000	1,439,759
Fannie Mae Connecticut Avenue Securities Series 2015-C03
5.42%, 07/25/25†	1,530,000	1,521,209
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-LD12
6.01%, 02/15/51†	130,000	131,234
Lone Star Portfolio Trust Series 2015-LSP
7.23%, 09/15/28 144A†	900,000	898,726
Morgan Stanley Resecuritization Trust Series 2015-R5
0.45%, 10/26/46 144A†	2,390,000	1,478,900
Morgan Stanley Resecuritization Trust Series 2015-R6
0.48%, 07/26/45 144A†	1,197,082	501,529

Total Mortgage-Backed Securities (Cost $7,982,071)		8,021,982

	Par	Value
MUNICIPAL BOND — 0.1%
State of Illinois, General Obligation 5.10%, 06/01/33 (Cost $338,742)	$435,000	$411,793

	Notional Amount
PURCHASED OPTION — 0.0%
Put Options — 0.0%
U.S. Dollar vs. Japanese Yen, Strike Price $121.00, Expires 01/07/16 (UBS) (Cost $86,562)	$13,850,000	108,972

	Par
U.S. TREASURY OBLIGATIONS — 10.5%
U.S. Treasury Bonds
3.50%, 02/15/39	860,000	951,576
4.25%, 05/15/39	40,000	49,427
3.88%, 08/15/40	30,000	35,085
2.75%, 08/15/42	120,000	114,741
3.13%, 02/15/43	9,116,000	9,346,216
2.88%, 05/15/43Δ	120,000	117,040
3.00%, 05/15/45	40,000	39,827

		10,653,912

U.S. Treasury Notes
0.25%, 02/29/16	4,435,000	4,435,173
0.88%, 04/15/17	30,000	29,998
0.75%, 10/31/17	15,020,000	14,941,671
0.63%, 04/30/18	530,000	523,261
1.38%, 09/30/18	250,000	250,835
1.63%, 06/30/19	10,000	10,046
1.25%, 10/31/19	110,000	108,719
3.63%, 02/15/21	5,810,000	6,317,352
2.00%, 02/15/22	120,000	120,244
1.63%, 08/15/22	3,380,000	3,292,924
2.75%, 02/15/24Δ	150,000	156,267
2.25%, 11/15/24Δ	30,000	29,989
2.00%, 02/15/25	100,000	97,770

		30,314,249

Total U.S. Treasury Obligations (Cost $39,887,161)		40,968,161

	Shares
COMMON STOCKS — 1.0%
Consumer Discretionary — 0.4%
Ford Motor Co.	96,849	1,364,602

Energy — 0.0%
Hercules Offshore, Inc.Δ*	46,644	101,219

Healthcare — 0.3%
Bristol-Myers Squibb Co.	15,400	1,059,366

Materials & Processing — 0.0%
PPG Industries, Inc.	820	81,032

Technology — 0.3%
Corning, Inc.Δ	70,534	1,289,362

Total Common Stocks (Cost $5,039,245)		3,895,581

144	See Notes to Financial Statements.

	Shares	Value
FOREIGN COMMON STOCKS — 0.2%
Norway — 0.0%
Deep Ocean Group Holding+@	8,860	$41,367

Spain — 0.1%
Repsol SA ADRΔ	15,820	176,077
Telefonica SA ADRΔ	22,180	245,311

		421,388

United Kingdom — 0.1%
Royal Dutch Shell PLC ADR Class A	6,443	295,025

Total Foreign Common Stocks (Cost $1,283,346)		757,780

PREFERRED STOCKS — 0.5%
Alcoa, Inc.,
5.38%, 10/01/17 CONV	9,400	313,114
Bank of America Corporation,
7.25%, 12/31/49 CONV	602	658,148
Chesapeake Energy Corporation,
4.50%, 12/31/49 CONV	1,229	21,139
5.00%, 12/31/49 CONVΔ	3,950	69,125
5.75%, 12/31/49 CONV 144AΔ	50	9,969
5.75%, 12/31/49 CONVΔ	810	154,050
El Paso Energy Capital Trust I,
4.75%, 03/31/28 CONV	1,588	64,314
iStar, Inc.,
4.50%, 12/31/49 CONV	50	2,485
Stanley Black & Decker, Inc.
6.25%, 11/17/16 CONVΔ	2,900	338,691
Weyerhaeuser Co.,
6.38%, 07/01/16 CONVΔ	7,615	382,882

Total Preferred Stocks (Cost $2,536,413)		2,013,917

	Shares	Value
MONEY MARKET FUNDS — 14.0%
GuideStone Money Market Fund (Investor Class)¥	15,382,420	$15,382,420
Northern Institutional Liquid Assets Portfolio§	39,026,281	39,026,281

Total Money Market Funds (Cost $54,408,701)		54,408,701

TOTAL INVESTMENTS — 108.0% (Cost $454,136,445)		421,193,352
Liabilities in Excess of Other Assets — (8.0)%		(31,183,815)

NET ASSETS — 100.0%		$390,009,537

See Notes to Financial Statements.	145

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$3,895,581	$3,895,581	$—	$—
Corporate Bonds	170,957,544	—	169,668,769	1,288,775
Foreign Bonds:
Armenia	506,600	—	506,600	—
Australia	2,872,206	—	2,872,206	—
Bermuda	2,544,132	—	2,544,132	—
Brazil	4,324,669	—	4,324,669	—
Canada	16,096,530	—	16,089,930	6,600
Cayman Islands	3,862,078	—	3,862,078	—
Chile	1,048,437	—	1,048,437	—
Colombia	3,887,031	—	3,887,031	—
Cote D’Ivoire (Ivory Coast)	463,590	—	463,590	—
Dominican Republic	464,400	—	464,400	—
France	4,003,102	—	4,003,102	—
Germany	5,175,990	—	5,175,990	—
Honduras	486,450	—	486,450	—
Hong Kong	960,599	—	960,599	—
Iceland	2	—	—	2
India	972,123	—	972,123	—
Indonesia	3,480,854	—	3,480,854	—
Ireland	1,307,336	—	1,307,336	—
Italy	13,232,217	—	13,232,217	—
Jersey	604,592	—	604,592	—
Kenya	413,600	—	413,600	—
Luxembourg	8,765,697	—	8,765,697	—
Marshall Islands	78,862	—	78,862	—
Mexico	12,961,469	—	12,961,469	—
Morocco & Antilles	1,046,495	—	1,046,495	—
Netherlands	9,352,216	—	9,352,216	—
New Zealand	1,741,377	—	1,741,377	—
Norway	1,499,842	—	1,499,842	—
Panama	3,577	—	3,577	—
Peru	517,000	—	517,000	—
Philippines	216,923	—	216,923	—
Portugal	1,636,480	—	1,636,480	—
Singapore	984,636	—	984,636	—
Spain	183,566	—	183,566	—
Supranational	2,341,461	—	2,341,461	—
Sweden	464,223	—	464,223	—
Trinidad and Tobago	355,300	—	355,300	—
Turkey	2,707,777	—	2,707,777	—
United Kingdom	17,208,976	—	17,208,976	—
Virgin Islands (British)	813,215	—	813,215	—
Foreign Common Stocks:
Norway	41,367	—	—	41,367
Spain	421,388	421,388	—	—
United Kingdom	295,025	295,025	—	—
Foreign Government Inflation-Linked Bond	2,160,910	—	2,160,910	—
Loan Agreements	7,902,381	—	7,872,381	30,000
Money Market Funds	54,408,701	54,408,701	—	—
Mortgage-Backed Securities	8,021,982	—	5,043,753	2,978,229
Municipal Bond	411,793	—	411,793	—
Preferred Stocks	2,013,917	2,013,917	—	—
Purchased Option	108,972	—	108,972	—
U.S. Treasury Obligations	40,968,161	—	40,968,161	—

Total Assets - Investments in Securities	$421,193,352	$61,034,612	$355,813,767	$4,344,973

146	See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Other Financial Instruments***
Forward Foreign Currency Contracts	$490,053	$—	$490,053	$—
Futures Contracts	30,389	30,389	—	—

Total Assets - Other Financial Instruments	$520,442	$30,389	$490,053	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2015.

The unobservable inputs used in the fair value measurement of the reporting entity’s mortgage backed securities, corporate bonds, foreign bonds, foreign common stock and foreign government inflation-linked note are values based on evaluated quotations received from dealers who make markets in such securities. Significant increases (decreases) in those evaluated quotations would result in a significantly higher (lower) fair value measurement.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Value	Mortgage- Backed Securities	Corporate Bonds	Foreign Bonds	Foreign Common Stocks	Foreign Government Inflation- Linked Note	Loan Agreements
Balance, 12/31/14	$7,511,796	$—	$3,985,315	$6,602	$216,969	$3,302,910	$—
Accrued discounts/premiums	33,469	26,952	6,197	—	—	320	—
Realized gain (loss)(1)	3,134	(19)	3,153	—	—	—	—
Change in unrealized appreciation (depreciation)(2)	(1,518,241)	(53,608)	(146,711)	—	(175,602)	(1,142,320)	—
Purchases	4,036,132	3,006,132	1,000,000	—	—	—	30,000
Sales	(99,339)	(1,228)	(98,111)	—	—	—	—
Transfers in to Level 3	—	—	—	—	—	—	—
Transfers out of Level 3(3)	(5,219,573)	—	(3,058,663)	—	—	(2,160,910)	—
Maturities	(217,637)	—	(217,637)	—	—	—	—
Paydowns	(184,768)	—	(184,768)	—	—	—	—

Balance, 12/31/15	$4,344,973	$2,978,229	$1,288,775	$6,602	$41,367	$—	$30,000

(1)	Realized gain (loss) from the sale of Level 3 securities is included on the Statement of Operations in Net realized gain (loss) from: Investment securities.

(2)	Change in unrealized appreciation (depreciation) is located on the Statement of Operations in Net change in unrealized appreciation (depreciation) on: Investment securities.

(3)

Transfers out of Level 3 represent the value of securities at December 31, 2015 that were transferred from Level 3 to Level 2 of the fair value hierarchy as a result of the ability of the Fund to obtain a price using an objective method such as a pricing vendor.

See Notes to Financial Statements.	147

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2015

	Money Market Fund	Low-Duration Bond Fund
Assets
Investments in securities of unaffiliated issuers, at value	$1,223,039,791	$872,271,602
Investments in repurchase agreements, at value	64,500,000	—
Investments in securities of affiliated issuers, at value	—	36,182,778

Total investments, at value (1)(2)	1,287,539,791	908,454,380
Cash	385	1,296,416
Cash collateral for derivatives	—	2,665,640
Foreign currency(3)	—	1,244,557
Upfront premiums paid from swap contracts	—	310,901
Receivables:
Dividends and reclaims	—	287
Interest	197,738	3,595,231
Securities lending	—	28,621
Investment securities sold	—	11,945,700
Maturities	—	26,104
Fund shares sold	25,248,694	247,981
Variation margin on exchange traded swaps	—	—
Variation margin on financial futures contracts	—	76,501
Unrealized appreciation on foreign currency exchange contracts	—	319,042
Unrealized appreciation on swap agreements	—	433,568
Prepaid expenses and other assets	51,928	25,370

Total Assets	1,313,038,536	930,670,299

Liabilities
TBA sale commitments, at value (5)	—	—
Options written, at value (6)	—	661,700
Upfront premiums received from swap contracts	—	61,204
Unrealized depreciation on foreign currency exchange contracts	—	546,966
Unrealized depreciation on swap agreements	—	28,492
Collateral held for securities on loan, at value	—	27,068,175
Collateral held for derivatives	—	90,000
Payables:
Investment securities purchased	—	40,634,594
Fund shares redeemed	25,345,039	—
Variation margin on exchange traded swaps	—	1,017,453
Variation margin on financial futures contracts	—	80,398
Distributions	25,190	—
Securities lending	—	4,292
Accrued expenses:
Investment advisory fees	133,667	213,543
Shareholder servicing fees	139,001	51,323
Other expenses	93,039	188,766

Total Liabilities	25,735,936	70,646,906

Net Assets	$1,287,302,600	$860,023,393

Net Assets Consist of:
Paid-in-capital	$1,287,295,922	$873,774,892
Accumulated (distributions in excess of) net investment income	—	356,265
Undistributed (accumulated) net realized gain (loss) on investments, foreign currency and derivative transactions	6,678	(3,153,042)
Net unrealized appreciation (depreciation) on investments, foreign currency and derivative transactions	—	(10,954,722)

Net Assets	$1,287,302,600	$860,023,393

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$245,882,239	$617,698,014

Institutional shares outstanding	245,881,858	73,839,090

Net asset value, offering and redemption price per Institutional share	$1.00	$8.37

Net assets applicable to the Investor Class	$1,041,420,361	$242,325,379

Investor shares outstanding	1,041,379,408	18,267,387

Net asset value, offering and redemption price per Investor share	$1.00	$13.27

(1) Investments in securities of unaffiliated issuers, at cost	$1,223,039,791	$883,675,973
Investments in repurchase agreements, at cost	64,500,000	—
Investments in securities of affiliated issuers, at cost	—	36,182,778

Total investments, at cost	$1,287,539,791	$919,858,751

(2) Includes securities loaned of:	$—	$59,576,949

(3) Foreign currency, at cost	$—	$1,257,565

(5) TBA sale commitments, at cost	$—	$—

(6) Premiums received on options written	$—	$1,194,980

148	See Notes to Financial Statements.

Medium-Duration Bond Fund	Extended-Duration Bond Fund	Global Bond Fund

$1,018,833,129	$255,538,388	$405,810,932
—	—	—
14,520,090	7,390,825	15,382,420

1,033,353,219	262,929,213	421,193,352
10,827,723	9,992	434,700
2,570,577	—	163,045
1,755,603	—	1,974,737
2,408,663	—	—

199	1,168	46,364
5,516,760	2,980,128	5,037,967
35,757	11,893	48,008
106,879,891	—	28,719
80	—	—
31,551	11,125	48,903
632,394	—	—
576,509	—	42,189
2,069,681	—	560,811
511,370	—	—
23,370	13,236	26,128

1,167,193,347	265,956,755	429,604,923

11,597,097	—	—
439,100	—	—
387,579	—	—
1,413,585	—	70,758
5,140,568	—	—
35,137,912	9,010,504	39,026,281
720,560	—	—

216,896,303	859,240	101,715
14,003	30,711	5,324
—	—	—
329,920	—	62,798
—	—	—
5,360	1,783	7,197

251,616	107,332	163,860
40,017	23,124	16,732
196,744	86,180	140,721

272,570,364	10,118,874	39,595,386

$894,622,983	$255,837,881	$390,009,537

$915,976,810	$256,923,487	$430,907,256
194,284	(696)	(399,581)

(858,595)	998,429	(7,850,774)

(20,689,516)	(2,083,339)	(32,647,364)

$894,622,983	$255,837,881	$390,009,537

$706,759,682	$148,919,919	$311,373,911
106,223,156	39,156,524	34,279,279
$6.65	$3.80	$9.08

$187,863,301	$106,917,962	$78,635,626

13,123,738	6,380,233	8,658,669

$14.31	$16.76	$9.08

$1,034,856,905	$257,617,882	$438,754,025
—	—	—
14,520,090	7,390,825	15,382,420

$1,049,376,995	$265,008,707	$454,136,445

$117,889,973	$33,229,660	$44,640,846

$1,775,854	$—	$2,174,188

$11,607,242	$—	$—

$804,120	$—	$—

See Notes to Financial Statements.	149

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2015

	Money Market Fund	Low-Duration Bond Fund
Investment Income
Dividends	$—	$—
Income distributions received from affiliated funds	—	3,264
Interest	3,140,802	15,639,746
Securities lending	598	143,561
Less foreign taxes withheld	—	—

Total Investment Income	3,141,400	15,786,571

Expenses
Investment advisory fees	1,798,993	2,648,291
Transfer agent fees:
Institutional shares	4,210	4,546
Investor shares	41,331	26,630
Custodian fees	31,847	85,425
Shareholder servicing fees:
Investor shares	2,650,276	961,467
Accounting and administration fees	266,177	351,497
Professional fees	63,907	145,725
Blue sky fees:
Institutional shares	17,004	13,756
Investor shares	38,769	20,485
Shareholder reporting fees:
Institutional shares	1,466	1,739
Investor shares	39,422	16,950
Trustee expenses	17,115	11,748
Line of credit facility fees	8,357	6,001
Other expenses	39,486	53,228

Total expenses	5,018,360	4,347,488
Expenses waived/reimbursed net of amount recaptured(1)	(2,144,404)	(252,592)

Net expenses	2,873,956	4,094,896

Net Investment Income	267,444	11,691,675

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	88,237	347,536
Investment securities sold short	—	15,469
Futures transactions	—	1,039,424
Swap agreements	—	(2,715,513)
Option contracts written	—	685,708
Option contracts purchased	—	(189,905)
Foreign currency	—	(460,566)

Net realized gain (loss)	88,237	(1,277,847)

Net change in unrealized appreciation (depreciation) on:
Investment securities	—	(6,296,302)
Investment securities sold short	—	(9,609)
Futures	—	470,890
Swap agreements	—	831,077
Option contracts written	—	526,983
Option contracts purchased	—	(108,034)
Foreign currency	—	(1,013,886)

Net change in unrealized appreciation (depreciation)	—	(5,598,881)

Net Realized and Unrealized Gain (Loss)	88,237	(6,876,728)

Net Increase (Decrease) in Net Assets Resulting from Operations	$355,681	$4,814,947

(1)	See Note 3a and 3c in Notes to Financial Statements.

150	See Notes to Financial Statements.

Medium-Duration Bond Fund	Extended-Duration Bond Fund	Global Bond Fund

$48,528	$28,878	$346,232
5,238	883	3,973
25,178,508	12,837,970	17,500,962
180,706	74,858	239,654
(32,885)	—	(8,971)

25,380,095	12,942,589	18,081,850

3,292,107	1,384,305	1,951,623

4,487	4,030	2,901
26,760	26,677	21,224
261,765	19,400	75,072

851,547	397,193	458,100
442,460	90,890	202,538
145,726	122,255	125,725

13,721	13,020	160
16,950	17,570	19,974

1,667	776	1,261
16,884	16,273	7,474
12,208	3,838	5,483
6,661	1,929	3,631
148,125	18,881	34,203

5,241,068	2,117,037	2,909,369
(377,824)	(69,433)	(87,495)

4,863,244	2,047,604	2,821,874

20,516,851	10,894,985	15,259,976

7,722,780	8,479,998	586,405
(507,502)	—	—
4,513,918	—	524,248
(4,435,516)	—	—
3,491,303	—	68,500
(1,271,782)	—	(126,063)
2,771,595	(46,705)	(1,957,146)

12,284,796	8,433,293	(904,056)

(31,392,207)	(34,275,311)	(38,312,776)
64,957	—	—
(596,367)	—	388,465
(560,335)	—	—
(372,586)	—	—
547,255	—	56,117
(286,121)	7,898	(408,581)

(32,595,404)	(34,267,413)	(38,276,775)

(20,310,608)	(25,834,120)	(39,180,831)

$206,243	$(14,939,135)	$(23,920,855)

See Notes to Financial Statements.	151

STATEMENTS OF CHANGES IN NET ASSETS

	Money Market Fund

	For the Year Ended

	12/31/15	12/31/14
Operations:
Net investment income	$267,444	$103,141
Net realized gain (loss) on investment securities, foreign currency and derivatives	88,237	80,098
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	—	—

Net increase in net assets resulting from operations	355,681	183,239

Dividends and Distributions to Shareholders:
Dividends from net investment income
Institutional shares	(159,948)	(19,760)
Investor shares	(107,496)	(119,994)
Distributions from net realized capital gains
Institutional shares	(17,343)	(8,005)
Investor shares	(71,893)	(75,633)

Total dividends and distributions	(356,680)	(223,392)

Capital Share Transactions:
Proceeds from shares sold
Institutional shares	716,417,103	169,689,475
Investor shares	3,839,326,751	3,811,246,128
Reinvestment of dividends and distributions
Institutional shares	93,916	25,034
Investor shares	113,201	117,713

Total proceeds from shares sold and reinvested	4,555,950,971	3,981,078,350

Value of shares redeemed
Institutional shares	(592,248,516)	(154,146,430)
Investor shares	(3,961,518,030)	(3,910,770,582)

Total value of shares redeemed	(4,553,766,546)	(4,064,917,012)

Net increase (decrease) from capital share transactions(1)	2,184,425	(83,838,662)

Total increase (decrease) in net assets	2,183,426	(83,878,815)

Net Assets:
Beginning of Year	1,285,119,174	1,368,997,989

End of Year*	$1,287,302,600	$1,285,119,174

*Including undistributed (distributions in excess of) net investment income	$—	$—

(1)	See Note 6 in Notes to Financial Statements.

152	See Notes to Financial Statements.

Low-Duration Bond Fund		Medium-Duration Bond Fund

For the Year Ended		For the Year Ended

12/31/15	12/31/14	12/31/15	12/31/14

$11,691,675	$7,709,712	$20,516,851	$17,113,203
(1,277,847)	2,756,436	12,284,796	20,404,741

(5,598,881)	(1,921,486)	(32,595,404)	10,073,625

4,814,947	8,544,662	206,243	47,591,569

(6,206,090)	(3,246,651)	(19,835,112)	(9,760,378)
(4,004,414)	(8,748,258)	(5,372,791)	(11,514,324)
—	(106,638)	(8,134,050)	(1,259,574)
—	(357,017)	(2,134,885)	(1,688,475)

(10,210,504)	(12,458,564)	(35,476,838)	(24,222,751)

533,537,034	34,760,024	538,487,348	57,541,784
56,861,484	94,065,721	35,790,325	133,368,406

6,202,579	3,348,188	27,940,007	10,995,994
4,003,486	9,104,484	7,503,003	13,200,112

600,604,583	141,278,417	609,720,683	215,106,296

(56,796,481)	(31,908,875)	(65,371,757)	(58,724,889)
(524,728,254)	(97,380,779)	(523,381,325)	(80,447,236)

(581,524,735)	(129,289,654)	(588,753,082)	(139,172,125)

19,079,848	11,988,763	20,967,601	75,934,171

13,684,291	8,074,861	(14,302,994)	99,302,989

846,339,102	838,264,241	908,925,977	809,622,988

$860,023,393	$846,339,102	$894,622,983	$908,925,977

$356,265	$(1,016,162)	$194,284	$1,210,249

See Notes to Financial Statements.	153

STATEMENTS OF CHANGES IN NET ASSETS

	Extended-Duration Bond Fund

	For the Year Ended

	12/31/15	12/31/14
Operations:
Net investment income	$10,894,985	$11,698,563
Net realized gain (loss) on investment securities, foreign currency and derivative	8,433,293	13,621,292
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivative	(34,267,413)	20,316,746

Net increase (decrease) in net assets resulting from operations	(14,939,135)	45,636,601

Dividends and Distributions to Shareholders:
Dividends from net investment income
Institutional shares	(8,255,611)	(5,678,669)
Investor shares	(2,613,268)	(6,555,965)
Distributions from net realized capital gains
Institutional shares	(8,221,411)	(4,378,841)
Investor shares	(3,229,289)	(5,208,316)

Total dividends and distributions	(22,319,579)	(21,821,791)

Capital Share Transactions:
Proceeds from shares sold
Institutional shares	119,793,129	16,428,518
Investor shares	28,567,162	59,631,376
Reinvestment of dividends and distributions
Institutional shares	16,470,485	10,047,722
Investor shares	5,835,124	11,755,354

Total proceeds from shares sold and reinvested	170,665,900	97,862,970

Value of shares redeemed
Institutional shares	(18,375,581)	(20,788,920)
Investor shares	(160,827,372)	(70,036,593)

Total value of shares redeemed	(179,202,953)	(90,825,513)

Net increase (decrease) from capital share transactions(1)	(8,537,053)	7,037,457

Total increase (decrease) in net assets	(45,795,767)	30,852,267

Net Assets:
Beginning of Year	301,633,648	270,781,381

End of Year*	$255,837,881	$301,633,648

*Including distributions in excess of net investment income	$(696)	$(696)

(1)	See Note 6 in Notes to Financial Statements.

154	See Notes to Financial Statements.

Global Bond Fund

For the Year Ended

12/31/15	12/31/14

$15,259,976	$13,952,255
(904,056)	1,883,868

(38,276,775)	(5,892,886)

(23,920,855)	9,943,237

(8,590,342)	—
(7,161,903)	(13,252,051)

—	—
—	—

(15,752,245)	(13,252,051)

344,440,917	—
18,823,824	65,529,567
8,590,341	—
7,159,800	13,251,586

379,014,882	78,781,153

(8,005,220)	—
(342,648,454)	(31,992,897)

(350,653,674)	(31,992,897)

28,361,208	46,788,256

(11,311,892)	43,479,442

401,321,429	357,841,987

$390,009,537	$401,321,429

$(399,581)	$(214,427)

See Notes to Financial Statements.	155

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return		Net Assets, End of Year (000)	Expenses, Net(1)	Expenses, Gross(2)	Investment Income, Net(1)	Portfolio Turnover Rate
Money Market Fund

Institutional Class
2015	$1.00	$—	†#	$—	†	$— †	$— †	$1.00	0.08	% $	245,882	0.17%	0.18%	0.08%	N/A
2014	1.00	—	†#	—	†	— †	— †	1.00	0.02		121,624	0.18	0.19	0.01	N/A
2013(3)	1.00	—	†#	—	†	— †	— †	1.00	0.04		106,060	0.18	0.20	0.04	N/A
2012	1.00	—	†#	—	†	— †	— †	1.00	0.10		106,664	0.18	0.20	0.10	N/A
2011	1.00	—	†#	—	†	— †	— †	1.00	0.10		116,298	0.18	0.19	0.09	N/A

Investor Class
2015	$1.00	$—	†#	$—	†	$— †	$— †	$1.00	0.02	% $	1,041,421	0.24%	0.43%	0.01%	N/A
2014	1.00	—	†#	—	†	— †	— †	1.00	0.02		1,163,495	0.19	0.44	0.01	N/A
2013(3)	1.00	—	†#	—	†	— †	— †	1.00	0.02		1,262,938	0.21	0.44	0.01	N/A
2012	1.00	—	†#	—	†	— †	— †	1.00	0.01		1,131,756	0.27	0.44	0.01	N/A
2011	1.00	—	†#	—	†	— †	— †	1.00	0.01		1,161,630	0.27	0.42	0.01	N/A

Low-Duration Bond Fund

Institutional Class
2015	$8.44	$0.13	#	$(0.06	)(4)	$(0.14)	$—	$8.37	0.79	% $	617,698	0.37%	0.38%	1.52%	746%
2014	8.54	0.09	#	0.01	(4)	(0.19)	(0.01)	8.44	1.16		141,461	0.36	0.42	1.06	529
2013(5)	8.71	0.11	#	(0.11	)(4)	(0.16)	(0.01)	8.54	0.02		136,966	0.36	0.42	1.26	202
2012	8.59	0.15	#	0.22	(4)	(0.22)	(0.03)	8.71	4.35		135,526	0.36	0.41	1.68	228
2011	8.70	0.16	#	(0.01	)(4)	(0.23)	(0.03)	8.59	1.77		122,462	0.36	0.42	1.84	221

Investor Class
2015	$13.31	$0.16	#	$(0.09	)(4)	$(0.11)	$—	$13.27	0.49	% $	242,325	0.60%	0.65%	1.17%	746%
2014	13.35	0.11	#	0.02	(4)	(0.16)	(0.01)	13.31	0.97		704,878	0.57	0.66	0.85	529
2013(5)	13.52	0.14	#	(0.16	)(4)	(0.14)	(0.01)	13.35	(0.20)		701,299	0.57	0.66	1.04	202
2012	13.20	0.20	#	0.35	(4)	(0.20)	(0.03)	13.52	4.15		678,099	0.57	0.65	1.47	228
2011	13.23	0.22	#	(0.01	)(4)	(0.21)	(0.03)	13.20	1.58		621,713	0.55	0.65	1.64	221

Medium-Duration Bond Fund

Institutional Class
2015	$6.99	$0.17	#	$(0.16	)(4)	$(0.25)	$(0.10)	$6.65	0.03	% $	706,760	0.45%	0.47%	2.46%	346%
2014	6.91	0.15	#	0.26	(4)	(0.29)	(0.04)	6.99	6.03		239,389	0.48	0.52	2.14	408
2013(6)	7.32	0.16	#	(0.29	)(4)	(0.27)	(0.01)	6.91	(1.90)		227,172	0.48	0.52	2.21	409
2012	7.24	0.17	#	0.39	(4)	(0.28)	(0.20)	7.32	7.93		251,565	0.48	0.51	2.32	570
2011	7.25	0.20	#	0.27	(4)	(0.35)	(0.13)	7.24	6.56		228,024	0.48	0.52	2.76	609

Investor Class
2015	$14.65	$0.28	#	$(0.31	)(4)	$(0.21)	$(0.10)	$14.31	(0.22	)% $	187,863	0.66%	0.75%	1.92%	346%
2014	14.14	0.29	#	0.53	(4)	(0.27)	(0.04)	14.65	5.82		669,537	0.63	0.77	1.98	408
2013(6)	14.68	0.30	#	(0.59	)(4)	(0.24)	(0.01)	14.14	(1.98)		582,451	0.63	0.77	2.06	409
2012	14.07	0.32	#	0.75	(4)	(0.26)	(0.20)	14.68	7.68		620,945	0.63	0.75	2.18	570
2011	13.65	0.37	#	0.51	(4)	(0.33)	(0.13)	14.07	6.49		636,218	0.61	0.75	2.62	609

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share, Total Return or the Ratio of Net Investment Income to Average Net Assets for Institutional Class and Investor Class.
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(5)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.02% and 0.02% for Institutional Class and Investor Class, respectively.

(6)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, Total Return by 0.00% and 0.07%, and the Ratio of Net Investment Income to Average Net Assets by 0.04% and 0.04% for Institutional Class and Investor Class, respectively.

156	See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(1)	Expenses, Gross(2)	Investment Income, Net(1)	Portfolio Turnover Rate
Extended-Duration Bond Fund

Institutional Class
2015	$4.65	$0.17	#	$(0.38	)(3)	$(0.31)	$(0.33)	$3.80	(5.01)%	$148,920	0.60%	0.60%	4.09%	42%
2014	4.78	0.21	#	0.59	(3)	(0.53)	(0.40)	4.65	17.47	56,216	0.56	0.57	4.19	48
2013(4)	6.36	0.27	#	(0.58	)(3)	(0.63)	(0.64)	4.78	(5.10)	51,959	0.55	0.55	4.61	37
2012	6.48	0.31	#	0.64	(3)	(0.65)	(0.42)	6.36	15.41	86,268	0.52	0.53	4.68	27
2011	6.93	0.37	#	0.49	(3)	(0.74)	(0.57)	6.48	13.33	74,591	0.54	0.55	5.32	41

Investor Class
2015	$18.30	$0.66	#	$(1.60	)(3)	$(0.27)	$(0.33)	$16.76	(5.30)%	$106,918	0.82%	0.85%	3.65%	42%
2014	16.39	0.71	#	2.10	(3)	(0.50)	(0.40)	18.30	17.32	245,417	0.75	0.83	3.99	48
2013(4)	18.58	0.78	#	(1.74	)(3)	(0.59)	(0.64)	16.39	(5.24)	218,822	0.75	0.80	4.40	37
2012	17.08	0.81	#	1.72	(3)	(0.61)	(0.42)	18.58	15.06	384,705	0.75	0.78	4.45	27
2011	16.28	0.86	#	1.22	(3)	(0.71)	(0.57)	17.08	13.14	330,879	0.73	0.78	5.13	41

Global Bond Fund

Institutional Class
2015(5)	$10.09	$0.27	#	$(1.02	)(3)	$(0.26)	$—	$9.08	(7.54)%	$311,374	0.59%	0.62%	4.15%	30%

Investor Class
2015	$10.03	$0.33	#	$(0.92	)(3)	$(0.36)	$—	$9.08	(6.00)%	$78,636	0.82%	0.84%	3.35%	30%
2014	10.09	0.37	#	(0.07	)(3)	(0.36)	—	10.03	2.90	401,321	0.79	0.82	3.64	57
2013(6)	10.38	0.39	#	(0.36	)(3)	(0.32)	—	10.09	0.30	357,842	0.80	0.83	3.77	101
2012	9.73	0.45	#	0.74	(3)	(0.54)	—	10.38	12.52	232,856	0.83	0.86	4.41	64
2011	9.83	0.51	#	(0.09	)(3)	(0.52)	—	9.73	4.35	170,167	0.86	0.88	5.09	68

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(4)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, Total Return by 0.00% and 0.05%, and the Ratio of Net Investment Income to Average Net Assets by 0.04% and 0.04% for Institutional Class and Investor Class, respectively.
(5)	Inception date was April 30, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(6)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.01, Total Return by 0.10%, and the Ratio of Net Investment Income to Average Net Assets by 0.02%.

See Notes to Financial Statements.	157

EQUITY SELECT FUNDS (Unaudited)

Global equity markets showed resilience in the fourth quarter and erased a good portion of the losses suffered in the prior quarter. Familiar themes such as moderating growth expectations in China, Federal Reserve (“Fed”) policy related to the timing of potential interest rate hikes and falling commodity prices continued to dominate the headlines and contributed to market uncertainty throughout the year. In the United States, equity markets continued to be volatile towards year-end as the S&P 500® Index advanced in October and November but declined in December. The result was an overall fourth quarter return of 7.04%, bringing the annual return to a positive 1.38% for 2015. The broader U.S. market, as measured by the Russell 3000® Index, posted returns of 6.27% for the fourth quarter and 0.48% for calendar year 2015.

From a sector perspective, performance was mixed as only five of nine sectors within the Russell 3000® Index advanced during the year. The best performance came from defensive sectors such as health care and consumer staples, while the worst performance came from the cyclical energy and materials & processing sector. The energy sector was clearly the weakest performer for the year and was negatively impacted by the continued decline in oil and gas prices.

Companies with larger capitalization, higher price-to-earnings ratios and lower dividend yield characteristics generally performed well during the year. In terms of equity market capitalization, large-cap companies outperformed their small-cap counterparts as the Russell 1000® Index posted a one-year return of 0.92%, while the Russell 2000® Index declined -4.41%. Style differentiation was evident during the year as growth-oriented stocks outperformed value-oriented stocks across all market capitalization segments. In the large capitalization segment, the Russell 1000® Growth Index and Russell 1000® Value Index had one-year returns of 5.67% and -3.83%, respectively. In the small capitalization segment, the Russell 2000® Growth Index posted a one-year return of -1.38%, while the Russell 2000® Value Index declined -7.47%. The fact that growth-oriented stocks outperformed their value-oriented counterparts is consistent with performance normally experienced in the late stages of an economic cycle.

Developed non-U.S. markets underperformed their U.S. counterparts and were negatively impacted by the U.S. dollar, which strengthened against most currencies during the year. The MSCI EAFE Index (Net), a measure of international developed country returns, posted a fourth quarter return of 4.71%, bringing the one-year return to -0.81%. Growth styles outperformed value styles and small capitalization stocks generally outperformed large capitalization stocks during the year. From a country perspective, Singapore, Spain and Norway posted the worst performance, while Denmark, Ireland and Belgium were among the best performing countries for the year. From a sector perspective, the weakest performance was registered in the energy and materials sectors, which were negatively impacted by the fall in oil prices, while the strongest performance came from the more defensive health care and consumer staples sectors.

Emerging markets experienced a difficult year and continued to face the headwinds of slower Chinese growth, weak commodity prices and a strong U.S. dollar. The MSCI Emerging Markets Index (Net) posted a small gain of 0.66% in the fourth quarter but was down -14.92% for the year, making it the weakest period since 2011. The worst performance was experienced in countries such as Greece, Brazil and Columbia, while Russia and Hungary were among the few positive performing countries for the year. All sectors were negative and seven of the ten groups experienced double-digit declines for the one-year period. The materials and utilities sectors were the worst performers, while the technology and health care sectors were the strongest performing sectors for calendar year 2015.

Defensive Market Strategies Fund (Unaudited)

The Defensive Market Strategies Fund combines multiple strategies that in aggregate seek to provide long-term capital appreciation with reduced volatility compared to the equity markets.

The Investor Class of the Fund achieved its investment objective during 2015, outperforming its composite benchmark of 50% S&P 500® Index and 50% Citigroup 3-month Treasury Bill Index (2.16% versus 0.91%). The Fund also outperformed its reference benchmark, represented by the S&P 500® Index, which posted a modestly positive return of just 1.38% for the year. The greater capital appreciation of the Fund, relative to that of the S&P 500® Index, was due to the outperformance of the sub-adviser composite despite the Fund having materially lower market sensitivity (equity beta) and volatility (standard deviation) compared to the S&P 500® Index.

The Fund currently has assets allocated between three principal investment strategies, including long-only equity, options equity and convertible bonds. For the calendar year 2015, the long-only equity and options equity strategies contributed positively to absolute and benchmark-relative returns, while the convertible bonds strategy detracted from both absolute and benchmark-relative results.

The long-only equity strategy outperformed the S&P 500® Index for the year, benefiting from strong security selection, most notably in financial services and utilities. Strong security selection overcame defensive posturing in an environment where, in general, the highest beta stocks outperformed. Sector positioning detracted from results relative to the S&P 500® Index, mostly due to underweight positioning in technology and consumer discretionary stocks.

The options equity strategy contributed positively to benchmark relative performance, benefiting from an environment where the option premiums collected from option selling outperformed that of the equity risk premium, which was close to zero.

The convertible bonds strategy produced modestly negative returns. Strong security selection in the less equity sensitive securities of the convertible bond market boosted returns relative to a broad convertible bond index, but the allocation still underperformed the Fund’s benchmark. The Merrill Lynch All U.S. Convertibles Index fell 2.89% for the year and was impacted most negatively by declining share prices of the convertible bond issuers, which reduced the value of the imbedded options of the convertible bonds in the index.

Some underlying strategies may utilize derivative instruments within the Fund. During 2015, the Fund sold equity options in order to hedge (reduce) equity exposure and to collect the option premium from selling. The use of equity options contributed meaningfully to performance during 2015. Currency forwards were used to hedge foreign currency exposure back to the U.S. dollar and also contributed positively to the Fund’s performance.

This Fund may be suitable for investors who have a medium- to long-term investment horizon, possess a moderate tolerance for risk and seek to participate in the return potential of stocks at a slightly lower risk level than an all stock portfolio. Convertible securities valuations generally are more closely aligned with a company’s bonds than common stock. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Foreign securities may be subject to greater risk than domestic securities due to currency volatility, reduced market liquidity and political and economic instability. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives, and by its ability to select sub-advisers to allocate assets. Short sales by a fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Leverage may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund to generally decline faster than it would otherwise. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns. It is possible to lose money by investing in the Fund.

Defensive Market Strategies Fund (Unaudited)

At December 31, 2015, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Corporate Bonds	22.8
U.S. Treasury Obligations	18.2
Money Market Funds	15.4
Financial Services	7.9
Consumer Staples	7.2
Utilities	6.7
Consumer Discretionary	5.9
Healthcare	5.7
Producer Durables	4.9
Preferred Stocks	4.0
Foreign Common Stocks	4.0
Technology	3.4
Energy	2.4
Synthetic Convertible Instruments	0.9
Materials & Processing	0.8
Master Limited Partnership	0.5
Written Options	(0.1)

110.6

Defensive Market Strategies Fund (Unaudited)

Average Annual Total Returns as of 12/31/15
	Institutional Class*	Investor Class*	Benchmark**
One Year	2.43%	2.16%	0.91%
Since Inception	9.77%	9.50%	7.52%
Inception Date	09/01/11	09/01/11
Total Fund Operating Expenses (May 1, 2015 Prospectus, as amended on June 01, 2015)(1)	0.82%	1.07%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund since September 1, 2011 (commencement of operations), with all dividends and capital gains reinvested, with the weighted composite index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a weighted composite benchmark index as a reference benchmark consisting of 50% S&P 500® Index and 50% Citigroup 3-Month Treasury Bill Index.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

DEFENSIVE MARKET STRATEGIES FUND SCHEDULE OF INVESTMENTS	December 31, 2015

	Shares	Value
COMMON STOCKS — 44.9%
Consumer Discretionary — 5.9%
Advance Auto Parts, Inc.	262	$39,434
Amazon.com, Inc.*	2,115	1,429,507
AutoNation, Inc.*	58	3,460
AutoZone, Inc.*	1,838	1,363,631
Bed Bath & Beyond, Inc.Δ*	6,508	314,011
Best Buy Co., Inc.	307	9,348
BorgWarner, Inc.	232	10,029
Cablevision Systems Corporation Class A	805	25,680
CarMax, Inc.*	253	13,654
CBS Corporation Class B (Non-Voting Shares)	421	19,842
Chipotle Mexican Grill, Inc.*	1,237	593,574
Coach, Inc.	313	10,245
Comcast Corporation Class A	3,132	176,739
Costco Wholesale Corporation	12,433	2,007,930
D.R. Horton, Inc.	377	12,075
Darden Restaurants, Inc.	149	9,482
Discovery Communications, Inc. Class A*	180	4,802
Discovery Communications, Inc. Class C*	364	9,180
Dollar General Corporation	302	21,705
Dollar Tree, Inc.*	8,314	642,007
Domino’s Pizza, Inc.Δ	3,000	333,750
eBay, Inc.*	4,125	113,355
Estee Lauder Cos., Inc. (The) Class A	11,958	1,053,022
Expedia, Inc.Δ	1,083	134,617
Ford Motor Co.	4,478	63,095
GameStop Corporation Class A	130	3,645
Gap, Inc. (The)Δ	1,501	37,075
General Motors Co.	1,773	60,300
Genuine Parts Co.Δ	47,864	4,111,039
Goodyear Tire & Rubber Co. (The)	280	9,148
H&R Block, Inc.	314	10,459
Hanesbrands, Inc.	225	6,622
Harley-Davidson, Inc.	250	11,348
Harman International Industries, Inc.	76	7,160
Hasbro, Inc.	91	6,130
Home Depot, Inc. (The)	13,435	1,776,779
Interpublic Group of Cos., Inc. (The)	481	11,198
Johnson Controls, Inc.	755	29,815
Kohl’s Corporation	228	10,860
L Brands, Inc.	443	42,448
Lennar Corporation Class A	243	11,885
Lowe’s Cos., Inc.	9,042	687,554
Macy’s, Inc.	419	14,657
Madison Square Garden Co. (The) Class A*	703	113,745
Marriott International, Inc. Class A	425	28,492
Mattel, Inc.Δ	10,887	295,800
McDonald’s Corporation	26,058	3,078,492
Mohawk Industries, Inc.*	62	11,742
Netflix, Inc.*	525	60,050
Newell Rubbermaid, Inc.	363	16,001
News Corporation Class A	567	7,575

	Shares	Value
NIKE, Inc. Class B	16,090	$1,005,625
Nordstrom, Inc.	287	14,295
Omnicom Group, Inc.	293	22,168
O’Reilly Automotive, Inc.*	3,321	841,608
Panera Bread Co. Class AΔ*	2,200	428,516
Priceline Group, Inc. (The)*	164	209,092
PulteGroup, Inc.	257	4,580
PVH Corporation	92	6,776
Ralph Lauren Corporation	53	5,908
Ross Stores, Inc.	4,286	230,630
Scripps Networks Interactive, Inc. Class AΔ	5,121	282,730
Staples, Inc.	437	4,138
Starbucks Corporation	23,437	1,406,923
Starwood Hotels & Resorts Worldwide, Inc.	337	23,347
Target CorporationΔ	10,917	792,683
TEGNA, Inc.	255	6,508
Tiffany & Co.	162	12,359
Time Warner Cable, Inc.	315	58,461
Time Warner, Inc.	4,554	294,507
TJX Cos., Inc. (The)	10,907	773,415
Tractor Supply Co.	2,059	176,045
TripAdvisor, Inc.Δ*	4,547	387,632
Tupperware Brands CorporationΔ	12,603	701,357
Twenty-First Century Fox, Inc. Class A	1,877	50,979
Under Armour, Inc. Class A*	210	16,928
Urban Outfitters, Inc.*	140	3,185
VF Corporation	493	30,689
Wal-Mart Stores, Inc.	104,724	6,419,581
Walt Disney Co. (The)	8,253	867,225
Whirlpool Corporation	3,768	553,406
Williams-Sonoma, Inc.Δ	4,891	285,683
Wyndham Worldwide Corporation	274	19,906
Yum! Brands, Inc.	15,165	1,107,803

		35,918,881

Consumer Staples — 7.2%
Archer-Daniels-Midland Co.	746	27,363
Campbell Soup Co.Δ	18,855	990,830
Church & Dwight Co., Inc.	10,194	865,267
Clorox Co. (The)Δ	5,512	699,087
Coca-Cola Co. (The)	49,718	2,135,885
Coca-Cola Enterprises, Inc.	469	23,094
Colgate-Palmolive Co.	28,287	1,884,480
ConAgra Foods, Inc.	781	32,927
CVS Health Corporation	10,806	1,056,503
Dr. Pepper Snapple Group, Inc.	1,169	108,951
Flowers Foods, Inc.Δ	1,296	27,851
General Mills, Inc.Δ	63,260	3,647,572
Hershey Co. (The)Δ	11,934	1,065,348
Hormel Foods CorporationΔ	10,055	795,149
J.M. Smucker Co. (The)	160	19,734
Kellogg Co.	7,244	523,524
Keurig Green Mountain, Inc.	1,126	101,317
Kimberly-Clark Corporation	14,266	1,816,062
Kraft Heinz Co. (The)	846	61,555
Kroger Co. (The)	24,190	1,011,868
McCormick & Co., Inc. (Non-Voting Shares)Δ	10,686	914,294
Mead Johnson Nutrition Co.	36,097	2,849,858
Mondelez International, Inc. Class A	2,203	98,783

162	See Notes to Financial Statements.

	Shares	Value
Monster Beverage Corporation*	5,400	$804,384
PepsiCo, Inc.	74,949	7,488,904
Procter & Gamble Co. (The)	93,929	7,458,902
Sysco Corporation	162,799	6,674,759
Tyson Foods, Inc. Class A	397	21,172
Walgreens Boots Alliance, Inc.	8,306	707,297
Whole Foods Market, Inc.Δ	2,984	99,964

		44,012,684

Energy — 2.4%
Anadarko Petroleum Corporation	632	30,703
Apache Corporation	533	23,703
Baker Hughes, Inc.	497	22,937
Cabot Oil & Gas Corporation	422	7,465
Cameron International Corporation*	295	18,644
Chesapeake Energy Corporation	577	2,596
Chevron Corporation	21,203	1,907,422
Cimarex Energy Co.	65	5,810
Columbia Pipeline Group, Inc.	357	7,140
ConocoPhillips	1,531	71,482
CONSOL Energy, Inc.	259	2,046
Devon Energy Corporation	598	19,136
EOG Resources, Inc.	1,089	77,090
EQT Corporation	171	8,914
Exxon Mobil Corporation	109,259	8,516,739
First Solar, Inc.*	87	5,741
FMC Technologies, Inc.*	280	8,123
Halliburton Co.	1,119	38,091
Helmerich & Payne, Inc.	122	6,533
Hess Corporation	311	15,077
Kinder Morgan, Inc.	2,302	34,346
Marathon Oil Corporation	789	9,934
Marathon Petroleum Corporation	1,961	101,658
Murphy Oil Corporation	194	4,355
National Oilwell Varco, Inc.	635	21,266
Newfield Exploration Co.*	175	5,698
Noble Energy, Inc.	408	13,435
Occidental Petroleum Corporation	54,249	3,667,775
ONEOK, Inc.	236	5,820
Phillips 66	549	44,908
Pioneer Natural Resources Co.	213	26,706
Range Resources Corporation	186	4,577
Spectra Energy CorporationΔ	2,565	61,406
Tesoro Corporation	143	15,068
Valero Energy Corporation	605	42,780
Williams Cos., Inc. (The)*	895	23,002

		14,878,126

Financial Services — 7.9%
Affiliated Managers Group, Inc.*	64	10,225
Aflac, Inc.	665	39,834
Alleghany Corporation*	963	460,247
Alliance Data Systems Corporation*	78	21,572
Allstate Corporation (The)	5,007	310,885
American Express Co.	7,795	542,142
American International Group, Inc.	1,660	102,870
American Tower Corporation REIT	834	80,856

	Shares	Value
Ameriprise Financial, Inc.	217	$23,093
Apartment Investment & Management Co. Class A REIT	481	19,254
Assurant, Inc.	75	6,040
AvalonBay Communities, Inc. REIT	172	31,670
Bank of America Corporation	13,035	219,379
Bank of Hawaii CorporationΔ	10,900	685,610
Bank of New York Mellon Corporation (The)	1,007	41,509
BB&T Corporation	4,373	165,343
Berkshire Hathaway, Inc. Class B*	2,345	309,634
BlackRock, Inc.	159	54,143
Boston Properties, Inc. REIT	174	22,192
Capital One Financial Corporation	10,914	787,773
Capitol Federal Financial, Inc.Δ	405,400	5,091,824
CBRE Group, Inc. Class A*	315	10,893
Charles Schwab Corporation (The)	1,326	43,665
Chubb Corporation (The)	416	55,178
Cincinnati Financial Corporation	105	6,213
Citigroup, Inc.	4,463	230,960
CME Group, Inc.	384	34,790
CNA Financial Corporation	1,331	46,785
Comerica, Inc.	2,152	90,018
Commerce Bancshares, Inc.Δ	42,638	1,813,821
Crown Castle International Corporation REIT	1,012	87,487
Cullen/Frost Bankers, Inc.Δ	11,946	716,760
Discover Financial Services	1,099	58,928
Dun & Bradstreet Corporation (The)	354	36,791
E*TRADE Financial Corporation*	326	9,663
Equifax, Inc.	138	15,369
Equinix, Inc. REIT	56	16,934
Equity Residential REIT	467	38,103
Essex Property Trust, Inc. REIT	90	21,547
FactSet Research Systems, Inc.	5,000	812,850
Fidelity National Information Services, Inc.	329	19,937
Fifth Third Bancorp	1,381	27,758
Fiserv, Inc.*	888	81,216
Franklin Resources, Inc.	12,590	463,564
General Growth Properties, Inc. REIT	589	16,027
Goldman Sachs Group, Inc. (The)	466	83,987
Hartford Financial Services Group, Inc. (The)	507	22,034
HCP, Inc. REIT	516	19,732
Host Hotels & Resorts, Inc. REIT	861	13,208
Huntington Bancshares, Inc.	953	10,540
Intercontinental Exchange, Inc.	139	35,620
Iron Mountain, Inc. REIT	206	5,564
Jack Henry & Associates, Inc.Δ	2,600	202,956
JPMorgan Chase & Co.	34,353	2,268,329
KeyCorp	867	11,436
Kimco Realty Corporation REIT	228	6,033
Leucadia National Corporation	355	6,173
Lincoln National Corporation	300	15,078

See Notes to Financial Statements.	163

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Loews Corporation	130	$4,992
M&T Bank Corporation	10,083	1,221,858
Macerich Co. (The) REIT	159	12,830
Markel Corporation*	1,618	1,429,260
Marsh & McLennan Cos., Inc.	75,698	4,197,454
MasterCard, Inc. Class A	12,031	1,171,338
McGraw Hill Financial, Inc.	309	30,461
Mercury General Corporation	7,577	352,861
MetLife, Inc.	16,598	800,190
Moody’s Corporation	279	27,995
Morgan Stanley	1,593	50,673
Navient Corporation	520	5,954
New York Community Bancorp, Inc.Δ	61,920	1,010,534
Northern Trust CorporationΔ	32,153	2,317,910
PayPal Holdings, Inc.*	4,125	149,325
People’s United Financial, Inc.Δ	64,574	1,042,870
Piedmont Office Realty Trust, Inc. Class A REIT	31,418	593,172
Plum Creek Timber Co., Inc. REIT	202	9,639
PNC Financial Services Group, Inc. (The)	54,982	5,240,334
Principal Financial Group, Inc.	312	14,034
ProAssurance Corporation	2,500	121,325
Progressive Corporation (The)	25,934	824,701
Prologis, Inc. REIT	334	14,335
Prudential Financial, Inc.	524	42,659
Public Storage REIT	108	26,752
Realty Income Corporation REIT	312	16,109
Regions Financial Corporation	1,188	11,405
Signature BankΔ*	1,800	276,066
Simon Property Group, Inc. REIT	415	80,693
State Street Corporation	490	32,516
SunTrust Banks, Inc.	37,007	1,585,380
Synchrony Financial*	664	20,192
T. Rowe Price Group, Inc.	297	21,233
Torchmark Corporation	321	18,348
Total System Services, Inc.	261	12,998
Travelers Cos., Inc. (The)	13,401	1,512,437
U.S. Bancorp	40,406	1,724,124
Unum Group	295	9,821
Ventas, Inc. REIT	333	18,791
Visa, Inc. Class AΔ	25,740	1,996,137
Vornado Realty Trust REIT	197	19,692
W.R. Berkley Corporation	1,900	104,025
Wells Fargo & Co.	37,887	2,059,537
Welltower, Inc. REIT	570	38,777
Western Union Co. (The)	622	11,140
Weyerhaeuser Co. REIT	42,611	1,277,478
Zions Bancorporation	159	4,341

		48,046,738

Healthcare — 5.7%
Abbott Laboratories	19,906	893,978
AbbVie, Inc.	10,605	628,240
Aetna, Inc.	8,611	931,021
Agilent Technologies, Inc.	17,277	722,351
Alexion Pharmaceuticals, Inc.*	298	56,844
Amgen, Inc.	2,551	414,104
Anthem, Inc.	4,800	669,312
athenahealth, Inc.Δ*	479	77,105
Baxalta, Inc.	1,106	43,167

	Shares	Value
Baxter International, Inc.	71,468	$2,726,504
Becton Dickinson and Co.	7,137	1,099,740
Biogen, Inc.*	994	304,512
Bio-Rad Laboratories, Inc. Class A*	292	40,489
Boston Scientific Corporation*	1,348	24,857
Bristol-Myers Squibb Co.	25,659	1,765,083
C.R. Bard, Inc.	4,228	800,952
Cardinal Health, Inc.	14,225	1,269,866
Celgene Corporation*	3,590	429,938
Centene CorporationΔ*	3,100	204,011
Cerner Corporation*	1,935	116,429
Cigna Corporation	310	45,362
DaVita HealthCare Partners, Inc.*	200	13,942
DENTSPLY International, Inc.	161	9,797
Edwards Lifesciences Corporation*	3,936	310,865
Eli Lilly & Co.	20,277	1,708,540
Express Scripts Holding Co.*	6,045	528,393
Gilead Sciences, Inc.	3,151	318,850
HCA Holdings, Inc.*	500	33,815
Henry Schein, Inc.Δ*	3,511	555,405
Humana, Inc.	176	31,418
IDEXX Laboratories, Inc.*	3,740	272,721
Illumina, Inc.*	164	31,479
Intuitive Surgical, Inc.*	443	241,949
Johnson & Johnson	93,801	9,635,239
Laboratory Corporation of America Holdings*	2,051	253,586
McKesson Corporation	5,681	1,120,464
MEDNAX, Inc.*	465	33,322
Patterson Cos., Inc.Δ	3,219	145,531
PerkinElmer, Inc.	128	6,857
Quest Diagnostics, Inc.Δ	40,343	2,870,001
Quintiles Transnational Holdings, Inc.*	361	24,786
Regeneron Pharma-ceuticals, Inc.*	108	58,630
St. Jude Medical, Inc.	321	19,828
Stryker Corporation	11,613	1,079,312
Tenet Healthcare Corporation*	747	22,634
Thermo Fisher Scientific, Inc.	444	62,981
UnitedHealth Group, Inc.	16,009	1,883,299
Universal Health Services, Inc. Class B	40	4,780
Vertex Pharmaceuticals, Inc.*	308	38,756
Zimmer Biomet Holdings, Inc.Δ	1,672	171,530
Zoetis, Inc.	1,989	95,313

		34,847,888

Materials & Processing — 0.8%
Air Products & Chemicals, Inc.Δ	19,024	2,475,213
Airgas, Inc.	46	6,363
Alcoa, Inc.	1,077	10,630
Ball Corporation	161	11,709
Bemis Co., Inc.	4,500	201,105
CF Industries Holdings, Inc.	315	12,855
Dow Chemical Co. (The)	1,623	83,552
E.I. du Pont de Nemours & Co.	2,183	145,388
Eastman Chemical Co.	174	11,747
Ecolab, Inc.	384	43,922
Fastenal Co.Δ	5,308	216,672
FMC Corporation	151	5,909

164	See Notes to Financial Statements.

	Shares	Value
Freeport-McMoRan, Inc.	1,109	$7,508
International Flavors & Fragrances, Inc.Δ	693	82,910
International Paper Co.	550	20,735
Martin Marietta Materials, Inc.	107	14,614
Masco Corporation	401	11,348
Monsanto Co.	513	50,541
Mosaic Co. (The)	346	9,546
NewMarket CorporationΔ	60	22,844
Newmont Mining Corporation	511	9,193
Nucor Corporation	354	14,266
Owens-Illinois, Inc.*	127	2,212
PPG Industries, Inc.	3,914	386,781
Praxair, Inc.	2,080	212,992
Precision Castparts Corporation	182	42,226
Sealed Air Corporation	225	10,035
Sherwin-Williams Co. (The)	2,606	676,518
Vulcan Materials Co.	147	13,961
WestRock Co.	198	9,033

		4,822,328

Producer Durables — 4.9%
3M Co.	13,382	2,015,864
ADT Corporation (The)Δ	10,708	353,150
Alaska Air Group, Inc.	300	24,153
American Airlines Group, Inc.	837	35,447
AMETEK, Inc.	278	14,898
Automatic Data Processing, Inc.	10,969	929,294
Boeing Co. (The)	4,795	693,309
C.H. Robinson Worldwide, Inc.	2,398	148,724
Caterpillar, Inc.Δ	4,505	306,160
Cintas Corporation	3,375	307,294
Covanta Holding CorporationΔ	10,905	168,918
CSX Corporation	1,157	30,024
Cummins, Inc.	196	17,250
Danaher Corporation	4,214	391,396
Deere & Co.	419	31,957
Delta Air Lines, Inc.	1,218	61,740
Dover Corporation	192	11,772
Emerson Electric Co.	6,901	330,075
Expeditors International of Washington, Inc.	129	5,818
FedEx Corporation	3,254	484,813
FLIR Systems, Inc.	1,545	43,368
Flowserve Corporation	133	5,597
Fluor Corporation	182	8,594
General Dynamics Corporation	4,569	627,598
General Electric Co.	55,592	1,731,691
Honeywell International, Inc.	4,771	494,132
Huntington Ingalls Industries, Inc.	1,631	206,892
Illinois Tool Works, Inc.	443	41,057
J.B. Hunt Transport
Services, Inc.Δ	900	66,024
Jacobs Engineering Group, Inc.*	78	3,272
Kansas City Southern	102	7,616
Landstar System, Inc.Δ	1,384	81,172
Lockheed Martin Corporation	5,164	1,121,363
Mettler-Toledo International, Inc.*	1,400	474,782
MSC Industrial Direct Co., Inc. Class A	3,700	208,199
Norfolk Southern Corporation	332	28,084

	Shares	Value
Northrop Grumman Corporation	4,162	$785,827
PACCAR, Inc.	409	19,387
Parker-Hannifin Corporation	153	14,838
Paychex, Inc.Δ	21,169	1,119,628
Pitney Bowes, Inc.	332	6,856
Quanta Services, Inc.*	139	2,815
Raytheon Co.	6,236	776,569
Republic Services, Inc.	106,022	4,663,908
Robert Half International, Inc.	115	5,421
Rockwell Automation, Inc.Δ	8,141	835,348
Rockwell Collins, Inc.Δ	3,303	304,867
Roper Technologies, Inc.	70	13,285
Ryder System, Inc.	111	6,308
Snap-on, Inc.	44	7,543
Southwest Airlines Co.	908	39,098
Stanley Black & Decker, Inc.	7,620	813,283
Stericycle, Inc.*	13,299	1,603,859
Textron, Inc.	272	11,427
Union Pacific Corporation	18,214	1,424,335
United Continental Holdings, Inc.*	298	17,075
United Parcel Service, Inc. Class B	22,656	2,180,187
United Rentals, Inc.*	69	5,005
United Technologies Corporation	7,759	745,407
Verisk Analytics, Inc.*	195	14,992
W.W. Grainger, Inc.	8	1,621
Waste Connections, Inc.Δ	4,700	264,704
Waste Management, Inc.	48,084	2,566,243
Xerox Corporation	1,257	13,362
Xylem, Inc.	389	14,199

		29,788,894

Technology — 3.4%
Activision Blizzard, Inc.	631	24,426
Adobe Systems, Inc.*	1,186	111,413
Akamai Technologies, Inc.*	203	10,684
Alphabet, Inc. Class A*	1,964	1,528,012
Alphabet, Inc. Class C*	372	282,303
Amphenol Corporation Class A	428	22,354
Analog Devices, Inc.	354	19,583
Apple, Inc.	13,040	1,372,590
Applied Materials, Inc.	127,070	2,372,397
Autodesk, Inc.*	257	15,659
Broadcom Corporation Class A	627	36,253
CA, Inc.	368	10,510
Cisco Systems, Inc.	51,249	1,391,667
Citrix Systems, Inc.*	176	13,314
Cognizant Technology Solutions Corporation Class A*	2,272	136,365
Corning, Inc.	1,580	28,882
CSRA, Inc.	165	4,950
Electronic Arts, Inc.*	423	29,069
EMC Corporation	2,300	59,064
F5 Networks, Inc.*	2,946	285,644
Facebook, Inc. Class A*	2,843	297,548
Gartner, Inc.*	4,526	410,508
Harris Corporation	120	10,428
Hewlett Packard Enterprise Co.	2,151	32,695
HP, Inc.	2,151	25,468
Intel Corporation	32,741	1,127,928

See Notes to Financial Statements.	165

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
International Business Machines Corporation	9,454	$1,301,060
Intuit, Inc.	13,822	1,333,823
Juniper Networks, Inc.	571	15,760
KLA-Tencor Corporation	188	13,038
Lam Research Corporation	181	14,375
Linear Technology CorporationΔ	16,593	704,705
Microchip Technology, Inc.	228	10,611
Micron Technology, Inc.*	1,206	17,077
Microsoft Corporation	94,003	5,215,287
Motorola Solutions, Inc.	226	15,470
NetApp, Inc.	13,274	352,159
NVIDIA Corporation	633	20,864
Oracle Corporation	24,242	885,560
Qorvo, Inc.*	175	8,908
QUALCOMM, Inc.	7,288	364,291
Red Hat, Inc.*	180	14,906
salesforce.com, Inc.*	781	61,230
SanDisk Corporation	256	19,453
Skyworks Solutions, Inc.	143	10,987
Symantec Corporation	785	16,485
Synopsys, Inc.*	600	27,366
Tableau Software, Inc. Class A*	500	47,110
Teradata CorporationΔ*	3,703	97,833
Texas Instruments, Inc.	6,520	357,361
VeriSign, Inc.*	180	15,725
Western Digital Corporation	239	14,352
Xilinx, Inc.	304	14,279
Yahoo!, Inc.*	1,008	33,526

		20,663,315

Utilities — 6.7%
AES Corporation	1,420	13,589
AGL Resources, Inc.	200	12,762
Alliant Energy Corporation	1,900	118,655
Ameren Corporation	174	7,522
American Electric Power Co., Inc.	12,746	742,709
American Water Works Co., Inc.	20,800	1,242,800
Aqua America, Inc.	3,000	89,400
AT&T, Inc.Δ	51,754	1,780,855
Atmos Energy Corporation	19,800	1,248,192
CenterPoint Energy, Inc.	11,288	207,248
CenturyLink, Inc.	4,361	109,723
CMS Energy Corporation	355	12,808
Consolidated Edison, Inc.Δ	13,628	875,872
Dominion Resources, Inc.Δ	14,963	1,012,097
DTE Energy Co.	7,501	601,505
Duke Energy Corporation	13,455	960,553
Edison InternationalΔ	45,671	2,704,180
Entergy Corporation	204	13,945
Eversource Energy	453	23,135
Exelon Corporation	974	27,048
FirstEnergy Corporation	633	20,085
Frontier Communications Corporation	2,478	11,572
Level 3 Communications, Inc.*	391	21,255
NextEra Energy, Inc.	8,076	839,016
NiSource, Inc.Δ	9,257	180,604
NRG Energy, Inc.	370	4,355
OGE Energy CorporationΔ	7,642	200,908
ONE Gas, Inc.	113,949	5,716,821
Pepco Holdings, Inc.	466	12,121

	Shares	Value
PG&E Corporation	63,795	$3,393,256
Pinnacle West Capital Corporation	9,096	586,510
PPL Corporation	5,163	176,213
Public Service Enterprise Group, Inc.	45,853	1,774,053
Questar CorporationΔ	18,400	358,432
SCANA Corporation	161	9,739
Sempra Energy	16,825	1,581,718
Southern Co. (The)	31,437	1,470,937
TECO Energy, Inc.	293	7,809
UGI Corporation	8,200	276,832
Vectren Corporation	13,410	568,852
Verizon Communications, Inc.	113,697	5,255,075
WEC Energy Group, Inc.	5,809	298,060
Westar Energy, Inc.Δ	81,500	3,456,415
WGL Holdings, Inc.Δ	41,600	2,620,384
Xcel Energy, Inc.	9,067	325,596

		40,971,216

Total Common Stocks (Cost $233,532,818)		273,950,070

FOREIGN COMMON STOCKS — 4.0%
Bermuda — 0.6%
Arch Capital Group, Ltd.Δ*	14,300	997,425
Assured Guaranty, Ltd.	16,948	447,936
AXIS Capital Holdings, Ltd.	3,742	210,375
Everest Re Group, Ltd.	6,384	1,168,846
Invesco, Ltd.	543	18,180
RenaissanceRe Holdings, Ltd.	4,600	520,674

		3,363,436

British Virgin Islands — 0.0%
Michael Kors Holdings, Ltd.*	280	11,217

Canada — 0.3%
Imperial Oil, Ltd.	34,500	1,123,986
Potash Corporation of Saskatchewan, Inc.Δ	54,400	931,328

		2,055,314

Curacao — 0.6%
Schlumberger, Ltd.	56,459	3,938,015

France — 0.7%
TOTAL SA	89,739	4,023,146

Ireland — 1.4%
Accenture PLC Class A	10,698	1,117,941
Allegion PLC	94	6,197
Eaton Corporation PLC	12,933	673,033
Ingersoll-Rand PLC	294	16,255
Mallinckrodt PLC*	1,040	77,615
Medtronic PLC	57,226	4,401,824
Pentair PLC	224	11,095
Seagate Technology PLC	372	13,638
Tyco International PLC	62,666	1,998,419
XL Group PLC	302	11,832

		8,327,849

Jersey — 0.0%
Delphi Automotive PLC	351	30,091

Liberia — 0.0%
Royal Caribbean Cruises, Ltd.	107	10,829

Netherlands — 0.1%
Frank’s International NVΔ	44,300	739,367
LyondellBasell Industries NV Class A	489	42,494

166	See Notes to Financial Statements.

	Shares	Value
Mylan NV*	1,759	$95,109

		876,970

Panama — 0.0%
Carnival Corporation	498	27,131

Singapore — 0.0%
Avago Technologies, Ltd.	328	47,609

Switzerland — 0.2%
ACE, Ltd.Δ	7,534	880,348
Garmin, Ltd.	139	5,167
TE Connectivity, Ltd.	347	22,420
Transocean, Ltd.	893	11,055

		918,990

United Kingdom — 0.1%
Aon PLC	5,419	499,686
Nielsen Holdings PLC	438	20,411

		520,097

Total Foreign Common Stocks (Cost $24,638,062)		24,150,694

PREFERRED STOCKS — 4.0%
Bank of America Corporation,
7.25%, 12/31/49 CONV	7,915	8,653,232
Laclede Group, Inc. (The),
6.75%, 04/01/17 CONV	18,576	1,025,953
U.S. Bancorp,
6.00%, 12/31/49†Δ	205,900	5,522,238
Wells Fargo & Co.,
7.50%, 12/31/49 CONV	7,654	8,886,294
Welltower, Inc.,
6.50%, 12/31/49 CONV	8,400	511,644

Total Preferred Stocks (Cost $25,321,463)		24,599,361

MASTER LIMITED PARTNERSHIP — 0.5%
Spectra Energy Partners LP (Cost $3,117,928)	67,973	3,242,312

MONEY MARKET FUNDS — 15.4%
GuideStone Money Market Fund (Investor Class)¥	25,859,833	25,859,833
Northern Institutional Liquid Assets Portfolio§	67,919,378	67,919,378

Total Money Market Funds (Cost $93,779,211)		93,779,211

SYNTHETIC CONVERTIBLE INSTRUMENTS — 0.9%
Credit Suisse AG+ 144A@	18,200	1,921,738
Credit Suisse Securities USA LLC+ 144A@	14,400	510,768
Goldman Sachs Group, Inc.+@	8,100	421,968
Merrill Lynch International & Co. CV+@	5,900	907,833
UBS AG+@	11,900	1,788,570

Total Synthetic Convertible Instruments (Cost $5,763,725)		5,550,877

	Par	Value
CORPORATE BONDS — 22.8%
Akamai Technologies, Inc.
1.25%, 02/15/19 CONVΩ	$2,835,000	$2,723,386
Alere, Inc.
3.00%, 05/15/16 CONV	1,485,000	1,542,544
Allscripts Healthcare Solutions, Inc.
1.25%, 07/01/20 CONV	1,200,000	1,288,500
Ares Capital Corporation
4.38%, 01/15/19 CONV	2,470,000	2,453,019
BioMarin Pharmaceutical, Inc.
0.75%, 10/15/18 CONV	1,415,000	1,823,581
Blucora, Inc.
4.25%, 04/01/19 CONV	1,815,000	1,513,256
Brocade Communications Systems, Inc.
1.38%, 01/01/20 CONV 144AΔ	1,280,000	1,232,000
Brookdale Senior Living, Inc.
2.75%, 06/15/18 CONV	1,470,000	1,469,081
CalAtlantic Group, Inc.
0.25%, 06/01/19 CONV	2,404,000	2,162,098
Cardtronics, Inc.
1.00%, 12/01/20 CONVΔ	1,685,000	1,572,316
Cepheid
1.25%, 02/01/21 CONV	2,590,000	2,313,194
Chart Industries, Inc.
2.00%, 08/01/18 CONV	2,570,000	2,235,900
Citigroup, Inc.
5.95%, 07/29/49†	3,630,000	3,556,492
Citrix Systems, Inc.
0.50%, 04/15/19 CONVΔ	1,695,000	1,851,788
Clearwire Com- munications LLC
8.25%, 12/01/40 CONV 144A	2,130,000	2,135,325
Echo Global Logistics, Inc.
2.50%, 05/01/20 CONV	1,015,000	893,200
Electronics For Imaging, Inc.
0.75%, 09/01/19 CONVΔ	1,180,000	1,259,650
Envestnet, Inc.
1.75%, 12/15/19 CONV	725,000	638,906
Euronet Worldwide, Inc.
1.50%, 10/01/44 CONVΔ	755,000	895,147
Extra Space Storage LP
2.38%, 07/01/33 CONV 144A	225,000	362,672
3.13%, 10/01/35 CONV 144AΔ	2,725,000	2,982,172
FireEye, Inc.
1.00%, 06/01/35 CONV 144AΔ	1,855,000	1,587,184
Forest City Realty Trust Inc.
3.63%, 08/15/20 CONV	1,165,000	1,239,269
General Electric Co.
4.10%, 12/29/49†	3,908,190	3,903,305
Griffon Corporation
4.00%, 01/15/17 CONV 144A	250,000	325,000
Hologic, Inc.
2.00%, 03/01/42 STEP CONV	1,407,000	1,883,621
1.67%, 12/15/43 STEP CONVΩΔ	500,000	637,500

See Notes to Financial Statements.	167

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
HomeAway, Inc.
0.13%, 04/01/19 CONVΔ	$2,725,000	$2,735,219
Hornbeck Offshore Services, Inc.
1.50%, 09/01/19 CONV	1,250,000	710,938
Huron Consulting Group, Inc.
1.25%, 10/01/19 CONVΔ	1,675,000	1,665,578
Illumina, Inc.
(2.51)%, 06/15/19 CONVΩΔ	1,550,000	1,692,406
Impax Laboratories, Inc.
2.00%, 06/15/22 CONV 144A	1,730,000	1,704,050
Integra LifeSciences Holdings Corporation
1.63%, 12/15/16 CONVΔ	1,555,000	2,031,219
Intel Corporation
2.95%, 12/15/35 CONV	2,296,000	2,943,185
InterDigital, Inc.
1.50%, 03/01/20 CONV 144A	1,275,000	1,226,391
Jarden Corporation
1.50%, 06/15/19 CONV	480,000	716,100
Jazz Investments I, Ltd.
1.88%, 08/15/21 CONVΔ	905,000	951,381
Lam Research Corporation
1.25%, 05/15/18 CONVΔ	1,141,000	1,639,474
LinkedIn Corporation
0.50%, 11/01/19 CONVΔ	1,760,000	1,854,600
Live Nation Entertainment, Inc.
2.50%, 05/15/19 CONV	1,490,000	1,522,594
Macquarie Infra- structure Co. LLC
2.88%, 07/15/19 CONVΔ	2,530,000	2,841,506
Medidata Solutions, Inc.
1.00%, 08/01/18 CONVΔ	1,520,000	1,665,350
Meritor, Inc.
4.00%, 02/15/27 STEP CONV	1,280,000	1,216,800
Microchip Technology, Inc.
1.63%, 02/15/25 CONV 144A@	8,241,000	8,230,699
Molina Healthcare, Inc.
1.63%, 08/15/44 CONV	1,265,000	1,525,116
National Health Investors, Inc.
3.25%, 04/01/21 CONV	2,105,000	2,077,372
Navistar International Corporation
4.75%, 04/15/19 CONVΔ	545,000	262,962
NetSuite, Inc.
0.25%, 06/01/18 CONV	990,000	980,100
Newmont Mining Corporation
1.63%, 07/15/17 CONV	2,625,000	2,580,703
NRG Yield, Inc.
3.50%, 02/01/19 CONV 144A	1,005,000	925,856
3.25%, 06/01/20 CONV 144AΔ	2,225,000	1,878,734
Nuance Communications, Inc.
2.75%, 11/01/31 CONVΔ	1,640,000	1,655,375
NuVasive, Inc.
2.75%, 07/01/17 CONV	1,215,000	1,663,791
NVIDIA Corporation
1.00%, 12/01/18 CONV	860,000	1,436,738

	Par	Value
ON Semiconductor Corporation
1.00%, 12/01/20 CONV 144AΔ	$680,000	$636,650
Pattern Energy Group, Inc.
4.00%, 07/15/20 CONV 144A	1,120,000	1,037,400
Priceline Group, Inc.
0.35%, 06/15/20 CONVΔ	530,000	633,019
0.90%, 09/15/21 CONVΔ	2,080,000	2,098,200
Proofpoint, Inc.
0.75%, 06/15/20 CONV 144AΔ	1,380,000	1,449,862
Restoration Hardware Holdings, Inc.
2.31%, 06/15/19 CONV 144AΩ	1,305,000	1,208,756
Royal Gold, Inc.
2.88%, 06/15/19 CONV	3,025,000	2,760,312
RTI International Metals, Inc.
1.63%, 10/15/19 CONV	1,965,000	2,020,266
salesforce.com, Inc.
0.25%, 04/01/18 CONV	1,230,000	1,585,162
SanDisk Corporation
1.50%, 08/15/17 CONV	245,000	385,416
0.50%, 10/15/20 CONV	2,000,000	2,080,000
SEACOR Holdings, Inc.
2.50%, 12/15/27 CONV	1,995,000	1,890,262
Siemens Financierings- maatschappij NV
1.05%, 08/16/17 CONV	2,500,000	2,633,750
Starwood Property Trust, Inc.
4.55%, 03/01/18 CONV	2,525,000	2,580,234
Synchronoss Technologies, Inc.
0.75%, 08/15/19 CONVΔ	620,000	626,200
Tesla Motors, Inc.
0.25%, 03/01/19 CONVΔ	2,570,000	2,422,225
TiVo, Inc.
2.00%, 10/01/21 CONVΔ	2,180,000	1,896,600
Toll Brothers Finance Corporation
0.50%, 09/15/32 CONVΔ	1,920,000	1,926,000
Twitter, Inc.
0.25%, 09/15/19 CONV	1,825,000	1,559,234
1.00%, 09/15/21 CONVΔ	730,000	613,656
Walter Investment Management Corporation
4.50%, 11/01/19 CONV	1,156,000	747,065
Web.com Group, Inc.
1.00%, 08/15/18 CONV	1,625,000	1,525,469
WebMD Health Corporation
2.50%, 01/31/18 CONV	1,000,000	1,033,750
1.50%, 12/01/20 CONV	1,165,000	1,306,984
Whiting Petroleum Corporation
1.25%, 04/01/20 CONV 144A	1,205,000	825,425
Workday, Inc.
0.75%, 07/15/18 CONVΔ	1,680,000	1,926,750
Wright Medical Group, Inc.
2.00%, 02/15/20 CONV 144AΔ	1,235,000	1,283,628
Yahoo!, Inc.
0.74%, 12/01/18 CONVΩ	1,985,000	1,940,338

Total Corporate Bonds (Cost $142,210,498)		139,446,956

168	See Notes to Financial Statements.

	Par	Value
U.S. TREASURY OBLIGATIONS — 18.2%
U.S. Treasury Bills
0.10%, 01/07/16	$500,000	$499,995
0.18%, 01/07/16	1,750,000	1,749,982
0.20%, 01/07/16	1,400,000	1,399,986
0.24%, 01/07/16	23,900,000	23,899,755
0.20%, 03/03/16	30,550,000	30,545,173
0.25%, 06/23/16	27,000,000	26,941,005
0.38%, 06/23/16	1,000,000	997,815
0.25%, 09/15/16	25,000,000	24,910,700

Total U.S. Treasury Obligations (Cost $110,970,702)		110,944,411

TOTAL INVESTMENTS — 110.7% (Cost $639,334,407)		675,663,892

	Number of Contracts	Value
WRITTEN OPTIONS — (0.1)%
Call Options — 0.0%
S&P 500® Index, Strike Price $2,080.00, Expires 01/22/16 (MSCS)	(11)	(15,345)
S&P 500® Index, Strike Price $2,085.00, Expires 01/15/16 (MSCS)	(11)	(9,900)
S&P 500® Index, Strike Price $2,090.00, Expires 01/08/16 (MSCS)	(12)	(2,532)
S&P 500® Index, Strike Price $2,090.00, Expires 01/15/16 (MSCS)	(11)	(5,940)
S&P 500® Index, Strike Price $2,110.00, Expires 01/29/16 (MSCS)	(13)	(9,438)
S&P 500® Index, Strike Price $2,110.00, Expires 01/29/16 (MSCS)	(12)	(8,712)
S&P 500® Index, Strike Price $2,120.00, Expires 01/08/16 (MSCS)	(11)	(220)

		(52,087)

Put Options — (0.1)%
S&P 500® Index, Strike Price $1,875.00, Expires 01/15/16 (MSCS)	(68)	(11,560)
S&P 500® Index, Strike Price $1,900.00, Expires 01/08/16 (MSCS)	(63)	(3,780)
S&P 500® Index, Strike Price $1,905.00, Expires 01/22/16 (MSCS)	(66)	(106,920)
S&P 500® Index, Strike Price $1,920.00, Expires 01/15/16 (MSCS)	(65)	(22,100)
S&P 500® Index, Strike Price $1,955.00, Expires 01/29/16 (MSCS)	(65)	(88,400)
S&P 500® Index, Strike Price $1,960.00, Expires 01/29/16 (MSCS)	(61)	(89,975)
S&P 500® Index, Strike Price $1,975.00, Expires 01/08/16 (MSCS)	(61)	(22,570)

	Number of Contracts	Value
S&P 500® Index, Strike Price $1,985.00, Expires 01/22/16 (MSCS)	(64)	$(92,800)
S&P 500® Index, Strike Price $2,115.00, Expires 01/22/16 (MSCS)	(12)	(3,396)

		(441,501)

Total Written Options (Premiums received $(840,327))		(493,588)

Liabilities in Excess of Other Assets — (10.6)%		(64,554,784)

NET ASSETS — 100.0%		$610,615,520

See Notes to Financial Statements.	169

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$273,950,070	$273,950,070	$—	$—
Corporate Bonds	139,446,956	—	139,446,956	—
Foreign Common Stocks:
Bermuda	3,363,436	3,363,436	—	—
British Virgin Islands	11,217	11,217	—	—
Canada	2,055,314	2,055,314	—	—
Curacao	3,938,015	3,938,015	—	—
France	4,023,146	—	4,023,146	—
Ireland	8,327,849	8,327,849	—	—
Jersey	30,091	30,091	—	—
Liberia	10,829	10,829	—	—
Netherlands	876,970	876,970	—	—
Panama	27,131	27,131	—	—
Singapore	47,609	47,609	—	—
Switzerland	918,990	918,990	—	—
United Kingdom	520,097	520,097	—	—
Master Limited Partnership	3,242,312	3,242,312	—	—
Money Market Funds	93,779,211	93,779,211	—	—
Preferred Stocks	24,599,361	24,599,361	—	—
U.S. Treasury Obligations	110,944,411	—	110,944,411	—
Synthetic Convertible Instruments	5,550,877	—	—	5,550,877

Total Assets - Investments in Securities	$675,663,892	$415,698,502	$254,414,513	$5,550,877

Other Financial Instruments***
Forward Foreign Currency Contracts	$12,837	$—	$12,837	$—

Total Assets - Other Financial Instruments	$12,837	$—	$12,837	$—

170	See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Written Options	$(493,588)	$(131,413)	$(362,175)	$—

Total Liabilities - Investments in Securities	$(493,588)	$(131,413)	$(362,175)	$—

Other Financial Instruments***
Futures Contracts	$(73,717)	$(73,717)	$—	$—

Total Liabilities - Other Financial Instruments	$(73,717)	$(73,717)	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2015.

The unobservable inputs used in the fair value measurement of the reporting entity’s synthetic convertible instruments are values based on evaluated quotations received from dealers who make markets in such securities. Significant increases (decreases) in those evaluated quotations would result in a significantly higher (lower) fair value measurement.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Value	Preferred Stock	Synthetic Convertible Instruments
Balance, 12/31/14	$13,851,501	$8,530,038	$5,321,463
Accrued discounts/premiums	—	—	—
Realized gain (loss)(1)	345,860	187,364	158,496
Change in unrealized appreciation (depreciation)(2)	(784,134)	(474,529)	(309,605)
Purchases	10,245,605	4,481,880	5,763,725
Sales	(9,221,661)	(3,838,459)	(5,383,202)
Transfers in to Level 3	—	—	—
Transfers out of Level 3(3)	(8,886,294)	(8,886,294)	—
Maturities	—	—	—
Paydowns	—	—	—

Balance, 12/31/15	$5,550,877	$—	$5,550,877

(1)	Realized gain (loss) from the sale of Level 3 securities is included on the Statement of Operations in Net realized gain (loss) from: Investment securities.

(2)	Change in unrealized appreciation (depreciation) is located on the Statement of Operations in Net change in unrealized appreciation (depreciation) on: Investment securities.

(3)

Transfers out of Level 3 represent the value of securities at December 31, 2015 that were transferred from Level 3 to Level 1 of the fair value hierarchy as a result of the ability of the Fund to obtain a price using an objective method such as a pricing vendor.

See Notes to Financial Statements.	171

Equity Index Fund (Unaudited)

The Fund was passively managed and benchmarked against the S&P 500® Index. The Fund was comprised of domestic, large-cap equity stocks with both value- and growth-style orientations. The objective of the Fund was to provide investment results approximating the aggregate price and dividend performance of the securities included in the S&P 500® Index. The correlation between the Fund’s performance and the S&P 500® Index is expected to be greater than 98%. However, it could be lower in certain market environments and due to certain stocks that may be excluded from the Fund’s portfolio because of social investment policies and restrictions (100% would indicate perfect correlation). The Investor Class of the Fund returned 0.70% for the one-year period ended December 31, 2015, as compared to a 1.38% return for the S&P 500® Index. The return differential was primarily a result of social restrictions and expenses of the Fund.

In 2015, derivative positions, exchange listed equity index futures contracts, were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a slight negative impact on Fund performance for the year.

This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio by adding a potentially higher return, higher risk option of stocks. It is possible to lose money by investing in the Fund.

At December 31, 2015, the portfolio holdings of the Fund, as a percentage of total investments, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Financial Services	18.3
Technology	17.6
Consumer Discretionary	13.7
Healthcare	11.6
Money Market Funds	9.9
Producer Durables	9.8
Consumer Staples	7.2
Energy	6.1
Utilities	5.5
Foreign Common Stocks	3.8
Materials & Processing	2.9
U.S. Treasury Obligation	0.1

106.5

Equity Index Fund (Unaudited)

Average Annual Total Returns as of 12/31/15
	Institutional Class*	Investor Class*	Benchmark**
One Year	0.92%	0.70%	1.38%
Five Year	12.55%	12.36%	12.57%
Ten Year	7.12%	6.95%	7.31%
Since Inception	5.72%	5.61%	5.97%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2015 Prospectus, as amended on June 01, 2015)(1)	0.18%	0.45%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2005 to December 31, 2015, with all dividends and capital gains reinvested, with the S&P 500® Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

EQUITY INDEX FUND SCHEDULE OF INVESTMENTS	December 31, 2015

	Shares	Value
COMMON STOCKS — 92.7%
Consumer Discretionary — 13.7%
Advance Auto Parts, Inc.	2,558	$385,005
Amazon.com, Inc.*	13,261	8,962,977
AutoNation, Inc.Δ*	2,553	152,312
AutoZone, Inc.*	1,049	778,264
Bed Bath & Beyond, Inc.Δ*	5,741	277,003
Best Buy Co., Inc.Δ	10,434	317,715
BorgWarner, Inc.Δ	7,721	333,779
Cablevision Systems Corporation Class A	7,501	239,282
CarMax, Inc.Δ*	7,000	377,790
CBS Corporation Class B (Non-Voting Shares)	14,988	706,384
Chipotle Mexican Grill, Inc.*	1,069	512,960
Coach, Inc.	9,769	319,739
Comcast Corporation Class A	84,210	4,751,970
Costco Wholesale Corporation	15,110	2,440,265
D.R. Horton, Inc.	11,332	362,964
Darden Restaurants, Inc.	3,881	246,987
Discovery Communications, Inc. Class AΔ*	5,065	135,134
Discovery Communications, Inc. Class C*	8,821	222,466
Dollar General Corporation	10,030	720,856
Dollar Tree, Inc.*	8,052	621,775
eBay, Inc.*	37,960	1,043,141
Estee Lauder Cos., Inc. (The) Class A	7,637	672,514
Expedia, Inc.	4,101	509,754
Ford Motor Co.	134,627	1,896,894
Fossil Group, Inc.Δ*	1,323	48,369
GameStop Corporation Class AΔ	3,705	103,888
Gap, Inc. (The)Δ	8,085	199,700
General Motors Co.	48,851	1,661,423
Genuine Parts Co.	5,243	450,321
Goodyear Tire & Rubber Co. (The)	9,194	300,368
H&R Block, Inc.Δ	7,980	265,814
Hanesbrands, Inc.	13,687	402,808
Harley-Davidson, Inc.Δ	6,573	298,348
Harman International Industries, Inc.	2,439	229,778
Hasbro, Inc.Δ	3,818	257,180
Home Depot, Inc. (The)	43,722	5,782,235
Interpublic Group of Cos., Inc. (The)	14,061	327,340
Johnson Controls, Inc.	22,474	887,498
Kohl’s CorporationΔ	6,693	318,788
L Brands, Inc.	8,740	837,467
Leggett & Platt, Inc.Δ	4,728	198,671
Lennar Corporation Class AΔ	6,253	305,834
Lowe’s Cos., Inc.	31,537	2,398,073
Macy’s, Inc.	10,861	379,918
Marriott International, Inc. Class AΔ	6,615	443,470
Mattel, Inc.Δ	11,543	313,623
McDonald’s Corporation	31,672	3,741,730
Mohawk Industries, Inc.*	2,172	411,355
Netflix, Inc.*	14,747	1,686,762
Newell Rubbermaid, Inc.Δ	9,289	409,459
News Corporation Class A	12,950	173,012

	Shares	Value
News Corporation Class BΔ	3,661	$51,108
NIKE, Inc. Class B	46,648	2,915,500
Nordstrom, Inc.Δ	4,617	229,973
Omnicom Group, Inc.Δ	8,437	638,343
O’Reilly Automotive, Inc.*	3,420	866,696
Priceline Group, Inc. (The)*	1,717	2,189,089
PulteGroup, Inc.Δ	10,728	191,173
PVH Corporation	2,811	207,030
Ralph Lauren CorporationΔ	2,056	229,203
Ross Stores, Inc.	13,978	752,156
Scripps Networks Interactive, Inc. Class AΔ	3,367	185,892
Staples, Inc.	21,855	206,967
Starbucks Corporation	51,234	3,075,577
Starwood Hotels & Resorts Worldwide, Inc.	5,898	408,613
Target Corporation	21,254	1,543,253
TEGNA, Inc.	7,742	197,576
Tiffany & Co.	3,840	292,954
Time Warner Cable, Inc.	9,771	1,813,400
Time Warner, Inc.	27,584	1,783,857
TJX Cos., Inc. (The)	23,112	1,638,872
Tractor Supply Co.	4,650	397,575
TripAdvisor, Inc.Δ*	3,939	335,800
Twenty-First Century Fox, Inc. Class A	40,372	1,096,504
Twenty-First Century Fox, Inc. Class B	15,072	410,411
Under Armour, Inc. Class AΔ*	6,265	505,022
Urban Outfitters, Inc.Δ*	3,039	69,137
VF Corporation	11,720	729,570
Wal-Mart Stores, Inc.	54,059	3,313,817
Walt Disney Co. (The)	52,469	5,513,443
Whirlpool Corporation	2,676	393,024
Wyndham Worldwide CorporationΔ	3,958	287,549
Yum! Brands, Inc.	14,816	1,082,309

		83,372,555

Consumer Staples — 7.2%
Archer-Daniels-Midland Co.	20,573	754,618
Campbell Soup Co.	6,292	330,645
Church & Dwight Co., Inc.	4,524	383,997
Clorox Co. (The)	4,477	567,818
Coca-Cola Co. (The)	135,065	5,802,392
Coca-Cola Enterprises, Inc.	7,129	351,032
Colgate-Palmolive Co.	31,026	2,066,952
ConAgra Foods, Inc.	14,877	627,214
CVS Health Corporation	38,179	3,732,761
Dr. Pepper Snapple Group, Inc.	6,467	602,724
General Mills, Inc.	20,713	1,194,312
Hershey Co. (The)Δ	4,922	439,387
Hormel Foods CorporationΔ	4,597	363,531
J.M. Smucker Co. (The)	4,153	512,231
Kellogg Co.	8,873	641,252
Keurig Green Mountain, Inc.Δ	3,971	357,311
Kimberly-Clark Corporation	12,480	1,588,704
Kraft Heinz Co. (The)	20,528	1,493,617
Kroger Co. (The)	33,633	1,406,868
McCormick & Co., Inc. (Non-Voting Shares)Δ	3,952	338,133
Mead Johnson Nutrition Co.	6,772	534,649
Mondelez International, Inc. Class A	54,879	2,460,774
Monster Beverage Corporation*	5,175	770,868

174	See Notes to Financial Statements.

	Shares	Value
PepsiCo, Inc.	50,305	$5,026,476
Procter & Gamble Co. (The)	93,846	7,452,311
Sysco Corporation	17,982	737,262
Tyson Foods, Inc. Class A	10,139	540,713
Walgreens Boots Alliance, Inc.	30,077	2,561,207
Whole Foods Market, Inc.Δ	11,810	395,635

		44,035,394

Energy — 6.1%
Anadarko Petroleum Corporation	17,432	846,847
Apache Corporation	12,960	576,331
Archrock, Inc.	13	98
Baker Hughes, Inc.	14,974	691,050
Cabot Oil & Gas CorporationΔ	14,102	249,464
Cameron International Corporation*	6,565	414,908
Chesapeake Energy CorporationΔ	17,647	79,412
Chevron Corporation	64,963	5,844,071
Cimarex Energy Co.	3,310	295,848
Columbia Pipeline Group, Inc.	13,330	266,600
ConocoPhillipsΔ	42,673	1,992,402
CONSOL Energy, Inc.Δ	7,857	62,070
Devon Energy Corporation	13,282	425,024
Diamond Offshore Drilling, Inc.Δ	2,290	48,319
EOG Resources, Inc.	19,045	1,348,196
EQT Corporation	5,184	270,242
Exterran Corporation*	6	96
Exxon Mobil Corporation	143,655	11,197,907
First Solar, Inc.Δ*	2,565	169,264
FMC Technologies, Inc.*	7,897	229,092
Halliburton Co.	29,661	1,009,660
Helmerich & Payne, Inc.Δ	3,670	196,529
Hess Corporation	8,298	402,287
Kinder Morgan, Inc.	63,200	942,944
Marathon Oil CorporationΔ	23,357	294,065
Marathon Petroleum Corporation	18,418	954,789
Murphy Oil CorporationΔ	5,682	127,561
National Oilwell Varco, Inc.Δ	13,040	436,710
Newfield Exploration Co.*	5,484	178,559
Noble Energy, Inc.Δ	14,885	490,163
Occidental Petroleum Corporation	26,434	1,787,203
ONEOK, Inc.Δ	7,110	175,333
Phillips 66	16,409	1,342,256
Pioneer Natural Resources Co.	5,120	641,946
Range Resources CorporationΔ	5,659	139,268
Southwestern Energy Co.Δ*	13,122	93,297
Spectra Energy CorporationΔ	23,113	553,325
Tesoro Corporation	4,130	435,178
Valero Energy Corporation	16,633	1,176,119
Williams Cos., Inc. (The)*	23,391	601,149

		36,985,582

Financial Services — 18.3%
Affiliated Managers Group, Inc.*	1,846	294,917
Aflac, Inc.	14,638	876,816
Alliance Data Systems Corporation*	2,108	583,010
Allstate Corporation (The)	13,373	830,330
American Express Co.	28,874	2,008,187

	Shares	Value
American International Group, Inc.	42,688	$2,645,375
American Tower Corporation REIT	14,626	1,417,991
Ameriprise Financial, Inc.	6,049	643,735
Apartment Investment & Management Co. Class A REIT	5,345	213,960
Assurant, Inc.	2,201	177,269
AvalonBay Communities, Inc. REIT	4,738	872,408
Bank of America Corporation	359,310	6,047,187
Bank of New York Mellon Corporation (The)	37,847	1,560,053
BB&T Corporation	27,152	1,026,617
Berkshire Hathaway, Inc. Class B*	64,590	8,528,464
BlackRock, Inc.	4,351	1,481,603
Boston Properties, Inc. REIT	5,277	673,029
Capital One Financial Corporation	18,374	1,326,235
CBRE Group, Inc. Class A*	9,902	342,411
Charles Schwab Corporation (The)	41,413	1,363,730
Chubb Corporation (The)	7,869	1,043,744
Cincinnati Financial Corporation	5,056	299,164
Citigroup, Inc.	102,799	5,319,848
CME Group, Inc.	11,688	1,058,933
Comerica, Inc.	6,109	255,539
Crown Castle International Corporation REIT	11,463	990,976
Discover Financial Services	14,762	791,538
Dun & Bradstreet Corporation (The)	1,233	128,146
E*TRADE Financial Corporation*	9,982	295,867
Equifax, Inc.	4,080	454,390
Equinix, Inc. REITΔ	2,143	648,043
Equity Residential REIT	12,491	1,019,141
Essex Property Trust, Inc. REIT	2,291	548,488
Fidelity National Information Services, Inc.	9,546	578,488
Fifth Third Bancorp	27,353	549,795
Fiserv, Inc.*	7,894	721,985
Franklin Resources, Inc.	12,919	475,678
General Growth Properties, Inc. REIT	20,295	552,227
Goldman Sachs Group, Inc. (The)	13,694	2,468,070
Hartford Financial Services Group, Inc. (The)	14,214	617,740
HCP, Inc. REIT	16,072	614,593
Host Hotels & Resorts, Inc. REIT	25,898	397,275
Huntington Bancshares, Inc.	27,751	306,926
Intercontinental Exchange, Inc.	4,097	1,049,897
Iron Mountain, Inc. REITΔ	6,823	184,289
JPMorgan Chase & Co.	127,015	8,386,800
KeyCorp	28,599	377,221
Kimco Realty Corporation REIT	14,037	371,419
Legg Mason, Inc.	3,731	146,367
Leucadia National Corporation	11,518	200,298
Lincoln National Corporation	8,588	431,633
Loews Corporation	9,770	375,168
M&T Bank Corporation	5,510	667,702

See Notes to Financial Statements.	175

EQUITY INDEX FUND SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Macerich Co. (The) REIT	4,573	$368,995
Marsh & McLennan Cos., Inc.	18,092	1,003,201
MasterCard, Inc. Class A	34,159	3,325,720
McGraw Hill Financial, Inc.	9,373	923,990
MetLife, Inc.	38,258	1,844,418
Moody’s Corporation	5,882	590,200
Morgan Stanley	52,213	1,660,896
Nasdaq, Inc.	4,073	236,926
Navient Corporation	12,116	138,728
Northern Trust Corporation	7,400	533,466
PayPal Holdings, Inc.*	38,373	1,389,103
People’s United Financial, Inc.Δ	10,672	172,353
Plum Creek Timber Co., Inc. REIT	6,028	287,656
PNC Financial Services Group, Inc. (The)	17,469	1,664,970
Principal Financial Group, Inc.	9,398	422,722
Progressive Corporation (The)	20,310	645,858
Prologis, Inc. REIT	18,132	778,225
Prudential Financial, Inc.	15,448	1,257,622
Public Storage REIT	5,090	1,260,793
Realty Income Corporation REITΔ	8,682	448,252
Regions Financial Corporation	44,937	431,395
Simon Property Group, Inc. REIT	10,679	2,076,425
SL Green Realty Corporation REIT	3,468	391,815
State Street Corporation	13,975	927,381
SunTrust Banks, Inc.	17,731	759,596
Synchrony Financial*	28,648	871,186
T. Rowe Price Group, Inc.	8,682	620,676
Torchmark CorporationΔ	3,970	226,925
Total System Services, Inc.	5,853	291,479
Travelers Cos., Inc. (The)	10,505	1,185,594
U.S. Bancorp	56,659	2,417,640
Unum Group	8,238	274,243
Ventas, Inc. REIT	11,451	646,180
Visa, Inc. Class AΔ	67,149	5,207,405
Vornado Realty Trust REIT	6,121	611,855
Wells Fargo & Co.	160,349	8,716,572
Welltower, Inc. REIT	12,148	826,428
Western Union Co. (The)Δ	17,238	308,733
Weyerhaeuser Co. REIT	17,651	529,177
Zions Bancorporation	6,966	190,172

		111,705,686

Healthcare — 11.6%
Abbott Laboratories	51,457	2,310,934
AbbVie, Inc.	56,411	3,341,788
Aetna, Inc.	12,057	1,303,603
Agilent Technologies, Inc.	11,517	481,526
Alexion Pharmaceuticals, Inc.*	7,755	1,479,266
Amgen, Inc.	26,038	4,226,749
Anthem, Inc.	8,972	1,251,056
Baxalta, Inc.	18,861	736,145
Baxter International, Inc.	18,837	718,632
Becton, Dickinson and Co.	7,296	1,124,241
Biogen, Inc.*	7,693	2,356,751
Boston Scientific Corporation*	46,195	851,836
Bristol-Myers Squibb Co.	57,566	3,959,965
C.R. Bard, Inc.	2,545	482,125
Cardinal Health, Inc.	11,352	1,013,393
Celgene Corporation*	27,076	3,242,622
Cerner CorporationΔ*	10,456	629,137

	Shares	Value
Cigna Corporation	8,918	$1,304,971
DaVita HealthCare Partners, Inc.*	5,774	402,506
DENTSPLY International, Inc.Δ	4,803	292,263
Edwards Lifesciences Corporation*	7,503	592,587
Eli Lilly & Co.	33,681	2,837,961
Express Scripts Holding Co.*	23,328	2,039,100
Gilead Sciences, Inc.	49,725	5,031,673
HCA Holdings, Inc.*	10,849	733,718
Henry Schein, Inc.Δ*	2,855	451,632
Humana, Inc.	5,107	911,651
Illumina, Inc.Δ*	5,053	969,898
Intuitive Surgical, Inc.*	1,278	697,992
Johnson & Johnson	95,446	9,804,213
Laboratory Corporation of America Holdings*	3,518	434,965
McKesson Corporation	7,967	1,571,331
Patterson Cos., Inc.Δ	2,919	131,968
PerkinElmer, Inc.Δ	3,875	207,584
Quest Diagnostics, Inc.	4,925	350,364
Regeneron Pharma-ceuticals, Inc.*	2,680	1,454,892
St. Jude Medical, Inc.	9,843	608,002
Stryker Corporation	10,844	1,007,841
Tenet Healthcare CorporationΔ*	3,361	101,838
Thermo Fisher Scientific, Inc.	13,743	1,949,445
UnitedHealth Group, Inc.	32,886	3,868,709
Universal Health Services, Inc. Class B	3,109	371,494
Varian Medical Systems, Inc.*	3,413	275,770
Vertex Pharmaceuticals, Inc.*	8,486	1,067,793
Zimmer Biomet Holdings, Inc.	5,932	608,564
Zoetis, Inc.	15,858	759,915

		70,350,409

Materials & Processing — 2.9%
Air Products & Chemicals, Inc.Δ	6,724	874,860
Airgas, Inc.	2,222	307,347
Alcoa, Inc.Δ	45,734	451,395
Ball CorporationΔ	4,684	340,667
CF Industries Holdings, Inc.	8,022	327,378
Dow Chemical Co. (The)	38,802	1,997,527
E.I. du Pont de Nemours & Co.	30,238	2,013,851
Eastman Chemical Co.	5,099	344,233
Ecolab, Inc.	9,218	1,054,355
Fastenal Co.Δ	9,869	402,853
FMC CorporationΔ	4,552	178,120
Freeport-McMoRan, Inc.Δ	40,458	273,901
International Flavors & Fragrances, Inc.Δ	2,757	329,847
International Paper Co.	14,240	536,848
Martin Marietta Materials, Inc.Δ	2,287	312,358
Masco Corporation	11,611	328,591
Monsanto Co.	15,197	1,497,208
Mosaic Co. (The)	11,445	315,767
Newmont Mining Corporation	18,493	332,689
Nucor Corporation	10,932	440,560
Owens-Illinois, Inc.*	5,595	97,465
PPG Industries, Inc.	9,315	920,508
Praxair, Inc.Δ	9,832	1,006,797
Precision Castparts Corporation	4,760	1,104,368
Sealed Air Corporation	6,950	309,970

176	See Notes to Financial Statements.

	Shares	Value
Sherwin-Williams Co. (The)	2,722	$706,631
Vulcan Materials Co.	4,637	440,376
WestRock Co.	8,810	401,912

		17,648,382

Producer Durables — 9.8%
3M Co.	21,233	3,198,539
ADT Corporation (The)Δ	5,832	192,339
American Airlines Group, Inc.	21,884	926,787
AMETEK, Inc.	8,236	441,367
Automatic Data Processing, Inc.	15,957	1,351,877
Avery Dennison Corporation	3,088	193,494
Boeing Co. (The)	21,721	3,140,639
C.H. Robinson Worldwide, Inc.	5,009	310,658
Caterpillar, Inc.Δ	20,081	1,364,705
Cintas Corporation	3,026	275,517
CSX Corporation	33,720	875,034
Cummins, Inc.	5,710	502,537
Danaher Corporation	20,547	1,908,405
Deere & Co.Δ	10,754	820,208
Delta Air Lines, Inc.	27,145	1,375,980
Dover CorporationΔ	5,396	330,829
Emerson Electric Co.	22,583	1,080,145
Expeditors International of Washington, Inc.Δ	6,560	295,856
FedEx Corporation	9,075	1,352,084
FLIR Systems, Inc.	4,772	133,950
Flowserve CorporationΔ	4,590	193,147
Fluor Corporation	4,879	230,386
General Dynamics Corporation	10,243	1,406,979
General Electric Co.	325,572	10,141,568
Honeywell International, Inc.	26,569	2,751,751
Illinois Tool Works, Inc.	11,325	1,049,601
J.B. Hunt Transport Services, Inc.	3,121	228,957
Jacobs Engineering Group, Inc.Δ*	4,112	172,499
Kansas City Southern	3,767	281,282
L-3 Communications Holdings, Inc.	2,708	323,633
Lockheed Martin Corporation	9,086	1,973,025
Norfolk Southern Corporation	10,244	866,540
Northrop Grumman Corporation	6,292	1,187,993
PACCAR, Inc.Δ	12,218	579,133
Parker-Hannifin Corporation	4,670	452,897
Paychex, Inc.Δ	10,971	580,256
Pitney Bowes, Inc.	6,878	142,031
Quanta Services, Inc.*	5,514	111,659
Raytheon Co.	10,395	1,294,489
Republic Services, Inc.	8,171	359,442
Robert Half International, Inc.	4,610	217,316
Rockwell Automation, Inc.Δ	4,546	466,465
Rockwell Collins, Inc.Δ	4,583	423,011
Roper Technologies, Inc.	3,452	655,155
Ryder System, Inc.	1,813	103,033
Snap-on, Inc.	1,986	340,460
Southwest Airlines Co.	22,405	964,759
Stanley Black & Decker, Inc.	5,151	549,766
Stericycle, Inc.*	2,898	349,499
Textron, Inc.	9,493	398,801
Union Pacific Corporation	29,462	2,303,928

	Shares	Value
United Continental Holdings, Inc.*	12,777	$732,122
United Parcel Service, Inc. Class B	24,022	2,311,637
United Rentals, Inc.Δ*	3,295	239,019
United Technologies Corporation	28,497	2,737,707
Verisk Analytics, Inc.Δ*	5,398	414,998
W.W. Grainger, Inc.Δ	1,996	404,370
Waste Management, Inc.	14,259	761,003
Waters Corporation*	2,833	381,265
Xerox Corporation	33,395	354,989
Xylem, Inc.	6,226	227,249

		59,734,770

Technology — 17.6%
Activision Blizzard, Inc.Δ	17,349	671,580
Adobe Systems, Inc.*	17,215	1,617,177
Akamai Technologies, Inc.*	6,108	321,464
Alphabet, Inc. Class A*	10,051	7,819,779
Alphabet, Inc. Class C*	10,251	7,779,279
Amphenol Corporation Class A	10,640	555,727
Analog Devices, Inc.	10,692	591,481
Apple, Inc.	192,362	20,248,025
Applied Materials, Inc.	39,806	743,178
Autodesk, Inc.*	7,748	472,086
Broadcom Corporation Class A	19,420	1,122,864
CA, Inc.	10,916	311,761
Cisco Systems, Inc.	175,071	4,754,053
Citrix Systems, Inc.*	5,310	401,702
Cognizant Technology Solutions Corporation Class A*	21,068	1,264,501
Corning, Inc.	40,852	746,775
CSRA, Inc.	4,813	144,390
Electronic Arts, Inc.*	10,802	742,313
EMC Corporation	66,911	1,718,274
F5 Networks, Inc.*	2,480	240,461
Facebook, Inc. Class A*	78,337	8,198,750
Harris Corporation	4,318	375,234
Hewlett Packard Enterprise Co.	62,007	942,506
HP, Inc.	61,974	733,772
Intel Corporation	162,917	5,612,491
International Business Machines Corporation	30,784	4,236,494
Intuit, Inc.	9,111	879,212
Juniper Networks, Inc.	12,328	340,253
KLA-Tencor Corporation	5,346	370,745
Lam Research Corporation	5,471	434,507
Linear Technology CorporationΔ	8,166	346,810
Microchip Technology, Inc.Δ	6,955	323,686
Micron Technology, Inc.*	37,150	526,044
Microsoft Corporation	275,590	15,289,733
Motorola Solutions, Inc.	5,562	380,719
NetApp, Inc.	10,228	271,349
NVIDIA CorporationΔ	17,550	578,448
Oracle Corporation	110,410	4,033,277
Qorvo, Inc.*	4,842	246,458
QUALCOMM, Inc.	51,864	2,592,422
Red Hat, Inc.*	6,261	518,473
salesforce.com, Inc.*	21,542	1,688,893
SanDisk Corporation	6,856	520,987
Skyworks Solutions, Inc.Δ	6,556	503,697
Symantec Corporation	23,526	494,046

See Notes to Financial Statements.	177

EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Teradata CorporationΔ*	4,516	$119,313
Texas Instruments, Inc.	34,966	1,916,486
VeriSign, Inc.Δ*	3,402	297,199
Western Digital Corporation	8,034	482,442
Xilinx, Inc.	8,927	419,301
Yahoo!, Inc.*	30,079	1,000,428

		106,941,045

Utilities — 5.5%
AES Corporation	23,299	222,971
AGL Resources, Inc.	4,072	259,834
Ameren Corporation	8,286	358,204
American Electric Power Co., Inc.	16,887	984,005
AT&T, Inc.	212,184	7,301,251
CenterPoint Energy, Inc.	14,671	269,360
CenturyLink, Inc.	18,997	477,965
CMS Energy CorporationΔ	9,409	339,477
Consolidated Edison, Inc.Δ	10,047	645,721
Dominion Resources, Inc.	20,569	1,391,287
DTE Energy Co.	6,189	496,296
Duke Energy Corporation	23,782	1,697,797
Edison International	11,181	662,027
Entergy Corporation	6,152	420,551
Eversource Energy	11,087	566,213
Exelon Corporation	31,959	887,501
FirstEnergy Corporation	14,629	464,178
Frontier Communications CorporationΔ	41,604	194,291
Level 3 Communications, Inc.*	9,961	541,480
NextEra Energy, Inc.	15,894	1,651,228
NiSource, Inc.Δ	10,836	211,410
NRG Energy, Inc.Δ	10,926	128,599
Pepco Holdings, Inc.	8,644	224,830
PG&E Corporation	17,019	905,241
Pinnacle West Capital Corporation	3,771	243,154
PPL Corporation	23,138	789,700
Public Service Enterprise Group, Inc.	17,674	683,807
SCANA CorporationΔ	4,864	294,223
Sempra Energy	8,182	769,190
Southern Co. (The)	31,404	1,469,393
TECO Energy, Inc.	8,072	215,119
Verizon Communications, Inc.	140,331	6,486,099
WEC Energy Group, Inc.Δ	10,827	555,533
Xcel Energy, Inc.	17,672	634,602

		33,442,537

Total Common Stocks (Cost $420,811,155)		564,216,360

FOREIGN COMMON STOCKS — 3.8%
Bermuda — 0.1%
Invesco, Ltd.	14,469	484,422
Signet Jewelers, Ltd.	2,719	336,313

		820,735

British Virgin Islands — 0.0%
Michael Kors Holdings, Ltd.*	6,331	253,620

Curacao — 0.5%
Schlumberger, Ltd.	43,538	3,036,775

Ireland — 1.6%
Accenture PLC Class A	21,534	2,250,303
Allegion PLC	3,292	217,009
Eaton Corporation PLC	16,081	836,855

	Shares	Value
Ingersoll-Rand PLC	9,020	$498,716
Mallinckrodt PLC*	3,998	298,371
Medtronic PLC	48,553	3,734,697
Pentair PLCΔ	6,230	308,572
Seagate Technology PLCΔ	10,285	377,048
Tyco International PLC	14,741	470,090
XL Group PLC	10,319	404,298

		9,395,959

Jersey — 0.1%
Delphi Automotive PLC	9,650	827,294

Liberia — 0.1%
Royal Caribbean Cruises, Ltd.Δ	5,960	603,212

Netherlands — 0.3%
LyondellBasell Industries NV Class A	12,410	1,078,429
Mylan NVΔ*	14,236	769,740

		1,848,169

Panama — 0.2%
Carnival Corporation	15,972	870,155

Singapore — 0.2%
Avago Technologies, Ltd.Δ	9,058	1,314,769

Switzerland — 0.4%
ACE, Ltd.Δ	11,198	1,308,486
Garmin, Ltd.Δ	4,121	153,178
TE Connectivity, Ltd.	13,343	862,091
Transocean, Ltd.Δ	11,608	143,707

		2,467,462

United Kingdom — 0.3%
Aon PLC	9,466	872,860
Ensco PLC Class AΔ	7,992	122,997
Nielsen Holdings PLC	12,453	580,310

		1,576,167

Total Foreign Common Stocks (Cost $20,626,520)		23,014,317

MONEY MARKET FUNDS — 9.9%
GuideStone Money Market Fund (Investor Class)Δ	19,879,456	19,879,456
Northern Institutional Liquid Assets Portfolio§	40,316,383	40,316,383

Total Money Market Funds (Cost $60,195,839)		60,195,839

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
0.05%, 03/31/16‡‡ (Cost $559,934)	$560,000	559,773

TOTAL INVESTMENTS — 106.5% (Cost $502,193,448)		647,986,289
Liabilities in Excess of Other Assets — (6.5)%		(39,382,471)

NET ASSETS — 100.0%		$608,603,818

178	See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$564,216,360	$564,216,360	$—	$—
Foreign Common Stocks	23,014,317	23,014,317	—	—
Money Market Funds	60,195,839	60,195,839	—	—
U.S. Treasury Obligation	559,773	—	559,773	—

Total Assets - Investments in Securities	$647,986,289	$647,426,516	$559,773	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(41,549)	$(41,549)	$—	$—

Total Liabilities - Other Financial Instruments	$(41,549)	$(41,549)	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2015.

See Notes to Financial Statements.	179

Value Equity Fund (Unaudited)

The Fund invested in a diversified portfolio of large- and medium-sized U.S. companies whose stocks were considered to be attractive from a valuation perspective. The Investor Class of the Fund slightly outperformed its benchmark, the Russell 1000® Value Index, for the one-year period ended December 31, 2015 (-3.70% versus -3.83%) . Underweight exposure and security selection to the energy sector contributed to benchmark-relative performance, while security selection to the financial services and consumer discretionary sectors detracted from benchmark-relative performance for the year.

In 2015, derivative positions, exchange listed equity index futures contracts, were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a slight negative impact on Fund performance for the year.

This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio by adding a potentially higher return, higher risk option of value stocks. This Fund is subject to value investing risk. This involves the risk that an investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated. It is possible to lose money by investing in the Fund.

At December 31, 2015, the portfolio holdings of the Fund, as a percentage of total investments, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Financial Services	25.7
Money Market Funds	14.2
Technology	12.3
Producer Durables	11.3
Foreign Common Stocks	9.3
Healthcare	8.9
Energy	7.8
Consumer Discretionary	7.8
Utilities	6.9
Consumer Staples	3.8
Materials & Processing	2.5
U.S. Treasury Obligation	—

110.5

Value Equity Fund (Unaudited)

Average Annual Total Returns as of 12/31/15
	Institutional Class*	Investor Class*	Benchmark**
One Year	-3.44%	-3.70%	-3.83%
Five Year	11.39%	11.10%	11.27%
Ten Year	5.81%	5.60%	6.16%
Since Inception	6.12%	5.85%	6.32%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2015 Prospectus, as amended on June 01, 2015)(1)	0.60%	0.85%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2005 to December 31, 2015, with all dividends and capital gains reinvested, with the Russell 1000® Value Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

VALUE EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2015

	Shares	Value
COMMON STOCKS — 87.0%
Consumer Discretionary — 7.8%
Bed Bath & Beyond, Inc.Δ*	36,961	$1,783,368
Big Lots, Inc.Δ	5,047	194,511
Comcast Corporation Class A	208,962	11,791,726
Cooper Tire & Rubber Co.Δ	36,196	1,370,019
Dana Holding CorporationΔ	386,495	5,333,631
DISH Network Corporation Class A*	2,256	128,998
eBay, Inc.*	172,210	4,732,331
Foot Locker, Inc.Δ	31,620	2,058,146
Ford Motor Co.	927,932	13,074,562
Gap, Inc. (The)Δ	222,900	5,505,630
General Motors Co.	116,895	3,975,599
Goodyear Tire & Rubber Co. (The)	122,105	3,989,170
Home Depot, Inc. (The)	53,008	7,010,308
J.C. Penney Co., Inc.Δ*	670,556	4,465,903
Johnson Controls, Inc.	260,928	10,304,047
Lear Corporation	39,735	4,880,650
Lennar Corporation Class AΔ	156,651	7,661,800
NVR, Inc.*	500	821,500
Target Corporation	19,066	1,384,382
Time Warner, Inc.	13,103	847,371
Twenty-First Century Fox, Inc. Class A	12,863	349,359
Twenty-First Century Fox, Inc. Class B	4,956	134,952
Wal-Mart Stores, Inc.	84,013	5,149,997

		96,947,960

Consumer Staples — 3.8%
Archer-Daniels-Midland Co.	20,150	739,102
Cal-Maine Foods, Inc.Δ	51,491	2,386,093
Colgate-Palmolive Co.	3,535	235,502
ConAgra Foods, Inc.	29,900	1,260,584
CVS Health Corporation	2,717	265,641
Dr. Pepper Snapple Group, Inc.	49,530	4,616,196
Ingredion, Inc.	14,760	1,414,598
Kimberly-Clark CorporationΔ	2,403	305,902
Kroger Co. (The)	115,052	4,812,625
Mondelez International, Inc. Class A	53,339	2,391,721
Nu Skin Enterprises, Inc. Class AΔ	10,847	410,993
PepsiCo, Inc.	124,615	12,451,531
Procter & Gamble Co. (The)	88,720	7,045,255
Sysco CorporationΔ	146,200	5,994,200
Walgreens Boots Alliance, Inc.	23,936	2,038,270
Whole Foods Market, Inc.Δ	24,160	809,360

		47,177,573

Energy — 7.8%
Anadarko Petroleum Corporation	16,617	807,254
Apache CorporationΔ	12,237	544,179
Baker Hughes, Inc.	111,703	5,155,093
Chesapeake Energy CorporationΔ	369,179	1,661,306
Chevron Corporation	183,578	16,514,677
ConocoPhillipsΔ	254,737	11,893,671
Devon Energy Corporation	13,435	429,920
Dril-Quip, Inc.*	7,559	447,720
EOG Resources, Inc.	27,496	1,946,442

	Shares	Value
Exxon Mobil CorporationΔ	157,469	$12,274,709
Halliburton Co.	27,736	944,133
Helmerich & Payne, Inc.Δ	11,350	607,792
Hess Corporation	8,930	432,926
Kinder Morgan, Inc.Δ	58,239	868,926
Marathon Oil CorporationΔ	80,820	1,017,524
Marathon Petroleum Corporation	122,417	6,346,097
Murphy Oil CorporationΔ	61,348	1,377,263
National Oilwell Varco, Inc.Δ	19,810	663,437
Occidental Petroleum Corporation	184,450	12,470,664
Oceaneering International, Inc.	52,023	1,951,903
Oil States International, Inc.*	82,460	2,247,035
Phillips 66	17,670	1,445,406
Spectra Energy CorporationΔ	21,736	520,360
Tesoro Corporation	47,303	4,984,317
Valero Energy Corporation	103,453	7,315,162
Western Refining, Inc.Δ	61,297	2,183,399

		97,051,315

Financial Services — 25.7%
Aflac, Inc.Δ	30,672	1,837,253
Allstate Corporation (The)	99,931	6,204,716
Ally Financial, Inc.*	182,207	3,396,338
American Express Co.	185,193	12,880,173
American International Group, Inc.	333,865	20,689,614
Ameriprise Financial, Inc.	72,768	7,743,971
Assurant, Inc.	25,190	2,028,803
Bank of America Corporation	1,581,754	26,620,920
Bank of New York Mellon Corporation (The)	32,598	1,343,690
BB&T CorporationΔ	25,422	961,206
Berkshire Hathaway, Inc. Class B*	56,819	7,502,381
BlackRock, Inc.	2,828	962,990
Capital One Financial Corporation	220,124	15,888,550
CBL & Associates Properties, Inc. REIT	122,924	1,520,570
CBRE Group, Inc. Class A*	101,256	3,501,432
Charles Schwab Corporation (The)	10,991	361,934
Chubb Corporation (The)	7,517	997,055
Citigroup, Inc.	710,131	36,749,279
CME Group, Inc.Δ	10,492	950,575
Discover Financial Services	14,643	785,158
Equity Residential REIT	11,925	972,961
Franklin Resources, Inc.	12,639	465,368
Genworth Financial, Inc. Class AΔ*	226,485	844,789
Goldman Sachs Group, Inc. (The)	26,247	4,730,497
Hartford Financial Services Group, Inc. (The)	181,913	7,905,939
Host Hotels & Resorts, Inc. REIT	63,460	973,476
Huntington Bancshares, Inc.Δ	250,220	2,767,433
Intercontinental Exchange, Inc.	19,705	5,049,603
Jones Lang LaSalle, Inc.	8,047	1,286,393
JPMorgan Chase & Co.	706,701	46,663,467
Lincoln National Corporation	41,880	2,104,889
Mack-Cali Realty Corporation REIT	23,470	548,024
Marsh & McLennan Cos., Inc.	6,930	384,268

182	See Notes to Financial Statements.

	Shares	Value
MetLife, Inc.	30,837	$1,486,652
MGIC Investment Corporation*	220,208	1,944,437
Moody’s Corporation	41,970	4,211,270
Morgan Stanley	50,371	1,602,301
PNC Financial Services Group, Inc. (The)	16,924	1,613,026
Prudential Financial, Inc.	24,422	1,988,195
Public Storage REIT	427	105,768
Reinsurance Group of America, Inc.	11,766	1,006,581
RLJ Lodging Trust REITΔ	30,900	668,367
State Street Corporation	273,061	18,120,328
SunTrust Banks, Inc.	125,341	5,369,608
Synchrony Financial*	52,089	1,584,034
T. Rowe Price Group, Inc.	22,689	1,622,037
Travelers Cos., Inc. (The)	127,780	14,421,251
U.S. Bancorp	54,811	2,338,785
Unum Group	60,120	2,001,395
Voya Financial, Inc.	125,827	4,644,275
Waddell & Reed Financial, Inc. Class AΔ	17,777	509,489
Wells Fargo & Co.	426,477	23,183,290
Zions Bancorporation	110,000	3,003,000

		319,047,804

Healthcare — 8.9%
Abbott Laboratories	48,865	2,194,527
Aetna, Inc.	8,649	935,130
Amgen, Inc.	11,680	1,896,014
Anthem, Inc.Δ	103,464	14,427,020
Baxalta, Inc.	6,479	252,875
Baxter International, Inc.	24,479	933,874
Cardinal Health, Inc.	56,346	5,030,007
Cigna Corporation	44,511	6,513,295
Express Scripts Holding Co.*	3,479	304,099
Gilead Sciences, Inc.	86,184	8,720,959
HCA Holdings, Inc.*	9,673	654,185
Humana, Inc.	333	59,444
Johnson & Johnson	434,989	44,682,070
Ligand Pharmaceuticals, Inc.Δ*	8,623	934,906
McKesson Corporation	21,860	4,311,448
Owens & Minor, Inc.Δ	36,959	1,329,785
Quest Diagnostics, Inc.	39,100	2,781,574
Stryker Corporation	12,256	1,139,073
Thermo Fisher Scientific, Inc.	8,692	1,232,960
United Therapeutics CorporationΔ*	30,430	4,765,642
UnitedHealth Group, Inc.	61,884	7,280,034

		110,378,921

Materials & Processing — 2.5%
Air Products & Chemicals, Inc.Δ	84,669	11,016,284
Allegheny Technologies, Inc.Δ	169,385	1,905,581
CF Industries Holdings, Inc.	79,250	3,234,192
Chemours Co. (The)Δ	3,183	17,061
Domtar CorporationΔ	19,579	723,444
Dow Chemical Co. (The)Δ	31,920	1,643,242
E.I. du Pont de Nemours & Co.	15,915	1,059,939
International Paper Co.	53,553	2,018,948
Mosaic Co. (The)	8,685	239,619
Praxair, Inc.	1,535	157,184
Precision Castparts Corporation	3,654	847,765
Sealed Air Corporation	172,534	7,695,016

	Shares	Value
Southern Copper CorporationΔ	2,315	$60,468

		30,618,743

Producer Durables — 11.3%
ADT Corporation (The)Δ	112,635	3,714,702
Alaska Air Group, Inc.Δ	56,420	4,542,374
American Airlines Group, Inc.	7,342	310,934
Automatic Data Processing, Inc.	2,974	251,957
Caterpillar, Inc.Δ	16,281	1,106,457
CSX Corporation	24,020	623,319
Cummins, Inc.	1,482	130,431
Danaher Corporation	15,709	1,459,052
Deere & Co.Δ	72,873	5,558,024
Delta Air Lines, Inc.	92,880	4,708,087
Emerson Electric Co.	187,394	8,963,055
FedEx Corporation	27,448	4,089,477
General Dynamics Corporation	76,341	10,486,200
General Electric Co.Δ	740,464	23,065,449
Honeywell International, Inc.	66,900	6,928,833
Huntington Ingalls Industries, Inc.	13,862	1,758,395
JetBlue Airways Corporation*	37,030	838,729
Lockheed Martin Corporation	2,489	540,486
Norfolk Southern Corporation	121,001	10,235,474
Northrop Grumman Corporation	34,981	6,604,763
Raytheon Co.	10,026	1,248,538
Southwest Airlines Co.	81,108	3,492,510
Spirit AeroSystems Holdings, Inc. Class A*	59,470	2,977,663
Stanley Black & Decker, Inc.	34,600	3,692,858
Terex CorporationΔ	191,360	3,536,333
Textron, Inc.Δ	230,395	9,678,894
Trinity Industries, Inc.	44,334	1,064,903
United Continental Holdings, Inc.*	71,900	4,119,870
United Technologies Corporation	142,691	13,708,324
Waste Management, Inc.	13,683	730,262

		140,166,353

Technology — 12.3%
Apple, Inc.	7,627	802,818
Applied Materials, Inc.	263,520	4,919,918
Aspen Technology, Inc.Δ*	24,565	927,574
Avnet, Inc.	8,690	372,280
Broadcom Corporation Class A	16,729	967,271
Cisco Systems, Inc.	483,346	13,125,261
Citrix Systems, Inc.*	20,392	1,542,655
Corning, Inc.Δ	291,774	5,333,629
Cypress Semiconductor CorporationΔ*	266,200	2,611,422
EMC Corporation	58,071	1,491,263
Hewlett Packard Enterprise Co.	59,643	906,574
HP, Inc.	59,782	707,819
Intel Corporation	729,633	25,135,857
International Business Machines Corporation	13,206	1,817,410
Jabil Circuit, Inc.Δ	97,012	2,259,409
Juniper Networks, Inc.	66,900	1,846,440
Micron Technology, Inc.*	32,546	460,851
Microsoft Corporation	646,009	35,840,579
NetApp, Inc.Δ	73,800	1,957,914
Oracle Corporation	341,844	12,487,561

See Notes to Financial Statements.	183

VALUE EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
QUALCOMM, Inc.	206,901	$10,341,947
Symantec Corporation	219,492	4,609,332
Take-Two Interactive Software, Inc.Δ*	81,368	2,834,861
Texas Instruments, Inc.	165,100	9,049,131
VeriSign, Inc.Δ*	46,948	4,101,377
Western Digital Corporation	80,325	4,823,516
Yahoo!, Inc.*	30,658	1,019,685

		152,294,354

Utilities — 6.9%
AES Corporation	881,095	8,432,079
American Electric Power Co., Inc.	146,750	8,551,123
AT&T, Inc.	650,921	22,398,192
Dominion Resources, Inc.Δ	18,410	1,245,253
Duke Energy CorporationΔ	133,383	9,522,212
Edison International	62,686	3,711,638
Entergy Corporation	77,052	5,267,275
Exelon Corporation	49,642	1,378,558
FirstEnergy Corporation	13,181	418,233
NextEra Energy, Inc.Δ	14,574	1,514,093
NRG Energy, Inc.Δ	103,621	1,219,619
PG&E Corporation	15,716	835,934
Public Service Enterprise Group, Inc.	78,280	3,028,653
Southern Co. (The)	29,787	1,393,734
T-Mobile US, Inc.*	8,861	346,642
Verizon Communications, Inc.	363,159	16,785,209

		86,048,447

Total Common Stocks (Cost $923,570,087)		1,079,731,470

FOREIGN COMMON STOCKS — 9.3%
Bermuda — 0.9%
Assured Guaranty, Ltd.	114,001	3,013,046
AXIS Capital Holdings, Ltd.	13,580	763,468
Bunge, Ltd.	24,771	1,691,364
Everest Re Group, Ltd.	13,840	2,533,966
Nabors Industries, Ltd.Δ	399,079	3,396,162

		11,398,006

British Virgin Islands — 0.2%
Michael Kors Holdings, Ltd.Δ*	43,106	1,726,826

Canada — 0.0%
Thomson Reuters CorporationΔ	10,858	410,975

Cayman Islands — 0.2%
Herbalife, Ltd.Δ*	53,635	2,875,909

Curacao — 0.2%
Schlumberger, Ltd.	36,605	2,553,199

France — 1.0%
Sanofi ADRΔ	281,000	11,984,650

Guernsey — 0.1%
Amdocs, Ltd.	25,920	1,414,454

Ireland — 3.1%
CRH PLC ADR	360,400	10,386,728
Eaton Corporation PLCΔ	15,313	796,889
Medtronic PLC	253,277	19,482,067
Pentair PLCΔ	66,664	3,301,868
Tyco International PLC	148,270	4,728,330

		38,695,882

	Shares	Value
Netherlands — 0.4%
AerCap Holdings NV*	43,945	$1,896,666
LyondellBasell Industries NV Class A	39,364	3,420,732
Mylan NVΔ*	2,026	109,546

		5,426,944

Panama — 0.1%
Carnival CorporationΔ	13,836	753,785

Singapore — 0.2%
Flextronics International, Ltd.*	217,610	2,439,408

Switzerland — 0.2%
ACE, Ltd.Δ	10,705	1,250,879
Transocean, Ltd.Δ	79,116	979,456

		2,230,335

United Kingdom — 2.7%
BP PLC ADRΔ	344,700	10,775,322
Ensco PLC Class AΔ	303,517	4,671,127
GlaxoSmithKline PLC ADRΔ	249,000	10,047,150
Noble Corporation PLCΔ	365,584	3,856,911
Rowan Cos. PLC Class AΔ	243,606	4,129,122

		33,479,632

Total Foreign Common Stocks (Cost $125,472,231)		115,390,005

MONEY MARKET FUNDS — 14.2%
GuideStone Money Market Fund (Investor Class)¥	40,813,334	40,813,334
Northern Institutional Liquid Assets Portfolio§	135,055,536	135,055,536

Total Money Market Funds (Cost $175,868,870)		175,868,870

	Par
U.S. TREASURY OBLIGATION — 0.0%
U.S. Treasury Bill 0.05%, 03/31/16‡‡
(Cost $649,923)	$650,000	649,737

TOTAL INVESTMENTS — 110.5% (Cost $1,225,561,111)		1,371,640,082
Liabilities in Excess of Other Assets — (10.5)%		(129,992,033)

Net Assets — 100.0%		$1,241,648,049

184	See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$1,079,731,470	$1,079,731,470	$—	$—
Foreign Common Stocks	115,390,005	115,390,005	—	—
Money Market Funds	175,868,870	175,868,870	—	—
U.S. Treasury Obligation	649,737	—	649,737	—

Total Assets-Investments in Securities	$1,371,640,082	$1,370,990,345	$649,737	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(94,897)	$(94,897)	$—	$—

Total Liabilities - Other Financial Instruments	$(94,897)	$(94,897)	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2015.

See Notes to Financial Statements.	185

Growth Equity Fund (Unaudited)

The Fund invested in a diversified portfolio of large- and medium-sized U.S. companies whose stocks were considered to have above average potential for growth in revenue and earnings. The Investor Class of the Fund slightly underperformed its benchmark, the Russell 1000® Growth Index, for the one-year period ended December 31, 2015 (5.44% versus 5.67%). Overweight exposure within the energy sector and security selection within the consumer staples and health care sectors detracted from benchmark-relative returns, while security selection within the consumer discretionary and technology sectors contributed to benchmark-relative performance during the year.

In 2015, derivative positions, exchange listed equity index futures contracts, were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a slight negative impact on Fund performance for the year.

This Fund may be suitable for investors who seek high, long-term rates of return, can accept significant short-term fluctuations in account value, want to invest in growth-oriented stocks and would like to diversify their portfolio by adding a potentially higher return, higher risk option of stocks. The Fund will not concentrate in any particular industry, but at times, it may be heavily invested in a particular economic sector. This may result in greater short-term price volatility. It is possible to lose money by investing in the Fund.

At December 31, 2015, the portfolio holdings of the Fund, as a percentage of total investments, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Technology	29.3
Money Market Funds	22.6
Consumer Discretionary	15.7
Financial Services	15.2
Healthcare	14.4
Foreign Common Stocks	10.4
Consumer Staples	4.8
Producer Durables	3.9
Materials & Processing	1.9
Energy	0.7

118.9

Growth Equity Fund (Unaudited)

Average Annual Total Returns as of 12/31/15
	Institutional Class*	Investor Class*	Benchmark**
One Year	5.67%	5.44%	5.67%
Five Year	12.71%	12.49%	13.53%
Ten Year	6.95%	6.80%	8.53%
Since Inception	5.62%	5.47%	6.08%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2015 Prospectus, as amended on June 01, 2015)(1)	0.77%	1.02%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2005 to December 31, 2015, with all dividends and capital gains reinvested, with the Russell 1000® Growth Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

GROWTH EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2015

	Shares	Value
COMMON STOCKS — 85.9%
Consumer Discretionary — 15.7%
Amazon.com, Inc.*	82,519	$55,773,767
Chipotle Mexican Grill, Inc.*	19,387	9,302,852
Costco Wholesale Corporation	69,993	11,303,869
Discovery Communications, Inc. Class AΔ*	89,904	2,398,639
Discovery Communications, Inc. Class C*	166,041	4,187,554
eBay, Inc.*	432,291	11,879,357
Estee Lauder Cos., Inc. (The) Class AΔ	131,226	11,555,762
L Brands, Inc.	111,912	10,723,408
Liberty Interactive Corporation QVC Group Class A*	583,383	15,938,024
Lowe’s Cos., Inc.	76,338	5,804,741
Netflix, Inc.*	92,129	10,537,715
NIKE, Inc. Class B	23,584	1,474,000
Priceline Group, Inc. (The)*	10,992	14,014,250
Starbucks Corporation	232,618	13,964,058
TripAdvisor, Inc.Δ*	264,039	22,509,325
Under Armour, Inc. Class AΔ*	159,274	12,839,077
Yum! Brands, Inc.	111,291	8,129,808

		222,336,206

Consumer Staples — 4.8%
Coca-Cola Co. (The)	304,788	13,093,692
Mead Johnson Nutrition Co.	122,726	9,689,218
Monster Beverage Corporation*	109,787	16,353,872
Procter & Gamble Co. (The)	153,588	12,196,423
Walgreens Boots Alliance, Inc.	188,188	16,025,149

		67,358,354

Energy — 0.7%
FMC Technologies, Inc.*	342,648	9,940,218

Financial Services — 15.2%
American Express Co.	56,926	3,959,203
Charles Schwab Corporation (The)	653,674	21,525,485
Crown Castle International Corporation REIT	180,145	15,573,535
Equinix, Inc. REITΔ	51,851	15,679,742
FactSet Research Systems, Inc.	43,959	7,146,415
FleetCor Technologies, Inc.*	51,341	7,338,169
Greenhill & Co., Inc.Δ	31,706	907,109
Intercontinental Exchange, Inc.	46,484	11,911,990
LendingClub CorporationΔ*	536,185	5,924,844
MasterCard, Inc. Class A	154,955	15,086,419
PayPal Holdings, Inc.*	361,732	13,094,699
SEI Investments Co.	226,593	11,873,473
Visa, Inc. Class AΔ	1,106,467	85,806,516

		215,827,599

Healthcare — 14.4%
Alexion Pharmaceuticals, Inc.*	117,818	22,473,784
Amgen, Inc.	53,571	8,696,181
athenahealth, Inc.Δ*	50,463	8,123,029
Biogen, Inc.*	70,616	21,633,212
BioMarin Pharmaceutical, Inc.*	103,416	10,833,860
Bristol-Myers Squibb Co.	163,950	11,278,121
Celgene Corporation*	169,607	20,312,134
Cerner CorporationΔ*	210,537	12,668,011
DaVita HealthCare Partners, Inc.*	97,140	6,771,629

	Shares	Value
DENTSPLY International, Inc.Δ	64,576	$3,929,450
Edwards Lifesciences Corporation*	92,130	7,276,427
Express Scripts Holding Co.*	139,954	12,233,379
Illumina, Inc.Δ*	55,657	10,683,083
Incyte Corporation*	54,800	5,943,060
Intuitive Surgical, Inc.*	20,571	11,235,057
Regeneron Pharma-ceuticals, Inc.*	33,300	18,077,571
Sirona Dental Systems, Inc.Δ*	35,205	3,857,412
Varian Medical Systems, Inc.*	105,289	8,507,351

		204,532,751

Materials & Processing — 1.9%
Ecolab, Inc.	87,968	10,061,780
Fastenal Co.Δ	169,400	6,914,908
Monsanto Co.	101,125	9,962,835

		26,939,523

Producer Durables — 3.9%
Automatic Data Processing, Inc.	39,454	3,342,543
Colfax CorporationΔ*	44,303	1,034,475
Danaher Corporation	126,215	11,722,849
Expeditors International of Washington, Inc.Δ	236,154	10,650,545
National Instruments Corporation	156,518	4,490,502
Stericycle, Inc.*	90,505	10,914,903
United Parcel Service, Inc. Class B	99,618	9,586,240
Wabtec CorporationΔ	51,635	3,672,281

		55,414,338

Technology — 29.3%
Adobe Systems, Inc.*	158,481	14,887,705
Akamai Technologies, Inc.*	121,078	6,372,335
Alphabet, Inc. Class A*	64,649	50,297,568
Alphabet, Inc. Class C*	48,617	36,894,469
Amphenol Corporation Class A	181,336	9,471,179
Analog Devices, Inc.	26,312	1,455,580
ANSYS, Inc.Δ*	67,186	6,214,705
Apple, Inc.	79,748	8,394,274
Autodesk, Inc.*	167,962	10,233,925
Cisco Systems, Inc.	601,140	16,323,957
Cognizant Technology Solutions Corporation Class A*	149,766	8,988,955
Electronic Arts, Inc.*	197,745	13,589,036
Facebook, Inc. Class A*	703,125	73,589,063
Intuit, Inc.	71,048	6,856,132
LinkedIn Corporation Class A*	77,641	17,475,436
Microsoft Corporation	463,023	25,688,516
NetSuite, Inc.Δ*	64,262	5,437,850
Oracle Corporation	417,154	15,238,636
Palo Alto Networks, Inc.*	43,267	7,621,049
QUALCOMM, Inc.	604,699	30,225,880
Rovi Corporation*	7	117
salesforce.com, Inc.*	486,324	38,127,802
Splunk, Inc.Δ*	154,183	9,067,502
Yelp, Inc.Δ*	63,976	1,842,509

		414,294,180

Total Common Stocks (Cost $982,405,982)		1,216,643,169

188	See Notes to Financial Statements.

	Shares	Value
FOREIGN COMMON STOCKS — 10.4%
Bermuda — 0.6%
Genpact, Ltd.*	320,483	$8,005,665

Canada — 0.8%
Valeant Pharmaceuticals International, Inc.*	114,256	11,614,123

China — 4.6%
Alibaba Group Holding, Ltd. ADRΔ*	425,012	34,540,725
Baidu, Inc. ADRΔ*	159,653	30,180,803

		64,721,528

Curacao — 1.1%
Schlumberger, Ltd.	219,356	15,300,081

France — 0.9%
Danone SA ADR	983,031	13,379,052

Netherlands — 1.1%
Mobileye NVΔ*	154,581	6,535,685
NXP Semiconductor NV*	110,730	9,329,002

		15,864,687

Switzerland — 0.7%
Novartis AG ADRΔ	113,540	9,768,982

United Kingdom — 0.6%
ARM Holdings PLC ADRΔ	173,000	7,826,520
Nielsen Holdings PLC	17,690	824,354

		8,650,874

Total Foreign Common Stocks (Cost $152,963,824)		147,304,992

	Shares	Value
MONEY MARKET FUNDS — 22.6%
GuideStone Money Market Fund (Investor Class)Δ	50,737,188	$50,737,188
Northern Institutional Liquid Assets Portfolio§	268,680,558	268,680,558

Total Money Market Funds (Cost $319,417,746)		319,417,746

TOTAL INVESTMENTS — 118.9% (Cost $1,454,787,552)		1,683,365,907
Liabilities in Excess of Other Assets — (18.9)%		(267,749,364)

NET ASSETS — 100.0%		$1,415,616,543

See Notes to Financial Statements.	189

GROWTH EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$1,216,643,169	$1,216,643,169	$—	$—
Foreign Common Stocks	147,304,992	147,304,992	—	—
Money Market Funds	319,417,746	319,417,746	—	—

Total Assets - Investments in Securities	$1,683,365,907	$1,683,365,907	$—	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(144,600)	$(144,600)	$—	$—

Total Liabilities - Other Financial Instruments	$(144,600)	$(144,600)	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2015.

190	See Notes to Financial Statements.

Small Cap Equity Fund (Unaudited)

The Fund was comprised of domestic, small-cap stocks with both value- and growth-style orientations. The Investor Class of the Fund underperformed its benchmark, the Russell 2000® Index, for the one-year period ended December 31, 2015 (-5.91% versus -4.41%). Security selection within the materials & processing sector as well as underweight exposure and security selection to the health care sector detracted from benchmark-relative returns, while security selection within the consumer discretionary and energy sectors contributed to benchmark-relative performance during the year.

In 2015, derivative positions, exchange listed equity index futures contracts, were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a slight positive impact on Fund performance for the year.

This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value, want to invest in stocks of small- to medium-sized U.S. companies and would like to diversify their portfolio by adding a potentially higher return, higher risk option of stocks. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity. It is possible to lose money by investing in the Fund.

At December 31, 2015, the portfolio holdings of the Fund, as a percentage of total investments, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

	%
Money Market Funds	39.6
Financial Services	19.1
Producer Durables	17.2
Technology	13.3
Consumer Discretionary	12.9
Healthcare	10.7
Foreign Common Stocks	8.3
Materials & Processing	5.9
Utilities	4.6
Energy	2.2
Consumer Staples	1.5
Foreign Bond	—	**
Corporate Bonds	—	**
Rights/Warrants	—	**

	135.3

**	Rounds to less than 0.005%

Small Cap Equity Fund (Unaudited)

Average Annual Total Returns as of 12/31/15
	Institutional Class*	Investor Class*	Benchmark**
One Year	-5.66%	-5.91%	-4.41%
Five Year	9.68%	9.45%	9.19%
Ten Year	6.29%	6.10%	6.80%
Since Inception	6.87%	6.69%	7.59%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2015 Prospectus, as amended on June 01, 2015)(1)	1.04%	1.30%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2005 to December 31, 2015, with all dividends and capital gains reinvested, with the Russell 2000® Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

SMALL CAP EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2015

	Shares	Value
COMMON STOCKS — 87.4%
Consumer Discretionary — 12.9%
2U, Inc.Δ*	64,666	$1,809,355
Aaron’s, Inc.	43,342	970,427
AMC Networks, Inc. Class AΔ*	9,000	672,120
American Axle & Manu-facturing Holdings, Inc.Δ*	30,514	577,935
American Eagle Outfitters, Inc.Δ	67,100	1,040,050
Avon Products, Inc.Δ	61,889	250,650
Big Lots, Inc.Δ	31,456	1,212,314
Bravo Brio Restaurant Group, Inc.*	40,167	361,503
Bright Horizons Family Solutions, Inc.*	41,000	2,738,800
Brinker International, Inc.Δ	5,000	239,750
Burlington Stores, Inc.*	47,800	2,050,620
Cable One, Inc.Δ	3,510	1,522,147
CalAtlantic Group, Inc.Δ	19,386	735,117
Cavco Industries, Inc.*	3,830	319,077
Children’s Place, Inc. (The)Δ	2,960	163,392
Chuy’s Holdings, Inc.Δ*	9,900	310,266
Columbia Sportswear Co.Δ	9,600	468,096
Cooper Tire & Rubber Co.	52,600	1,990,910
Dana Holding Corporation	26,800	369,840
Dave & Buster’s Entertainment, Inc.*	18,700	780,538
Deckers Outdoor Corporation*	5,895	278,244
Destination Maternity CorporationΔ	32,000	279,040
Destination XL Group, Inc.Δ*	330,288	1,823,190
Drew Industries, Inc.*	31,110	1,894,288
Express, Inc.Δ*	110,622	1,911,548
Five Below, Inc.Δ*	18,500	593,850
Fox Factory Holding CorporationΔ*	80,410	1,329,177
Francesca’s Holdings Corporation*	7,971	138,775
Genesco, Inc.Δ*	12,400	704,692
G-III Apparel Group, Ltd.*	43,944	1,944,961
Goodyear Tire & Rubber Co. (The)	27,767	907,148
Grand Canyon Education, Inc.Δ*	53,920	2,163,270
Gray Television, Inc.*	22,200	361,860
Inter Parfums, Inc.	29,400	700,308
Kona Grill, Inc.Δ*	46,890	743,675
Lear Corporation	13,436	1,650,344
Libbey, Inc.	109,906	2,343,196
Lithia Motors, Inc. Class AΔ	11,000	1,173,370
Malibu Boats, Inc. Class A*	62,755	1,027,299
Mattress Firm Holding CorporationΔ*	27,800	1,240,714
Meritor, Inc.*	92,790	774,797
Monro Muffler Brake, Inc.Δ	30,950	2,049,509
Movado Group, Inc.Δ	19,750	507,773
MSG Networks, Inc. Class A*	15,492	322,234
Nutrisystem, Inc.Δ	15,200	328,928
NVR, Inc.*	1,000	1,643,000
Ollie’s Bargain Outlet Holdings, Inc.Δ*	61,500	1,046,115
Oxford Industries, Inc.	10,400	663,728
Pier 1 Imports, Inc.Δ	42,210	214,849
Shutterfly, Inc.Δ*	3,777	168,303
Smith & Wesson Holding Corporation*	114,466	2,515,963

	Shares	Value
Sotheby’sΔ	24,300	$625,968
Steven Madden, Ltd.Δ*	32,570	984,265
Tower International, Inc.	59,440	1,698,201
Universal Electronics, Inc.*	82,884	4,256,093
Vail Resorts, Inc.Δ	3,800	486,362
Visteon Corporation*	8,300	950,350
VOXX International CorporationΔ*	71,129	374,139
William Lyon Homes Class AΔ*	56,300	928,950
ZAGG, Inc.Δ*	171,053	1,871,320
Zoe’s Kitchen, Inc.Δ*	11,909	333,214

		64,535,917

Consumer Staples — 1.5%
Andersons, Inc. (The)Δ	28,100	888,803
Blue Buffalo Pet Products, Inc.Δ*	12,400	232,004
Dean Foods Co.Δ	116,872	2,004,355
Diplomat Pharmacy, Inc.Δ*	10,435	357,086
Ingredion, Inc.	1,084	103,891
Medifast, Inc.Δ	12,700	385,826
Omega Protein CorporationΔ*	90,077	1,999,709
Sanderson Farms, Inc.Δ	2,110	163,567
United Natural Foods, Inc.Δ*	34,700	1,365,792

		7,501,033

Energy — 2.2%
American Standard Energy Corporation@*	8,702	10
Atwood Oceanics, Inc.Δ	124,888	1,277,604
CARBO Ceramics, Inc.Δ	57,700	992,440
Diamondback Energy, Inc.Δ*	4,800	321,120
Gulfport Energy Corporation*	46,180	1,134,643
Hornbeck Offshore Services, Inc.Δ*	29,150	289,751
Matador Resources Co.Δ*	37,300	737,421
Oil States International, Inc.*	17,700	482,325
PBF Energy, Inc. Class AΔ	43,875	1,615,039
PDC Energy, Inc.Δ*	15,100	806,038
REX American Resources CorporationΔ*	5,790	313,065
Ring Energy, Inc.Δ*	145,489	1,025,698
RSP Permian, Inc.Δ*	39,470	962,673
Southwestern Energy Co.Δ*	19,000	135,090
Stone Energy CorporationΔ*	96,500	413,985
Synergy Resources CorporationΔ*	67,010	570,925

		11,077,827

Financial Services — 19.1%
American Equity Investment Life Holding Co.Δ	10,600	254,718
AMERISAFE, Inc.	74,665	3,800,449
AmTrust Financial Services, Inc.Δ	37,160	2,288,313
Armada Hoffler Properties, Inc. REITΔ	97,181	1,018,457
Ashford Hospitality Prime, Inc. REIT	28,387	411,612
Ashford Hospitality Trust, Inc. REIT	317,867	2,005,741
Assurant, Inc.	19,431	1,564,973
Banc of California, Inc.	50,771	742,272
BancFirst CorporationΔ	6,110	358,168
Bancorp, Inc. (The)Δ*	115,500	735,735
Bank of the Ozarks, Inc.Δ	10,800	534,168

See Notes to Financial Statements.	193

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Berkshire Hills Bancorp, Inc.	44,610	$1,298,597
Blackhawk Network Holdings, Inc.*	43,100	1,905,451
BlackRock Capital Investment Corporation	57,213	537,802
Bofl Holding, Inc.Δ*	74,000	1,557,700
Cardinal Financial Corporation	17,911	407,475
Cardtronics, Inc.Δ*	32,300	1,086,895
Cash America International, Inc.Δ	67,478	2,020,966
Cathay General BancorpΔ	23,500	736,255
CBL & Associates Properties, Inc. REIT	140,510	1,738,109
Chemical Financial Corporation	37,331	1,279,333
Community Bank System, Inc.Δ	20,030	799,998
Compass Diversified Holdings	213,585	3,393,866
CoreSite Realty Corporation REITΔ	19,783	1,122,092
Customers Bancorp, Inc.*	21,331	580,630
Encore Capital Group, Inc.Δ*	10,290	299,233
Enterprise Financial Services Corporation	15,749	446,484
EverBank Financial Corporation	34,250	547,315
Fair Isaac Corporation	7,700	725,186
FBL Financial Group, Inc. Class AΔ	10,400	661,856
FBR & Co.	16,480	327,952
Federal Agricultural Mortgage Corporation Class CΔ	15,749	497,196
Federated National Holding Co.	14,247	421,141
Fidelity Southern Corporation	31,082	693,439
Financial Engines, Inc.Δ	24,200	814,814
First Commonwealth Financial CorporationΔ	90,410	820,019
First Niagara Financial Group, Inc.	126,080	1,367,968
Flagstar Bancorp, Inc.*	88,512	2,045,512
FNB CorporationΔ	74,000	987,160
Genworth Financial, Inc. Class AΔ*	190,205	709,465
Gramercy Property Trust REITΔ	77,560	598,763
Green Dot Corporation Class A*	132,450	2,174,829
Hanmi Financial Corporation	28,922	686,030
HCI Group, Inc.Δ	48,700	1,697,195
Heartland Payment Systems, Inc.	14,000	1,327,480
Hersha Hospitality Trust REIT	88,092	1,916,882
Highwoods Properties, Inc. REIT	64,060	2,793,016
Hospitality Properties Trust REITΔ	85,680	2,240,532
Huntington Bancshares, Inc.Δ	239,570	2,649,644
Independent Bank Corporation	23,032	350,777
Jones Lang LaSalle, Inc.	13,500	2,158,110
Kennedy-Wilson Holdings, Inc.	87,625	2,110,010
LaSalle Hotel Properties REITΔ	40,300	1,013,948
LendingTree, Inc.Δ*	3,084	275,340
Mack-Cali Realty Corporation REITΔ	94,385	2,203,890
Manning & Napier, Inc.Δ	24,600	208,854
MGIC Investment Corporation*	182,028	1,607,307
National General Holdings Corporation	75,760	1,656,114

	Shares	Value
Net 1 UEPS Tech-nologies, Inc.*	77,730	$1,050,132
Northrim BanCorp, Inc.	1,504	40,006
Old Republic International CorporationΔ	128,955	2,402,432
PennyMac Financial Services, Inc. Class AΔ*	10,560	162,202
Pinnacle Financial Partners, Inc.	14,820	761,155
PrivateBancorp, Inc.Δ	26,450	1,084,979
ProAssurance Corporation	21,120	1,024,954
RE/MAX Holdings, Inc. Class AΔ	8,950	333,835
Reinsurance Group of America, Inc.	27,100	2,318,405
RLJ Lodging Trust REITΔ	38,843	840,174
RMR Group, Inc. (The) Class A*	—	4
Ryman Hospitality Properties, Inc. REIT	37,532	1,938,152
Safeguard Scientifics, Inc.Δ*	62,940	913,259
Safety Insurance Group, Inc.Δ	1,000	56,380
Selective Insurance Group, Inc.Δ	15,875	533,082
Summit Hotel Properties, Inc. REIT	169,980	2,031,261
Sunstone Hotel Investors, Inc. REIT	75,582	944,019
TCF Financial Corporation	43,400	612,808
Texas Capital Bancshares, Inc.Δ*	29,950	1,480,129
THL Credit, Inc.Δ	111,708	1,195,276
United Community Banks, Inc.	20,900	407,341
Waddell & Reed Financial, Inc. Class AΔ	11,389	326,409
Walker & Dunlop, Inc.*	6,633	191,097
WEX, Inc.Δ*	21,900	1,935,960
WisdomTree Investments, Inc.Δ	92,700	1,453,536
WP Glimcher, Inc. REIT	18,225	193,367
Xenia Hotels & Resorts, Inc. REIT	31,870	488,567

		95,932,157

Healthcare — 10.7%
Adeptus Health, Inc. Class AΔ*	6,800	370,736
Aegerion Pharma-ceuticals, Inc.Δ*	14,370	145,137
Air Methods CorporationΔ*	46,960	1,969,033
Align Technology, Inc.Δ*	16,200	1,066,770
Amedisys, Inc.*	2,946	115,837
AMN Healthcare Services, Inc.*	14,186	440,475
Anacor Pharmaceuticals, Inc.Δ*	2,900	327,613
Analogic CorporationΔ	23,530	1,943,578
AtriCure, Inc.Δ*	11,647	261,359
BioScrip, Inc.Δ*	131,389	229,931
Cempra, Inc.Δ*	27,500	856,075
Civitas Solutions, Inc.Δ*	49,300	1,419,347
Community Health Systems, Inc.Δ*	62,400	1,655,472
Cross Country Healthcare, Inc.Δ*	11,095	181,847
Cynosure, Inc. Class AΔ*	49,278	2,201,248
Dermira, Inc.Δ*	31,500	1,090,215
DexCom, Inc.*	5,752	471,089
Emergent BioSolutions, Inc.Δ*	49,538	1,982,015

194	See Notes to Financial Statements.

	Shares	Value
Endologix, Inc.Δ*	80,100	$792,990
Esperion Therapeutics, Inc.Δ*	15,756	350,729
ExamWorks Group, Inc.Δ*	45,300	1,204,980
FibroGen, Inc.*	3,400	103,598
Five Star Quality Care, Inc.+	2,086	—
Globus Medical, Inc. Class AΔ*	63,500	1,766,570
Hanger, Inc.Δ*	14,410	237,045
Hill-Rom Holdings, Inc.	27,737	1,333,040
Inogen, Inc.*	29,000	1,162,610
Integra LifeSciences Holdings CorporationΔ*	32,461	2,200,207
Intercept Pharma-ceuticals, Inc.Δ*	2,175	324,836
Intra-Cellular Therapies, Inc.Δ*	26,500	1,425,435
Kindred Healthcare, Inc.Δ	62,000	738,420
LDR Holding CorporationΔ*	14,300	359,073
Lexicon Pharmaceuticals, Inc.Δ*	18,100	240,911
Ligand Pharmaceuticals, Inc.Δ*	4,010	434,764
Masimo Corporation*	33,010	1,370,245
Molina Healthcare, Inc.Δ*	3,994	240,159
Neurocrine Biosciences, Inc.*	12,500	707,125
Nevro CorporationΔ*	9,536	643,775
NuVasive, Inc.Δ*	18,953	1,025,547
Owens & Minor, Inc.Δ	34,797	1,251,996
Pacira Pharmaceuticals, Inc.Δ*	14,920	1,145,707
PharMerica Corporation*	14,203	497,105
PRA Health Sciences, Inc.Δ*	36,100	1,634,247
Press Ganey Holdings, Inc.Δ*	40,000	1,262,000
PTC Therapeutics, Inc.Δ*	12,371	400,820
Quality Systems, Inc.	12,176	196,277
Repligen Corporation*	19,990	565,517
SciClone Pharma-ceuticals, Inc.*	28,210	259,532
Seres Therapeutics, Inc.Δ*	14,700	515,823
Stemline Therapeutics, Inc.*	36,700	231,577
Surgical Care Affiliates, Inc.*	40,500	1,612,305
Team Health Holdings, Inc.Δ*	45,000	1,975,050
Ultragenyx Pharma-ceutical, Inc.Δ*	4,305	482,935
United Therapeutics CorporationΔ*	8,300	1,299,863
US Physical Therapy, Inc.Δ	36,720	1,971,130
VCA, Inc.*	19,300	1,061,500
WellCare Health Plans, Inc.*	7,600	594,396
West Pharmaceutical Services, Inc.	51,000	3,071,220
Zeltiq Aesthetics, Inc.Δ*	4,061	115,860

		53,534,696

Materials & Processing — 5.9%
American Vanguard CorporationΔ	24,000	336,240
Comfort Systems USA, Inc.	17,000	483,140
Domtar CorporationΔ	54,981	2,031,548
Ferro Corporation*	56,040	623,165
FMC Corporation	3,000	117,390
FutureFuel Corporation	61,457	829,670
Insteel Industries, Inc.	69,690	1,457,915
Interface, Inc.	105,590	2,020,993
Kaiser Aluminum Corporation	24,882	2,081,628
Koppers Holdings, Inc.*	43,020	785,115
Kraton Performance Polymers, Inc.*	95,750	1,590,408
Landec CorporationΔ*	50,610	598,716
LB Foster Co. Class AΔ	67,323	919,632

	Shares	Value
LSB Industries, Inc.Δ*	51,536	$373,636
Mercer International, Inc.	86,000	778,300
NN, Inc.Δ	138,094	2,201,218
OMNOVA Solutions, Inc.Δ*	174,210	1,067,907
P.H. Glatfelter Co.	45,670	842,155
Patrick Industries, Inc.*	74,030	3,220,305
PolyOne CorporationΔ	81,075	2,574,942
RBC Bearings, Inc.Δ*	23,900	1,543,701
Reliance Steel & Aluminum Co.	7,740	448,223
Rexnord Corporation*	77,100	1,397,052
Summit Materials, Inc. Class A*	34,930	699,997
United States Steel CorporationΔ	28,000	223,440
Universal Stainless & Alloy Products, Inc.Δ*	55,449	515,121

		29,761,557

Producer Durables — 17.2%
ACCO Brands Corporation*	401,000	2,859,130
Actuant Corporation Class AΔ	24,200	579,832
Advisory Board Co. (The)*	38,200	1,895,102
Aegion Corporation*	104,963	2,026,836
Alaska Air Group, Inc.Δ	25,130	2,023,216
Albany International Corporation Class A	66,900	2,445,195
Allegiant Travel Co.Δ	9,550	1,602,776
Argan, Inc.	29,983	971,449
Astronics CorporationΔ*	62,871	2,559,478
Atlas Air Worldwide Holdings, Inc.Δ*	43,915	1,815,446
Avery Dennison Corporation	5,000	313,300
AZZ, Inc.Δ	56,651	3,148,096
Booz Allen Hamilton Holding Corporation	7,900	243,715
Brink’s Co. (The)	10,987	317,085
Bristow Group, Inc.Δ	11,913	308,547
CAI International, Inc.*	19,750	199,080
CEB, Inc.	21,100	1,295,329
Chart Industries, Inc.*	24,700	443,612
Columbus McKinnon CorporationΔ	107,035	2,022,962
Crane Co.	24,700	1,181,648
DHI Group, Inc.*	14,088	129,187
Ducommun, Inc.*	43,997	713,631
DXP Enterprises, Inc.Δ*	20,100	458,280
Dycom Industries, Inc.*	10,300	720,588
Electronics For Imaging, Inc.Δ*	17,100	799,254
EMCOR Group, Inc.	74,709	3,589,020
EnerSys, Inc.	40,360	2,257,335
Ennis, Inc.	44,790	862,208
ExlService Holdings, Inc.*	54,950	2,468,904
FARO Technologies, Inc.Δ*	25,500	752,760
Forward Air CorporationΔ	5,600	240,856
General Cable CorporationΔ	109,312	1,468,060
GP Strategies Corporation*	40,940	1,028,003
Greenbrier Cos., Inc. (The)Δ	57,520	1,876,302
Hawaiian Holdings, Inc.Δ*	25,790	911,161
Healthcare Services Group, Inc.Δ	36,950	1,288,446
Huntington Ingalls Industries, Inc.	16,170	2,051,164
Huron Consulting Group, Inc.*	22,900	1,360,260

See Notes to Financial Statements.	195

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Hyster-Yale Materials Handling, Inc.Δ	8,700	$456,315
ICF International, Inc.*	21,000	746,760
Insperity, Inc.Δ	13,290	639,914
JetBlue Airways Corporation*	41,362	936,849
KBR, Inc.	45,500	769,860
Keysight Technologies, Inc.*	8,100	229,473
Knight Transportation, Inc.Δ	48,000	1,163,040
Littelfuse, Inc.	17,400	1,861,974
MAXIMUS, Inc.Δ	28,000	1,575,000
MYR Group, Inc.*	23,308	480,378
Old Dominion Freight Line, Inc.*	22,010	1,300,131
On Assignment, Inc.*	64,800	2,912,760
Orbital ATK, Inc.	27,731	2,477,488
OSI Systems, Inc.*	26,730	2,369,882
Park-Ohio Holdings CorporationΔ	21,000	772,380
SkyWest, Inc.Δ	16,950	322,389
Spirit AeroSystems Holdings, Inc. Class A*	27,931	1,398,505
Spirit Airlines, Inc.Δ*	44,200	1,761,370
Tidewater, Inc.Δ	132,185	920,008
Titan Machinery, Inc.Δ*	50,745	554,643
TriNet Group, Inc.Δ*	39,200	758,520
Trinity Industries, Inc.	18,640	447,733
Triumph Group, Inc.	47,200	1,876,200
TrueBlue, Inc.*	23,053	593,845
Wabash National CorporationΔ*	166,594	1,970,807
Wabtec CorporationΔ	16,360	1,163,523
WageWorks, Inc.*	42,450	1,925,956
Wesco Aircraft Holdings, Inc.*	164,300	1,966,671
WESCO International, Inc.Δ*	20,500	895,440

		86,475,067

Technology — 13.3%
Acacia Research CorporationΔ	227,649	976,614
ARRIS Group, Inc.*	5,100	155,907
Aspen Technology, Inc.Δ*	48,780	1,841,933
Bankrate, Inc.*	23,400	311,220
Black Box Corporation	61,967	590,546
BroadSoft, Inc.*	32,000	1,131,520
Cavium, Inc.Δ*	11,161	733,389
Ciena CorporationΔ*	41,900	866,911
Cirrus Logic, Inc.Δ*	3,995	117,972
CommScope Holding Co., Inc.*	27,700	717,153
comScore, Inc.*	31,484	1,295,567
Cypress Semiconductor Corporation*	13,000	127,530
Demandware, Inc.Δ*	22,200	1,198,134
EarthLink Holdings Corporation	17,842	132,566
Envestnet, Inc.Δ*	67,200	2,005,920
Evolent Health, Inc. Class AΔ*	30,800	372,988
Extreme Networks, Inc.*	184,277	751,850
Global Eagle Entertainment, Inc.Δ*	54,900	541,863
IAC/InterActiveCorp	12,756	765,998
Imperva, Inc.*	12,400	785,044
Infinera CorporationΔ*	50,800	920,496
Insight Enterprises, Inc.*	6,540	164,285
Integrated Device Technology, Inc.Δ*	56,808	1,496,891
Interactive Intelligence Group, Inc.Δ*	50,539	1,587,935

	Shares	Value
InterDigital, Inc.	33,410	$1,638,426
Jabil Circuit, Inc.	33,517	780,611
KEYW Holding Corporation (The)Δ*	44,811	269,762
LogMeIn, Inc.Δ*	7,100	476,410
MA-COM Technology Solutions Holdings, Inc.Δ*	44,300	1,811,427
MaxLinear, Inc. Class A*	20,973	308,932
MKS Instruments, Inc.	59,500	2,142,000
NCR CorporationΔ*	1,759	43,025
NeuStar, Inc. Class AΔ*	56,250	1,348,312
NIC, Inc.*	73,000	1,436,640
Nuance Communications, Inc.*	50,700	1,008,423
Paycom Software, Inc.Δ*	37,400	1,407,362
Progress Software Corporation*	18,840	452,160
Proofpoint, Inc.Δ*	21,900	1,423,719
Q2 Holdings, Inc.*	63,500	1,674,495
Qlik Technologies, Inc.*	50,500	1,598,830
Rackspace Hosting, Inc.*	18,337	464,293
RetailMeNot, Inc.Δ*	85,518	848,339
RingCentral, Inc. Class A*	54,100	1,275,678
Sanmina Corporation*	38,174	785,621
Silicon Graphics International Corporation*	220,262	1,299,546
Synaptics, Inc.Δ*	42,660	3,427,304
Synchronoss Techno-logies, Inc.Δ*	123,090	4,336,461
Take-Two Interactive Software, Inc.Δ*	103,234	3,596,673
TESSCO Technologies, Inc.	50,499	983,216
Tyler Technologies, Inc.*	35,850	6,249,372
Ultimate Software Group, Inc. (The)Δ*	13,800	2,698,038
United Online, Inc.*	35,710	421,021
Universal Display Corporation*	21,280	1,158,483
Web.com Group, Inc.*	77,915	1,559,079
Zendesk, Inc.Δ*	14,500	383,380

		66,897,270

Utilities — 4.6%
8x8, Inc.*	34,270	392,392
CMS Energy CorporationΔ	32,191	1,161,451
Cogent Communications Holdings, Inc.Δ	34,400	1,193,336
El Paso Electric Co.	16,600	639,100
FairPoint Com-munications, Inc.Δ*	35,100	564,057
General Communication, Inc. Class AΔ*	9,945	196,712
Gogo, Inc.Δ*	23,400	416,520
Great Plains Energy, Inc.	29,200	797,452
Inteliquent, Inc.	19,373	344,258
j2 Global, Inc.Δ	35,800	2,947,056
Laclede Group, Inc. (The)Δ	29,300	1,740,713
National Fuel Gas Co.Δ	11,142	476,321
NRG Energy, Inc.Δ	68,628	807,752
Pinnacle West Capital Corporation	6,200	399,776
PNM Resources, Inc.	32,900	1,005,753
Portland General Electric Co.	59,100	2,149,467
Southwest Gas Corporation	22,070	1,217,381
Talen Energy CorporationΔ*	191,956	1,195,886
UGI Corporation	73,100	2,467,856
Vectren CorporationΔ	34,610	1,468,156

196	See Notes to Financial Statements.

	Shares	Value
West Corporation	69,450	$1,498,036

		23,079,431

Total Common Stocks (Cost $430,932,483)		438,794,955

FOREIGN COMMON STOCKS — 8.3%
Bermuda — 2.9%
Aspen Insurance Holdings, Ltd.	47,130	2,276,379
Assured Guaranty, Ltd.	85,610	2,262,672
AXIS Capital Holdings, Ltd.	12,213	686,615
ChipMOS Technologies Bermuda, Ltd.	52,300	1,035,540
Everest Re Group, Ltd.	14,679	2,687,578
Helen of Troy, Ltd.*	21,900	2,064,075
Tsakos Energy Navigation, Ltd.	132,003	1,045,464
Validus Holdings, Ltd.	50,700	2,346,903

		14,405,226

Canada — 1.9%
Canadian Solar, Inc.Δ*	13,000	376,480
Colliers International Group, Inc.	29,100	1,296,405
Dominion Diamond CorporationΔ	23,668	242,124
IMAX CorporationΔ*	66,600	2,366,964
MDC Partners, Inc. Class A	24,198	525,581
Mitel Networks CorporationΔ*	125,780	967,248
Nevsun Resources, Ltd.Δ	281,550	763,000
Open Text CorporationΔ	25,800	1,236,594
Performance Sports Group, Ltd.Δ*	153,740	1,480,516
Silver Standard Resources, Inc.Δ*	24,754	128,226

		9,383,138

Cayman Islands — 0.2%
Nord Anglia Education, Inc.Δ*	63,600	1,289,808

Curacao — 0.0%
Orthofix International NV*	5,247	205,735

France — 0.3%
Criteo SA ADRΔ*	18,700	740,520
DBV Technologies SA ADRΔ*	20,800	755,248

		1,495,768

Ireland — 0.3%
Horizon Pharma PLCΔ*	61,000	1,321,870
Prothena Corporation PLC*	5,268	358,803

		1,680,673

Israel — 0.6%
magicJack VocalTec, Ltd.Δ*	45,572	430,655
Orbotech, Ltd.*	85,475	1,891,562
SodaStream International, Ltd.Δ*	45,000	733,950

		3,056,167

Luxembourg — 0.1%
Altisource Portfolio Solutions SAΔ*	22,169	616,520

Marshall Islands — 0.1%
Ocean Rig UDW, Inc.Δ	176,130	287,092

Netherlands — 0.1%
AVG Technologies NV*	21,409	429,250

	Shares	Value
Puerto Rico — 0.4%
OFG BancorpΔ	261,049	$1,910,879

Supranational — 0.1%
Banco Latinoamericano de Comercio Exterior SA Class EΔ	27,539	714,086

Switzerland — 0.1%
Allied World Assurance Company Holdings AG	8,450	314,256

Taiwan — 0.1%
Silicon Motion Technology Corporation ADRΔ	11,800	370,048

United Kingdom — 1.1%
Ensco PLC Class AΔ	110,359	1,698,425
Noble Corporation PLCΔ	142,724	1,505,738
Rowan Cos. PLC Class AΔ	84,400	1,430,580
STERIS PLCΔ	9,100	685,594

		5,320,337

Total Foreign Common Stocks (Cost $42,912,382)		41,478,983

RIGHTS/WARRANTS — 0.0%
Asen Warrants A+@	25,000	—
Asen Warrants B+@	25,000	—
Asen Warrants C+@	25,000	—

Total Rights/Warrants (Cost $0)		—

MONEY MARKET FUNDS — 39.6%
GuideStone Money Market Fund (Investor Class)¥	21,115,220	21,115,220
Northern Institutional Liquid Assets Portfolio§	177,804,961	177,804,961

Total Money Market Funds (Cost $198,920,181)		198,920,181

	Par
CORPORATE BONDS — 0.0%
Lehman Escrow Bonds
0.00%, 07/19/17+Ω†#	$160,000	—
0.00%, 12/28/17+Ω†#	120,000	—
0.00%, 08/19/45+Ω†#	50,000	—
0.00%, 11/30/49+Ω†#	10,000	—

Total Corporate Bonds (Cost $0)		—

FOREIGN BOND — 0.0%
Iceland — 0.0%
Glitnir HF
6.69%, 06/15/16+ 144A#	130,000	1

Total Foreign Bond (Cost $98,162)		1

TOTAL INVESTMENTS — 135.3% (Cost $672,863,208)		679,194,120
Liabilities in Excess of Other Assets — (35.3)%		(177,382,515)

NET ASSETS — 100.0%		$501,811,605

See Notes to Financial Statements.	197

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$64,535,917	$64,535,917	$—	$—
Consumer Staples	7,501,033	7,501,033	—	—
Energy	11,077,827	11,077,827	—	—
Financial Services	95,932,157	95,932,157	—	—
Healthcare	53,534,696	53,534,696	—	—
Materials & Processing	29,761,557	29,761,557	—	—
Producer Durables	86,475,067	86,475,067	—	—
Technology	66,897,270	66,897,270	—	—
Utilities	23,079,431	23,079,431	—	—
Corporate Bonds	—	—	—	—
Foreign Bond:
Iceland	1	—	—	1
Foreign Common Stocks	41,478,983	41,478,983	—	—
Money Market Funds	198,920,181	198,920,181	—	—
Rights/Warrants	—	—	—	—

Total Assets - Investments in Securities	$679,194,120	$679,194,119	$—	$1

Other Financial Instruments***
Futures Contracts	$241,324	$241,324	$—	$—

Total Assets - Other Financial Instruments	$241,324	$241,324	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2015.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ending December 31, 2015.

198	See Notes to Financial Statements.

International Equity Index Fund (Unaudited)

Developed non-U.S. markets underperformed their U.S. counterparts and were negatively impacted by the U.S. dollar which strengthened against most currencies during the year. The MSCI EAFE Index (Net), a measure of international developed country returns, posted a fourth quarter return of 4.71%, bringing the one-year return to -0.81%. Growth styles outperformed value styles and small capitalization stocks generally outperformed large capitalization stocks during the year. From a country perspective, Singapore, Spain and Norway posted the worst performance, while Denmark, Ireland and Belgium were among the best performing countries for the year. From a sector perspective, the weakest performance was registered in the energy and materials sectors which were negatively impacted by the fall in oil prices, while the strongest performance came from the more defensive health care and consumer staples sectors.

The Fund was passively managed and attempts to duplicate the investment composition and performance of its benchmark, the MSCI EAFE Index (Net). The MSCI EAFE Index (Net) is an equity index which captures large- and mid-cap representation across developed market countries around the world, excluding the United States and Canada. The objective of the Fund was to provide investment results approximating the aggregate price and dividend performance of the securities included in the MSCI EAFE Index (Net). The correlation between the Fund’s performance and the MSCI EAFE Index (Net) is expected to be greater than 98%. However, it could be lower in certain market environments and due to certain stocks that may be excluded from the Fund’s portfolio because of social investment policies and restrictions (100% would indicate perfect correlation). The Fund was incepted in June 2015 and does not have a full calendar year of performance. The Fund returned -9.88% for the since inception period ended December 31, 2015, as compared to a -8.67% return for the MSCI EAFE Index (Net). The return differential was primarily a result of social restrictions and expenses of the Fund.

In 2015, derivative positions, exchange listed equity index futures contracts, were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a slight negative impact on Fund performance for the year.

The Fund invests in foreign market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. It is possible to lose money by investing in the Fund.

At December 31, 2015, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

	%
Financial Services	26.4
Consumer Discretionary	15.0
Producer Durables	11.9
Technology	11.0
Healthcare	9.7
Materials & Processing	7.5
Money Market Funds	6.4
Consumer Staples	4.9
Energy	4.6
Utilities	3.8
Foreign Preferred Stocks	0.5
Rights	—	**

	101.7

**	Rounds to less than 0.005%

INTERNATIONAL EQUITY INDEX FUND SCHEDULE OF INVESTMENTS	December 31, 2015

	Shares	Value
FOREIGN COMMON STOCKS — 94.8%
Australia — 6.6%
AGL Energy, Ltd.	6,148	$80,447
Alumina, Ltd.Δ	20,465	17,079
Amcor, Ltd.	11,424	110,987
AMP, Ltd.	28,576	120,404
APA Group	10,068	63,351
Asciano, Ltd.	5,505	34,999
ASX, Ltd.	1,900	58,454
Aurizon Holdings, Ltd.	18,927	60,085
AusNet Services	13,974	15,044
Australia & New Zealand Banking Group, Ltd.	26,845	541,725
Bank of Queensland, Ltd.	3,948	39,826
Bendigo and Adelaide Bank, Ltd.Δ	3,661	31,667
BHP Billiton, Ltd.	29,742	382,766
Boral, Ltd.	6,338	27,098
Brambles, Ltd.	14,086	117,969
Caltex Australia, Ltd.	2,589	70,767
Challenger, Ltd.	5,442	34,297
CIMIC Group, Ltd.	826	14,490
Coca-Cola Amatil, Ltd.	4,614	31,112
Cochlear, Ltd.	613	42,420
Commonwealth Bankof Australia	15,802	976,948
Computershare, Ltd.	3,815	32,101
CSL, Ltd.	4,272	325,695
Dexus Property Group REIT	9,600	52,072
DUET Group	22,568	37,376
Flight Centre Travel Group, Ltd.Δ	449	12,949
Fortescue Metals Group, Ltd.Δ	12,611	16,971
Goodman Group REIT	15,859	71,864
GPT Group (The) REIT	16,654	57,676
Harvey Norman Holdings, Ltd.	4,519	13,661
Healthscope, Ltd.	14,000	26,978
Iluka Resources, Ltd.	3,392	15,004
Incitec Pivot, Ltd.	17,247	49,282
Insurance Australia Group, Ltd.	23,408	94,007
Lend Lease Group	5,556	57,324
Macquarie Group, Ltd.	2,723	162,898
Medibank Pvt, Ltd.	28,244	44,041
Mirvac Group REIT	37,367	53,492
National Australia Bank, Ltd.	24,376	531,927
Newcrest Mining, Ltd.*	7,513	71,089
Orica, Ltd.	3,852	43,157
Origin Energy, Ltd.	17,239	58,315
Platinum Asset Management, Ltd.	1,896	11,079
Qantas Airways, Ltd.*	4,384	12,994
QBE Insurance Group, Ltd.	12,580	114,417
Ramsay Health Care, Ltd.	1,330	65,399
REA Group, Ltd.Δ	425	16,910
Rio Tinto, Ltd.	3,842	124,248
Santos, Ltd.	15,855	42,229
Scentre Group REIT	48,734	147,817
SEEK, Ltd.	2,626	29,228
Sonic Healthcare, Ltd.	3,771	48,824
South32, Ltd.*	53,136	40,819
Stockland REIT	22,520	66,850
Suncorp Group, Ltd.	12,386	108,749
Sydney Airport	10,990	50,579
Telstra Corporation, Ltd.	39,692	161,296
TPG Telecom, Ltd.	2,252	16,123

	Shares	Value
Transurban Group	19,396	$147,021
Vicinity Centres REIT	29,590	60,028
Wesfarmers, Ltd.	10,504	316,675
Westfield Corporation REIT	17,946	123,467
Westpac Banking Corporation	31,131	754,607
Woodside Petroleum, Ltd.	7,026	146,379

		7,305,552

Austria — 0.2%
ANDRITZ AG	825	40,152
Erste Group Bank AG*	2,506	78,413
OMV AG	1,545	43,855
Raiffeisen Bank International AG*	950	13,923
Voestalpine AG	1,220	37,318

		213,661

Belgium — 0.6%
Ageas	1,871	86,841
Colruyt SA	568	29,220
Delhaize Group	996	96,938
Groupe Bruxelles Lambert SA	695	59,470
KBC Groep NV	2,319	144,999
Proximus	1,289	41,945
Solvay SA	674	71,909
Telenet Group Holding NV*	423	22,861
UCB SA	1,201	108,406
Umicore SA	1,008	42,272

		704,861

Bermuda — 0.2%
Cheung Kong Infrastructure Holdings, Ltd.	6,000	55,433
First Pacific Co., Ltd.	18,000	11,924
Kerry Properties, Ltd.	5,000	13,607
Li & Fung, Ltd.	60,000	40,577
Noble Group, Ltd.Δ	42,800	11,963
NWS Holdings, Ltd.Δ	12,385	18,488
Shangri-La Asia, Ltd.	10,000	9,737
Yue Yuen Industrial Holdings, Ltd.	8,000	27,100

		188,829

Denmark — 0.9%
AP Moeller - Maersk A/S Class A	39	50,221
AP Moeller - Maersk A/S Class B	64	83,475
Chr. Hansen Holding A/S	918	57,421
Coloplast A/S Class B	983	79,365
Danske Bank A/S	6,570	176,288
DSV A/S	1,751	68,926
ISS A/S	1,498	53,998
Novozymes A/S, B Shares	2,080	99,588
Pandora A/S	1,026	129,362
TDC A/S	8,509	42,367
Tryg A/S	970	19,275
Vestas Wind Systems A/S	2,153	150,363
William Demant Holding A/S*	207	19,718

		1,030,367

200	See Notes to Financial Statements.

	Shares	Value
Finland — 0.9%
Elisa OYJ	1,415	$53,239
Fortum OYJ*	4,227	63,686
Kone OYJ Class BΔ	3,215	136,127
Metso OYJ	913	20,452
Neste OYJ	1,040	31,040
Nokia OYJ	34,787	246,103
Nokian Renkaat OYJΔ	1,196	42,699
Orion OYJ, Class B	816	28,232
Sampo OYJ, A Shares	4,158	211,154
Stora Enso OYJ, R Shares	4,715	42,634
UPM-Kymmene OYJ	4,732	87,852
Wartsila OYJ Abp	1,310	59,812

		1,023,030

France — 9.0%
Accor SA	2,001	86,664
Aeroports de Paris	242	28,161
Air Liquide SA	3,235	363,184
Alcatel-Lucent*	26,576	104,995
Alstom SAΔ*	1,873	57,211
Arkema SA	687	48,089
Atos SE	867	72,787
AXA SA	18,113	494,915
BNP Paribas SA	9,940	562,382
Bollore SA*	9,300	43,333
Bouygues SA	1,998	79,222
Bureau Veritas SA	2,626	52,340
Cap Gemini SA	1,574	146,045
Carrefour SA	5,096	147,069
Casino Guichard Perrachon SA	458	21,041
Christian Dior SE	519	88,159
Cie de St-Gobain	4,616	200,037
Cie Generale des Etablissements Michelin	1,705	162,287
CNP Assurances	1,390	18,750
Credit Agricole SA	9,560	112,657
Danone SA	5,470	369,629
Dassault Systemes	1,229	98,236
Edenred	2,172	41,058
Electricite de France SA	1,956	28,807
Engie	13,599	240,883
Essilor International SA	1,887	235,189
Eurazeo SA	324	22,346
Eutelsat Communications SA	1,634	48,923
Fonciere Des Regions REIT	244	21,824
Gecina SA REIT	363	44,131
Groupe Eurotunnel SE	4,194	52,178
Hermes International*	253	85,521
ICADE REIT	271	18,190
Iliad SA	257	61,264
Imerys SA	277	19,349
Ingenico Group	483	60,965
JCDecaux SA	633	24,266
Kering	695	118,828
Klepierre REIT	1,965	87,344
Lagardere SCA	957	28,558
Legrand SA	2,408	136,210
L’Oreal SA	2,335	392,760
Natixis SA*	9,336	52,815
Numericable-SFR SAS*	1,016	36,909
Orange SA*	18,708	312,907
Peugeot SA*	4,189	73,429
Publicis Groupe SA	1,849	122,951

	Shares	Value
Renault SA	1,809	$181,074
Rexel SA	3,212	42,770
Safran SA	2,914	200,201
Sanofi	11,043	941,109
Schneider Electric SE	5,248	298,109
SCOR SE	1,503	56,239
Societe BIC SA	295	48,544
Societe Generale SA	6,651	306,494
Sodexo SA	875	85,485
Suez Environnement Co.	2,560	47,881
Technip SA	970	48,239
Thales SA	993	74,326
TOTAL SA	20,275	908,961
Unibail-Rodamco SE REIT	930	236,157
Valeo SA	745	114,861
Veolia Environnement SA	4,090	97,039
Vinci SA	4,372	280,224
Vivendi SA	11,072	237,795
Wendel SA	233	27,710
Zodiac Aerospace*	2,009	47,835

		10,005,851

Germany — 8.0%
Adidas AGΔ	1,985	192,663
Allianz SE	4,264	751,654
Axel Springer SEΔ	360	20,020
BASF SE	8,582	653,764
Bayerische Motoren Werke AGΔ	3,050	321,324
Beiersdorf AG	977	88,801
Brenntag AG	1,400	72,951
Commerzbank AG*	10,003	103,217
Continental AG	1,022	247,233
Daimler AG	8,938	746,810
Deutsche Bank AG	12,964	314,828
Deutsche Boerse AG	1,772	155,762
Deutsche Lufthansa AGΔ*	1,968	30,998
Deutsche Post AG	8,869	247,959
Deutsche Telekom AG	30,268	543,636
Deutsche Wohnen AG	3,313	91,611
E.ON SE	18,900	181,479
Evonik Industries AG	1,417	46,870
Fraport AG Frankfurt Airport Services WorldwideΔ	338	21,555
Fresenius Medical Care AG & Co. KGaA	2,004	168,406
Fresenius SE & Co. KGaA	3,609	257,079
GEA Group AG	1,679	67,833
Hannover Rueck SE	608	69,428
HeidelbergCement AG	1,278	104,155
Henkel AG & Co KGaA	1,000	95,653
HUGO BOSS AG	677	55,859
Infineon Technologies AG	10,234	149,199
K+S AGΔ	1,931	49,224
Kabel Deutschland Holding AG	179	22,118
LANXESS AG	939	43,210
Linde AG	1,705	246,303
MAN SE	286	28,741
Merck KGaA	1,184	114,637
METRO AG	1,673	53,298
Muenchener Rueckversicherungs- Gesellschaft AG	1,541	307,026
OSRAM Licht AG	722	30,165
ProSiebenSat.1 Media SE	2,122	107,058

See Notes to Financial Statements.	201

INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
RWE AGΔ	4,702	$59,280
SAP SE	9,118	723,546
Siemens AG*	7,430	718,826
Symrise AG	1,117	73,944
Telefonica Deutschland Holding AGΔ	4,816	25,403
ThyssenKrupp AGΔ	3,534	70,056
TUI AG*	4,413	78,795
United Internet AG	1,153	63,391
Volkswagen AG	361	55,474
Vonovia SE	4,479	138,371
Zalando SE 144A*	800	31,646

		8,841,259

Hong Kong — 2.9%
AIA Group, Ltd.	111,800	668,014
ASM Pacific Technology, Ltd.Δ	1,900	14,834
Bank of East Asia, Ltd. (The)Δ	12,200	45,256
BOC Hong Kong Holdings, Ltd.	33,500	101,941
Cathay Pacific Airways, Ltd.	10,000	17,207
Cheung Kong Property Holdings, Ltd.	26,000	168,194
CK Hutchison Holdings, Ltd.	25,500	342,769
CLP Holdings, Ltd.	17,500	148,330
Hang Lung Properties, Ltd.	20,000	45,317
Hang Seng Bank, Ltd.	7,100	134,569
Henderson Land Develop-ment Co., Ltd.	11,800	71,980
HK Electric Investments & HK Electric Investments, Ltd. 144A	25,000	20,948
HKT Trust and HKT, Ltd.	29,000	37,045
Hong Kong & China Gas Co., Ltd.	63,100	123,489
Hong Kong Exchanges and Clearing, Ltd.	10,769	274,338
Hongkong Land Holdings, Ltd.	5,300	36,305
Hysan Development Co., Ltd.	5,000	20,428
Link REIT	20,500	122,219
MTR Corporation, Ltd.	13,583	67,070
New World Development Co., Ltd.Δ	48,000	47,133
PCCW, Ltd.	33,000	19,290
Power Assets Holdings, Ltd.	13,500	123,762
Sino Land Co., Ltd.	30,000	43,703
Sun Hung Kai Properties, Ltd.	16,000	192,313
Swire Pacific, Ltd. Class A	5,500	61,436
Swire Properties, Ltd.	13,000	37,379
Techtronic Industries Co., Ltd.	14,000	56,675
WH Group, Ltd. 144A*	47,000	26,159
Wharf Holdings, Ltd. (The)	12,000	66,162
Wheelock & Co., Ltd.	8,000	33,570

		3,167,835

Ireland — 0.4%
Bank of Ireland*	257,722	94,367
CRH PLC	7,790	224,657
James Hardie Industries PLC	4,486	56,559
Kerry Group PLC Class A	1,503	124,358

		499,941

Israel — 0.3%
Azrieli Group	296	11,027

	Shares	Value
Bank Hapoalim BM	10,524	$54,325
Bank Leumi Le-Israel BM*	14,030	48,646
Bezeq The Israeli Telecommunication Corporation, Ltd.	20,080	44,203
Check Point Software Technologies, Ltd.Δ*	600	48,828
Delek Group, Ltd.	38	7,610
Israel Chemicals, Ltd.	4,122	16,732
Mizrahi Tefahot Bank, Ltd.	1,129	13,484
NICE-Systems, Ltd.	471	27,064
Taro Pharmaceuticals Industries*	100	15,455

		287,374

Italy — 2.2%
Assicurazioni Generali SpA	11,052	201,885
Atlantia SpA	4,046	107,051
Banca Monte dei Paschi di Siena SpA*	24,049	31,837
Banco Popolare SC*	3,633	50,064
Enel Green Power SpA	14,149	28,759
Enel SpA	64,729	271,430
Eni SpA	23,638	351,220
EXOR SpA	1,031	46,794
Finmeccanica SpA*	3,992	55,506
Intesa Sanpaolo SpA	124,604	411,788
Luxottica Group SpA*	1,527	99,508
Mediobanca SpA	5,560	53,299
Prysmian SpA	2,060	45,009
Saipem SpAΔ*	2,138	17,281
Snam SpA	19,896	103,837
Telecom Italia SpA*	168,026	198,843
Terna Rete Elettrica Nazionale SpA	13,904	71,507
UniCredit SpA	43,713	241,677
Unione di Banche Italiane SCpAΔ	8,127	54,300
UnipolSai SpA	11,476	29,196

		2,470,791

Japan — 23.4%
ABC-Mart, Inc.	200	10,948
Acom Co., Ltd.*	3,200	15,069
Aeon Co., Ltd.	6,300	97,068
AEON Credit Service Co., Ltd.	800	17,871
Aeon Mall Co., Ltd.	900	15,437
Air Water, Inc.	1,000	16,083
Aisin Seiki Co., Ltd.	1,900	81,773
Ajinomoto Co., Inc.	5,000	118,379
Alfresa Holdings Corporation	1,900	37,526
Alps Electric Co., Ltd.	1,600	43,389
Amada Holdings Co., Ltd.	2,800	26,720
ANA Holdings, Inc.	13,000	37,506
Aozora Bank, Ltd.	12,000	41,878
Asahi Glass Co., Ltd.Δ	8,000	45,831
Asahi Kasei Corporation	13,000	87,907
Asics CorporationΔ	1,300	26,972
Astellas Pharma, Inc.	19,600	279,021
Bandai Namco Holdings, Inc.	1,800	38,029
Bank of Kyoto, Ltd. (The)	3,000	27,821
Bank of Yokohama, Ltd. (The)	11,000	67,426
Benesse Holdings, Inc.	500	14,399
Bridgestone CorporationΔ	5,900	202,378
Brother Industries, Ltd.	1,900	21,827
Calbee, Inc.	600	25,337
Canon, Inc.	10,000	302,500

202	See Notes to Financial Statements.

	Shares	Value
Casio Computer Co., Ltd.	2,100	$49,091
Central Japan Railway Co.	1,300	230,794
Chiba Bank, Ltd. (The)	7,000	49,674
Chubu Electric Power Co., Inc.	6,200	84,901
Chugai Pharma-ceutical Co., Ltd.	2,000	69,713
Chugoku Bank, Ltd. (The)	1,300	17,347
Chugoku Electric Power Co., Inc. (The)	3,100	40,930
Citizen Holdings Co., Ltd.	2,100	15,093
Credit Saison Co., Ltd.	1,200	23,643
Dai Nippon Printing Co., Ltd.	5,000	49,443
Daicel Corporation	2,400	35,717
Daihatsu Motor Co., Ltd.	1,600	21,584
Dai-ichi Life Insurance Co., Ltd. (The)	10,300	171,368
Daiichi Sankyo Co., Ltd.	6,000	123,838
Daikin Industries, Ltd.	2,200	160,208
Daito Trust Construction Co., Ltd.	700	80,857
Daiwa House Industry Co., Ltd.	5,800	166,729
Daiwa Securities Group, Inc.	16,000	97,819
Denso Corporation	4,600	219,813
Dentsu, Inc.	2,000	109,424
Don Quijote Holdings Co., Ltd.	1,000	35,119
East Japan Railway Co.	3,100	291,914
Eisai Co., Ltd.	2,300	152,147
Electric Power Development Co., Ltd.	1,500	53,425
FamilyMart Co., Ltd.	500	23,267
FANUC Corporation	1,800	310,122
Fast Retailing Co., Ltd.	500	174,906
Fuji Electric Co., Ltd.	5,000	20,969
Fuji Heavy Industries, Ltd.	5,600	230,699
FUJIFILM Holdings Corporation	4,400	183,623
Fujitsu, Ltd.	18,000	89,840
Fukuoka Financial Group, Inc.	8,000	39,669
GungHo Online Entertainment, Inc.Δ	3,200	8,693
Gunma Bank, Ltd. (The)	3,000	17,443
Hachijuni Bank, Ltd. (The)	5,000	30,600
Hakuhodo DY Holdings, Inc.	1,900	20,557
Hamamatsu Photonics KK	1,200	32,898
Hankyu Hanshin Holdings, Inc.	10,000	64,999
Hikari Tsushin, Inc.	200	13,620
Hino Motors, Ltd.	2,100	24,271
Hirose Electric Co., Ltd.	300	36,322
Hiroshima Bank, Ltd. (The)	6,000	34,103
Hisamitsu Pharmaceutical Co., Inc.	500	20,991
Hitachi Chemical Co., Ltd.	800	12,692
Hitachi Construction Machinery Co., Ltd.Δ	900	13,997
Hitachi High-Technologies Corporation	600	16,226
Hitachi Metals, Ltd.	2,000	24,676
Hitachi, Ltd.	45,000	254,987
Hokuhoku Financial Group, Inc.	10,000	20,385
Hokuriku Electric Power Co.	1,400	20,690
Honda Motor Co., Ltd.	15,100	482,619
Hoshizaki Electric Co., Ltd.	400	24,866

	Shares	Value
Hoya Corporation	3,900	$159,481
Hulic Co., Ltd.	2,400	21,073
Idemitsu Kosan Co., Ltd.	700	11,177
IHI Corporation	15,000	41,407
Iida Group Holdings Co., Ltd.	1,200	22,241
Inpex Corporation	9,300	90,665
Isetan Mitsukoshi Holdings, Ltd.	3,600	46,948
Isuzu Motors, Ltd.	5,400	58,172
ITOCHU Corporation	14,600	172,695
Itochu Techno-Solutions Corporation	400	7,970
Iyo Bank, Ltd. (The)	2,000	19,431
J. Front Retailing Co., Ltd.	2,000	29,075
Japan Airlines Co., Ltd.	1,300	46,531
Japan Airport Terminal Co., Ltd.	400	17,708
Japan Exchange Group, Inc.	5,200	81,285
Japan Post Bank Co., Ltd.*	3,800	55,327
Japan Post Holdings Co., Ltd.*	4,200	65,169
Japan Prime Realty Investment Corporation REIT	9	30,734
Japan Real Estate Investment Corporation REIT	13	63,086
Japan Retail Fund Investment Corporation REIT	25	48,097
JFE Holdings, Inc.	4,400	69,091
JGC Corporation	2,000	30,612
Joyo Bank, Ltd.	5,000	23,644
JSR Corporation	1,500	23,377
JTEKT Corporation	1,700	27,826
JX Holdings, Inc.	22,100	92,755
Kajima Corporation	7,000	41,660
Kakaku.com, Inc.Δ	1,200	23,604
Kamigumi Co., Ltd.	2,000	17,220
Kaneka Corporation	3,000	31,183
Kansai Electric Power Co., Inc. (The)*	6,200	74,337
Kansai Paint Co., Ltd.	2,000	30,316
Kao Corporation	4,700	241,527
Kawasaki Heavy Industries, Ltd.	15,000	55,498
KDDI Corporation	16,500	428,508
Keihan Electric Railway Co., Ltd.	6,000	40,183
Keikyu Corporation	4,000	33,053
Keio Corporation	5,000	43,179
Keisei Electric Railway Co., Ltd.	3,000	38,275
Keyence Corporation	400	219,842
Kikkoman Corporation	1,000	34,647
Kintetsu Group Holdings Co., Ltd.	17,000	69,118
Kobe Steel, Ltd.	25,000	27,163
Koito Manufacturing Co., Ltd.	1,100	45,108
Komatsu, Ltd.	8,500	139,081
Konami Corporation	800	19,044
Konica Minolta, Inc.	4,700	47,071
Kose Corporation	300	27,738
Kubota Corporation	10,000	154,486
Kuraray Co., Ltd.	3,600	43,606
Kurita Water Industries, Ltd.	900	18,847
Kyocera Corporation	3,000	139,322
Kyowa Hakko Kirin Co., Ltd.	2,000	31,469
Kyushu Electric Power Co., Inc.*	4,400	47,956

See Notes to Financial Statements.	203

INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Kyushu Financial Group, Inc.*	3,700	$26,073
Lawson, Inc.	600	48,703
LIXIL Group Corporation	2,600	57,745
M3, Inc.Δ	2,100	43,542
Mabuchi Motor Co., Ltd.	400	21,678
Makita Corporation	1,200	69,152
Marubeni Corporation	16,300	83,800
Marui Group Co., Ltd.	1,900	30,918
Maruichi Steel Tube, Ltd.	400	11,809
Mazda Motor Corporation	4,900	101,110
McDonald’s Holdings Co. Japan, Ltd.Δ	500	10,873
Medipal Holdings Corporation	1,100	18,748
MEIJI Holdings Co., Ltd.	1,200	99,120
Minebea Co., Ltd.	3,000	25,686
Miraca Holdings, Inc.	500	22,001
Mitsubishi Chemical Holdings Corporation	12,200	77,406
Mitsubishi Corporation	12,600	209,577
Mitsubishi Electric Corporation	18,000	188,943
Mitsubishi Estate Co., Ltd.	12,000	249,520
Mitsubishi Gas Chemical Co., Inc.	3,000	15,341
Mitsubishi Heavy Industries, Ltd.	28,000	122,430
Mitsubishi Logistics Corporation	1,000	13,176
Mitsubishi Materials Corporation	12,000	37,796
Mitsubishi Motors Corporation	6,300	53,301
Mitsubishi Tanabe Pharma Corporation	2,400	41,349
Mitsubishi UFJ Financial Group, Inc.	118,700	735,257
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,000	20,585
Mitsui & Co., Ltd.	15,900	188,924
Mitsui Chemicals, Inc.	7,000	31,045
Mitsui Fudosan Co., Ltd.	9,000	225,881
Mitsui OSK Lines, Ltd.	13,000	32,790
Mixi, Inc.	300	11,221
Mizuho Financial Group, Inc.	218,000	436,000
MS&AD Insurance Group Holdings, Inc.	4,600	134,893
Murata Manufacturing Co., Ltd.	1,900	273,374
Nabtesco Corporation	1,000	20,315
Nagoya Railroad Co., Ltd.	7,000	29,135
NEC Corporation	25,000	79,213
Nexon Co., Ltd.	1,000	16,268
NGK Insulators, Ltd.	2,000	45,080
NGK Spark Plug Co., Ltd.	1,900	50,024
NH Foods, Ltd.	2,000	39,200
NHK Spring Co., Ltd.	1,300	13,034
Nidec Corporation	2,100	152,284
Nikon CorporationΔ	3,500	46,877
Nintendo Co., Ltd.	1,000	137,510
Nippon Building Fund, Inc. REIT	14	66,900
Nippon Electric Glass Co., Ltd.	3,000	15,121
Nippon Express Co., Ltd.	7,000	32,895
Nippon Paint Holdings Co., Ltd.	1,200	29,042
Nippon Prologis, Inc. REIT	12	21,707
Nippon Steel & Sumitomo Metal Corporation	7,000	138,477

	Shares	Value
Nippon Telegraph & Telephone Corporation	7,100	$282,567
Nippon Yusen KK	17,000	41,203
Nissan Motor Co., Ltd.	23,600	247,110
Nisshin Seifun Group, Inc.	2,300	37,569
Nissin Foods Holdings Co., Ltd.	700	37,145
Nitori Holdings Co., Ltd.	700	58,787
Nitto Denko Corporation	1,600	116,809
NOK Corporation	800	18,689
Nomura Holdings, Inc.	33,800	188,268
Nomura Real Estate Master Fund, Inc. REIT*	37	45,990
Nomura Real Estate Holdings, Inc.	1,000	18,552
Nomura Research Institute, Ltd.	1,290	49,541
NSK, Ltd.	4,700	51,070
NTT Data Corporation	1,200	58,015
NTT DOCOMO, Inc.	13,600	278,958
NTT Urban Development Corporation	900	8,647
Obayashi Corporation	6,000	55,363
Obic Co., Ltd.Δ	600	31,761
Odakyu Electric Railway Co., Ltd.	6,000	64,601
Oji Holdings Corporation	8,000	32,152
Olympus Corporation	2,500	98,422
Omron Corporation	1,700	56,690
Ono Pharmaceutical Co., Ltd.	800	142,649
Oracle Corporation	300	13,968
Oriental Land Co., Ltd.	1,900	114,943
ORIX Corporation	12,200	171,147
Osaka Gas Co., Ltd.	17,000	61,403
Otsuka Corporation	400	19,650
Otsuka Holdings Co., Ltd.	3,700	131,457
Panasonic Corporation	20,300	205,792
Park24 Co., Ltd.	800	19,382
Rakuten, Inc.	8,400	96,749
Recruit Holdings Co., Ltd.	1,400	41,151
Resona Holdings, Inc.	20,700	100,524
Ricoh Co., Ltd.	6,400	65,900
Rinnai Corporation	300	26,581
Rohm Co., Ltd.	1,000	50,651
Ryohin Keikaku Co., Ltd.	200	40,502
Sanrio Co., Ltd.Δ	400	9,397
Santen Pharmaceutical Co., Ltd.	3,600	59,268
SBI Holdings, Inc.	1,700	18,345
Secom Co., Ltd.	2,000	135,540
Seibu Holdings, Inc.	1,000	20,422
Seiko Epson CorporationΔ	2,300	35,418
Sekisui Chemical Co., Ltd.	4,000	52,225
Sekisui House, Ltd.	5,600	94,157
Seven & i Holdings Co., Ltd.	7,000	320,492
Seven Bank, Ltd.	4,800	21,050
Shikoku Electric Power Co., Inc.	1,400	21,870
Shimadzu Corporation	3,000	50,220
Shimamura Co., Ltd.	200	23,422
Shimano, Inc.	800	122,847
Shimizu Corporation	5,000	40,771
Shin-Etsu Chemical Co., Ltd.	3,800	206,590
Shinsei Bank, Ltd.	19,000	34,966
Shionogi & Co., Ltd.	2,900	131,168
Shiseido Co., Ltd.	3,200	66,396
Shizuoka Bank, Ltd. (The)	5,000	48,490

204	See Notes to Financial Statements.

	Shares	Value
Showa Shell Sekiyu KK	1,500	$12,240
SMC Corporation	500	129,867
SoftBank Group Corporation	8,900	449,187
Sohgo Security Services Co., Ltd.	600	28,139
Sompo Japan Nipponkoa Holdings, Inc.	3,200	105,071
Sony Corporation	11,600	285,091
Sony Financial Holdings, Inc.	1,400	25,042
Stanley Electric Co., Ltd.	1,200	26,325
Sumitomo Chemical Co., Ltd.	13,000	74,660
Sumitomo Corporation	10,500	107,051
Sumitomo Dainippon Pharma Co., Ltd.	1,300	15,316
Sumitomo Electric Industries, Ltd.	7,200	101,670
Sumitomo Heavy Industries, Ltd.	6,000	26,897
Sumitomo Metal Mining Co., Ltd.	5,000	60,695
Sumitomo Mitsui Financial Group, Inc.	11,800	445,344
Sumitomo Mitsui Trust Holdings, Inc.	30,000	113,620
Sumitomo Realty & Development Co., Ltd.	3,000	85,628
Sumitomo Rubber Industries, Inc.	1,400	18,205
Suntory Beverage & Food, Ltd.	1,300	56,909
Suruga Bank, Ltd.	1,500	30,913
Suzuken Co., Ltd.	900	34,202
Suzuki Motor Corporation	3,300	100,267
Sysmex Corporation	1,300	83,388
T&D Holdings, Inc.	5,300	69,926
Taiheiyo Cement Corporation	12,000	35,044
Taisei Corporation	10,000	65,870
Taisho Pharmaceutical Holdings Co., Ltd.	300	21,188
Taiyo Nippon Sanso Corporation	1,200	10,853
Takashimaya Co., Ltd.	3,000	27,016
Takeda Pharmaceutical Co., Ltd.	7,300	363,974
TDK Corporation	1,100	70,448
Teijin, Ltd.	8,000	27,263
Terumo Corporation	2,700	83,682
THK Co., Ltd.	1,000	18,534
Tobu Railway Co., Ltd.	10,000	49,324
Toho Co., Ltd.	900	24,905
Toho Gas Co., Ltd.	5,000	32,291
Tohoku Electric Power Co., Inc.	4,100	51,255
Tokio Marine Holdings, Inc.	6,200	239,473
Tokyo Electric Power Co., Inc.*	14,000	80,616
Tokyo Electron, Ltd.	1,500	90,877
Tokyo Gas Co., Ltd.	22,000	103,373
Tokyo Tatemono Co., Ltd.	2,300	25,033
Tokyu Corporation	11,000	86,926
Tokyu Fudosan Holdings Corporation	5,600	35,100
TonenGeneral Sekiyu KKΔ	3,000	25,326
Toppan Printing Co., Ltd.	5,000	46,066
Toray Industries, Inc.	14,000	130,095
Toshiba Corporation*	36,000	73,988
TOTO, Ltd.	1,200	42,158

	Shares	Value
Toyo Seikan Group Holdings, Ltd.	1,300	$24,114
Toyo Suisan Kaisha, Ltd.	1,000	34,853
Toyoda Gosei Co., Ltd.	500	11,358
Toyota Industries Corporation	1,600	85,557
Toyota Motor Corporation	25,400	1,564,107
Toyota Tsusho Corporation	2,100	49,125
Trend Micro, Inc.	900	36,519
Unicharm CorporationΔ	3,300	67,392
United Urban Investment Corporation REIT	28	38,012
USS Co., Ltd.	1,800	27,046
West Japan Railway Co.	1,600	110,597
Yahoo Japan Corporation	12,200	49,592
Yakult Honsha Co., Ltd.	900	44,050
Yamada Denki Co., Ltd.	5,500	23,757
Yamaguchi Financial Group, Inc.	2,000	23,694
Yamaha Corporation	1,800	43,478
Yamaha Motor Co., Ltd.	2,400	53,797
Yamato Holdings Co., Ltd.	3,000	63,564
Yamazaki Baking Co., Ltd.	1,000	22,486
Yaskawa Electric Corporation	2,600	35,377
Yokogawa Electric Corporation	1,800	21,647
Yokohama Rubber Co., Ltd. (The)	1,000	15,358

		26,005,106

Jersey — 1.0%
Experian PLC	8,860	156,596
Glencore PLC*	115,184	152,635
Petrofac, Ltd.	2,095	24,574
Randgold Resources, Ltd.	803	49,470
Shire PLC	5,571	382,214
Wolseley PLC	2,337	126,930
WPP PLC	11,992	275,839

		1,168,258

Luxembourg — 0.2%
ArcelorMittalΔ	9,982	42,116
Millicom International Cellular SA SDR	536	30,756
RTL Group SA	313	26,065
SES SA	3,223	89,309
Tenaris SAΔ	4,049	47,946

		236,192

Mauritius — 0.0%
Golden Agri-Resources, Ltd.	62,700	14,977

Netherlands — 3.4%
Aegon NVΔ	17,407	98,445
AerCap Holdings NV*	800	34,528
Airbus Group SEΔ	5,447	367,061
Akzo Nobel NV	2,379	158,963
Altice NV Class A*	3,520	50,573
Altice NV Class B*	730	10,640
ASML Holding NVΔ	3,279	291,346
Boskalis Westminster	918	37,447
CNH Industrial NVΔ	8,208	56,216
Fiat Chrysler Automobiles NVΔ*	8,663	120,311
Gemalto NV	809	48,542
ING Groep NV CVA	36,379	492,212
Koninklijke Ahold NV	7,710	162,631
Koninklijke DSM NV	1,644	82,440
Koninklijke KPN NV	30,143	114,012

See Notes to Financial Statements.	205

INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Koninklijke Philips NV	8,793	$224,436
Koninklijke Vopak NV	570	24,547
Mobileye NVΔ*	800	33,824
NN Group NV	2,321	81,892
NXP Semiconductor NVΔ*	1,262	106,324
OCI NV*	684	16,889
QIAGEN NV*	2,001	54,236
Randstad Holding NV	1,201	74,788
RELX NV	9,275	156,213
STMicroelectronics NV	6,571	43,992
TNT Express NV	5,216	44,122
Unilever NV CVA	15,038	655,421
Wolters Kluwer NV	2,894	97,191

		3,739,242

New Zealand — 0.2%
Auckland International Airport, Ltd.	8,625	33,837
Contact Energy, Ltd.	7,151	23,145
Fletcher Building, Ltd.	7,654	38,358
Meridian Energy, Ltd.	12,874	20,994
Mighty River Power, Ltd.Δ	4,302	8,163
Ryman Healthcare, Ltd.	2,667	15,478
Spark New Zealand, Ltd.	18,489	41,631

		181,606

Norway — 0.6%
DNB ASA	8,673	106,862
Gjensidige Forsikring ASA	1,624	25,992
Norsk Hydro ASA	13,545	50,348
Orkla ASA	7,423	58,560
Schibsted ASA Class A	715	23,507
Schibsted ASA, B Shares*	846	26,962
Statoil ASA	10,732	149,677
Telenor ASA	6,985	116,430
Yara International ASA	1,747	75,135

		633,473

Papua New Guinea — 0.1%
Oil Search, Ltd.	12,840	62,497

Portugal — 0.1%
Banco Comercial Portugues SA, Series R*	308,177	16,331
EDP - Energias de Portugal SA	21,802	78,561
Galp Energia SGPS SA	4,056	47,328
Jeronimo Martins SGPS SA	2,049	26,663

		168,883

Singapore — 1.2%
Ascendas Real Estate Investment Trust REIT	18,100	29,008
CapitaLand Commercial Trust, Ltd. REIT	16,400	15,560
CapitaLand Mall Trust REIT	20,600	27,952
CapitaLand, Ltd.	23,800	55,942
City Developments, Ltd.	3,800	20,442
ComfortDelGro Corporation, Ltd.	19,600	41,969
DBS Group Holdings, Ltd.	16,400	192,200
Global Logistic Properties, Ltd.	28,000	42,284
Hutchison Port Holdings Trust Class U	53,700	28,461
Jardine Cycle & Carriage, Ltd.	1,111	27,161
Keppel Corporation, Ltd.	14,700	67,152

	Shares	Value
Oversea-Chinese Banking Corporation, Ltd.	28,647	$177,108
Sembcorp Industries, Ltd.	9,800	21,006
Sembcorp Marine, Ltd.	9,200	11,320
Singapore Airlines, Ltd.	5,600	44,125
Singapore Exchange, Ltd.	7,800	42,186
Singapore Press Holdings, Ltd.	13,400	37,142
Singapore Technologies Engineering, Ltd.	16,100	34,034
Singapore Telecommunications, Ltd.	73,600	189,760
StarHub, Ltd.	4,000	10,410
Suntec Real Estate Investment Trust REIT	18,200	19,821
United Overseas Bank, Ltd.	12,300	169,578
UOL Group, Ltd.	4,400	19,284
Wilmar International, Ltd.Δ	17,200	35,489
Yangzijiang Shipbuilding Holdings, Ltd.	23,400	18,078

		1,377,472

Spain — 3.3%
Abertis Infraestructuras SA	3,351	52,408
ACS Actividades de Construccion y Servicios SA	1,773	51,874
Aena SA 144A*	664	76,035
Amadeus IT Holding SA, A Shares	4,140	182,470
Banco Bilbao Vizcaya Argentaria SA	58,875	430,189
Banco de Sabadell SA	48,736	86,375
Banco Popular Espanol SA	15,176	50,003
Banco Santander SA	135,219	665,195
Bankia SA	45,814	53,315
Bankinter SA	6,854	48,604
CaixaBank SA	25,824	89,884
Distribuidora Internacional de Alimentacion SA*	6,556	38,668
Enagas SA	1,879	53,003
Endesa SA	3,073	61,736
Ferrovial SA	4,151	93,870
Gas Natural SDG SA	3,184	64,929
Grifols SA	1,338	61,845
Iberdrola SA	49,608	351,672
Industria de Diseno Textil SA	10,190	350,070
International Consolidated Airlines Group SA	7,281	65,261
Mapfre SAΔ	8,693	21,760
Red Electrica Corporacion SA	1,056	88,208
Repsol SA	9,629	106,009
Telefonica SA*	41,788	463,595
Zardoya Otis SA	1,462	17,099

		3,624,077

Sweden — 2.8%
Alfa Laval AB	2,935	53,582
Assa Abloy AB Class B	9,569	200,305
Atlas Copco AB, A Shares	6,139	150,558
Atlas Copco AB, B Shares	3,756	86,352
Boliden AB	2,787	46,694
Electrolux AB, Series B	2,409	58,123
Getinge AB, B Shares	2,020	52,914
Hennes & Mauritz AB, B Shares	8,991	319,812
Hexagon AB, B Shares	2,571	95,109
Husqvarna AB, B Shares	3,327	21,956

206	See Notes to Financial Statements.

	Shares	Value
ICA Gruppen AB	628	$22,807
Industrivarden AB, C Shares	1,472	25,183
Investment AB Kinnevik, B Shares	2,101	64,713
Investor AB, B Shares	4,225	155,270
Lundin Petroleum ABΔ*	1,760	25,396
Nordea Bank AB	27,863	305,706
Sandvik AB	10,264	89,471
Securitas AB, B Shares	3,202	48,961
Skandinaviska Enskilda Banken AB Class A	13,934	146,537
Skanska AB, B Shares	3,403	65,996
SKF AB, B Shares	3,452	55,754
Svenska Cellulosa AB SCA Class B	5,338	154,696
Svenska Handelsbanken AB, A Shares	13,680	181,691
Swedbank AB, A Shares	8,570	188,742
Tele2 AB, B Shares	2,588	25,809
Telefonaktiebolaget LM Ericsson, B Shares	27,951	269,484
TeliaSonera AB	25,067	124,480
Volvo AB, B Shares	14,022	130,020

		3,166,121

Switzerland — 9.8%
ABB, Ltd.*	20,377	363,681
Actelion, Ltd.*	989	137,415
Adecco SA*	1,536	105,128
Aryzta AGΔ*	919	46,491
Baloise Holding AG	489	61,975
Barry Callebaut AGΔ*	18	19,552
Chocoladefabriken Lindt & Spruengli AG	11	136,948
Cie Financiere Richemont SAΔ	4,807	344,051
Coca-Cola HBC AG*	2,037	43,379
Credit Suisse Group AG*	16,972	365,610
Dufry AGΔ*	354	42,120
EMS-Chemie Holding AG	67	29,486
Galenica AG	36	56,324
Geberit AG	348	117,869
Givaudan SA*	84	152,457
Julius Baer Group, Ltd.*	2,120	102,560
Kuehne + Nagel International AG*	545	74,665
LafargeHolcim, Ltd.Δ*	3,935	197,775
Lonza Group AG*	488	79,366
Nestle SA	29,700	2,204,787
Novartis AG	21,201	1,823,695
Pargesa Holding SA	251	15,857
Partners Group Holding AG	149	53,585
Roche Holding AG	6,544	1,813,397
Schindler Holding AGΔ	586	98,261
SGS SA	52	98,826
Sika AG	20	72,276
Sonova Holding AGΔ	503	63,908
Sulzer AG	195	18,329
Swatch Group AG (The)Δ	690	127,439
Swiss Life Holding AG*	296	79,727
Swiss Prime Site AG*	669	52,247
Swiss Re AG*	3,242	316,634
Swisscom AG	239	119,597
Syngenta AG	876	342,869
Transocean, Ltd.Δ	3,598	44,977
UBS Group AG*	34,295	665,305
Zurich Insurance Group AG*	1,419	364,541

		10,853,109

	Shares	Value
United Kingdom — 16.5%
3i Group PLC	9,582	$67,878
Aberdeen Asset Management PLC	7,861	33,498
Admiral Group PLC	2,090	51,071
Aggreko PLC	2,730	36,751
Amec Foster Wheeler PLC	3,137	19,803
Anglo American PLC*	13,517	59,302
Antofagasta PLC	3,193	21,964
ARM Holdings PLC	12,827	195,511
Ashtead Group PLC	4,397	72,366
Associated British Foods PLC	3,336	164,156
AstraZeneca PLC	11,715	791,322
Auto Trader Group PLC 144A*	6,879	44,850
Aviva PLC	37,791	286,853
Babcock International Group PLC	2,030	30,379
BAE Systems PLC	29,209	215,053
Barclays PLC	155,347	500,029
Barratt Developments PLC	9,738	89,733
BG Group PLC	31,700	459,521
BHP Billiton PLC	19,978	222,792
BP PLC	169,706	881,914
British Land Co. PLC (The) REIT	9,258	107,124
BT Group PLC	78,237	543,248
Bunzl PLC	3,114	86,396
Burberry Group PLC	4,342	76,394
Capita PLC	6,181	109,976
Carnival PLC	1,766	100,649
Centrica PLC	47,501	152,525
Cobham PLC	11,462	47,864
Compass Group PLC	15,106	261,762
Croda International PLC	1,331	59,636
Direct Line Insurance Group PLC	12,441	74,573
Dixons Carphone PLC	9,192	67,645
easyJet PLC	1,707	43,780
Fresnillo PLC	1,790	18,611
G4S PLC	14,238	47,296
GKN PLC	16,263	73,800
GlaxoSmithKline PLC	45,066	910,151
Hammerson PLC REIT	6,909	61,078
Hargreaves Lansdown PLC	2,583	57,345
HSBC Holdings PLC	182,364	1,439,630
ICAP PLC	4,817	36,157
IMI PLC	2,914	36,977
Inmarsat PLC	3,933	65,935
InterContinental Hotels Group PLC	2,298	89,573
Intertek Group PLC	1,393	56,983
Intu Properties PLC REIT	9,574	44,729
Investec PLC	4,759	33,556
ITV PLC	35,424	144,224
J Sainsbury PLCΔ	13,356	50,863
Johnson Matthey PLC	1,818	71,117
Kingfisher PLC	21,820	105,685
Land Securities Group PLC REIT	7,421	128,644
Legal & General Group PLC	55,832	220,309
Lloyds Banking Group PLC	534,152	574,748
London Stock Exchange Group PLC	2,836	114,740

See Notes to Financial Statements.	207

INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Marks & Spencer Group PLC	15,273	$101,691
Meggitt PLC	6,459	35,662
Melrose Industries PLC	10,395	44,527
Merlin Entertainments PLC 144A	7,366	49,390
Mondi PLC	3,268	64,056
National Grid PLC	35,104	484,143
Next PLC*	1,350	144,952
Old Mutual PLC	47,053	123,781
Pearson PLC	7,882	85,209
Persimmon PLC*	2,787	83,146
Provident Financial PLC	1,367	67,780
Prudential PLC	23,992	540,531
Reckitt Benckiser Group PLC	5,883	544,336
RELX PLC	10,479	184,808
Rexam PLC	7,173	63,980
Rio Tinto PLC	11,617	338,234
Rolls-Royce Holdings PLC+*	1,447,047	2,133
Rolls-Royce Holdings PLC *	17,583	148,936
Royal Bank of Scotland Group PLC*	32,432	144,163
Royal Dutch Shell PLC, A Shares	36,389	824,185
Royal Dutch Shell PLC, B Shares	22,817	520,024
Royal Mail PLC	8,349	54,685
RSA Insurance Group PLC	9,714	60,969
Sage Group PLC (The)	10,537	93,623
Schroders PLC	1,096	48,004
Segro PLC REIT	7,550	47,780
Severn Trent PLC	2,099	67,098
Sky PLC	9,606	157,470
Smith & Nephew PLC	8,551	152,397
Smiths Group PLC	3,594	49,701
Sports Direct International PLC*	2,184	18,560
SSE PLC	9,083	203,949
St. James’s Place PLC	4,861	72,049
Standard Chartered PLC	30,979	257,039
Standard Life PLC	19,127	109,532
Tate & Lyle PLC	4,869	42,888
Taylor Wimpey PLC	29,291	87,562
Tesco PLC*	77,304	169,859
Travis Perkins PLC	2,298	66,666
Unilever PLC	11,898	510,334
United Utilities Group PLC	6,575	90,534
Vodafone Group PLC	248,735	806,595
Weir Group PLC (The)	2,307	33,887
Whitbread PLC	1,673	108,439
WM Morrison Supermarkets PLCΔ	22,203	48,378

		18,312,134

Total Foreign Common Stocks (Cost $116,035,271)		105,282,498

FOREIGN PREFERRED STOCKS — 0.5%
Germany — 0.5%
Bayerische Motoren Werke AG
2.92%, 05/14/15	563	47,104
FUCHS PETROLUB SE
0.77%, 05/07/15	564	26,557
Henkel AG & Co. KGaA
1.31%, 04/14/15	1,694	189,055

	Shares	Value
Porsche Automobil Holding SE
2.01%, 05/14/15	1,453	$78,197
Volkswagen AG
4.86%, 05/06/15	1,524	220,035

Total Foreign Preferred Stocks (Cost $731,841)		560,948

RIGHTS — 0.0%
Ascendas Real Estate+	678	—
Repsol SA*	9,629	4,803
Unione di Banche+	7,313	—

Total Rights (Cost $4,899)		4,803

MONEY MARKET FUNDS — 6.4%
GuideStone Money Market Fund (Institutional Class)¥	3,754,870	3,754,870
Northern Institutional Liquid Assets Portfolio§	3,330,445	3,330,445

Total Money Market Funds (Cost $7,085,315)		7,085,315

TOTAL INVESTMENTS — 101.7% (Cost $123,857,326)		112,933,564

Liabilities in Excess of Other Assets — (1.7)%		(1,908,948)

NET ASSETS — 100.0%		$111,024,616

208	See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Foreign Common Stocks:
Australia	$7,305,552	$—	$7,305,552	$—
Austria	213,661	—	213,661	—
Belgium	704,861	—	704,861	—
Bermuda	188,829	—	188,829	—
Denmark	1,030,367	—	1,030,367	—
Finland	1,023,030	—	1,023,030	—
France	10,005,851	147	10,005,704	—
Germany	8,841,259	31,646	8,809,613	—
Hong Kong	3,167,835	73,350	3,094,485	—
Ireland	499,941	—	499,941	—
Israel	287,374	64,283	223,091	—
Italy	2,470,791	—	2,470,791	—
Japan	26,005,106	192,560	25,812,546	—
Jersey	1,168,258	—	1,168,258	—
Luxembourg	236,192	—	236,192	—
Mauritius	14,977	—	14,977	—
Netherlands	3,739,242	1,322,309	2,416,933	—
New Zealand	181,606	—	181,606	—
Norway	633,473	26,962	606,511	—
Papua New Guinea	62,497	—	62,497	—
Portugal	168,883	—	168,883	—
Singapore	1,377,472	28,461	1,349,011	—
Spain	3,624,077	—	3,624,077	—
Sweden	3,166,121	—	3,166,121	—
Switzerland	10,853,109	74,501	10,778,608	—
United Kingdom	18,312,134	100,649	18,209,352	2,133
Foreign Preferred Stocks:
Germany	560,948	—	560,948	—
Money Market Funds	7,085,315	7,085,315	—	—
Rights	4,803	4,803	—	—

Total Assets - Investments in Securities	$112,933,564	$9,004,986	$103,926,445	$2,133

Other Financial Instruments***
Futures Contracts	87,181	87,181	—	—

Total Assets - Other Financial Instruments	$87,181	$87,181	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2015.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ending December 31, 2015.

See Notes to Financial Statements.	209

International Equity Fund (Unaudited)

Developed non-U.S. markets underperformed their U.S. counterparts and were negatively impacted by the U.S. dollar which strengthened against most currencies during the year. The MSCI EAFE Index (Net), a measure of international developed country returns, posted a fourth quarter return of 4.71%, bringing the one-year return to -0.81%. Growth styles outperformed value styles and small capitalization stocks generally outperformed large capitalization stocks during the year. From a country perspective, Singapore, Spain and Norway posted the worst performance, while Denmark, Ireland and Belgium were among the best performing countries for the year. From a sector perspective, the weakest performance was registered in the energy and materials sectors which were negatively impacted by the fall in oil prices, while the strongest performance came from the more defensive health care and consumer staples sectors.

The International Equity Fund continued to be invested in markets deemed to be developed and, to a much lesser extent, in markets deemed to be emerging or non-developed. The Fund was primarily comprised of equities of foreign companies and was diversified among a large number of companies across different industries and economic sectors. The Investor Class of the Fund underperformed its benchmark, the MSCI EAFE Index (Net), for the one-year period ended December 31, 2015 (-2.16% versus -0.81%). On a country basis, underweight exposure and security selection within Japan and security selection within France and the Netherlands negatively impacted benchmark relative performance. Tactical exposure to emerging markets also had a negative impact during the period. On the positive side, underweight exposure to Australia as well as security selection to Germany positively impacted performance. On a sector basis, security selection to the industrials and financials sectors detracted, while security selection to the materials and consumer discretionary sectors contributed to benchmark-relative returns during the year.

Within the Fund, certain derivatives were utilized to express active views in currency and country selection and to hedge foreign currency exposure back to the U.S. dollar. These derivative positions primarily included currency forward contracts, stock index futures and stock index future swaps. Overall, derivative exposure had a slight positive impact on Fund performance over the course of the year.

This Fund may be suitable to investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio with international stocks. The Fund invests in foreign and emerging market securities which involve certain risks such as currency volatility, political and social instability and reduced market liquidity. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate assets. Short sales by a fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Leverage may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise. It is possible to lose money by investing in the Fund.

At December 31, 2015, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

	%
Consumer Discretionary	19.6
Financial Services	19.4
Technology	17.6
Producer Durables	13.5
Money Market Funds	12.6
Healthcare	9.7
Consumer Staples	6.0
Materials & Processing	5.7
Energy	4.2
Utilities	3.7
Foreign Preferred Stock	—
Rights	—	**
Warrant	—	**
Foreign Common Stocks Sold Short	(5.2)

	106.8

** Rounds to less than 0.005%

International Equity Fund (Unaudited)

Average Annual Total Returns as of 12/31/15
	Institutional Class*	Investor Class*	Benchmark**
One Year	-1.93%	-2.16%	-0.81%
Five Year	2.06%	1.82%	2.10%
Ten Year	2.55%	2.33%	3.45%
Since Inception	5.17%	4.96%	5.77%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2015 Prospectus, as amended on June 01, 2015)(1)	1.07%	1.32%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2005 to December 31, 2015, with all dividends and capital gains reinvested, with the MSCI EAFE Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

INTERNATIONAL EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2015

	Shares	Value
FOREIGN COMMON STOCKS — 99.4%
Australia — 1.7%
Amcor, Ltd.	35,285	$342,801
Ansell, Ltd.	10,998	170,438
Asciano, Ltd.	22,350	142,094
ASX, Ltd.	2,303	70,853
Aurizon Holdings, Ltd.	130,334	413,757
Australia & New Zealand Banking Group, Ltd.	76,884	1,551,499
Bendigo and Adelaide Bank, Ltd.	38,450	332,586
BHP Billiton, Ltd.	58,894	757,938
Boral, Ltd.	122,396	523,309
CIMIC Group, Ltd.	64,424	1,130,109
Coca-Cola Amatil, Ltd.	28,264	190,582
Cochlear, Ltd.	1,868	129,268
Computershare, Ltd.	5,607	47,180
CSL, Ltd.	6,536	498,301
Dexus Property Group REIT	12,849	69,695
Flight Centre Travel Group, Ltd.	27,754	800,443
Goodman Group REIT	30,218	136,931
GPT Group (The) REIT	23,870	82,666
GPT Group (The) REIT +@	63,198	—
Iluka Resources, Ltd.	31,420	138,984
Lend Lease Group	245,251	2,530,383
Macquarie Group, Ltd.	28,478	1,703,634
Mirvac Group REIT	43,401	62,130
National Australia Bank, Ltd.	47,040	1,026,496
Qantas Airways, Ltd.*	876,633	2,598,395
QBE Insurance Group, Ltd.	429,508	3,906,441
Rio Tinto, Ltd.	8,019	259,330
Scentre Group REIT	93,514	283,641
Sonic Healthcare, Ltd.	55,999	725,026
Stockland REIT	41,895	124,364
Suncorp Group, Ltd.	37,052	325,316
Telstra Corporation, Ltd.	81,376	330,687
Vicinity Centres REIT	52,801	107,116
Westfield Corporation REIT	35,358	243,260
WorleyParsons, Ltd.	32,343	108,496

		21,864,149

Austria — 0.4%
Erste Group Bank AG*	178,540	5,586,559

Belgium — 0.4%
Ageas	17,128	794,981
bpost SA	46,543	1,142,049
Delhaize Group	1,867	181,710
Groupe Bruxelles Lambert SA	415	35,511
KBC Groep NV	15,574	973,788
Proximus	77,055	2,507,454

		5,635,493

Bermuda — 0.5%
Cheung Kong Infrastructure Holdings, Ltd.	11,000	101,628
Credicorp, Ltd.	25,326	2,464,726
Jardine Matheson Holdings, Ltd.	54,200	2,624,773
Kerry Properties, Ltd.	179,000	487,125
Li & Fung, Ltd.	584,000	394,951
NWS Holdings, Ltd.	19,000	28,362
Yue Yuen Industrial Holdings, Ltd.	207,000	701,217

		6,802,782

	Shares	Value
Brazil — 0.4%
Embraer SA ADRΔ	166,400	$4,915,456

Canada — 0.6%
Canadian National Railway Co.Δ	131,449	7,345,370

China — 3.6%
Alibaba Group Holding, Ltd. ADRΔ*	118,339	9,617,411
Baidu, Inc. ADRΔ*	82,729	15,639,090
Ctrip.com International, Ltd. ADRΔ*	15,021	695,923
JD.com, Inc. ADR*	43,100	1,390,621
New Oriental Education & Technology Group, Inc. ADR*	110,200	3,456,974
Tencent Holdings, Ltd.	769,700	15,070,715

		45,870,734

Denmark — 2.0%
AP Moeller—Maersk A/S Class B	53	69,128
Chr. Hansen Holding A/S	38,538	2,410,567
Danske Bank A/S	273,095	7,327,768
DSV A/S	1,937	76,247
Genmab A/S*	13,807	1,835,834
ISS A/S	75,310	2,714,680
Novozymes A/S, B Shares	66,918	3,203,960
Pandora A/S	34,328	4,328,207
TDC A/S	357,325	1,779,137
Vestas Wind Systems A/S	18,982	1,325,680

		25,071,208

Finland — 0.3%
Amer Sports OYJ	5,571	162,651
Cargotec OYJ, B Shares	2,331	86,958
Elisa OYJ	4,664	175,483
Kesko OYJ, B Shares	19,401	680,047
Nokia OYJ	32,553	230,298
Orion OYJ, Class B	23,535	814,275
Stora Enso OYJ, R Shares	57,238	517,557
UPM-Kymmene OYJ	71,612	1,329,507

		3,996,776

France — 7.6%
Air France-KLM*	29,731	226,324
Alcatel-Lucent*	50,486	199,457
Atos SE	809	67,918
AXA SA	43,802	1,196,833
Cap Gemini SA	25,659	2,380,799
Casino Guichard Perrachon SAΔ	14,627	671,978
Christian Dior SE	25,012	4,248,621
Cie de St-Gobain	166,177	7,201,365
Cie Generale des Etablissements Michelin	11,140	1,060,340
Danone SA	95,711	6,467,561
Eiffage SA	4,060	262,392
Engie	243,187	4,307,647
Essilor International SA	13,443	1,675,490
Faurecia	31,073	1,245,094
Kering	25,482	4,356,808
Klepierre REIT	4,327	192,335
Lagardere SCA	70,693	2,109,592
L’Oreal SA	33,692	5,667,188
Natixis SA*	14,692	83,114
Numericable-SFR SAS*	2,671	97,032

212	See Notes to Financial Statements.

	Shares	Value
Orange SA*	86,261	$1,442,786
Peugeot SA*	272,206	4,771,503
Renault SA	792	79,276
Safran SA	4,000	274,812
Sanofi	252,316	21,502,929
Schneider Electric SE	119,719	6,800,548
SCOR SE	13,764	515,020
Societe BIC SA	11,429	1,880,709
Societe Generale SA	124,385	5,731,958
Societe Television Francaise 1	21,767	241,698
Suez Environnement Co.	18,627	348,389
Technip SA	50,100	2,491,500
Thales SA	3,330	249,251
TOTAL SA	7,670	343,859
Unibail-Rodamco SE REIT	1,666	423,052
Valeo SA	17,390	2,681,112
Vallourec SAΔ	115,629	1,076,485
Veolia Environnement SA	30,314	719,227
Vinci SA	9,965	638,708
Vivendi SA	33,975	729,687

		96,660,397

Germany — 8.1%
AIXTRON SEΔ*	123,245	546,738
Allianz SE	41,694	7,349,776
Aurubis AG	18,383	930,849
BASF SE	34,785	2,649,868
Beiersdorf AG	74,887	6,806,619
Continental AG	1,857	449,229
Daimler AGΔ	109,382	9,139,353
Deutsche Bank AG	19,649	477,172
Deutsche Boerse AG	87,264	7,670,650
Deutsche Lufthansa AG*	209,191	3,294,999
Deutsche Telekom AG	421,077	7,562,857
E.ON SE	34,343	329,764
Freenet AG	75,295	2,540,832
Fresenius Medical Care AG & Co. KGaA	35,828	3,010,807
Fresenius SE & Co. KGaA	5,433	387,007
Hannover Rueck SE	6,895	787,341
HeidelbergCement AG	1,750	142,621
HOCHTIEF AG	6,614	613,435
K+S AG	30,853	786,482
KION Group AG*	12,114	600,709
Linde AG	36,704	5,302,232
MorphoSys AGΔ*	20,344	1,265,905
Muenchener Rueckversicherungs- Gesellschaft AG	17,544	3,495,435
OSRAM Licht AG	48,258	2,016,181
ProSiebenSat.1 Media SE	51,698	2,608,246
Rheinmetall AG	10,207	678,482
RHOEN KLINIKUM AG	17,893	536,770
Rocket Internet SE 144AΔ*	61,162	1,863,223
RWE AGΔ	395,427	4,985,327
Salzgitter AG	7,970	194,766
SAP SE	226,610	17,982,321
Siemens AG*	1,016	98,294
Software AG	11,114	316,770
STADA Arzneimittel AG	14,964	603,433
Suedzucker AG	12,791	253,524
Talanx AG	6,850	210,670
United Internet AG	1,389	76,366
Vonovia SE	8,154	251,904

	Shares	Value
Zalando SE 144A*	114,654	$4,535,472

		103,352,429

Hong Kong — 2.4%
AIA Group, Ltd.	2,734,800	16,340,658
ASM Pacific Technology, Ltd.	3,100	24,203
Cheung Kong Property Holdings, Ltd.	49,500	320,215
China Mobile, Ltd.	429,000	4,828,869
CLP Holdings, Ltd.	36,000	305,136
Global Brands Group Holding, Ltd.*	4,456,924	844,004
Guangdong Investment, Ltd.	1,466,700	2,071,315
Hong Kong & China Gas Co., Ltd.	133,000	260,286
Hong Kong Exchanges and Clearing, Ltd.	116,607	2,970,539
Link REIT	41,000	244,437
New World Development Co., Ltd.	421,000	413,396
PCCW, Ltd.	62,000	36,243
Power Assets Holdings, Ltd.	26,500	242,940
Sino Land Co., Ltd.	428,000	623,492
Sun Hung Kai Properties, Ltd.	33,000	396,646
Swire Pacific, Ltd. Class A	12,000	134,041
WH Group, Ltd. 144A*	646,500	359,823
Wharf Holdings, Ltd. (The)	40,000	220,539
Wheelock & Co., Ltd.	39,000	163,651

		30,800,433

India — 0.4%
Housing Development Finance Corporation, Ltd.	169,909	3,231,642
Tata Consultancy Services, Ltd.	59,461	2,185,999

		5,417,641

Indonesia — 0.1%
PT Telekomunikasi Indonesia Persero Tbk	4,812,900	1,077,980

Ireland — 0.9%
Bank of Ireland*	6,962,114	2,569,960
CRH PLC	253,351	7,334,990
DCC PLC	4,864	406,351
James Hardie Industries PLC	141,869	1,788,671

		12,099,972

Italy — 2.4%
A2A SpA	1,574,176	2,131,533
Autogrill SpA*	49,521	471,954
Banca Generali SpA	3,521	110,757
Banca Popolare di Milano Scarl	1,229,267	1,217,548
Banco Popolare SC*	77,226	1,064,205
Eni SpA	820,201	12,186,775
EXOR SpA	67,927	3,082,999
FinecoBank Banca Fineco SpA	114,621	942,523
Finmeccanica SpA*	194,302	2,701,640
Intesa Sanpaolo SpA	244,138	810,787
Mediaset SpA	72,347	299,800
Mediobanca SpA	21,415	205,286
Prysmian SpA	44,684	976,312
Recordati SpA	15,964	416,516
UniCredit SpA	683,183	3,777,128
Unipol Gruppo Finanziario SpA	35,002	180,037

See Notes to Financial Statements.	213

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
UnipolSai SpA	127,476	$324,314

		30,900,114

Japan — 16.5%
Ajinomoto Co., Inc.	21,000	497,190
Alfresa Holdings Corporation	5,100	100,726
Alps Electric Co., Ltd.	29,200	791,846
Astellas Pharma, Inc.	163,700	2,330,395
Bandai Namco Holdings, Inc.	69,200	1,461,997
Brother Industries, Ltd.	12,700	145,895
Canon, Inc.Δ	462,950	14,004,252
Central Japan Railway Co.	4,100	727,889
Chiba Bank, Ltd. (The)	30,000	212,887
Chubu Electric Power Co., Inc.	28,700	393,010
COOKPAD, Inc.Δ	20,100	426,691
Daicel Corporation	27,100	403,300
Daiichi Sankyo Co., Ltd.	23,900	493,289
Daito Trust Construction Co., Ltd.	1,000	115,510
Daiwa House Industry Co., Ltd.	9,100	261,592
Daiwa Securities Group, Inc.	11,000	67,251
DeNA Co., Ltd.	70,000	1,094,544
Denso Corporation	197,500	9,437,636
Don Quijote Holdings Co., Ltd.	43,300	1,520,641
Ezaki Glico Co., Ltd.	3,400	183,681
Fuji Electric Co., Ltd.	1,373,000	5,758,183
Fuji Heavy Industries, Ltd.	56,500	2,327,590
FUJIFILM Holdings Corporation	38,100	1,590,008
Fujitsu, Ltd.	87,000	434,228
Fukuoka Financial Group, Inc.	115,000	570,241
Gunma Bank, Ltd. (The)	12,000	69,771
Hachijuni Bank, Ltd. (The)	35,000	214,200
Haseko Corporation	111,500	1,232,785
Hitachi High-Technologies Corporation	15,200	411,055
Hitachi, Ltd.	843,000	4,776,755
Hokuhoku Financial Group, Inc.	170,000	346,552
Honda Motor Co., Ltd.	487,500	15,581,250
Hoya Corporation	274,400	11,220,925
IHI Corporation	1,265,000	3,492,031
Inpex Corporation	436,800	4,258,325
Isetan Mitsukoshi Holdings, Ltd.	31,700	413,401
Isuzu Motors, Ltd.	40,750	438,985
J. Front Retailing Co., Ltd.	38,100	553,883
Japan Airlines Co., Ltd.	75,700	2,709,523
Japan Real Estate Investment Corporation REIT	13	63,086
Japan Retail Fund Investment Corporation REIT	18	34,630
JSR Corporation	4,500	70,130
JTEKT Corporation	29,100	476,311
Kajima Corporation	16,000	95,223
Kaken Pharmaceutical Co., Ltd.	26,200	1,790,328
Kamigumi Co., Ltd.	8,000	68,878
Kao Corporation	68,700	3,530,407
KDDI Corporation	14,100	366,180
Kewpie Corporation	8,400	207,495
Kobe Steel, Ltd.	507,000	550,864
Koito Manufacturing Co., Ltd.	14,800	606,910

	Shares	Value
Konami Corporation	9,500	$226,143
Konica Minolta, Inc.	160,500	1,607,437
Kose Corporation	8,900	822,902
Kyowa Hakko Kirin Co., Ltd.	5,000	78,673
M3, Inc.Δ	208,500	4,323,077
Mabuchi Motor Co., Ltd.	41,300	2,238,250
Mazda Motor Corporation	6,600	136,189
Medipal Holdings Corporation	32,300	550,521
MEIJI Holdings Co., Ltd.	17,800	1,470,274
Mitsubishi Electric Corporation	69,800	732,680
Mitsubishi Estate Co., Ltd.	22,000	457,453
Mitsubishi Motors Corporation	51,000	431,487
Mitsubishi Tanabe Pharma Corporation	24,400	420,379
Mitsubishi UFJ Financial Group, Inc.	189,600	1,174,430
Mitsui Chemicals, Inc.	32,000	141,920
Mitsui Fudosan Co., Ltd.	16,000	401,566
Mixi, Inc.	46,300	1,731,778
MS&AD Insurance Group Holdings, Inc.	61,800	1,812,265
Murata Manufacturing Co., Ltd.	5,300	762,571
Nexon Co., Ltd.	110,900	1,804,092
NHK Spring Co., Ltd.	55,100	552,448
Nintendo Co., Ltd.	4,600	632,547
Nippon Building Fund, Inc. REIT	15	71,678
Nippon Express Co., Ltd.	243,000	1,141,912
Nippon Telegraph & Telephone Corporation	12,600	501,456
Nippon Yusen KK	71,800	174,021
Nitto Denko Corporation	8,000	584,045
NOK Corporation	44,200	1,032,550
Nomura Holdings, Inc.	66,100	368,181
NTN Corporation	93,000	392,150
NTT DOCOMO, Inc.	180,700	3,706,446
Olympus Corporation	15,300	602,341
ORIX Corporation	116,200	1,630,107
Otsuka Corporation	5,300	260,356
Otsuka Holdings Co., Ltd.	23,000	817,166
Pola Orbis Holdings, Inc.	4,700	309,770
Rakuten, Inc.	529,400	6,097,500
Resona Holdings, Inc.	60,200	292,345
Rohm Co., Ltd.	11,400	577,420
Ryohin Keikaku Co., Ltd.	900	182,260
Santen Pharmaceutical Co., Ltd.	11,600	190,976
SBI Holdings, Inc.	128,000	1,381,235
Secom Co., Ltd.	117,700	7,976,501
Seiko Epson Corporation	24,600	378,819
Sekisui House, Ltd.	7,300	122,740
Shimadzu Corporation	31,000	518,938
Shimamura Co., Ltd.	2,100	245,929
Shionogi & Co., Ltd.	57,000	2,578,123
SMC Corporation	18,700	4,857,024
SoftBank Group Corporation	179,700	9,069,532
Sojitz Corporation	267,300	560,950
Sompo Japan Nipponkoa Holdings, Inc.	31,900	1,047,427
Sony Corporation	41,000	1,007,649
Sumitomo Chemical Co., Ltd.	143,000	821,263
Sumitomo Corporation	412,800	4,208,633
Sumitomo Heavy Industries, Ltd.	226,000	1,013,126
Sumitomo Mitsui Financial Group, Inc.	42,100	1,588,898

214	See Notes to Financial Statements.

	Shares	Value
Sumitomo Osaka Cement Co., Ltd.	407,000	$1,492,665
Sumitomo Realty & Development Co., Ltd.	6,000	171,256
Sumitomo Rubber Industries, Inc.	9,600	124,832
Suzuken Co., Ltd.	9,900	376,222
Sysmex Corporation	1,400	89,803
T&D Holdings, Inc.	13,400	176,793
Takashimaya Co., Ltd.	47,000	423,258
Takeda Pharmaceutical Co., Ltd.	201,500	10,046,683
TDK Corporation	19,000	1,216,835
Teijin, Ltd.	186,000	633,863
Terumo Corporation	7,700	238,649
Tokio Marine Holdings, Inc.	191,700	7,404,341
Tokyo Electric Power Co., Inc.*	332,900	1,916,924
Tokyo Electron, Ltd.	48,800	2,956,540
Tosoh Corporation	67,000	344,649
Toyota Motor Corporation	2,660	163,800
Trend Micro, Inc.	75,400	3,059,516
West Japan Railway Co.	8,900	615,195
Yamaha Corporation	21,500	519,319
Yamazaki Baking Co., Ltd.	18,000	404,744

		210,124,791

Jersey — 0.9%
Glencore PLC*	281,681	373,266
Randgold Resources, Ltd.	1,392	85,757
Shire PLC	17,790	1,220,533
Wolseley PLC	44,645	2,424,814
WPP PLC	292,908	6,737,447

		10,841,817

Netherlands — 6.1%
Aegon NVΔ	554,390	3,135,348
Airbus Group SEΔ	104,597	7,048,556
Akzo Nobel NV	2,782	185,891
ASML Holding NV	42,317	3,759,949
Boskalis Westminster	8,814	359,544
CNH Industrial NVΔ	645,051	4,416,782
Delta Lloyd NVΔ	187,713	1,106,562
Fiat Chrysler Automobiles NVΔ*	1,055,697	14,661,447
ING Groep NV CVA	1,140,623	15,432,753
Koninklijke Ahold NV	493,557	10,410,873
Koninklijke Philips NV	182,861	4,667,418
NN Group NV	17,631	622,076
Randstad Holding NV	166,966	10,397,265
TNT Express NV	8,789	74,345
Unilever NV CVA	8,357	364,234
Wolters Kluwer NV	47,417	1,592,439

		78,235,482

New Zealand — 0.1%
Spark New Zealand, Ltd.	292,942	661,511

Nigeria — 0.0%
Afriland Properties PLC REIT+*	331,249	—

Norway — 0.7%
Marine Harvest ASA*	65,874	886,323
Orkla ASA	517,563	4,083,015
Schibsted ASA Class A	42,591	1,400,249
Schibsted ASA, B Shares*	45,543	1,451,445

	Shares	Value
Yara International ASA	35,347	$1,520,213

		9,341,245

Portugal — 0.1%
Jeronimo Martins SGPS SA	107,816	1,402,951
NOS SGPS SA	44,789	352,398

		1,755,349

Russia — 0.2%
Magnit PJSC GDR	47,234	1,899,751

Singapore — 2.3%
Ascendas Real Estate Investment Trust REIT	27,200	43,592
CapitaLand Commercial Trust, Ltd. REIT	34,500	32,733
CapitaLand Mall Trust REIT	46,300	62,824
CapitaLand, Ltd.	85,300	200,497
ComfortDelGro Corporation, Ltd.	52,200	111,774
DBS Group Holdings, Ltd.	314,200	3,682,268
Global Logistic Properties, Ltd.	83,200	125,645
Jardine Cycle & Carriage, Ltd.	201,400	4,923,666
Sembcorp Industries, Ltd.	1,171,000	2,510,015
Singapore Airlines, Ltd.	29,100	229,293
Singapore Exchange, Ltd.	13,600	73,554
Singapore Technologies Engineering, Ltd.	23,600	49,888
Singapore Telecom-munications, Ltd.	2,092,200	5,394,246
Suntec Real Estate Investment Trust REIT	40,500	44,107
United Overseas Bank, Ltd.	856,225	11,804,616
UOL Group, Ltd.	25,586	112,135

		29,400,853

South Korea — 1.0%
Celltrion, Inc.*	41,163	2,936,743
Hankook Tire Co., Ltd.*	61,668	2,459,676
NAVER Corporation*	6,801	3,792,506
Shinhan Financial Group Co., Ltd.*	117,586	3,949,920

		13,138,845

Spain — 5.8%
Abengoa SA, B Shares	1,032,478	218,800
ACS Actividades de Construccion y Servicios SA	32,719	957,281
Amadeus IT Holding SA, A Shares	162,637	7,168,207
Banco Bilbao Vizcaya Argentaria SA	85,125	621,994
Banco de Sabadell SA	2,338,800	4,145,057
Banco Popular Espanol SAΔ	1,453,006	4,787,514
Banco Santander SA	1,957,057	9,627,541
Distribuidora Internacional de Alimentacion SA*	271,667	1,602,326
Ebro Foods SA	255,008	5,016,242
Endesa SA	64,157	1,288,898
Gamesa Corporacion Tecnologica SA	115,741	1,981,492
Iberdrola SA	1,698,013	12,037,232
Industria de Diseno Textil SA	428,419	14,718,040
International Consolidated Airlines Group	172,401	1,550,079
Mediaset Espana Comunicacion SA*	51,545	560,803

See Notes to Financial Statements.	215

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Repsol SA	5,941	$65,407
Telefonica SAΔ*	656,275	7,280,706

		73,627,619

Sweden — 3.9%
Alfa Laval AB	121,936	2,226,071
Atlas Copco AB, A Shares	281,737	6,909,545
BillerudKorsnas AB	34,154	632,075
Boliden AB	82,290	1,378,703
Electrolux AB, Series B	68,858	1,661,365
Elekta AB, B Shares	228,120	1,938,303
Hennes & Mauritz AB, B Shares	173,191	6,160,454
Hexpol AB	44,700	479,284
Investment AB Kinnevik, B Shares	197,222	6,074,691
Investor AB, B Shares	3,071	112,860
NCC AB, B Shares	2,720	84,383
Skanska AB, B Shares	37,287	723,129
Svenska Cellulosa AB SCA Class B	113,715	3,295,474
Svenska Handelsbanken AB, A Shares	337,607	4,483,922
Tele2 AB, B Shares	94,351	940,914
Telefonaktiebolaget LM Ericsson, B Shares	418,345	4,033,392
TeliaSonera AB	1,674,953	8,317,623

		49,452,188

Switzerland — 10.2%
ABB, Ltd.*	691,028	12,333,202
ABB, Ltd. ADRΔ*	77,500	1,374,075
Actelion, Ltd.*	1,878	260,936
Adecco SA*	17,548	1,201,033
Baloise Holding AG	3,839	486,549
Cie Financiere Richemont SAΔ	62,719	4,488,983
Coca-Cola HBC AG*	6,141	130,778
Credit Suisse Group AG*	228,014	4,911,869
Galenica AG	1,031	1,613,051
GAM Holding AG*	16,379	271,115
Helvetia Holding AG	4,060	2,287,033
Julius Baer Group, Ltd.*	2,768	133,908
Lonza Group AG*	15,528	2,525,395
Nestle SA	231,445	17,181,378
Novartis AG	239,765	20,624,412
OC Oerlikon Corporation AG*	258,860	2,304,226
Roche Holding AG	67,447	18,690,131
Swiss Life Holding AG*	25,237	6,797,582
Swiss Re AG*	24,435	2,386,476
Syngenta AG	39,127	15,314,430
UBS Group AG*	373,283	7,241,493
Zurich Insurance Group AG*	32,078	8,240,839

		130,798,894

Taiwan — 1.1%
Taiwan Semiconductor Manufacturing Co., Ltd. ADRΔ	487,023	11,079,773
Teco Electric and Machinery Co., Ltd.	2,918,500	2,325,551

		13,405,324

	Shares	Value
Thailand — 0.3%
Bangkok Bank PCL	166,500	$710,974
Charoen Pokphand Foods PCL	4,879,100	2,481,243

		3,192,217

Turkey — 0.2%
BIM Birlesik Magazalar AS	148,297	2,610,344
Türkiye Garanti Bankasi AS	—	1
Yapi ve Kredi Bankasi AS	1	1

		2,610,346

United Kingdom — 17.4%
3i Group PLC	34,312	243,061
Aggreko PLC	166,340	2,239,235
Amec Foster Wheeler PLC	444,158	2,803,835
ARM Holdings PLC	472,909	7,208,136
AstraZeneca PLC	79,808	5,390,852
Aviva PLC	83,758	635,767
BAE Systems PLC	146,860	1,081,266
Barclays PLC	201,026	647,060
Barratt Developments PLC	47,811	440,567
Berkeley Group Holdings PLC	49,418	2,686,553
BG Group PLC	523,643	7,590,691
BP PLC	2,351,129	12,218,151
BP PLC ADR	72,500	2,266,350
British Land Co. PLC (The) REIT	18,907	218,772
Britvic PLC	6,566	70,350
BT Group PLC	351,297	2,439,272
Close Brothers Group PLC	5,093	100,432
Compass Group PLC	751,194	13,016,937
Dairy Crest Group PLCΔ	640,153	6,406,786
Dialog Semiconductor PLC*	13,083	436,564
DS Smith PLC	1,631,616	9,544,305
G4S PLC	1,849,548	6,143,847
GKN PLC	197,336	895,490
GlaxoSmithKline PLC	818,820	16,536,860
Hammerson PLC REIT	15,352	135,718
Hikma Pharmaceuticals PLC	2,765	93,733
Howden Joinery Group PLC	37,643	291,661
HSBC Holdings PLC	991,675	7,828,544
ICAP PLC	9,687	72,712
Inchcape PLC	114,021	1,315,546
Intermediate Capital Group PLC	131,408	1,211,398
Intu Properties PLC REIT	18,465	86,268
Investec PLC	31,016	218,695
ITV PLC	623,301	2,537,693
John Wood Group PLC	20,744	186,826
Just Eat PLC*	38,508	279,607
Kingfisher PLC	1,858,236	9,000,391
Land Securities Group PLC REIT	15,437	267,602
Lloyds Banking Group PLC	2,911,636	3,132,925
London Stock Exchange Group PLC	5,849	236,641
Man Strategic Holdings PLC	1,496,863	3,850,716
Mondi PLC	79,732	1,562,815
National Grid PLC	1,140,726	15,732,517
Ocado Group PLCΔ*	302,908	1,353,319
Pearson PLC	335,221	3,623,913
Persimmon PLC*	99,497	2,968,346
Prudential PLC	297,333	6,698,802
Reckitt Benckiser Group PLC	16,774	1,552,046

216	See Notes to Financial Statements.

	Shares	Value
RELX PLC	20,897	$368,540
Rexam PLC	12,257	109,327
Rolls-Royce Holdings PLC+*	130,903,430	192,979
Rolls-Royce Holdings PLC *	1,457,011	12,341,573
Royal Dutch Shell PLC, A SharesΔ	314,941	7,173,626
Royal Dutch Shell PLC, B Shares	41,902	954,991
Royal Mail PLC	41,496	271,795
RSA Insurance Group PLC	19,189	120,438
Sage Group PLC (The)	86,075	764,787
Segro PLC REIT	14,592	92,346
Sky PLC	360,716	5,913,164
Standard Chartered PLC	247,211	2,051,160
Tate & Lyle PLC	20,521	180,757
Taylor Wimpey PLC	1,123,368	3,358,176
Tesco PLC*	3,135,727	6,890,100
Thomas Cook Group PLC*	42,293	75,464
Travis Perkins PLC	76,727	2,225,900
Unilever PLC	241,382	10,353,458
Vodafone Group PLC	1,144,428	3,711,136

		222,649,290

United States of America — 0.8%
Joy Global, Inc.Δ	19,800	249,678
MercadoLibre, Inc.Δ	27,573	3,152,697
Yum! Brands, Inc.	85,985	6,281,204

		9,683,579

Total Foreign Common Stocks (Cost $1,276,398,756)		1,268,216,594

FOREIGN PREFERRED STOCK — 0.0%
Germany — 0.0%
Porsche Automobil Holding SE
2.01%, 05/14/15 (Cost $625,146)	6,053	325,759

RIGHTS — 0.0%
Ascendas Real Estate+
(Cost $0)	1,020	—

WARRANT — 0.0%
Sun Hung Kai Properties, Ltd.*
(Cost $0)	1	—

MONEY MARKET FUNDS — 12.6%
GuideStone Money Market Fund (Investor Class)¥	68,102,593	68,102,593
Northern Institutional Liquid Assets Portfolio§	93,208,109	93,208,109

Total Money Market Funds (Cost $161,310,702)		161,310,702

TOTAL INVESTMENTS — 112.0% (Cost $1,438,334,604)		1,429,853,055

FOREIGN COMMON STOCKS SOLD SHORT — (5.2)%
Australia — (0.4)%
ALS, Ltd.	(141,605)	(385,374)
Alumina, Ltd.	(1,129,592)	(942,689)
Newcrest Mining, Ltd.*	(103,073)	(975,297)
REA Group, Ltd.	(23,737)	(944,445)
Seek, Ltd.	(105,661)	(1,176,021)
Sydney Airport	(35,518)	(163,465)
TPG Telecom, Ltd.	(13,280)	(95,080)

	Shares	Value
Transurban Group	(46,106)	$(349,480)
Transurban Group +*	(2,488)	(18,929)

		(5,050,780)

Finland — (0.1)%
Neste Oil OYJ	(10,846)	(323,710)
Nokian Renkaat OYJ	(19,994)	(713,815)
Outokumpu OYJ*	(114,926)	(336,666)

		(1,374,191)

France — (0.6)%
Bollore SA	(385,854)	(1,797,948)
Casino Guichard Perrachon SA	(9,724)	(446,730)
Edenred	(96,128)	(1,817,123)
Electricite de France SA	(74,082)	(1,091,047)
Groupe Eurotunnel SE	(8,717)	(108,450)
Kering	(3,801)	(649,879)
Plastic Omnium SA	(4,413)	(140,276)
Technip SA	(18,834)	(936,625)
Vallourec SA	(68,870)	(641,167)
Zodiac Aerospace*	(4,299)	(102,361)

		(7,731,606)

Germany — (0.2)%
Adidas AG	(1,207)	(117,151)
Bilfinger SE	(22,485)	(1,056,678)
Fraport AG Frankfurt Airport Services Worldwide	(3,373)	(215,105)
MAN SE	(1,105)	(111,044)
RWE AG	(52,571)	(662,786)
Telefonica Deutschland Holding AG	(63,311)	(333,947)

		(2,496,711)

Ireland — 0.0%
James Hardie Industries PLC	(19,437)	(245,060)

Italy — (0.3)%
Atlantia SpA	(12,157)	(321,657)
Banca Mediolanum SpA	(19,429)	(154,347)
Enel Green Power SpA	(235,852)	(479,388)
Saipem SpA*	(130,223)	(1,052,568)
Salvatore Ferragamo SpA	(85,314)	(1,999,611)

		(4,007,571)

Japan — (1.3)%
Acom Co., Ltd.*	(130,100)	(612,643)
AEON Financial Service Co., Ltd.	(36,900)	(824,299)
Chugoku Electric Power Co., Inc. (The)	(16,700)	(220,496)
Denso Corporation	(2,400)	(114,685)
Electric Power Development Co., Ltd.	(10,700)	(381,098)
Honda Motor Co., Ltd.	(6,700)	(214,142)
Idemitsu Kosan Co., Ltd.	(11,600)	(185,219)
IHI Corporation	(124,000)	(342,302)
Inpex Corporation	(41,900)	(408,479)
Japan Airport Terminal Co., Ltd.	(9,900)	(438,264)
Kakaku.com, Inc.	(71,100)	(1,398,509)
Keikyu Corporation	(16,000)	(132,212)
Kyushu Electric Power Co., Inc.*	(245,700)	(2,677,911)
LIXIL Group Corporation	(12,400)	(275,400)
Marubeni Corporation	(89,400)	(459,614)

See Notes to Financial Statements.	217

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Mitsubishi Logistics Corporation	(7,000)	$(92,233)
Mitsui & Co., Ltd.	(7,400)	(87,927)
Nagoya Railroad Co., Ltd.	(31,000)	(129,025)
NGK Spark Plug Co., Ltd.	(14,500)	(381,763)
Nikon Corporation	(40,700)	(545,114)
Nippon Paint Holdings Co., Ltd.	(35,100)	(849,492)
Nissin Foods Holdings Co., Ltd.	(3,800)	(201,642)
Ricoh Co., Ltd.	(128,700)	(1,325,199)
Rinnai Corporation	(15,000)	(1,329,052)
Seven Bank, Ltd.	(64,500)	(282,865)
Shikoku Electric Power Co., Inc.	(41,000)	(640,472)
Stanley Electric Co., Ltd.	(4,200)	(92,138)
Sumitomo Corporation	(37,900)	(386,403)
Toyota Tsusho Corporation	(7,000)	(163,750)
Yakult Honsha Co., Ltd.	(5,400)	(264,301)
Yaskawa Electric Corporation	(70,400)	(957,911)

		(16,414,560)

Luxembourg — (0.3)%
ArcelorMittal	(208,174)	(878,333)
Millicom International Cellular SA	(13,493)	(774,230)
Tenaris SA	(208,030)	(2,463,369)

		(4,115,932)

Netherlands — (0.4)%
CNH Industrial NV	(132,303)	(906,141)
Delta Lloyd NV	(49,546)	(292,072)
Fugro NV*	(15,428)	(253,052)
Gemalto NV	(5,220)	(313,212)
Koninklijke Vopak NV	(25,164)	(1,083,689)
OCI NV*	(4,460)	(110,125)
Qiagen NV*	(4,376)	(118,609)
SBM Offshore NV*	(155,097)	(1,959,310)

		(5,036,210)

Norway — (0.3)%
Schibsted ASA Class A	(54,630)	(1,796,050)
Schibsted ASA, B Shares*	(47,540)	(1,515,089)

		(3,311,139)

Portugal — 0.0%
Banco Comercial Portugues SA*	(5,368,850)	(284,514)

Spain — (0.3)%
Abertis Infraestructuras SA	(32,412)	(506,907)
Aena SA 144A*	(13,353)	(1,529,049)
Applus Services SA	(16,339)	(147,854)

	Shares	Value
Atresmedia Corporation de Medios de Comunicacion SA	(20,514)	$(218,519)
CaixaBank SA	(57,801)	(201,184)
Cellnex Telecom SAU 144A	(22,121)	(413,598)
Zardoya Otis SA	(83,618)	(977,954)

		(3,995,065)

Sweden — (0.1)%
Alfa Laval AB	(20,144)	(367,750)
Meda AB, A Shares	(17,320)	(218,351)
Modern Times Group MTG AB, B Shares	(2,545)	(64,984)

		(651,085)

Switzerland — (0.2)%
Aryzta AG*	(5,121)	(259,065)
Barry Callebaut AG*	(322)	(349,763)
Cie Financiere Richemont SA	(14,972)	(1,071,590)
Dufry AG*	(6,509)	(774,456)
Flughafen Zuerich AG	(95)	(71,280)
Swatch Group AG (The)	(1,126)	(391,020)

		(2,917,174)

United Kingdom — (0.7)%
Admiral Group PLC	(36,464)	(891,026)
Aggreko PLC	(28,123)	(378,586)
Anglo American PLC*	(122,517)	(537,511)
Antofagasta PLC	(222,637)	(1,531,486)
BTG PLC*	(37,762)	(382,642)
Drax Group PLC	(107,290)	(386,288)
Hargreaves Lansdown PLC	(94,809)	(2,104,832)
Intertek Group PLC	(1,807)	(73,919)
Ocado Group PLC*	(26,456)	(118,199)
Pennon Group PLC	(9,640)	(122,298)
Serco Group PLC*	(655,011)	(911,487)
Severn Trent PLC	(7,701)	(246,176)
Sports Direct International PLC*	(14,705)	(124,965)
St. James’s Place PLC	(10,640)	(157,704)
Standard Life PLC	(44,970)	(257,523)
Tesco PLC*	(66,990)	(147,196)

		(8,371,838)

Total Foreign Common Stocks Sold Short (Proceeds $(73,152,298))		(66,003,436)

Liabilities in Excess of Other Assets — (6.8)%		(87,144,196)

NET ASSETS — 100.0%		$1,276,705,423

Swap agreements outstanding at December 31, 2015:

Reference Obligation	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Total Return Swap
Bank of East Asia Ltd.	11/23/16	GS	HKD	1,084,770	$333	$—	$333
HKT Trust	11/23/16	GS	HKD	564,726	(1,777)	—	(1,777)

Total Swap agreement outstanding at December 31, 2015					$(1,444)	$—	$(1,444)

218	See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Foreign Common Stocks:
Australia	$ 21,864,149	$ —	$21,864,149	$—
Austria	5,586,559	—	5,586,559	—
Belgium	5,635,493	—	5,635,493	—
Bermuda	6,802,782	2,464,726	4,338,056	—
Brazil	4,915,456	4,915,456	—	—
Canada	7,345,370	7,345,370	—	—
China	45,870,734	30,800,019	15,070,715	—
Denmark	25,071,208	—	25,071,208	—
Finland	3,996,776	—	3,996,776	—
France	96,660,397	—	96,660,397	—
Germany	103,352,429	4,535,473	98,816,956	—
Hong Kong	30,800,433	—	30,800,433	—
India	5,417,641	—	5,417,641	—
Indonesia	1,077,980	—	1,077,980	—
Ireland	12,099,972	—	12,099,972	—
Italy	30,900,114	—	30,900,114	—
Japan	210,124,791	—	210,124,791	—
Jersey	10,841,817	—	10,841,817	—
Netherlands	78,235,482	16,680,031	61,555,451	—
New Zealand	661,511	—	661,511	—
Nigeria	—	—	—	—
Norway	9,341,245	1,451,445	7,889,800	—
Portugal	1,755,349	—	1,755,349	—
Russia	1,899,751	1,899,751	—	—
Singapore	29,400,853	—	29,400,853	—
South Korea	13,138,845	—	13,138,845	—
Spain	73,627,619	218,800	73,408,819	—
Sweden	49,452,188	—	49,452,188	—
Switzerland	130,798,894	1,374,075	129,424,819	—
Taiwan	13,405,324	11,079,773	2,325,551	—
Thailand	3,192,217	2,481,243	710,974	—
Turkey	2,610,346	—	2,610,346	—
United Kingdom	222,649,290	2,266,350	220,189,961	192,979
United States of America	9,683,579	9,683,579	—	—
Foreign Preferred Stock:
Germany	325,759	—	325,759	—
Money Market Funds	161,310,702	161,310,702	—	—
Warrant	—	—	—	—
Rights	—	—	—	—

Total Assets - Investments in Securities	$1,429,853,055	$258,506,793	$1,171,153,283	$192,979

Other Financial Instruments***
Forward Foreign Currency Contracts	$ 3,475,346	$ —	$3,475,346	$—
Futures Contracts	1,035,348	1,035,348	—	—

Total Assets - Other Financial Instruments	$ 4,510,694	$ 1,035,348	$3,475,346	$—

See Notes to Financial Statements.	219

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Foreign Common Stocks Sold Short:
Australia	$ (5,050,780)	$ —	$(5,050,780)	$—
Finland	(1,374,191)	—	(1,374,191)	—
France	(7,731,606)	—	(7,731,606)	—
Germany	(2,496,711)	—	(2,496,711)	—
Ireland	(245,060)	—	(245,060)	—
Italy	(4,007,571)	(154,347)	(3,853,224)	—
Japan	(16,414,560)	—	(16,414,560)	—
Luxembourg	(4,115,932)	—	(4,115,932)	—
Netherlands	(5,036,210)	—	(5,036,210)	—
Norway	(3,311,139)	(1,515,089)	(1,796,050)	—
Portugal	(284,514)	—	(284,514)	—
Spain	(3,995,065)	—	(3,995,065)	—
Sweden	(651,085)	—	(651,085)	—
Switzerland	(2,917,174)	—	(2,917,174)	—
United Kingdom	(8,371,838)	—	(8,371,838)	—

Total Liabilities - Investments in Securities	$(66,003,436)	$(1,669,436)	$(64,334,000)	$—

Other Financial Instruments***
Swap Agreements	(1,444)	—	(1,444)	—

Total Liabilities - Other Financial Instruments	$ (1,444)	$ —	$(1,444)	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

The Fund had securities that transferred from Level 1 to Level 2 of the fair value hierarchy as a result of foreign equities that were being valued based on quoted prices at December 31, 2014 that are now being fair valued. The value of the securities that were transferred to Level 2 as of December 31, 2015 is $14,722,944.

The Fund had securities that transferred from Level 2 to Level 1 of the fair value hierarchy as a result of foreign equities that were fair valued at December 31, 2014 that are now being valued based on quoted prices. The value of the securities that were transferred to Level 1 as of December 31, 2015 is $15,432,753.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ending December 31, 2015.

220	See Notes to Financial Statements.

Emerging Markets Equity Fund (Unaudited)

Emerging markets experienced a difficult year and continued to face the headwinds of slower Chinese growth, weak commodity prices and a strong U.S. dollar. The MSCI Emerging Markets Index (Net) posted a small gain of 0.66% in the fourth quarter but was down -14.92% for the year, making it the weakest period since 2011. The worst performance was experienced in countries such as Greece, Brazil and Columbia, while Russia and Hungary were among the few positive performing countries for the year. All sectors were negative and seven of the ten groups experienced double-digit declines for the one-year period. The materials and utilities sectors were the worst performers, while the technology and health care sectors were the stronger performing sectors for calendar year 2015.

The Emerging Markets Equity Fund is actively managed and invests mainly in a diversified portfolio of stocks of foreign companies of any market capitalization located in emerging markets. The Investor Class of the Fund underperformed its benchmark, the MSCI Emerging Markets Index (Net), for the one-year period ended December 31, 2015 (-19.14% versus -14.92%). On a country basis, security selection in Brazil and South Africa detracted from benchmark-relative performance, while underweight exposure and security selection to China positively impacted performance. On a sector basis, security selection to the materials, energy and consumer staples sectors detracted from benchmark-relative returns, while security selection to the financials sector was one of the few contributors to benchmark-relative returns during the one-year period.

Within the Fund, certain derivatives were utilized to express active views in currency and country selection. These derivative positions primarily included currency forward contracts, stock index futures and stock index future swaps. Overall, derivative exposure had a slight negative impact on Fund performance over the course of the year.

This Fund may be suitable to investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio with emerging market stocks. The Fund invests in emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Medium and small companies have limited product lines, markets and financial resources, and their stocks historically have been more volatile and less liquid than large company stocks. To the extent that the investment advisor misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives, and by its ability to select sub-advisers to allocate assets. Some derivatives may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns. It is possible to lose money by investing in the Fund.

At December 31, 2015, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

	%
Financial Services	28.4
Technology	26.1
Money Market Funds	12.6
Consumer Discretionary	10.4
Consumer Staples	8.7
Materials & Processing	6.2
Energy	3.5
Producer Durables	3.4
Healthcare	2.9
Foreign Preferred Stocks	2.1
Utilities	0.9
Rights	—	**

	105.2

** Rounds to less than 0.005%

Emerging Markets Equity Fund (Unaudited)

Average Annual Total Returns as of 12/31/15
	Institutional Class*	Investor Class*	Benchmark**
One Year	-18.93%	-19.14%	-14.92%
Since Inception	-12.02%	-12.22%	-9.36%
Inception Date	11/01/13	11/01/13
Total Fund Operating Expenses (May 1, 2015 Prospectus, as amended on June 01, 2015)(1)	1.30%	1.57%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund since November 1, 2013 (commencement of operations), with all dividends and capital gains reinvested, with the MSCI Emerging Markets Index.

* These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

EMERGING MARKETS EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2015

	Shares	Value
FOREIGN COMMON STOCKS — 90.5%
Argentina — 0.2%
Banco Macro SA ADR*	8,435	$490,242

Austria — 0.2%
Vienna Insurance Group AG Wiener Versicherung Gruppe	23,188	634,265

Bermuda — 1.2%
Credicorp, Ltd.Δ	18,687	1,818,619
GOME Electrical Appliances Holdings, Ltd.	4,615,000	765,013
Kosmos Energy, Ltd.*	84,300	438,360
Nine Dragons Paper Holdings, Ltd.	820,000	481,522

		3,503,514

Brazil — 3.3%
Banco Bradesco SA ADRΔ	92,925	446,969
Banco do Brasil SA	60,600	225,781
Banco Santander Brasil SA ADR Δ	244,404	950,732
BM&FBovespa SA	124,000	341,323
BRF SA	78,200	1,095,047
BTG Pactual Group	108,100	409,858
CCR SA	112,100	355,603
Cia Brasileira de Distribuicao ADRΔ	18,947	199,322
Cia Energetica de Minas Gerais ADRΔ	14,018	21,027
Itau Unibanco Holding SA ADR Class HΔ	187,567	1,221,061
JBS SA	524,000	1,635,741
Linx SA	28,000	313,529
Natura Cosmeticos SA	9,200	54,625
Odontoprev SA	104,000	248,417
Porto Seguro SA	11,800	85,870
Rumo Logistica Operadora Multimodal SA*	112,004	176,658
TOTVS SA	67,500	529,422
Tractebel Energia SA	93,000	787,253
Ultrapar Participacoes SA	50,400	770,093
Ultrapar Participacoes SA ADRΔ	7,704	117,486

		9,985,817

Canada — 0.5%
First Quantum Minerals, Ltd.	301,902	1,130,196
Platinum Group Metals, Ltd.*	432,000	60,880
Torex Gold Resources, Inc.Δ*	343,450	312,747

		1,503,823

Chile — 0.7%
Banco de Chile ADRΔ	3,452	205,083
Banco Santander Chile ADRΔ	28,952	510,713
Cencosud SA	94,285	188,288
Embotelladora Andina SA ADR Class BΔ	41,783	727,442
Enersis SA ADRΔ	35,984	437,206
Latam Airlines Group SA ADRΔ*	13,442	72,453

		2,141,185

China — 14.0%
AAC Technologies Holdings, Inc.	194,500	1,265,291
Air China, Ltd. Class H	1,010,000	792,140

	Shares	Value
Alibaba Group Holding, Ltd. ADRΔ*	41,878	$3,403,425
Anhui Conch Cement Co., Ltd. Class HΔ	1,299,500	3,473,665
ANTA Sports Products, Ltd.	332,000	907,643
AviChina Industry & Technology Co., Ltd. Class H	289,000	225,818
Baidu, Inc. ADRΔ*	5,042	953,140
Bank of China, Ltd. Class H	1,986,000	881,215
Bank of Communications Co., Ltd. Class H	1,088,000	762,990
China Cinda Asset Management Co., Ltd. Class H	2,122,000	781,021
China CITIC Bank Corporation, Ltd. Class H*	717,000	462,116
China Communications Construction Co., Ltd. Class H	158,426	160,519
China Communications Services Corporation, Ltd. Class H	78,000	29,177
China Construction Bank Corporation Class H	3,173,000	2,164,456
China Everbright Bank Co., Ltd. Class H	190,000	91,999
China Galaxy Securities Co., Ltd. Class H	41,000	37,262
China Life Insurance Co., Ltd. Class H	202,000	648,460
China Longyuan Power Group Corporation, Ltd. Class H	46,605	35,046
China Merchants Bank Co., Ltd. Class H	350,314	820,029
China Petroleum & Chemical Corporation Class H	164,000	98,486
China Shenhua Energy Co., Ltd. Class H	276,000	430,974
China Southern Airlines Co., Ltd. Class H	367,273	283,131
China Telecom Corporation, Ltd. Class H	192,000	89,562
China Vanke Co., Ltd. Class H+@	79,800	237,166
Chongqing Rural Commercial Bank Co., Ltd. Class H	513,000	308,118
Country Garden Holdings Co., Ltd.	121,000	49,315
Ctrip.com International, Ltd. ADRΔ*	5,294	245,271
Dalian Wanda Commercial Properties Co., Ltd. Class H 144A	36,100	209,525
Dongfeng Motor Group Co., Ltd. Class H	826,000	1,094,217
Evergrande Real Estate Group, Ltd.Δ	342,000	299,412
Fuyao Glass Industry Group Co., Ltd. Class H 144A*	271,600	652,308
Geely Automobile Holdings, Ltd.	3,225,000	1,704,114
Great Wall Motor Co., Ltd. Class H	297,500	343,620
Huadian Power International Corporation, Ltd. Class H	168,000	108,709
Industrial & Commercial Bankof China, Ltd. Class H	7,343,000	4,401,531
JD.com, Inc. ADRΔ*	6,331	204,270

See Notes to Financial Statements.	223

EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Kingsoft Corporation, Ltd.	85,000	$206,408
Longfor Properties Co., Ltd.	894,000	1,329,649
Mindray Medical International, Ltd. ADR	24,685	669,457
NetEase, Inc. ADR	1,447	262,254
People’s Insurance Co. Groupof China, Ltd. (The) Class H	1,910,000	929,931
PICC Property & Casualty Co., Ltd. Class H	432,000	852,559
Qinhuangdao Port Co., Ltd. Class H	550,000	258,683
Semiconductor Manufacturing International Corporation*	1,562,000	158,848
Sinopec Shanghai Petrochemical Co., Ltd. Class H*	542,000	214,364
Sinopharm Group Co., Ltd. Class H	218,000	870,305
Tencent Holdings, Ltd.	154,000	3,015,318
Tingyi Cayman Islands Holding CorporationΔ	1,594,000	2,264,565
Weichai Power Co., Ltd. Class H	626,000	689,388
Wumart Stores, Inc. Class H+*	496,000	394,117
Zhejiang Expressway Co., Ltd. Class H	136,000	162,499
Zhuzhou CSR Times Electric Co., Ltd. Class H	109,000	628,555

		41,562,041

Colombia — 0.3%
Bancolombia SA	82,896	547,853
Bancolombia SA ADRΔ	9,155	244,896

		792,749

Cyprus — 0.1%
Global Ports Investments PLC GDR*	49,037	159,370
QIWI PLC ADRΔ	10,520	188,834

		348,204

Egypt — 0.1%
ElSewedy Electric Co.	82,700	389,261

Estonia — 0.1%
Tallink Grupp AS	399,345	371,930

Hong Kong — 6.2%
AIA Group, Ltd.	451,758	2,699,292
ASM Pacific Technology, Ltd.	207,200	1,617,713
Belle International Holdings, Ltd.	967,000	723,516
China Agri-Industries Holdings, Ltd.Δ*	93,597	31,930
China Everbright International, Ltd.Δ	64,000	81,836
China Mengniu Dairy Co., Ltd.	1,203,000	1,952,879
China Merchants Holdings International Co., Ltd.	30,000	94,886
China Mobile, Ltd.	370,500	4,170,387
China Overseas Land & Investment, Ltd.Δ	966,000	3,362,996
China Resources Land, Ltd.	176,000	509,292
China Taiping Insurance Holdings Co., Ltd.*	169,400	519,975
CNOOC, Ltd.	530,000	551,611

	Shares	Value
CSPC Pharmaceutical Group, Ltd.	98,000	$99,912
Far East Horizon, Ltd.	58,000	53,736
Shimao Property Holdings, Ltd.	36,000	63,459
Sino Biopharmaceutical, Ltd.	436,000	394,195
Sino-Ocean Land Holdings, Ltd.	78,000	49,734
WH Group, Ltd. 144A*	2,869,000	1,596,800

		18,574,149

Hungary — 0.4%
OTP Bank PLC	57,190	1,175,905

India — 8.4%
Ambuja Cements, Ltd.	75,165	229,861
Aurobindo Pharma, Ltd.	24,452	322,511
Axis Bank, Ltd.	615,587	4,152,293
Bajaj Auto, Ltd.	2,129	81,224
Bharat Petroleum Corporation, Ltd.	16,532	222,060
Dabur India, Ltd.	259,276	1,083,309
Divi’s Laboratories, Ltd.	26,351	459,121
Dr. Reddy’s Laboratories, Ltd.	28,216	1,324,626
Eicher Motors, Ltd.	173	43,916
Glenmark Pharmaceuticals, Ltd.	7,003	97,227
Godrej Consumer Products, Ltd.	14,426	286,872
HCL Technologies, Ltd.	32,364	417,397
Hero MotoCorp, Ltd.	40,611	1,647,890
Housing Development Finance Corporation, Ltd.	14,437	274,589
Idea Cellular, Ltd.	123,390	267,005
Indiabulls Housing Finance, Ltd.	12,003	133,122
Indraprastha Gas, Ltd.	20,722	165,032
Infosys, Ltd.	115,431	1,923,489
Infosys, Ltd. ADR Δ	130,049	2,178,321
Kotak Mahindra Bank, Ltd.	293,144	3,175,174
LIC Housing Finance, Ltd.	30,007	231,019
Marico, Ltd.	117,564	401,286
Motherson Sumi Systems, Ltd.	127,015	560,837
Nestle India, Ltd.	848	74,548
Power Finance Corporation, Ltd.	215,254	651,481
Siemens, Ltd.	1,860	33,657
State Bank of India	30,737	103,869
Tata Consultancy Services, Ltd.	108,575	3,991,605
Tata Motors, Ltd. ADRΔ*	9,986	294,287
Wipro, Ltd.	29,949	252,416

		25,080,044

Indonesia — 1.5%
PT Astra Agro Lestari Tbk	53,903	61,444
PT Astra International Tbk	40,723	17,541
PT Bank Central Asia Tbk	409,200	392,046
PT Bank Mandiri Persero Tbk	135,000	89,645
PT Bank Negara Indonesia Persero Tbk	1,232,700	441,329
PT Bank Rakyat Indonesia Persero Tbk	269,400	221,097
PT Bank Tabungan Pensiunan Nasional Tbk@*	237,000	41,262
PT Indofood Sukses Makmur Tbk	603,235	224,536
PT Kalbe Farma Tbk	864,400	82,243
PT Lippo Karawaci Tbk	1,182,900	88,529

224	See Notes to Financial Statements.

	Shares	Value
PT Matahari Department Store Tbk	306,583	$388,114
PT Ramayana Lestari Sentosa Tbk	3,631,300	169,381
PT Semen Indonesia Persero Tbk	1,039,700	851,921
PT Telekomunikasi Indonesia Persero Tbk ADRΔ	10,932	485,381
PT Unilever Indonesia Tbk	53,700	143,348
PT United Tractors Tbk	701,669	854,361

		4,552,178

Isle of Man (U.K.) — 0.1%
New Europe Property Investments PLC	14,284	164,231

Jersey — 0.1%
West China Cement, Ltd.	1,414,000	290,806

Kenya — 0.5%
Equity Group Holdings, Ltd.	1,634,223	638,458
Safaricom, Ltd.	6,315,400	1,006,266

		1,644,724

Luxembourg — 0.2%
O’Key Group SA GDR	6,025	12,050
Ternium SA ADR	42,528	528,623

		540,673

Malaysia — 1.3%
AirAsia Bhd	2,187,700	654,479
AMMB Holdings Bhd	188,467	198,333
Astro Malaysia Holdings Bhd	161,358	103,415
Axiata Group Bhd	84,800	126,372
CIMB Group Holdings Bhd	84,291	88,875
IHH Healthcare Bhd	242,300	371,337
Lafarge Malaysia Bhd	86,100	178,076
Malayan Banking Bhd	185,100	361,466
Petronas Chemicals Group Bhd	416,300	703,196
Petronas Dagangan Bhd	3,900	22,582
Public Bank Bhd	68,100	293,430
Tenaga Nasional Bhd	148,100	458,546
Westports Holdings Bhd	356,400	341,013

		3,901,120

Malta — 0.1%
Brait SE*	23,428	252,759

Mexico — 4.1%
Alfa SAB de CV Class A	254,100	502,760
America Movil SAB de CV ADR Class LΔ	81,757	1,149,503
America Movil SAB de CV, Series L	718,703	505,421
Arca Continental SAB de CV	67,600	410,593
Cemex SAB de CV ADRΔ*	28,878	160,851
Corp Moctezuma SAB de CV	199,309	635,356
El Puerto de Liverpool SAB de CV Class C1	13,121	159,961
Fibra Uno Administracion SA de CV REIT	153,900	339,242
Genomma Lab Internacional SAB de CV Class B*	655,200	526,532
Gentera SAB de CV	54,100	104,687
Gruma SAB de CV Class B	98,600	1,383,072
Grupo Financiero Banorte SAB de CV Class O	526,387	2,901,245

	Shares	Value
Grupo Financiero Inbursa SAB de CV Class O	420,700	$759,162
Grupo Lala SAB de CV	21,300	49,522
Grupo Televisa SAB ADR	14,876	404,776
Kimberly-Clark de Mexico SAB de CV Class A	90,600	212,221
Megacable Holdings SAB de CV	289,900	1,079,734
OHL Mexico SAB de CV*	138,051	144,503
Telesites SAB*	188,150	122,380
Wal-Mart de Mexico SAB de CV	276,900	698,737

		12,250,258

Mongolia — 0.0%
Mongolian Mining CorporationΔ*	4,213,750	94,622

Morocco & Antilles — 0.1%
Attijariwafa Bank	7,003	238,693

Netherlands — 1.0%
OCI NV*	34,397	849,319
Steinhoff International Holdings NV@	8,590	43,608
X5 Retail Group NV GDR*	106,350	2,015,333

		2,908,260

Nigeria — 0.7%
FCMB Group PLC@	12,000,000	101,884
Guaranty Trust Bank PLC	14,478,359	1,322,364
Nestle Nigeria PLC	134,884	582,769
United Bank for Africa PLC	7,896,545	134,089

		2,141,106

Philippines — 1.0%
Bank of the Philippine Islands	271,043	482,750
International Container Terminal Services, Inc.	573,060	853,580
Universal Robina Corporation	394,850	1,558,092

		2,894,422

Poland — 1.2%
Alior Bank SA*	45,850	777,287
Bank Pekao SA	3,373	123,191
Energa SA	94,243	303,389
Eurocash SA	95,806	1,180,665
Orange Polska SA*	71,254	119,161
PGE Polska Grupa Energetyczna SA	106,824	346,331
Polskie Gornictwo Naftowe i Gazownictwo SA	251,674	328,476
Powszechna Kasa Oszczednosci Bank Polski SA*	39,512	274,436

		3,452,936

Portugal — 0.2%
Jeronimo Martins SGPS SA	39,085	508,592

Russia — 3.4%
Gazprom PAO ADR	184,688	677,805
LSR Group PJSC GDR	163,892	327,784
Lukoil PJSC ADR	18,365	596,587
Magnit PJSC GDR	1,582	63,628
Mobile Telesystems PJSC ADR	86,791	536,368
NOVATEK OAO GDR	47,296	3,882,731
Novolipetsk Steel OJSC GDR	48,869	418,866
Rosneft OAO GDR	27,856	96,591
Sberbank of Russia PJSC ADR	423,287	2,450,832

See Notes to Financial Statements.	225

EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Severstal PAO GDR	30,311	$252,954
Sistema JSFC GDR	120,535	711,157
Surgutneftegas OAO ADR	42,924	195,733
Tatneft PAO ADR	2,759	72,948

		10,283,984

South Africa — 4.6%
African Bank
Investments, Ltd.+*	642,081	—
Aspen Pharmacare Holdings, Ltd.*	91,251	1,821,796
Bidvest Group, Ltd. (The)	138,923	2,948,669
Capitec Bank Holdings, Ltd.Δ	16,520	574,496
Discovery, Ltd.	43,017	368,941
Foschini Group, Ltd. (The)	50,104	393,711
Growthpoint Properties, Ltd. REIT	142,322	213,613
Hyprop Investments, Ltd. REIT	10,764	72,042
Imperial Holdings, Ltd.	6,022	46,680
Investec, Ltd.	45,710	322,906
MMI Holdings, Ltd.	76,487	108,466
Mondi, Ltd.	27,820	550,535
MTN Group, Ltd.	101,551	874,797
Naspers, Ltd. N Shares	8,982	1,227,699
Netcare, Ltd.	283,543	621,011
Pick n Pay Stores, Ltd.	256,364	1,076,846
Rand Merchant Insurance Holdings, Ltd.	10,247	25,615
Redefine Properties, Ltd. REIT	190,199	119,392
Remgro, Ltd.	11,242	177,955
Resilient, Ltd. REIT	12,543	93,320
RMB Holdings, Ltd.	85,591	306,873
Sasol, Ltd.	1,744	47,084
Shoprite Holdings, Ltd.	12,628	117,025
Standard Bank Group, Ltd.	95,616	700,888
Telkom SA SOC, Ltd.	151,090	627,738
Truworths International, Ltd.	34,276	202,057

		13,640,155

South Korea — 14.1%
Amorepacific Corporation*	1,445	507,090
AMOREPACIFIC Group*	668	83,454
BGF retail Co., Ltd.*	337	48,788
Celltrion, Inc.*	8,951	638,585
CJ CheilJedang Corporation*	869	277,955
Coway Co., Ltd.*	7,750	551,815
Daelim Industrial Co., Ltd.*	3,368	190,177
Daewoo International Corporation*	13,676	188,326
Daewoo Securities Co., Ltd.*	6,370	50,424
DGB Financial Group, Inc.*	9,740	82,975
Dongbu Insurance Co., Ltd.*	2,987	178,717
E-MART, Inc.*	3,996	641,196
Hana Financial Group, Inc.	14,724	294,228
Hanwha Corporation*	39,441	1,307,690
Hanwha Life Insurance Co., Ltd.*	123,776	780,099
Hyosung Corporation*	1,029	101,772
Hyundai Development Co-Engineering & Construction*	6,365	207,996
Hyundai Engineering & Construction Co., Ltd.*	7,790	187,009
Hyundai Mobis Co., Ltd.*	2,678	560,317
Hyundai Motor Co.	1,041	131,295
Hyundai Wia Corporation*	2,449	231,554

	Shares	Value
KB Financial Group, Inc.*	7,661	$215,840
Kia Motors Corporation*	39,586	1,765,139
KIWOOM Securities Co., Ltd.*	7,364	384,549
Korea Electric Power Corporation*	3,172	134,389
Korea Investment Holdings Co., Ltd.*	3,362	140,492
Korean Air Lines Co., Ltd.*	17,521	411,299
LG Chem, Ltd.*	2,213	610,972
LG Uplus Corporation*	10,297	90,925
Lotte Chemical Corporation*	7,474	1,525,049
Mirae Asset Securities Co., Ltd.*	5,201	94,629
NAVER Corporation*	3,232	1,802,290
NCSoft Corporation	5,796	1,044,877
NH Investment & Securities Co., Ltd.*	11,565	97,853
Samsung Electro-Mechanics Co., Ltd.*	2,740	145,582
Samsung Electronics Co., Ltd.	11,225	11,972,386
Samsung Fire & Marine Insurance Co., Ltd.*	26,263	6,865,312
Samsung SDI Co., Ltd.	5,397	518,840
Samsung Securities Co., Ltd.*	1,984	69,631
Shinhan Financial Group Co., Ltd.*	105,601	3,547,323
Shinsegae Co., Ltd.*	5,913	1,150,436
SK Hynix, Inc.*	40,950	1,057,860
SK Innovation Co., Ltd.*	5,273	578,295
SK Networks Co., Ltd.*	13,269	61,554
S-Oil Corporation	1,383	92,642
Woori Bank	29,668	221,895
Yuhan Corporation*	99	22,839

		41,864,360

Switzerland — 0.9%
Coca-Cola HBC AG*	121,410	2,585,521

Taiwan — 10.3%
AU Optronics Corporation	320,642	94,530
Casetek Holdings, Ltd.	48,000	194,933
Cathay Financial Holding Co., Ltd.	133,000	186,325
China Airlines, Ltd.*	1,576,000	574,410
China Development Financial Holding Corporation	353,000	88,048
China Life Insurance Co., Ltd.	1,160,058	885,854
Compal Electronics, Inc.	684,000	382,767
CTBC Financial Holding Co., Ltd.	1,365,642	699,211
Eclat Textile Co., Ltd.	19,000	261,083
Eva Airways Corporation*	662,000	373,850
Feng TAY Enterprise Co., Ltd.	131,000	666,202
First Financial Holding Co., Ltd.	109,000	50,628
Foxconn Technology Co., Ltd.	123,220	259,566
Fubon Financial Holding Co., Ltd.	692,000	941,279
Hon Hai Precision Industry Co., Ltd.	751,344	1,838,763
HTC Corporation	231,000	545,804
Innolux Corporation	1,472,000	442,440
Inotera Memories, Inc.*	83,000	70,010
Largan Precision Co., Ltd.	6,000	410,549
MediaTek, Inc.	307,000	2,321,994
Mega Financial Holding Co, Ltd.	125,000	80,589

226	See Notes to Financial Statements.

	Shares	Value
Nan Ya Plastics Corporation	35,000	$64,659
Pegatron Corporation	235,000	511,117
Pou Chen Corporation	597,000	779,038
Powertech Technology, Inc.	476,000	938,572
President Chain Store Corporation	65,000	405,679
Shin Kong Financial Holding Co., Ltd.	825,000	178,728
Siliconware Precision Industries Co., Ltd.	241,000	380,582
SinoPac Financial Holdings Co., Ltd.	225,000	63,886
Taiwan Fertilizer Co., Ltd.	101,000	131,754
Taiwan Semiconductor Manufacturing Co., Ltd.	2,323,000	10,021,982
Taiwan Semiconductor Manufacturing Co., Ltd. ADRΔ	213,893	4,866,066
Teco Electric and Machinery Co., Ltd.	121,000	96,417
Wan Hai Lines, Ltd.	83,877	46,222
Zhen Ding Technology Holding, Ltd.	387,510	883,540

		30,737,077

Thailand — 3.7%
Advanced Info Service PCL NVDR	56,700	238,557
Bangkok Bank PCL NVDR	53,700	226,557
Bangkok Dusit Medical Services PCL Class FΔ	142,800	88,493
Big C Supercenter PCL NVDR@	304,000	1,699,059
Bumrungrad Hospital PCL NVDR	61,300	357,935
Central Pattana PCL	2,301,500	3,005,989
Delta Electronics Thailand PCL NVDR	106,800	225,674
Indorama Ventures PCL NVDR	218,200	127,777
Kasikornbank PCL	47,800	197,573
Kasikornbank PCL NVDR	353,231	1,468,239
Krung Thai Bank PCL NVDRΔ	385,300	177,699
PTT Global Chemical PCL NVDR	639,054	883,982
Robinson Department Store PCL	462,600	559,208
Siam Cement PCL (The) NVDRΔ	6,500	82,711
Siam Commercial Bank PCL (The)	41,500	137,814
Thai Oil PCL NVDR	25,800	47,026
Thai Union Group PCL NVDR	1,294,800	615,088
TMB Bank PCL	10,991,300	739,168
TMB Bank PCL NVDR	747,500	49,978

		10,928,527

Turkey — 2.5%
Arcelik AS	23,131	110,732
Coca-Cola Icecek AS	40,399	514,467
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	115,512	102,833
Eregli Demir ve Celik Fabrikalari TAS	43,748	45,525
Ford Otomotiv Sanayi AS	21,031	218,151
TAV Havalimanlari Holding AS	43,334	270,122
Tofas Turk Otomobil Fabrikasi AS	97,323	631,817

	Shares	Value
Tupras Turkiye Petrol Rafinerileri AS*	22,744	$542,450
Turk Hava Yollari AO*	140,205	354,635
Turk Telekomunikasyon AS	43,392	81,153
Türkiye Garanti Bankasi AS	1,076,873	2,623,444
Türkiye Halk Bankasi AS	100,098	355,772
Türkiye Is Bankasi Class C	39,859	62,721
Turkiye Sise ve Cam Fabrikalari AS	88,305	96,511
Ulker Biskuvi Sanayi AS	106,104	640,387
Yapi ve Kredi Bankasi AS	767,455	863,665

		7,514,385

United Arab Emirates — 0.0%
Orascom Construction, Ltd.*	11,446	80,122

United Kingdom — 2.0%
Anglo American PLC*	582,065	2,575,314
Cable & Wireless Communications PLC	1,617,406	1,769,483
Tullow Oil PLC*	607,680	1,488,492

		5,833,289

United States of America — 1.2%
Cognizant Technology Solutions Corporation Class A*	45,200	2,712,904
First Cash Financial Services, Inc.Δ*	18,400	688,712
Southern Copper CorporationΔ	4,037	105,446

		3,507,062

Total Foreign Common Stocks (Cost $336,760,294)		269,362,991

FOREIGN PREFERRED STOCKS — 2.1%
Brazil — 1.1%
Braskem SA Class A 0.61%, 04/10/15	92,000	642,285
Centrais Eletricas Brasileiras SA Class B
0.10%, 05/04/15*	10,000	26,389
Cia Brasileira de Distribuicao
1.21%, 11/03/15	58,000	613,682
Cia Energetica de Sao Paulo, Class B
4.85%, 04/30/15	11,509	38,982
Gerdau SA
0.19%, 11/10/15	43,279	50,868
Itau Unibanco Holding SA
1.48%, 12/10/15	51,770	344,544
Itausa Investimentos Itau SA
0.51%, 12/10/15	381,484	663,409
Petroleo Brasileiro SA
1.00%, 4/03/14*	477,500	808,657

		3,188,816

Chile — 0.0%
Embotelladora Andina SA Class B
0.80%, 10/26/15	1,770	5,265

South Korea — 1.0%
Samsung Electronics Co., Ltd.
2.16%, 06/29/15	3,180	2,939,554

Total Foreign Preferred Stocks (Cost $9,071,154)		6,133,635

RIGHTS — 0.0%
Rumo Logistica Operadora Multimodal SA* (Cost $0)	40,243	1,526

See Notes to Financial Statements.	227

EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
MONEY MARKET FUNDS — 12.6%
GuideStone Money Market Fund (Investor Class)¥	15,162,635	$15,162,635
Northern Institutional Liquid Assets Portfolio§	22,484,517	22,484,517

Total Money Market Funds (Cost $37,647,152)		37,647,152

TOTAL INVESTMENTS — 105.2% (Cost $383,478,600)		313,145,304
Liabilities in Excess of Other Assets — (5.2)%		(15,362,969)

NET ASSETS — 100.0%		$297,782,335

Swap agreements outstanding at December 31, 2015:

Reference Obligation	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Total Return Swap
MSCI Mexico Index	03/16/16	GS	MXN	(4,435,781)	$(1,293)	$—	$(1,293)
MSCI Singapore Index	03/16/16	GS	SGD	(380,612)	(17,686)	—	(17,686)

Total Swap agreements outstanding at December 31, 2015					$(18,979)	$—	$(18,979)

228	See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Foreign Common Stocks:
Argentina	$490,242	$490,242	$—	$—
Austria	634,265	—	634,265	—
Bermuda	3,503,514	2,256,979	1,246,535	—
Brazil	9,985,817	9,985,817	—	—
Canada	1,503,823	1,503,823	—	—
Chile	2,141,185	2,141,185	—	—
China	41,562,041	5,737,817	35,824,224	—
Colombia	792,749	792,749	—	—
Cyprus	348,204	348,204	—	—
Egypt	389,261	—	389,261	—
Estonia	371,930	371,930	—	—
Hong Kong	18,574,149	—	18,574,149	—
Hungary	1,175,905	—	1,175,905	—
India	25,080,044	2,472,608	22,607,436	—
Indonesia	4,552,178	526,643	4,025,535	—
Isle of Man (U.K.)	164,231	164,231	—	—
Jersey	290,806	—	290,806	—
Kenya	1,644,724	1,006,266	638,458	—
Luxembourg	540,673	540,673	—	—
Malaysia	3,901,120	571,994	3,329,126	—
Malta	252,759	—	252,759	—
Mexico	12,250,258	12,250,258	—	—
Mongolia	94,622	—	94,622	—
Morocco & Antilles	238,693	238,693	—	—
Netherlands	2,908,260	2,058,941	849,319	—
Nigeria	2,141,106	2,141,106	—	—
Philippines	2,894,422	—	2,894,422	—
Poland	3,452,936	896,448	2,556,488	—
Portugal	508,592	—	508,592	—
Russia	10,283,984	10,283,984	—	—
South Africa	13,640,155	—	13,640,155	—
South Korea	41,864,360	780,099	41,084,261	—
Switzerland	2,585,521	—	2,585,521	—
Taiwan	30,737,077	4,866,066	25,871,011	—
Thailand	10,928,527	4,530,672	6,397,855	—
Turkey	7,514,385	—	7,514,385	—
United Arab Emirates	80,122	80,122	—	—
United Kingdom	5,833,289	—	5,833,289	—
United States of America	3,507,062	3,507,062	—	—
Foreign Preferred Stocks:
Brazil	3,188,816	3,188,816	—	—
Chile	5,265	5,265	—	—
South Korea	2,939,554	—	2,939,554	—
Money Market Funds	37,647,152	37,647,152	—	—
Rights	1,526	1,526	—	—

Total Assets - Investments in Securities	$313,145,304	$111,387,371	$201,757,933	$—

Other Financial Instruments***
Forward Foreign Currency Contracts	$501,908	$—	$501,908	$—

Total Assets - Other Financial Instruments	$501,908	$—	$501,908	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(154,581)	$(154,581)	$—	$—
Swap Agreements	(18,979)	—	—	(18,979)

Total Liabilities - Other Financial Instruments	$(173,560)	$(154,581)	$—	$(18,979)

See Notes to Financial Statements.	229

EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

The Fund had securities that transferred from Level 1 to Level 2 of the fair value hierarchy as a result of foreign equities that were being valued based on quoted prices at December 31, 2014 that are now being fair valued. The value of the securities that were transferred to Level 2 as of December 31, 2015 is $12,143,003.

The Fund had securities that transferred from Level 2 to Level 1 of the fair value hierarchy as a result of foreign equities that were fair valued at December 31, 2014 that are now being valued based on quoted prices. The value of the securities that were transferred to Level 1 as of December 31, 2015 is $3,174,261.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2015.

230	See Notes to Financial Statements.

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231

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2015

	Defensive Market Strategies Fund	Equity Index Fund
Assets
Investments in securities of unaffiliated issuers, at value	$649,804,059	$628,106,833
Investments in securities of affiliated issuers, at value	25,859,833	19,879,456

Total investments, at value (1)(2)	675,663,892	647,986,289
Cash	1,298,491	—
Cash collateral for derivatives	2,316,000	709,000
Deposits with broker for securities sold short	5,263	—
Foreign currency(3)	36,749	—
Receivables:
Dividends and reclaims	800,779	675,753
Interest	692,549	—
Securities lending	49,508	28,785
Investment securities sold	1,740,876	—
Fund shares sold	185,200	88,376
Variation margin on financial futures contracts	—	—
Unrealized appreciation on foreign currency exchange contracts	26,730	—
Unrealized appreciation on swap agreements	—	—
Prepaid expenses and other assets	23,531	19,586

Total Assets	682,839,568	649,507,789

Liabilities
Cash overdraft	—	—
Securities sold short, at value (4)	—	—
Options written, at value (5)	493,588	—
Unrealized depreciation on foreign currency exchange contracts	13,893	—
Unrealized depreciation on swap agreements	—	—
Collateral held for securities on loan, at value	67,919,378	40,316,383
Collateral held for derivatives	—	—
Collateral held for securities sold short	—	—
Payables:
Investment securities purchased	3,040,493	82,440
Dividends on short sales	—	—
Fund shares redeemed	25,537	13,671
Variation margin on financial futures contracts	251,520	199,680
Securities lending	7,421	4,314
Deferred foreign capital gains taxes	—	—
Accrued expenses:
Investment advisory fees	328,043	47,697
Shareholder servicing fees	34,994	70,506
Other expenses	109,181	169,280

Total Liabilities	72,224,048	40,903,971

Net Assets	$610,615,520	$608,603,818

Net Assets Consist of:
Paid-in-capital	$576,763,937	$467,995,727
Accumulated (distributions in excess of) net investment income (loss)	445,399	159,956
Undistributed (accumulated) net realized gain (loss) on investments, foreign currency and derivative transactions	(3,198,863)	(5,303,157)
Net unrealized appreciation (depreciation) on investments, foreign currency and derivative transactions	36,605,047	145,751,292

Net Assets	$610,615,520	$608,603,818

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$443,498,596	$276,598,939

Institutional shares outstanding	39,570,745	32,081,927

Net asset value, offering and redemption price per Institutional share	$11.21	$8.62

Net assets applicable to the Investor Class	$167,116,924	$332,004,879

Investor shares outstanding	14,896,273	14,704,561

Net asset value, offering and redemption price per Investor share	$11.22	$22.58

___________

(1) Investments in securities of unaffiliated issuers, at cost	$613,474,574	$482,313,992
Investments in securities of affiliated issuers, at cost	25,859,833	19,879,456

Total investments, at cost	$639,334,407	$502,193,448

(2) Includes securities loaned of:	$69,633,866	$41,262,749

(3) Foreign currency, at cost	$41,784	$—

(4) Proceeds from securities sold short	$—	$—

(5) Premiums received on options written	$840,327	$—

(6) Net of $(974) and $(20,034) accrued foreign capital gains taxes on appreciated securities for International Equity Fund and Emerging Markets Equity Fund, respectively

232	See Notes to Financial Statements.

Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Index Fund	International Equity Fund	Emerging Markets Equity Fund

$1,330,826,748	$1,632,628,719	$658,078,900	$109,178,694	$1,361,750,462	$297,982,669
40,813,334	50,737,188	21,115,220	3,754,870	68,102,593	15,162,635

1,371,640,082	1,683,365,907	679,194,120	112,933,564	1,429,853,055	313,145,304
—	—	163	193,123	1,085,529	11,743,371
1,843,000	2,231,000	1,043,000	186,000	6,668,269	1,322,255
—	—	—	—	—	—
—	—	2	1,119,063	10,149,715	629,545

1,413,005	429,509	694,891	135,874	4,752,590	680,516
—	—	24	—	—	—
198,535	123,652	140,079	4,224	109,977	14,001
5,813,402	1,062,533	160,052	—	1,929,065	14,437,777
15,931	58,576	18,847	—	130,584	73,277
—	—	—	—	160,395	45,072
—	—	—	—	4,580,057	1,072,049
—	—	—	—	333	—
9,890	33,641	19,059	5,064	31,180	22,498

1,380,933,845	1,687,304,818	681,270,237	114,576,912	1,459,450,749	343,185,665

1,031	—	—	—	—	—
—	—	—	—	66,003,436	—
—	—	—	—	—	—
—	—	—	—	1,104,711	570,141
—	—	—	—	1,777	18,979
135,055,536	268,680,558	177,804,961	3,330,445	93,208,109	22,484,517
—	—	—	—	3,150,000	600,000
—	—	—	—	14,982,399	—

3,004,759	1,139,466	723,841	—	2,175,196	18,696,837
—	—	—	—	40,248	—
17,036	307,788	118,333	—	—	2,369,054
395,520	465,600	215,050	64,125	777,420	67,036
29,775	18,542	20,970	633	16,495	2,097
—	—	—	—	2,080	36,781

591,281	858,072	412,100	18,340	785,004	270,543
69,322	101,847	50,813	—	50,412	5,690
121,536	116,402	112,564	138,753	448,039	281,655

139,285,796	271,688,275	179,458,632	3,552,296	182,745,326	45,403,330

$1,241,648,049	$1,415,616,543	$501,811,605	$111,024,616	$1,276,705,423	$297,782,335

$1,115,911,881	$1,173,001,926	$500,338,465	$122,708,427	$1,300,976,850	$388,430,022
776,388	—	189,221	(64,289)	(198,895)	(484,679)
(21,024,294)	14,180,862	(5,288,316)	(790,240)	(26,608,652)	(20,146,157)
145,984,074	228,433,755	6,572,235	(10,829,282)	2,536,120 (6)	(70,016,851	)(6)

$1,241,648,049	$1,415,616,543	$501,811,605	$111,024,616	$1,276,705,423	$297,782,335

$917,207,666	$932,231,692	$264,961,751	$111,024,616	$1,030,729,325	$272,123,541

121,476,419	97,775,667	35,432,994	12,423,964	105,962,834	37,068,485

$7.55	$9.53	$7.48	$8.94	$9.73	$7.34

$324,440,383	$483,384,851	$236,849,854	N/A	$245,976,098	$25,658,794

16,669,311	21,956,787	15,615,888	N/A	18,669,364	3,492,386

$19.46	$22.02	$15.17	N/A	$13.18	$7.35

$1,184,747,777	$1,404,050,364	$651,747,988	$120,102,456	$1,370,232,011	$368,315,965
40,813,334	50,737,188	21,115,220	3,754,870	68,102,593	15,162,635

$1,225,561,111	$1,454,787,552	$672,863,208	$123,857,326	$1,438,334,604	$383,478,600

$139,449,792	$265,809,884	$186,891,501	$3,854,449	$100,295,176	$23,148,368

$—	$—	$3	$1,109,882	$10,495,087	$629,964

$—	$—	$—	$—	$73,152,298	$—

$—	$—	$—	$—	$—	$—

See Notes to Financial Statements.	233

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2015

	Defensive Market Strategies Fund	Equity Index Fund
Investment Income
Dividends	$9,342,200	$11,100,064
Income distributions received from affiliated funds	2,142	1,555
Interest	3,261,147	—
Securities lending	270,907	121,524
Less foreign taxes withheld	(81,142)	(812)

Total Investment Income	12,795,254	11,222,331

Expenses
Investment advisory fees	3,930,721	610,467
Transfer agent fees:
Institutional shares	4,388	3,957
Investor shares	22,242	29,333
Custodian fees	71,142	41,409
Shareholder servicing fees:
Investor shares	645,928	825,132
Accounting and administration fees	173,552	134,864
Professional fees	115,491	113,872
Blue sky fees:
Institutional shares	15,868	12,725
Investor shares	18,289	16,884
Shareholder reporting fees:
Institutional shares	1,801	811
Investor shares	12,701	24,209
Trustee expenses	8,075	7,446
Line of credit facility fees	4,033	3,664
Other expenses	44,774	28,066

Total expenses before dividends and interest on securities sold short	5,069,005	1,852,839
Dividends and interest on securities sold short	—	—
Expenses waived/reimbursed net of amount recaptured(2)	(46,895)	(121,711)
Fees paid indirectly	(6,000)	—

Net expenses	5,016,110	1,731,128

Net Investment Income (Loss)	7,779,144	9,491,203

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investment securities	18,755,310	13,722,094
Investment securities sold short	—	—
Futures transactions	132,275	322,059
Swap agreements	—	—
Option contracts written	5,504,166	—
Foreign currency	853,916	—

Net realized gain (loss)	25,245,667	14,044,153

Net change in unrealized appreciation (depreciation) on:
Investment securities
(net of estimated capital gains taxes of $(974) and $(20,034) for International Equity Fund and Emerging Markets Fund, respectively)	(19,462,133)	(21,783,775)
Investment securities sold short	—	—
Futures	(477,764)	(239,205)
Swap agreements	—	—
Option contracts written	105,480	—
Foreign currency	(57,199)	—

Net change in unrealized appreciation (depreciation)	(19,891,616)	(22,022,980)

Net Realized and Unrealized Gain (Loss)	5,354,051	(7,978,827)

Net Increase (Decrease) in Net Assets Resulting from Operations	$13,133,195	$1,512,376

(1) Inception Date was June 1, 2015.
(2) See Note 3a and 3c in Notes to Financial Statements.

234	See Notes to Financial Statements.

Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Index Fund(1)	International Equity Fund	Emerging Markets Equity Fund

$29,510,289	$11,730,452	$6,475,883	$1,204,691	$39,753,775	$8,152,949
3,985	5,857	1,750	1,999	7,003	1,216
—	—	7,555	—	—	33,104
606,903	504,220	1,091,153	12,701	965,955	85,071
(128,637)	(87,394)	(8,273)	(62,961)	(3,571,391)	(896,208)

29,992,540	12,153,135	7,568,068	1,156,430	37,155,342	7,376,132

7,738,864	10,856,950	5,091,834	109,596	10,686,010	3,475,613

4,534	4,447	4,395	2,267	4,489	4,251
31,342	30,105	29,849	—	28,703	19,455
81,984	69,640	64,896	54,720	663,105	632,819

1,487,695	1,805,069	809,394	—	1,391,021	256,528
290,355	313,285	123,730	108,672	480,821	180,949
114,872	114,872	120,778	81,723	117,761	134,132

14,554	13,721	13,721	12,021	13,659	9,742
16,921	19,572	17,622	—	16,834	16,922

1,728	1,730	2,125	241	1,695	1,352
25,159	27,525	33,443	—	21,141	4,542
18,026	19,477	7,243	601	18,244	4,029
8,887	9,632	3,582	511	8,927	1,966
77,213	51,480	31,173	33,246	603,808	162,100

9,912,134	13,337,505	6,353,785	403,598	14,056,218	4,904,400
—	—	—	—	2,143,504	—
(86,427)	(188,996)	(75,004)	(57,568)	(374,637)	(769,277)
(21,830)	(36,000)	(91,080)	—	(20,000)	(4,516)

9,803,877	13,112,509	6,187,701	346,030	15,805,085	4,130,607

20,188,663	(959,374)	1,380,367	810,400	21,350,257	3,245,525

114,919,414	203,918,448	31,296,055	(303,203)	44,459,717	(10,859,945)
—	—	—	—	4,600,766	—
1,385,763	(786,257)	170,469	(486,810)	4,653,696	(6,825,596)
—	—	—	—	(9,339)	(185,600)
—	—	—	—	—	—
—	(3,731)	—	1,064	(3,024)	(3,048,892)

116,305,177	203,128,460	31,466,524	(788,949)	53,701,816	(20,920,033)

(179,857,161)	(123,289,209)	(63,235,982)	(10,923,762)	(90,623,621)	(45,748,684)
—	—	—	—	(5,129,916)	—
(567,504)	(877,837)	(419,122)	87,181	1,124,431	(390,481)
—	—	—	—	(1,444)	(10,703)
—	—	—	—	—	—
—	—	(1)	7,299	2,612,247	1,725,773

(180,424,665)	(124,167,046)	(63,655,105)	(10,829,282)	(92,018,303)	(44,424,095)

(64,119,488)	78,961,414	(32,188,581)	(11,618,231)	(38,316,487)	(65,344,128)

$(43,930,825)	$78,002,040	$(30,808,214)	$(10,807,831)	$(16,966,230)	$(62,098,603)

See Notes to Financial Statements.	235

STATEMENTS OF CHANGES IN NET ASSETS

	Defensive Market Strategies Fund
	For the Year Ended

	12/31/15	12/31/14
Operations:
Net investment income (loss)	$7,779,144	$5,679,260
Net realized gain on investment securities, foreign currency and derivatives	25,245,667	43,547,231
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	(19,891,616)	2,920,919

Net increase (decrease) in net assets resulting from operations	13,133,195	52,147,410

Dividends and Distributions to Shareholders:
Dividends from net investment income
Institutional shares	(6,575,193)	(1,254,685)
Investor shares	(1,657,589)	(5,098,936)
Distributions from net realized capital gains
Institutional shares	(19,172,510)	(6,847,432)
Investor shares	(7,060,542)	(33,030,236)

Total dividends and distributions	(34,465,834)	(46,231,289)

Capital Share Transactions:
Proceeds from shares sold
Institutional shares	370,644,668	14,287,796
Investor shares	63,439,406	77,761,494
Reinvestment of dividends and distributions
Institutional shares	25,741,918	8,093,389
Investor shares	8,711,001	38,118,253

Total proceeds from shares sold and reinvested	468,536,993	138,260,932

Value of shares redeemed
Institutional shares	(30,412,966)	(14,119,591)
Investor shares	(381,207,938)	(39,732,402)

Total value of shares redeemed	(411,620,904)	(53,851,993)

Net increase from capital share transactions(1)	56,916,089	84,408,939

Total increase (decrease) in net assets	35,583,450	90,325,060

Net Assets:
Beginning of Year	575,032,070	484,707,010

End of Year*	$610,615,520	$575,032,070

* Including undistributed (distributions in excess of) net investment income	$445,399	$130,097

(1) See Note 6 in Notes to Financial Statements.

236	See Notes to Financial Statements.

Equity Index Fund		Value Equity Fund		Growth Equity Fund
For the Year Ended		For the Year Ended		For the Year Ended

12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14

$9,491,203	$6,066,082	$20,188,663	$16,524,077	$(959,374)	$(4,266,633)
14,044,153	7,369,848	116,305,177	133,269,634	203,128,460	187,560,259
(22,022,980)	34,564,458	(180,424,665)	(9,650,226)	(124,167,046)	(42,442,015)

1,512,376	48,000,388	(43,930,825)	140,143,485	78,002,040	140,851,611

(7,056,268)	(2,795,369)	(19,036,191)	(6,934,603)	—	—
(2,560,882)	(3,424,898)	(1,264,602)	(10,111,242)	—	(2,956)

(9,195,422)	(2,888,526)	(105,461,430)	(44,372,038)	(174,932,173)	(44,790,894)
(4,373,863)	(4,123,156)	(15,752,143)	(85,874,706)	(42,957,853)	(119,231,347)

(23,186,435)	(13,231,949)	(141,514,366)	(147,292,589)	(217,890,026)	(164,025,197)

368,510,576	24,208,822	836,419,140	29,113,839	831,966,195	26,081,224
43,778,466	56,551,053	37,097,759	69,207,136	63,629,886	82,908,616

16,244,073	5,678,210	124,476,508	51,265,204	174,915,603	44,768,446
6,930,359	7,547,753	17,001,799	95,971,401	42,949,552	119,225,614

435,463,474	93,985,838	1,014,995,206	245,557,580	1,113,461,236	272,983,900

(186,575,659)	(5,909,757)	(151,854,454)	(37,075,379)	(176,712,798)	(33,341,160)
(48,577,199)	(49,192,217)	(851,404,094)	(128,991,146)	(865,778,812)	(150,578,096)

(235,152,858)	(55,101,974)	(1,003,258,548)	(166,066,525)	(1,042,491,610)	(183,919,256)

200,310,616	38,883,864	11,736,658	79,491,055	70,969,626	89,064,644

178,636,557	73,652,303	(173,708,533)	72,341,951	(68,918,360)	65,891,058

429,967,261	356,314,958	1,415,356,582	1,343,014,631	1,484,534,903	1,418,643,845

$608,603,818	$429,967,261	$1,241,648,049	$1,415,356,582	$1,415,616,543	$1,484,534,903

$159,956	$—	$776,388	$—	$—	$—

See Notes to Financial Statements.	237

STATEMENTS OF CHANGES IN NET ASSETS

	Small Cap Equity Fund
	For the Year Ended

	12/31/15	12/31/14
Operations:
Net investment income (loss)	$1,380,367	$381,791
Net realized gain (loss) on investment securities, foreign currency and derivatives	31,466,524	56,608,788
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	(63,655,105)	(36,490,090)

Net increase (decrease) in net assets resulting from operations	(30,808,214)	20,500,489

Dividends and Distributions to Shareholders:
Dividends from net investment income
Institutional shares	(1,207,226)	(557,635)
Investor shares	—	(529,161)
Distributions from net realized capital gains
Institutional shares	(27,812,036)	(13,926,249)
Investor shares	(13,086,307)	(43,963,905)

Total dividends and distributions	(42,105,569)	(58,976,950)

Capital Share Transactions:
Proceeds from shares sold
Institutional shares	219,772,080	14,222,531
Investor shares	25,998,341	44,659,040
Reinvestment of dividends and distributions
Institutional shares	29,017,402	14,478,415
Investor shares	13,081,613	44,487,566

Total proceeds from shares sold and reinvested	287,869,436	117,847,552

Value of shares redeemed
Institutional shares	(18,395,855)	(17,662,984)
Investor shares	(248,011,005)	(83,290,126)

Total value of shares redeemed	(266,406,860)	(100,953,110)

Net increase (decrease) from capital share transactions(1)	21,462,576	16,894,442

Total increase (decrease) in net assets	(51,451,207)	(21,582,019)

Net Assets:
Beginning of Year	553,262,812	574,844,831

End of Year*	$501,811,605	$553,262,812

* Including undistributed (distributions in excess of) net investment income	$189,221	$4,713

(1) See Note 6 in Notes to Financial Statements.

238	See Notes to Financial Statements.

International Equity Index Fund	International Equity Fund		Emerging Markets Equity Fund
For the Period	For the Year Ended		For the Year Ended

06/01/2015(1) -12/31/2015	12/31/15	12/31/14	12/31/15	12/31/14

$810,400	$21,350,257	$30,193,054	$3,245,525	$2,597,651
(788,949)	53,701,816	46,135,477	(20,920,033)	4,924,878
(10,829,282)	(92,018,303)	(162,331,669)	(44,424,095)	(20,463,164)

(10,807,831)	(16,966,230)	(86,003,138)	(62,098,603)	(12,940,635)

(896,896)	(20,206,965)	(7,250,352)	(1,112,618)	(333,727)
—	(2,298,387)	(23,926,985)	—	(1,244,698)

—	(41,580,822)	—	—	(903,226)
—	(7,475,378)	—	—	(5,100,935)

(896,896)	(71,561,552)	(31,177,337)	(1,112,618)	(7,582,586)

122,367,899	1,031,090,766	28,094,169	308,789,283	7,821,760
—	38,211,464	119,606,111	27,025,822	48,217,316

896,896	61,783,296	7,247,726	1,112,618	1,236,953
—	9,767,134	23,924,829	—	6,345,423

123,264,795	1,140,852,660	178,872,835	336,927,723	63,621,452

(535,452)	(147,652,014)	(47,636,508)	(8,070,282)	(7,376,414)
—	(1,007,234,140)	(51,470,030)	(268,123,636)	(26,063,154)

(535,452)	(1,154,886,154)	(99,106,538)	(276,193,918)	(33,439,568)

122,729,343	(14,033,494)	79,766,297	60,733,805	30,181,884

111,024,616	(102,561,276)	(37,414,178)	(2,477,416)	9,658,663

—	1,379,266,699	1,416,680,877	300,259,751	290,601,088

$111,024,616	$1,276,705,423	$1,379,266,699	$297,782,335	$300,259,751

$(64,289)	$(198,895)	$(2,369,963)	$(484,679)	$464,812

See Notes to Financial Statements.	239

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Invest- ment Income/ (Loss)		Realized and Unrealized Gain (Loss) on Invest- ments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return	Net Assets, End of Year (000)	Expenses, Net(1)	Expenses, Gross(2)		Investment Income/ (Loss), Net(1)	Portfolio Turnover Rate
Defensive Market Strategies Fund

Institutional Class
2015	$11.61	$0.17	#	$0.11	(3)	$(0.17)	$(0.51)	$11.21	2.43%	$443,499	0.72%(5)	0.73%		1.46%	55%
2014	11.43	0.15	#	1.05	(3)	(0.15)	(0.87)	11.61	10.55	98,903	0.88(4)(5)	0.8	(4)	1.24	102
2013(6)	10.61	0.14	#	1.80	(3)	(0.15)	(0.97)	11.43	18.47	89,430	1.10(4)(5)	1.13	(4)	1.25	208
2012	10.20	0.18	#	0.73	(3)	(0.18)	(0.32)	10.61	8.93	85,347	1.04(4)	1.12	(4)	1.67	304
2011(7)	10.00	0.04	#	0.21	(3)	(0.04)	(0.01)	10.20	2.51	74,516	1.03(4)	1.10	(4)	1.11	120
Investor Class
2015	$11.60	$0.13	#	$0.12	(3)	$(0.12)	$(0.51)	$11.22	2.16%	$167,117	0.99%(5)	1.00%		1.12%	55%
2014	11.42	0.12	#	1.06	(3)	(0.13)	(0.87)	11.60	10.35	476,129	1.09(4)(5)	1.07	(4)	1.03	102
2013(6)	10.60	0.12	#	1.79	(3)	(0.12)	(0.97)	11.42	18.22	395,277	1.36(4)(5)	1.38	(4)	0.99	208
2012	10.20	0.15	#	0.72	(3)	(0.15)	(0.32)	10.60	8.57	314,638	1.30(4)	1.37	(4)	1.42	304
2011(7)	10.00	0.03	#	0.21	(3)	(0.03)	(0.01)	10.20	2.43	240,529	1.29(4)	1.35	(4)	0.86	120
Equity Index Fund

Institutional Class
2015	$9.07	$0.18	#	$(0.10	)(3)	$(0.23)	$(0.30)	$8.62	0.92%	$276,599	0.17%	0.18%		1.94%	6%
2014	8.50	0.15	#	0.99	(3)	(0.28)	(0.29)	9.07	13.54	95,134	0.22	0.22		1.72	5
2013(8)	6.85	0.14	#	2.02	(3)	(0.26)	(0.25)	8.50	32.04	66,378	0.23	0.24		1.81	4
2012	6.29	0.13	#	0.86	(3)	(0.25)	(0.18)	6.85	15.92	47,071	0.23	0.24		1.95	3
2011	8.63	0.15	#	0.04	(3)	(0.31)	(2.22)	6.29	3.00	36,721	0.23	0.24		1.71	4
Investor Class
2015	$22.90	$0.37	#	$(0.21	)(3)	$(0.18)	$(0.30)	$22.58	0.70%	$332,005	0.41%	0.44%		1.62%	6%
2014	20.69	0.34	#	2.40	(3)	(0.24)	(0.29)	22.90	13.31	334,833	0.38	0.48		1.56	5
2013(8)	16.07	0.31	#	4.79	(3)	(0.23)	(0.25)	20.69	31.95	289,937	0.38	0.48		1.66	4
2012	14.24	0.28	#	1.95	(3)	(0.22)	(0.18)	16.07	15.76	208,192	0.38	0.49		1.79	3
2011	16.36	0.26	#	0.12	(3)	(0.28)	(2.22)	14.24	2.75	183,076	0.38	0.47		1.57	4

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(4)	The ratio for the Defensive Market Strategies Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.04%, 0.05%, 0.11% and 0.02% for the years 2011, 2012, 2013 and 2014.
(5)	The ratio for the Defensive Market Strategies Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00%, 0.01% and 0.00% for the years 2013, 2014 and 2015.
(6)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, the Total Return did not change, and the Ratio of Net Investment Income to Average Net Assets increased by 0.01% and 0.00% for Institutional Class and Investor Class, respectively.
(7)	Inception date was September 1, 2011. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(8)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, the Total Return did not change, and the Ratio of Net Investment Income to Average Net Assets increased by 0.03% and 0.03% for Institutional Class and Investor Class, respectively.

240	See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Invest- ment Income/ (Loss)		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distribu- tions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(1)	Expenses, Gross(2)	Invest- ment Income/ (Loss), Net(1)	Portfolio Turnover Rate
Value Equity Fund

Institutional Class
2015	$9.01	$0.15	#	$(0.46	)(3)	$(0.17)	$(0.98)	$7.55	(3.44)%	$917,208	0.61%(4)	0.62%	1.73%	32%
2014	9.90	0.14	#	0.94	(3)	(0.25)	(1.72)	9.01	10.91	273,359	0.65(4)	0.67	1.40	41
2013(5)	7.99	0.15	#	2.64	(3)	(0.34)	(0.54)	9.90	35.52	253,988	0.66(4)	0.67	1.61	45
2012	7.03	0.15	#	1.06	(3)	(0.25)	—	7.99	17.47	215,512	0.67(4)	0.68	1.90	27
2011	7.18	0.12	#	(0.07	)(3)	(0.20)	—	7.03	0.57	200,308	0.67(4)	0.68	1.62	35
Investor Class
2015	$21.31	$0.27	#	$(1.06	)(3)	$(0.08)	(0.98)	$19.46	(3.70)%	$324,440	0.89%(4)	0.89%	1.26%	32%
2014	21.00	0.25	#	1.97	(3)	(0.19)	(1.72)	21.31	10.61	1,141,998	0.90(4)	0.91	1.16	41
2013(5)	16.18	0.26	#	5.39	(3)	(0.29)	(0.54)	21.00	35.22	1,089,026	0.90(4)	0.91	1.36	45
2012	14.00	0.25	#	2.14	(3)	(0.21)	—	16.18	17.20	933,110	0.92(4)	0.92	1.66	27
2011	14.12	0.20	#	(0.16	)(3)	(0.16)	—	14.00	0.27	852,958	0.89(4)	0.91	1.39	35
Growth Equity Fund

Institutional Class
2015	$11.05	$0.01	#	$0.59	(3)	$—	$(2.12)	$9.53	5.67%	$932,232	0.77%(6)	0.78%	0.09%	79%
2014	12.20	(0.02	)#	1.25	(3)	—	(2.38)	11.05	10.12	244,281	0.85(6)	0.87	(0.12)	54
2013(7)	12.19	—	†#	4.12	(3)	—	(4.11)	12.20	34.83	227,934	0.84(6)	0.88	0.00	83
2012	11.76	0.04	#	2.00	(3)	(0.06)	(1.55)	12.19	17.39	198,329	0.87(6)	0.89	0.33	67
2011	11.91	—	†#	(0.15	)(3)	—	—	11.76	(1.26)	184,418	0.87(6)	0.89	0.02	60
Investor Class
2015	$22.92	$(0.05	)#	$1.27	(3)	$—	$(2.12)	$22.02	5.44%	$483,385	1.04%(6)	1.06%	(0.21)%	79%
2014	23.02	(0.08	)#	2.36	(3)	—	(2.38)	22.92	9.93	1,240,254	1.06(6)	1.11	(0.33)	54
2013(7)	20.26	(0.05	)#	6.92	(3)	—	(4.11)	23.02	34.52	1,190,710	1.05(6)	1.12	(0.22)	83
2012	18.63	0.03	#	3.17	(3)	(0.02)	(1.55)	20.26	17.21	1,022,934	1.05(6)	1.13	0.15	67
2011	18.90	(0.02	)#	(0.25	)(3)	—	—	18.63	(1.43)	915,960	1.02(6)	1.11	(0.13)	60

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(4)	The ratio for the Value Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% for the years 2011, 2012, 2013 and 2014, and 0.00% for the year 2015.
(5)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, the Total Return did not change, and the Ratio of Net Investment Income to Average Net Assets increased by 0.02% and 0.02% for Institutional Class and Investor Class, respectively.
(6)	The ratio for the Growth Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% for the years 2011, 2012 and 2013, and 0.00% for the years 2014 and 2015.
(7)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, Total Return by 0.00% and 0.05%, and the Ratio of Net Investment Income to Average Net Assets by 0.03% and 0.03% for Institutional Class and Investor Class, respectively.

See Notes to Financial Statements.	241

FINANCIAL HIGHLIGHTS (Continued)

For a Share Outstanding For the Years Ended December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Invest- ment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distribu- tions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(1)	Expenses, Gross(2)	Investment Income/ (Loss), Net(1)	Portfolio Turnover Rate
Small Cap Equity Fund

Institutional Class
2015	$8.92	$0.04	#	$(0.56	)(3)	$(0.03)	$(0.89)	$7.48	(5.66)%	$264,962	1.00%(4)	1.03%	0.45%	74%
2014	10.35	0.03	#	0.37	(3)	(0.06)	(1.77)	8.92	4.03	84,324	0.97(4)	0.99	0.27	103
2013(5)	10.27	0.06	#	3.82	(3)	(0.08)	(3.72)	10.35	38.39	84,139	0.92(4)	0.94	0.45	161
2012	9.70	0.08	#	1.40	(3)	(0.13)	(0.78)	10.27	15.25	67,723	0.99(4)	1.02	0.79	128
2011	9.61	0.03	#	0.11	(3)	(0.05)	—	9.70	1.40	63,903	1.00(4)	1.03	0.27	165
Investor Class
2015	$17.08	$0.02	#	$(1.04	)(3)	$—	$(0.89)	$15.17	(5.91)%	$236,850	1.24%(4)	1.27%	0.13%	74%
2014	18.19	0.01	#	0.67	(3)	(0.02)	(1.77)	17.08	3.83	468,938	1.20(4)	1.24	0.03	103
2013(5)	15.94	0.04	#	5.97	(3)	(0.04)	(3.72)	18.19	38.09	490,706	1.16(4)	1.19	0.22	161
2012	14.62	0.09	#	2.10	(3)	(0.09)	(0.78)	15.94	15.02	377,101	1.19(4)	1.27	0.59	128
2011	14.46	0.01	#	0.17	(3)	(0.02)	—	14.62	1.22	354,013	1.17(4)	1.26	0.10	165
International Equity Index Fund

Institutional Class
2015(6)	$10.00	$0.07	#	$(1.06	)(3)	$(0.07)	$—	$8.94	(9.88)%	$111,025	0.57%	0.66%	1.33%	4%

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(4)	The ratio for the Small Cap Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.02%, 0.02%, 0.01%, 0.01% and 0.02% for the years 2011, 2012, 2013, 2014 and 2015.
(5)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.01 and $0.01, Total Return by 0.14% and 0.08%, and the Ratio of Net Investment Income to Average Net Assets by 0.07% and 0.08% for Institutional Class and Investor Class, respectively.
(6)	Inception date was June 1, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

242	See Notes to Financial Statements.

For a Share Outstanding For the Years Ended December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Invest- ment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distribu- tions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(1)	Expenses, Gross(2)		Invest- ment Income/ (Loss), Net(1)	Portfolio Turnover Rate
International Equity Fund

Institutional Class
2015	$10.55	$0.16	#	$(0.37	)(3)	$(0.19)	$(0.42)	$9.73	(1.93)%	$1,030,729	1.03%(4)(5)	1.05	%(5)	1.49%	43%
2014	11.55	0.27	#	(0.93	)(3)	(0.34)	—	10.55	(5.80)	235,545	1.13(4)(5)	1.20	(5)	2.36	36
2013(6)	9.96	0.18	#	1.66	(3)	(0.25)	—	11.55	18.49	269,499	1.11(4)(5)	1.25	(5)	1.69	51
2012	8.67	0.18	#	1.33	(3)	(0.22)	—	9.96	17.43	270,130	1.15(4)(5)	1.32	(5)	1.89	53
2011	10.35	0.22	#	(1.66	)(3)	(0.24)	—	8.67	(13.86)	223,677	1.02(4)(5)	1.22	(5)	2.17	82
Investor Class
2015	$14.03	$0.24	#	$(0.55	)(3)	$(0.12)	$(0.42)	$13.18	(2.16)%	$245,976	1.35%(4)(5)	1.39	%(5)	1.68%	43%
2014	15.24	0.32	#	(1.23	)(3)	(0.30)	—	14.03	(6.00)	1,143,722	1.37(4)(5)	1.44	(5)	2.09	36
2013(6)	13.07	0.20	#	2.18	(3)	(0.21)	—	15.24	18.23	1,147,181	1.35(4)(5)	1.49	(5)	1.44	51
2012	11.33	0.20	#	1.73	(3)	(0.19)	—	13.07	17.05	1,156,306	1.39(4)(5)	1.57	(5)	1.65	53
2011	13.43	0.25	#	(2.13	)(3)	(0.22)	—	11.33	(14.01)	955,305	1.24(4)(5)	1.45	(5)	1.95	82
Emerging Markets Equity Fund

Institutional Class
2015	$9.09	$0.11	#	$(1.83	)(3)	$(0.03)	$—	$7.34	(18.93)%	$272,123	1.28%(7)	1.50%		1.36%	39%
2014	9.75	0.11	#	(0.51	)(3)	(0.07)	(0.19)	9.09	(4.14)	45,058	1.25	1.63		1.07	39
2013(8)(9)	10.00	(0.01	)#	(0.24	)(3)	—	—	9.75	(2.50)	46,420	1.25	1.55		(0.34)	6
Investor Class
2015	$9.09	$0.05	#	$(1.79	)(3)	$—	$—	$7.35	(19.14)%	$25,659	1.51%(7)	1.83%		0.58%	39%
2014	9.75	0.08	#	(0.51	)(3)	(0.04)	(0.19)	9.09	(4.38)	255,202	1.50	1.84		0.81	39
2013(8)(9)	10.00	(0.01	)#	(0.24	)(3)	—	—	9.75	(2.50)	244,181	1.50	1.78		(0.58)	6

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(4)	The ratio for the International Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2011, 2012, 2013, 2014 and 2015.
(5)	The ratio for the International Equity Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.08%, 0.20%, 0.15%, 0.17% and 0.17% for the years 2011, 2012, 2013, 2014 and 2015.
(6)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.02% and 0.03% for Institutional Class and Investor Class, respectively.
(7)	The ratio for the Emerging Markets Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the year 2015.
(8)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.00% and 0.01% for Institutional Class and Investor Class, respectively.
(9)	Inception Date was October 31, 2013. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

See Notes to Financial Statements.	243

REAL ASSET SELECT FUNDS (Unaudited)

Real asset returns were mixed for the year, with a wide dispersion of results and some Funds delivering significantly negative performance. The Real Assets Select Funds include funds that invest in various real asset strategies that are commonly used as a strategic diversifier to traditional equity and fixed income investments and as inflation hedges within a broader investment portfolio. Real assets represent a broadly diverse set of investments that can be classified into several sub-categories including inflation-linked bonds, commodities, global natural resource equities, real estate securities and floating-rate bank loans.

U.S. Treasury Inflation Protected Securities (“TIPS”) historically have been the least volatile of the real asset categories. TIPS, as measured by the Barclays U.S. TIPS Index, fell 1.44% in 2015. The sector was hurt by failing inflation expectations, as commodity prices tumbled, and rising real rates. In comparison, the U.S. 10-Year U.S. Treasury was up 0.91% for the year.

Commodities were one of the worst performing real asset categories for the year, as the Bloomberg Commodity Index posted a -24.66% return for 2015. This index represents diversified exposure to a basket of commodities futures across energy, agriculture, livestock and industrial and precious metals. Commodities faced headwinds all year as several experienced negative price pressure due to global excess supply, a strong U.S. dollar and falling demand expectations out of a slower growing China. West Texas Intermediate (WTI) crude oil suffered roughly a 30% loss and copper fell prices fell around 25%.

Declining commodity prices throughout the year put downward pressure on the global natural resource equity category, and the MSCI World Commodity Producers Index returned -25.62%. Both energy producers and mining companies experienced double digit declines for the year, as it has become difficult for many firms in these sectors to operate profitably and service debts under current commodity prices.

The global real estate investment trust (REIT) market fell -0.79% for the year as measured by the FTSE EPRA/NAREIT Developed Index—Net. Overall, macro concerns led to a volatile 2015 and negatively impacted performance. From a regional perspective, Europe was the top performer returning over 6.00%, while Asia was the top detractor from absolute performance, down roughly 7.00% due in part to the economic and local stock market issues out of China.

Bank loans, predominately senior-secured, were up a modest 0.80% for the year based on the S&P® U.S. B- Ratings and Above Loan Index. Bank loans are generally below-investment grade investments that provide higher yields and lower duration (a measure of bond prices’ sensitivity to changes in interest rates) than in traditional fixed income instruments. While bank loans benefited from a low default rate environment, widening credit spreads hurt returns for the year. Bank loans outperformed the broader universe of high yield bonds and investment grade corporate bonds. As of December 31, 2015, the current yield on the index was 4.96%.

244

Inflation Protected Bond Fund (Unaudited)

The Fund was actively managed and was primarily comprised of inflation-indexed debt securities with an average dollar-weighted duration (a measure of bond prices’ sensitivity to changes in interest rates) normally between four and 10 years. The Fund underperformed its benchmark index, the Barclays U.S. TIPS Index, for the one year period ended December 31, 2015 (-2.25% versus -1.44%).

The Fund was invested predominately in U.S. Treasury Inflation Protected Securities (“TIPS”) throughout the year. U.S. TIPS were positive in the first quarter, with the benchmark index rising 1.42% in part due to Fed forward guidance viewed as dovish - thus delaying rate hike expectations. Additionally, TIPS enjoyed a strong bid from investors on continued U.S. dollar strength on the back of monetary policy divergence, which helped the Fund outperform in the first quarter. However, over the rest of the year, TIPS gave up all of their gains and turned negative as inflation expectations continued to weaken due in large part to the free fall in commodity prices. Additionally, interest rate increases outpaced inflation, causing real rates to rise and hurting the absolute performance of the relatively longer duration securities in the Fund (duration of the benchmark index is just over seven years). Throughout the year, the Fund had a higher duration than the benchmark index which contributed to relative underperformance for the year.

The Fund was consistently managed to provide inflation protection and income consistent with investment in inflation-indexed securities.

Certain strategies involving derivatives were utilized during the year. Interest rate futures and options were utilized to manage duration and yield curve exposure and to express active views on valuations of securities. The portfolio’s overall duration and yield curve posture contributed negatively to relative performance for the year. The Fund also utilized currency forwards and options to hedge non-dollar positions and to express active views in foreign currencies. The use of currency forwards and futures contributed to performance over the year.

This Fund may be suitable for investors who have a long-term investment horizon, want protection from inflation, can accept short-term fluctuations in account value and want to diversify their portfolio with a fixed income investment option. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives, and by its ability to select sub-advisers to allocate assets. Some derivatives may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns. It is possible to lose money by investing in the Fund.

At December 31, 2015, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
U.S. Treasury Obligations	93.4
Foreign Government Inflation-Linked Bonds	4.8
Money Market Fund	1.1
Purchased Options	0.2
Written Options	(0.1)

99.4

245

Inflation Protected Bond Fund (Unaudited)

Average Annual Total Returns as of 12/31/15
	Institutional Class*	Investor Class*	Benchmark**
One Year	0.00%	-2.25%	-1.44%
Five Year	0.00%	1.74%	2.55%
Since Inception	-4.13%	3.00%	3.80%
Inception Date	04/30/15	06/25/09
Total Fund Operating Expenses (May 1, 2015 Prospectus, as amended on June 01, 2015)(1)	0.39%	0.65%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund since June 25, 2009 (commencement of operations), with all dividends and capital gains reinvested, with the Barclays U.S. TIPS Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

246

INFLATION PROTECTED BOND FUND SCHEDULE OF INVESTMENTS	December 31, 2015

	Par	Value
U.S. TREASURY OBLIGATIONS — 93.4%
U.S. Treasury Inflationary Index Bonds
2.38%, 01/15/17	$150,000	$181,339
0.13%, 04/15/17	4,683,300	4,896,087
0.13%, 04/15/18	38,535,000	39,587,246
1.38%, 07/15/18	3,300,000	3,770,028
0.13%, 04/15/19	5,985,000	6,041,694
1.38%, 01/15/20	5,560,000	6,362,540
0.13%, 04/15/20	13,925,000	13,972,766
1.25%, 07/15/20	5,480,000	6,220,624
1.13%, 01/15/21	11,510,000	12,913,746
0.63%, 07/15/21	1,080,000	1,148,277
0.13%, 01/15/22	6,874,200	7,007,913
0.13%, 07/15/22	4,945,000	4,964,579
0.13%, 01/15/23	14,509,000	14,350,655
0.38%, 07/15/23	16,440,000	16,432,717
0.63%, 01/15/24	21,231,000	21,420,480
0.13%, 07/15/24	6,762,000	6,530,253
0.25%, 01/15/25‡‡	10,885,000	10,443,289
2.38%, 01/15/25	10,485,200	15,056,036
0.38%, 07/15/25	12,035,000	11,695,380
2.00%, 01/15/26	4,675,000	6,231,381
2.38%, 01/15/27	4,275,000	5,835,758
1.75%, 01/15/28	7,330,000	9,104,842
3.63%, 04/15/28	3,300,000	6,352,603
2.50%, 01/15/29	5,415,000	7,117,461
3.88%, 04/15/29	4,875,000	9,596,285
3.38%, 04/15/32	627,100	1,138,807
2.13%, 02/15/40	2,787,600	3,619,494
2.13%, 02/15/41	4,138,900	5,334,071
0.75%, 02/15/42	7,369,400	6,833,434
0.63%, 02/15/43	10,635,000	9,337,130
1.38%, 02/15/44	4,903,700	5,104,445
0.75%, 02/15/45	3,590,000	3,170,484

Total U.S. Treasury Obligations (Cost $288,888,996)		281,771,844

FOREIGN GOVERNMENT INFLATION-LINKED BOND — 4.8%
Germany — 1.8%
Bundesrepublik Deutschland Bundesobligation Inflation-Linked Bond 0.75%, 04/15/18(E)	1,045,000	1,239,397
Deutsche Bundesrepublik Inflation-Linked Bond 1.50%, 04/15/16(E)	5,000	6,263
0.10%, 04/15/23(E)Δ	3,460,000	4,086,990

		5,332,650

Italy — 2.4%
Italy Buoni Poliennali Del Tesoro
2.10%, 09/15/16(E)	5,000	5,903
2.60%, 09/15/23(E)	235,000	343,490
2.35%, 09/15/24(E)	3,730,000	4,712,092
1.25%, 09/15/32(E)	1,316,000	1,483,110
2.55%, 09/15/41(E)	415,000	618,308

		7,162,903

	Par	Value
New Zealand — 0.6%
New Zealand Government Bond 3.00%, 09/20/30(Z)	$2,536,000	$1,953,689

Total Foreign Government Inflation-Linked Bonds (Cost $14,106,417)		14,449,242

	Notional Amount
PURCHASED OPTIONS — 0.2%
Call Options — 0.1%
Euro vs. United Kingdom Pound, Strike Price $0.74, Expires 02/16/16 (BAR)	$2,725,000	32,617
Euro vs. United Kingdom Pound, Strike Price $0.77, Expires 01/14/16 (BAR)	2,690,000	243
New Zealand Dollar vs. U.S. Dollar, Strike Price $0.70, Expires 01/27/16 (HSBC)	4,475,000	16,910
U.S. Dollar vs. Canadian Dollar, Strike Price $1.35, Expires 01/08/16 (BNP)	8,110,000	722
U.S. Dollar vs. Japanese Yen, Strike Price $119.25, Expires 03/17/16 (BNP)	2,980,000	34,735
U.S. Dollar vs. Japanese Yen, Strike Price $120.502, Expires 01/15/16 (DEUT)	7,485,000	53,645
U.S. Dollar vs. Mexican Peso, Strike Price $16.15, Expires 02/26/16 (MSCS)	2,990,000	3,112

		141,984

	Number of Contracts
Put Options — 0.1%
Long U.S. Treasury Bond, Strike Price $150.00, Expires 02/19/16 (JPM)	18	15,469

	Notional Amount
Canadian Dollar vs. Japanese Yen, Strike Price $85.50, Expires 01/15/16 (BAR)	$7,965,000	18,040
Canadian Dollar vs. Japanese Yen, Strike Price $86.00, Expires 01/15/16 (BAR)	7,965,000	24,982
Canadian Dollar vs. Japanese Yen, Strike Price $88.00, Expires 01/15/16 (BAR)	7,965,000	92,463
Euro vs. United Kingdom Pound, Strike Price $0.72, Expires 01/14/16 (HSBC)	2,690,000	623
Euro vs. United Kingdom Pound, Strike Price $0.72, Expires 02/16/16 (BAR)	2,725,000	9,663
Switzerland Franc vs. Norwegian Krone, Strike Price $7.72, Expires 08/02/16 (DEUT)	5,910,000	16,793
Switzerland Frank vs. Sweden Krona, Strike Price $8.26, Expires 03/18/16 (JPM)	3,195,000	22,808
U.S. Dollar vs. Canadian Dollar, Strike Price $1.38, Expires 01/11/16 (BNP)	8,110,000	69,276

See Notes to Financial Statements.	247

INFLATION PROTECTED BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Notional Amount	Value
U.S. Dollar vs. Canadian Dollar, Strike Price $1.39, Expires 01/11/16 (HSBC)	$8,110,000	$23,851
U.S. Dollar vs. Canadian Dollar, Strike Price $1.42, Expires 01/08/16 (BAR)	16,220,000	4,250
U.S. Dollar vs. Japanese Yen, Strike Price $121.75, Expires 03/17/16 (BNP)	2,980,000	23,831
U.S. Dollar vs. Japanese Yen, Strike Price $127.00, Expires 01/15/16 (BNP)	3,740,000	4
United Kingdom Pound vs. U.S. Dollar, Strike Price $1.48, Expires 02/05/16 (HKSB)	3,915,000	68,583

		390,636

Total Purchased Options (Cost $674,031)		532,620

	Shares
MONEY MARKET FUND — 1.1%
GuideStone Money Market Fund (Investor Class)¥ (Cost $3,447,125)	3,447,125	3,447,125

TOTAL INVESTMENTS — 99.5% (Cost $307,116,569)		300,200,831

	Notional Amount
WRITTEN OPTIONS — (0.1)%
Call Options — 0.0%
Euro vs. United Kingdom Pound, Strike Price $0.77, Expires 01/14/16 (HSBC)	$(2,690,000)	(237)
New Zealand Dollar vs. U.S. Dollar, Strike Price $0.70, Expires 01/27/16 (CITI)	(4,475,000)	(16,785)
Switzerland Frank vs. Sweden Krona, Strike Price $9.10, Expires 03/18/16 (JPM)	(3,195,000)	(7,850)
U.S. Dollar vs. Japanese Yen, Strike Price $120.500, Expires 01/15/16 (DEUT)	(3,745,000)	(27,196)

		(52,068)

	Notional Amount	Value
Put Options — (0.1)%
Canadian Dollar vs. Japanese Yen, Strike Price $84.5000, Expires 01/15/16 (BAR)	$(7,965,000)	$(9,342)
Canadian Dollar vs. Japanese Yen, Strike Price $85.50, Expires 01/15/16 (BAR)	(7,965,000)	(18,006)
Canadian Dollar vs. Japanese Yen, Strike Price $88.000, Expires 01/15/16 (BAR)	(7,965,000)	(92,463)
Euro vs. United Kingdom Pound, Strike Price $0.72, Expires 01/14/16 (BAR)	(2,690,000)	(626)
U.S. Dollar vs. Canadian Dollar, Strike Price $1.38, Expires 01/11/16 (HSBC)	(8,110,000)	(70,095)
U.S. Dollar vs. Canadian Dollar, Strike Price $1.39, Expires 01/11/16 (BAR)	(8,110,000)	(24,046)
U.S. Dollar vs. Japanese Yen, Strike Price $127.00, Expires 01/15/16 (DEUT)	(3,740,000)	(4)
U.S. Dollar vs. Mexican Peso, Strike Price $18.00, Expires 02/26/16 (MSCS)	(2,990,000)	(17,324)

		(231,906)

Total Written Options (Premiums received $(423,332))		(283,974)

Other Assets in Excess of Liabilities — 0.6%		1,910,817

NET ASSETS — 100.0%		$301,827,674

248	See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Foreign Government Inflation-Linked Bonds	$14,449,242	$—	$14,449,242	$—
Money Market Fund	3,447,125	3,447,125	—	—
Purchased Options	532,620	15,469	517,151	—
U.S. Treasury Obligations	281,771,844	—	281,771,844	—

Total Assets - Investments in Securities	$300,200,831	$3,462,594	$296,738,237	$—

Liabilities:
Investments in Securities:
Written Options	$(283,974)	$—	$(283,974)	$—

Total Liabilities - Investments in Securities	$(283,974)	$—	$(283,974)	$—

Other Financial Instruments***
Forward Foreign Currency Contracts	$(439,581)	$—	$(439,581)	$—
Futures Contracts	(147,222)	(147,222)	—	—

Total Liabilities - Other Financial Instruments	$(586,803)	$(147,222)	$(439,581)	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2015.

See Notes to Financial Statements.	249

Flexible Income Fund (Unaudited)

The Flexible Income Fund primarily invests in below investment grade, senior secured floating rate loans issued by U.S. banks or other financial institutions, otherwise referred to as “bank loans” or “leveraged loans.” To a lesser extent, the Fund may also invest in other below investment grade corporate fixed income securities or unsecured floating rate loans and may include non-U.S. securities. The Fund underperformed its benchmark, the S&P LSTA U.S. B- Ratings & Above Leveraged Loan Index, for the 2015 calendar year (-1.54% vs. 0.80%).

Overall, it was a challenging year for bank loans and high yield bonds as credit spreads widened led by concerns in the energy sector. The Fund’s underweight exposure to BB loans relative to the benchmark hurt relative performance, as lower rated bank loans underperformed. Security selection within BB rated securities negatively impacted relative performance as well. In addition, the Fund’s modest exposure to high yield bonds lowered returns relative to its benchmark index. Underweight exposure and negative selection in the electronics/electrical industry along with negative stock selection within forest products detracted from benchmark relative performance for the Fund. Positive security selection within and an underweight to the utilities sector contributed positively to benchmark relative results.
During the year, the Fund remained focused on its objective of seeking a high level of current income. At year-end, the current yield of the Fund was 4.96%.

The Fund did not invest in derivative instruments during the year.

This Fund may be suitable for investors who have a medium- to long-term investment horizon, possess a moderate tolerance for risk and are seeking income which may be more sensitive to interest rates than traditional bonds.

There is a risk that the issuer of a fixed-income investment owned by the Fund may fail to pay interest or principal due in a timely manner or at all. If the Fund acquires a participation interest in a senior secured or unsecured floating rate loan (“Senior Loans”), the Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. Senior Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. The Fund is subject to collateral risk in that the value of collateral securing a Senior Loan may decline after investment and that the collateral may not be sufficient to cover the amount owed. The Fund might not be able to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity. High yield securities (“junk bonds”) involve greater risks of default and are more volatile than securities rated investment grade. It is possible to lose money by investing in the Fund.

At December 31, 2015, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Loan Agreements	82.1
Money Market Funds	10.6
Corporate Bonds	6.2
Foreign Bonds	1.0

99.9

Flexible Income Fund (Unaudited)

Average Annual Total Returns as of 12/31/15
	Investor Class*	Benchmark**
One Year	-1.54%	0.80%
Since Inception	0.09%	2.04%
Inception Date	07/01/13
Total Fund Operating Expenses (May 1, 2015 Prospectus,as amended on June 01, 2015)(1)	1.16%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org.The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund since July 1, 2013 (commencement of operations), with all dividends and capital gains reinvested, with the S&P/LSTA U.S. B- Ratings & Above Loan Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

FLEXIBLE INCOME FUND SCHEDULE OF INVESTMENTS	December 31, 2015

	Par	Value
CORPORATE BONDS — 6.2%
Ally Financial, Inc.
5.50%, 02/15/17	$650,000	$671,125
4.75%, 09/10/18	650,000	667,062
CHS/Community Health Systems, Inc.
8.00%, 11/15/19	750,000	759,375
CIT Group, Inc.
5.25%, 03/15/18	300,000	310,500
6.63%, 04/01/18 144A	1,000,000	1,057,500
Clear Channel Worldwide Holdings, Inc.
7.63%, 03/15/20	350,000	324,625
CommScope Holding Co., Inc. Cash coupon 6.63% or PIK
7.38%, 06/01/20 144A	375,000	380,625
Hertz Corporation
6.75%, 04/15/19	1,200,000	1,228,800
NBTY, Inc.
9.00%, 10/01/18	600,000	608,934
Sprint Communications, Inc.
9.00%, 11/15/18 144A	1,200,000	1,266,000
T-Mobile USA, Inc.
6.46%, 04/28/19	1,200,000	1,238,784
Valeant Pharmaceuticals International
6.38%, 10/15/20 144A	300,000	291,000

Total Corporate Bonds (Cost $8,971,419)		8,804,330

FOREIGN BONDS — 1.0%
Canada — 0.5%
Bombardier, Inc.
7.50%, 03/15/18 144A	700,000	686,000

Luxembourg — 0.5%
ArcelorMittal
5.13%, 06/01/20Δ	300,000	250,500
Intelsat Jackson Holdings SA
7.25%, 04/01/19	550,000	507,375

		757,875

Total Foreign Bonds (Cost $1,601,092)		1,443,875

LOAN AGREEMENTS — 82.1%
1011778 BC ULC Term B-2 Loan
3.75%, 12/12/21	869,201	860,509
ABG Intermediate Holdings 2 LLC Term B Loan
0.05%, 05/27/21	120,865	118,650
ABG Intermediate Holdings 2 LLC Term Loan
5.50%, 05/27/21	360,764	353,253
Access CIG LLC Term B Loan
6.00%, 10/17/21	650,000	640,259
Acosta, Inc. Term B Loan
4.25%, 09/26/21	696,500	660,930
ADS Waste Holdings, Inc. Term B Loan
3.75%, 10/09/19	1,176,368	1,136,666

	Par	Value
Advantage Sales & Marketing, Inc. Term B Loan
4.25%, 07/25/21	$987,500	$947,723
Affinia Group, Inc. Term B-2 Loan
4.75%, 04/25/20	698,529	695,477
Air Medical Group Holdings, Inc. Term B Loan
4.50%, 04/28/22	497,500	480,401
Albertsons LLC Term B Loan
0.00%, 12/21/22 S	162,273	161,137
Albertsons LLC Term B-4 Loan
0.00%, 08/25/21 S	692,620	685,957
AlixPartners LLP Term B Loan
4.50%, 07/28/22	997,500	988,153
Allflex Holdings III, Inc. Term B Loan
4.25%, 07/17/20	917,873	897,982
Allied Security Holdings LLC Term B Loan
4.25%, 02/14/21	362,902	351,714
American Energy- Marcellus LLC Term Loan
5.25%, 08/04/20	765,000	200,812
American Tire Distributors, Inc. Term B Loan
5.25%, 09/26/21	324,183	318,241
Ancestry.com, Inc. Term B Loan
5.00%, 08/29/22	693,262	686,330
Aramark Services, Inc. Term F Loan
3.25%, 02/24/21	982,500	971,447
Ascena Retail Group, Inc. Term B Loan
5.25%, 08/21/22	460,000	428,950
AssuredPartners, Inc. Term Loan
5.75%, 10/21/22	365,000	361,960
Asurion LLC Term B-1 Loan
5.00%, 05/24/19	587,406	549,042
Asurion LLC Term B-2 Loan
5.00%, 07/08/20	696,500	635,208
Asurion LLC Term Loan
8.50%, 03/03/21	500,000	423,750
Atlantic Power LP Term Loan
4.75%, 02/24/21	604,146	586,306
Atrium Innovations, Inc. Term B Loan
4.25%, 02/15/21	535,438	492,603
Avago Technologies Cayman Finance Ltd. Term B Loan
0.00%, 11/13/22 S	1,400,000	1,383,382
Azure Midstream Energy LLC Term B Loan
7.50%, 11/15/18	196,030	111,737

252	See Notes to Financial Statements.

	Par	Value
B&G Foods, Inc. Term B Loan
3.75%, 10/05/22	$775,000	$773,303
B/E Aerospace, Inc. Term B Loan
4.00%, 12/16/21	1,125,818	1,123,285
Berry Plastics Group, Inc. Term D Loan
3.50%, 02/08/20	731,203	716,082
BJ’s Wholesale Club, Inc. Term B Loan
4.50%, 09/26/19	1,221,626	1,167,666
BMC Software Finance, Inc. Term B Loan
5.00%, 09/10/20	699,338	573,954
Brickman Group, Ltd. LLC (The) Term B Loan
4.00%, 12/18/20	1,477,443	1,427,919
BWAY Holding Co. Term B Loan
5.50%, 08/14/20	295,500	282,758
Calpine Corporation Term B-5 Loan
3.50%, 05/27/22	995,000	946,742
Catalent Pharma Solutions, Inc. Term B Loan
4.25%, 05/20/21	742,464	735,039
CCO Safari III LLC Term I Loan
3.50%, 01/21/23	1,050,000	1,047,816
CDHR Parent, Inc. Term Loan
5.25%, 07/01/21	1,238,741	969,315
Checkout Holding Corporation Term B Loan
4.50%, 04/09/21	689,500	548,152
Chemours Co. (The) Term B Loan
3.75%, 05/12/22	373,125	340,786
Chemstralia Proprietary, Ltd. Term B Loan
7.25%, 02/26/22	347,002	336,592
Cincinnati Bell, Inc. Term B Loan
4.00%, 09/10/20	723,845	697,005
Communications Sales & Leasing, Inc. Term B Loan
5.00%,10/24/22	646,750	596,019
Concordia Healthcare Corporation Term B Loan
5.25%, 10/21/21	400,000	383,252
Coveris Holdings SA Term B Loan
4.50%, 05/08/19	553,958	536,647
CPG International, Inc. Term B Loan
4.75% ,09/30/20	977,500	913,962
CS Intermediate Holdco 2 LLC Term B Loan
4.00%, 04/04/21	738,750	725,822
Cumulus Media Holdings, Inc. Term B Loan
4.25%, 12/23/20	848,130	638,922

	Par	Value
CWGS Group LLC Term B Loan
5.25%, 02/20/20	$657,468	$638,698
DaVita HealthCare Partners, Inc. Term B Loan
3.50%, 06/24/21	492,500	489,831
Dealer Tire LLC Term B Loan
5.13%-5.50%, 12/22/21	990,000	988,762
Dell International LLC Term B-2 Loan
4.00%, 04/29/20	1,257,680	1,247,568
Delta 2 Lux S.à r.l. Term B Loan
4.75%, 04/30/19	1,984,962	1,914,556
Dole Food Co., Inc. Term B Loan
4.50%-6.00%, 11/01/18	462,095	458,245
Dollar Tree, Inc. Term B-1 Loan
3.50%, 07/06/22	423,625	421,774
Doosan Infracore International, Inc. Term B Loan
4.50%, 05/28/21	986,422	974,091
DPx Holdings BV Term B Loan
4.25%, 03/11/21	1,379,000	1,327,287
Drillships Ocean Ventures, Inc. Term B Loan
5.50%, 07/25/21	646,725	302,344
Entegris, Inc. Term B Loan
3.50%, 04/30/21	671,413	663,020
Envision Health Term Loan
4.50%, 10/28/22	350,000	347,375
Equinix, Inc. Term B Loan
0.00%, 12/08/22 S	210,000	210,525
Fairmount Santrol, Inc. Term B-2 Loan
4.50%, 09/05/19	1,225,000	595,350
FCA US LLC Term B Loan
3.50%, 05/24/17	498,695	496,545
Federal-Mogul Holdings Corporation Term C Loan
4.75%, 04/15/21	370,312	324,794
Filtration Group, Inc. Term B Loan
4.25%, 11/21/20	492,767	477,984
First Data Corporation Term C-1 Loan
3.92%, 03/24/18	750,000	739,267
FMG Resources August 2006 Proprietary, Ltd. Term B Loan
4.25%, 06/30/19	343,956	254,132
Garda World Security Corporation Delayed Draw Term B-DD Loan
4.00%-5.50%, 11/08/20	240,967	229,321

See Notes to Financial Statements.	253

FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Garda World Security Corporation Term B Loan
4.00%, 11/08/20	$941,962	$896,437
Gardner Denver, Inc. Term Loan
4.25%, 07/30/20	1,225,587	1,099,658
Genesys Telecommunications Laboratories, Inc. Term B Loan
4.00%, 02/08/20	974,938	954,221
Granite Acquisition, Inc. Term B Loan
5.00%, 12/17/21	948,276	843,966
Granite Acquisition, Inc. Term C Loan
5.00%, 12/17/21	42,146	37,510
Granite Acquisition, Inc. Term Loan
8.25%, 12/17/22	150,000	114,000
Gray Television, Inc. Term Loan
3.75%, 06/13/21	720,900	710,541
Greatbatch, Ltd. Term B Loan
5.25%, 10/27/22	560,000	553,700
HC Group Holdings III, Inc. Term B Loan
6.00%, 04/07/22	294,262	292,056
HD Supply, Inc. Term Loan
3.75%, 08/13/21	349,125	340,107
Headwaters, Inc. Term B Loan
4.50%, 03/24/22	995,000	987,538
Hertz Corporation Term B-2 Loan
3.00%, 03/11/18	323,338	319,800
HGIM Corporation Term B Loan
5.50%, 06/18/20	731,897	428,160
Hill-Rom Holdings, Inc. Term B Loan
3.50%, 09/08/22	607,812	607,162
Hilton Worldwide Finance LLC Term B Loan
3.50%, 10/25/20	999,088	996,281
HUB International, Ltd. Term B Loan
4.00%, 10/02/20	962,682	906,124
Hubbard Radio LLC Term B Loan
4.25%, 05/27/22	628,670	579,426
Husky Injection Molding Systems, Ltd. Term B Loan
4.25%, 06/30/21	982,392	941,868
Infinity Acquisition LLC Term B Loan
4.00%, 08/06/21	690,841	661,825
Infor US, Inc. Term B-3 Loan
3.75%, 06/03/20	1,199,841	1,124,851
Informatica Term B Loan
4.50%, 06/03/22	324,188	311,337

	Par	Value
ION Media Networks, Inc. Term B Loan
4.75%, 12/18/20	$984,060	$966,839
J. Crew Group, Inc. Term B Loan
4.00%, 03/05/21	640,806	413,160
Jazz Acquisition, Inc. Term Loan
4.50%, 06/19/21	435,073	389,934
Jo-Ann Stores LLC Term Loan
4.00%, 03/18/18	290,106	270,524
KIK Custom Products, Inc. Term B Loan
6.00%, 08/27/22	673,313	651,430
Kronos, Inc. Term B Loan
4.50%, 10/30/19	545,524	535,639
Level 3 Financing, Inc. Term B Loan
3.50%, 01/31/22	650,000	639,112
Liberty Cablevision of Puerto Rico LLC Term Loan
4.50%, 01/07/22	800,000	773,000
Life Time Fitness, Inc. Term B Loan
4.25%, 06/10/22	348,250	338,893
Lineage Logistics LLC Term B Loan
4.50%, 04/07/21	581,659	523,493
LTS Buyer LLC Term B Loan
4.00%, 04/13/20	1,029,719	1,000,372
Lully Finance LLC Term B-1 Loan
5.00%, 07/11/22	400,000	389,000
MacDermid, Inc. Term B-2 Loan
5.50%, 06/07/20	495,000	477,675
Mallinckrodt International Finance SA Term B Loan
3.25%, 03/19/21	505,517	489,088
Match Group, Inc. Term B Loan
5.50%, 11/16/22	630,000	621,338
Mauser Holding S.à.r.l Term Loan
4.50%, 07/31/21	620,289	604,782
McJunkin Red Man Corporation Term B Loan
4.75%-6.00%, 11/09/19	332,470	303,066
Media General, Inc. Term B Loan
4.00%, 07/31/20	758,332	747,192
Methanol Holdings Trinidad, Ltd. Term B Loan
4.25%, 06/30/22	299,250	275,310
Michaels Stores, Inc. Term B Loan
3.75%, 01/28/20	569,036	563,346
Microsemi Corporation Term B Loan
0.00%, 12/17/22 S	480,000	470,640

254	See Notes to Financial Statements.

	Par	Value
Mission Broadcasting, Inc. Term B-2 Loan
3.75%, 10/01/20	$575,031	$570,241
Mitel US Holdings, Inc. Term B Loan
5.50%, 04/29/22	447,625	441,658
MoneyGram International, Inc. Term B Loan
4.25%, 03/28/20	199,270	181,501
MPH Acquisition Holdings LLC Term B Loan
3.75%, 03/31/21	1,082,027	1,051,373
Multi Packaging Solutions, Inc. Term B Loan
4.25%, 09/30/20	796,306	764,454
National Financial Partners Corporation Term Loan
4.50%, 07/01/20	987,506	946,356
Nautilus Merger Sub, Inc. Term B Loan
4.00%, 03/13/21	332,243	318,538
Navistar, Inc. Term B Loan
6.50%-7.75%, 08/07/20	425,000	372,585
Neiman Marcus Group, Ltd. LLC Term Loan
4.25%, 10/25/20	706,436	623,430
Neptune Finco Corporation Term B Loan
5.00%, 09/25/22	770,000	767,836
Nexstar Broadcasting, Inc. Term B-2 Loan
3.75%, 10/01/20	652,094	646,662
North American Lifting Holdings, Inc. Term Loan
5.50%, 11/27/20	490,192	352,119
10.00%, 11/27/21	250,000	185,000
Numericable US LLC Term B-1 Loan
4.50%, 05/21/20	849,268	816,146
Numericable US LLC Term B-2 Loan
4.50%, 05/21/20	734,732	706,078
Orion Engineered Carbons GmbH Term B Loan
5.00%, 07/25/21	790,000	726,939
Pacific Drilling SA Term B Loan
4.50%, 06/03/18	381,023	162,887
Party City Holdings, Inc Term B Loan
4.25%, 08/19/22	299,250	290,087
Penn Products Terminals LLC Term B Loan
4.75%, 04/14/22	595,500	556,792
Performance Food Group, Inc. Term Loan
6.25%, 11/14/19	336,648	334,012
PetSmart, Inc. Term B Loan
4.25%, 03/10/22	895,500	870,650

	Par	Value
Pharmaceutical Product Development LLC Term B Loan
4.25%, 08/18/22	$696,500	$675,605
Prestige Brand, Inc. Term B-3 Loan
3.50%, 09/03/21	97,067	96,360
Quebecor Media, Inc. Term B-1 Loan
3.25%, 08/17/20	1,719,905	1,661,325
Quincy Newspapers Inc. Term B Loan
5.50%-7.00%, 11/02/22	495,000	487,164
Quintiles Transnational Corporation Term B Loan
3.25%, 05/12/22	480,774	478,770
RCS Capital Corporation Term Loan
7.50%, 04/29/19	708,708	572,112
Reynolds Group Holdings, Inc. Term B Loan
4.50%, 12/01/18	972,216	961,483
Sabre GLBL, Inc. Term B-2 Loan
4.00%, 02/19/19	977,500	965,897
SAM Finance Lux S.à r.l. Term B Loan
4.25%, 12/17/20	480,007	478,605
Sandy Creek Energy Associates LP Term B Loan
5.00%-6.25%, 11/08/20	272,216	185,295
SBA Senior Finance II LLC Term B-2 Loan
3.25%, 06/10/22	992,015	966,282
Seadrill Operating LP Term B Loan
4.00%, 02/21/21	490,000	202,532
SeaWorld Parks & Entertainment, Inc. Term B-2 Loan
3.00%, 05/14/20	249,346	231,891
Sedgwick Claims Management Services, Inc. Term Loan
3.75%, 02/28/21	609,948	584,025
6.75%, 02/28/22	500,000	450,000
Sequa Corporation Term B Loan
5.25%, 06/19/17	1,166,601	803,986
ServiceMaster Co. LLC (The) Term B Loan
4.25%, 07/01/21	892,341	881,187
SIG Combibloc PurchaseCo S.à.r.l Term B Loan
4.25%, 03/13/22	472,619	464,424
Signode Industrial Group US, Inc. Term B Loan
3.75%, 05/01/21	350,000	326,293
Solenis International LP Term Loan
4.25%, 07/31/21	689,761	660,019

See Notes to Financial Statements.	255

FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Southcross Holdings Borrower LP Term Loan
6.00%, 07/29/21	$985,000	$538,470
Spectrum Brands, Inc. Term Loan
3.75%-5.25%, 06/23/22	643,078	638,625
Spin Holdco, Inc. Term B Loan
4.25%, 11/08/19	977,650	937,077
Styrolution Group GmbH Term B-1 Loan
6.50%, 09/30/19	494,256	490,138
Summit Materials LLC Term B Loan
4.25%, 07/17/22	497,500	489,625
Team Health, Inc. Term B Loan
4.50%, 11/23/22	560,000	557,553
TierPoint LLC Term B Loan
5.25%, 12/02/21	990,000	967,725
Time, Inc. Delayed Draw Term B-DD Loan
4.25%, 04/24/21	989,950	975,101
T-Mobile USA, Inc. Term B Loan
3.50%, 11/09/22	360,000	359,608
Tower Automotive Holdings USA LLC Term B Loan
4.00%, 04/23/20	300,000	286,500
TPF II Power LLC Term B Loan
5.50%, 10/02/21	737,738	720,217
TransUnion LLC Term B-2 Loan
3.50%, 04/09/21	1,156,614	1,121,430
Tribune Media Co. Term B Loan
3.75%, 12/27/20	746,250	733,892
Tribune Publishing Co. Term B Loan
5.75%, 08/04/21	471,856	432,338
TTM Technologies, Inc. Term B Loan
6.00%, 05/31/21	324,188	292,579
Univar USA, Inc. Term B Loan
4.25%, 07/01/22	344,138	332,426
Univision Com-munications, Inc. Term C-4 Loan
4.00%. 03/01/20	1,336,761	1,306,016
UPC Financing Partnership Term AH Loan
3.25%, 06/30/21	400,000	392,124
Valeant Pharmaceuticals International, Inc. Term BF1 Loan
4.00%, 04/01/22	1,637,625	1,571,711
Virgin Media Investment Holdings, Ltd. Term F Loan
3.50%, 06/30/23	500,000	488,985

	Par	Value
Walter Investment Management Corporation Term Loan
4.75%, 12/18/20	$473,333	$405,590
WaveDivision Holdings LLC Term Loan
4.00%,10/15/19	328,819	323,065
Weather Channel Term Loan
5.75%, 02/13/20	669,938	668,979
West Corporation Term B-10 Loan
3.25%, 06/30/18	639,803	628,376
Westmoreland Coal Co. Term B Loan
7.50%, 12/16/20	346,417	209,582
WideOpenWest Finance LLC Term B Loan
4.50%, 04/01/19	902,264	865,968
William Morris Endeavor Entertainment LLC Term B Loan
5.25%, 05/06/21	1,477,500	1,449,339
WMG Acquisition Corporation Term B Loan
3.75%, 07/01/20	1,136,290	1,073,317
XPO Logistics Inc. Term B Loan
5.50%, 10/30/21	360,000	358,049
Yankee Cable Acquisition LLC. Term B Loan
4.25%, 03/01/20	473,774	466,222
Zayo Group LLC Term B Loan
3.75%, 07/02/19	487,486	478,692
Zebra Technologies Corporation Term B Loan
4.75%, 10/27/21	555,000	555,000
Ziggo BV Delayed Draw Term B3-DD Loan
3.50%, 01/15/22	509,489	494,133
Ziggo BV Term B-1 Loan
3.50%, 01/15/22	480,723	466,234
Ziggo BV Term B-2 Loan
3.50%, 01/15/22	309,787	300,450

Total Loan Agreements (Cost $123,667,163)		116,055,222

256	See Notes to Financial Statements.

	Shares	Value
MONEY MARKET FUNDS — 10.6%
GuideStone Money Market Fund (Investor Class)¥	14,734,600	$14,734,600
Northern Institutional Liquid Assets Portfolio§	255,750	255,750

Total Money Market Funds (Cost $14,990,350)		14,990,350

TOTAL INVESTMENTS — 99.9% (Cost $149,230,024)		141,293,777
Other Assets in Excess of Liabilities — 0.1%		145,282

NET ASSETS — 100.0%		$141,439,059

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Corporate Bonds	$8,804,330	$—	$8,804,330	$—
Foreign Bonds	1,443,875	—	1,443,875	—
Loan Agreements	116,055,222	—	108,106,464	7,948,758
Money Market Funds	14,990,350	14,990,350	—	—

Total Assets - Investments in Securities	$141,293,777	$14,990,350	$118,354,669	$7,948,758

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2015.

The unobservable inputs used in the fair value measurement of the reporting entity’s loan agreements are values based on evaluated quotations received from dealers who make markets in such securities. Significant increases (decreases) in those evaluated quotations would result in a significantly higher (lower) fair value measurement.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Value	Loan Agreements
Balance, 12/31/14	$11,263,387	$11,263,387
Accrued discounts/premiums	16,805	16,805
Realized gain (loss)(1)	(65,295)	(65,295)
Change in unrealized appreciation (depreciation)(2)	(688,352)	(688,352)
Purchases	3,281,527	3,281,527
Sales	(2,763,343)	(2,763,343)
Transfers in to Level 3(3)	2,312,634	2,312,634
Transfers out of Level 3(4)	(5,408,605)	(5,408,605)
Maturities	—	—
Paydowns	—	—

Balance, 12/31/15	$7,948,758	$7,948,758

(1)	Realized gain (loss) from the sale of Level 3 securities is included on the Statement of Operations in Net realized gain (loss) from: Investment securities.

(2)	Change in unrealized appreciation (depreciation) is located on the Statement of Operations in Net change in unrealized appreciation (depreciation) on: Investment securities.

(3)

Transfers in to Level 3 represent the value of securities at December 31, 2015 that were transferred from Level 1 and Level 2 to Level 3 of the fair value hierarchy as a result of the inability of the Fund to obtain a price using an objective method such as a pricing vendor.

(4)

Transfers out of Level 3 represent the value of securities at December 31, 2015 that were transferred from Level 3 to Level 2 of the fair value hierarchy as a result of the ability of the Fund to obtain a price using an objective method such as a pricing vendor.

See Notes to Financial Statements.	257

Real Assets Fund (Unaudited)

The Real Assets Fund, through investments in other funds, invests mainly in securities or physical assets with real return characteristics.

The Fund had a target asset allocation to Real Assets Select Funds and another real return fund including 33% Inflation Protected Bond Fund, 15% Real Estate Securities Fund, 17.5% Credit Suisse Commodity Return Strategy Fund (a third party mutual fund), 17.5% Global Natural Resources Equity Fund and 17% Flexible Income Fund.

As a fund of funds, its performance was based on the performance of the underlying funds. The Fund underperformed its composite benchmark index (33% Barclays U.S. TIPS Index, 17% S&P/LSTA Leveraged Loan Index, 15% FTSE EPRA / NAREIT Developed Index, 14% MSCI World Commodity Producers Index, 4% NYSE Arca Gold Miners Index and 17% S&P Dow Jones-UBS Commodity Index) during 2015 (-11.77% versus -8.83%) .

On an absolute basis, only the Real Estate Securities Fund had positive performance for the year as the other underlying Funds delivered negative returns. The Real Estate Securities Fund contributed to performance while the largest detractors were the Credit Suisse Commodity Return Strategy Fund and Global Natural Resources Equity Fund.

The Real Estate Securities Fund contributed positively to benchmark relative performance, while other underlying Real Asset Select Funds underperformed their respective benchmarks. The dominant driver of benchmark relative underperformance was the Fund’s allocation to the Global Natural Resources Equity Fund, which trailed its benchmark in 2015.

The Fund did not invest in derivative instruments during the year.

This Fund may be suitable for investors who have a medium- to long-term investment horizon, possess a moderate tolerance for risk and seek to participate in the return potential of real return related securities. The Fund attempts to achieve its objective by investing in selected GuideStone Funds Select Funds and other investments. By investing in the Fund, you will also incur the expenses and risks of underlying fund investments. The principal risks of the Fund will change depending on the asset mix of the Select Funds and other investments in which it invests. You may directly invest in only those Select Funds which are eligible for direct investment. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund.

At December 31, 2015, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Real Return Select Funds	81.2
Credit Suisse Commodity Return Strategy	17.2
Fixed Income Select Fund	1.6

100.0

Real Assets Fund (Unaudited)

Average Annual Total Returns as of 12/31/15
	Investor Class*	Benchmark**
One Year	-11.77%	-8.83%
Since Inception	-6.39%	-3.82%
Inception Date	07/01/13
Total Fund Operating Expenses (May 1, 2015 Prospectus, as amended on June 01, 2015)(1)	1.16%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund since July 1, 2013 (commencement of operations), with all dividends and capital gains reinvested, with the weighted composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a weighted composite benchmark index consisting of 33% Barclays U.S. TIPS Index (Series-L), 17% S&P/LSTA U.S. B- Ratings and Above Loan Index, 15% FTSE EPRA / NAREIT Developed Index - Net, 14% MSCI World Commodity Producers Index, 4% NYSE Arca Gold Miners Index and 17% S&P Dow Jones-UBS Commodity Index.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

REAL ASSETS FUND SCHEDULE OF INVESTMENTS	December 31, 2015

	Shares	Value
MUTUAL FUNDS — 100.0%
GuideStone Money Market Fund (Institutional Class)¥	537,345	$537,345
GuideStone Inflation Protected Bond Fund (Institutional Class)*¥	1,082,502	10,803,373
GuideStone Flexible Income Fund (Investor Class)¥	596,685	5,543,201
GuideStone Real Estate Securities Fund (Institutional Class)¥	510,562	4,829,919
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	1,098,023	5,610,899
Credit Suisse Commodity Return Strategy Fund (Class I)*	1,257,152	5,669,758

Total Mutual Funds (Cost $41,372,492)		32,994,495

TOTAL INVESTMENTS —100.0% (Cost $41,372,492)		32,994,495
Other Assets in Excess of Liabilities — 0.0%		5,265

NET ASSETS — 100.0%		$32,999,760

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$32,994,495	$32,994,495	$—	$—

Total Assets - Investments in Securities	$32,994,495	$32,994,495	$—	$—

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2015.

260	See Notes to Financial Statements.

Real Estate Securities Fund (Unaudited)

Global real estate markets experienced volatility during the year but showed resilience in the fourth quarter and erased a good portion of the losses suffered in the prior two quarters. Familiar themes such as moderating growth expectations in China, Federal Reserve policy related to the timing of potential interest rate hikes and falling commodity prices continued to dominate the headlines and contributed to market uncertainty throughout the year. The FTSE EPRA / NAREIT Developed Index – Net, posted a fourth quarter return of 4.19%, bringing the one-year return to -0.79%.

The Real Estate Securities Fund provides exposure to real estate by investing in public real estate securities with strong cash flow growth potential that provides the capacity for sustained dividend increases. The Fund was diversified among property sectors and geographical locations. The Fund outperformed its benchmark, the FTSE EPRA / NAREIT Developed Index - Net, for the 2015 calendar year (0.34% vs. -0.79%) . Stock selection in the Americas, Japan, Continental Europe and Asia ex-Japan contributed, while stock selection in the United Kingdom detracted from benchmark-relative returns. From a regional allocation perspective, an underweight in the Americas region and an overweight in the U. K. region were the largest contributors. An underweight in the Asia ex-Japan region and an overweight in the Japan region detracted the most during the year.

In 2015, derivative positions, exchange listed equity index futures contracts, were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a slight positive impact on Fund performance for the year.

This Fund may be suitable for investors who seek the potential for current income and long-term capital appreciation. Investors should be willing to accept significant short-term fluctuations in account value and want to diversify their portfolio through exposure to publicly traded real estate securities.

This Fund invests substantial assets in real estate investment trusts (REITs) that involve equity market risks as well as risks linked directly to the real estate market. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. It is possible to lose money by investing in the Fund.

At December 31, 2015, the portfolio holdings of the Fund, as a percentage of total investments, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Financial Services	51.9
Foreign Common Stocks	44.4
Money Market Funds	12.1

108.4

Real Estate Securities Fund (Unaudited)

Average Annual Total Returns as of 12/31/15
	Institutional Class*	Investor Class*	Benchmark***
One Year	0.00%	0.34%	-0.79%
Five Year	0.00%	8.48%	8.16%
Since Inception	-1.89%	2.72%	1.93%
Inception Date	04/30/15	12/29/06
Total Fund Operating Expenses (May 1, 2015 Prospectus, as amended on June 01, 2015)(1)	0.92%	1.13%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the FTSE EPRA/NAREIT Developed Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

REAL ESTATE SECURITIES FUND SCHEDULE OF INVESTMENTS	December 31, 2015

	Shares	Value
COMMON STOCKS — 51.9%
Financial Services — 51.9%
Agree Realty Corporation REITΔ	23,363	$794,108
Alexandria Real Estate Equities, Inc. REITΔ	11,078	1,001,008
American Residential Properties, Inc. REIT	69,605	1,315,535
AvalonBay Communities, Inc. REIT	20,537	3,781,478
Boston Properties, Inc. REIT	28,495	3,634,252
Brandywine Realty Trust REITΔ	119,871	1,637,438
Camden Property Trust REITΔ	11,859	910,297
Chesapeake Lodging Trust REITΔ	89,499	2,251,795
CoreSite Realty Corporation REITΔ	13,102	743,145
Crown Castle International Corporation REITΔ	6,384	551,897
CubeSmart REIT	59,739	1,829,208
CyrusOne, Inc. REITΔ	25,295	947,298
DCT Industrial Trust, Inc. REITΔ	81,656	3,051,485
Duke Realty Corporation REITΔ	94,840	1,993,537
Education Realty Trust, Inc. REITΔ	90,215	3,417,344
Equinix, Inc. REITΔ	10,150	3,069,360
Equity LifeStyle Properties, Inc. REITΔ	18,089	1,205,994
Equity One, Inc. REITΔ	45,316	1,230,329
Equity Residential REITΔ	98,065	8,001,123
Essex Property Trust, Inc. REIT	11,357	2,718,979
Extra Space Storage, Inc. REIT	25,740	2,270,525
Federal Realty Investment Trust REIT	20,281	2,963,054
First Industrial Realty Trust, Inc. REITΔ	20,770	459,640
Four Corners Property Trust, Inc. REITΔ*	20,192	487,839
General Growth Properties, Inc. REIT	131,073	3,566,496
Healthcare Trust of America, Inc. Class A REITΔ	50,479	1,361,419
Host Hotels & Resorts, Inc. REITΔ	28,931	443,802
Kilroy Realty Corporation REIT	14,661	927,748
LaSalle Hotel Properties REITΔ	27,743	698,014
Macerich Co. (The) REITΔ	50,936	4,110,026
Mack-Cali Realty Corporation REITΔ	22,135	516,852
Mid-America Apartment Communities, Inc. REITΔ	18,751	1,702,778
National Health Investors, Inc. REITΔ	14,127	859,910
National Retail Properties, Inc. REIT	49,130	1,967,656
New York REIT, Inc. REIT	63,931	735,206
Paramount Group, Inc. REIT	68,690	1,243,289
Pebblebrook Hotel Trust REITΔ	46,291	1,297,074
Physicians Realty Trust REITΔ	73,525	1,239,632
Piedmont Office Realty Trust, Inc. Class A REIT	51,994	981,647
Post Properties, Inc. REIT	27,782	1,643,583
Prologis, Inc. REIT	77,464	3,324,755

	Shares	Value
Public Storage REIT	23,250	$5,759,025
Retail Properties of America, Inc. Class A REITΔ	252,704	3,732,438
Rexford Industrial Realty, Inc. REITΔ	48,473	793,018
RMR Group, Inc. (The) Class A*	—	4
Senior Housing Properties Trust REITΔ	64,627	959,065
Simon Property Group, Inc. REIT	66,685	12,966,232
Sovran Self Storage, Inc. REITΔ	7,870	844,530
Spirit Realty Capital, Inc. REIT	375,103	3,758,532
STORE Capital Corporation REITΔ	39,827	923,986
Sunstone Hotel Investors, Inc. REITΔ	200,498	2,504,220
Taubman Centers, Inc. REITΔ	18,491	1,418,630
UDR, Inc. REITΔ	52,670	1,978,812
Urban Edge Properties REITΔ	74,915	1,756,757
Vornado Realty Trust REITΔ	71,934	7,190,523
Washington Real Estate Investment Trust REITΔ	40,949	1,108,080
Weingarten Realty Investors REITΔ	48,077	1,662,503
Welltower, Inc. REIT	133,316	9,069,487
WP Glimcher, Inc. REIT	77,140	818,455

		134,130,852

Total Common Stocks (Cost $129,187,299)		134,130,852

FOREIGN COMMON STOCKS — 44.4%
Australia — 5.8%
Dexus Property Group REIT	102,758	557,376
Goodman Group REIT	336,728	1,525,862
GPT Group (The) REIT	174,490	604,292
Ingenia Communities Group REIT	238,735	515,586
Investa Office Fund REIT	492,146	1,424,655
Mirvac Group REIT	1,201,274	1,719,668
Scentre Group REIT	1,137,265	3,449,482
Vicinity Centres REIT	1,268,948	2,574,278
Westfield Corporation REIT	380,492	2,617,746

		14,988,945

Austria — 0.1%
BUWOG AG*	10,987	238,335

Canada — 1.6%
Allied Properties Real Estate Investment Trust REIT	28,020	639,294
Chartwell Retirement Residences	97,766	897,325
First Capital Realty, Inc.Δ	61,070	809,882
Pure Industrial Real Estate Trust REIT	134,020	423,262
Smart Real Estate Investment Trust REIT	57,034	1,244,386

		4,014,149

Finland — 0.3%
Citycon OYJ*	330,940	859,555

France — 3.9%
Gecina SA REIT	19,570	2,379,167
Klepierre REIT	82,011	3,645,392

See Notes to Financial Statements.	263

REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Unibail-Rodamco SE REIT	15,639	$3,971,251

		9,995,810

Germany — 2.9%
alstria office REIT-AG*	62,631	834,346
LEG Immobilien AG*	26,526	2,161,896
Vonovia SE	149,629	4,622,526

		7,618,768

Hong Kong — 6.2%
Cheung Kong Property Holdings, Ltd.	575,307	3,721,652
Hang Lung Properties, Ltd.	724,209	1,640,955
Henderson Land Develop-ment Co., Ltd.	165,413	1,009,022
Hongkong Land Holdings, Ltd.	252,500	1,729,625
Link REIT	357,749	2,132,858
New World Development Co., Ltd.	625,831	614,527
Sun Hung Kai Properties, Ltd.	312,951	3,761,541
Swire Properties, Ltd.	389,036	1,118,610
Wharf Holdings, Ltd. (The)	57,904	319,253

		16,048,043

Ireland — 0.5%
Green REIT PLC	229,327	396,887
Hibernia REIT PLC	551,385	843,191

		1,240,078

Italy — 0.1%
Beni Stabili SpA REITΔ	453,311	341,671

Japan — 10.9%
Daibiru Corporation	46,400	382,233
Frontier Real Estate Investment Corporation REIT	92	369,079
Global One Real Estate Investment Corporation REITΔ	293	1,050,262
GLP J-REIT	531	513,857
Hulic Reit, Inc. REITΔ	315	439,549
Industrial & Infrastructure Fund Investment Corporation REIT	111	529,672
Invesco Office J-Reit, Inc. REIT	474	402,303
Invincible Investment Corporation REITΔ	772	448,383
Japan Logistics Fund, Inc. REIT	614	1,191,501
Japan Real Estate Investment Corporation REIT	333	1,615,960
Japan Retail Fund Investment Corporation REIT	762	1,465,994
Kenedix Office Investment Corporation REIT	181	846,180
Kenedix Residential Investment Corporation REITΔ	147	362,390
Mitsubishi Estate Co., Ltd.	217,643	4,525,523
Mitsui Fudosan Co., Ltd.	243,729	6,117,083
Mori Hills REIT Investment Corporation	1,146	1,468,175
Nippon Accommodations Fund, Inc. REIT	203	707,345
Nippon Building Fund, Inc. REIT	104	496,969
Nomura Real Estate Master Fund, Inc. REIT*	49	60,906

	Shares	Value
NTT Urban Development Corporation	141,000	$1,354,769
Sumitomo Realty & Development Co., Ltd.	51,003	1,455,763
Tokyo Tatemono Co., Ltd.	123,000	1,338,708
Top REIT, Inc.	97	367,407
United Urban Investment Corporation REIT	490	665,202

		28,175,213

Jersey — 0.1%
LXB Retail Properties PLC*	107,910	152,719

Luxembourg — 0.3%
ADO Properties SA 144A*	27,788	800,267

Netherlands — 0.9%
Eurocommercial Properties NV CVA	11,570	499,830
InterXion Holding NV*	32,590	982,589
Wereldhave NV REIT	16,605	931,442

		2,413,861

Singapore — 1.9%
CapitaLand Commercial Trust, Ltd. REIT	234,700	222,679
CapitaLand Mall Trust REIT	949,236	1,288,009
CapitaLand, Ltd.	838,864	1,971,742
Fortune Real Estate Investment Trust REIT	695,563	714,803
Mapletree Greater China
Commercial Trust REIT	331,085	213,147
Mapletree Industrial Trust REIT	9,000	9,648
Mapletree Logistics Trust REITΔ	586,900	408,932

		4,828,960

Spain — 0.6%
Inmobiliaria Colonial SA*	975,010	679,341
Merlin Properties Socimi SA REIT	67,436	844,790

		1,524,131

Sweden — 1.4%
Fabege AB	129,952	2,147,150
Hemfosa Fastigheter AB	5,242	58,240
Hufvudstaden AB, A Shares	55,724	787,748
Pandox AB*	12,102	222,178
Wihlborgs Fastigheter AB	23,854	481,032

		3,696,348

Switzerland — 0.4%
PSP Swiss Property AG*	12,896	1,130,848

United Kingdom — 6.5%
Assura PLC REIT	487,776	397,653
Big Yellow Group PLC REIT	47,390	562,121
British Land Co. PLC (The) REIT	319,008	3,691,222
Derwent London PLC REIT	18,447	997,758
Great Portland Estates PLC REIT	85,469	1,041,741
Hammerson PLC REIT	295,413	2,611,574
Helical Bar PLC	46,849	327,887
Intu Properties PLC REIT	268,578	1,254,783
Land Securities Group PLC REIT	140,284	2,431,842
LondonMetric Property PLC REIT	214,731	518,740

264	See Notes to Financial Statements.

	Shares	Value
Safestore Holdings PLC REIT	62,698	$329,631
Segro PLC REIT	214,176	1,355,416
St. Modwen Properties PLC	125,064	765,235
Workspace Group PLC REIT	37,043	521,705

		16,807,308

Total Foreign Common Stocks (Cost $121,371,436)		114,875,009

MONEY MARKET FUNDS — 12.1%
GuideStone Money Market Fund (Investor Class)¥	7,407,916	7,407,916
Northern Institutional Liquid Assets Portfolio§	23,903,069	23,903,069

Total Money Market Funds (Cost $31,310,985)		31,310,985

TOTAL INVESTMENTS — 108.4% (Cost $281,869,720)		280,316,846
Liabilities in Excess of Other Assets — (8.4)%		(21,763,516)

NET ASSETS — 100.0%		$258,553,330

See Notes to Financial Statements.	265

REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$134,130,852	$134,130,852	$—	$—
Foreign Common Stocks:
Australia	14,988,945	—	14,988,945	—
Austria	238,335	—	238,335	—
Canada	4,014,149	4,014,149	—	—
Finland	859,555	—	859,555	—
France	9,995,810	—	9,995,810	—
Germany	7,618,768	—	7,618,768	—
Hong Kong	16,048,043	1,729,625	14,318,418	—
Ireland	1,240,078	—	1,240,078	—
Italy	341,671	—	341,671	—
Japan	28,175,213	60,906	28,114,307	—
Jersey	152,719	152,719	—	—
Luxembourg	800,267	800,267	—	—
Netherlands	2,413,861	982,589	1,431,272	—
Singapore	4,828,960	9,648	4,819,312	—
Spain	1,524,131	—	1,524,131	—
Sweden	3,696,348	—	3,696,348	—
Switzerland	1,130,848	—	1,130,848	—
United Kingdom	16,807,308	725,540	16,081,768	—
Money Market Funds	31,310,985	31,310,985	—	—

Total Assets - Investments in Securities	$280,316,846	$173,917,280	$106,399,566	$—

Other Financial Instruments***
Futures Contracts	$39,530	$39,530	$—	$—

Total Assets - Other Financial Instruments	$39,530	$39,530	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

The Fund had securities that transferred from Level 1 to Level 2 of the fair value hierarchy as a result of foreign equities that were being valued based on quoted prices at December 31, 2014 that are now being fair valued. The value of the securities that were transferred to Level 2 as of December 31, 2015 is $5,344,027.

The Fund had securities that transferred from Level 2 to Level 1 of the fair value hierarchy as a result of foreign equities that were fair valued at December 31, 2014 that are now being valued based on quoted prices. The value of the securities that were transferred to Level 1 as of December 31, 2015 is $9,648.

266	See Notes to Financial Statements.

Global Natural Resources Equity Fund (Unaudited)

The Global Natural Resources Equity Fund primarily invests in equity securities of companies considered to be principally engaged in natural resources industries and related sectors or that supply goods, technology and services to such companies. The benchmark index was changed during the fourth quarter from the 75% MSCI World Commodity Producers Index / 25% NYSE Gold Miners Arca Index to the MSCI World Commodity Producers Index. From January through November, the Fund underperformed its former benchmark (-29.07% versus -20.07%) . During December, the Fund underperformed its new benchmark (-3.53% versus -0.11%) . Overall, the Fund underperformed its new benchmark for the 2015 calendar year (-34.49% versus -25.62%) .

From an allocation perspective, the Fund’s smaller capitalization bias hurt benchmark-relative results. For example, the Fund held no exposure to integrated oil companies (which includes the oil “majors,” such as ExxonMobil or Conoco Phillips), and instead had overweight exposures to “regional” independent players in the North American natural gas and oil sectors. These sectors significantly underperformed integrated oil companies and the MSCI World Commodity Producers Index for the one-year period ended December 31, 2015. The Fund was also overweight base metals (copper miners in particular), which hurt performance as declining economic growth concerns out of China weighed heavily on the sector.

From a stock selection perspective, the Fund’s benchmark relative results benefited from strong stock selection within the base metals and fertilizers industries. Stock selection within North American natural oil and gas sub-sectors was a slight detractor to relative performance.

During the year, the Fund remained focused on achieving its objective of seeking long-term capital appreciation.

The Fund did not invest in derivative instruments during the year.

This Fund may be suitable for investors who have a medium- to long-term investment horizon, possess a high tolerance for risk and seek to participate in the return potential of natural resources related equity securities. An investment in medium-, small- and micro-cap companies may involve greater risk and be more volatile and less liquid than an investment in a larger company. Investment in companies in natural resources industries may be significantly affected by (often rapid) changes in supply of, or demand for various natural resources. Concentrating investments in the natural resources sector increases the risk of loss because the securities of many or all of the companies in the sector may decline in value due to developments adversely affecting the sector, including market, economic, political or regulatory developments. Prices of precious metals and of precious metal-related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals. It is possible to lose money by investing in the Fund.

At December 31, 2015, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Foreign Common Stocks	53.1
Money Market Funds	40.0
Energy	36.0
Materials & Processing	1.7
Consumer Staples	0.3
Rights	—

131.1

Global Natural Resources Equity Fund (Unaudited)

Average Annual Total Returns as of 12/31/15
	Investor Class*	Benchmark**
One Year	-34.49%	-25.62%
Five Year	0.00%	0.00%
Ten Year	0.00%	0.00%
Since Inception	-22.34%	-13.28%
Inception Date	07/01/13
Total Fund Operating Expenses (May 01, 2015 Prospectus, as amended on June 01, 2015)(1)	1.36%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund since July 1, 2013 (commencement of operations), with all dividends and capital gains reinvested, with the weighted composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a weighted composite benchmark index consisting of 75% MSCI World Commodity Producers Index and 25% NYSE Arca Gold Miners Index.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

GLOBAL NATURAL RESOURCES EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2015

	Shares	Value
COMMON STOCKS — 38.0%
Consumer Staples — 0.3%
Archer-Daniels-Midland Co.Δ	14,600	$535,528

Energy — 36.0%
Anadarko Petroleum CorporationΔ	12,200	592,676
Antero Resources CorporationΔ*	309,877	6,755,319
Apache CorporationΔ	9,100	404,677
Cabot Oil & Gas CorporationΔ	348,382	6,162,878
Chesapeake Energy CorporationΔ	14,400	64,800
Chevron Corporation	45,200	4,066,192
Cimarex Energy Co.Δ	2,300	205,574
Concho Resources, Inc.Δ*	3,100	287,866
ConocoPhillipsΔ	29,700	1,386,693
Continental Resources, Inc.Δ*	2,000	45,960
Denbury Resources, Inc.Δ	1,607,170	3,246,483
Devon Energy Corporation	9,400	300,800
Energen CorporationΔ	1,900	77,881
EOG Resources, Inc.	59,648	4,222,482
EQT CorporationΔ	3,700	192,881
Exxon Mobil CorporationΔ	100,300	7,818,385
Hess Corporation	6,200	300,576
Laredo Petroleum, Inc.Δ*	584,658	4,671,417
Marathon Oil CorporationΔ	16,300	205,217
Murphy Oil CorporationΔ	3,900	87,555
Noble Energy, Inc.Δ	300,392	9,891,909
Occidental Petroleum Corporation	18,400	1,244,024
Pioneer Natural Resources Co.	3,600	451,368
Range Resources CorporationΔ	252,563	6,215,575
Southwestern Energy Co.Δ*	975,030	6,932,463
Whiting Petroleum CorporationΔ*	4,900	46,256

		65,877,907

Materials & Processing — 1.7%
Alcoa, Inc.Δ	31,500	310,905
CF Industries Holdings, Inc.	5,600	228,536
FMC CorporationΔ	3,200	125,216
Freeport-McMoRan, Inc.Δ	25,000	169,250
International Paper Co.	9,500	358,150
Monsanto Co.Δ	11,300	1,113,276
Mosaic Co. (The)	7,700	212,443
Newmont Mining CorporationΔ	12,700	228,473
Nucor CorporationΔ	7,700	310,310

		3,056,559

Total Common Stocks (Cost $100,704,600)		69,469,994

FOREIGN COMMON STOCKS — 53.1%
Australia — 6.6%
Alumina, Ltd.	60,784	50,727
BHP Billiton, Ltd.	77,296	994,763
Fortescue Metals Group, Ltd.	37,470	50,425
Iluka Resources, Ltd.Δ	1,547,426	6,844,907
Mineral Resources, Ltd.Δ	1,008,797	2,917,497
Newcrest Mining, Ltd.*	18,448	174,559
Origin Energy, Ltd.	41,966	141,959
Rio Tinto, Ltd.	10,209	330,153
Santos, Ltd.	40,364	107,508
South32, Ltd.*	128,127	98,427
Woodside Petroleum, Ltd.	17,846	371,802

		12,082,727

	Shares	Value
Austria — 0.1%
OMV AG	3,544	$100,598
voestalpine AG	2,737	83,720

		184,318

Bermuda — 2.8%
Bunge, Ltd.Δ	3,500	238,980
Kosmos Energy, Ltd.*	926,020	4,815,304

		5,054,284

Canada — 24.9%
Agnico Eagle Mines, Ltd.	5,200	136,680
Agrium, Inc.	3,300	294,942
ARC Resources, Ltd.	8,200	98,966
Barrick Gold Corporation	28,000	207,212
Cameco Corporation	9,500	117,197
Canadian Natural Resources, Ltd.	26,300	574,392
Canadian Oil Sands Ltd.	11,700	69,928
Cenovus Energy Inc	20,000	252,945
Crescent Point Energy Corporation	12,000	139,799
Eldorado Gold Corp	17,200	50,965
EnCana Corporation	20,300	103,136
First Quantum Minerals, Ltd.Δ	1,804,540	6,755,451
Franco-Nevada Corp	3,800	173,838
Goldcorp, Inc.Δ	616,299	7,124,336
HudBay Minerals, Inc.Δ	574,560	2,194,819
Husky Energy Inc	8,400	86,871
Imperial Oil, Ltd.Δ	7,100	231,313
Kinross Gold Corporation*	27,600	50,066
MEG Energy Corp*	3,300	19,127
Painted Pony Petroleum, Ltd.Δ*	350,970	882,688
Peyto Exploration & Development CorporationΔ	329,658	5,925,124
Potash Corporation of Saskatchewan	20,100	344,273
Prairiesky Royalty Ltd	3,600	57,030
Seven Generations Energy Ltd, Class A*	3,400	33,123
Silver Wheaton Corp	9,700	120,575
Suncor Energy, Inc.	34,800	898,356
Teck Resources, Ltd. Class B	13,600	52,485
Tourmaline Oil Corporation*	339,779	5,488,228
Turquoise Hill Resources, Ltd.Δ*	5,039,458	12,800,143
Vermilion Energy Inc	2,600	70,670
West Fraser Timber CO Ltd	1,700	64,538
Yamana Gold, Inc.	22,800	42,347

		45,461,563

Chile — 7.2%
Sociedad Quimica y Minera de Chile SA ADRΔ	690,783	13,131,785

Finland — 0.2%
Stora Enso OYJ, R Shares	13,257	119,872
UPM-Kymmene OYJ	12,845	238,473

		358,345

France — 1.3%
TOTAL SA	52,296	2,344,515

Germany — 0.2%
K+S AGΔ	4,606	117,413
ThyssenKrupp AGΔ	8,853	175,497

		292,910

See Notes to Financial Statements.	269

GLOBAL NATURAL RESOURCES EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Israel — 0.0%
Israel Chemicals, Ltd.	12,275	$49,828

Italy — 0.5%
Eni SpA	61,225	909,698

Japan — 0.7%
Hitachi Metals, Ltd.	5,200	64,159
Inpex Corporation	22,900	223,250
JFE Holdings, Inc.	11,800	185,288
Kobe Steel, Ltd.	74,000	80,402
Maruichi Steel Tube, Ltd.	1,000	29,522
Mitsubishi Materials Corporation	27,000	85,040
Nippon Steel & Sumitomo Metal Corporation	18,300	362,017
Oji Holdings Corporation	19,000	76,361
Sumitomo Metal
Mining Co., Ltd.	12,000	145,667

		1,251,706

Jersey — 0.3%
Glencore PLC*	294,472	390,216
Randgold Resources, Ltd.	2,245	138,308

		528,524

Luxembourg — 0.0%
ArcelorMittalΔ	24,049	101,468

Mauritius — 0.0%
Golden Agri-Resources, Ltd.	147,900	35,328

Netherlands — 0.0%
OCI NV*	2,028	50,075

Norway — 0.4%
Norsk Hydro ASA	32,366	120,308
Statoil ASA	26,859	374,596
Yara International ASA	4,303	185,065

		679,969

Papua New Guinea — 0.1%
Oil Search, Ltd.	32,982	160,534

Portugal — 0.1%
Galp Energia SGPS SA	9,280	108,286

Singapore — 0.0%
Wilmar International, Ltd.	46,200	95,326

Spain — 0.1%
Repsol SA	25,277	278,283

Sweden — 0.1%
Boliden AB	6,583	110,293
Lundin Petroleum ABΔ*	5,240	75,610

		185,903

Switzerland — 0.5%
Syngenta AG	2,237	875,569

United Kingdom — 7.0%
Anglo American PLC*	33,738	148,017
Antofagasta PLC	9,491	65,287
BG Group PLC	82,205	1,191,638
BHP Billiton PLC	50,831	566,861
BP PLC	440,154	2,287,355
Fresnillo PLC	5,320	55,313
Mondi PLC	8,838	173,232
Ophir Energy PLC*	2,776,161	4,004,965
Rio Tinto PLC	30,169	878,384
Royal Dutch Shell PLC A Shares	94,295	2,135,716

	Shares	Value
Royal Dutch Shell PLC B Shares	58,733	$1,338,588

		12,845,356

Total Foreign Common Stocks (Cost $152,128,871)		97,066,300

RIGHTS — 0.0%
Repsol SA* (Cost $11,584)	22,769	11,358

MONEY MARKET FUNDS — 40.0%
GuideStone Money Market Fund (Investor Class)Δ	16,074,034	16,074,034
Northern Institutional Liquid Assets Portfolio§	56,959,458	56,959,458

Total Money Market Funds (Cost $73,033,492)		73,033,492

TOTAL INVESTMENTS — 131.1% (Cost $325,878,547)		239,581,144
Liabilities in Excess of Other Assets — (31.1)%		(56,850,681)

NET ASSETS — 100.0%		$182,730,463

270	See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$69,469,994	$69,469,994	$—	$—
Foreign Common Stocks:
Australia	12,082,727	—	12,082,727	—
Austria	184,318	—	184,318	—
Bermuda	5,054,284	5,054,284	—	—
Canada	45,461,563	45,461,563	—	—
Chile	13,131,785	13,131,785	—	—
Finland	358,345	—	358,345	—
France	2,344,515	—	2,344,515	—
Germany	292,910	—	292,910	—
Israel	49,828	—	49,828	—
Italy	909,698	—	909,698	—
Japan	1,251,706	—	1,251,706	—
Jersey	528,524	—	528,524	—
Luxembourg	101,468	—	101,468	—
Mauritius	35,328	—	35,328	—
Netherlands	50,075	—	50,075	—
Norway	679,969	—	679,969	—
Papua New Guinea	160,534	—	160,534	—
Portugal	108,286	—	108,286	—
Singapore	95,326	—	95,326	—
Spain	278,283	—	278,283	—
Sweden	185,903	—	185,903	—
Switzerland	875,569	—	875,569	—
United Kingdom	12,845,356	—	12,845,356	—
Money Market Funds	73,033,492	73,033,492	—	—
Rights	11,358	11,358	—	—

Total Assets - Investments in Securities	$239,581,144	$206,162,476	$33,418,668	$—

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2015.

See Notes to Financial Statements.	271

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2015

	Inflation Protected Bond Fund	Flexible Income Fund
Assets
Investments in securities of unaffiliated issuers, at value	$296,753,706	$126,559,177
Investments in securities of affiliated issuers, at value	3,447,125	14,734,600

Total investments, at value (1)(2)	300,200,831	141,293,777
Cash	930,585	1,343,484
Cash collateral for derivatives	—	—
Foreign currency(3)	2,061,709	—
Receivables:
Dividends and reclaims	57	95
Interest	1,015,060	577,549
Securities lending	104	793
Receivable from advisor	—	—
Investment securities sold	2,620,824	1,589,205
Fund shares sold	56,650	146,279
Variation margin on financial futures contracts	18,032	—
Unrealized appreciation on foreign currency exchange contracts	474,371	—
Prepaid expenses and other assets	18,614	3,193

Total Assets	307,396,837	144,954,375

Liabilities
Options written, at value (4)	283,974	—
Unrealized depreciation on foreign currency exchange contracts	913,952	—
Collateral held for securities on loan, at value	—	255,750
Payables:
Investment securities purchased	4,147,732	3,021,828
Fund shares redeemed	—	—
Variation margin on financial futures contracts	70,910	—
Securities lending	16	119
Deferred foreign capital gains taxes	—	—
Accrued expenses:
Investment advisory fees	78,084	73,297
Shareholder servicing fees	14,278	30,001
Other expenses	60,217	134,321

Total Liabilities	5,569,163	3,515,316

Net Assets	$301,827,674	$141,439,059

Net Assets Consist of:
Paid-in-capital	$316,689,263	$151,762,298
Undistributed (distributions in excess of) net investment income	387,537	—
Accumulated net realized loss on investments, foreign currency translations and derivative transactions	(7,895,299)	(2,386,992)
Net unrealized appreciation (depreciation) on investments, foreign currency translations and derivative transactions	(7,353,827)	(7,936,247)

Net Assets	$301,827,674	$141,439,059

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$234,583,384	N/A

Institutional shares outstanding	23,515,039	N/A

Net asset value, offering and redemption price per Institutional share	$9.98	N/A

Net assets applicable to the Investor Class	$67,244,290	$141,439,059

Investor shares outstanding	6,754,096	15,217,098

Net asset value, offering and redemption price per Investor share	$9.96	$9.29

(1) Investments in securities of unaffiliated issuers, at cost	$303,669,444	$134,495,424
Investments in securities of affiliated issuers, at cost	3,447,125	14,734,600

Total investments, at cost	$307,116,569	$149,230,024

(2) Includes securities loaned of:	$3,543,683	$250,452

(3) Foreign currency, at cost	$2,050,749	$—

(4) Premiums received on options written	$423,332	$—

(6) Net of $(974) accrued foreign capital gains taxes on appreciated securities

272	See Notes to Financial Statements.

Real Assets Fund	Real Estate Securities Fund	Global Natural Resources Equity Fund

$5,669,758	$272,908,930	$223,507,110
27,324,737	7,407,916	16,074,034

32,994,495	280,316,846	239,581,144
—	—	16,319
—	396,000	—
—	1,272,170	36,697

59	1,332,326	75,916
—	—	—
—	12,080	159,464
7,755	—	—
—	1,233,522	—
35,413	37,969	85,368
—	—	—
—	—	—
1,049	25,073	7,180

33,038,771	284,625,986	239,962,088

—	—	—
—	—	—
—	23,903,069	56,959,458

—	1,689,455	—
—	106,387	4,350
—	76,700	—
—	1,809	23,915
—	—	2,640

—	147,842	124,852
7,020	20,878	37,922
31,991	126,516	78,488

39,011	26,072,656	57,231,625

$32,999,760	$258,553,330	$182,730,463

$43,477,770	$265,919,495	$351,680,050
73,873	(994,893)	(430,342)
(2,173,886)	(4,850,353)	(82,220,256)
(8,377,997)	(1,520,919)	(86,298,989)

$32,999,760	$258,553,330	$182,730,463

N/A	$159,195,844	N/A

N/A	16,822,631	N/A

N/A	$9.46	N/A

$32,999,760	$99,357,486	$182,730,463

4,094,328	10,469,436	35,729,924

$8.06	$9.49	$5.11

$9,132,865	$274,461,804	$309,804,513
32,239,627	7,407,916	16,074,034

$41,372,492	$281,869,720	$325,878,547

$ —	$26,449,358	$73,398,820

$ —	$1,272,377	$36,923

$ —	$—	$—

See Notes to Financial Statements.	273

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2015

	Inflation Protected Bond Fund	Flexible Income Fund
Investment Income
Dividends	$—	$—
Income distributions received from affiliated funds	1,042	1,199
Interest	354,185 (1)	6,339,608
Securities lending	282	3,282
Less foreign taxes withheld	—	—

Total Investment Income	355,509	6,344,089

Expenses
Investment advisory fees	948,668	990,791
Transfer agent fees:
Institutional shares	2,662	—
Investor shares	21,481	18,240
Custodian fees	71,128	125,670
Shareholder servicing fees:
Investor shares	357,115	346,494
Accounting and administration fees	73,913	60,371
Professional fees	68,855	83,306
Blue sky fees:
Institutional shares	160	—
Investor shares	26,783	22,687
Shareholder reporting fees:
Institutional shares	579	—
Investor shares	7,622	2,938
Trustee expenses	4,213	1,922
Line of credit facility fees	2,091	15,926
Other expenses	48,794	15,700

Total Expenses	1,634,064	1,684,045
Expenses waived/reimbursed net of amount recaptured(2)	(23,599)	(76,508)
Fees paid indirectly	—	—

Net expenses	1,610,465	1,607,537

Net Investment Income (Loss)	(1,254,956)	4,736,552

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Capital gain distributions received from affiliated funds	559	943
Investment securities	(287,776)	(2,276,907)
Futures transactions	(778,822)	—
Option contracts written	2,054,927	—
Option contracts purchased	(3,547,971)	—
Foreign currency	3,985,500	—

Net realized gain (loss)	1,426,417	(2,275,964)

Net change in unrealized appreciation (depreciation) on:
Investment securities	(6,765,246)	(4,835,703)
Investment securities of unaffiliated issuers	—	—
Futures	996,397	—
Option contracts written	163,827	—
Option contracts purchased	(258,553)	—
Foreign currency	(1,090,684)	—

Net change in unrealized appreciation (depreciation)	(6,954,259)	(4,835,703)

Net Realized and Unrealized (Loss)	(5,527,842)	(7,111,667)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,782,798)	$(2,375,115)

(1)

Includes amortization of bond premiums and deflationary adjustments for U.S. Treasury and Foreign Government Inflation Bonds which exceeded the aggregate of interest. See Note 3 in Notes to Financial Statements.

(2)	See Note 3a and 3c in Notes to Financial Statements.

274	See Notes to Financial Statements.

Real Assets Fund	Real Estate Securities Fund	Global Natural Resources Equity Fund

$—	$7,250,188	$2,682,984
453,454	576	1,682
—	—	—
—	96,265	898,042
—	(177,973)	(207,201)

453,454	7,169,056	3,375,507

45,339	1,933,773	2,620,240

—	2,741	—
19,766	25,070	17,763
5,751	217,767	50,497

67,059	397,173	643,073
4,138	104,321	76,053
57,312	112,842	115,722

—	160	—
17,745	21,293	24,159

—	831	—
4,825	16,214	2,792
681	3,579	3,582
331	1,779	1,735
9,757	64,259	26,594

232,704	2,901,802	3,582,210
(117,409)	(88,028)	(35,624)
—	(14,117)	(3,626)

115,295	2,799,657	3,542,960

338,159	4,369,399	(167,453)

311,238	516	1,234
(2,106,874)	9,763,982	(77,867,440)
—	75,056	—
—	—	—
—	—	—
—	(122,916)	(68,467)

(1,795,636)	9,716,638	(77,934,673)

(1,881,066)	(13,338,679)	(21,817,831)
(1,370,465)	—	—
—	(111,119)	—
—	—	—
—	—	—
—	2,703	(1,562)

(3,251,531)	(13,447,095)	(21,819,393)

(5,047,167)	(3,730,457)	(99,754,066)

$(4,709,008)	$638,942	$(99,921,519)

See Notes to Financial Statements.	275

STATEMENTS OF CHANGES IN NET ASSETS

	Inflation Protected Bond Fund
	For the Year Ended

	12/31/15	12/31/14
Operations:
Net investment income (loss)	$(1,254,956)	$1,848,773
Net realized gain (loss) on investment securities, foreign currency and derivative	1,426,417	(2,019,972)
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	(6,954,259)	7,575,645

Net increase (decrease) in net assets resulting from operations	(6,782,798)	7,404,446

Dividends and Distributions to Shareholders:
Dividends from net investment income(1)
Institutional shares	—	—
Investor shares	(939,144)	(6,199,837)
Distributions from net realized capital gains
Institutional shares	—	—
Investor shares	—	—

Total dividends and distributions	(939,144)	(6,199,837)

Capital Share Transactions(2):
Proceeds from shares sold
Institutional shares	259,093,292	—
Investor shares	20,592,691	59,688,149
Reinvestment of dividends and distributions
Institutional shares	—	—
Investor shares	938,919	6,198,245

Total proceeds from shares sold and reinvested	280,624,902	65,886,394

Value of shares redeemed
Institutional shares	(14,235,444)	—
Investor shares	(259,752,863)	(38,288,496)

Total value of shares redeemed	(273,988,307)	(38,288,496)

Net increase (decrease) from capital share transactions(3)	6,636,595	27,597,898

Total increase (decrease) in net assets	(1,085,347)	28,802,507

Net Assets:
Beginning of Year	302,913,021	274,110,514

End of Year*	$301,827,674	$302,913,021

*Including undistributed (distributions in excess of) net investment income	$387,537	$(1,888,970)

(1)

For the year ended December 31, 2014, Dividends from net investment income included dividends paid from the short-term portion of capital gain distributions received from affiliated funds for the Real Assets Fund. From December 31, 2015 forward, the short-term portion of capital gain distributions received from affiliated funds will be included in Distributions from net realized capital gains.

(2)	Inception date for Institutional Class for Inflation Protected Bond Fund and Real Estate Securities Fund was May 1, 2015.
(3)	See Note 6 in Notes to Financial Statements.

276	See Notes to Financial Statements.

Flexible Income Fund		Real Assets Fund		Real Estate Securities Fund		Global Natural Resources Equity Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
12/31/1	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14

$4,736,552	$3,662,738	$338,159	$756,020	$4,369,399	$5,638,480	$(167,453)	$(467,389)
(2,275,964)	40,485	(1,795,636)	266,616	9,716,638	13,572,357	(77,934,673)	3,148,999
(4,835,703)	(3,617,619)	(3,251,531)	(4,194,316)	(13,447,095)	18,175,114	(21,819,393)	(52,013,354)

(2,375,115)	85,604	(4,709,008)	(3,171,680)	638,942	37,385,951	(99,921,519)	(49,331,744)

—	—	—	—	(4,450,951)	—	—	—
(4,764,206)	(3,640,055)	(265,242)	(1,184,011)	(2,446,585)	(6,325,626)	(220,488)	(791,002)

—	—	—	—	(8,892,323)	—	—	—
—	(265,840)	(179,385)	(356,473)	(5,666,016)	(8,938,244)	—	(5,814,539)

(4,764,206)	(3,905,895)	(444,627)	(1,540,484)	(21,455,875)	(15,263,870)	(220,488)	(6,605,541)

—	—	—	—	169,837,132	—	—	—
31,155,171	26,735,107	6,474,572	40,888,566	34,118,123	40,370,589	82,083,602	82,926,908

—	—	—	—	13,324,780	—	—	—
4,746,733	3,905,895	443,898	1,539,255	8,108,339	15,248,884	220,392	6,602,552

35,901,904	30,641,002	6,918,470	42,427,821	225,388,374	55,619,473	82,303,994	89,529,460

—	—	—	—	(7,513,684)	—	—	—
(17,964,410)	(5,342,480)	(24,719,666)	(9,411,678)	(208,387,457)	(42,761,237)	(64,793,444)	(28,952,108)

(17,964,410)	(5,342,480)	(24,719,666)	(9,411,678)	(215,901,141)	(42,761,237)	(64,793,444)	(28,952,108)

17,937,494	25,298,522	(17,801,196)	33,016,143	9,487,233	12,858,236	17,510,550	60,577,352

10,798,173	21,478,231	(22,954,831)	28,303,979	(11,329,700)	34,980,317	(82,631,457)	4,640,067

130,640,886	109,162,655	55,954,591	27,650,612	269,883,030	234,902,713	265,361,920	260,721,853

$141,439,059	$130,640,886	$32,999,760	$55,954,591	$258,553,330	$269,883,030	$182,730,463	$265,361,920

$—	$—	$73,873	$1,012	$(994,893)	$(343,324)	$(430,342)	$(638,069)

See Notes to Financial Statements.	277

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated												Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distribu- tions from Net Realized Capital Gains(2)	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(3)(4)	Expenses, Gross(3)(5)	Invest- ment Income, Net (1)(4)	Portfolio Turnover Rate
Inflation Protected Bond Fund

Institutional Class
2015(6)	$10.41	$0.12	#	$—	†	$(0.55)	$—	$—	$9.98	(4.13)%	$234,584	0.40%	0.41%	1.75%	45%

Investor Class
2015	$10.22	$(0.28	)#	$—	†	$0.05	$(0.03)	$—	$9.96	(2.25)%	$67,244	0.66%	0.67%	(2.77)%	45%
2014	10.15	0.06	#	—	†	0.22	(0.21)	—	10.22	2.77	302,913	0.62	0.63	0.61	88
2013(7)	11.25	0.10	#	—	†	(1.06)	(0.09)	(0.05)	10.15	(8.64)	274,111	0.64	0.65	0.98	75
2012	11.16	0.21	#	—	†	0.46	(0.20)	(0.38)	11.25	6.06	197,762	0.65	0.66	1.80	94
2011	10.43	0.29	#	—	†	0.94	(0.31)	(0.19)	11.16	12.00	163,156	0.66	0.68	2.65	114
Flexible Income Fund

Investor Class
2015	$9.76	$0.33	#	$—	†	$(0.47)	$(0.33)	$—	$9.29	(1.54)%	$141,439	1.15%	1.20%	3.37%	50%
2014	10.06	0.31	#	—	†	(0.29)	(0.30)	(0.02)	9.76	0.22	130,641	1.20	1.23	3.06	77
2013(8)	10.00	0.11	#	—	†	0.05	(0.10)	— †	10.06	1.57	109,163	1.20	1.26	2.22	25
Real Assets Fund

Investor Class
2015	$9.26	$0.07	#	$0.06		$(1.22)	$(0.06)	$(0.05)	$8.06	(11.77)%	$33,000	0.26%	0.52%	0.76%	64	%(9)
2014	9.82	0.16	#	0.11		(0.57)	(0.20)	(0.06)	9.26	(3.07)	55,955	0.12	0.35	1.55	14
2013(8)	10.00	0.06	#	0.27		(0.42)	(0.09)	—	9.82	(0.87)	27,651	0.12	0.89	1.22	1

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated Funds.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(5)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(6)	Inception date was April 30, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(7)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.01%.
(8)	Inception date was July 1, 2013. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(9)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Fund and is not representative of a change in investment strategy for the Fund.

278	See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Capital Gain Distributions Received from Affiliated Funds		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distribu- tions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net		Expenses, Gross	Invest- ment Income/ (Loss), Net (1)	Portfolio Turnover Rate
Real Estate Securities Fund

Institutional Class
2015(2)	$10.50	$0.12	#	$—	†	$(0.33)	$(0.27)	$(0.56)	$9.46	(1.89)%	$159,196	0.93	%(3)	0.94%	1.83%	137%

Investor Class
2015	$10.26	$0.16	#	$—	†	$(0.13)	$(0.24)	$(0.56)	$9.49	0.34%	$99,357	1.12	%(3)	1.17%	1.50%	137%
2014	9.36	0.23	#	—	†	1.28	(0.25)	(0.36)	10.26	16.13	269,883	1.15		1.15	2.23	129
2013(4)	10.60	0.17	#	—	†	(0.02)	(0.21)	(1.18)	9.36	1.49	234,903	1.05		1.05	1.56	168
2012	9.18	0.17	#	—	†	1.40	(0.15)	—	10.60	17.09	191,148	1.05		1.06	1.62	95
2011	8.52	0.08	#	—	†	0.65	(0.07)	—	9.18	8.51	150,227	1.14		1.14	0.85	90
Global Natural Resources Equity Fund

Investor Class
2015	$7.81	$—	#	$—	†	$(2.69)	$(0.01)	$—	$5.11	(34.49)%	$182,730	1.36%		1.37%	(0.06)%	63%
2014	9.71	(0.02	)#	—	†	(1.68)	(0.02)	(0.18)	7.81	(17.49)	265,362	1.35	(5)	1.37	(0.17)	37
2013(6)(7)	10.00	(0.01	)#	—	†	(0.16)	(0.03)	(0.09)	9.71	1.69	260,722	1.42		1.42	(0.24)	18

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	Inception date was April 30, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(3)	The ratio for the Real Estate Securities Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% for the year 2015.
(4)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.03%.
(5)	The ratio for the Global Natural Resources Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% and 0.00% for the years 2014 and 2015.
(6)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.01%.
(7)	Inception date was July 1, 2013. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

See Notes to Financial Statements.	279

NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE FUNDS

GuideStone Funds (the “Trust”) was organized as a Delaware statutory trust on March 2, 2000. The Trust has established twenty-eight series (each, a “Fund” and together, the “Funds”). Each Fund is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The MyDestination 2005, MyDestination 2015, MyDestination 2025, MyDestination 2035, MyDestination 2045 and MyDestination 2055 Fund are each referred to as a “Target Date Fund” and together as the “Target Date Funds.”

The Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund are each referred to as an “Asset Allocation Fund” and together as the “Asset Allocation Funds.” The remaining Funds are each referred to as a “Select Fund” and are together referred to as the “Select Funds.” The Money Market Fund is referred to as the “Money Market Fund.” The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund and Global Bond Fund are together referred to as the “Fixed Income Funds.” The Defensive Market Strategies Fund, Equity Index Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund are together referred to as the “Equity Funds.”

The Inflation Protected Bond Fund, Flexible Income Fund, Real Assets Fund, Real Estate Securities Fund and the Global Natural Resources Equity Fund are together referred to as the “Real Return Select Funds.”

The International Equity Index Fund commenced operations as a registered investment company on June 1, 2015.

There are two classes of shares issued by the Funds — the Institutional Class and the Investor Class (each, a “Class” and together the “Classes”). The International Equity Index Fund issued the Institutional Class only. The Target Date Funds, Flexible Income Fund, Real Assets Fund and the Global Natural Resources Equity Fund issued the Investor Class only. All Classes of shares have identical voting, dividend and liquidation rights. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each Class of shares based upon its relative net assets. The Global Bond Fund, Inflation Protected Bond Fund and Real Estate Securities Fund issued Institutional Class shares on May 1, 2015. The Asset Allocation Funds issued Institutional Class shares on November 23, 2015.

Each Fund is a separate mutual fund with its own investment objective, strategies and risks. The Select Funds invest directly in particular types of fixed-income obligations, stocks and other investments. The Target Date, Asset Allocation and Real Assets Funds primarily invest in a different mix of the Select Funds to meet a specified investment strategy. The Target Date Funds, Asset Allocation Funds and Real Assets Fund are commonly referred to as “Fund of Funds.” Following the close of business on November 20, 2015, pursuant to the Plan, the Asset Allocation Funds received all of the assets and liabilities of the I Series Funds. The transfer was treated as a non-taxable event and, accordingly, the I Series Funds’ basis in securities transferred reflected historical cost basis as of the date of the transfer. The shareholders of the I Series Funds received Institutional Class Shares of the respective Allocation Fund with an aggregate net asset value equal to the aggregate net asset value of their shares in the I Series Fund immediately prior to the transfer.

I Series Funds	Asset Allocation Funds
Conservative Allocation I	Conservative Allocation
Institutional Class	Institutional Class
Balanced Allocation I	Balanced Allocation
Institutional Class	Institutional Class
Growth Allocation I	Growth Allocation
Institutional Class	Institutional Class
Aggressive Allocation I	Aggressive Allocation
Institutional Class	Institutional Class

The plan of reorganization and termination was completed at the close of business on November 20, 2015, with the transfer of all of the assets of each I Series Fund to the corresponding Asset Allocation Fund in exchange solely for the Asset Allocation Fund’s assumption of all of the liabilities of the I Series Fund and Institutional Class shares of the Asset Allocation Fund having an aggregate net asset value equal to the aggregate net asset value of the shares held in the I Series Fund.

The table below summarized the asset transfers and conversion ratios for each exchange.

		Net Assets	Unrealized	Accumulated	Share			Net Assets
	Shares	on	Appreciation	Net Realized	Conversion		Shares	on
I Series Fund	Redeemed	11/20/15	(Depreciation)	Gains	Ratio	Asset Allocation Fund	Issued	11/20/15
Conservative Allocation I						Conservative Allocation
Institutional Class	7,794,876	$72,465,073	$(2,891,208)	$(458,962)	0.807689	Institutional Class	6,295,836	$299,192,438
Balanced Allocation I						Balanced Allocation
Institutional Class	35,336,274	338,149,233	(13,269,032)	3,517,469	0.755288	Institutional Class	26,689,066	1,213,930,818
Growth Allocation I						Growth Allocation
Institutional Class	24,036,312	254,805,506	(3,928,689)	2,404,171	0.801277	Institutional Class	19,259,753	892,421,579
Aggressive Allocation I						Aggressive Allocation
Institutional Class	14,571,696	175,568,965	3,037,164	1,172,794	0.852696	Institutional Class	12,425,233	822,337,476

The table below summarizes the operations of the I Series Funds for the period from January 1, 2015 to November 20, 2015, the operations of the Asset Allocation Funds for the year ended December 31, 2015 as presented in the Statements of Operations, and the combined I Series and Asset Allocation Funds’pro-forma results of operations for the year ended December 31, 2015, assuming the acquisition had been completed on January 1, 2015.

I Series Fund				Asset Allocation Fund
For the Period				For the Year Ended
01/01/15 — 11/20/15				12/31/2015
		Net Realized				Net Realized
		and				and
	Net	Unrealized	Net Increase		Net	Unrealized	Net Increase
	Investment	Gain on	from		Investment	Gain on	from
I Series Fund	Income	Investments	Operations	Asset Allocation Fund	Income	Investments	Operations
Conservative Allocation I				Conservative Allocation
Fund Total	$784,941	$(1,117,508)	$(332,567)	Fund Total	$4,912,357	$(13,874,298)	$(8,961,941)
Balanced Allocation I				Balanced Allocation
Fund Total	4,431,020	(9,880,253)	(5,449,233)	Fund Total	26,773,844	(92,956,616)	(66,182,772)
Growth Allocation I				Growth Allocation
Fund Total	1,922,294	(5,501,089)	(3,578,795)	Fund Total	24,260,904	(64,339,084)	(40,078,180)
Aggressive Allocation I				Aggressive Allocation
Fund Total	189,534	981,745	1,171,279	Fund Total	22,517,865	(29,590,640)	(7,072,775)

Because each of the combined I Series and Asset Allocation Funds have been managed as a single Fund since the transfer was completed, it is not practicable to separate the amounts of revenue and earnings of the I Series Fund that has been included in the Asset Allocation Funds’ statements of operations.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of its financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires the Funds’ management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be significant.

a. Valuation of Securities

The Funds (except the Money Market Fund) each value securities traded on national securities exchanges or included in national market systems at the last quoted sale price, or official close price, on the principal exchange on which they were traded, or, in the absence of any sale or official close price, at the closing bid price. The valuation committee is comprised of individuals from GuideStone Capital Management (“GSCM” or “Adviser”) and BNY Mellon Investment Servicing (US) Inc. who previously have been identified to the Board of Trustees. Non-exchange traded securities for which an over-the-counter quotation is readily available are valued at the last quoted bid price.

Debt securities, excluding asset-backed and mortgage-backed securities, are valued at the mean of the last bid and ask prices available, which approximates fair value. Asset-backed and mortgage-backed securities are generally valued at the last bid price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the mean of the last bid and ask prices; those maturing in 60 days or less are generally valued at amortized cost which approximates current market value in accordance with Rule 2a-7 of the 1940 Act.

Forward foreign exchange contracts are valued based upon closing exchange rates from each respective foreign market.

Futures contracts are valued at the closing settlement price on the exchange on which they are primarily traded.

Options, rights and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options, rights and warrants not traded on a national securities exchange are valued at the last quoted bid price.

Swap agreements are valued daily based upon the terms specific to each agreement with its counterparty. (Please see Note 2i, “Derivative Financial Instruments” for additional information regarding the valuation of swap agreements).

To the extent available, valuations of portfolio securities are provided by independent pricing services approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value according to methods established in good faith by the Board of Trustees. Due to the potential excessive volatility at the time valuations are developed, pricing techniques may materially vary from the actual amounts realized upon sale of the securities.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value (“NAV”). The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its NAV if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its NAV, a Valuation Committee meeting may be called. The Trust uses Interactive Data Corporation (“IDC”) as a third party fair valuation vendor. IDC provides a fair value for foreign equity securities held by the Trust based on certain factors and methodologies applied by IDC in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Valuation Committee in consultation with, and approved by, the Board of Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. As part of the valuation procedures, a “confidence interval” is used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign equity security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Valuation Committee is exceeded on a specific day, the Trust will typically value non-U.S. equity securities in its portfolio that exceed the applicable confidence interval based upon the fair values provided by IDC.

The Target Date, Asset Allocation and Real Assets Funds value their investments in the underlying Select Funds and the Credit Suisse Commodity Return Strategy Fund daily at the closing NAV of each respective Fund.

The Financial Accounting Standards Board’s (“FASB”) “Fair Value Measurements and Disclosures” defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorizations of fair value measurements, and the criteria used to determine each categorization, are as follows:

Level 1	–	quoted prices in active markets for identical securities which include:

Equity securities, including restricted securities, for which market quotations are readily available, that are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded; and

Investments in open-end mutual funds, including the GuideStone Select Funds, Credit Suisse Commodity Return Strategy Fund and the Northern Institutional Liquid Assets Portfolio, which are valued at their closing NAV each business day.

Derivative financial instruments such as financial futures contracts and written and purchased put and call options for which market quotations are readily available, that are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded.

Level 2	–	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) which include:

Equity securities for which there were no sales or closing prices for that day, that are valued at the last quoted bid price or that may be valued using the last available price;

Foreign equity securities for which a Significant Event has occurred and a fair value price is provided by IDC;

Debt securities, including restricted securities that are valued based on evaluated quotations received from independent pricing. For corporate bonds, pricing services that utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices; and

Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available and are valued at amortized cost which approximates fair value.

Derivative financial instruments such as forward foreign exchange contracts and swap agreements that are valued based on pricing models using inputs observed on actively quoted markets or observable correlated market inputs.

Level 3	–	prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments) which include:

Restricted equity securities, private placements and derivative financial instruments where observable inputs are limited, assumptions about market activity and risk are used; and

Debt securities, including restricted securities, and derivative financial instruments that are valued based on evaluated quotations received from dealers who make markets in such securities.

Valuation levels are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the end of the reporting period.

In accordance with FASB “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S.GAAP and International Financial Reporting Standards (“IFRS”),” management has not presented quantitative disclosures for the securities which are advisor priced or valued by the valuation committee as there have been no adjustments to prices received from third parties as of December 31, 2015.

A valuation hierarchy including information regarding transfers between levels and Level 3 securities, where applicable, is shown at the end of each Fund’s Schedule of Investments.

b. Fixed Income Securities

The Fixed Income Funds, Defensive Market Strategies Fund and the Small Cap Equity Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities. Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

“TBA” (to be announced) commitments are commitments to purchase or sell mortgage-backed securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying securities, according to the procedures described in the section entitled “Valuation of Securities”.

The Low-Duration Bond Fund and Medium-Duration Bond Fund may enter into dollar roll transactions, pursuant to which they sell a mortgage-backed TBA or security and simultaneously purchase a similar, but not identical, TBA with the same issuer, rate and terms. The Funds may execute a “roll” to obtain better underlying mortgage securities or to increase yield. The Funds account for dollar roll transactions as purchases and sales, which has the effect of increasing their portfolio turnover rates. Risks associated with dollar rolls are that actual mortgages received by the Funds may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts. At December 31, 2015, there were no dollar roll transactions. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S.

Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

c. Foreign Currency Translations

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

d. Loan Participations

The Fixed Income Funds, the Small Cap Equity Fund and the Flexible Income Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate borrowers. Investments in loans may be in the form of participations in loans. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The holder may invest in multiple series of a loan, which may have varying terms and carry different associated risks. The holder generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, these instruments may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When investing in a loan participation, the holder has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

The Fixed Income Funds, the Small Cap Equity Fund and the Flexible Income Fund may invest in floating rate loans some of which may be unfunded corporate loan commitments (“commitments”). Commitments may obligate the holder to furnish temporary financing to a borrower until permanent financing can be arranged. The holder may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the holder may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense on the Statements of Operations.

	Security	Unfunded
Fund	Name	Commitment
Global Bond	Magnum Hunter Resources	120,000

e. REITs

The Real Estate Securities Fund invests substantial assets in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.

Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

f. Repurchase Agreements

Each Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. It is the Fund’s policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund’s custodian bank or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Repurchase transactions are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At December 31, 2015, the open repurchase agreements by counterparty which are subject to an MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received(1)	Cash Collateral Received	Net Amount(2)
Money Market
Bank of Nova Scotia (The)	$12,500,000	$(12,500,000)	$—	$—
Goldman Sachs & Co.	40,000,000	(40,000,000)	—	—
RBC Capital Markets LLC	12,000,000	(12,000,000)	—	—

Total Repurchase Agreements	$64,500,000	$(64,500,000)	$—	$—

(1)	The value of the related collateral received exceeded the value of the repurchase agreements as of December 31, 2015.
(2)	Net amount represents the net amount receivable due from (payable to) the counterparty in the event of default.

Additional information about master netting arrangements can be found in the Derivative Financial Instruments and Securities Lending sections of the Notes to Financial Statements.

The type and maturity of non-cash collateral in relation to the value of repurchase agreements on the Statement of Assets and Liabilities is as follows:

Fund/Collateral Type	Up to 30 Days	30—90 Days	Greater than 90 Days	Total
Money Market
Agency Obligations	$—	$—	$40,000,000	$40,000,000
U.S. Treasury Obligations	—	—	24,500,000	24,500,000

Total Value of Collateral	$—	$—	$64,500,000	$64,500,000

g. Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by cash equivalents deposited in an account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss; and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs.

The Equity Funds may sell short exchange-listed equity futures contracts to reduce market exposure. The Target Date Funds, Asset Allocation Funds, Fixed Income Funds and Small Cap Equity Fund may sell short U.S. Treasury securities and exchange-listed U.S. Treasury futures contracts to reduce market exposure. The Low-Duration Bond and Medium-Duration Bond Funds will occasionally enter into a short sale to initiate a dollar roll transaction. The Defensive Market Strategies Fund may establish short positions in stocks of companies with a market value of up to 30% of the Fund’s assets. The International Equity Fund may establish short positions in stocks of foreign companies with a market value of up to 7% of the Fund’s assets.

At December 31, 2015, the value of securities sold short in the International Equity Fund amounted to $66,003,436.

h. Synthetic Convertible Instruments

The Defensive Market Strategies Fund invests in synthetic convertible instruments. Synthetic convertible instruments are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from synthetic convertible instruments will be recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in synthetic convertible instruments include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with synthetic convertible instruments and the appreciation potential may be limited. Synthetic convertible instruments may be more volatile and less liquid than other investments held by the Fund.

i. Derivative Financial Instruments

The Funds may engage in various portfolio strategies to seek to increase their return by hedging their portfolios against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract. The Funds, in their normal course of business, may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ exposure may include future claims that may be made against the Funds that have not yet occurred.

Financial Futures Contracts — The Funds (except the Money Market Fund) may purchase or sell financial futures contracts and the options on such futures contracts for the purpose of hedging risk on existing securities, demonstrating purchase of securities or gaining market exposure on cash balances. Financial futures contracts are contracts for the delivery of securities at a specified future date at an agreed upon price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected.

Pursuant to the contract, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such payments or receipts are known as variation margin and are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Foreign Currency Options and Futures — The Fixed Income Funds, Defensive Market Strategies Fund, Small Cap Equity Fund and International Equity Fund may also enter into futures contracts on foreign currencies and related options on transactions as a short or long hedge against possible variations in foreign exchange rates.

Forward Foreign Exchange Contracts — Certain Funds may enter into forward foreign currency exchange contracts to hedge against adverse exchange rate fluctuation to the U.S. dollar or between different foreign currencies in connection with either specific security transactions or portfolio positions. Each contract is valued daily and the change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the opening value and the closing value of the contract. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Options — Certain Funds are authorized to write and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party and that party’s ability to perform. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Options purchased are recorded as an asset, and written options are recorded as liabilities to the extent of premiums paid or received. Each Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities.

Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed-rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers. When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the associated option and swap contract amounts reported in the Statement of Assets and Liabilities. The Funds bear the market risk arising from any change in index values or interest rates.

Swap Agreements — Each Select Fund, except the Money Market Fund, may enter into swap agreements. The Equity Funds may enter into equity swap contracts and the Fixed Income Funds and the Small Cap Equity Fund may enter into interest rate and credit default swaps. The Fixed Income Funds and International Equity Fund may enter into cross-currency swaps, and each Select Fund may enter into total return swaps.

Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A swap may be entered into in order to, among other things, change the maturity of a Fund’s portfolio, to protect a Fund’s value from changes in interest rates, to expose a Fund to a different security or market, or to help a Fund achieve a strategy relative to an index or other benchmark. By entering into a swap agreement, a Fund is exposed to the risk of unanticipated movements in interest rates or in the value of an underlying security or index (or the risk that the counterparty will not fulfill its obligation under the agreement). Credit default swaps involve the payment of amounts based on a specified rate multiplied by a notional amount as well as upon an event of default. In connection with these agreements, securities are set aside as collateral by the Fund’s custodian.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available; and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Fund’s sub-adviser. Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Certain of the Funds’ derivative agreements contain provisions that require the Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over one-month, three-month and 12-month periods. If a Fund were to violate such provisions, the counterparties to the derivative instruments could request immediate payment or demand immediate collateralization on derivative instruments in net liability positions. For the year ended December 31, 2015, all of the Funds maintained the required level of net assets and/or the NAVs of the Funds did not decline below the limits set forth in the derivative agreements.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swaps — Credit default swap (“CDS”) agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on CDS agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Upfront payments made or received in connection with CDS agreements are amortized over the expected life of the CDS agreements as unrealized gains or losses on swap agreements. The change in value of the CDS agreements is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

The sub-advisers monitor a variety of factors including cash flow assumptions, market activity, market sentiment and valuation as part of their ongoing process of assessing payment and performance risk. As payment and performance risk increases, the value of a CDS increases, resulting in recognition of unrealized gains for long positions and unrealized losses for short positions. Conversely, as payment and performance risk decreases, unrealized gains are recognized for short positions and unrealized losses are recognized for long positions. Any current or future declines in the fair value of the swap may be partially offset by upfront payments received by the Fund as a seller of protection if applicable. The change in value is recorded within unrealized appreciation (depreciation) until the occurrence of a credit event or the termination of the swap, at which time a realized gain (loss) is recorded.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

CDS agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use CDS on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

CDS agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike CDS on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write down or loss events on the underlying loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use CDS on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. At December 31, 2015, there were no investments in CDS agreements on asset-backed securities.

CDS agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using CDS with standardized terms including a fixed spread and standard maturity dates. An index CDS references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use CDS on credit indices to hedge a portfolio of CDS or bonds with a CDS on indices which is less expensive than it would be to buy many CDS to achieve a similar effect. CDS on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of CDS agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection CDS agreements entered into by a Fund for the same referenced entity or entities.

CDS involve greater risks than if the Funds had invested in the referenced obligation directly. In addition to general market risks, CDS are subject to liquidity risk and counterparty credit risk. The Funds enter into CDS with counterparties meeting defined criteria for financial strength. A buyer also may lose its investment and recover nothing should a credit event not occur. If a credit event did occur, the value of the referenced obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value.

Exchange Traded Swap Agreements — Exchange traded swaps are either interest rate or CDS agreements brokered by the Chicago Mercantile Exchange or the Intercontinental Exchange (the “Exchanges”) where the Exchanges are the counterparty to both the buyer and seller of protection. Exchange traded swaps involve a lesser degree of risk because the Exchanges, as counterparties, monitor risk factors for the involved parties. Exchange traded swaps are subject to general market risks and to liquidity risk. Pursuant to the agreement, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract (the “Margin”) and daily interest on the margin. In the case of exchange traded interest rate swaps, the daily settlement also includes the daily portion of interest. Such payments are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.

Exchange traded swaps require no payments at the beginning of the measurement period nor are there liquidation payments at the termination of the swap.

Cross-Currency Swap Agreements — Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows but only for exchanging interest cash flows.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements — Total return swap agreements on commodities involve commitments where exchanged cash flows are based on the price of a commodity and in return a Fund receives either fixed or determined by floating price rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

FASB “Derivatives and Hedging” includes required disclosure for (i) the nature and terms of the derivative, reasons for entering into the derivative, the events or circumstances that would require the seller to perform under the derivative, and the current status of the payment/performance risk of the derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the derivative, (iii) the fair value of the derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. FASB “Guarantees” require additional disclosures about the current status of the payment/performance risk of a guarantee. All of this information has been incorporated for the current period as part of the Schedules of Investments within the Swap agreements outstanding disclosure and in the Notes to Financial Statements.

As of December 31, 2015, the Low-Duration Bond Fund and the Medium-Duration Bond Fund are the buyers (“receiving protection”) on a total notional amount of $1,750,000 and $8,160,000, respectively, and the sellers (“providing protection”) on a total notional amount of $1,200,000 and $14,650,000, respectively. The notional amounts of the swaps are not recorded in the financial statements; however, the notional amount does approximate the maximum potential amount of future payments that the Funds could be required to make if the Funds were the seller of protection and a credit event was to occur. Those credit default swaps for which the Funds are providing protection at balance sheet date are summarized as follows:

Written Credit Derivative Contracts	Single Name Credit Default Swaps		Credit Default Swap Index
	Corporate	Sovereign	Asset-Backed	Corporate
Reference Asset	Debt	Debt	Securities	Debt	Total
Low-Duration Bond Fund
Fair value of written credit derivatives	$(5,547)	$—	$—	$—	$(5,547)
Maximum potential amount of future payments	1,200,000	—	—	—	1,200,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)	—	—	—	—	—
Collateral held by the Funds or other third parties which the Funds can obtain upon occurrence of triggering event	—	—	—	—	—
Medium-Duration Bond Fund
Fair value of written credit derivatives	$3,643	$(24,072)	$52,328	$—	$31,899
Maximum potential amount of future payments	1,600,000	1,000,000	12,050,000	—	14,650,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)	—	—	—	—	—
Collateral held by the Funds or other third parties which the Funds can obtain upon occurrence of triggering event	—	—	—	—	—

At December 31, 2015, there were no recourse provisions with third parties to recover any amounts paid under the credit derivative agreement (including any purchased credit protection) nor was any collateral held by the Funds or other third parties which the Funds can obtain upon occurrence of a triggering event.

The credit spread disclosed below for each referenced obligation where the Funds are the seller of protection is a representation of the current payment/performance risk of the swap.

	Maximum Potential Amount of Future Payments by Contract Term
Current credit spread on underlying (in basis points)	0-6 Months	6-12 Months	1-5 Years	5-10 Years	More Than 10 Years	Total
Low-Duration Bond Fund
0 - 100	$—	$—	$—	$—	$—	$—
101 - 250	—	—	1,200,000	—	—	1,200,000
251 - 500	—	—	—	—	—	—
501 - 1,000	—	—	—	—	—	—
Greater than 1,000	—	—	—	—	—	—

Total	$—	$—	$1,200,000	$—	$—	$1,200,000

Medium-Duration Bond Fund
0 - 100	$—	$7,825,000	$4,925,000	$—	$—	$12,750,000
101 - 250	—	—	900,000	—	—	900,000
251 - 500	—	—	1,000,000	—	—	1,000,000
501 - 1,000	—	—	—	—	—	—
Greater than 1,000	—	—	—	—	—	—

Total	$—	$7,825,000	$6,825,000	$—	$—	$14,650,000

Offsetting of Financial and Derivative Assets and Liabilities

Certain Funds are parties to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“MA”) with various counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The ISDA MA may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the ISDA MA, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio or Statements of Assets and Liabilities.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to an ISDA MA in the Statements of Assets and Liabilities.

At December 31, 2015, derivative assets and liabilities (by type) held by the Funds are as follows:

Fund	Assets	Liabilities
MyDestination 2005
Derivative Financial Instruments:
Financial futures contracts	$1,266	$6,720

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,266	6,720
Derivatives not subject to an MA or similar agreement	1,266	6,720

Total assets and liabilities subject to an MA	$—	$—

MyDestination 2015
Derivative Financial Instruments:
Financial futures contracts	$5,344	$42,565
Total derivative assets and liabilities in the Statements of Assets and Liabilities	5,344	42,565
Derivatives not subject to an MA or similar agreement	5,344	42,565

Total assets and liabilities subject to an MA	$—	$—

Fund	Assets	Liabilities
MyDestination 2025
Derivative Financial Instruments:
Financial futures contracts	$6,531	$74,580

Total derivative assets and liabilities in the Statements of Assets and Liabilities	6,531	74,580
Derivatives not subject to an MA or similar agreement	6,531	74,580

Total assets and liabilities subject to an MA	$—	$—

MyDestination 2035
Derivative Financial Instruments:
Financial futures contracts	$2,969	$70,110

Total derivative assets and liabilities in the Statements of Assets and Liabilities	2,969	70,110
Derivatives not subject to an MA or similar agreement	2,969	70,110

Total assets and liabilities subject to an MA	$—	$—

MyDestination 2045
Derivative Financial Instruments:
Financial futures contracts	$594	$61,105

Total derivative assets and liabilities in the Statements of Assets and Liabilities	594	61,105
Derivatives not subject to an MA or similar agreement	594	61,105

Total assets and liabilities subject to an MA	$—	$—

MyDestination 2055
Derivative Financial Instruments:
Financial futures contracts	$—	$6,720

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	6,720
Derivatives not subject to an MA or similar agreement	—	6,720

Total assets and liabilities subject to an MA	$—	$—

Conservative Allocation
Derivative Financial Instruments:
Financial futures contracts	$844	$14,430

Total derivative assets and liabilities in the Statements of Assets and Liabilities	844	14,430
Derivatives not subject to an MA or similar agreement	844	14,430

Total assets and liabilities subject to an MA	$—	$—

Balanced Allocation
Derivative Financial Instruments:
Financial futures contracts	$33,516	$211,980

Total derivative assets and liabilities in the Statements of Assets and Liabilities	33,516	211,980
Derivatives not subject to an MA or similar agreement	33,516	211,980

Total assets and liabilities subject to an MA	$—	$—

Growth Allocation
Derivative Financial Instruments:
Financial futures contracts	$11,500	$212,440

Total derivative assets and liabilities in the Statements of Assets and Liabilities	11,500	212,440
Derivatives not subject to an MA or similar agreement	11,500	212,440

Total assets and liabilities subject to an MA	$—	$—

Fund	Assets	Liabilities
Aggressive Allocation
Derivative Financial Instruments:
Financial futures contracts	$—	$230,585

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	230,585
Derivatives not subject to an MA or similar agreement	—	230,585

Total assets and liabilities subject to an MA	$—	$—

Low-Duration Bond
Derivative Financial Instruments:
Financial futures contracts	$76,501	$80,398
Forward foreign exchange contracts	319,042	546,966
Options	29,641	661,700
Swaps	433,568	28,492

Total derivative assets and liabilities in the Statements of Assets and Liabilities	858,752	1,317,556
Derivatives not subject to an MA or similar agreement	157,729	128,139

Total assets and liabilities subject to an MA	$701,023	$1,189,417

Medium-Duration Bond
Derivative Financial Instruments:
Financial futures contracts	$576,509	$329,920
Forward foreign exchange contracts	2,069,681	1,413,585
Options	527,407	439,100
Swaps	511,370	5,140,568

Total derivative assets and liabilities in the Statements of Assets and Liabilities	3,684,967	7,323,173
Derivatives not subject to an MA or similar agreement	993,436	549,159

Total assets and liabilities subject to an MA	$2,691,531	$6,774,014

Global Bond
Derivative Financial Instruments:
Financial futures contracts	$42,189	$62,798
Forward foreign exchange contracts	560,811	70,758
Options	108,972	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	711,972	133,556
Derivatives not subject to an MA or similar agreement	151,161	62,798

Total assets and liabilities subject to an MA	$560,811	$70,758

Defensive Market Strategies
Derivative Financial Instruments:
Financial futures contracts	$—	$251,520
Forward foreign exchange contracts	26,730	13,893
Options	—	493,588

Total derivative assets and liabilities in the Statements of Assets and Liabilities	26,730	759,001
Derivatives not subject to an MA or similar agreement	26,730	759,001

Total assets and liabilities subject to an MA	$—	$—

Fund	Assets	Liabilities
Equity Index
Derivative Financial Instruments:
Financial futures contracts	$—	$199,680

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	199,680
Derivatives not subject to an MA or similar agreement	—	199,680

Total assets and liabilities subject to an MA	$—	$—

Value Equity
Derivative Financial Instruments:
Financial futures contracts	$—	$395,520

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	395,520
Derivatives not subject to an MA or similar agreement	—	395,520

Total assets and liabilities subject to an MA	$—	$—

Growth Equity
Derivative Financial Instruments:
Financial futures contracts	$—	$465,600

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	465,600
Derivatives not subject to an MA or similar agreement	—	465,600

Total assets and liabilities subject to an MA	$—	$—

Small Cap Equity
Derivative Financial Instruments:
Financial futures contracts	$—	$215,050

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	215,050
Derivatives not subject to an MA or similar agreement	—	215,050

Total assets and liabilities subject to an MA	$—	$—

International Equity Index
Derivative Financial Instruments:
Financial futures contracts	$—	$64,125

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	64,125
Derivatives not subject to an MA or similar agreement	—	64,125

Total assets and liabilities subject to an MA	$—	$—

International Equity
Derivative Financial Instruments:
Financial futures contracts	$160,395	$777,420
Forward foreign exchange contracts	4,580,057	1,104,711
Swaps	333	1,777

Total derivative assets and liabilities in the Statements of Assets and Liabilities	4,740,785	1,883,908
Derivatives not subject to an MA or similar agreement	160,395	626,864

Total assets and liabilities subject to an MA	$4,580,390	$1,257,044

Emerging Markets Equity
Derivative Financial Instruments:
Financial futures contracts	$45,072	$67,036
Forward foreign exchange contracts	1,072,049	570,141
Swaps	—	18,979

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,117,121	656,156
Derivatives not subject to an MA or similar agreement	36,312	55,431

Total assets and liabilities subject to an MA	$1,080,809	$600,725

Fund	Assets	Liabilities
Inflation Protected Bond
Derivative Financial Instruments:
Financial futures contracts	$18,032	$70,910
Forward foreign exchange contracts	474,371	913,952
Options	532,620	283,974

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,025,023	1,268,836
Derivatives not subject to an MA or similar agreement	18,032	70,910

Total assets and liabilities subject to an MA	$1,006,991	$1,197,926

Real Estate Securities
Derivative Financial Instruments:
Financial futures contracts	$—	$76,700

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	76,700
Derivatives not subject to an MA or similar agreement	—	76,700

Total assets and liabilities subject to an MA	$—	$—

At December 31, 2015, derivative assets and liabilities by counterparty net of amounts available for offset under an MA and net of the related collateral (received)/pledged by the Trust are as follows:

Fund/Sub-adviser/Counterparty	Derivative Assets Subject to an MA	Derivative Liabilities Subject to an MA	Value of Derivatives Subject to an MA	Collateral (Received)/ Pledged	Net Exposure
Low-Duration Bond
Sub-adviser A
Other Counterparties*	$42,589	$(101,249)	$(58,660)	$—	$(58,660)

	42,589	(101,249)	(58,660)	—	(58,660)

Sub-adviser B
UBS	44,655	(671,494)	(626,839)	—	(626,839)
Other Counterparties*	613,779	(416,674)	197,105	—	197,105

	658,434	(1,088,168)	(429,734)	—	(429,734)

Sub-adviser C
Other Counterparties*	—	—	—	—	—

Total Derivatives	$701,023	$(1,189,417)	$(488,394)	$—	$(488,394)

Medium-Duration Bond
Sub-adviser A
MLCS	$—	$(665,162)	$(665,162)	$—	$(665,162)
Other Counterparties*	266,545	(480,211)	(213,666)	—	(213,666)

	266,545	(1,145,373)	(878,828)	—	(878,828)

Sub-adviser B
CS	34,741	(3,574,931)	(3,540,190)	—	(3,540,190)
Other Counterparties*	1,617,410	(2,019,064)	(401,654)	—	(401,654)

	1,652,151	(5,593,995)	(3,941,844)	—	(3,941,844)

Sub-adviser C
Other Counterparties*	772,835	(34,646)	738,189	—	738,189

	772,835	(34,646)	738,189	—	738,189

Total Derivatives	$2,691,531	$(6,774,014)	$(4,082,483)	$—	$(4,082,483)

Fund/Sub-adviser/Counterparty	Derivative Assets Subject to an MA	Derivative Liabilities Subject to an MA	Value of Derivatives Subject to an MA	Collateral (Received)/ Pledged	Net Exposure
Global Bond
Sub-adviser A
DEUT	$243,656	$(29,351)	$214,305	$—	$214,305
Other Counterparties*	317,155	(41,407)	275,748	—	275,748

Total Derivatives	$560,811	$(70,758)	$490,053	$—	$490,053

International Equity
Sub-adviser A
CITIG	$4,580,057	$(1,104,711)	$3,475,346	$—	$3,475,346
Other Counterparties*	333	(152,333)	(152,000)	—	(152,000)

Total Derivatives	$4,580,390	$(1,257,044)	$3,323,346	$—	$3,323,346

Emerging Markets Equity
Sub-adviser A
CITIG	$1,072,049	$(570,141)	$501,908	$—	$501,908
Other Counterparties*	8,760	(30,854)	(21,824)	—	(21,824)

Total Derivatives	$1,080,809	$(600,725)	$480,084	$—	$480,084

Inflation Protected Bond
Sub-adviser A
BNP	$160,276	$—	$160,276	$—	$160,276
UBS	4,662	(329,741)	(325,079)	—	(325,079)
Other Counterparties*	842,053	(868,185)	(26,132)	—	(26,132)

Total Derivatives	$1,006,991	$(1,197,926)	$(190,935)	$—	$(190,935)

*Other Counterparties represent amounts that are held with counterparties where the absolute value of the total is less than 0.05% of the net assets of the respective Fund. Those holdings are deemed immaterial to the respective Fund and are listed collectively.

Additional information about master netting arrangements can be found in the Repurchase Agreements and Securities Lending sections of the Notes to Financial Statements.

Derivative Holdings Categorized by Risk Exposure

FASB “Derivatives and Hedging” also requires all companies to disclose information intended to enable financial statement users to understand how and why the entity uses derivative instruments, how derivatives are accounted for, and how derivative instruments affect the entity’s financial position, results of operations, and cash flows.

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Interest rate contracts	Investments in securities of unaffiliated issuers, at value	Options written at value
	Receivables: Variation margin*	Payables: Variation margin*
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Foreign exchange contracts	Investments in securities of unaffiliated issuers, at value	Options written at value
	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts
Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Equity contracts	Investments in securities of unaffiliated issuers, at value	Options written at value
	Receivables: Variation margin*	Payables: Variation margin*

*The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for open futures and exchange traded swap contracts. The variation margin presented below is the cumulative change in unrealized appreciation (depreciation) from the date the contract was opened until December 31, 2015.

	Asset Derivative Value
Fund	Total Value at 12/31/15	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2005
Futures	$(6,502)	$(1,867)	$—	$—	$(4,635)

MyDestination 2015
Futures	$9,612	$(4,921)	$—	$—	$14,533

MyDestination 2025
Futures	$18,592	$(5,976)	$—	$—	$24,568

MyDestination 2035
Futures	$25,682	$(1,796)	$—	$—	$27,478

MyDestination 2045
Futures	$21,751	$(359)	$—	$—	$22,110

MyDestination 2055
Futures	$(3,520)	$—	$—	$—	$(3,520)

Conservative Allocation
Futures	$3,230	$(5,514)	$—	$—	$8,744

Balanced Allocation
Futures	$93,790	$(7,303)	$—	$—	$101,093

Growth Allocation
Futures	$102,408	$(2,945)	$—	$—	$105,353

Aggressive Allocation
Futures	$124,428	$—	$—	$—	$124,428

	Asset Derivative Value
Fund	Total Value at 12/31/15	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Low-Duration Bond
Forwards	$319,042	$—	$319,042	$—	$—
Futures	(365,655)	(365,655)	—	—	—
Purchased Options	29,641	29,641	—	—	—
Swaps	433,568	406,380	—	27,188	—

Totals	$416,596	$70,366	$319,042	$27,188	$—

Medium-Duration Bond
Forwards	$2,069,681	$—	$2,069,681	$—	$—
Futures	(32,860)	(32,860)	—	—	—
Purchased Options	527,407	527,407	—	—	—
Swaps	511,370	434,586	—	76,784	—

Totals	$3,075,598	$929,133	$2,069,681	$76,784	$—

Global Bond Fund
Forwards	$560,811	$—	$560,811	$—	$—
Futures	(93,584)	(93,584)	—	—	—
Purchased Options	108,972	—	108,972	—	—

Totals	$576,199	$(93,584)	$669,783	$—	$—

Defensive Market Strategies
Forwards	$26,730	$—	$26,730	$—	$—
Futures	(73,717)	—	—	—	(73,717)

Totals	$(46,987)	$—	$26,730	$—	$(73,717)

Equity Index
Futures	$(41,549)	$—	$—	$—	$(41,549)

Value Equity
Futures	$(94,897)	$—	$—	$—	$(94,897)

Growth Equity Fund
Futures	$(144,600)	$—	$—	$—	$(144,600)

Small Cap Equity
Futures	$241,324	$—	$—	$—	$241,324

International Equity Index
Futures	$87,181	$—	$—	$—	$87,181

International Equity
Forwards	$4,580,057	$—	$4,580,057	$—	$—
Futures	1,643,888	—	—	—	1,643,888
Swaps	333	—	—	333	—

Totals	$6,224,278	$—	$4,580,057	$333	$1,643,888

Emerging Markets Equity
Forwards	$1,072,049	$—	$1,072,049	$—	$—
Futures	(92,861)	—	—	—	(92,861)

Totals	$979,188	$—	$1,072,049	$—	$(92,861)

	Asset Derivative Value
Fund	Total Value at 12/31/15	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Inflation Protected Bond
Forwards	$474,371	$—	$474,371	$—	$—
Futures	(26,435)	(26,435)	—	—	—
Purchased Options	532,620	15,469	517,151	—	—

Totals	$980,556	$(10,966)	$991,522	$—	$—

Real Estate Securities
Futures	$39,530	$—	$—	$—	$39,530

	Liability Derivative Value
Fund	Total Value at 12/31/15	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Low-Duration Bond
Forwards	$546,966	$—	$546,966	$—	$—
Futures	(118,055)	(118,055)	—	—	—
Swaps	28,492	28,492	—	—	—
Written Options	661,700	661,700	—	—	—

Totals	$1,119,103	$572,137	$546,966	$—	$—

Medium-Duration Bond
Forwards	$1,413,585	$—	$1,413,585	$—	$—
Futures	1,052,419	1,050,993	1,426	—	—
Swaps	5,140,568	5,049,680	—	90,888	—
Written Options	439,100	358,821	80,279	—	—

Totals	$8,045,672	$6,459,494	$1,495,290	$90,888	$—

Global Bond Fund
Forwards	$70,758	$—	$70,758	$—	$—
Futures	(123,973)	(123,973)	—	—	—

Totals	$(53,215)	$(123,973)	$70,758	$—	$—

Defensive Market Strategies
Forwards	$13,893	$—	$13,893	$—	$—
Written Options	493,588	—	—	—	493,588

Totals	$507,481	$—	$13,893	$—	$493,588

International Equity
Forwards	$1,104,711	$—	$1,104,711	$—	$—
Futures	608540	—	—	—	608,540
Swaps	1777	—	—	1,777	—

Totals	$1,715,028	$—	$1,104,711	$1,777	$608,540

Emerging Markets Equity
Forwards	$570,141	$—	$570,141	$—	$—
Futures	61,720	—	—	—	61,720
Swaps	18,979	—	—	18,979	—

Totals	$650,840	$—	$570,141	$18,979	$61,720

Inflation Protected Bond
Forwards	$913,952	$—	$913,952	$—	$—
Futures	120,787	120,787	—	—	—
Written Options	283,974	—	283,974	—	—

Totals	$1,318,713	$120,787	$1,197,926	$—	$—

Derivative Type	Location on the Statements of Operations
Interest rate contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Swap agreements
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Futures
Net change in unrealized appreciation (depreciation) on: Swap agreements
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Foreign exchange contracts	Net realized gain (loss) from: Foreign currency
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Foreign currency
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Option contracts written
Credit contracts	Net realized gain (loss) from: Swap agreements
Net change in unrealized appreciation (depreciation) on: Swap agreements
Equity contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Futures
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased

	Realized Gain (Loss) on Derivatives Recognized in Income
	Total Value at 12/31/15	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2005
Futures	$6,564	$(5,412)	$—	$—	$11,976

MyDestination 2015
Futures	$50,011	$29,494	$—	$—	$20,517

MyDestination 2025
Futures	$(180,078)	$53,792	$—	$—	$(233,870)

MyDestination 2035
Futures	$(55,441)	$22,352	$—	$—	$(77,793)

MyDestination 2045
Futures	$(54,616)	$11,473	$—	$—	$(66,089)

MyDestination 2055
Futures	$8,860	$—	$—	$—	$8,860

Conservative Allocation
Futures	$(20,991)	$15,509	$—	$—	$(36,500)

Balanced Allocation
Futures	$97,044	$266,539	$—	$—	$(169,495)

Growth Allocation
Futures	$(122,119)	$(55,096)	$—	$—	$(67,023)

Aggressive Allocation
Futures	$(874,348)	$—	$—	$—	$(874,348)

	Realized Gain (Loss) on Derivatives Recognized in Income
	Total Value at 12/31/15	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Low-Duration Bond
Forwards	$3,865,972	$—	$3,865,972	$—	$—
Futures	1,039,424	1,039,424	—	—	—
Purchased Options	(189,905)	(189,905)	—	—	—
Swaps	(2,715,513)	(2,150,169)	—	(565,344)	—
Written Options	685,708	682,599	3,109

Totals	$2,685,686	$(618,051)	$3,869,081	$(565,344)	$—

Medium-Duration Bond
Forwards	$4,773,984	$—	$4,773,984	$—	$—
Futures	4,513,918	4,538,720	(24,802)	—	—
Purchased Options	(1,271,782)	(1,268,537)	(3,245)	—	—
Swaps	(4,435,516)	(4,887,672)	315,679	136,477	—
Written Options	3,491,303	3,172,530	300,981	17,792	—

Totals	$7,071,907	$1,555,041	$5,362,597	$154,269	$—

Global Bond
Forwards	$4,442,244	$—	$4,442,244	$—	$—
Futures	524,248	524,248	—	—	—
Purchased Options	(126,063)	—	(126,063)	—	—
Written Options	68,500	68,500	—	—	—

Totals	$4,908,929	$592,748	$4,316,181	$—	$—

Defensive Market Strategies
Forwards	$886,393	$—	$886,393	$—	$—
Futures	132,275	—	—	—	132,275
Purchased Options	5,504,166	—	—	—	5,504,166

Totals	$6,522,834	$—	$886,393	$—	$5,636,441

Equity Index
Futures	$322,059	$—	$—	$—	$322,059

Value Equity
Futures	$1,385,763	$—	$—	$—	$1,385,763

Growth Equity
Futures	$(786,257)	$—	$—	$—	$(786,257)

Small Cap Equity
Futures	$170,469	$—	$—	$—	$170,469

International Equity Index
Futures	$(486,810)	—	—	—	$(486,810)

International Equity
Forwards	$7,931	$—	$7,931	$—	$—
Futures	4,653,696	—	—	—	4,653,696
Swaps	(9,339)	—	—	(9,339)	—

Totals	$4,652,288	$—	$7,931	$(9,339)	$4,653,696

Emerging Markets Equity
Forwards	$(2,755,664)	$—	$(2,755,664)	$—	$—
Futures	(6,825,596)	—	—	—	(6,825,596)
Swaps	(185,600)	—	—	—	(185,600)

Totals	$(9,766,860)	$—	$(2,755,664)	$—	$(7,011,196)

	Realized Gain (Loss) on Derivatives Recognized in Income
	Total Value at 12/31/15	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Inflation Protected Bond
Forwards	$1,882,071	$—	$1,882,071	$—	$—
Futures	(778,822)	(778,822)	—	—	—
Purchased Options	(3,547,971)	(1,116,511)	(2,431,460)	—	—
Written Options	2,054,927	55,607	1,999,320	—	—

Totals	$(389,795)	$(1,839,726)	$1,449,931	$—	$—

Real Estate Securities
Futures	$75,056	$—	$—	$—	$75,056

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Total Value at 12/31/15	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2005
Futures	$(13,605)	$(1,867)	$—	$—	$(11,738)

MyDestination 2015
Futures	$(4,222)	$(18,106)	$—	$—	$13,884

MyDestination 2025
Futures	$(20,110)	$(16,010)	$—	$—	$(4,100)

MyDestination 2035
Futures	$5,082	$(8,986)	$—	$—	$14,068

MyDestination 2045
Futures	$(8,605)	$(1,956)	$—	$—	$(6,649)

MyDestination 2055
Futures	$(10,622)	$—	$—	$—	$(10,622)

Conservative Allocation
Futures	$(1,886)	$(1,858)	$—	$—	$(28)

Balanced Allocation
Futures	$(59,341)	$(115,583)	$—	$—	$56,242

Growth Allocation
Futures	$19,420	$(39,603)	$—	$—	$59,023

Aggressive Allocation
Futures	$64,643	$—	$—	$—	$64,643

Low-Duration Bond
Forwards	$(1,053,827)	$—	$(1,053,827)	$—	$—
Futures	470,890	470,890	—	—	—
Purchased Options	(108,034)	(108,034)	—	—	—
Swaps	831,077	660,321	—	170,756	—
Written Options	526,983	526,983	—	—	—

Totals	$667,089	$1,550,160	$(1,053,827)	$170,756	$—

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Total Value at 12/31/15	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Medium-Duration Bond
Forwards	$(347,008)	$—	$(347,008)	$—	$—
Futures	(596,367)	(560,667)	(35,700)	—	—
Purchased Options	547,255	547,255	—	—	—
Swaps	(560,335)	(58,726)	25,302	(526,911)	—
Written Options	(372,586)	(478,649)	113,804	(7,741)	—

Totals	$(1,329,041)	$(550,787)	$(243,602)	$(534,652)	$—

Global Bond
Forwards	$(365,075)	$—	$(365,075)	$—	$—
Futures	388,465	388,465	—	—	—
Purchased Options	56,117	—	56,117	—	—

Totals	$79,507	$388,465	$(308,958)	$—	$—

Defensive Market Strategies
Forwards	$(50,591)	$—	$(50,591)	$—	$—
Futures	(477,764)	—	—	—	(477,764)
Written Options	105,480	—	—	—	105,480

Totals	$(422,875)	$—	$(50,591)	$—	$(372,284)

Equity Index
Futures	$(239,205)	$—	$—	$—	$(239,205)

Value Equity
Futures	$(567,504)	$—	$—	$—	$(567,504)

Growth Equity
Futures	$(877,837)	$—	$—	$—	$(877,837)

Small Cap Equity
Futures	$(419,122)	$—	$—	$—	$(419,122)

International Equity Index
Futures	$87,181	$—	$—	$—	$87,181

International Equity
Forwards	$2,885,704	$—	$2,885,704	$—	$—
Futures	1,124,431	—	—	—	1,124,431
Swaps	(1,444)	—	—	—	(1,444)

Totals	$4,008,691	$—	$2,885,704	$—	$1,122,987

Emerging Markets Equity
Forwards	$1,712,978	$—	$1,712,978	$—	$—
Futures	(390,481)	—	—	—	(390,481)
Swaps	(10,703)	—	—	—	(10,703)

Totals	$1,311,794	$—	$1,712,978	$—	$(401,184)

Inflation Protected Bond
Forwards	$(1,106,417)	$—	$(1,106,417)	$—	$—
Futures	996,397	996,397	—	—	—
Purchased Options	(258,553)	(303)	(335,282)	77,032	—
Written Options	163,827	(47,006)	210,833	—	—

Totals	$(204,746)	$949,088	$(1,230,866)	$77,032	$—

Real Estate Securities
Futures	$(111,119)	$—	$—	$—	$(111,119)

Volume of Derivative Transactions

The table below summarizes the average balance of derivative holdings by fund during the year ended December 31, 2015. The average balance of derivatives held is indicative of the trading volume of each Fund.

	Long Derivative Volume
	Forward Foreign Currency Contracts (Average Cost)	Futures Contracts (Average Notional Value)	Purchased Option Contracts (Average Notional Cost)	Swap Contracts (Average Notional Amount)
MyDestination 2005	$—	$1,189,161	$—	$—
MyDestination 2015	—	6,377,844	—	—
MyDestination 2025	—	10,888,029	—	—
MyDestination 2035	—	8,131,306	—	—
MyDestination 2045	—	5,747,878	—	—
MyDestination 2055	—	605,166	—	—
Conservative Allocation	—	4,816,199	—	—
Balanced Allocation	—	25,382,308	—	—
Growth Allocation	—	20,358,457	—	—
Aggressive Allocation	—	18,023,355	—	—
Low-Duration Bond	18,580,817	468,096,098	359,158	94,500,000
Medium-Duration Bond	53,111,577	278,409,624	548,175	5,199,860,000
Global Bond	24,831,077	34,606,966	87,932
Defensive Market Strategies	1,292,959	22,669,875	—	—
Equity Index	—	15,954,143	—	—
Value Equity	—	42,689,436	—	—
Growth Equity	—	61,411,856	—	—
Small Cap Equity	—	17,909,992	—	—
International Equity Index	—	3,931,447	—	—
International Equity	317,715,663	118,573,551	—	361,590
Emerging Markets Equity	104,794,480	48,622,834	—	—
Inflation Protected Bond	26,053,854	40,350,177	649,660	—
Real Estate Securities	—	5,805,749	—	—

	Short Derivative Volume
	Forward Foreign Currency Contracts (Average Cost)	Futures Contracts (Average Notional Cost)	Written Option Contracts (Average Notional Value)	Swap Contracts (Average Notional Amount)
Low-Duration Bond	$47,672,555	$153,804,296	$1,286,651	$252,298,108
Medium-Duration Bond	122,270,542	485,236,779	808,424	2,565,088,688
Global Bond	47,683,775	10,719,607	68,500	—
Defensive Market Strategies	8,417,232	—	701,020	—
International Equity	274,928,710	19,920,794	—	564,727
Emerging Markets Equity	94,883,442	8,434,897	—	2,156,320
Inflation Protected Bond	39,748,132	112,423,024	385,778	—

j. Dividends and Distributions to Shareholders

The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund, Global Bond Fund and Flexible Income Fund declare and pay dividends from net investment income monthly. The Money Market Fund declares income dividends daily and pays them monthly. Each of the Defensive Market Strategies Fund, Equity Index Fund, Real Estate Securities Fund, Value Equity Fund and Growth Equity Fund declares and pays dividends from net investment income semi-annually. Each of the other Funds (including all the Target Date Funds and Asset Allocation Funds) declares and pays dividends from net investment income annually. Each Fund also distributes to its shareholders at least annually any realized net capital gains and net gains, if any, from certain foreign currency transactions. Dividends and distributions to shareholders are recorded on the ex-dividend date.

k. Expenses

Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are generally allocated to each Fund in proportion to their relative net assets. Each Class of shares bears its pro-rata portion of expenses attributable to its Class, except that each Class separately bears expenses related specifically to that Class, such as shareholder reporting, registration, transfer agent, shareholder servicing and distribution fees.

l. Security Transactions, Income and Realized Gains and Losses

Security transactions are accounted for on the date securities are purchased or sold (the trade date). Dividend income is recognized on the ex-dividend date, except certain dividends from foreign securities where the ex-date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is accrued daily, including the amortization of market premium and the accretion of market discount using the effective interest method. Realized gains and losses from security transactions are on an identified cost basis.

3. FEES AND OTHER TRANSACTIONS

a. Investment Advisory Fees (Affiliate)

Pursuant to a separate investment advisory agreement, GSCM acts as the Adviser to the Funds. As Adviser, it supervises the investments of the Funds and for such services is paid a fee. GSCM and the Trust have entered into sub-advisory agreements with various sub-advisers to manage each Select Fund’s investments. Under the general supervision of GSCM, the sub-advisers make the day-to-day investment decisions for the Select Funds, and for such services, each sub-adviser receives a fee from the Funds. The aggregate advisory fees and sub-adviser fees are included in the Statements of Assets and Liabilities and Statements of Operations under “Investment advisory fees”.

The advisory fees paid to GSCM and aggregate sub-advisory fees paid to the sub-advisers are computed daily based upon the net assets of each Fund. The actual advisory fees accrued and the sub-advisory fees accrued during the year ended December 31, 2015, based upon average daily net assets, were as follows:

	For the Period January 1, 2015 to April 30, 2015		For the Period May 1, 2015 to December 31, 2015
Fund	Advisory Fees	Sub-Adviser Fees	Advisory Fees	Sub-Adviser Fees
MyDestination 2005	0.10%	0.00%	0.10%	0.00%
MyDestination 2015	0.10%	0.00%	0.10%	0.00%
MyDestination 2025	0.10%	0.00%	0.10%	0.00%
MyDestination 2035	0.10%	0.00%	0.10%	0.00%
MyDestination 2045	0.10%	0.00%	0.10%	0.00%
MyDestination 2055	0.10%	0.00%	0.10%	0.00%
Conservative Allocation	0.10%	0.00%	0.10%	0.00%
Balanced Allocation	0.10%	0.00%	0.10%	0.00%
Growth Allocation	0.10%	0.00%	0.10%	0.00%
Aggressive Allocation	0.10%	0.00%	0.10%	0.00%
Money Market	0.09%	0.06%	0.07%	0.07%
Low-Duration Bond	0.13%	0.19%	0.11%	0.19%
Medium-Duration Bond	0.21%	0.21%	0.13%	0.21%
Extended-Duration Bond	0.25%	0.23%	0.25%	0.24%

	For the Period January 1, 2015 to April 30, 2015		For the Period May 1, 2015 to December 31, 2015
Fund	Advisory Fees	Sub-Adviser Fees	Advisory Fees	Sub-Adviser Fees
Global Bond*	0.21%	0.25%	0.25%	0.25%
Defensive Market Strategies	0.37%	0.32%	0.33%	0.32%
Equity Index	0.13%	0.02%	0.08%	0.02%
Value Equity	0.40%	0.22%	0.33%	0.23%
Growth Equity	0.45%	0.36%	0.33%	0.39%
Small Cap Equity*	0.27%	0.64%	0.33%	0.64%
International Equity Index**	N/A	N/A	0.10%	0.08%
International Equity	0.47%	0.40%	0.33%	0.41%
Emerging Markets Equity	0.47%	0.77%	0.33%	0.76%
Inflation Protected Bond	0.20%	0.11%	0.20%	0.11%
Flexible Income	0.25%	0.49%	0.20%	0.49%
Real Assets	0.10%	0.00%	0.10%	0.00%
Real Estate Securities*	0.28%	0.43%	0.30%	0.43%
Global Natural Resources Equity	0.39%	0.64%	0.36%	0.63%

*	Rate change effective 6/16/15.
**	Commencement of operations was June 1, 2015.

For the year ended December 31, 2015, advisory fees and waivers for each Fund were as follows:

	Gross Advisory Fee	Waiver/ Reimbursements	Net Advisory Fee (Reimbursement)
My Destination 2005	$95,570	$(107,461)	$(11,891)
My Destination 2015	485,632	(147,750)	337,882
My Destination 2025	690,981	(177,230)	513,751
My Destination 2035	381,291	(137,689)	243,602
My Destination 2045	273,297	(112,959)	160,338
My Destination 2055	32,806	(112,342)	(79,536)
Conservative Allocation	313,357	(181,865)	131,492
Balanced Allocation	1,297,004	(203,960)	1,093,044
Growth Allocation	958,191	(110,470)	847,721
Aggressive Allocation	870,654	(26,722)	843,932
Money Market(1)	972,494	—	972,494
Low-Duration Bond	1,001,521	(252,592)	748,929
Medium-Duration Bond	1,423,312	(377,824)	1,045,488
Extended-Duration Bond	709,650	(69,433)	640,217
Global Bond	936,734	(87,495)	849,239
Defensive Market Strategies	2,045,159	(46,895)	1,998,264
Equity Index	508,372	(121,711)	386,661
Value Equity	4,719,462	(86,427)	4,633,035
Growth Equity	5,366,034	(188,996)	5,177,038
Small Cap Equity	1,631,498	(75,004)	1,556,494
International Equity Index	60,686	(57,568)	3,118
International Equity	5,140,890	(374,637)	4,766,253
Emerging Markets Equity	1,147,595	(769,277)	378,318
Inflation Protected Bond	615,385	(23,599)	591,786
Flexible Income	302,870	(76,508)	226,362
Real Assets	44,667	(117,409)	(72,742)
Real Estate Securities	779,805	(88,028)	691,777
Global Natural Resources Equity	968,077	(35,624)	932,453

(1)	The Statement of Operations “Expenses waived/reimbursed net of amount recaptured” for the Money Market Fund includes shareholder servicing fee waiver and other waivers.

b. Shareholder Servicing Fees (Affiliate)

The Board of Trustees has adopted a Shareholder Service Plan for the Investor Class of each Fund. Under this Plan from January 1 to April 30, 2015, the Investor Class of each Select Fund, with the exception of the Real Assets Fund, was authorized to pay fees of 0.24% of average daily net assets to parties that provide services for and maintain shareholder accounts. Beginning May 1, 2015, each Fund is authorized to pay fees of 0.25% of average daily net assets to parties that provide services for and maintain shareholder accounts.

GuideStone Financial Resources (or its affiliate) voluntarily agreed to waive shareholder servicing fees and/or reimburse expenses for the Investor Class of the Money Market Fund to the extent necessary to maintain a minimum daily net yield of at least 0.01%. This voluntary shareholder servicing fee waiver and expense reimbursement may be changed or terminated with the consent of the Board of Trustees at any time.

c. Expense Limitation (Affiliate)

GSCM has agreed, through April 30, 2016, to waive fees and reimburse expenses of the Institutional Class and Investor Class of each Fund (excluding interest, taxes, brokerage commissions, expense incurred in connection with acquired fund fees, expenses on securities sold short, and extraordinary expenses) which exceed, in the aggregate, the annual percentage rate of each Class’s average daily net assets as follows:

	For the Period January 1, 2015 to April 30, 2015		For the Period May 1, 2015 to December 31, 2015
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2005	N/A	0.20%	N/A	0.35%
MyDestination 2015	N/A	0.20%	N/A	0.35%
MyDestination 2025	N/A	0.20%	N/A	0.35%
MyDestination 2035	N/A	0.20%	N/A	0.35%
MyDestination 2045	N/A	0.20%	N/A	0.35%
MyDestination 2055	N/A	0.20%	N/A	0.35%
Conservative Allocation	N/A	0.12%	N/A	0.35%
Balanced Allocation	N/A	0.12%	N/A	N/A
Growth Allocation	N/A	0.12%	N/A	N/A
Aggressive Allocation	N/A	0.12%	N/A	N/A
Money Market	0.20%	0.39%	N/A	N/A
Low-Duration Bond	0.36%	0.57%	N/A	N/A
Medium-Duration Bond	0.48%	0.63%	N/A	N/A
Extended-Duration Bond	0.63%	0.75%	N/A	N/A
Global Bond	N/A	1.02%	N/A	0.92%
Defensive Market Strategies	0.99%	1.25%	N/A	N/A
Equity Index	0.23%	0.38%	N/A	N/A
Value Equity	0.74%	0.94%	N/A	N/A
Growth Equity	0.88%	1.06%	N/A	N/A
Small Cap Equity	1.12%	1.21%	1.03%	1.29%
International Equity Index	N/A	N/A	0.57%	N/A
International Equity	0.96%	1.20%	N/A	N/A
Emerging Markets Equity	1.25%	1.50%	1.28%	1.55%
Inflation Protected Bond	N/A	0.67%	N/A	N/A
Flexible Income	N/A	1.20%	N/A	1.12%
Real Assets	N/A	0.12%	N/A	0.35%
Real Estate Securities	N/A	1.29%	N/A	1.12%
Global Natural Resources Equity	N/A	1.50%	N/A	N/A

Each Fund in turn agrees to reimburse GSCM for any operating expenses in excess of the expense limitation paid, waived or assumed by GSCM for that Fund during the limitation period, provided GSCM would not be entitled to reimbursement for any amount that would cause operating expenses to exceed the expense limitation during the year in which the reimbursement would be made, and provided further that no amount will be reimbursed by the Fund more than three years after the year in which it was incurred or waived by GSCM.

At December 31, 2015, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	Institutional Class			Investor Class
	2013	2014	2015	2013	2014	2015
MyDestination 2005	N/A	N/A	N/A	$40,223	$32,879	$96,582
MyDestination 2015	N/A	N/A	N/A	N/A	N/A	93,914
MyDestination 2025	N/A	N/A	N/A	N/A	N/A	126,742
MyDestination 2035	N/A	N/A	N/A	N/A	N/A	118,651
MyDestination 2045	N/A	N/A	N/A	N/A	N/A	98,363
MyDestination 2055	N/A	N/A	N/A	87,450	91,150	110,496
Small Cap Equity	N/A	N/A	N/A	N/A	88,208	37,104
Emerging Markets Equity	$22,538	$176,022	$415,435	111,351	849,038	327,548
Flexible Income	N/A	N/A	N/A	28,255	10,828	50,597
Real Assets	N/A	N/A	N/A	67,124	112,332	95,031
Real Estate Securities	N/A	N/A	N/A	N/A	N/A	75,521

d. Brokerage Service Arrangements

The Adviser directs the sub-advisers to place a certain percentage of security trades (if feasible) with designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses through the use of Brokerage Service Arrangements on behalf of the Funds as follows:

Fund	Expenses Paid Through Brokerage Service Arrangements
Defensive Market Strategies	$6,000
Value Equity	21,830
Growth Equity	36,000
Small Cap Equity	91,080
International Equity	20,000
Emerging Markets Equity	4,516
Real Estate Securities	14,117
Global Natural Resources Equity	3,626

e. Administrator, Transfer Agent and Distributor

For its services as Administrator, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) is entitled to receive fees, computed daily and paid monthly, based upon the average daily net assets of each Fund. The fees, excluding out of pocket expenses, currently range between 0.004% and 0.02% of average daily net assets. For its services as Transfer Agent, BNY Mellon receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the year ended December 31, 2015, BNY Mellon received $3,259,577 in aggregate fees and expenses for services rendered under the various agreements described above.

Foreside Funds Distributors LLC serves as the Underwriter and does not receive any fees in its capacity as Underwriter from GuideStone Funds. The fees are paid by GSCM.

f. Investments in Affiliates

The Target Date, Asset Allocation Funds and the Real Asset Fund do not invest in the underlying Select Funds for the purpose of exercising management or control; however, investments made by each Target Date, Asset Allocation Fund and the Real Asset Fund within each of its principal investment strategies may represent a significant portion of an underlying Select Fund’s net assets. At December 31, 2015, the Target Date, Asset Allocation Funds and the Real Asset Fund were the owner of record of the following approximate percentages of the total outstanding shares of the underlying Select Funds as detailed below:

Fund	MyDestination 2005	MyDestination 2015	MyDestination 2025	MyDestination 2035	MyDestination 2045	MyDestination 2055
Low-Duration Bond	4.81%	8.31%	6.24%	0.49%	—	—
Medium-Duration Bond	1.25	7.76	8.76	2.88	0.25%	—
Extended-Duration Bond	—	4.07	10.07	2.20	—	—
Global Bond	0.63	5.54	9.89	8.34	4.41	0.48%
Defensive Market Strategies	1.56	13.76	20.22	1.24	—	—
Equity Index	0.80	6.57	13.74	12.17	9.94	1.38
Value Equity	0.31	2.51	5.31	4.70	3.84	0.53
Growth Equity	0.28	2.33	4.90	4.31	3.51	0.49
Small Cap Equity	0.29	2.69	5.92	6.41	5.79	0.82
International Equity Index	1.69	14.22	30.03	27.13	22.52	3.15
International Equity	0.31	2.59	5.50	4.98	4.12	0.58
Emerging Markets Equity	0.49	4.12	8.84	8.01	6.63	0.93
Inflation Protected Bond	3.13	15.71	10.23	—	—	—
Flexible Income	3.35	16.58	9.59	—	—	—
Real Estate Securities	0.37	1.95	7.29	5.04	3.62	0.49
Global Natural Resources Equity	0.96	4.74	11.03	7.02	5.04	0.68

Fund	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund	Real Assets Fund
Low-Duration Bond	19.49%	23.57%	10.73%	—	—
Medium-Duration Bond	5.05	30.97	13.99	—	—
Extended-Duration Bond	—	37.65	16.65	—	—
Global Bond	2.51	30.92	13.85	—	—
Defensive Market Strategies	5.34	20.07	—	—	—
Value Equity	1.64	13.49	19.03	24.43%	—
Growth Equity	1.53	12.55	18.00	22.97	—
Small Cap Equity	0.99	8.12	10.87	14.51	—
International Equity	1.67	13.63	19.05	24.40	—
Emerging Markets Equity	1.71	13.76	19.38	24.83	—
Inflation Protected Bond	11.97	29.77	—	—	3.58%
Flexible Income	12.71	32.09	—	—	3.92
Real Estate Securities	1.43	17.22	16.63	—	1.87
Global Natural Resources Equity	3.77	24.20	18.09	—	3.07

A summary of the Fund of Fund’s total long-term and short-term purchases and sales of the shares of the underlying Select Funds during the year ended December 31, 2015 is as follows:

	Total Value at 12/31/14	Total Value at 12/31/15	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
MyDestination 2005
Money Market	$1,910,861	$2,260,204	$31,308,813	$30,959,470	$1,168	$118
Low-Duration Bond	33,794,181	37,094,911	43,033,857	39,492,544	456,813	—
Medium-Duration Bond	9,488,036	9,918,748	11,488,439	10,654,011	284,218	118,710
Global Bond	2,331,291	2,468,525	2,904,767	2,524,408	95,859	—
Defensive Market Strategies	9,987,044	9,506,353	11,048,129	11,213,611	141,261	411,256
Equity Index	—	3,230,478	3,850,453	424,000	80,772	107,182
Value Equity	4,673,762	3,213,837	5,789,053	6,763,512	62,967	364,074
Growth Equity	4,664,644	3,238,253	5,865,499	6,924,343	—	598,656
Small Cap Equity	1,158,017	1,092,769	1,489,613	1,389,735	4,989	115,130
International Equity Index	—	1,875,689	2,218,672	155,000	15,172	—
International Equity	5,316,895	3,784,279	6,560,125	7,979,105	74,214	152,806
Emerging Markets Equity	1,398,322	1,464,847	1,949,292	1,594,235	6,003	—
Inflation Protected Bond	9,093,029	9,443,214	10,983,491	10,415,377	28,614	—
Flexible Income	4,486,247	4,733,235	621,490	142,000	157,990	—
Real Estate Securities	933,078	948,592	1,170,826	1,086,391	26,342	52,593
Global Natural Resources Equity	1,607,567	1,758,019	1,268,631	407,500	2,131	—

	$90,842,974	$96,031,953	$141,551,150	$132,125,242	$1,438,513	$1,920,525

MyDestination 2015
Money Market	$6,850,488	$7,564,983	$83,704,208	$82,989,713	$4,644	$514
Low-Duration Bond	59,822,143	64,048,691	70,227,183	65,590,033	787,150	—
Medium-Duration Bond	60,578,712	61,585,084	68,932,991	65,349,321	1,792,231	741,439
Extended-Duration Bond	7,928,977	7,044,821	8,813,117	8,612,474	360,285	362,358
Global Bond	22,334,469	21,596,735	24,241,002	22,755,318	885,685	—
Defensive Market Strategies	86,850,243	84,004,598	93,289,424	93,171,092	1,255,887	3,647,445
Equity Index	—	26,515,934	28,294,666	—	674,509	880,157
Value Equity	38,758,256	26,204,711	45,191,503	53,577,522	528,233	2,982,748
Growth Equity	38,605,800	26,603,227	45,894,516	54,678,422	—	4,968,094
Small Cap Equity	10,339,751	10,253,010	12,515,006	10,948,524	46,804	1,069,678
International Equity Index	—	15,788,788	17,454,713	—	127,713	—
International Equity	43,717,885	31,409,631	52,326,815	63,397,547	615,974	1,268,294
Emerging Markets Equity	11,354,421	12,264,465	16,272,631	12,868,584	49,047	—
Inflation Protected Bond	48,017,050	47,449,917	50,238,386	49,658,919	148,468	—
Flexible Income	22,456,356	23,439,077	2,867,631	694,000	802,631	—
Real Estate Securities	5,262,519	5,043,631	5,705,120	5,564,564	139,703	278,853
Global Natural Resources Equity	8,599,479	8,646,505	3,796,099	335,000	10,240	—

	$471,476,549	$479,463,808	$629,765,011	$590,191,033	$8,229,204	$16,199,580

	Total Value	Total Value				Distributions
	at	at			Dividend	of Realized
	12/31/14	12/31/15	Purchases	Sales Proceeds	Income	Gains
MyDestination 2025
Money Market	$12,981,724	$11,309,093	$79,485,748	$81,158,379	$7,517	$954
Low-Duration Bond	38,289,787	48,072,204	52,471,943	42,369,081	547,863	—
Medium-Duration Bond	62,492,952	69,486,725	75,734,774	65,885,088	1,973,625	826,060
Extended-Duration Bond	16,075,404	17,431,820	21,179,299	17,219,350	856,854	867,095
Global Bond	38,981,786	38,560,397	43,291,990	39,816,278	1,550,712	—
Defensive Market Strategies	113,348,211	123,486,696	135,032,542	120,435,973	1,803,213	5,313,356
Equity Index	—	55,427,358	59,208,453	110,000	1,398,679	1,839,774
Value Equity	76,719,945	55,427,379	94,114,484	106,713,298	1,099,287	6,251,017
Growth Equity	76,205,257	55,885,629	93,843,226	107,341,327	—	10,371,899
Small Cap Equity	21,861,453	22,620,789	27,687,578	23,238,626	102,367	2,362,585
International Equity Index	—	33,352,119	36,831,780	—	269,780	—
International Equity	89,478,946	66,721,372	109,765,515	129,807,431	1,308,471	2,669,613
Emerging Markets Equity	23,663,760	26,316,876	34,638,577	26,750,734	107,844	—
Inflation Protected Bond	25,148,288	30,909,229	34,927,388	28,402,035	80,352	—
Flexible Income	9,251,864	13,552,494	4,981,029	—	401,029	—
Real Estate Securities	18,659,251	18,823,024	21,679,959	20,093,751	521,107	1,040,102
Global Natural Resources Equity	17,313,698	20,141,519	11,114,171	750,000	24,171	—

	$640,472,326	$707,524,723	$935,988,456	$810,091,351	$12,052,871	31,542,455

MyDestination 2035
Money Market	$7,156,947	$8,731,577	$51,394,576	$49,819,946	$5,298	$614
Low-Duration Bond	2,604,914	3,790,237	4,215,642	3,003,781	40,361	—
Medium-Duration Bond	17,700,463	22,844,297	25,855,528	19,771,469	626,467	268,092
Extended-Duration Bond	3,762,080	3,812,608	4,488,979	3,845,877	193,426	193,676
Global Bond	30,050,179	32,520,137	37,221,115	31,517,948	1,260,166	—
Defensive Market Strategies	4,303,574	7,540,848	9,671,892	6,126,961	104,532	319,399
Equity Index	—	49,086,392	52,874,734	499,500	1,245,119	1,629,615
Value Equity	66,846,825	48,973,198	85,492,980	95,707,966	973,205	5,529,310
Growth Equity	66,774,924	49,127,124	82,290,829	93,892,843	—	9,144,985
Small Cap Equity	23,090,120	24,468,156	29,609,477	24,230,041	110,801	2,536,135
International Equity Index	—	30,130,432	33,328,928	—	242,528	—
International Equity	80,240,442	60,330,943	100,716,146	117,968,229	1,180,258	2,430,160
Emerging Markets Equity	21,382,838	23,833,404	31,551,212	24,163,949	97,263	—
Real Estate Securities	12,141,095	13,004,386	15,616,552	13,738,413	360,819	720,321
Global Natural Resources Equity	11,897,628	12,816,847	6,003,533	320,000	15,532	—

	$347,952,029	$391,010,586	$570,332,123	$484,606,923	$6,455,775	$22,772,307

	Total Value at 12/31/14	Total Value at 12/31/15	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
MyDestination 2045
Money Market	$5,036,721	$6,667,359	$38,829,316	$37,198,679	$3,822	$449
Medium-Duration Bond	954,926	1,966,542	2,224,869	1,140,838	45,403	21,628
Global Bond	15,384,277	17,205,989	20,597,553	17,048,071	671,482	—
Equity Index	—	40,078,647	42,958,204	191,000	1,012,420	1,329,284
Value Equity	52,906,662	40,047,404	70,793,266	77,362,543	791,756	4,499,468
Growth Equity	52,573,836	40,096,168	69,331,824	76,898,611	—	7,459,213
Small Cap Equity	19,853,981	22,101,990	27,248,534	21,342,185	100,446	2,291,902
International Equity Index	—	25,017,796	27,897,865	195,000	202,365	—
International Equity	64,750,708	49,990,802	83,876,235	96,288,921	976,514	2,010,649
Emerging Markets Equity	17,237,150	19,726,878	26,562,148	20,007,632	80,516	—
Real Estate Securities	8,497,709	9,352,191	11,432,866	9,831,796	259,662	518,408
Global Natural Resources Equity	8,436,522	9,206,392	5,137,157	730,000	11,157	—

	$245,632,492	$281,458,158	$426,889,837	$358,235,276	$4,155,543	$18,131,001

MyDestination 2055
Money Market	$709,183	$864,216	$12,585,439	$12,430,406	$498	$69
Global Bond	1,361,445	1,886,080	2,401,842	1,704,458	65,884	—
Equity Index	—	5,578,177	5,984,081	64,500	131,992	177,882
Value Equity	5,826,452	5,573,463	9,789,597	9,210,125	102,761	605,711
Growth Equity	5,880,705	5,574,906	9,680,372	9,313,052	—	983,320
Small Cap Equity	2,268,008	3,148,528	4,060,607	2,670,441	14,241	324,425
International Equity Index	—	3,493,301	3,823,995	—	27,995	—
International Equity	7,171,664	6,989,558	11,834,250	11,650,555	135,424	277,271
Emerging Markets Equity	1,938,503	2,764,097	3,753,919	2,412,806	11,113	—
Real Estate Securities	881,955	1,253,420	1,563,769	1,096,082	33,098	65,590
Global Natural Resources Equity	922,666	1,247,143	1,018,063	242,750	1,563	—

	$26,960,581	$38,372,889	$66,495,934	$50,795,175	$524,569	$2,434,268

Conservative Allocation
Money Market	$3,302,579	$4,583,563	$40,205,584	$38,924,600	$2,869	$353
Low-Duration Bond	128,115,480	150,222,650	157,882,256	134,071,680	1,602,040	—
Medium-Duration Bond	33,734,297	40,046,340	43,231,233	35,107,480	1,032,661	470,410
Global Bond	8,464,633	9,770,811	10,938,988	8,622,597	345,368	—
Defensive Market Strategies	27,931,117	32,613,520	35,433,381	29,894,704	446,802	1,376,575
Value Equity	13,416,106	17,065,496	20,413,326	14,093,520	308,763	1,891,565
Growth Equity	13,369,667	17,406,201	20,924,389	14,342,024	—	3,114,373
Small Cap Equity	3,025,072	3,762,956	4,541,321	3,114,798	17,177	396,451
International Equity	15,146,967	20,226,463	22,943,660	16,481,576	396,661	816,727
Emerging Markets Equity	3,932,432	5,090,634	6,500,180	4,223,031	20,861	—
Inflation Protected Bond	31,179,137	36,163,674	38,310,493	32,349,115	93,838	—
Flexible Income	15,453,603	17,974,169	4,306,290	820,000	532,240	—
Real Estate Securities	3,196,748	3,684,974	4,289,855	3,504,065	97,593	193,987
Global Natural Resources Equity	10,982,229	6,875,930	3,159,903	2,300,000	8,333	—

	$311,250,067	$365,487,381	$413,080,859	$337,849,190	$4,905,206	$8,260,441

	Total Value at 12/31/14	Total Value at 12/31/15	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
Balanced Allocation
Money Market	$31,194,352	$42,453,581	$161,074,279	$149,815,050	$18,749	$3,002
Low-Duration Bond	155,358,696	181,725,741	199,645,578	171,207,853	1,941,951	—
Medium-Duration Bond	209,350,903	245,812,360	277,462,391	227,373,357	6,266,762	2,890,000
Extended-Duration Bond	53,087,969	65,152,208	81,518,076	56,814,538	2,750,728	3,197,699
Global Bond	102,585,859	120,548,248	137,192,985	106,615,461	4,226,683	—
Defensive Market Strategies	103,864,940	122,548,531	135,520,905	114,945,065	1,686,645	5,179,640
Value Equity	115,024,563	140,741,304	168,466,139	122,592,761	2,604,055	15,693,840
Growth Equity	114,790,336	143,152,463	177,739,966	128,320,657	—	25,812,009
Small Cap Equity	26,216,986	30,990,313	38,213,413	27,793,059	141,469	3,265,024
International Equity	126,897,358	165,334,059	191,300,123	144,755,482	3,242,363	6,676,050
Emerging Markets Equity	33,071,501	40,953,235	53,061,168	35,778,564	167,822	—
Inflation Protected Bond	73,637,055	89,932,438	97,289,075	78,437,576	228,450	—
Flexible Income	38,412,620	45,357,702	11,799,282	2,340,000	1,337,359	—
Real Estate Securities	36,573,726	44,462,159	49,302,492	37,823,037	1,158,110	2,298,292
Global Natural Resources Equity	70,996,359	44,193,189	25,700,519	20,250,000	53,556	—

	$1,291,063,223	$1,523,357,531	$1,805,286,391	$1,424,862,460	$25,824,702	$65,015,556

Growth Allocation
Money Market	$22,955,888	$27,757,264	$102,629,447	$97,828,071	$13,720	$1,983
Low-Duration Bond	69,123,237	82,705,113	90,737,076	76,195,709	873,626	—
Medium-Duration Bond	93,623,667	110,995,806	124,103,398	100,821,654	2,829,655	1,303,701
Extended-Duration Bond	23,969,654	28,805,675	37,196,035	26,817,797	1,224,695	1,416,770
Global Bond	46,197,272	54,003,392	61,778,874	48,311,654	1,890,033	—
Value Equity	165,791,412	198,432,917	236,819,253	176,537,660	3,721,534	22,208,427
Growth Equity	165,543,750	205,396,019	254,160,069	184,959,257	—	37,135,591
Small Cap Equity	37,662,459	41,521,669	51,396,956	39,945,415	189,544	4,374,568
International Equity	187,390,627	230,986,326	265,663,153	208,784,330	4,529,868	9,327,033
Emerging Markets Equity	48,143,848	57,702,803	74,344,073	52,232,825	236,460	—
Real Estate Securities	33,926,470	42,946,950	47,324,334	34,787,593	1,117,656	2,217,819
Global Natural Resources Equity	56,893,117	33,035,311	18,033,331	17,175,000	40,034	—

	$951,221,401	$1,114,289,245	$1,364,185,999	$1,064,396,965	$16,666,825	$77,985,892

Aggressive Allocation
Money Market	$19,468,875	$23,772,781	$87,729,684	$83,425,777	$11,635	$1,630
Value Equity	232,399,206	254,768,426	311,157,000	248,808,470	4,947,611	28,789,477
Growth Equity	231,696,900	262,055,612	329,494,041	261,911,801	—	48,077,493
Small Cap Equity	53,626,378	55,397,826	68,126,555	56,477,119	252,887	5,836,508
International Equity	263,844,623	295,949,517	346,374,840	294,492,903	5,803,860	11,950,192
Emerging Markets Equity	67,987,625	73,918,724	98,054,489	74,563,280	302,911	—

	$869,023,607	$965,862,886	$1,240,936,609	$1,019,679,350	$11,318,904	$94,655,300

	Total Value at 12/31/14	Total Value at 12/31/15	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
Real Assets
Money Market	$605,669	$537,345	$15,314,094	$15,382,417	$381	$44
Inflation Protected Bond	18,226,105	10,803,373	17,172,071	24,332,746	52,337	—
Flexible Income	9,524,262	5,543,201	411,103	4,141,604	241,103	—
Real Estate Securities	8,272,816	4,829,919	8,302,861	11,363,494	153,459	311,194
Global Natural Resources Equity	9,880,345	5,610,899	2,485,341	4,250,829	6,641	—

	$46,509,197	$27,324,737	$43,685,470	$59,471,090	$453,921	$311,238

4. SECURITIES LENDING

Through an agreement with The Northern Trust Company (“Northern Trust”) (the Funds’ custodian) the Select Funds may lend portfolio securities to certain brokers, dealers and other financial institutions that pay the Select Funds a negotiated fee. The Select Funds receive cash or U.S. government securities as collateral against the loaned securities in an amount at least equal to the market value of the loaned securities. The Funds continue to own the loaned securities and the securities remain in the investment portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Cash collateral has been invested in a short-term money market fund of Northern Trust, an affiliate of the Funds, which invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. This investment is presented on the Funds’ Schedules of Investments. The Funds do not have control of non-cash securities lending collateral: as such, this amount is not presented on the Funds’ Schedules of Investments. At December 31, 2015, the market values of loaned securities and collateral received were as follows:

Fund	Value of Securities Loaned	Value of Non-cash Collateral	Value of Cash Collateral	Total Value of Collateral
Low-Duration Bond	$59,576,949	$33,749,226	$27,068,175	$60,817,401
Medium-Duration Bond	117,889,973	85,289,567	35,137,912	120,427,479
Extended-Duration Bond	33,229,660	24,680,922	9,010,504	33,691,426
Global Bond	44,640,846	6,696,645	39,026,281	45,722,926
Defensive Market Strategies	69,633,866	3,929,834	67,919,378	71,849,212
Equity Index	41,262,749	2,270,071	40,316,383	42,586,454
Value Equity	139,449,792	8,645,963	135,055,536	143,701,499
Growth Equity	265,809,884	5,186,673	268,680,558	273,867,231
Small Cap Equity	186,891,501	16,109,153	177,804,961	193,914,114
International Equity Index	3,854,449	781,212	3,330,445	4,111,657
International Equity	100,295,176	11,909,742	93,208,109	105,117,851
Emerging Markets Equity	23,148,368	1,696,875	22,484,517	24,181,392
Inflation Protected Bond	3,543,683	3,752,917	—	3,752,917
Flexible Income	250,452	—	255,750	255,750
Real Estate Securities	26,449,358	3,494,222	23,903,069	27,397,291
Global Natural Resources Equity	73,398,820	17,753,356	56,959,458	74,712,814

Securities lending transactions are entered into by the Funds under a Securities Lending Authorization Agreement which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.

At December 31, 2015, the securities loaned which are subject to an MA on a net payment basis are as follows:

		Fair Value of	Cash
	Value of	Non-cash	Collateral
Fund	Securities Loaned	Collateral	(Pledged)	Net Amount(1)
Low-Duration Bond	$59,576,949	$(33,749,226)	$(25,827,723)	$—
Medium-Duration Bond	117,889,973	(85,289,567)	(32,600,406)	—
Extended-Duration Bond	33,229,660	(24,680,922)	(8,548,738)	—
Global Bond	44,640,846	(6,696,645)	(37,944,201)	—
Defensive Market Strategies	69,633,866	(3,929,834)	(65,704,032)	—
Equity Index	41,262,749	(2,270,071)	(38,992,678)	—
Value Equity	139,449,792	(8,645,963)	(130,803,829)	—
Growth Equity	265,809,884	(5,186,673)	(260,623,211)	—
Small Cap Equity	186,891,501	(16,109,153)	(170,782,348)	—
International Equity Index	3,854,449	(781,212)	(3,073,237)	—
International Equity	100,295,176	(11,909,742)	(88,385,434)	—
Emerging Markets Equity	23,148,368	(1,696,875)	(21,451,493)	—
Inflation Protected Bond	3,543,683	(3,543,683)	—	—
Flexible Income	250,452	—	(250,452)	—
Real Estate Securities	26,449,358	(3,494,222)	(22,955,136)	—
Global Natural Resources Equity	73,398,820	(17,753,356)	(55,645,464)	—

(1)	Net amount represents the net amount receivable due from (payable to) the counterparty in the event of default.

Additional information about master netting arrangements can be found in the Repurchase Agreements and Derivative Financial

Instruments sections of the Notes to Financial Statements.

The type and maturity of non-cash collateral in relation to the securities lending total value of collateral is as follows:

			Greater
	Up to	30 — 90	than 90
Fund	30 Days	Days	Days	Total
Low-Duration Bond
U.S. Treasury Obligations	$—	$—	$33,749,226	$33,749,226
Medium-Duration Bond
U.S. Treasury Obligations	10,140	37,776	85,241,651	85,289,567
Extended-Duration Bond
U.S. Treasury Obligations	29	110	24,680,783	24,680,922
Global Bond
U.S. Treasury Obligations	25,789	94,681	6,576,175	6,696,645
Defensive Market Strategies
U.S. Treasury Obligations	27,113	265,361	3,637,360	3,929,834
Equity Index
U.S. Treasury Obligations	187	83,349	2,186,535	2,270,071
Value Equity
U.S. Treasury Obligations	325,944	200,936	8,119,083	8,645,963
Growth Equity
U.S. Treasury Obligations	12,310	43,855	5,130,508	5,186,673
Small Cap Equity
U.S. Treasury Obligations	135,425	430,239	15,543,489	16,109,153
International Equity Index
U.S. Treasury Obligations	1,950	7,429	771,833	781,212
International Equity
U.S. Treasury Obligations	—	—	11,909,742	11,909,742
Emerging Markets Equity
U.S. Treasury Obligations	94	24,799	1,671,982	1,696,875

Fund	Up to 30 Days	30 — 90 Days	Greater than 90 Days	Total
Inflation Protected Bond
U.S. Treasury Obligations	$—	$—	$3,543,683	$3,543,683
Real Estate Securities
U.S. Treasury Obligations	—	—	3,494,222	3,494,222
Global Natural Resources Equity
U.S. Treasury Obligations	5,212	67,873	17,680,271	17,753,356

5. INVESTMENT TRANSACTIONS

For the year ended December 31, 2015, the cost of purchases and proceeds from sales and maturities for each Fund were as follows:

	Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than U.S. Government Obligations)		Cost of Purchases and Proceeds from Sales and Maturities of Long-Term U.S. Government Obligations
	Purchases	Sale and Maturity Proceeds	Purchases	Sale and Maturity Proceeds
MyDestination 2005	$107,460,086	$102,898,843	$—	$—
MyDestination 2015	523,087,178	515,200,971	—	—
MyDestination 2025	818,366,352	747,237,177	—	—
MyDestination 2035	493,815,377	446,563,415	—	—
MyDestination 2045	368,528,248	329,309,663	—	—
MyDestination 2055	51,469,725	39,447,579	—	—
Conservative Allocation	288,135,590	298,924,590	—	—
Balanced Allocation	1,216,656,910	1,275,047,410	—	—
Growth Allocation	919,153,893	966,568,893	—	—
Aggressive Allocation	882,103,573	936,253,573	—	—
Low-Duration Bond	653,532,554	642,973,967	5,606,981,988	5,590,999,234
Medium-Duration Bond	2,690,348,858	2,460,420,283	661,385,020	776,758,247
Extended-Duration Bond	49,468,302	46,929,666	63,458,198	79,028,888
Global Bond	135,865,970	88,661,687	19,630,680	18,823,038
Defensive Market Strategies	279,664,489	256,104,197	—	—
Equity Index	207,646,058	33,101,883	—	—
Value Equity	414,955,111	554,866,465	—	—
Growth Equity	1,088,586,101	1,232,986,897	—	—
Small Cap Equity	381,455,505	406,079,986	—	—
International Equity Index	120,806,230	—	3,893,650	—
International Equity	616,439,180	670,188,665	—	—
Emerging Markets Equity	160,284,327	107,051,852	—	—
Inflation Protected Bond	10,089,002	11,962,016	148,738,985	122,833,304
Flexible Income	77,725,960	64,818,446	—	—
Real Assets	27,941,643	46,247,733	—	—
Real Estate Securities	354,751,219	361,550,391	—	—
Global Natural Resources Equity	169,214,684	150,806,197	—	—

Financial Futures Contracts

Investments as of December 31, 2015, included cash and securities that were valued and pledged as collateral to cover initial margin deposits. The market value of the open futures contracts is as follows:

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures
MyDestination 2005 Fund
S&P 500® E-Mini	03/2016	7	$712,390	GSC	$(4,635)
5-Year U.S. Treasury Note	04/2016	9	1,064,883	GSC	(1,867)

			$1,777,273		$(6,502)

MyDestination 2015 Fund
10-Year U.S. Treasury Note	03/2016	18	$2,266,313	GSC	$(4,921)
MSCI EAFE Index E-Mini	03/2016	17	1,443,470	GSC	20,425
MSCI Emerging Markets E-Mini	03/2016	4	157,500	GSC	590
S&P 500® E-Mini	03/2016	24	2,442,480	GSC	(6,482)

			$6,309,763		$9,612

MyDestination 2025 Fund
10-Year U.S. Treasury Note	03/2016	22	$2,769,938	GSC	$(5,976)
MSCI EAFE Index E-Mini	03/2016	28	2,377,480	GSC	42,735
MSCI Emerging Markets E-Mini	03/2016	18	708,750	GSC	(4,910)
S&P 500® E-Mini	03/2016	43	4,376,110	GSC	(13,257)

			$10,232,278		$18,592

MyDestination 2035 Fund
10-Year U.S. Treasury Note	03/2016	10	$1,259,063	GSC	$(1,796)
MSCI EAFE Index E-Mini	03/2016	26	2,207,660	GSC	50,090
MSCI Emerging Markets E-Mini	03/2016	15	590,625	GSC	(4,080)
S&P 500® E-Mini	03/2016	41	4,172,570	GSC	(18,532)

			$8,229,918		$25,682

MyDestination 2045 Fund
10-Year U.S. Treasury Note	03/2016	2	$251,813	GSC	$(359)
MSCI EAFE Index E-Mini	03/2016	21	1,783,110	GSC	40,530
MSCI Emerging Markets E-Mini	03/2016	10	393,750	GSC	(1,865)
S&P 500® E-Mini	03/2016	38	3,867,260	GSC	(16,555)

			$6,295,933		$21,751

MyDestination 2055 Fund
S&P 500® E-Mini	03/2016	7	$712,390	GSC	$(3,520)

Conservative Allocation Fund
MSCI EAFE Index E-Mini	03/2016	6	$509,460	GSC	$10,904
S&P 500® E-Mini	03/2016	8	814,160	GSC	(2,160)
2-Year U.S. Treasury Note	04/2016	18	3,910,219	GSC	(5,514)

			$5,233,839		$3,230

Balanced Allocation Fund
10-Year U.S. Treasury Note	03/2016	51	$6,421,219	GSC	$(9,162)
MSCI EAFE Index E-Mini	03/2016	76	6,453,160	GSC	146,635
MSCI Emerging Markets E-Mini	03/2016	36	1,417,500	GSC	(10,975)
S&P 500® E-Mini	03/2016	128	13,026,560	GSC	(34,567)
Long U.S. Treasury Bond	03/2016	21	3,228,750	GSC	14,109
5-Year U.S. Treasury Note	04/2016	56	6,625,938	GSC	(12,250)

			$37,173,127		$93,790

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures
Growth Allocation Fund
10-Year U.S. Treasury Note	03/2016	17	$2,140,406	GSC	$(3,054)
MSCI EAFE Index E-Mini	03/2016	80	6,792,800	GSC	150,125
MSCI Emerging Markets E-Mini	03/2016	34	1,338,750	GSC	(11,285)
S&P 500® E-Mini	03/2016	124	12,619,480	GSC	(33,487)
Long U.S. Treasury Bond	03/2016	7	1,076,250	GSC	4,703
5-Year U.S. Treasury Note	04/2016	21	2,484,727	GSC	(4,594)

			$26,452,413		$102,408

Aggressive Allocation Fund
MSCI EAFE Index E-Mini	03/2016	85	$7,217,350	GSC	$169,135
MSCI Emerging Markets E-Mini	03/2016	44	1,732,500	GSC	(7,980)
S&P 500® E-Mini	03/2016	136	13,840,720	GSC	(36,727)

			$22,790,570		$124,428

Low-Duration Bond Fund
Euro-Bund	03/2016	(2)	$(343,241)	UBS	$1,393
3-Year Australia Treasury Bond	03/2016	346	75,972,914	CITI	75,154
10-Year U.S. Treasury Note	03/2016	(38)	(4,784,438)	UBS	2,189
5-Year U.S. Treasury Note	04/2016	(35)	(4,141,211)	GSC	14,311
5-Year U.S. Treasury Note	04/2016	(66)	(7,809,141)	UBS	24,758
2-Year U.S. Treasury Note	04/2016	1,130	245,474,845	CITI	(401,869)
2-Year U.S. Treasury Note	04/2016	419	91,021,204	UBS	(151,689)
2-Year U.S. Treasury Note	04/2016	115	24,981,953	GSC	(3,570)
3-Month EURIBOR	03/2018	267	72,493,792	CITI	116,319
3-Month Sterling	03/2018	(398)	(72,183,096)	CITI	(15,108)
90-Day Euro	09/2018	(182)	(44,576,350)	CITI	65,742
90-Day Euro	12/2018	(135)	(33,037,875)	CITI	24,770

			$343,069,356		$(247,600)

Medium-Duration Bond Fund
Euro-BOBL	03/2016	64	$9,088,408	DEUT	$(14,146)
Euro-BOBL	03/2016	46	6,532,293	GSC	(57,431)
Euro-Bund	03/2016	(43)	(7,379,680)	GSC	112,674
90-Day Euro	03/2016	(348)	(86,360,550)	GSC	114,344
Euro	03/2016	(8)	(1,088,600)	GSC	(1,426)
Euro-Bund	03/2016	2	343,241	DEUT	(2,349)
Ultra Long U.S. Treasury Bond	03/2016	(7)	(1,110,813)	CITI	(9,231)
10-Year U.S. Treasury Note	03/2016	(8)	(1,007,250)	UBS	5,361
10-Year U.S. Treasury Note	03/2016	(28)	(3,525,375)	DEUT	(5,191)
10-Year U.S. Treasury Note	03/2016	(45)	(5,665,781)	CITI	13,949
10-Year U.S. Treasury Note	03/2016	(754)	(94,933,313)	GSC	227,276
Euro-Schatz	03/2016	8	969,473	DEUT	80
Long U.S. Treasury Bond	03/2016	22	3,382,500	DEUT	(5,985)
Long U.S. Treasury Bond	03/2016	(7)	(1,076,250)	CITI	(4,789)
Long U.S. Treasury Bond	03/2016	(48)	(7,380,000)	GSC	36,219
Ultra Long U.S. Treasury Bond	03/2016	256	40,624,000	GSC	248,207
Ultra Long U.S. Treasury Bond	03/2016	136	21,581,500	DEUT	106,514
5-Year U.S. Treasury Note	04/2016	796	94,182,969	DEUT	(218,484)
5-Year U.S. Treasury Note	04/2016	230	27,213,672	GSC	(9,583)
5-Year U.S. Treasury Note	04/2016	114	13,488,516	CITI	(34,071)

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures
2-Year U.S. Treasury Note	04/2016	54	$11,730,656	CITI	$(19,412)
2-Year U.S. Treasury Note	04/2016	50	10,861,719	GSC	(15,803)
3-Month Sterling	12/2016	(82)	(14,956,514)	DEUT	12,846
90-Day Euro	12/2016	(74)	(18,272,450)	GSC	23,822
90-Day Euro	03/2017	53	13,067,150	GSC	(10,397)
90-Day Euro	03/2017	(75)	(18,491,250)	DEUT	(58,880)
3-Month Sterling	03/2017	(183)	(33,331,350)	DEUT	(18,194)
90-Day Euro	06/2017	(189)	(46,527,075)	DEUT	(515,567)
3-Month Sterling	06/2017	(70)	(12,731,637)	JPM	(35,249)
90-Day Euro	09/2017	(334)	(82,118,075)	DEUT	(981,726)
3-Month Sterling	09/2017	(16)	(2,906,845)	DEUT	6,561
90-Day Euro	12/2017	(70)	(17,189,375)	DEUT	45,610
90-Day Euro	03/2018	(23)	(5,642,763)	DEUT	(20,828)

			$(208,628,849)		$(1,085,279)

Global Bond Fund
Euro-Bund	03/2016	(17)	$(2,917,548)	GSC	$44,526
Euro-Buxl®	03/2016	(3)	(493,604)	GSC	10,166
Ultra Long U.S. Treasury Bond	03/2016	(24)	(3,808,500)	GSC	(29,578)
10-Year U.S. Treasury Note	03/2016	(129)	(16,241,906)	GSC	97,362
Long U.S. Treasury Bond	03/2016	(1)	(153,750)	GSC	1,497
5-Year U.S. Treasury Note	04/2016	300	35,496,094	GSC	(93,584)

			$11,880,786		$30,389

Defensive Market Strategies Fund
S&P 500® E-Mini	03/2016	262	$26,663,740	GSC	$(73,717)

Equity Index Fund
S&P 500® E-Mini	03/2016	208	$21,168,160	GSC	$(41,549)

Value Equity Fund
S&P 500® E-Mini	03/2016	412	$41,929,240	GSC	$(94,897)

Growth Equity Fund
S&P 500® E-Mini	03/2016	485	$49,358,450	GSC	$(144,600)

Small Cap Equity Fund
Russell 2000® IMM-Mini	03/2016	187	$21,159,050	GSC	$241,324

International Equity Index Fund
MSCI EAFE Index E-Mini	03/2016	57	$4,839,870	GSC	$87,181

International Equity Fund
AEX Index	01/2016	(13)	$(1,248,476)	BAR	$(21,412)
BIST 30 Index	01/2016	93	2,122,491	BAR	6,784
CAC40 Index	01/2016	141	7,107,692	BAR	29,818
Hang Seng Index	01/2016	71	10,036,129	BAR	(51,832)
IBEX 35	01/2016	62	6,418,712	BAR	(55,152)
OMX 30 Index	01/2016	1	17,153	BAR	422
MSCI EAFE Index E-Mini	03/2016	363	30,822,330	GSC	650,215
ASX SPI 200 Index	03/2016	153	14,652,678	BAR	968,331
DAX Index	03/2016	22	6,438,593	BAR	132,078
FTSE 100 Index®	03/2016	(90)	(8,223,433)	BAR	(297,580)
FTSE MIB Index	03/2016	(29)	(3,378,821)	BAR	(51,200)
S&P/TSE 60 Index	03/2016	(96)	(10,558,127)	BAR	(102,442)
Swiss Market Index Future	03/2016	(33)	(2,798,948)	GSC	(113,780)

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures
TOPIX Index®	03/2016	(23)	$(2,961,230)	BAR	$(22,126)
Hang Seng Index	01/2016	44	6,255,914	GSC	(36,776)

			$54,702,657		$1,035,348

Emerging Markets Equity Fund
TAIEX	01/2016	(5)	$(251,926)	GSC	$823
HSCEI Index	01/2016	104	6,511,700	BAR	(97,258)
TA-25 Index	01/2016	46	1,807,300	GSC	20,064
BIST 30 Index	01/2016	45	1,027,012	BAR	3,332
FTSE Bursa Malaysia KLCI	01/2016	48	943,845	BAR	5,999
SGX CNX Nifty Index	02/2016	(226)	(3,592,496)	GSC	(4,214)
HSCEI Index	02/2016	12	751,350	GSC	(7,392)
MSCI Taiwan Index	02/2016	60	1,826,400	GSC	(15,931)
Bovespa Index	02/2016	(15)	(166,313)	GSC	1,778
BIST 30 Index	02/2016	(350)	(1,068,998)	JPM	32,440
KOSPI 200 Index	03/2016	2	205,236	JPM	(605)
FTSE/JSE Top 40 Index	03/2016	(77)	(2,303,876)	BAR	(93,553)
Mexican Bolsa IPC Index	03/2016	22	550,673	JPM	(2,374)
WIG20 Index	03/2016	(9)	(2,026)	GSC	2,026
MSCI Emerging Markets E-Mini	03/2016	506	19,923,750	GSC	1,305
SET50 Index	04/2016	(59)	(260,561)	BAR	(1,021)

			$25,901,070		$(154,581)

Inflation Protected Bond Fund
Euro-BOBL	03/2016	(1)	$(142,006)	UBS	$173
Euro-Bund	03/2016	(19)	(3,260,789)	UBS	8,288
Euro-Buxl®	03/2016	(1)	(164,535)	UBS	1,542
FTSE Bursa Malaysia KLCI	03/2016	(67)	(10,042,318)	UBS	(20,104)
10-Year U.S. Treasury Note	03/2016	10	1,259,063	UBS	(7,434)
10-Year Japanese Bond	03/2016	(16)	(19,839,760)	UBS	(46,634)
Ultra Long U.S. Treasury Bond	03/2016	(63)	(9,997,313)	UBS	(128,825)
Long U.S. Treasury Bond	03/2016	29	4,458,750	UBS	(14,222)
5-Year U.S. Treasury Note	04/2016	(15)	(1,774,805)	UBS	861
2-Year U.S. Treasury Note	04/2016	12	2,606,813	UBS	(4,779)
90-Day Euro	12/2016	(124)	(30,618,700)	UBS	71,131
90-Day Euro	12/2017	(23)	(5,647,938)	UBS	(7,219)

			$(73,163,538)		$(147,222)

Real Estate Securities Fund
S&P 500® MidCap 400	03/2016	59	$8,221,650	GSC	$39,530

Forward Foreign Currency Contracts

As of December 31, 2015, the following Funds have forward foreign currency exchange contracts that obligate them to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying statements of assets and liabilities. The terms of the open contracts are as follows:

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
Low-Duration Bond Fund
01/05/16	U.S. Dollars	2,743,470	Euro	2,537,000	CITI	$(13,975)
01/05/16	Japanese Yen	360,100,000	U.S. Dollars	2,919,714	GSC	76,573
01/05/16	Japanese Yen	281,700,000	U.S. Dollars	2,327,980	JPM	15,964

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/05/16	Euro	8,256,000	U.S. Dollars	9,018,029	UBS	$(44,647)
01/05/16	U.S. Dollars	6,094,596	Euro	5,719,000	HSBC	(121,342)
01/05/16	U.S. Dollars	5,254,196	Japanese Yen	641,800,000	GSC	(86,035)
01/06/16	U.S. Dollars	2,919,175	Euro	2,756,000	UBS	(76,376)
01/06/16	U.S. Dollars	1,786,622	Australian Dollars	2,483,000	SC	(22,186)
01/06/16	Euro	1,448,000	U.S. Dollars	1,573,096	MSCS	763
01/06/16	Euro	1,408,000	U.S. Dollars	1,498,727	RBS	31,656
01/06/16	U.S. Dollars	396,678	British Pounds	264,000	BNP	7,482
01/11/16	U.S. Dollars	2,049,691	Canadian Dollars	2,739,000	RBC	70,168
01/11/16	U.S. Dollars	1,781,775	Euro	1,683,000	CITI	(47,741)
01/11/16	Canadian Dollars	38,000	U.S. Dollars	27,358	RBC	106
02/02/16	U.S. Dollars	9,024,387	Euro	8,256,000	UBS	44,655
02/02/16	U.S. Dollars	2,329,298	Japanese Yen	281,700,000	JPM	(16,053)
02/11/16	U.S. Dollars	186,251	British Pounds	124,000	JPM	3,434
02/11/16	Norwegian Krone	3,585,000	U.S. Dollars	416,540	HSBC	(11,709)
02/11/16	U.S. Dollars	3,009,225	Australian Dollars	4,189,000	JPM	(36,770)
02/11/16	U.S. Dollars	2,047,318	British Pounds	1,349,000	JPM	58,447
02/11/16	British Pounds	878,000	U.S. Dollars	1,307,238	JPM	(12,776)
02/11/16	Australian Dollars	424,000	U.S. Dollars	305,823	BNP	2,485
02/11/16	U.S. Dollars	177,161	Canadian Dollars	235,000	JPM	7,309
02/11/16	U.S. Dollars	146,101	Australian Dollars	208,000	JPM	(5,144)
02/12/16	U.S. Dollars	701,316	Japanese Yen	86,300,000	JPM	(17,342)
03/10/16	U.S. Dollars	3,087,971	Mexican Pesos	54,081,171	UBS	(33,997)
03/14/16	U.S. Dollars	139,422	Mexican Pesos	2,431,000	CITI	(873)

						$(227,924)

Medium-Duration Bond Fund
01/05/16	Japanese Yen	945,100,000	U.S. Dollars	7,724,561	GSC	$139,341
01/05/16	Brazilian Reals	960,481	U.S. Dollars	253,767	CITI	(11,436)
01/05/16	U.S. Dollars	691,572	Euro	637,000	CITI	(779)
01/05/16	U.S. Dollars	426,778	Japanese Yen	52,500,000	GSC	(10,059)
01/05/16	U.S. Dollars	(326,488)	Japanese Yen	(39,700,000)	CITI	(3,844)
01/05/16	Japanese Yen	1,570,013,212	U.S. Dollars	12,974,651	JPM	88,971
01/05/16	Japanese Yen	146,000,000	U.S. Dollars	1,202,184	UBS	12,639
01/05/16	Japanese Yen	98,500,000	U.S. Dollars	800,932	UBS	18,658
01/05/16	Japanese Yen	62,700,000	U.S. Dollars	508,487	CITI	13,221
01/05/16	Euro	17,255,119	U.S. Dollars	18,847,766	UBS	(93,313)
01/05/16	U.S. Dollars	13,083,203	Japanese Yen	1,598,113,212	GSC	(214,231)
01/05/16	U.S. Dollars	11,459,421	Euro	10,597,000	CITI	(58,375)
01/05/16	U.S. Dollars	10,980,843	Euro	10,304,119	HSBC	(218,624)
01/05/16	U.S. Dollars	7,728,978	British Pounds	5,127,000	DEUT	170,617
01/05/16	U.S. Dollars	6,222,129	Japanese Yen	767,400,000	GSC	(163,183)
01/05/16	U.S. Dollars	5,501,027	Brazilian Reals	20,777,379	DEUT	258,857
01/05/16	British Pounds	5,127,000	U.S. Dollars	7,608,705	CITI	(50,345)
01/05/16	Euro	3,296,000	U.S. Dollars	3,513,199	GSC	69,198
01/05/16	U.S. Dollars	2,554,613	Euro	2,347,000	CITI	3,677
01/05/16	Brazilian Reals	2,537,584	U.S. Dollars	652,000	DEUT	(11,763)
01/05/16	Brazilian Reals	2,345,828	U.S. Dollars	613,000	DEUT	(21,143)
01/05/16	Brazilian Reals	2,240,200	U.S. Dollars	575,000	GSC	(9,794)
01/05/16	Brazilian Reals	1,998,726	U.S. Dollars	508,000	GSC	(3,718)
01/05/16	U.S. Dollars	1,919,025	Japanese Yen	232,800,000	GSC	(18,036)
01/05/16	Brazilian Reals	1,883,979	U.S. Dollars	486,000	DEUT	(10,669)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/05/16	Euro	1,462,000	U.S. Dollars	1,587,616	GSC	$1,420
01/05/16	Euro	1,438,000	U.S. Dollars	1,525,138	JPM	37,813
01/05/16	Brazilian Reals	1,419,675	U.S. Dollars	373,000	DEUT	(14,813)
01/05/16	Brazilian Reals	1,342,474	U.S. Dollars	354,000	DEUT	(15,291)
01/05/16	Brazilian Reals	1,277,888	U.S. Dollars	333,000	DEUT	(10,587)
01/05/16	Brazilian Reals	1,128,974	U.S. Dollars	296,000	DEUT	(11,158)
01/05/16	U.S. Dollars	1,073,805	Japanese Yen	131,800,000	UBS	(22,864)
01/05/16	Euro	949,000	U.S. Dollars	1,027,952	JPM	3,508
01/05/16	Brazilian Reals	800,800	U.S. Dollars	208,000	BNP	(5,957)
01/05/16	Brazilian Reals	777,166	U.S. Dollars	201,000	GSC	(4,920)
01/05/16	Brazilian Reals	768,791	U.S. Dollars	203,508	BNP	(9,540)
01/05/16	Brazilian Reals	694,794	U.S. Dollars	172,000	RBC	3,298
01/05/16	U.S. Dollars	564,116	Euro	515,000	JPM	4,366
01/05/16	Brazilian Reals	451,994	U.S. Dollars	116,000	DEUT	(1,961)
01/05/16	Brazilian Reals	420,000	U.S. Dollars	105,000	BAR	967
01/05/16	Brazilian Reals	364,116	U.S. Dollars	95,000	DEUT	(3,133)
01/05/16	Brazilian Reals	352,890	U.S. Dollars	90,000	DEUT	(965)
01/05/16	U.S. Dollars	155,507	Brazilian Reals	621,560	HSBC	(1,314)
01/05/16	Brazilian Reals	52,578	U.S. Dollars	13,000	DEUT	266
01/14/16	U.S. Dollars	821,000	Taiwan Dollars	27,019,110	JPM	(1,633)
01/14/16	U.S. Dollars	193,239	Mexican Pesos	3,227,285	HSBC	6,177
01/19/16	U.S. Dollars	1,087,532	Brazilian Reals	4,184,000	CITIC	37,287
01/19/16	South Korean Won	379,127,400	U.S. Dollars	324,370	DEUT	(1,209)
01/19/16	U.S. Dollars	6,090,071	Euro	5,320,000	CITIC	305,763
01/19/16	U.S. Dollars	3,782,312	Euro	3,300,000	BAR	194,302
01/19/16	U.S. Dollars	3,412,463	Chinese Yuan Renminbi	21,850,000	CITIC	51,692
01/19/16	U.S. Dollars	1,731,353	Chinese Yuan Renminbi	11,130,000	BOA	19,436
01/19/16	U.S. Dollars	1,722,948	Chinese Yuan Renminbi	11,060,000	CITIC	21,798
01/19/16	U.S. Dollars	1,185,933	Euro	1,040,000	BOA	55,166
01/19/16	Malaysian Ringgits	1,171,800	U.S. Dollars	270,187	DEUT	2,345
01/19/16	U.S. Dollars	801,449	Malaysian Ringgits	3,508,743	DEUT	(14,600)
01/19/16	Euro	627,541	U.S. Dollars	694,813	CITIC	(12,503)
01/19/16	Euro	606,145	U.S. Dollars	668,798	CITIC	(9,751)
01/19/16	Euro	484,057	U.S. Dollars	535,783	CITIC	(9,479)
01/19/16	U.S. Dollars	332,000	South Korean Won	379,127,400	JPM	8,839
01/19/16	U.S. Dollars	322,029	Malaysian Ringgits	1,412,258	UBS	(6,428)
01/19/16	U.S. Dollars	318,722	Brazilian Reals	1,227,000	BAR	10,727
01/19/16	Malaysian Ringgits	120,750	U.S. Dollars	28,000	UBS	84
01/20/16	Turkish Lira	3,803,402	U.S. Dollars	1,302,000	GSC	(5,596)
01/20/16	U.S. Dollars	1,621,113	Turkish Lira	4,734,947	DEUT	7,189
01/20/16	Turkish Lira	845,859	U.S. Dollars	289,000	BAR	(686)
01/21/16	South Korean Won	1,547,061,500	U.S. Dollars	1,323,406	JPM	(4,794)
01/21/16	South Korean Won	502,554,500	U.S. Dollars	430,159	GSC	(1,815)
01/21/16	South Korean Won	382,173,000	U.S. Dollars	326,923	DEUT	(1,184)
01/21/16	South Korean Won	214,507,500	U.S. Dollars	185,000	HSBC	(2,168)
01/21/16	South Korean Won	209,688,500	U.S. Dollars	181,000	GSC	(2,276)
01/21/16	Indian Rupees	81,153,358	U.S. Dollars	1,221,214	UBS	1,145
01/21/16	U.S. Dollars	1,082,209	Indian Rupees	71,872,196	CITI	(355)
01/21/16	U.S. Dollars	736,575	South Korean Won	866,359,668	JPM	(1,852)
01/21/16	U.S. Dollars	593,000	South Korean Won	678,095,500	CS	15,037
01/21/16	U.S. Dollars	488,115	South Korean Won	566,164,300	JPM	5,554
01/21/16	U.S. Dollars	324,318	South Korean Won	379,127,400	DEUT	1,175

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/21/16	U.S. Dollars	307,000	South Korean Won	352,006,200	JPM	$6,973
01/28/16	U.S. Dollars	203,872	Mexican Pesos	3,370,591	MLCS	8,707
01/29/16	Chinese Yuan Renminbi	5,659,274	U.S. Dollars	882,607	BNP	(12,703)
01/29/16	Chinese Yuan Renminbi	2,541,696	U.S. Dollars	389,234	HKSB	1,458
01/29/16	U.S. Dollars	1,258,932	Chinese Yuan Renminbi	8,263,376	CITI	(11,256)
02/02/16	U.S. Dollars	18,861,055	Euro	17,255,119	UBS	93,329
02/02/16	U.S. Dollars	12,981,995	Japanese Yen	1,570,013,212	JPM	(89,469)
02/02/16	U.S. Dollars	7,608,935	British Pounds	5,127,000	CITI	50,093
02/02/16	Brazilian Reals	621,560	U.S. Dollars	153,886	HSBC	1,383
02/02/16	U.S. Dollars	614,364	Brazilian Reals	2,361,000	JPM	24,575
02/05/16	U.S. Dollars	696,994	Mexican Pesos	11,915,041	CITI	7,486
02/10/16	U.S. Dollars	1,917,761	Euro	1,765,715	CITI	(3,135)
02/11/16	Euro	767,000	U.S. Dollars	842,978	JPM	(8,548)
02/11/16	U.S. Dollars	540,369	Euro	494,000	JPM	2,940
02/11/16	U.S. Dollars	475,912	British Pounds	317,000	JPM	8,549
02/11/16	U.S. Dollars	220,411	British Pounds	145,000	CITI	6,633
02/12/16	Japanese Yen	449,600,000	U.S. Dollars	3,675,806	UBS	68,207
02/12/16	Japanese Yen	104,800,000	U.S. Dollars	853,191	CITI	19,524
02/12/16	Japanese Yen	93,700,000	U.S. Dollars	762,301	CITI	17,979
02/12/16	U.S. Dollars	865,413	Japanese Yen	106,600,000	JPM	(22,291)
02/12/16	U.S. Dollars	400,636	Japanese Yen	49,300,000	JPM	(9,907)
02/16/16	U.S. Dollars	2,433,248	Euro	2,233,116	CITIC	3,497
02/16/16	U.S. Dollars	2,116,639	British Pounds	1,389,500	BOA	68,049
02/16/16	U.S. Dollars	921,594	Euro	842,308	BOA	5,118
02/16/16	Euro	849,687	U.S. Dollars	926,731	UBS	(2,225)
02/16/16	Euro	125,000	U.S. Dollars	136,695	CITIC	(688)
02/17/16	U.S. Dollars	367,000	Brazilian Reals	1,491,855	JPM	(10,088)
02/18/16	U.S. Dollars	203,668	Mexican Pesos	3,436,291	CITI	5,000
02/26/16	U.S. Dollars	737,958	Singapore Dollars	1,041,000	HKSB	5,168
02/26/16	U.S. Dollars	1,333,000	Thailand Baht	48,214,610	JPM	(4,836)
02/26/16	U.S. Dollars	1,331,000	Malaysian Ringgits	5,709,990	BAR	6,591
02/26/16	U.S. Dollars	995,000	Singapore Dollars	1,404,244	JPM	6,513
02/26/16	U.S. Dollars	498,000	Taiwan Dollars	16,351,830	BAR	(99)
03/14/16	Mexican Pesos	9,048,000	U.S. Dollars	525,527	JPM	(3,360)
03/14/16	Mexican Pesos	1,782,000	U.S. Dollars	104,348	JPM	(1,507)
03/14/16	U.S. Dollars	1,242,553	Mexican Pesos	21,306,800	GSC	12,920
03/16/16	U.S. Dollars	242,000	Japanese Yen	29,069,257	HSBC	(316)
03/16/16	Canadian Dollars	87,113	U.S. Dollars	62,729	HSBC	240
03/16/16	U.S. Dollars	67,553	Australian Dollars	92,649	JPM	297
03/16/16	U.S. Dollars	53,140	Australian Dollars	73,334	HSBC	(96)
03/16/16	British Pounds	35,698	U.S. Dollars	53,140	CS	(507)
03/16/16	Japanese Yen	29,569,375	U.S. Dollars	242,000	CS	4,485
03/16/16	Japanese Yen	14,889,776	U.S. Dollars	121,000	UBS	3,119
03/16/16	Swedish Kronor	2,054,787	Euro	221,000	RBS	3,315
03/16/16	Norwegian Krone	1,767,123	U.S. Dollars	207,588	SS	(8,095)
03/16/16	Swedish Kronor	1,037,055	Euro	112,000	JPM	1,171
03/16/16	Swedish Kronor	1,021,196	Euro	110,000	UBS	1,466
03/16/16	Swedish Kronor	938,119	U.S. Dollars	111,181	JPM	200
03/16/16	Canadian Dollars	662,796	U.S. Dollars	485,000	SS	(5,899)
03/16/16	Norwegian Krone	548,680	U.S. Dollars	63,166	HSBC	(1,225)
03/16/16	Swedish Kronor	534,075	Euro	57,475	JPM	825
03/16/16	Norwegian Krone	506,097	U.S. Dollars	57,891	JPM	(757)

328

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/16/16	Norwegian Krone	505,942	U.S. Dollars	58,030	MSCS	$(913)
03/16/16	Norwegian Krone	467,071	U.S. Dollars	53,435	JPM	(706)
03/16/16	U.S. Dollars	426,702	Japanese Yen	52,485,678	UBS	(10,809)
03/16/16	Norwegian Krone	422,478	U.S. Dollars	48,391	BNP	(697)
03/16/16	Norwegian Krone	421,297	U.S. Dollars	48,336	HSBC	(775)
03/16/16	U.S. Dollars	361,186	Australian Dollars	502,000	SS	(3,230)
03/16/16	U.S. Dollars	340,606	Euro	308,714	CITI	4,448
03/16/16	Australian Dollars	336,000	U.S. Dollars	241,856	WEST	2,056
03/16/16	U.S. Dollars	243,094	Australian Dollars	334,000	UBS	633
03/16/16	U.S. Dollars	242,000	Canadian Dollars	338,494	MLCS	(2,680)
03/16/16	U.S. Dollars	242,000	Japanese Yen	29,468,098	HSBC	(3,641)
03/16/16	Euro	237,094	U.S. Dollars	259,521	UBS	(1,350)
03/16/16	U.S. Dollars	229,975	Japanese Yen	27,802,046	CITI	(1,778)
03/16/16	Euro	223,000	U.S. Dollars	242,670	SS	154
03/16/16	Canadian Dollars	175,309	U.S. Dollars	129,337	RBC	(2,615)
03/16/16	Australian Dollars	170,000	U.S. Dollars	120,421	STAN	2,987
03/16/16	Australian Dollars	149,256	U.S. Dollars	107,020	SS	1,329
03/16/16	U.S. Dollars	146,118	British Pounds	97,344	JPM	2,594
03/16/16	U.S. Dollars	125,768	Euro	115,416	CS	91
03/16/16	U.S. Dollars	122,000	Japanese Yen	14,944,634	DEUT	(2,576)
03/16/16	U.S. Dollars	121,055	Australian Dollars	169,000	CITI	(1,627)
03/16/16	U.S. Dollars	121,052	Australian Dollars	167,000	MLCS	(178)
03/16/16	U.S. Dollars	121,023	Australian Dollars	169,998	MSCS	(2,383)
03/16/16	U.S. Dollars	121,000	Canadian Dollars	163,146	RBC	3,070
03/16/16	U.S. Dollars	121,000	Canadian Dollars	168,478	CITI	(784)
03/16/16	U.S. Dollars	120,821	New Zealand Dollars	180,000	SS	(1,712)
03/16/16	U.S. Dollars	120,672	New Zealand Dollars	180,000	SS	(1,862)
03/16/16	U.S. Dollars	116,444	New Zealand Dollars	174,133	MSCS	(2,096)
03/16/16	U.S. Dollars	111,884	Euro	102,800	BNP	(54)
03/16/16	U.S. Dollars	106,833	Euro	97,496	BNP	669
03/16/16	Canadian Dollars	105,401	U.S. Dollars	77,859	CITI	(1,670)
03/16/16	Australian Dollars	102,009	U.S. Dollars	72,841	UBS	1,210
03/16/16	U.S. Dollars	94,136	Canadian Dollars	127,644	JPM	1,869
03/16/16	New Zealand Dollars	88,743	U.S. Dollars	58,273	SS	2,138
03/16/16	Australian Dollars	86,242	U.S. Dollars	62,886	CITI	(280)
03/16/16	Canadian Dollars	85,620	U.S. Dollars	63,209	MLCS	(1,319)
03/16/16	U.S. Dollars	82,641	New Zealand Dollars	125,172	UBS	(2,569)
03/16/16	British Pounds	82,060	Euro	111,000	CS	121
03/16/16	Canadian Dollars	80,817	U.S. Dollars	58,061	CS	357
03/16/16	Canadian Dollars	79,505	U.S. Dollars	58,069	JPM	(599)
03/16/16	Canadian Dollars	79,099	U.S. Dollars	58,234	SC	(1,057)
03/16/16	Canadian Dollars	78,271	U.S. Dollars	58,561	HSBC	(1,983)
03/16/16	U.S. Dollars	78,098	Swedish Kronor	663,530	JPM	(682)
03/16/16	U.S. Dollars	77,989	Swedish Kronor	658,348	CITI	(175)
03/16/16	Australian Dollars	74,629	Euro	48,780	CS	1,059
03/16/16	U.S. Dollars	73,136	Australian Dollars	100,393	CITI	258
03/16/16	Canadian Dollars	72,887	U.S. Dollars	53,334	CS	(647)
03/16/16	U.S. Dollars	72,528	New Zealand Dollars	107,124	CS	(396)
03/16/16	Canadian Dollars	71,044	U.S. Dollars	53,253	JPM	(1,899)
03/16/16	U.S. Dollars	68,305	Australian Dollars	93,688	BNP	294
03/16/16	U.S. Dollars	68,305	New Zealand Dollars	103,180	CITI	(1,934)
03/16/16	U.S. Dollars	68,260	New Zealand Dollars	103,268	MSCS	(2,039)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/16/16	U.S. Dollars	67,797	Swedish Kronor	571,953	CITI	$(109)
03/16/16	U.S. Dollars	63,198	New Zealand Dollars	94,456	UBS	(1,102)
03/16/16	U.S. Dollar	62,939	Euro	57,708	BAR	101
03/16/16	U.S. Dollars	62,924	New Zealand Dollars	93,164	BNP	(497)
03/16/16	British Pounds	61,897	U.S. Dollars	91,869	SS	(609)
03/16/16	British Pounds	58,760	U.S. Dollars	87,763	CS	(1,128)
03/16/16	U.S. Dollars	58,205	Swedish Kronor	484,469	CS	685
03/16/16	U.S. Dollars	58,161	Japanese Yen	7,022,200	CS	(374)
03/16/16	U.S. Dollars	57,949	Japanese Yen	6,970,522	BNP	(156)
03/16/16	U.S. Dollars	57,883	New Zealand Dollars	84,875	DEUT	105
03/16/16	U.S. Dollars	56,061	New Zealand Dollars	84,883	SS	(1,723)
03/16/16	U.S. Dollars	53,632	Japanese Yen	6,585,458	SS	(1,263)
03/16/16	U.S. Dollars	53,548	Japanese Yen	6,554,740	HSBC	(1,091)
03/16/16	British Pounds	51,894	U.S. Dollars	78,062	HSBC	(1,550)
03/16/16	Euro	50,616	U.S. Dollars	53,633	UBS	1,483
03/16/16	U.S. Dollars	48,508	Swedish Kronor	407,135	HSBC	169
03/16/16	U.S. Dollars	48,415	New Zealand Dollars	72,988	BAR	(1,271)
03/16/16	U.S. Dollars	48,292	New Zealand Dollars	71,965	BAR	(698)
03/16/16	British Pounds	42,265	U.S. Dollars	62,706	BNP	(391)
03/16/16	British Pounds	39,057	U.S. Dollars	58,093	HSBC	(507)
03/16/16	British Pounds	35,737	Japanese Yen	6,462,525	CS	(1,180)
03/16/16	British Pounds	35,210	U.S. Dollars	53,256	BAR	(1,342)
03/16/16	British Pounds	35,111	U.S. Dollars	53,244	SS	(1,476)
03/17/16	U.S. Dollars	1,067,987	Mexican Pesos	18,381,664	MSCS	7,396
03/23/16	Russian Rubles	30,269,900	U.S. Dollars	421,000	DEUT	(15,520)
03/23/16	Russian Rubles	24,751,890	U.S. Dollars	333,000	CS	(1,437)
03/23/16	Russian Rubles	17,531,400	U.S. Dollars	244,000	BNP	(9,159)
03/23/16	Russian Rubles	31,015,912	U.S. Dollars	421,000	JPM	(5,527)
03/23/16	Russian Rubles	5,754,029	U.S. Dollars	78,000	JPM	(922)
05/24/16	Malaysian Ringgits	2,286,576	U.S. Dollars	536,000	DEUT	(8,515)
05/24/16	Malaysian Ringgits	1,192,485	U.S. Dollars	277,000	CITI	(1,908)
05/24/16	Malaysian Ringgits	118,580	U.S. Dollars	28,000	HSBC	(645)
09/14/16	U.S. Dollars	593,000	Chinese Yuan Renminbi	3,900,161	UBS	322
09/14/16	U.S. Dollars	570,000	Chinese Yuan Renminbi	3,750,315	BNP	93
09/30/16	U.S. Dollars	1,160,000	Chinese Yuan Renminbi	7,610,760	JPM	4,260
10/11/16	U.S. Dollars	1,491,000	Chinese Yuan Renminbi	9,748,158	JPM	11,395
10/11/16	U.S. Dollars	332,000	Chinese Yuan Renminbi	2,178,916	HSBC	1,278
12/05/16	U.S. Dollars	1,235,000	Chinese Yuan Renminbi	8,221,395	JPM	(9,872)
12/07/16	U.S. Dollars	1,336,000	Chinese Yuan Renminbi	8,877,052	HSBC	(8,033)

						$656,096

Global Bond Fund
01/19/16	Indian Rupees	156,237,535	U.S. Dollars	2,351,204	CITIC	$2,890
01/19/16	Indian Rupees	129,220,000	U.S. Dollars	1,954,207	JPM	(7,197)
01/19/16	Indian Rupees	54,770,000	U.S. Dollars	823,238	JPM	2,004
01/19/16	Indian Rupees	51,960,000	U.S. Dollars	786,439	JPM	(3,536)
01/19/16	U.S. Dollars	715,578	Brazilian Reals	2,809,000	BAR	10,477
02/16/16	Japanese Yen	744,255,000	U.S. Dollars	6,117,730	DEUT	80,516
02/16/16	Mexican Pesos	15,669,581	U.S. Dollars	935,414	DEUT	(29,351)
02/16/16	U.S. Dollars	11,493,542	Euro	10,553,878	HSBC	10,354
02/16/16	U.S. Dollars	7,557,568	Euro	6,935,966	CITIC	10,862
02/16/16	U.S. Dollars	6,346,565	British Pounds	4,194,041	DEUT	163,141

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
02/16/16	Swedish Kronor	5,133,306	U.S. Dollars	599,719	BAR	$9,234
02/16/16	U.S. Dollars	3,793,367	Euro	3,500,000	JPM	(14,822)
02/16/16	U.S. Dollars	3,113,808	Euro	2,854,942	UBS	7,477
02/16/16	Euro	2,550,000	U.S. Dollars	2,706,621	UBS	67,916
02/16/16	U.S. Dollars	1,978,467	Euro	1,808,255	HSBC	10,987
02/16/16	U.S. Dollars	1,492,053	British Pounds	970,000	RBC	61,947
02/16/16	U.S. Dollars	1,246,135	British Pounds	809,710	BAR	52,351
02/16/16	U.S. Dollars	1,001,644	British Pounds	650,000	CS	43,325
02/16/16	Euro	950,000	U.S. Dollars	1,029,628	JPM	4,023
02/16/16	Euro	926,514	U.S. Dollars	850,000	HSBC	(1,668)
02/16/16	U.S. Dollars	597,400	Swedish Kronor	5,130,000	UBS	(11,162)
02/16/16	U.S. Dollars	307,938	British Pounds	200,000	GSC	13,071
02/16/16	U.S. Dollars	264,644	Japanese Yen	32,140,000	HSBC	(3,021)
02/16/16	U.S. Dollars	113,845	South African Rand	1,616,591	CITIC	10,235

						$490,053

Defensive Market Strategies Fund
01/29/16	U.S. Dollars	3,108,925	Euro	2,835,731	UBS	$24,927
01/29/16	U.S. Dollars	1,762,639	Canadian Dollars	2,457,648	JPM	(13,614)
01/29/16	Canadian Dollars	145,943	U.S. Dollars	104,770	JPM	710
01/29/16	U.S. Dollars	105,958	Euro	96,787	UBS	696
01/29/16	U.S. Dollars	101,282	Euro	92,763	UBS	397
01/29/16	U.S. Dollars	83,454	Canadian Dollars	115,768	JPM	(217)
01/29/16	Canadian Dollars	72,804	U.S. Dollars	52,645	JPM	(27)
01/29/16	Canadian Dollars	59,289	U.S. Dollars	42,886	NT	(35)

						$12,837

International Equity Fund
03/16/16	Japanese Yen	2,222,145,153	U.S. Dollars	18,171,184	CITIG	$352,232
03/16/16	Japanese Yen	1,138,394,033	U.S. Dollars	9,280,398	CITIG	209,057
03/16/16	Japanese Yen	1,120,541,633	U.S. Dollars	9,113,391	CITIG	227,249
03/16/16	Japanese Yen	1,120,491,357	U.S. Dollars	9,123,444	CITIG	216,778
03/16/16	Japanese Yen	1,118,783,412	U.S. Dollars	9,099,424	CITIG	226,560
03/16/16	Japanese Yen	1,118,405,936	U.S. Dollars	9,122,806	CITIG	200,031
03/16/16	Japanese Yen	729,621,000	U.S. Dollars	5,956,260	CITIG	125,733
03/16/16	Japanese Yen	654,559,476	U.S. Dollars	5,343,600	CITIG	112,694
03/16/16	Japanese Yen	380,772,000	U.S. Dollars	3,166,937	CITIG	7,112
03/16/16	Japanese Yen	310,226,000	U.S. Dollars	2,529,948	CITIG	56,042
03/16/16	Japanese Yen	225,596,000	U.S. Dollars	1,845,661	CITIG	34,868
03/16/16	Swedish Kronor	138,116,000	U.S. Dollars	15,932,052	CITIG	466,215
03/16/16	U.S. Dollars	53,697,377	British Pounds	35,791,000	CITIG	927,492
03/16/16	Norwegian Krone	45,162,000	U.S. Dollars	5,212,444	CITIG	(114,051)
03/16/16	U.S. Dollars	18,903,625	Switzerland Francs	18,777,691	CITIG	93,845
03/16/16	Swedish Kronor	16,840,000	U.S. Dollars	1,945,996	CITIG	53,387
03/16/16	Euro	16,411,369	U.S. Dollars	17,489,027	CITIG	381,271
03/16/16	Australian Dollars	11,141,201	U.S. Dollars	8,107,373	CITIG	(19,654)
03/16/16	Switzerland Francs	10,228,000	U.S. Dollars	10,328,225	CITIG	(82,746)
03/16/16	Hong Kong Dollars	9,430,376	U.S. Dollars	1,217,252	CITIG	297
03/16/16	Hong Kong Dollars	8,856,624	U.S. Dollars	1,143,278	CITIG	194
03/16/16	Euro	8,665,631	U.S. Dollars	9,204,285	CITIG	231,698
03/16/16	Australian Dollars	7,745,000	U.S. Dollars	5,510,396	CITIG	111,924
03/16/16	U.S. Dollars	6,951,639	Swedish Kronor	59,386,000	CITIG	(99,155)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/16/16	British Pounds	6,560,000	U.S. Dollars	9,776,833	CITIG	$(104,836)
03/16/16	Israeli Shekels	6,236,000	U.S. Dollars	1,612,655	CITIG	(7,375)
03/16/16	Australian Dollars	5,797,905	U.S. Dollars	4,226,284	CITIG	(17,418)
03/16/16	Australian Dollars	5,589,894	U.S. Dollars	4,052,130	CITIG	5,735
03/16/16	U.S. Dollars	5,190,808	New Zealand Dollars	7,826,000	CITIG	(136,691)
03/16/16	Australian Dollars	4,671,000	U.S. Dollars	3,363,624	CITIG	27,190
03/16/16	Canadian Dollars	4,636,000	U.S. Dollars	3,411,168	CITIG	(60,045)
03/16/16	U.S. Dollars	4,575,568	Euro	4,195,000	CITIG	7,643
03/16/16	U.S. Dollars	4,367,961	New Zealand Dollars	6,534,000	CITIG	(80,017)
03/16/16	U.S. Dollars	4,343,609	Norwegian Krone	38,043,000	CITIG	48,888
03/16/16	Norwegian Krone	4,340,000	U.S. Dollars	499,348	CITIG	(9,400)
03/16/16	U.S. Dollars	4,240,933	British Pounds	2,810,000	CITIG	97,898
03/16/16	U.S. Dollars	4,064,986	Swedish Kronor	33,957,000	CITIG	33,332
03/16/16	U.S. Dollars	3,735,154	Switzerland Francs	3,726,055	CITIG	2,731
03/16/16	U.S. Dollars	3,502,484	Japanese Yen	424,769,000	CITIG	(38,316)
03/16/16	U.S. Dollars	3,433,722	Switzerland Francs	3,500,254	CITIG	(72,514)
03/16/16	U.S. Dollars	3,350,123	Switzerland Francs	3,416,000	CITIG	(71,715)
03/16/16	U.S. Dollars	3,061,157	Switzerland Francs	3,094,000	CITIG	(38,131)
03/16/16	U.S. Dollars	3,012,690	Australian Dollars	4,140,000	CITIG	7,345
03/16/16	U.S. Dollars	2,576,329	Euro	2,370,000	CITIG	(4,358)
03/16/16	U.S. Dollars	2,346,996	Canadian Dollars	3,275,000	CITIG	(20,330)
03/16/16	Hong Kong Dollars	2,325,000	U.S. Dollars	300,148	CITIG	31
03/16/16	U.S. Dollars	1,820,271	Canadian Dollars	2,431,190	CITIG	62,891
03/16/16	U.S. Dollars	1,705,113	Canadian Dollars	2,283,810	CITIG	54,266
03/16/16	Euro	1,495,000	U.S. Dollars	1,594,785	CITIG	33,117
03/16/16	U.S. Dollars	1,327,665	Norwegian Krone	11,505,603	CITIG	28,783
03/16/16	British Pounds	1,238,000	U.S. Dollars	1,845,168	CITIG	(19,874)
03/16/16	U.S. Dollars	1,107,149	Swedish Kronor	9,396,000	CITIG	(8,422)
03/16/16	New Zealand Dollars	1,087,000	U.S. Dollars	703,813	CITIG	36,155
03/16/16	Euro	1,054,000	U.S. Dollars	1,126,400	CITIG	21,298
03/16/16	Singapore Dollars	936,259	U.S. Dollars	661,127	CITIG	(2,487)
03/16/16	Singapore Dollars	936,259	U.S. Dollars	662,296	CITIG	(3,656)
03/16/16	U.S. Dollars	921,712	New Zealand Dollars	1,398,000	CITIG	(29,968)
03/16/16	U.S. Dollars	907,932	Danish Kroner	6,240,695	CITIG	(2,989)
03/16/16	U.S. Dollars	891,147	British Pounds	602,000	CITIG	3,564
03/16/16	Singapore Dollars	797,732	U.S. Dollars	569,278	CITIG	(8,089)
03/16/16	Israeli Shekels	795,000	U.S. Dollars	205,806	CITIG	(1,156)
03/16/16	Switzerland Francs	740,000	U.S. Dollars	747,698	CITIG	(6,433)
03/16/16	U.S. Dollars	722,934	Japanese Yen	87,613,000	CITIG	(7,393)
03/16/16	U.S. Dollars	689,875	Canadian Dollars	919,000	CITIG	25,578
03/16/16	Singapore Dollars	659,750	U.S. Dollars	466,450	CITIG	(2,329)
03/16/16	U.S. Dollars	642,569	Norwegian Krone	5,637,987	CITIG	6,090
03/16/16	British Pounds	579,000	U.S. Dollars	868,312	CITIG	(14,641)
03/16/16	Danish Kroner	500,000	U.S. Dollars	71,627	CITIG	1,356
03/16/16	U.S. Dollars	474,120	Danish Kroner	3,248,305	CITIG	(18)
03/16/16	U.S. Dollars	452,063	Australian Dollars	633,000	CITIG	(7,450)
03/16/16	U.S. Dollars	451,296	Australian Dollars	629,000	CITIG	(5,313)
03/16/16	U.S. Dollars	436,783	Hong Kong Dollars	3,384,000	CITIG	(122)
03/16/16	U.S. Dollars	368,313	Canadian Dollars	510,000	CITIG	(339)
03/16/16	U.S. Dollars	352,076	Swedish Kronor	3,006,000	CITIG	(4,821)
03/16/16	Israeli Shekels	326,000	U.S. Dollars	83,743	CITIG	177
03/16/16	Hong Kong Dollars	321,000	U.S. Dollars	41,444	CITIG	—

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/16/16	U.S. Dollars	302,349	Euro	278,000	CITIG	$(365)
03/16/16	New Zealand Dollars	269,782	U.S. Dollars	177,939	CITIG	5,713
03/16/16	New Zealand Dollars	268,040	U.S. Dollars	177,829	CITIG	4,637
03/16/16	U.S. Dollars	253,816	Hong Kong Dollars	1,967,000	CITIG	(142)
03/16/16	U.S. Dollars	242,590	Norwegian Krone	2,107,797	CITIG	4,638
03/16/16	New Zealand Dollars	223,830	U.S. Dollars	147,544	CITIG	4,827
03/16/16	New Zealand Dollars	222,348	U.S. Dollars	147,207	CITIG	4,155
03/16/16	Danish Kroner	216,000	U.S. Dollars	31,415	CITIG	113
03/16/16	U.S. Dollars	214,177	Norwegian Krone	1,845,570	CITIG	5,828
03/16/16	U.S. Dollars	214,137	Norwegian Krone	1,828,043	CITIG	7,767
03/16/16	U.S. Dollars	211,461	Singapore Dollars	300,000	CITIG	416
03/16/16	Hong Kong Dollars	205,000	U.S. Dollars	26,465	CITIG	2
03/16/16	Israeli Shekels	145,000	U.S. Dollars	37,529	CITIG	(203)
03/16/16	U.S. Dollars	139,090	Euro	127,000	CITIG	800
03/16/16	Israeli Shekels	137,000	U.S. Dollars	35,283	CITIG	(16)
03/16/16	U.S. Dollars	111,901	Norwegian Krone	980,000	CITIG	1,267
03/16/16	Danish Kroner	104,000	U.S. Dollars	15,219	CITIG	(39)
03/16/16	Israeli Shekels	95,000	U.S. Dollars	24,609	CITIG	(154)
03/16/16	U.S. Dollars	83,287	Norwegian Krone	732,000	CITIG	651
03/16/16	U.S. Dollars	65,647	Danish Kroner	450,000	CITIG	(38)
03/16/16	Singapore Dollars	63,000	U.S. Dollars	44,687	CITIG	(368)
03/16/16	Euro	59,000	U.S. Dollars	64,480	CITIG	(235)
03/16/16	U.S. Dollars	35,203	Singapore Dollars	50,000	CITIG	29
03/16/16	U.S. Dollars	26,870	Singapore Dollars	38,000	CITIG	138
03/16/16	Norwegian Krone	15,000	U.S. Dollars	1,710	CITIG	(17)
03/16/16	U.S. Dollars	14,981	Danish Kroner	105,000	CITIG	(346)
03/16/16	Singapore Dollars	14,000	U.S. Dollars	9,905	CITIG	(56)
03/16/16	British Pounds	14,000	U.S. Dollars	21,089	CITIG	(448)
03/16/16	U.S. Dollars	8,951	British Pounds	6,000	CITIG	104
03/16/16	U.S. Dollars	7,049	Singapore Dollars	10,000	CITIG	14
03/16/16	U.S. Dollars	6,069	Switzerland Francs	6,000	CITIG	58
03/16/16	Switzerland Francs	6,000	U.S. Dollars	5,860	CITIG	151
03/16/16	U.S. Dollars	3,872	Hong Kong Dollars	30,000	CITIG	(1)
03/16/16	Euro	2,000	U.S. Dollars	2,196	CITIG	(18)
03/16/16	U.S. Dollars	1,530	Swedish Kronor	13,000	CITIG	(13)
03/16/16	U.S. Dollars	440	Danish Kroner	3,000	CITIG	2

						$3,475,346

Emerging Markets Equity Fund
03/16/16	Indonesian Rupiahs	11,000,903,431	U.S. Dollars	779,934	CITIG	$2,993
03/16/16	Indonesian Rupiahs	10,680,739,856	U.S. Dollars	755,628	CITIG	4,513
03/16/16	Indonesian Rupiahs	10,496,765,876	U.S. Dollars	741,249	CITIG	5,798
03/16/16	Indonesian Rupiahs	5,933,032,625	U.S. Dollars	420,934	CITIG	1,316
03/16/16	Columbian Peso	5,330,000,000	U.S. Dollars	1,599,170	CITIG	65,268
03/16/16	Chilean Peso	3,063,457,595	U.S. Dollars	4,309,899	CITIG	(24,044)
03/16/16	South Korean Won	1,016,131,000	U.S. Dollars	874,721	CITIG	(9,573)
03/16/16	Chilean Peso	869,279,405	U.S. Dollars	1,229,888	CITIG	(13,744)
03/16/16	Indonesian Rupiahs	589,687,000	U.S. Dollars	42,235	CITIG	(268)
03/16/16	Hungarian Forint	539,057,160	U.S. Dollars	1,829,242	CITIG	26,054
03/16/16	Hungarian Forint	473,619,020	U.S. Dollars	1,645,774	CITIG	(15,699)
03/16/16	Hungarian Forint	420,424,370	U.S. Dollars	1,463,319	CITIG	(16,326)
03/16/16	Hungarian Forint	390,163,446	U.S. Dollars	1,349,702	CITIG	(6,860)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/16/16	Hungarian Forint	316,426,004	U.S. Dollars	1,096,916	CITIG	$(7,859)
03/16/16	South Korean Won	270,000,000	U.S. Dollars	230,889	CITIG	(1,007)
03/16/16	South Korean Won	200,000,000	U.S. Dollars	172,564	CITIG	(2,281)
03/16/16	South Korean Won	190,000,000	U.S. Dollars	161,158	CITIG	611
03/16/16	Mexican Pesos	93,100,000	U.S. Dollars	5,401,671	CITIG	(29,568)
03/16/16	Indian Rupees	89,889,580	U.S. Dollars	1,329,342	CITIG	12,208
03/16/16	Philippine Peso	79,000,000	U.S. Dollars	1,652,384	CITIG	19,167
03/16/16	Indian Rupees	53,906,795	U.S. Dollars	796,030	CITIG	8,498
03/16/16	Indian Rupees	35,934,970	U.S. Dollars	529,101	CITIG	7,208
03/16/16	Indian Rupees	35,904,621	U.S. Dollars	529,648	CITIG	6,208
03/16/16	Czech Republic Koruna	34,308,850	U.S. Dollars	1,383,230	CITIG	(279)
03/16/16	Taiwan Dollars	30,966,000	U.S. Dollars	947,546	CITIG	(3,962)
03/16/16	Indian Rupees	30,927,034	U.S. Dollars	455,952	CITIG	5,616
03/16/16	Czech Republic Koruna	18,457,647	U.S. Dollars	725,625	CITIG	18,382
03/16/16	Czech Republic Koruna	15,779,255	U.S. Dollars	640,654	CITIG	(4,610)
03/16/16	Czech Republic Koruna	12,654,248	U.S. Dollars	516,806	CITIG	(6,727)
03/16/16	Turkish Lira	12,350,578	U.S. Dollars	4,140,685	CITIG	3,272
03/16/16	Hong Kong Dollars	12,000,000	U.S. Dollars	1,549,093	CITIG	218
03/16/16	Turkish Lira	10,279,132	U.S. Dollars	3,433,584	CITIG	15,346
03/16/16	Thailand Baht	10,100,000	U.S. Dollars	278,466	CITIG	1,686
03/16/16	Taiwan Dollars	10,100,000	U.S. Dollars	308,682	CITIG	(918)
03/16/16	Israeli Shekels	8,800,000	U.S. Dollars	2,275,716	CITIG	(10,407)
03/16/16	South African Rand	7,200,000	U.S. Dollars	493,366	CITIG	(34,406)
03/16/16	Hong Kong Dollars	6,800,000	U.S. Dollars	877,893	CITIG	50
03/16/16	South African Rand	6,700,000	U.S. Dollars	469,456	CITIG	(42,368)
03/16/16	U.S. Dollars	6,677,778	Mexican Pesos	111,030,745	CITIG	271,027
03/16/16	Hong Kong Dollars	6,480,644	U.S. Dollars	836,507	CITIG	204
03/16/16	Hong Kong Dollars	6,086,356	U.S. Dollars	785,671	CITIG	134
03/16/16	U.S. Dollars	5,564,907	Mexican Pesos	92,727,578	CITIG	214,294
03/16/16	Turkish Lira	5,140,920	U.S. Dollars	1,728,381	CITIG	(3,462)
03/16/16	Singapore Dollars	5,090,000	U.S. Dollars	3,583,638	CITIG	(2,921)
03/16/16	U.S. Dollars	4,204,993	Turkish Lira	12,780,000	CITIG	(83,046)
03/16/16	Mexican Pesos	4,170,000	U.S. Dollars	240,809	CITIG	(189)
03/16/16	Turkish Lira	4,159,712	U.S. Dollars	1,389,962	CITIG	5,735
03/16/16	Malaysian Ringgits	3,600,000	U.S. Dollars	833,821	CITIG	77
03/16/16	Brazilian Reals	3,540,000	U.S. Dollars	881,619	CITIG	(9,275)
03/16/16	South African Rand	3,400,000	U.S. Dollars	233,278	CITIG	(16,547)
03/16/16	Brazilian Reals	3,330,000	U.S. Dollars	818,277	CITIG	2,318
03/16/16	Hong Kong Dollars	3,200,000	U.S. Dollars	413,107	CITIG	43
03/16/16	Turkish Lira	3,078,701	U.S. Dollars	1,037,267	CITIG	(4,279)
03/16/16	Turkish Lira	3,063,957	U.S. Dollars	1,034,845	CITIG	(6,804)
03/16/16	U.S. Dollars	2,870,817	Hong Kong Dollars	22,241,000	CITIG	(702)
03/16/16	South Korean Won	2,854,000	U.S. Dollars	2,423	CITIG	7
03/16/16	U.S. Dollars	2,494,208	Hungarian Forint	722,000,000	CITIG	9,269
03/16/16	U.S. Dollars	2,342,898	Singapore Dollars	3,312,051	CITIG	12,934
03/16/16	U.S. Dollars	2,338,762	Singapore Dollars	3,312,051	CITIG	8,798
03/16/16	Singapore Dollars	2,290,000	U.S. Dollars	1,620,148	CITIG	(9,177)
03/16/16	Singapore Dollars	2,040,000	U.S. Dollars	1,448,201	CITIG	(13,100)
03/16/16	U.S. Dollars	2,013,841	Singapore Dollars	2,822,006	CITIG	28,613
03/16/16	U.S. Dollars	1,918,850	Columbian Peso	6,155,069,296	CITIG	(3,237)
03/16/16	U.S. Dollars	1,785,205	Chilean Peso	1,280,000,000	CITIG	(5,547)
03/16/16	U.S. Dollars	1,650,087	Singapore Dollars	2,333,892	CITIG	8,238

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/16/16	U.S. Dollars	1,440,908	Mexican Pesos	24,600,000	CITIG	$21,427
03/16/16	Singapore Dollars	1,300,000	U.S. Dollars	925,738	CITIG	(11,213)
03/16/16	U.S. Dollars	1,241,853	Mexican Pesos	20,734,677	CITIG	45,410
03/16/16	U.S. Dollars	1,164,498	Indian Rupees	79,000,000	CITIG	(14,532)
03/16/16	U.S. Dollars	1,048,353	Czech Republic Koruna	25,800,000	CITIG	8,384
03/16/16	U.S. Dollars	1,019,086	Philippine Peso	48,498,592	CITIG	(7,090)
03/16/16	U.S. Dollars	1,004,853	Philippine Peso	47,856,432	CITIG	(7,735)
03/16/16	Hong Kong Dollars	1,000,000	U.S. Dollars	129,109	CITIG	—
03/16/16	U.S. Dollars	981,927	Taiwan Dollars	32,200,000	CITIG	740
03/16/16	U.S. Dollars	948,091	Indonesian Rupiahs	13,700,000,000	CITIG	(26,928)
03/16/16	U.S. Dollars	920,678	Brazilian Reals	3,600,000	CITIG	33,549
03/16/16	U.S. Dollars	915,868	Polish Zloty	3,660,000	CITIG	(15,767)
03/16/16	Thailand Baht	900,000	U.S. Dollars	24,959	CITIG	6
03/16/16	Singapore Dollars	870,000	U.S. Dollars	617,111	CITIG	(5,083)
03/16/16	Mexican Pesos	800,000	U.S. Dollars	46,635	CITIG	(473)
03/16/16	U.S. Dollars	784,227	Israeli Shekels	3,040,000	CITIG	1,666
03/16/16	U.S. Dollars	777,457	Philippine Peso	36,944,976	CITIG	(4,257)
03/16/16	U.S. Dollars	768,081	Mexican Pesos	13,400,000	CITIG	(5,132)
03/16/16	Singapore Dollars	740,000	U.S. Dollars	526,655	CITIG	(6,079)
03/16/16	U.S. Dollars	665,793	Columbian Peso	2,070,000,000	CITIG	19,379
03/16/16	U.S. Dollars	610,082	South Korean Won	716,846,000	CITIG	(251)
03/16/16	U.S. Dollars	602,125	Brazilian Reals	2,320,000	CITIG	30,420
03/16/16	Hong Kong Dollars	600,000	U.S. Dollars	77,444	CITIG	21
03/16/16	Hong Kong Dollars	600,000	U.S. Dollars	77,456	CITIG	10
03/16/16	Hong Kong Dollars	600,000	U.S. Dollars	77,458	CITIG	8
03/16/16	U.S. Dollars	599,220	Columbian Peso	1,904,930,704	CITIG	4,353
03/16/16	U.S. Dollars	595,181	Brazilian Reals	2,310,000	CITIG	25,940
03/16/16	U.S. Dollars	578,311	South African Rand	9,000,000	CITIG	4,611
03/16/16	Singapore Dollars	510,000	U.S. Dollars	359,888	CITIG	(1,113)
03/16/16	U.S. Dollars	489,437	Mexican Pesos	8,400,000	CITIG	4,736
03/16/16	U.S. Dollars	483,637	Taiwan Dollars	15,800,000	CITIG	2,185
03/16/16	U.S. Dollars	480,424	Columbian Peso	1,620,000,000	CITIG	(25,465)
03/16/16	Malaysian Ringgits	470,000	U.S. Dollars	109,096	CITIG	(226)
03/16/16	U.S. Dollars	462,076	Columbian Peso	1,530,000,000	CITIG	(15,708)
03/16/16	U.S. Dollars	462,019	Mexican Pesos	7,900,000	CITIG	6,169
03/16/16	U.S. Dollars	451,731	Hong Kong Dollars	3,500,000	CITIG	(152)
03/16/16	U.S. Dollars	404,487	South African Rand	6,200,000	CITIG	9,271
03/16/16	U.S. Dollars	366,393	Brazilian Reals	1,461,000	CITIG	6,366
03/16/16	U.S. Dollars	365,439	Turkish Lira	1,090,000	CITIG	(286)
03/16/16	U.S. Dollars	352,940	South African Rand	5,400,000	CITIG	8,720
03/16/16	U.S. Dollars	348,486	Hong Kong Dollars	2,700,000	CITIG	(109)
03/16/16	Peruvian Nuevos Soles	342,000	U.S. Dollars	99,898	CITIG	(968)
03/16/16	U.S. Dollars	338,428	Mexican Pesos	5,800,000	CITIG	3,753
03/16/16	U.S. Dollars	331,281	Columbian Peso	1,120,000,000	CITIG	(18,470)
03/16/16	U.S. Dollars	324,084	Thailand Baht	11,646,000	CITIG	1,049
03/16/16	Thailand Baht	300,000	U.S. Dollars	8,371	CITIG	(49)
03/16/16	U.S. Dollars	289,192	Taiwan Dollars	9,500,000	CITIG	(289)
03/16/16	U.S. Dollars	272,522	South African Rand	4,232,000	CITIG	2,756
03/16/16	U.S. Dollars	256,117	Thailand Baht	9,296,000	CITIG	(1,734)
03/16/16	Polish Zloty	220,000	U.S. Dollars	55,395	CITIG	605
03/16/16	U.S. Dollars	217,856	Indian Rupees	14,598,000	CITIG	(11)
03/16/16	U.S. Dollars	213,625	Brazilian Reals	830,000	CITIG	9,092

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/16/16	U.S. Dollars	212,662	Taiwan Dollars	6,995,000	CITIG	$(487)
03/16/16	U.S. Dollars	211,826	Turkish Lira	650,000	CITIG	(6,267)
03/16/16	U.S. Dollars	210,430	Turkish Lira	630,000	CITIG	(952)
03/16/16	U.S. Dollars	206,744	South African Rand	3,012,531	CITIG	14,712
03/16/16	U.S. Dollars	203,851	Turkish Lira	610,000	CITIG	(821)
03/16/16	Thailand Baht	200,000	U.S. Dollars	5,539	CITIG	9
03/16/16	Thailand Baht	200,000	U.S. Dollars	5,569	CITIG	(22)
03/16/16	South African Rand	200,000	U.S. Dollars	13,542	CITIG	(793)
03/16/16	U.S. Dollars	198,811	Brazilian Reals	770,000	CITIG	9,064
03/16/16	U.S. Dollars	193,913	Brazilian Reals	771,000	CITIG	3,920
03/16/16	U.S. Dollars	182,358	Turkish Lira	540,000	CITIG	1,173
03/16/16	U.S. Dollars	180,705	Hong Kong Dollars	1,400,000	CITIG	(48)
03/16/16	Singapore Dollars	180,000	U.S. Dollars	127,194	CITIG	(567)
03/16/16	U.S. Dollars	157,835	Malaysian Ringgits	665,516	CITIG	3,676
03/16/16	U.S. Dollars	157,237	Malaysian Ringgits	667,082	CITIG	2,715
03/16/16	U.S. Dollars	156,332	Malaysian Ringgits	662,619	CITIG	2,845
03/16/16	U.S. Dollars	152,434	Malaysian Ringgits	656,000	CITIG	479
03/16/16	U.S. Dollars	149,916	Thailand Baht	5,400,000	CITIG	132
03/16/16	U.S. Dollars	136,879	Columbian Peso	440,000,000	CITIG	(523)
03/16/16	Mexican Pesos	133,000	U.S. Dollars	7,638	CITIG	37
03/16/16	U.S. Dollars	127,872	Turkish Lira	380,000	CITIG	372
03/16/16	U.S. Dollars	122,679	Malaysian Ringgits	516,753	CITIG	2,980
03/16/16	U.S. Dollars	119,655	Brazilian Reals	480,000	CITIG	1,371
03/16/16	U.S. Dollars	119,523	Malaysian Ringgits	510,030	CITIG	1,380
03/16/16	U.S. Dollars	109,982	South Korean Won	130,000,000	CITIG	(701)
03/16/16	Czech Republic Koruna	100,000	U.S. Dollars	3,959	CITIG	71
03/16/16	Thailand Baht	100,000	U.S. Dollars	2,774	CITIG	(1)
03/16/16	U.S. Dollars	90,892	Polish Zloty	353,000	CITIG	1,038
03/16/16	U.S. Dollars	73,749	Turkish Lira	219,000	CITIG	269
03/16/16	U.S. Dollars	68,984	South African Rand	1,015,516	CITIG	4,250
03/16/16	U.S. Dollars	60,904	Turkish Lira	180,000	CITIG	509
03/16/16	U.S. Dollars	51,700	South African Rand	750,953	CITIG	3,831
03/16/16	U.S. Dollars	43,313	Chilean Peso	30,981,000	CITIG	(30)
03/16/16	U.S. Dollars	33,376	Turkish Lira	100,000	CITIG	(177)
03/16/16	Indian Rupees	30,000	U.S. Dollars	447	CITIG	1
03/16/16	U.S. Dollars	23,433	Peruvian Nuevos Soles	80,000	CITIG	291
03/16/16	U.S. Dollars	22,589	Hong Kong Dollars	175,000	CITIG	(5)
03/16/16	U.S. Dollars	22,392	Taiwan Dollars	743,000	CITIG	(248)
03/16/16	U.S. Dollars	19,277	Thailand Baht	700,000	CITIG	(139)
03/16/16	U.S. Dollars	11,664	Peruvian Nuevos Soles	40,000	CITIG	93
03/16/16	Peruvian Nuevos Soles	10,000	U.S. Dollars	2,908	CITIG	(15)
03/16/16	U.S. Dollars	5,834	Peruvian Nuevos Soles	20,000	CITIG	49
03/16/16	Turkish Lira	4,000	U.S. Dollars	1,340	CITIG	2
03/16/16	Brazilian Reals	4,000	U.S. Dollars	985	CITIG	1
03/16/16	U.S. Dollars	2,915	Peruvian Nuevos Soles	10,000	CITIG	23
03/16/16	U.S. Dollars	2,912	Peruvian Nuevos Soles	10,000	CITIG	19
03/16/16	U.S. Dollars	2,751	Thailand Baht	100,000	CITIG	(22)
03/16/16	U.S. Dollars	1,535	Polish Zloty	6,000	CITIG	8
03/16/16	U.S. Dollars	1,268	South African Rand	20,000	CITIG	(7)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/16/16	U.S. Dollars	1,042	Chilean Peso	747,000	CITIG	$(3)
03/16/16	U.S. Dollars	116	Indonesian Rupiahs	1,640,000	CITIG	(1)

						$501,908

Inflation Protected Bond Fund
01/06/16	Mexican Pesos	24,343,000	U.S. Dollars	1,465,399	BOA	$(53,574)
01/06/16	U.S. Dollars	12,437,209	Euro	11,742,000	UBS	(325,400)
01/06/16	U.S. Dollars	1,782,992	New Zealand Dollars	2,725,000	SC	(79,986)
01/06/16	Euro	1,616,000	U.S. Dollars	1,753,686	GSC	2,776
01/06/16	U.S. Dollars	777,003	New Zealand Dollars	1,130,000	GSC	4,465
01/06/16	U.S. Dollars	756,602	Euro	710,000	DEUT	(15,111)
01/06/16	U.S. Dollars	750,436	Euro	690,000	RBS	461
01/06/16	U.S. Dollars	130,694	Euro	120,000	CITI	263
01/06/16	U.S. Dollars	59,818	British Pounds	40,000	DEUT	849
01/06/16	U.S. Dollars	44,970	Canadian Dollars	60,000	DEUT	1,608
01/06/16	U.S. Dollars	40,411	Euro	37,000	MSCS	195
01/06/16	U.S. Dollars	19,623	Euro	18,000	DEUT	58
01/07/16	U.S. Dollars	203,564	Japanese Yen	25,000,000	MSCS	(4,462)
01/07/16	U.S. Dollars	22,326	Japanese Yen	2,752,000	RBS	(573)
01/11/16	Canadian Dollars	5,605,750	U.S. Dollars	4,030,000	BNY	21,372
01/11/16	U.S. Dollars	1,490,000	Canadian Dollars	2,068,387	MSCS	(4,859)
01/11/16	Canadian Dollars	1,379,064	U.S. Dollars	991,904	GSC	4,769
01/11/16	U.S. Dollars	1,360,000	Canadian Dollars	1,878,593	CITI	2,308
01/11/16	Canadian Dollars	511,620	U.S. Dollars	368,096	MSCS	1,661
01/15/16	Japanese Yen	769,722,697	U.S. Dollars	6,321,275	GSC	84,741
01/15/16	Japanese Yen	135,492,437	U.S. Dollars	1,113,725	HSBC	13,911
01/19/16	Japanese Yen	166,691,250	U.S. Dollars	1,382,651	DEUT	4,756
01/19/16	Japanese Yen	145,049,888	Canadian Dollars	1,625,000	BAR	32,845
01/19/16	Japanese Yen	81,153,689	Canadian Dollars	925,000	DEUT	6,935
01/19/16	Japanese Yen	63,035,960	U.S. Dollars	520,000	UBS	4,662
01/19/16	Japanese Yen	58,810,590	Canadian Dollars	670,000	BAR	5,265
01/19/16	U.S. Dollars	3,715,000	Japanese Yen	452,373,692	HSBC	(50,204)
01/19/16	Canadian Dollars	3,245,000	Japanese Yen	291,977,026	GSC	(84,930)
01/19/16	U.S. Dollars	1,857,500	Japanese Yen	224,840,452	DEUT	(13,895)
01/19/16	U.S. Dollars	1,385,000	Japanese Yen	166,923,662	UBS	(4,341)
01/19/16	U.S. Dollars	1,375,000	Japanese Yen	166,773,818	DEUT	(13,094)
01/19/16	U.S. Dollars	1,180,000	Japanese Yen	142,184,100	RBS	(3,429)
01/19/16	U.S. Dollars	1,180,000	Japanese Yen	142,214,190	HSBC	(3,679)
01/19/16	Euro	672,500	British Pounds	494,910	HSBC	1,559
01/19/16	Euro	665,000	British Pounds	487,567	HSBC	4,230
01/19/16	British Pounds	494,423	Euro	685,000	BAR	(15,866)
01/19/16	British Pounds	483,922	Euro	665,000	CITI	(9,604)
01/19/16	U.S. Dollars	475,000	Japanese Yen	57,087,974	MSCS	(155)
01/29/16	New Zealand Dollars	1,125,000	U.S. Dollars	736,174	BNP	31,708
02/09/16	British Pounds	510,000	U.S. Dollars	755,850	HSBC	(3,943)
02/09/16	British Pounds	475,000	U.S. Dollars	704,072	MSCS	(3,766)
02/16/16	Euro	1,365,000	British Pounds	999,080	CITI	12,213
02/16/16	British Pounds	532,078	U.S. Dollars	1,188,057	MSCS	2,685
02/16/16	British Pounds	504,861	Euro	682,500	DEUT	1,738
02/16/16	British Pounds	504,108	Euro	682,500	MSCS	628
02/16/16	British Pounds	478,810	Euro	646,491	BAR	2,511
03/22/16	Swedish Kronor	19,131,237	Switzerland Francs	2,239,274	DEUT	28,146

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/22/16	Switzerland Francs	2,239,274	Swedish Kronor	19,133,029	JPM	$(28,359)
03/22/16	Switzerland Francs	600,000	Swedish Kronor	5,128,811	GSC	(7,863)
05/16/16	Japanese Yen	89,251,460	British Pounds	500,000	MSCS	8,194

						$(439,581)

Options Written

Transactions in options written during the year ended December 31, 2015 were as follows:

Fund	Number of Contracts	Premiums Received	Notional Amount	Premiums Received	Total Premiums Received
Low-Duration Bond
Options written, 12/31/14	—	$—	$90,800,000	$716,294	$716,294

Options written	3,848	2,563,922	373,200,000	663,452	3,227,374
Options expired	—	—	(38,500,000)	(33,269)	(33,269)
Options closed	(2,148)	(1,468,192)	(402,200,000)	(1,247,227)	(2,715,419)

Options written, 12/31/15	1,700	$1,095,730	$23,300,000	$99,250	$1,194,980

Medium-Duration Bond
Options written, 12/31/14	657	$203,480	$81,320,000	$739,335	$942,815

Options written	8,724	2,790,376	8,386,250,000	1,164,975	3,955,351
Options expired	(4,815)	(1,673,084)	(139,970,000)	(798,414)	(2,471,498)
Options closed	(3,657)	(1,138,549)	(51,200,000)	(483,999)	(1,622,548)

Options written, 12/31/15	909	$182,223	$8,276,400,000	$621,897	$804,120

Global Bond
Options written, 12/31/14	—	$—	$—	$—	$—

Options written	—	—	125,000	68,500	68,500
Options expired	—	—	(125,000)	(68,500)	(68,500)
Options closed	—	—	—	—	—

Options written, 12/31/15	—	$—	$—	$—	$—

Defensive Market Strategies
Options written, 12/31/14	612	$637,832	$—	$—	$637,832

Options written	8,062	9,482,604	—	—	9,482,604
Options expired	(6,411)	(7,582,212)	—	—	(7,582,212)
Options closed	(1,657)	(1,697,897)	—	—	(1,697,897)

Options written, 12/31/15	606	$840,327	$—	$—	$840,327

Inflation Protected Bond
Options written, 12/31/14	148	$120,754	$34,297,000	$218,881	$339,635

Options written	34,967	269,653	275,035,625	2,510,361	2,780,014
Options expired	(34,593)	(175,350)	(177,430,625)	(1,897,157)	(2,072,507)
Options closed	(522)	(215,057)	(68,262,000)	(408,753)	(623,810)

Options written, 12/31/15	—	$—	$63,640,000	$423,332	$423,332

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended 12/31/15		Year Ended 12/31/14

	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2005
Shares sold		2,607,627		2,397,742
Shares reinvested		625,352		344,332
Shares redeemed		(2,083,197)		(1,923,942)

Net increase		1,149,782		818,132

MyDestination 2015
Shares sold		6,806,840		6,770,402
Shares reinvested		6,982,808		2,173,184
Shares redeemed		(5,903,256)		(4,804,080)

Net increase		7,886,392		4,139,506

MyDestination 2025
Shares sold		10,150,281		10,525,623
Shares reinvested		11,307,203		3,065,748
Shares redeemed		(3,524,510)		(2,327,812)

Net increase		17,932,974		11,263,559

MyDestination 2035
Shares sold		6,443,510		6,242,604
Shares reinvested		7,779,306		1,822,344
Shares redeemed		(1,642,409)		(912,341)

Net increase		12,580,407		7,152,607

MyDestination 2045
Shares sold		5,025,680		4,317,668
Shares reinvested		5,909,639		1,436,263
Shares redeemed		(823,435)		(870,438)

Net increase		10,111,884		4,883,493

MyDestination 2055
Shares sold		1,438,059		1,061,681
Shares reinvested		280,164		105,787
Shares redeemed		(444,155)		(224,376)

Net increase (decrease)		1,274,068		943,092

Conservative Allocation(1)
Shares sold	23,991	2,657,646		3,108,659
Shares issued for merger	6,295,836	—		—
Shares reinvested	451,701	1,882,885		930,425
Shares redeemed	(93,914)	(3,628,514)		(4,137,007)

Net increase (decrease)	6,677,614	912,017		(97,923)

	Year Ended 12/31/15		Year Ended 12/31/14

	Institutional Class	Investor Class	Institutional Class	Investor Class
Balanced Allocation(1)
Shares sold	203,852	4,465,243		4,429,822
Shares issued for merger	26,689,066	—		—
Shares reinvested	4,345,704	15,621,502		5,256,931
Shares redeemed	(190,358)	(8,977,571)		(7,513,346)

Net increase	31,048,264	11,109,174		2,173,407

Growth Allocation(1)
Shares sold	96,179	2,556,121		2,541,653
Shares issued for merger	19,259,753	—		—
Shares reinvested	3,697,139	12,926,773		4,815,305
Shares redeemed	(178,363)	(6,281,510)		(5,320,529)

Net increase	22,874,708	9,201,384		2,036,429

Aggressive Allocation(1)
Shares sold	50,824	1,828,001		1,630,041
Shares issued for merger	12,425,233	—		—
Shares reinvested	3,380,597	15,910,154		5,092,630
Shares redeemed	(139,248)	(5,608,985)		(4,212,364)

Net increase	15,717,406	12,129,170		2,510,307

Money Market
Shares sold	716,417,103	3,839,326,751	169,689,475	3,811,246,128
Shares reinvested	93,907	113,202	25,034	117,713
Shares redeemed	(592,248,517)	(3,961,518,030)	(154,146,430)	(3,910,770,582)

Net increase (decrease)	124,262,493	(122,078,077)	15,568,079	(99,406,741)

Low-Duration Bond
Shares sold	63,077,817	4,257,195	4,063,942	7,018,714
Shares reinvested	736,181	299,903	393,822	681,680
Shares redeemed	(6,732,790)	(39,250,353)	(3,737,141)	(7,262,097)

Net increase (decrease)	57,081,208	(34,693,255)	720,623	438,297

Medium-Duration Bond
Shares sold	77,326,867	2,440,961	8,168,870	9,117,338
Shares reinvested	4,123,376	511,606	1,570,128	908,367
Shares redeemed	(9,492,242)	(35,543,020)	(8,348,990)	(5,510,348)

Net increase (decrease)	71,958,001	(32,590,453)	1,390,008	4,515,357

Extended-Duration Bond
Shares sold	27,278,516	1,561,833	3,264,201	3,322,036
Shares reinvested	4,048,908	323,774	2,093,574	654,801
Shares redeemed	(4,252,725)	(8,917,404)	(4,141,145)	(3,912,203)

Net increase (decrease)	27,074,699	(7,031,797)	1,216,630	64,634

	Year Ended 12/31/15		Year Ended 12/31/14

	Institutional Class	Investor Class	Institutional Class	Investor Class
Global Bond(2)
Shares sold	34,205,252	1,898,836		6,389,263
Shares reinvested	911,828	724,012		1,287,159
Shares redeemed	(837,801)	(33,991,846)		(3,128,070)

Net increase (decrease)	34,279,279	(31,368,998)		4,548,352

Defensive Market Strategies
Shares sold	31,370,314	5,411,179	1,184,929	6,522,910
Shares reinvested	2,278,236	773,706	687,829	3,245,553
Shares redeemed	(2,594,668)	(32,333,107)	(1,177,763)	(3,323,066)

Net increase (decrease)	31,053,882	(26,148,222)	694,995	6,445,397

Equity Index
Shares sold	40,038,801	1,906,716	2,729,593	2,574,571
Shares reinvested	1,855,299	306,429	622,444	331,565
Shares redeemed	(20,300,843)	(2,129,453)	(668,356)	(2,296,400)

Net increase	21,593,257	83,692	2,683,681	609,736

Value Equity
Shares sold	92,023,549	1,766,957	2,847,915	3,204,628
Shares reinvested	16,044,577	869,607	5,502,833	4,449,662
Shares redeemed	(16,940,789)	(39,567,421)	(3,647,127)	(5,904,998)

Net increase (decrease)	91,127,337	(36,930,857)	4,703,621	1,749,292

Growth Equity
Shares sold	73,296,647	2,711,820	2,120,266	3,578,689
Shares reinvested	18,063,368	1,950,186	3,962,268	5,146,174
Shares redeemed	(15,686,991)	(36,823,684)	(2,665,269)	(6,337,327)

Net increase (decrease)	75,673,024	(32,161,678)	3,417,265	2,387,536

Small Cap Equity
Shares sold	24,090,495	1,485,794	1,399,917	2,495,255
Shares reinvested	3,922,272	876,783	1,626,024	2,624,103
Shares redeemed	(2,031,098)	(14,204,642)	(1,703,202)	(4,632,110)

Net increase (decrease)	25,981,669	(11,842,065)	1,322,739	487,248

International Equity Index(3)
Shares sold	12,379,725
Shares reinvested	99,655
Shares redeemed	(55,416)

Net increase	12,423,964

	Year Ended 12/31/15		Year Ended 12/31/14

	Institutional Class	Investor Class	Institutional Class	Investor Class
International Equity
Shares sold	90,434,655	2,594,470	2,437,760	7,992,902
Shares reinvested	6,310,992	742,205	675,464	1,676,582
Shares redeemed	(13,117,618)	(66,207,107)	(4,114,501)	(3,380,883)

Net increase (decrease)	83,628,029	(62,870,432)	(1,001,277)	6,288,601

Emerging Markets Equity
Shares sold	32,938,017	3,178,785	791,628	4,915,611
Shares reinvested	148,746	—	136,107	700,396
Shares redeemed	(974,451)	(27,771,992)	(731,088)	(2,577,480)

Net increase (decrease)	32,112,312	(24,593,207)	196,647	3,038,527

Inflation Protected Bond(2)
Shares sold	24,922,762	2,005,829		5,722,346
Shares reinvested	—	90,455		593,439
Shares redeemed	(1,407,723)	(24,973,021)		(3,680,855)

Net increase (decrease)	23,515,039	(22,876,737)		2,634,930

Flexible Income
Shares sold		3,180,615		2,674,874
Shares reinvested		490,290		392,444
Shares redeemed		(1,841,459)		(535,915)

Net increase		1,829,446		2,531,403

Real Assets
Shares sold		718,854		4,013,055
Shares reinvested		54,870		164,684
Shares redeemed		(2,723,779)		(949,385)

Net increase (decrease)		(1,950,055)		3,228,354

Real Estate Securities(2)
Shares sold	16,192,141	3,237,393		3,955,264
Shares reinvested	1,381,699	838,902		1,466,882
Shares redeemed	(751,209)	(19,905,339)		(4,212,142)

Net increase (decrease)	16,822,631	(15,829,044)		1,210,004

Global Natural Resources Equity
Shares sold		12,135,519		9,038,907
Shares reinvested		42,140		837,310
Shares redeemed		(10,422,963)		(2,761,078)

Net increase		1,754,696		7,115,139

(1)Inception date for Institutional Class for Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund was November 23, 2015.

(2) Inception date for Institutional Class for Global Bond Fund, Inflation Protected Bond Fund and Real Estate Securities Fund was May 1, 2015.

(3) Commencement of operations was June 1, 2015

7. BANK BORROWINGS

The Board of Trustees approved the renewal of a credit agreement with Bank of America, N.A. (the Bank) dated November 27, 2015 through November 25, 2016. The terms of the credit agreement did not change with the renewal. The agreement permits the Funds to borrow cash from the Bank up to a limit of $50 million, collectively. Each Fund was individually, and not jointly, liable for its particular advances, if any, under the line of credit. Interest is charged to each Fund based on its borrowings at a rate equal to the Bank Prime plus 0.60% or the Wall Street Journal LIBOR One Month Floating Rate plus 1.00%. Each Fund also pays a facility fee equal to its pro rata share of the amount of the credit facility at a rate of 0.23% per annum.

Fund	Loan Date	Loan Amount	Loan Rate	Repayment Date	Repayment Amount
Conservative Allocation I	03/18/15	$500,000	1.18%	03/19/15	$500,016
Conservative Allocation I	04/02/15	2,750,000	1.18%	04/06/15	2,750,355
Balanced Allocation I	04/02/15	750,000	1.18%	04/06/15	750,097
Real Assets	07/16/15	250,000	1.18%	07/17/15	250,008

There were no outstanding loans at December 31, 2015.

8. FEDERAL INCOME TAXES

Each Fund’s policy is to comply with all sections of the Internal Revenue Code of 1986, as amended, that apply to regulated investment companies and to distribute substantially all of its taxable income and capital gains to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

The Funds may be subject to taxes imposed by countries in which they invest in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Gains realized by the Funds on the sale of securities in certain countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For year ended December 31, 2015, the International Equity Fund and Emerging Markets Equity Fund accrued non-U.S. taxes on unrealized gains of $974 and $20,034, respectively.

Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements except as noted above. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations (including court decisions). Each of the Funds’federal tax returns for the prior three fiscal years (years ended December 31, 2012 through December 31, 2015) remains subject to examination by the Internal Revenue Service. In regard to foreign taxes only, certain Funds have open tax years in certain foreign countries they invest in that may date back to the inception of the Funds.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, paydowns, losses deferred due to wash sales, straddles and investments in Passive Foreign Investment Companies (“PFIC’s”). Distributions during the years ended December 31, 2015 and December 31, 2014, were characterized as follows for tax purposes:

Fund	Year	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distribution
MyDestination 2005	2015	$1,488,763	$4,633,210	$—	$6,121,973
	2014	1,647,310	2,025,520	—	3,672,830
MyDestination 2015	2015	9,221,001	55,611,928	—	64,832,929
	2014	9,893,987	14,015,347	—	23,909,334
MyDestination 2025	2015	14,743,086	86,476,338	—	101,219,424
	2014	13,629,226	19,570,290	—	33,199,516
MyDestination 2035	2015	7,786,505	57,558,647	—	65,345,152
	2014	6,771,198	12,665,870	—	19,437,068
MyDestination 2045	2015	5,286,977	41,769,639	—	47,056,616
	2014	4,564,423	10,053,773	—	14,618,196
MyDestination 2055	2015	722,260	2,378,631	—	3,100,891
	2014	488,935	866,009	—	1,354,944
Conservative Allocation	2015	5,146,319	19,883,553	—	25,029,872
	2014	5,199,569	5,697,230	—	10,896,799
Balanced Allocation	2015	30,811,159	185,492,585	—	216,303,744
	2014	27,727,181	41,042,091	—	68,769,272
Growth Allocation	2015	21,827,804	159,439,753	—	181,267,557
	2014	18,169,049	47,621,569	—	65,790,618
Aggressive Allocation	2015	15,096,267	192,947,411	—	208,043,678
	2014	14,556,180	58,352,188	—	72,908,368
Money Market	2015	354,779	1,901	—	356,680
	2014	223,392	—	—	223,392
Low-Duration Bond	2015	10,210,504	—	—	10,210,504
	2014	11,995,934	462,630	—	12,458,564
Medium-Duration Bond	2015	29,877,794	5,599,044	—	35,476,838
	2014	21,274,702	2,948,049	—	24,222,751
Extended-Duration Bond	2015	15,068,462	7,251,117	—	22,319,579
	2014	14,965,018	6,856,773	—	21,821,791
Global Bond	2015	15,752,245	—	—	15,752,245
	2014	13,252,051	—	—	13,252,051
Defensive Market Strategies	2015	14,319,869	20,145,965	—	34,465,834
	2014	19,332,753	26,898,536	—	46,231,289
Equity Index	2015	10,123,913	13,062,522	—	23,186,435
	2014	7,055,940	6,176,009	—	13,231,949
Value Equity	2015	23,442,851	118,071,515	—	141,514,366
	2014	33,781,242	113,511,347	—	147,292,589
Growth Equity	2015	18,902,593	198,987,433	—	217,890,026
	2014	13,122,409	150,902,788	—	164,025,197
Small Cap Equity	2015	4,060,828	38,044,741	—	42,105,569
	2014	18,688,929	40,288,021	—	58,976,950
International Equity Index	2015	896,896	—	—	896,896
International Equity	2015	26,090,595	45,470,957	—	71,561,552
	2014	31,177,337	—	—	31,177,337
Emerging Markets Equity	2015	1,112,618	—	—	1,112,618
	2014	7,517,589	64,997	—	7,582,586
Inflation Protected Bond	2015	939,144	—	—	939,144
	2014	6,199,837	—	—	6,199,837
Flexible Income	2015	4,764,206	—	—	4,764,206
	2014	3,905,895	—	—	3,905,895
Real Assets	2015	370,544	74,083	—	444,627
	2014	1,207,736	332,748	—	1,540,484

Fund	Year	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distribution
Real Estate Securities	2015	$11,697,003	$9,758,872	$—	$21,455,875
	2014	11,864,438	3,399,432	—	15,263,870
Global Natural Resources Equity	2015	220,488	—	—	220,488
	2014	6,605,541	—	—	6,605,541

At December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain/(Capital Loss Carryforward)	Late Year Loss Deferrals	Net Unrealized Appreciation (Depreciation) on Investments
MyDestination 2005	$—	$765,817	$(93,295)	$(6,147,826)
MyDestination 2015	—	8,312,948	(328,463)	(44,126,930)
MyDestination 2025	—	16,863,236	(1,208,776)	(80,798,813)
MyDestination 2035	—	13,907,776	(830,573)	(58,273,718)
MyDestination 2045	—	11,651,723	(691,526)	(44,974,335)
MyDestination 2055	—	1,669,888	(89,548)	(5,673,841)
Conservative Allocation	—	4,228,248	(75,698)	(28,827,510)
Balanced Allocation	—	35,666,753	(241,402)	(203,273,458)
Growth Allocation	—	50,364,706	(190,313)	(185,488,498)
Aggressive Allocation	—	76,295,396	(314,058)	(174,725,297)
Money Market	6,678	—	—	—
Low-Duration Bond	165,039	(162,217)	(2,455,599)	(11,298,722)
Medium-Duration Bond	980,377	—	(178,443)	(22,155,761)
Extended-Duration Bond	—	1,241,973	—	(2,327,579)
Global Bond	185,995	(7,443,880)	—	(33,639,834)
Defensive Market Strategies	504,851	2,491,518	—	30,855,214
Equity Index	159,956	1,450,473	(133,308)	139,130,970
Value Equity	776,388	12,059,616	(1,985,461)	114,885,625
Growth Equity	—	23,904,442	(1,313,213)	220,023,388
Small Cap Equity	189,221	—	(1,567,115)	2,851,034
International Equity Index	—	(450,802)	(32,457)	(11,200,552)
International Equity	190,713	—	(1,825,158)	(22,636,982)
Emerging Markets Equity	115,137	(19,098,013)	—	(71,664,811)
Inflation Protected Bond	—	(7,997,938)	(22,622)	(6,841,029)
Flexible Income	—	(2,386,973)	—	(7,936,266)
Real Assets	73,873	(890,654)	—	(9,661,229)
Real Estate Securities	560,480	633,874	(553,518)	(8,007,001)
Global Natural Resources Equity	—	(65,237,401)	(427,973)	(103,284,213)

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains.

Capital loss carryovers and their expiration dates, were as follows as of December 31, 2015:

Expiring December 31,	2017	2018	Unlimited	Total
Low-Duration Bond	$—	$—	$162,217	$162,217
Global Bond	6,001,516	—	1,442,364	7,443,880
International Equity Index	—	—	450,802	450,802
Emerging Markets Equity	—	—	19,098,013	19,098,013
Inflation Protected Bond	—	—	7,997,938	7,997,938
Flexible Income	—	—	2,386,973	2,386,973
Real Assets	—	—	890,654	890,654
Global Natural Resources Equity	—	—	65,237,401	65,237,401

Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. Such losses are presented in the table above under the column heading “Unlimited.” However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term losses as under previous law.

During the year ended December 31, 2015, the following Funds utilized capital loss carryforwards to offset capital gains:

Carryforward Utilized
Low-Duration Bond	$425,307
International Equity	1,498,318

For federal income tax purposes, late year loss deferrals, which will reverse in 2016, were as follows as of December 31, 2015:

	Capital	Ordinary Income	Total
MyDestination 2005	$93,295	$—	$93,295
MyDestination 2015	328,463	—	328,463
MyDestination 2025	1,208,776	—	1,208,776
MyDestination 2035	830,573	—	830,573
MyDestination 2045	691,526	—	691,526
MyDestination 2055	89,548	—	89,548
Conservative Allocation	75,698	—	75,698
Balanced Allocation	241,402	—	241,402
Growth Allocation	190,313	—	190,313
Aggressive Allocation	314,058	—	314,058
Low-Duration Bond	2,455,599	—	2,455,599
Medium-Duration Bond	178,443	—	178,443
Equity Index	133,308	—	133,308
Value Equity	1,985,461	—	1,985,461
Growth Equity	1,313,213	—	1,313,213
Small Cap Equity	1,567,115	—	1,567,115
International Equity Index	—	32,457	32,457
International Equity	1,825,158	—	1,825,158
Inflation Protected Bond	—	22,622	22,622
Real Estate Securities	553,518	—	553,518
Global Natural Resources Equity	—	427,973	427,973

At December 31, 2015, the aggregate cost of investment securities for federal income tax purposes (excluding foreign currency, securities sold short and derivative related items) and the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were as follows:

Fund	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities
MyDestination 2005	$102,179,779	$(6,147,826)	$7	$(6,147,833)
MyDestination 2015	523,590,738	(44,126,930)	12	(44,126,942)
MyDestination 2025	788,323,536	(80,798,813)	12	(80,798,825)
MyDestination 2035	449,284,304	(58,273,718)	5	(58,273,723)
MyDestination 2045	326,432,493	(44,974,335)	5	(44,974,340)
MyDestination 2055	44,046,730	(5,673,841)	—	(5,673,841)
Conservative Allocation	394,314,891	(28,827,510)	—	(28,827,510)
Balanced Allocation	1,726,630,989	(203,273,458)	—	(203,273,458)
Growth Allocation	1,299,777,743	(185,488,498)	—	(185,488,498)
Aggressive Allocation	1,140,588,183	(174,725,297)	—	(174,725,297)
Money Market	1,287,539,791	—	—	—
Low-Duration Bond	920,169,548	(11,715,168)	1,990,438	(13,705,606)
Medium-Duration Bond	1,050,992,208	(17,638,989)	14,813,219	(32,452,208)
Extended-Duration Bond	265,252,251	(2,323,038)	16,180,790	(18,503,828)
Global Bond	454,585,856	(33,392,504)	14,710,202	(48,102,706)
Defensive Market Strategies	644,785,944	30,877,948	50,691,532	(19,813,584)
Equity Index	508,855,319	139,130,970	158,990,507	(19,859,537)
Value Equity	1,256,754,457	114,885,625	221,210,339	(106,324,714)
Growth Equity	1,463,342,519	220,023,388	275,503,342	(55,479,954)
Small Cap Equity	676,343,085	2,851,035	61,457,716	(58,606,681)
International Equity Index	124,141,415	(11,207,851)	1,894,770	(13,102,621)
International Equity	1,459,842,644	(29,989,589)	143,867,973	(173,857,562)
Emerging Markets Equity	384,631,211	(71,485,907)	12,363,096	(83,849,003)
Inflation Protected Bond	307,116,569	(6,915,738)	1,550,724	(8,466,462)
Flexible Income	149,230,043	(7,936,266)	115,670	(8,051,936)
Real Assets	42,655,724	(9,661,229)	—	(9,661,229)
Real Estate Securities	288,316,273	(7,999,427)	8,048,954	(16,048,381)
Global Natural Resources	342,863,771	(103,282,627)	82,776	(103,365,403)

The differences between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the deferral of losses on straddles, gains on constructive sales and investments in PFIC’s, partnerships and other securities with book and tax cost differences.

At December 31, 2015, capital contributions, accumulated undistributed net investment income and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of PFICs, paydown losses, net operating losses, swaps, foreign currency transactions, distributions received from regulated investment companies, defaulted bonds, reclassifications of dividends paid and non-deductible expenses. Adjustments were also made due to the transfer of tax attributes received from the reorganization of the I Series Funds. The following amounts were reclassified within the capital accounts:

Fund	Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments, Currency Translations and Derivative Transactions
MyDestination 2005	$—	$(895)	$895
MyDestination 2015	—	(1,726)	1,726
MyDestination 2025	—	(4,598)	4,598
MyDestination 2035	—	(790)	790
MyDestination 2045	—	(1,669)	1,669
MyDestination 2055	—	276	(276)
Conservative Allocation	2,133,508	1,624	(2,135,132)
Balanced Allocation	24,445,146	(3,913)	(24,441,233)
Growth Allocation	16,808,249	3,560	(16,811,809)
Aggressive Allocation	13,816,629	(3,580)	(13,813,049)
Low-Duration Bond	—	(108,744)	108,744
Medium-Duration Bond	—	3,675,087	(3,675,087)
Extended-Duration Bond	—	(26,106)	26,106
Global Bond	—	307,115	(307,115)
Defensive Market Strategies	(269)	768,940	(768,671)
Equity Index	—	285,903	(285,903)
Value Equity	—	888,518	(888,518)
Growth Equity	—	959,374	(959,374)
Small Cap Equity	—	11,367	(11,367)
International Equity Index	(20,916)	22,207	(1,291)
International Equity	—	3,326,163	(3,326,163)
Emerging Markets Equity	—	(3,082,398)	3,082,398
Inflation Protected Bond	(484,548)	4,470,607	(3,986,059)
Flexible Income	(26,711)	27,654	(943)
Real Assets	—	(56)	56
Real Estate Securities	—	1,876,568	(1,876,568)
Global Natural Resources Equity	(45,811)	595,668	(549,857)

Net investment income, net realized gain (loss) on investments and net assets were not affected by these reclassifications.

9. MARKET AND CREDIT RISK

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (market risk) or due to the failure of the other party to a transaction to perform (credit and counterparty risks).

Market Risks — A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred stocks, or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Market values may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

Credit and Counterparty Risks — A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. The investment advisers minimize counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

10. RECENT SEC RULE AMENDMENT

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. These amendments are generally not effective until sometime in 2016.

The Board, on behalf of the Money Market Fund, has approved an investment policy in order for the Fund to meet the definition of a “government money market fund” under Rule 2a-7 under the Investment Company Act of 1940, as amended. Under amended Rule 2a-7, a government money market fund is a money market fund that invests at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash. These changes will become effective on or about May 1, 2016.

11. REGULATORY EXAMINATIONS

Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by the Trust and its affiliates with securities and other laws and regulations affecting the Funds. There are currently no such matters which the Trust and its affiliates believe will be material to these financial statements.

12. SUBSEQUENT EVENTS

On February 26, 2016 the Board approved a plan to liquidate the Real Assets Fund on or about April 29, 2016.

Subsequent events have been evaluated through the date that the financial statements were available to be issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded or disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and

Shareholders of GuideStone Funds, as defined:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of My Destination 2005 Fund, My Destination 2015 Fund, My Destination 2025 Fund, My Destination 2035 Fund, My Destination 2045 Fund, My Destination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund, Global Bond Fund, Flexible Income Fund, Defensive Market Strategies Fund, Real Assets Fund, Equity Index Fund, Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund, Emerging Markets Equity Fund and Global Natural Resources Equity Fund (constituting GuideStone Funds, hereafter referred to as the “Trust”) at December 31, 2015, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agents of the investee funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 29, 2016

NOTICE TO SHAREHOLDERS (Unaudited)

Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the federal tax status of distributions received by each Fund’s shareholders. During the year ended December 31, 2015, the Funds hereby designate the following dividends and distributions paid by each of the Funds:

Fund	Ordinary Income	Long-Term Capital Gain (20% rate)	Return of Capital
My Destination 2005	$1,488,763	$4,633,210	$—
My Destination 2015	9,221,001	55,611,928	—
My Destination 2025	14,743,086	86,476,338	—
My Destination 2035	7,786,505	57,558,647	—
My Destination 2045	5,286,977	41,769,639	—
My Destination 2055	722,260	2,378,631	—
Conservative Allocation	5,146,319	19,883,553	—
Balanced Allocation	30,811,159	185,492,585	—
Growth Allocation	21,827,804	159,439,753	—
Aggressive Allocation	15,096,267	192,947,411	—
Money Market	354,779	1,901	—
Low-Duration Bond	10,210,504	—	—
Medium-Duration Bond	29,877,794	5,599,044	—
Extended-Duration Bond	15,068,462	7,251,117	—
Global Bond	15,752,245	—	—
Defensive Market Strategies	14,319,869	20,145,965	—
Equity Index	10,123,913	13,062,522	—
Value Equity	23,442,851	118,071,515	—
Growth Equity	18,902,593	198,987,433	—
Small Cap Equity	4,060,828	38,044,741	—
International Equity Index	896,896	—	—
International Equity	26,090,595	45,470,957	—
Emerging Markets Equity	1,112,618	—	—
Inflation Protected Bond	939,144	—	—
Flexible Income	4,764,206	—	—
Real Assets	370,544	74,083	—
Real Estate Securities	11,697,003	9,758,872	—
Global Natural Resources Equity	220,488	—	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes. Long-term capital gain distributions are taxable as capital gain dividends.

NOTICE TO SHAREHOLDERS (Continued)

The following percentages of ordinary income dividends paid for the year ended December 31, 2015, have been designated as qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003.

Fund
My Destination 2005	27.49%
My Destination 2015	37.75%
My Destination 2025	44.35%
My Destination 2035	57.09%
My Destination 2045	67.67%
My Destination 2055	64.40%
Conservative Allocation	27.27%
Balanced Allocation	31.45%
Growth Allocation	52.18%
Aggressive Allocation	96.47%
Defensive Market Strategies	56.77%
Equity Index	88.05%
Value Equity	97.68%
Growth Equity	47.25%
Small Cap Equity	79.07%
International Equity Index	100.00%
International Equity	100.00%
Emerging Markets Equity	100.00%
Real Assets	7.38%
Real Estate Securities	8.37%
Global Natural Resources Equity	100.00%

All above designations are based on financial information available as of the date of this annual report, and accordingly, are subject to change. It is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

FUND MANAGEMENT (Unaudited)

Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-GS-FUNDS(1-888-473-8637).

Name, (DOB), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trusteee During Past 5 Years
INDEPENDENT TRUSTEES[2]
Michael R. Buster (1957) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2002	Executive Pastor, Prestonwood Baptist Church, 1989 - present.	28	N/A
Carson L. Eddy (1943) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2011	Retired – Partner in Charge (Orlando office), Carr, Riggs & Ingram, LLC, 2007 - 2013 – Certified Public Accountants; President, Quantum Consulting Group LLC, 2000 - 2013.	28	N/A
William Craig George (1958) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2004	Senior Credit Officer, NewBridge Bank, 2014 - present; Chief Credit Officer, CapStone Bank, 2011 - 2014 (bank acquired by NewBridge Bank); Executive Vice President/Regional Credit Officer, SunTrust Bank, 1995 - 2011.	28	N/A
Barry D. Hartis (1945) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2014	Certified Public Accountant, 1987 – Present; Client Services and Firm Development, Haynes Strand and Company, PLLC, 2005 – 2010; Vice President of Business and Finance, Greensboro College, 1998 – 2005.	28	GuideStone Financial Resources – Board of Trustees Member, 2004 – 2012; GuideStone Funds – Board of Trustees, Interested Trustee, 2005 – 2012.
Grady R. Hazel (1947) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2011	G400 Relations Manager, American Institute of Certified Public Accountants, 2012 - present; Executive Director, Society of Louisiana CPAs, 1995 - 2012.	28	Neighbors Federal Credit Union — Board of Directors Member and Chairman of Audit Committee; Stonetrust Commercial Insurance Company — Board of Directors Member and Member of Audit Committee.
Joseph A. Mack (1939) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2002	Independent Consultant, 2010 - present; Retired - Director, Office of Public Policy, South Carolina Baptist Convention, 1999 - 2011.	28	N/A
Franklin R. Morgan (1943) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2005	Retired - Senior Vice President, Director of International Administration, Prudential Securities, Inc., 1960 - 2003.	28	N/A
Kyle Tucker (1981) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2013	Vice President and Financial Advisor - CAPTRUST Financial Advisors, 2006 - Present.	28	N/A

FUND MANAGEMENT (Continued)

Name, (DOB), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trusteee During Past 5 Years
INTERESTED TRUSTEES[2,3]
Thomas G. Evans (1961) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2012	Appraiser, Manager and Owner, Encompass Financial Services, Inc., 1984 – present, President and Owner, Custom Land Management, LLC, 1984 – present; Manager, Private Partners Opportunity Fund, LLC, 2011 – present.	28	GuideStone Financial Resources – Board of Trustees Member, June 2010 – present; Baptist Foundation of Oklahoma, Board of Directors Member and Chairman, 2004 – present; Pioneer Spirit Foundation – Board of Trustees Member, 1993 – present; GuideStone Capital Management, Board of Directors Member, July 2011 – July 2012; Cherokee Strip Foundation – Board of Trustees Member, 2013 – present; Enid Regional Development Alliance – Board of Trustees member, 2010 – present.
James W. Hixson (1931) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2010	Retired.	28	GuideStone Financial Resources – Board of Trustees Member, June 2008 – present; GuideStone Advisors – Board of Directors Member, July 2008 – present; GuideStone Financial Services – Board of Directors Member, July 2008 – present.
OFFICERS WHO ARE NOT TRUSTEES[4]
Ron W. Bass (1966) 2401 Cedar Springs Road Dallas, TX 75201-1498 Chief Compliance Officer and AML Officer.	Since 2009	Director of Broker/Dealer and RIA Compliance, GuideStone Financial Resources, June 2009 – present; Manager of Broker/Dealer and RIA Compliance, GuideStone Financial Resources, 2008 – May 2009.	N/A	N/A
Melanie Childers (1971) 2401 Cedar Springs Road Dallas, TX 75201-1498 Vice President – Fund Operations	Since 2014	Managing Director, Fund Operations, GuideStone Financial Resources, 2014 - present; Director, Funds Administration and Operations, GuideStone Financial Resources, 2009 - 2014.	N/A	N/A
Ronald C. Dugan, Jr. (1962) 2401 Cedar Springs Road Dallas, TX 75201-1498 Vice President and Investment Officer	Since 2010	Vice President and Chief Strategic Investment Officer, GuideStone Financial Resources, 2013 - present; Director of Global Investment Strategies, GuideStone Financial Resources, 2010 - 2013; Managing Director, Equities, Russell Investments, 2000 - 2010.	N/A	N/A
John R. Jones (1953) 2401 Cedar Springs Road Dallas, TX 75201-1498 President	Since 2000	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources, 1997 - present.	N/A	N/A
Harold R. Loftin, Jr. (1959) 2401 Cedar Springs Road Dallas, TX 75201-1498 Chief Legal Officer and Secretary	Since 2015	Vice President, General Counsel and Secretary, GuideStone Financial Resources, 2014 - present; Associate Counsel Fiduciary and Corporate Services, GuideStone Financial Resources, 2013 - 2014; Counsel, Dentons, 2011 - 2013; Trial Attorney, U.S. Securities and Exchange Commission, 2000 - 2011.	N/A	N/A
Patrick Pattison (1974) 2401 Cedar Springs Road Dallas, TX 75201-1498 Vice President and Treasurer	Since 2008	Chief Accounting Officer, GuideStone Financial Resources, 2015 - present; Director of Financial Reporting & Process Review, GuideStone Financial Resources, 2008 - 2015.	N/A	N/A
Matt L. Peden (1967) 2401 Cedar Springs Road Dallas, TX 75201-1498 Vice President and Investment Officer	Since 2001	Vice President and Chief Investment Officer, GuideStone Financial Resources, 2015 - present; Director of Portfolio Management, GuideStone Financial Resources, 2010 - 2015.	N/A	N/A
[1]

Each Independent Trustee serves until his or her resignation, removal or mandatory retirement. Each Interested Trustee serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the board of trustees of GuideStone Financial Resources. All Trustees must retire after reaching the age of seventy-seven years or after achieving ten years of service, whichever occurs last. Officers serve at the pleasure of the Board of Trustees.

[2]

The Trust pays no compensation to the Trustees. The Trust reimburses the Trustees for any expenses incurred in attending meetings. The Trust does not compensate the officers for the services they provide to the Funds.

[3]

Messrs. Evans and Hixson are “interested persons” of the Trust as the term is defined in the Investment Company Act of 1940, due to their positions on the Board of Trustees of GuideStone Financial Resources.

[4]	The officers of the Trust may be deemed to be affiliates of the Adviser due to their positions with the Adviser and/or GuideStone Financial Resources.

PROXY VOTING

A description of the policies and procedures that GuideStone Funds uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how GuideStone Funds voted proxies during the most recent 12-month period ended June 30 is available without charge by calling 1-888-GS-FUNDS (1-888-473-8637), by visiting our website at www.GuideStoneFunds.com or by visiting the SEC’s website at www.sec.gov.

FORM N-MFP

Beginning December 2009, the GuideStone Money Market Fund began filing Form N-MFP with the SEC. Form N-MFP is filed on a monthly basis by money market mutual funds and includes detailed information about a money market fund’s investments and the market-based price of its portfolio known as its “shadow NAV” or mark-to-market valuation. The portfolio holdings information is posted on our website, www.GuideStoneFunds.com within five business days after the end of the month. Form N-MFP is made available online with a 60-day delay at www.sec.gov.

QUARTERLY SCHEDULES OF INVESTMENTS

In addition to the semi-annual and annual reports that GuideStone Funds delivers to shareholders and makes available through its website, GuideStone Funds files a complete schedule of portfolio holdings with the SEC for each Fund’s first and third fiscal quarters on Form N-Q. GuideStone Funds does not deliver the schedule for the first and third fiscal quarters to shareholders; however, the schedule is posted to our website, www.GuideStoneFunds.com. You may also obtain the Form N-Q filings by accessing the SEC’s website at www.sec.gov or copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) 732-0330. You can also request copies of this information, upon payment of a fee for duplication, at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

BOARD REVIEW OF ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Unaudited)

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees (the “Board”) of GuideStone Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), recently considered the renewal of (i) the investment advisory agreement between GuideStone Capital Management, LLC (the “Adviser” or “GSCM”) and the Trust on behalf of the Date Target, Asset Allocation and Select Funds (each a “Fund” and together, the “Funds”) (the “Advisory Agreement”); (ii) the sub-advisory agreements among the Adviser, each sub-adviser and the Trust on behalf of each Select Fund; and (iii) the sub-advisory agreement among the Adviser, Parametric Portfolio Associates LLC (“Parametric”) and the Trust on behalf of each Fund participating in the cash overlay program (“Cash Overlay Program”) (items ii and iii referred to collectively as the “Sub-Advisory Agreements”). The Advisory Agreement and the Sub-Advisory Agreements presented for renewal (each, an “Agreement,” and collectively, the “Agreements”) were approved for an additional one-year term, except as noted below, at a meeting of the Board held on September 17-18, 2015. The Board’s decision to approve the Agreements reflects the exercise of its business judgment to continue each existing arrangement. In approving the Agreements, the Board considered information provided by the Adviser, each applicable sub-adviser and a consulting firm engaged by the Adviser with the assistance and advice of counsel to the Independent Trustees (“Independent Counsel”) and counsel to the Trust. Because the Board had recently approved them for an initial two-year term, the following agreements were not subject to annual renewal at the September 17-18, 2015 Board meeting: the Sub-Advisory Agreements for the Growth Equity Fund with Jackson Square Partners, LLC (“Jackson Square”) and Loomis, Sayles & Company, L.P. (“Loomis”).

The Board’s consideration of various factors and its conclusions with respect to such factors formed the basis for the Board’s determination to continue the Agreements. The factors considered by the Board included, but were not limited to: (i) the personnel resources of the Adviser and sub-advisers; (ii) the experience and expertise of the Adviser and sub-advisers; (iii) the financial capabilities and resources of the Adviser and sub-advisers; (iv) the compliance procedures and history of the Adviser and sub-advisers; (v) the performance of the Fund or portfolio account in comparison to relevant benchmarks, peer universes of similarly managed funds and the Adviser’s and sub-advisers’ other clients; (vi) the amount of the contractual advisory fee in comparison to similarly managed funds and the Adviser’s and sub-advisers’ other clients and the effect of any fee waiver and expense reimbursement arrangement; (vii) the total expenses of the Fund in comparison to similarly managed funds and the use of past and anticipated expense caps; (viii) the profitability of the Adviser and sub-advisers with respect to the Fund or portfolio account and its overall business, as well as the effect of fee waivers and expense caps on profitability; (ix) the extent of any economies of scale and whether the fee structure reflects such economies of scale through breakpoints; (x) the existence of any collateral benefits realized by the Adviser and sub-advisers, such as affiliated brokerage arrangements or the use of soft dollars; and (xi) the existence of any collateral benefits realized by the Fund resulting from its relationship with the Adviser and sub-advisers. In addition, with respect to the Funds that utilize a multi-manager approach (i.e., the Fund is advised by multiple sub-advisers), the Board considered the ongoing role each sub-adviser plays in the overall structure of the Fund’s portfolio, including how each sub-adviser’s strategy complements the strategies of the other sub-advisers.

In its decision to renew the Agreements, the Board was also mindful of the potential disruptions of the Trust’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an Agreement. The Board also evaluated whether the approval of each Agreement is in the best interests of the applicable Fund and its shareholders. No one factor was determinative in the Board’s consideration of the Agreements.

The Board undertook a review of the terms of the Agreements and the nature, extent and quality of the services provided by the Adviser and each applicable sub-adviser. The Board conducted its analysis on a Fund-by-Fund basis with respect to the Adviser and each applicable sub-adviser. The Adviser provided the Board with substantial detailed information in the form of reports about each Date Target Fund, Asset Allocation Fund, Select Fund, applicable sub-advisory firm and the Adviser prior to and during the meeting, which addressed the factors listed previously. The Adviser also provided additional information about the Adviser and each sub-adviser in presentations made during the meeting and responded to questions from the Trustees. In addition, the Independent Trustees met separately in executive session with counsel to the Independent Trustees to discuss and consider information presented in connection with the continuation of the Agreements as well as the Trustees’ responsibilities and duties in approving the Agreements.

BOARD APPROVAL OF CONTINUATION OF THE ADVISORY AGREEMENT WITH GSCM

In considering the renewal of the existing Advisory Agreement with GSCM, the Board took into account all the materials provided prior to and during the meeting, the presentations made during the meeting and the comprehensive discussions during the meeting, including the discussions between the Independent Trustees and their Independent Counsel during the executive sessions.

The Board examined the nature, extent and quality of the services to be provided by the Adviser to the Funds. The Board evaluated the Adviser’s experience in serving as an investment adviser, including overseeing and managing the allocation of each Fund’s assets among the sub-advisers and continually reviewing the investment performance of each Fund, the nature and quality of the services provided by each sub-adviser for that Fund, and recommending changes to the sub-advisers as and when appropriate. The Board considered the experience of key personnel at the Adviser in providing investment management and administrative services and the systems used by such persons and the ability of the Adviser to attract and retain capable personnel. The Board considered the reputation, compliance history, compliance program and financial condition of the Adviser. The Board also considered the terms of the advisory and sub-advisory agreements and the responsibilities that the Adviser has as investment adviser to the Funds, including oversight of sub-adviser compliance with each Fund’s policies and objectives, oversight of general Fund compliance, including compliance with social restrictions and the implementation of Board directives as they relate to the Funds. The Board concluded that each Fund is likely to benefit from the nature, extent and quality of these services as a result of the Adviser’s experience, personnel, operations and resources. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

The Board also examined fee and expense information for the Select Funds, as compared to other funds in the Funds’ asset-stratified peer groups for the Investor Class, provided by the report of an outside consulting firm, as of June 30, 2015. The Board took into account that the management fees, net of any fee waiver or expense reimbursement, and as compared to similar funds with similar asset levels, for the Money Market, Low-Duration Bond, Medium-Duration Bond and Inflation Protected Bond Funds ranked in the first quartile; the Equity Index, Global Bond, Defensive Market Strategies, Real Estate Securities, Value Equity and International Equity Funds ranked in the second quartile; the Extended-Duration Bond, Flexible Income, Growth Equity, Small Cap Equity and Emerging Markets Equity Funds ranked in the third quartile; and the Global Natural Resources Equity Fund ranked in the fourth quartile. The Board also evaluated the total expense ratios for other funds in the Funds’ asset-stratified peer groups and determined that each Fund’s total expense ratio, with the exception of the Money Market, Extended-Duration Bond, Flexible Income, International Equity and Global Natural Resources Equity Funds, was the same as, or lower than, the median total expense ratio for such other funds. The Board took into account that the total expense ratio for the Extended-Duration Bond, Flexible Income, International Equity and Global Natural Resources Equity Funds ranked in the third quartile, and that the Money Market Fund ranked in the fourth quartile, among similar funds at similar asset levels. The Board inquired into factors that contributed to a Fund’s ranking in the third or fourth quartile for expenses among its peer group.

The Board also examined the fee and expense information for the Select Funds, as compared to other funds in the peer groups for the Institutional Class, provided by the Mack report, as of June 30, 2015. The Board determined that the management fees, net of any fee waiver or expense reimbursement, for the Real Estate Securities Fund ranked in the first quartile; the Money Market, Low-Duration Bond, Medium-Duration Bond, Inflation Protected Bond, Global Bond, Value Equity and International Equity Funds ranked in the second quartile; the Extended-Duration Bond, Defensive Market Strategies, Equity Index, Growth Equity and International Equity Index Funds ranked in the third quartile; and the Small Cap Equity and Emerging Markets Equity Funds ranked in the fourth quartile among each Fund’s broad peer group. The Board also evaluated the total expense ratios for other funds in each Fund’s broad peer group and determined that each Fund’s total expense ratio was the same as, or lower than, the median total expense ratio for such other funds, except for the Money Market, Small Cap Equity, International Equity and International Equity Index Funds. The Board took into account that the total expense ratios for the Money Market, Small Cap Equity and International Equity Funds ranked in the third quartile and the International Equity Index Fund ranked in the fourth quartile. The Board inquired into factors that contributed to a Fund’s ranking in the third or fourth quartile for expenses among its peer group.

The Board also examined fee and expense information for the Date Target Funds and the Asset Allocation Funds, as compared to other funds in the Funds’ asset-stratified peer groups for the Investor Class of the Date Target Funds and the Institutional and Investor Classes of the Asset Allocation Funds, provided by the report of an outside consulting firm, as of June 30, 2015. The Board determined that the management fees, net of any fee waiver or expense reimbursement, for each Date Target Fund were higher than the median management fees for other mutual funds in each Fund’s asset-stratified peer group but that the total expense ratios for each Date Target Fund were slightly lower than the median total expense ratio (second quartile) for such other funds. For the Asset Allocation Funds, the Board determined that the management fees, net of any fee waiver or expense reimbursement, for each Asset Allocation Fund for the Institutional and Investor Classes were slightly higher than the median management fees for other mutual funds in each Fund’s asset-stratified peer group and that the total expense ratios for each Asset Allocation Fund for the Institutional and Investor Class were slightly lower than the median total expense ratio for such other funds.

The Board examined the performance information for the Investor Class of the Select Funds compared to the relevant benchmark and to Morningstar peer rankings, specifically for the three-, five- and 10-year average annual total returns for the period ended June 30, 2015. Among Morningstar peers, the Board noted that the average annual total returns for the three-, five- and 10-year periods ended June 30, 2015 for the Money Market and Extended-Duration Bond Funds ranked in the first quartile.

For the period ended June 30, 2015, the Board noted that for the three-year average annual total return, the Global Bond and Value Equity Funds ranked in the first quartile; the Low-Duration Bond, Medium-Duration Bond, Inflation Protected Bond, Defensive Market Strategies and Small Cap Equity Funds ranked in the second quartile; the Growth Equity and International Equity Funds ranked in the third quartile; and the Real Estate Securities Fund ranked in the fourth quartile.

For the five-year average annual total return for the period ended June 30, 2015, the Board noted that the Global Bond, Real Estate Securities, Value Equity and Small Cap Equity Funds ranked in the first quartile; the Medium-Duration Bond, Inflation Protected Bond, Growth Equity and International Equity Funds ranked in the second quartile; the Low-Duration Bond Fund ranked in the third quartile; and no Funds ranked in the fourth quartile.

For the 10-year average annual total return for the period ended June 30, 2015, the Board noted that the Medium-Duration Bond and Real Estate Securities Funds ranked in the first quartile; the Low-Duration Bond Fund ranked in the second quartile; and the Value Equity, Growth Equity, Small Cap Equity and International Equity Funds ranked in the third quartile; and no Funds ranked in the fourth quartile.

The Board then examined the performance information included in the Report of the Investment Adviser for the Investor Class of each Asset Allocation Fund compared to the relevant benchmark and to Lipper peer rankings for the three-, five- and 10-year periods ended June 30, 2015, and for the Date Target Funds for the three- and five-year periods ended June 30, 2015.

Among Lipper peers, the Board noted that the Conservative Allocation Fund ranked in the fourth quartile for the three-, five- and 10-year periods ended June 30, 2015; the Balanced Allocation Fund ranked in the third quartile for the five- and 10-year periods and the fourth quartile for the three-year period ended June 30, 2015; the Growth Allocation Fund ranked in the third quartile for the five- and 10-year periods and the fourth quartile for the three-year period ended June 30, 2015; and the Aggressive Allocation Fund ranked in the first quartile for the five-year period, the second quartile for the three-year period and the third quartile for the 10-year period ended June 30, 2015.

The Board also noted that the My Destination 2015, 2025 and 2035 Funds each ranked in the third quartile among Lipper peers for the three-year period ended June 30, 2015, and the My Destination 2005, 2045 and 2055 Funds ranked in the fourth quartile among Lipper peers for the same period. Among Lipper peers for the five-year period ended June 30, 2015, the Board noted that the My Destination 2015, 2025, 2035 and 2045 Funds each ranked in the second quartile among Lipper peers for the five-year period ended June 30, 2015, and the My Destination 2005 Fund ranked in the fourth quartile among Lipper peers for the same period. The Board recognized the inception date of the My Destination 2055 Fund in 2012.

The Board and GSCM discussed the reasons why a Fund’s performance would be in the third or fourth quartile among its peer group, including with respect to the performances of the International Equity Fund, Extended-Duration Bond Fund, Emerging Markets Equity Fund and Global Natural Resources Equity Fund. The Board considered the reasons explained by GSCM, including the composition of the Fund’s peer group and market conditions.

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The Board considered the costs to GSCM of serving as the Adviser to the Funds, including the costs associated with the personnel, systems and equipment necessary to manage the Funds in accordance with the existing advisory agreement. The Board considered the revenues that GSCM received for serving as the Adviser to the Funds and the fact that any profit realized by the Adviser is forwarded to GuideStone Financial Resources, which for many years operated at a deficit with respect to the Trust. The Board also considered the profitability information for the Adviser, first, without taking into account sub-advisory fees, and second, taking into account sub-advisory fees. The Board then considered whether any direct or indirect collateral benefits inured to either the Adviser or the Trust as a result of their affiliation with one another. In light of these considerations, the Board concluded that any profits realized in connection with the Adviser’s services appeared reasonable.

The Board also considered the extent to which the advisory fee to be paid to the Adviser reflected economies of scale. The Board noted that as of May 1, 2015, only certain Funds are subject to an expense cap. The Board considered the amount of any fees waived by the Adviser for each Fund and the total amount of fees waived for the Trust as a whole during the past year. The Board also noted that the total expense ratios net of any fee waiver and expense reimbursement were below the median total expense ratio for other similar funds at the same asset levels for the Investor Class, except for the Money Market, Flexible Income and Global Natural Resources Equity Funds.

The Board also considered that they recently had performed a review of the current Advisory Agreement at the February 26-27, 2015 Board meeting, at which time the Board reviewed detailed presentations by the Adviser regarding the comprehensive review process it used to recommend changes to the advisory fee schedule, including increases in the advisory fees for the Global Bond Fund, Real Estate Securities Fund and Small Cap Equity Fund. At that meeting, the Board considered the Adviser’s rationale for the changes to the advisory fees. In addition, the Board considered the information provided by the Adviser to demonstrate the advisory fee previously set for each of the Global Bond Fund, Real Estate Securities Fund and Small Cap Equity Fund was too low given the complexity of managing that Fund.

In connection with considering the revised advisory fee schedule at the February meeting, the Board considered that the Adviser proposed to eliminate fee waivers for the majority of the Funds and discussed the Adviser’s rationale for such elimination. The Board had noted that the Adviser had expressed its intent to continue to offer fee waivers in connection with new funds. The Board had further noted that the proposed advisory fee schedule changes would result in an overall decrease in fee revenue to the Adviser. Based on their review, the Board had concluded that each Fund’s advisory fee was reasonable. The Board then concluded that based on the presentations made in February and the information provided at the current meeting, that each Fund’s advisory fee was reasonable.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board concluded that the fee paid to the Adviser by each Fund was fair and reasonable in light of the services to be performed, and in the exercise of its business judgment, determined to approve the continuation of the Advisory Agreement for each Fund. The Board also determined that approval of the continuation of each Advisory Agreement is in the best interests of each Fund and its shareholders.

BOARD APPROVAL OF CONTINUATION OF SUB-ADVISORY AGREEMENTS FOR THE SELECT FUNDS AND THE FUNDS PARTICIPATING IN THE CASH OVERLAY PROGRAM

In considering the existing Sub-Advisory Agreements with each of the applicable sub-advisers, the Board took into account the materials provided prior to and during the meeting, the presentations made during the meeting and the extensive discussions during the meeting, including the discussions the Independent Trustees had during their executive sessions with their Independent Counsel. The Board also took into account the Investment Management Committee’s (the “Committee”) review of information related to the Trust’s sub-advisers, questions submitted by the Committee to GSCM and Trust management regarding various sub-advisers, GSCM and Trust management’s responses to those questions and recommendations made by the Committee. More specifically, the Board examined the nature, extent and quality of the services to be provided by the sub-advisers. The Board evaluated each sub-adviser’s experience in serving as a sub-adviser to a Fund. The Board noted that each sub-adviser currently provides investment advice to various clients, including, in some cases, other pooled investment vehicles. The Board noted the experience of key personnel at each sub-adviser in providing investment management services and the systems used by such persons and the ability of each sub-adviser to attract and retain capable personnel. The Board noted the reputation, compliance history, compliance program and financial condition of each sub-adviser. The Board also noted the terms

360

of the existing sub-advisory agreements and the responsibilities that each sub-adviser has towards a Fund, including the responsibility of the day-to-day management of the investment portfolio of each Fund, compliance with each Fund’s policies and objectives and the implementation of Board directives as they relate to the Funds. The Board also took into account the overall structure of each Fund and the particular role each sub-adviser plays in that structure and in achieving each Fund’s overall investment objective. The Board also noted that market conditions presented challenges for certain active management strategies during recent periods. The Board concluded that each Fund is likely to benefit from the nature, extent and quality of these services as a result of each sub-adviser’s experience, personnel, operations and resources. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

The Board examined performance information for each segment of a Fund managed by a sub-adviser. The Board noted that, for many of the sub-advisers, the performance record of the segment of the Fund managed by the sub-adviser compared favorably to the relevant benchmark, the composite performance for the sub-adviser’s clients (on a gross fee basis) and/or the peer universe of similarly managed funds. In cases where the sub-adviser’s performance lagged behind the relevant benchmark, the Board also considered more recent investment performance, performance measured against other relevant benchmarks or how the sub-adviser’s strategy deviated from the composition of the benchmark, any recent reductions in the sub-advisory fee and the sub-adviser’s role within the Fund.

To the extent that a segment of a Fund underperformed the relevant benchmark, the Board and GSCM discussed the reasons for the underperformance and the outlook for the Fund’s future performance. The Board noted that, in certain cases, market trends that have developed since the recent economic downturn have contributed to the underperformance of some of the sub-advisers. The Board also considered whether a sub-adviser’s underperformance was within the expected tracking error for the sub-adviser’s investment strategy. The Board concluded that, although past performance is no guarantee of future performance, the performance of each Fund was satisfactory and the Funds were likely to benefit from each sub-adviser continuing to serve as sub-adviser to the Trust.

The Board examined the fee schedule for each sub-adviser, noting how the fee levels charged to the Trust compared with available information about fees charged by the sub-advisers to their other similarly situated clients, which in many cases include separately managed accounts, as well as how the sub-adviser fee levels for each Select Fund compared to the median sub-advisory fee for the peer universe of similarly managed funds.

The Board also took into account the profitability and the financial capability of each sub-adviser in light of information presented at the meeting. In light of these considerations, the Board concluded that the profits realized by each sub-adviser who completed a profitability questionnaire appeared reasonable. For the limited number of sub-advisers that did not provide profitability information, the Board relied upon other relevant information, particularly the independent negotiation of the fee schedules, the level of the fees, the sub-adviser’s performance history and feedback received from the sub-adviser regarding the firm’s inability to estimate profitability. The Board noted that, based on the Adviser’s representations, the financial statements of the sub-advisers did not appear to raise any significant concerns regarding the financial capability of those sub-advisers. The Board also considered the Adviser’s representations in the materials prepared for this meeting, and the discussions earlier in the meeting, that no sub-adviser experienced any material adverse change in its financial condition since the date of its most recent audited financial statements, and took into account the Adviser’s representation that it would continue to monitor the financial condition of each sub-adviser.

The Board considered the extent to which sub-adviser fees to be paid to each sub-adviser reflected economies of scale. The Board noted that each sub-adviser’s fee schedule either reflected economies of scale by reducing the fee on assets in excess of certain stated breakpoints or the fee level negotiated was below or on par with the standard fee level for the sub-adviser.

In evaluating the benefits that are expected to accrue to each sub-adviser through its relationship as sub-adviser to a Select Fund, the Board noted that certain sub-advisers allocate portfolio brokerage to affiliated broker-dealers that receive commissions from the execution of Fund trades. The Board also noted that certain sub-advisers expect to benefit from “soft dollar” arrangements by which brokers will provide research and other services to the sub-adviser in exchange for commissions on trades of the portfolio securities of the Select Fund. The Board considered whether any direct or indirect collateral benefits inured to the Trust as a result of its affiliation with each sub-adviser.

361

Based on all of the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, determined to approve the continuation of each Sub-Advisory Agreement. The Board also determined that approval of the continuation of each Sub-Advisory Agreement is in the best interest of each Select Fund and each Fund participating in the Cash Overlay Program and their respective shareholders.

BOARD REVIEW OF NEW SUB-ADVISORY AGREEMENTS FOR THE EMERGING MARKETS EQUITY FUND AND GLOBAL NATURAL RESOURCES EQUITY FUND

As required by the 1940 Act, the Board of the Trust, including all of the Independent Trustees, considered the approval of the following new sub-advisory agreements among: (i) AQR Capital Management, LLC (“AQR”), the Adviser and the Trust on behalf of the Emerging Markets Equity Fund; and (ii) Northern Trust Investments, Inc. (“NTI”), the Adviser and the Trust on behalf of the Global Natural Resources Equity Fund (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”).

The Board approved each New Sub-Advisory Agreement at an in-person meeting of the Board held on November 5-6, 2015.

The Board’s decision to approve each New Sub-Advisory Agreement on behalf of the Emerging Markets Equity Fund and Global Natural Resources Equity Fund reflects the exercise of its business judgment to enter into such agreements. In approving each New Sub-Advisory Agreement, the Board considered information provided by the Adviser and each sub-adviser with the assistance and advice of Independent Counsel to the Independent Trustees and counsel to the Trust.

The Board’s consideration of various factors and its conclusions with respect to such factors formed the basis for the Board’s determination to approve each New Sub-Advisory Agreement. The factors considered by the Board included, but were not limited to: (i) the personnel resources of each sub-adviser; (ii) the experience and expertise of each sub-adviser; (iii) the financial capabilities and financial resources of each sub-adviser; (iv) the compliance procedures and history of each sub-adviser; (v) the performance of each proposed investment strategy in comparison to any relevant benchmarks, similarly managed funds and each sub-adviser’s other clients; (vi) the amount of the contractual sub-advisory fee in comparison to fees for similarly managed funds and available information for each sub-adviser’s other clients and the effect of any fee waiver and expense reimbursement arrangement; (vii) the total expected expenses of the Emerging Markets Equity Fund and Global Natural Resources Equity Fund in comparison to those for similarly managed funds and the use of any anticipated expense caps; (viii) the expected profitability of each sub-adviser with respect to the Emerging Markets Equity Fund and Global Natural Resources Equity Fund and its overall business; (ix) the extent of any economies of scale and whether the fee structure reflects such economies of scale; (x) the existence of any collateral benefits realized by each sub-adviser, such as affiliate brokerage arrangements or the use of soft dollars; and (xi) the existence of any collateral benefits realized by the Emerging Markets Equity Fund and Global Natural Resources Equity Fund. The Board also evaluated whether the approval of each New Sub-Advisory Agreement was in the best interest of each of the Emerging Markets Equity Fund and Global Natural Resources Equity Fund and their respective shareholders or future shareholders. No one factor was determinative in the Board’s consideration of the agreements, and each Trustee may have attributed different weights to the factors considered.

The Board undertook a review of the terms of each New Sub-Advisory Agreement, and the nature, extent and quality of the services to be provided by each sub-adviser under the New Sub-Advisory Agreements. The Adviser provided the Board with information in the form of reports about each sub-adviser prior to the meeting, which addressed the factors listed above. The Adviser also provided additional information about each sub-adviser in a presentation made during the meeting, discussed the comprehensive screening process used to recommend each sub-adviser and responded to questions from the Board.

The Independent Trustees met separately in executive session with Independent Counsel to discuss and consider the information presented in connection with the approval of each New Sub-Advisory Agreement, as well as the Board’s responsibilities and duties in approving the agreements.

BOARD APPROVAL OF NEW SUB-ADVISORY AGREEMENTS FOR THE EMERGING MARKETS EQUITY FUND AND GLOBAL NATURAL RESOURCES EQUITY FUND

In considering the approval of each New Sub-Advisory Agreement for the Emerging Markets Equity Fund and Global Natural Resources Equity Fund, the Board took into account the materials provided prior to and during the November 5-6, 2015 meeting, the presentations made during the meeting and the extensive discussions during the meeting, including the discussion the

362

Independent Trustees had during their executive session with Independent Counsel. The Board also took into account the Committee’s review of information related to each New Sub-Advisory Agreement, questions submitted by the Committee to Trust management regarding each sub-adviser, Trust management’s responses to those questions and recommendations made by the Committee. The Board considered its responsibilities with respect to reviewing and approving the terms of each New Sub-Advisory Agreement, the investment management teams at each sub-adviser, the reasonableness of the sub-advisory fees, and whether the appointment of each sub-adviser would be reasonable and fair to each of the Emerging Markets Equity Fund and Global Natural Resources Equity Fund and their respective shareholders and future shareholders. The Board reviewed the factors that they should consider in evaluating whether to approve each New Sub-Advisory Agreement and the materials provided to support each factor.

The Board considered the reputation, compliance history, compliance program and financial condition of AQR and NTI. The Board noted the experience of key personnel at each sub-adviser who would be providing investment management services to each applicable Fund, the systems and resources used by such persons to implement and manage each applicable strategy and the ability of each sub-adviser to attract and retain capable personnel. The Board also noted the terms of each New Sub-Advisory Agreement and the responsibilities that each sub-adviser would have to the applicable Fund, including the responsibility of day-to-day management and compliance with each Fund’s investment objectives and policies. The Board concluded that the Emerging Markets Equity Fund and Global Natural Resources Equity Fund were likely to benefit from the nature, extent and quality of the services with respect to each applicable sub-adviser’s experience, personnel, operations and resources.

The Board noted the terms of each New Sub-Advisory Agreement and the responsibilities of each sub-adviser, including oversight of general Fund compliance and compliance with the Trust’s social restrictions. The Board considered the Adviser’s assessment of each sub-adviser’s financial condition. The Board noted that the Adviser, after reviewing certain financial information provided by each sub-adviser, felt comfortable that each sub-adviser was financially sound.

Emerging Markets Equity Fund

The Board, including the Independent Trustees advised by Independent Counsel, considered a number of factors, including the nature, extent and quality of the services to be provided by AQR, the past performance records of similar accounts managed by relevant personnel of AQR, fees charged to comparable clients and information regarding AQR’s ownership structure, investment management experience, investment philosophies and processes, clients, key personnel, ability to attract and retain capable personnel, assets under management, compliance policies and procedures, compliance history, reputation, and brokerage and soft dollar practices. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend AQR. The Board received and considered information about the potential of AQR to contribute economies of scale as the Fund grows in size. The Board considered that the Adviser had been able to negotiate fees that were favorable compared to AQR’s stated fee schedule. In addition, the Trustees noted that the sub-adviser’s fee schedule included a breakpoint that would reduce the sub-advisory fee charged if a specified asset level is reached in the future.

The Board noted that there was no historical profitability information with regard to AQR’s assignment within the Fund. The Board did note, however, that AQR did provide an estimate of profitability, which appeared reasonable to the Board. The Trustees considered the Adviser’s assessment of AQR’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by AQR, believed that AQR was financially sound.

The Board considered the fees to be paid to AQR under the New Sub-Advisory Agreement, as well as the overall fee structure under the New Sub-Advisory Agreement, in light of the nature, extent and quality of the services to be provided. The Board acknowledged that the Adviser was able to negotiate a favorable fee schedule below that of AQR’s standard fee schedule. The Board noted that the Fund’s aggregate management fees would not increase as a result of the appointment of AQR. The Board also noted that the Fund, and not the Adviser, would pay fees to AQR directly and, as a result, the appointment of AQR would not be expected to affect the Adviser’s profitability. The Board noted that the aggregate management fee for the Fund would continue to be competitive with fees paid by other mutual funds to other advisers. The Board also considered how AQR calculates costs and how, and the extent to which, such costs would be allocated to the Fund.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by AQR and its affiliates as a result of its arrangements with the Fund. The Board concluded that any potential benefits to be derived by AQR included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by sub-advisers to mutual funds.

The Board considered the Emerging Markets Integrated Alpha Strategy (“Integrated Alpha Strategy”) proposed to be implemented by AQR with respect to approximately 19% of the Fund’s assets that the Adviser intends to allocate to AQR. The Board noted the Adviser’s determination that the strategy would complement the other strategies currently utilized in the Fund and, as such, would maintain the Fund’s dedicated, emerging markets exposure and potential return source diversification. While noting that past performance does not indicate future results, the Trustees considered the back-tested performance results of the Integrated Alpha Strategy being proposed considering its limited performance history (inception date of June 1, 2015). The Trustees noted that the back-tested Integrated Alpha Strategy’s performance would have outperformed its benchmark (MSCI EM Index), gross of fees, over the one-, three-, five-, seven- and 10-year and since inception periods ended May 31, 2015. The Trustees further noted that a transition manager would not be utilized due to the reallocation of assets among the two AQR strategies within the Fund but did consider the anticipated costs of the transition.

The Board noted that the proposed Integrated Alpha Strategy is very similar to AQR’s existing Emerging Markets Equity Strategy. The Board noted that the Integrated Alpha Strategy would provide diversification benefits when combined with the strategy used by the Fund’s other sub-advisers, Genesis Asset Partners LLP and Genesis Investment Management LLP (together, “Genesis”). In addition, the Trustees believe that the inclusion of the Integrated Alpha Strategy in the Emerging Markets Equity Fund will allow for additional assets to be invested in the Emerging Markets Equity Fund, particularly given that the Genesis strategy is currently hard closed and AQR’s Emerging Markets Equity Strategy will be hard closed by year-end, but yet maintain the Emerging Markets Equity Fund’s current risk/return profile and investment characteristics.

Based on all the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, concluded that the Emerging Markets Equity Fund was likely to benefit from the nature, extent and quality of AQR’s services under the New Sub-Advisory Agreement and determined to approve the New Sub-Advisory Agreement with AQR. The Board also determined that the approval of the New Sub-Advisory Agreement with AQR was in the best interests of the Emerging Markets Equity Fund and its present and future shareholders.

Global Natural Resources Equity Fund

In making its determination to approve the New Sub-Advisory Agreement with NTI, the Board, including the Independent Trustees advised by Independent Counsel, considered a number of factors, including the nature, extent and quality of the services to be provided by NTI, the past performance records of similar accounts managed by relevant personnel of NTI, fees charged to comparable clients and information regarding NTI’s ownership structure, investment management experience, investment philosophies and processes, assets under management, clients, key personnel, ability to attract and retain capable personnel, compliance policies and procedures, compliance history, reputation, and brokerage and soft dollar practices. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend NTI. The Board received and considered information about the potential of NTI to contribute economies of scale as the Fund grows in size. The Board considered that the Adviser had been able to negotiate fees that were favorable compared to NTI’s standard fee schedule. In addition, the Trustees noted that NTI’s fee schedule included a breakpoint that would reduce the sub-advisory fee charged if a specified asset level is reached in the future.

The Board noted that there was no historical profitability information with regard to NTI’s assignment within the Fund. The Board did note, however, that NTI did provide an estimate of profitability, which appeared reasonable to the Board. The Trustees considered the Adviser’s assessment of NTI’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by NTI, believed that NTI was financially sound.

The Board considered the fees to be paid to NTI under the New Sub-Advisory Agreement, as well as the overall fee structure under the New Sub-Advisory Agreement, in light of the nature, extent and quality of the services to be provided. The Board acknowledged that the Adviser was able to negotiate a favorable fee schedule below that of NTI’s standard fee schedule. The Board noted that the Fund’s aggregate management fees would not increase as a result of the appointment of NTI. The Board also noted that the Fund, and not the Adviser, would pay fees to NTI directly and, as a result, the appointment of NTI would not be expected to affect the Adviser’s profitability. The Board noted that the aggregate management fee for the Fund would continue to be competitive with fees paid by other mutual funds to other advisers. The Board also considered how NTI calculates costs and how, and the extent to which, such costs would be allocated to the Fund.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by NTI and its affiliates as a result of its arrangements with the Fund. The Board concluded that any potential benefits to be derived by NTI included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by sub-advisers to mutual funds.

The Board considered the passively managed index strategy proposed to be implemented by NTI with respect to approximately 25% of the Fund’s assets that the Adviser intends to allocate to NTI. The Board noted the Adviser’s determination that the strategy would complement the other strategy currently utilized in the Fund and, as such, would enhance the Fund’s potential to provide long-term capital appreciation. While noting that past performance does not indicate future results, the Trustees considered the performance results of the strategy’s benchmark index (MSCI World Commodity Producers Index) being proposed, noting NTI does not currently manage a passive strategy to this benchmark. The Board did note, however, that NTI is an existing sub-adviser managing passive investment strategies for three series of the Trust, and the Adviser believes that NTI can manage this strategy effectively and efficiently for the Fund. The Trustees noted that the Adviser will utilize a transition manager to transition to NTI its allocation of the Fund’s assets and considered the anticipated costs of the transition.

The Board noted that the Adviser had determined to change the Fund’s benchmark index and, after further discussing the reasons for the change to the Fund’s benchmark index, concluded the Adviser’s decision to restructure the Fund by removing the strategic exposure to gold miners equities, and consequently terminating Van Eck Associates Corporation as a sub-adviser to the Fund, was appropriate to enhance (i) the structure of the Fund as a stand-alone fund, (ii) the Fund’s risk/return profile relative to the new benchmark index, (iii) and the Fund’s stock selection risk to factor risk composition. The Board noted that the inclusion of NTI in the Fund’s sub-adviser composite would provide diversifying exposure to SailingStone Capital Partners LLC, the other sub-adviser to the Fund.

Based on all the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, concluded that the Global Natural Resources Equity Fund was likely to benefit from the nature, extent and quality of NTI’s services under the New Sub-Advisory Agreement and determined to approve the New Sub-Advisory Agreement with NTI. The Board also determined that the approval of the New Sub-Advisory Agreement with NTI was in the best interests of the Global Natural Resources Equity Fund and its present and future shareholders.

INVESTMENT SUB-ADVISERS (Assets under management as of December 31, 2015) (Unaudited)

GuideStone Funds employs a broad array of proven investment managers for the benefit of their investors. Each manager is distinctive in its investment management process and business approach.

Fund	Sub-Adviser	Firm Established	Total Assets Managed
Money Market	BlackRock Advisors, LLC	1994	$4.6Tr
Low-Duration Bond	BlackRock Financial Management, Inc.	1988	$4.6Tr
	Pacific Investment Management Company LLC	1971	$1.4Tr
	Payden & Rygel	1983	$95.3B
Medium-Duration Bond	Goldman Sachs Asset Management, L.P.	1984	$1.1Tr
	Pacific Investment Management Company LLC	1971	$1.4Tr
	Western Asset Management Company and
	Western Asset Management Company Limited	1971	$433.7B
Extended-Duration Bond	Loomis, Sayles & Company, L.P.	1926	$229.1B
	Schroder Investment Management North America Inc.	1804	$446.5B
Global Bond	Loomis, Sayles & Company, L.P.	1926	$229.1B
	Western Asset Management Company and
	Western Asset Management Company Limited	1971	$433.7B
Defensive Market Strategies	American Century Investment Management, Inc.	1958	$146.2B
	AQR Capital Management, LLC	1998	$141.4B
	Parametric Portfolio Associates LLC	1992	$152.3B
	Shenkman Capital Management, Inc.	1985	$28.7B
Equity Index	Northern Trust Investments, Inc.	1889	$875.3B
Value Equity	AJO, LP	1984	$26.3B
	Barrow, Hanley, Mewhinney & Strauss, LLC	1979	$89.2B
	Northern Trust Investments, Inc.	1889	$875.3B
	TCW Investment Management Company	1971	$180.7B
Growth Equity	Brown Advisory, LLC	1993	$43.8B
	Jackson Square Partners, LLC	2013	$28.8B
	Loomis, Sayles & Company, L.P.	1926	$229.1B
	Sands Capital Management, LLC	1992	$44.2B
Small Cap Equity	AJO, LP	1984	$26.3B
	Columbus Circle Investors	1975	$13.9B
	RBC Global Asset Management (U.S.) Inc.	1983	$43.5B
	Snow Capital Management L.P.	1980	$3.2B
	TimesSquare Capital Management, LLC	2000	$17.0B
International Equity Index	Northern Trust Investments, Inc.	1889	$875.3B
International Equity	AQR Capital Management, LLC	1998	$141.4B
	Baillie Gifford Overseas Limited	1983	$181.3B
	Barrow, Hanley, Mewhinney & Strauss, LLC	1979	$89.2B
	MFS Institutional Advisors, Inc.	1970	$413.0B
	Mondrian Investment Partners Ltd.	1990	$56.8B
Emerging Markets Equity	AQR Capital Management, LLC	1998	$141.4B
	Genesis Asset Managers, LLP and
	Genesis Investment Management, LLP	1989	$26.4B
Inflation Protected Bond	BlackRock Financial Management, Inc.	1988	$4.6Tr
Flexible Income	Shenkman Capital Management, Inc.	1985	$28.7B
Real Estate Securities	Heitman Real Estate Securities, LLC,
	Heitman International Real Estate Securities GMBH and
	Heitman International Real Estate Securities HK Limited	1989	$35.2B
	RREEF America L.L.C.,
	Deutsche Investments Australia Limited and
	Deutsche Alternative Asset Management (Global) Limited	1975	$52.2B
Global Natural Resources Equity	Northern Trust Investments, Inc.	1889	$875.3B
	SailingStone Capital Partners LLC	2014	$4.6B
Custodian for GuideStone Funds Assets	The Northern Trust Company	1889	$6.1Tr
Cash Overlay for Target Date, Asset Allocation, Fixed Income, Equity and Real Return Funds	Parametric Portfolio Associates LLC	1992	$152.3B

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2401 Cedar Springs Road, Dallas, TX 75201-1498 1-888-GS-FUNDS • GuideStoneFunds.com	Funds distributed by Foreside Funds Distributors LLC 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, PA 19312

27245 1/16 2233

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Carson L. Eddy is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $755,000 and $763,000 for 2014 and 2015, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $40,000 and $67,000 for 2014 and 2015, respectively. Audit-related fees are related to procedures performed and the issuance of the auditors’ reports in connection with the Funds’ 17F-2 security counts.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $133,000 and $142,000 for 2014 and 2015, respectively. Tax fees are related to tax services in connection with Funds’ excise tax calculations and review of the Funds’ applicable tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $62,000 and $67,000 for 2014 and 2015, respectively. Other fees relate to: (i) for fiscal year 2014, procedures performed in connection with an assessment of the medical claims processed by Highmark Blue Cross Blue Shield; and (ii) for fiscal year 2015, procedures performed in connection with an assessment of the pharmacy claims processed by Express Scripts during the 2014 plan year.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

GuideStone

Non-Audit Services Provided to the Company, Advisor, and Others

The Audit Committee shall pre-approve all permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditors, including the fees therefor;

provided, that if the Committee chooses to delegate the authority to grant pre-approvals to one or more Committee members, each acting on behalf of the Committee, then the Committee shall adopt policies and procedures detailed as to the particular service and designed to safeguard the continued independence of the auditors, consistent with the requirements of the Sarbanes-Oxley Act of 2002 (the “S-O Act”) and related SEC regulations, which shall then be used in making such pre-approvals; and, further provided, that each delegated pre-approval shall be reported to the Committee during its next regularly scheduled meeting.

The pre-approval requirement for a permitted non-audit service may be waived if:

(1)

the aggregate amount of all such non-audit services provided constitutes not more than 5% of the total revenues paid by the Company to the Auditors in the fiscal year in which the non-audit services are provided;

(2)	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

(3)

such services are promptly brought to the attention of, and approved by, the Audit Committee or by a member of the Audit Committee to whom the Committee has delegated the authority to grant such approvals, if any, prior to the Auditors’ completion of the Company’s audit.

Additionally, if the Auditors’ engagement relates directly to the operations and financial reporting of the Company, to the extent required by Rule 2-01 of Regulation S-X, the Audit Committee shall pre-approve their engagements for non-audit services with:

(1)	the Advisor (excluding any subadviser whose role is primarily portfolio management and is sub-contracted or overseen by the Advisor), and

(2)	any entity controlling, controlled by, or under common control with such Advisor that provides ongoing services to the Company (each, a “Control Entity”)

in accordance with the foregoing paragraph, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditors by the Company, the Advisor and any such Control Entity during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee pursuant to this paragraph (in the absence of this exception). The Auditors may not perform contemporaneously any prohibited non-audit services for the Company, which currently include the following:

1.	bookkeeping or other services related to the accounting records or financial statements of the Company;

2.	financial information systems design and implementation;

3.	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4.	actuarial services;

5.	internal audit outsourcing services;

6.	management functions or human resources;

7.	broker or dealer, investment adviser, or investment banking services;

8.	legal services and expert services unrelated to the audit; and

9.	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 and $0 for 2014 and 2015, respectively.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GuideStone Funds

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(principal executive officer)

Date	3/2/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(principal executive officer)

Date	3/2/16

By (Signature and Title)*	/s/ Patrick Pattison
Patrick Pattison, Vice President and Treasurer
(principal financial officer)

Date	3/2/16

* Print the name and title of each signing officer under his or her signature.